UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Silver Run Acquisition Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☒ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED SEPTEMBER 2, 2016

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF SILVER RUN ACQUISITION CORPORATION

Dear Stockholders of Silver Run Acquisition Corporation:

        You are cordially invited to attend the special meeting of stockholders of Silver Run Acquisition Corporation ("Silver Run," "we," "our" or "us"). At the special meeting, Silver Run stockholders will be asked to consider and vote on proposals to:

  (i)
  (a) approve and adopt the Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the "Centennial Contributors"), Centennial Resource Production, LLC, a Delaware limited liability company ("CRP"), and New Centennial, LLC, a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), to which we expect to become a party following such approval and adoption and pursuant to which we will acquire approximately 89% of the outstanding membership interests in CRP and (b) approve such acquisition and the other transactions contemplated by the Contribution Agreement (the "business combination" and such proposal, the "Business Combination Proposal");

  (ii)
  approve and adopt amendments to Silver Run's amended and restated certificate of incorporation (the "Charter") to create a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock" and such proposal, the "Class C Charter Proposal");

  (iii)
  approve and adopt an amendment to the Charter to increase the number of authorized shares of Silver Run's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal");

  (iv)
  approve and adopt amendments to the Charter eliminating provisions in the Charter relating to our initial business combination that will no longer be applicable to us following the closing of the business combination (the "Additional Charter Proposal" and, together with the Class C Charter Proposal and the Authorized Share Charter Proposal, the "Charter Proposals");

  (v)
  approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market ("NASDAQ"), (a) the issuance and sale of up to 81,005,000 shares of Class A Common Stock to Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (together with any persons to whom it assigns the right to purchase such shares, the "Riverstone private investors"), the proceeds of which will be used to fund a portion of the cash consideration in the business combination, and the issuance of any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions (as defined herein) (such issuances, the "Riverstone Private Placement"), (b) the issuance and sale of 20,000,000 shares of Class A Common Stock to certain other accredited investors in a private placement, the proceeds of which will be used to fund a portion of the cash consideration in the business combination (together with the Riverstone Private Placement, the "Private Placements"), (c) the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and (d) the future issuance of up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their units representing common membership interests in CRP in accordance with the fifth amended and restated limited liability company agreement of CRP (the "NASDAQ Proposal");

  (vi)
  approve and adopt the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the "LTIP") and material terms thereunder, including the material terms of performance goals that may apply to awards granted under the LTIP intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "LTIP Proposal"); and

  (vii)
  approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal (the "Adjournment Proposal" and, together with the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal, the "Proposals").

Each of the Proposals is more fully described in the accompanying proxy statement, which each Silver Run stockholder is encouraged to review carefully.

        We refer to (a) the business combination, (b) the completion of the Private Placements, (c) the conversion of the outstanding shares of Silver Run's Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock" and such outstanding shares, the "founder shares"), into shares of Class A Common Stock on a one-for-one basis in connection with the business combination, (d) the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination and (e) the redemption by Silver Run of shares of Class A Common Stock held by any public stockholders (as defined herein) in connection with the business combination, collectively, as the "Transactions."

        Silver Run's Class A Common Stock and warrants, which are exercisable for shares of Class A Common Stock under certain circumstances, are currently listed on the NASDAQ under the symbols "SRAQ" and "SRAQW," respectively. Certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of Class A Common Stock and one-third of one warrant, and are listed on the NASDAQ under the symbol "SRAQU." The units will automatically separate into the component securities upon consummation of the business combination and, as a result, will no longer trade as a separate security. Upon the closing of the business combination, we intend to change our name from "Silver Run Acquisition Corporation" to "Centennial Resource Development, Inc.," and we have applied to continue the listing of our Class A Common Stock and warrants on the NASDAQ under the symbols "CDEV" and "CDEVW," respectively.

        Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our initial public offering, which closed on February 29, 2016 (the "IPO" and such holders, the "public stockholders"), with the opportunity to redeem, upon the closing of the business combination, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the trust account (the "Trust Account") that holds the proceeds (including interest but net of franchise and income taxes payable) from the IPO and a concurrent private placement of warrants to Silver Run Sponsor, LLC (our "Sponsor"). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of June 30, 2016 of approximately $500,296,824, the estimated per share redemption price would have been approximately $10.00. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the outstanding shares of Class A Common Stock sold in the IPO. Holders of Silver Run's outstanding warrants sold in the IPO, which are exercisable for shares of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the business combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the business combination with respect to any shares of Class A Common Stock they may hold, and the founder shares will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 20% of our outstanding Class A Common Stock and Class B Common Stock, including all of the founder shares. Our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of each of the Proposals.

        Silver Run is providing this proxy statement and accompanying proxy card to its stockholders in connection with the solicitation of proxies to be voted at the special meeting and any adjournments or postponements of the special meeting. Your vote is very important. Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay.

        We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption "Risk Factors" beginning on page 40 of this proxy statement.

        Silver Run's board of directors recommends that Silver Run stockholders vote FOR the Business Combination Proposal, FOR the Class C Charter Proposal, FOR the Authorized Share Charter Proposal, FOR the Additional Charter Proposal, FOR the NASDAQ Proposal, FOR the LTIP Proposal and FOR the Adjournment Proposal. When you consider the recommendation of Silver Run's board of directors in favor of each of the Proposals, you should keep in mind that certain of Silver Run's directors and officers have interests in the business combination that may conflict with your interests as a stockholder. See the section entitled "Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination."

        Approval of the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the Charter Proposals requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

        If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the Proposals presented at the special meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the Internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have no effect on the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Charter Proposals. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE SILVER RUN REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO SILVER RUN'S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY'S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Thank you for your consideration of these matters.

Sincerely,

Mark G. Papa
 Chief Executive Officer and Director
Silver Run Acquisition Corporation

        Whether or not you plan to attend the special meeting of Silver Run stockholders, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card in the pre-addressed postage paid envelope or by using the telephone or Internet procedures provided to you by your broker or bank. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting of Silver Run stockholders and vote in person, you must obtain a proxy from your broker or bank.

        Neither the Securities and Exchange Commission nor any state securities commission has passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is criminal offense.

        This proxy statement is dated                        , 2016 and is first being mailed to Silver Run stockholders on or about                        , 2016.

SILVER RUN ACQUISITION CORPORATION
1000 Louisiana Street, Suite 1450
Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF SILVER RUN ACQUISITION CORPORATION

To Be Held On                        , 2016

        To the Stockholders of Silver Run Acquisition Corporation:

        NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Silver Run Acquisition Corporation ("Silver Run," "we," "our" or "us") will be held at                    , Central Daylight time, on                        , 2016, at                    for the following purposes:

          1.     The Business Combination Proposal—To consider and vote upon a proposal to (a) approve and adopt the Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the "Centennial Contributors"), Centennial Resource Production, LLC, a Delaware limited liability company ("CRP"), and New Centennial, LLC, a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), to which we expect to become a party following such approval and adoption and pursuant to which we will acquire approximately 89% of the outstanding membership interests in CRP and (b) approve such acquisition and the other transactions contemplated by the Contribution Agreement (the "business combination" and such proposal, the "Business Combination Proposal"). A composite copy of the Contribution Agreement, incorporating Amendment No. 1 thereto into the text of the initial agreement, is attached to the accompanying proxy statement as Annex A.

          2.     The Class C Charter Proposal—To consider and act upon a proposal to approve and adopt amendments to Silver Run's amended and restated certificate of incorporation (the "Charter") to create a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock" and such proposal, the "Class C Charter Proposal"). A copy of our second amended and restated certificate of incorporation (the "Second A&R Charter") reflecting the proposed amendments pursuant to the Class C Charter Proposal is attached to the accompanying proxy statement as Annex B.

          3.     The Authorized Share Charter Proposal—To consider and act upon a proposal to approve and adopt an amendment to the Charter to increase the number of authorized shares of Silver Run's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal"). A copy of the Second A&R Charter reflecting the proposed amendment pursuant to the Authorized Share Charter Proposal is attached to the accompanying proxy statement as Annex B.

          4.     The Additional Charter Proposal—To consider and act upon a proposal to approve and adopt amendments to the Charter eliminating provisions in the Charter relating to our initial business combination that will no longer be applicable to us following the closing of the business combination (the "Additional Charter Proposal" and, together with the Class C Charter Proposal and the Authorized Share Charter Proposal, the "Charter Proposals"). A copy of the Second A&R Charter reflecting the proposed amendments pursuant to the Additional Charter Proposal is attached to the accompanying proxy statement as Annex B.

          5.     The NASDAQ Proposal—To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market, (a) the issuance and sale of up to 81,005,000 shares of Class A Common Stock to Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (together with any persons to whom it assigns the right to purchase such shares, the "Riverstone private investors"), the proceeds of which will be used to fund a portion of the cash consideration in the business combination, and the issuance of any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions (as defined herein) (such issuances, the "Riverstone Private Placement"), (b) the issuance and sale of 20,000,000 shares of Class A Common Stock to certain other accredited investors in a private placement, the proceeds of which will be used to fund a portion of the cash consideration in the business combination (together with the Riverstone Private Placement, the "Private Placements"), (c) the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and (d) the future issuance of up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their units representing common membership interests in CRP in accordance with the fifth amended and restated limited liability company agreement of CRP (the "NASDAQ Proposal").

          6.     The LTIP Proposal—To consider and vote upon a proposal to approve and adopt the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the "LTIP") and material terms thereunder, including the material terms of performance goals that may apply to awards granted under the LTIP intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "LTIP Proposal"). A copy of the LTIP is attached to the accompanying proxy statement as Annex D.

          7.     The Adjournment Proposal—To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal (the "Adjournment Proposal" and, together with the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal, the "Proposals").

        We refer to (a) the business combination, (b) the completion of the Private Placements, (c) the conversion of the outstanding shares of Silver Run's Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock" and such outstanding shares, the "founder shares"), into shares of Class A Common Stock on a one-for-one basis in connection with the business combination, (d) the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination and (e) the redemption by Silver Run of shares of Class A Common Stock held by any public stockholders (as defined herein) in connection with the business combination, collectively, as the "Transactions."

        Only holders of record of Silver Run's Class A Common Stock and Class B Common Stock at the close of business on                        , 2016 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements thereof. A complete list of Silver Run's stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at Silver Run's principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

        Pursuant to our Charter, we are providing the holders of shares of Class A Common Stock originally sold as part of the units issued in our initial public offering, which closed on February 29, 2016 (the "IPO" and such holders, the "public stockholders"), with the opportunity to redeem, upon the closing of the business combination, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the trust account (the "Trust Account") that holds the proceeds (including interest but net of franchise and income taxes payable) from the IPO and a concurrent private placement of warrants to Silver Run Sponsor, LLC (our "Sponsor"). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of June 30, 2016 of approximately $500,296,824, the estimated per share redemption price would have been approximately

$10.00. Public stockholders may elect to redeem their shares even if they vote in favor of the Business Combination Proposal. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the outstanding shares of Class A Common Stock sold in the IPO. Holders of Silver Run's outstanding warrants sold in the IPO, which are exercisable for shares of Class A Common Stock under certain circumstances, do not have redemption rights in connection with the business combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the consummation of the business combination with respect to any shares of Class A Common Stock they may hold, and the founder shares will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers and directors own approximately 20% of our outstanding Class A Common Stock and Class B Common Stock, including all of the founder shares. Our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of each of the Proposals.

        The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal at the special meeting. The Charter Proposals and the LTIP Proposal are conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal. The Adjournment Proposal is not conditioned on the approval of any other Proposal set forth in the accompanying proxy statement.

        Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed business combination and related Transactions and each of our Proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali, at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

                        , 2016
By Order of the Board of Directors

Mark G. Papa
 Chief Executive Officer and Director

i

CERTAIN DEFINED TERMS

        Unless the context otherwise requires, references in this proxy statement to:

  •
  "business combination" are to the transactions contemplated by the Contribution Agreement;

  •
  "Celero" are to Celero Energy Company, LP, a Delaware limited partnership;

  •
  "Centennial Contributors" are to CRD, NGP Follow-On and Celero, collectively;

  •
  "Class A Common Stock" are to our Class A Common Stock, par value $0.0001 per share;

  •
  "Class B Common Stock" are to our Class B Common Stock, par value $0.0001 per share;

  •
  "Class C Common Stock" are to our Class C Common Stock, par value $0.0001 per share, shares of which will be issued to the Centennial Contributors in connection with the business combination;

  •
  "Contribution Agreement" are to the Contribution Agreement, dated as of July 6, 2016, among the Centennial Contributors, CRP and NewCo, as amended by Amendment No. 1 thereto, dated as of July 29, 2016;

  •
  "CRD" are to Centennial Resource Development, LLC, a Delaware limited liability company;

  •
  "CRP" are to Centennial Resource Production, LLC, a Delaware limited liability company;

  •
  "CRP Common Units" are to units representing common membership interests in CRP;

  •
  "founder shares" are to shares of our Class B Common Stock initially purchased by our Sponsor in a private placement prior to our IPO;

  •
  "initial stockholders" are to holders of our founder shares prior to the IPO, including our Sponsor and our independent directors;

  •
  "IPO" are to Silver Run's initial public offering of units, which closed on February 29, 2016;

  •
  "management" or our "management team" are to our offıcers and directors;

  •
  "NewCo" are to New Centennial, LLC, a Delaware limited liability company controlled by affiliates of Riverstone;

  •
  "NGP Follow-On" are to NGP Centennial Follow-On LLC, a Delaware limited liability company;

  •
  "private placement warrants" are to the warrants issued to the Sponsor in a private placement simultaneously with the closing of our IPO;

  •
  "public shares" are to shares of our Class A Common Stock sold as part of the units in the IPO (whether they were purchased in the IPO or thereafter in the open market);

  •
  "public stockholders" are to the holders of our public shares, including members of our management team to the extent such members of our management team own public shares;

  •
  "public warrants" are to the warrants sold as part of the units in the IPO;

  •
  "Riverstone" are to Riverstone Investment Group LLC and its affiliates, collectively;

  •
  "Silver Run," "we," "our" or "us" are to Silver Run Acquisition Corporation;

  •
  "Sponsor" are to Silver Run Sponsor, LLC, a Delaware limited liability company and an affiliate of Riverstone;

  •
  "Transactions" are to (a) the business combination, (b) the completion of the Private Placements (as defined herein), (c) the conversion of the founder shares into shares of Class A Common Stock on a one-for-one basis in connection with the business combination, (d) the Additional Debt Repayment Contribution (as defined herein) and (e) the redemption by Silver Run of public shares held by any public stockholders in connection with the business combination;

  •
  "units" are to our units sold in the IPO, each of which consists of one share of Class A Common Stock and one-third of one public warrant; and

  •
  "voting common stock" are to our Class A Common Stock and Class B Common Stock prior to the consummation of the Transactions, and to our Class A Common Stock and Class C Common Stock following the consummation of the Transactions.

        For additional defined terms commonly used in the oil and natural gas industry and used in this proxy statement, please see "Glossary of Oil and Natural Gas Terms" set forth in Annex J.

        Unless otherwise specified, the voting and economic interests of Silver Run stockholders set forth in this proxy statement (x) assume that (i) a Centennial Cash Election (as defined herein) is not made, (ii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iii) no public stockholders elect to have their public shares redeemed, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement (as defined herein), (v) none of Silver Run's existing stockholders or the investors who will become stockholders of Silver Run at the closing of the Transactions purchase shares of Class A Common Stock in the open market and (vi) there are no other issuances of equity interests of Silver Run and (y) do not take into account private placement warrants and public warrants that will remain outstanding following the business combination and may be exercised at a later date.

SUMMARY TERM SHEET

        This Summary Term Sheet, together with the sections entitled "Questions and Answers About the Proposals for Silver Run Stockholders" and "Summary of the Proxy Statement," summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached annexes, for a more complete understanding of the matters to be considered at the special meeting of Silver Run stockholders.

  •
  Silver Run Acquisition Corporation, a Delaware corporation ("Silver Run," "we," "our" or "us"), is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an "Initial Business Combination").

  •
  There are currently 62,500,000 shares of Silver Run's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), and Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock"), issued and outstanding, consisting of 50,000,000 shares of Class A Common Stock originally sold as part of the units issued in Silver Run's initial public offering (the "IPO" and such shares, the "public shares"), consummated on February 29, 2016, and 12,500,000 shares of Class B Common Stock that were originally issued to Silver Run Sponsor, LLC (the "Sponsor"), prior to the IPO (the "founder shares"). In addition, there are currently 24,666,666 warrants of Silver Run outstanding, consisting of 16,666,666 warrants originally sold as part of the units in the IPO (the "public warrants") and 8,000,000 warrants sold to our Sponsor in a private placement (the "private placement warrants"). Each whole warrant entitles the holder to purchase one whole share of Class A Common Stock for $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and twelve months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, Silver Run may redeem the outstanding warrants in whole and not in part, at a price of $0.01 per warrant, if the last sale price of our Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before Silver Run sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees. For more information about Silver Run, see the sections entitled "Business of Silver Run" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Silver Run."

  •
  Centennial Resource Production, LLC ("CRP") is an independent oil and natural gas company focused on the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. Its assets are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. Its properties consist of large, contiguous acreage blocks in Reeves, Ward and Pecos counties in West Texas. For more information about CRP, see the sections entitled "Business of CRP" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP." CRP is currently owned by Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), and Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the "Centennial Contributors").

  •
  On July 21, 2016, we and New Centennial, LLC ("NewCo"), a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), entered into an agreement to assign (the "Agreement to Assign"), pursuant to which NewCo has agreed to assign to us, and we have agreed to accept the assignment of, all of its rights and obligations under that certain Contribution Agreement, dated as of July 6, 2016 (as

v

    amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among the Centennial Contributors, CRP and NewCo, subject to the satisfaction or written waiver, if applicable, of the conditions set forth in the Agreement to Assign, including stockholder approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal. A composite copy of the Contribution Agreement, incorporating Amendment No. 1 thereto into the text of the initial agreement, and a copy of the Agreement to Assign are attached to this proxy statement as Annex A and Annex E, respectively. For more information about the Agreement to Assign, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Agreement to Assign."

  •
  Upon assignment to us of all of NewCo's rights and obligations under the Contribution Agreement, subject to the terms and conditions contained therein, we will acquire approximately 89% of the outstanding membership interests in CRP (such acquisition, together with the other transactions contemplated by the Contribution Agreement, the "business combination"). At the closing of the business combination, we will contribute to CRP cash in an amount equal to the net cash proceeds received by Silver Run pursuant to the Transactions (as defined herein), plus the amount of funds from the trust account that holds the proceeds (including interest but net of franchise and income taxes payable) from the IPO and a concurrent private placement of warrants to our Sponsor and minus any deferred expenses payable by Silver Run at closing to the underwriters in the IPO. CRP will then distribute to the Centennial Contributors cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined and described in "Proposal No. 1—The Business Combination Proposal—Contribution Agreement—Centennial Cash Election") (the "Cash Consideration") in partial redemption of the Centennial Contributors' membership interests in CRP (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election), and we and the Centennial Contributors will effect a recapitalization of CRP (the "Recapitalization"). Pursuant to the Recapitalization (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests in CRP of the Centennial Contributors will be converted into 20,000,000 units representing common membership interests in CRP (the "CRP Common Units") and (2) we will be admitted as a member of CRP and issued such number of CRP Common Units as is equal to the number of shares of Class A Common Stock outstanding following the consummation of the Transactions. For more information about the Contribution Agreement and the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal."

  •
  Provided a Centennial Cash Election is not made, we will issue an aggregate of 20,000,000 shares of our Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock"), to the Centennial Contributors. Holders of Class C Common stock, together with holders of Class A Common Stock voting as a single class, will have the right to vote on all matters properly submitted to a vote of the stockholders, but holders of Class C Common Stock will not be entitled to any dividends or liquidating distributions from Silver Run. The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of our Class A Common Stock or, at CRP's option, an equivalent amount of cash; provided that we may, at our option, effect a direct exchange of cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP. Upon the future redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled. For more information about the Class C Common Stock, see the section entitled "Proposal No. 2—The Class C Charter Proposal—Description of Class C Common Stock."

  •
  In connection with the closing of the business combination, we will also issue one share of our Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), to CRD. CRD, as the holder of the Series A Preferred Stock, will not be entitled to any dividends from Silver Run, but will be entitled to preferred distributions in liquidation in the amount of $0.0001 per share of Series A Preferred Stock and will have a limited voting right as described below. The Series A Preferred Stock will be redeemable by us (a) at such time as CRD and its affiliates cease to own, in the aggregate, at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions), (b) at any time at CRD's option or (c) upon a breach by CRD of the transfer restrictions relating to the Series A Preferred Stock. In addition, for so long as the Series A Preferred Stock remains outstanding, CRD will be entitled to nominate one director for election to our board of directors in connection with any vote of our stockholders for the election of directors, and the vote of CRD will be the only vote required to elect such nominee to our board. For more information about the Series A Preferred Stock, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Certificate of Designation—Description of Series A Preferred Stock."

  •
  Prior to the consummation of the business combination, Silver Run and CRP intend to amend CRP's credit agreement to permit the business combination and to increase the aggregate commitments thereunder. In either case, we expect that all outstanding indebtedness of CRP will be repaid at the closing of the business combination.

  •
  Unless waived by the parties to the Contribution Agreement, the closing of the business combination is subject to a number of conditions set forth in the Contribution Agreement, including, among others, receipt of the requisite stockholder approval of the Contribution Agreement and the business combination as contemplated by this proxy statement. For more information about the closing conditions to the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Conditions to Closing of the Business Combination."

  •
  The Contribution Agreement may be terminated at any time prior to the consummation of the business combination upon agreement of the parties thereto, or by NewCo (or, following the assignment, Silver Run) or CRP acting alone, in specified circumstances. For more information about the termination rights under the Contribution Agreement, see the section entitled "Proposal No. 1—The Business Combination Proposal—Termination."

  •
  The proposed Transactions involve numerous risks. For more information about these risks, please read "Risk Factors."

  •
  Under our amended and restated certificate of incorporation (the "Charter"), in connection with the business combination, holders of our public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Charter. As of June 30, 2016, this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its public shares for cash and will no longer own shares of Silver Run following the completion of the business combination and will not participate in the future growth of Silver Run, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. See the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights."

  •
  In connection with the business combination, Silver Run has obtained commitments for the purchase of up to 81,005,000 newly issued shares of Class A Common Stock by Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (together with any persons to whom it assigns the right to purchase such shares, the "Riverstone private investors" and such sale, together with the sale of any additional shares of Class A Common Stock to the Riverstone private investors to facilitate the Transactions as described below, the "Riverstone Private Placement"), and the purchase of 20,000,000 newly issued shares of Class A Common Stock (the "PIPE Investment" and, together with the Riverstone Private Placement, the "Private

    Placements") by certain other accredited investors (the "PIPE investors" and, together with the Riverstone private investors, the "private investors"). Silver Run expects to receive approximately $1.01 billion in aggregate proceeds from the Private Placements, which will be used to fund a portion of the Cash Consideration in the business combination. In addition, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock at $10.00 per share in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for us to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares and pay transaction-related expenses incurred by us.

    We refer to (a) the business combination, (b) the completion of the Private Placements, (c) the conversion of the founder shares into shares of Class A Common Stock on a one-for-one basis in connection with the business combination, (d) the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination (the "Additional Debt Repayment Contribution") and (e) the redemption by Silver Run of public shares held by any public stockholders in connection with the business combination, collectively, as the "Transactions."

  •
  Our Charter includes a conversion adjustment which provides that the founder shares will automatically convert at the time of the business combination into a number of shares of Class A Common Stock such that the holders of the founder shares will continue to own, in the aggregate, 20% of our issued and outstanding shares of common stock after giving effect to the Private Placements. However, this conversion adjustment has been waived, and holders of our founder shares will instead receive upon conversion one share of Class A Common Stock for each founder share converted as of the closing of the business combination.

  •
  It is anticipated that, upon completion of the Transactions, the ownership of Silver Run will be as follows:

  •
  the public stockholders (other than the private investors) will own 50,000,000 shares of our Class A Common Stock, representing a 30.6% economic interest and a 27.3% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 12.2% economic interest and a 10.9% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 49.5% economic interest and a 44.1% voting interest;

  •
  the holders of our founder shares, including our Sponsor and independent directors, will own 12,500,000 shares of our Class A Common Stock, representing a 7.7% economic interest and a 6.8% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 10.9% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

    The number of shares and the economic and voting interests set forth above assume that (i) a Centennial Cash Election is not made, (ii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iii) no public stockholders elect to have their public shares redeemed, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the foregoing investors purchase shares of Class A Common Stock in the open market and (vi) there are no other issuances of equity interests of Silver Run. As a result of the Transactions, the voting interest of our public stockholders will decrease from 80.0% to 27.3%, and Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock. In addition, if public stockholders elect to have their public shares redeemed in connection with the business combination, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from Silver Run at $10.00 per share to offset such redemptions. In such a case, the economic and voting interests of the public stockholders, as a group, will decrease, and the economic and voting interests of the Riverstone private investors, as a group, will increase, accordingly, but the economic and voting interests of the PIPE investors, the holders of our founder shares and the Centennial Contributors will not be affected.

    The ownership percentages with respect to Silver Run set forth above do not take into account warrants to purchase Class A Common Stock that will remain outstanding immediately following the business combination or shares of Class A Common Stock issuable upon the redemption or exchange of CRP Common Units by the Centennial Contributors, but do include the founder shares (even though they and the shares of Class A Common Stock into which they convert upon an Initial Business Combination are subject to transfer restrictions) due to the continued voting rights associated with the founder shares. If the actual facts are different than these assumptions, the percentage ownership retained by Silver Run's existing stockholders in Silver Run following the business combination will be different. For example, if we assume that all outstanding 16,666,666 public warrants and 8,000,000 private placement warrants were exercisable and exercised following completion of the Transactions, then the ownership of Silver Run would be as follows:

    •
    the public stockholders (other than the private investors) and holders of the public warrants will own 66,666,666 shares of our Class A Common Stock, representing a 35.4% economic interest and a 32.0% voting interest;

    •
    the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 10.6% economic interest and a 9.6% voting interest;

    •
    the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 43.1% economic interest and a 38.9% voting interest;

    •
    the holders of our founder shares and the private placement warrants, including our Sponsor and independent directors, will own 20,500,000 shares of our Class A Common Stock, representing a 10.9% economic interest and a 9.9% voting interest;

    •
    the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 9.6% voting interest; and

    •
    CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

    The public warrants and private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and twelve months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation.

    Please see the section entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Silver Run's Public Float" and "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for further information.

  •
  Our board of directors considered various factors in determining whether to approve the Contribution Agreement and the business combination. For more information about our decision-making process, see the section entitled "Proposal No. 1—The Business Combination

    Proposal—Silver Run's Board of Directors' Reasons for the Approval of the Business Combination."

  •
  In addition to voting on the proposal to approve and adopt the Contribution Agreement and the business combination (the "Business Combination Proposal") at the special meeting, Silver Run's stockholders will also be asked to vote on:

  •
  amendments to our Charter to create the Class C Common Stock (the "Class C Charter Proposal");

  •
  an amendment to our Charter to increase the number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal");

  •
  amendments to our Charter eliminating provisions in the Charter relating to an Initial Business Combination that will no longer be applicable to us following the closing of the business combination (the "Additional Charter Proposal" and, together with the Class C Charter Proposal and the Authorized Share Charter Proposal, the "Charter Proposals");

  •
  approval, for purposes of complying with applicable listing rules of The NASDAQ Capital Market (the "NASDAQ Proposal"), of:

  •
  the issuance and sale of up to 81,005,000 shares of Class A Common Stock, and the issuance and sale of any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions, in the Riverstone Private Placement;

  •
  the issuance and sale of 20,000,000 shares of Class A Common Stock in the PIPE Investment;

  •
  the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination; and

  •
  the future issuance of up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of CRP Common Units in accordance with the fifth amended and restated limited liability company agreement of CRP, as described in the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Amended and Restated Limited Liability Company Agreement of CRP—CRP Common Unit Redemption Right";

  •
  approval and adoption of the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan the ("LTIP") and material terms thereunder, including the material terms of performance goals that may apply to awards granted under the LTIP intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "LTIP Proposal"); and

  •
  approval of the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals presented at the special meeting (the "Adjournment Proposal" and, together with the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal, the "Proposals").

        For more information, see the sections entitled "Proposal No. 2—The Class C Charter Proposal," "Proposal No. 3—The Authorized Share Charter Proposal," "Proposal No. 4—The Additional Charter Proposal," "Proposal No. 5—The NASDAQ Proposal," "Proposal No. 6—The LTIP Proposal" and "Proposal No. 7—The Adjournment Proposal."

x

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
FOR SILVER RUN STOCKHOLDERS

        The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of stockholders of Silver Run Acquisition Corporation ("Silver Run," "we," "our" or "us"), including the proposed business combination. The following questions and answers do not include all the information that is important to Silver Run stockholders. We urge Silver Run stockholders to read carefully this entire proxy statement, including the annexes and other documents referred to herein.

Q:
Why am I receiving this proxy statement?

A:
Silver Run stockholders are being asked to consider and vote upon, among other things, a proposal to (a) approve and adopt the Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), Celero Energy Company, LP, a Delaware limited partnership ("Celero" and, together with CRD and NGP Follow-On, the "Centennial Contributors"), Centennial Resource Production LLC, a Delaware limited liability company ("CRP"), and New Centennial, LLC ("NewCo"), a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), to which we expect to become a party following such approval and adoption and pursuant to which we will acquire approximately 89% of the outstanding membership interests in CRP and (b) approve such acquisition and the other transactions contemplated by the Contribution Agreement (the "business combination" and such proposal, the "Business Combination Proposal"). Subject to the terms and conditions set forth in the Contribution Agreement, the Centennial Contributors will receive approximately $1.2 billion in cash and will retain approximately $184.7 million of equity securities in CRP that are exchangeable into 20,000,000 shares of Silver Run's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock").

A composite copy of the Contribution Agreement, incorporating Amendment No. 1 thereto into the text of the initial agreement, is attached to this proxy statement as Annex A. This proxy statement and its annexes contain important information about the proposed business combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:
What is being voted on at the special meeting?

A:
Below are the proposals on which Silver Run stockholders will vote at the special meeting.

1.
The Business Combination Proposal—To approve and adopt the Contribution Agreement and approve the business combination.

2.
The Class C Charter Proposal—To approve and adopt amendments to Silver Run's amended and restated certificate of incorporation (the "Charter") to create a new class of capital stock, Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock" and such proposal, the "Charter Proposal"). A copy of our second amended and restated certificate of incorporation (the "Second A&R Charter") reflecting the proposed amendments pursuant to the Class C Charter Proposal is attached to this proxy statement as Annex B.

3.
The Authorized Share Charter Proposal—To approve and adopt an amendment to the Charter to increase the number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal"). A copy of the Second

    A&R Charter reflecting the proposed amendment pursuant to the Authorized Share Charter Proposal is attached to the accompanying proxy statement as Annex B.

  4.
  The Additional Charter Proposal—To approve and adopt amendments to the Charter eliminating provisions in the Charter relating to an Initial Business Combination (as defined herein) that will no longer be applicable to us following the closing of the business combination (the "Additional Charter Proposal" and, together with the Class C Charter Proposal and the Authorized Share Charter Proposal, the "Charter Proposals"). A copy of the Second A&R Charter reflecting the proposed amendments pursuant to the Additional Charter Proposal is attached to this proxy statement as Annex B.

  5.
  The NASDAQ Proposal—To approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market ("NASDAQ"), (a) the issuance and sale of up to 81,005,000 shares of Class A Common Stock to Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (the "Riverstone private investor" and, together with any persons to whom it assigns the right to purchase such shares, the "Riverstone private investors"), the proceeds of which will be used to fund a portion of the cash consideration in the business combination, and the issuance of any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions (as defined herein) (such issuances, the "Riverstone Private Placement"), (b) the issuance and sale of 20,000,000 shares of Class A Common Stock to certain other accredited investors in a private placement, the proceeds of which will be used to fund a portion of the cash consideration in the business combination (the "PIPE Investment" and, together with the Riverstone Private Placement, the "Private Placements"), (c) the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and (d) the future issuance of up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their units representing common membership interests in CRP (the "CRP Common Units") in accordance with the fifth amended and restated limited liability company agreement of CRP, as described in the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Amended and Restated Limited Liability Company Agreement of CRP—CRP Common Unit Redemption Right" (the "NASDAQ Proposal").

  6.
  The LTIP Proposal—To approve and adopt the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the "LTIP") and material terms thereunder, including the material terms of performance goals that may apply to awards granted under the LTIP intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "LTIP Proposal"). A copy of the LTIP is attached to the accompanying proxy statement as Annex D.

  7.
  The Adjournment Proposal—To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal. This proposal will only be presented at the special meeting if there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal or the LTIP Proposal.

Q:
Are the proposals conditioned on one another?

A:
Yes. The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal at the special meeting. The Charter Proposals and the LTIP Proposal are conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

Q:
Why is Silver Run providing stockholders with the opportunity to vote on the business combination?

A:
Under our Charter, we must provide all holders of shares of Class A Common Stock originally sold as part of the units issued in Silver Run's initial public offering, which closed on February 29, 2016 (the "IPO" and such shares and holders, the "public shares" and "public stockholders," respectively) with the opportunity to have their public shares redeemed upon the consummation of an Initial Business Combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the closing of the business combination. The approval of our stockholders of the Business Combination Proposal is also a condition to closing in the Contribution Agreement.

Q:
What will happen in the business combination?

A:
On July 6, 2016, the Centennial Contributors, CRP and NewCo entered into the Contribution Agreement, pursuant to which, among other things, and subject to the terms and conditions contained therein, NewCo has agreed to acquire approximately 89% of the outstanding membership interests in CRP. The parties entered into Amendment No. 1 to Contribution Agreement on July 29, 2016. Under the terms of the Contribution Agreement, without the prior written consent of the other parties thereto, NewCo may assign, in whole or in part, its obligations thereunder to Silver Run. On July 21, 2016, we and NewCo entered into an Agreement to Assign (the "Agreement to Assign"), pursuant to which NewCo has agreed to assign to us, and we have agreed to assume, all of its rights and obligations under the Contribution Agreement, subject to the satisfaction or written waiver, if applicable, of certain conditions, including the approval by our stockholders of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal. See the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Agreement to Assign" for more information on the Agreement to Assign.

Upon assignment of all of NewCo's rights and obligations under the Contribution Agreement, and, subject to the conditions contained therein, at the closing of the business combination, we will contribute to CRP cash in an amount equal to the net cash proceeds received by Silver Run pursuant to the Transactions, plus the amount of funds from the trust account (the "Trust Account") that holds the proceeds (including interest but net of franchise and income taxes payable) from the IPO and a concurrent private placement of warrants to Silver Run Sponsor, LLC (our "Sponsor") and minus any deferred expenses payable by Silver Run at closing to the underwriters in the IPO (the "Silver Run Cash Contribution"). CRP will then distribute to the Centennial Contributors cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined and described in "Proposal No. 1—The Business Combination Proposal—Contribution Agreement—Centennial Cash Election") (the "Cash Consideration") in partial redemption of the Centennial Contributors' membership interests in CRP (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election), and we and the Centennial

  Contributors will effect a recapitalization of CRP (the "Recapitalization"). Pursuant to the Recapitalization (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests of the Centennial Contributors will be converted into 20,000,000 CRP Common Units and (2) we will be admitted as a member of CRP and issued such number of CRP Common Units as is equal to the number of shares of Class A Common Stock outstanding following the consummation of the Transactions. For more information about the Contribution Agreement and the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal."

  Provided a Centennial Cash Election is not made, we will also issue an aggregate of 20,000,000 shares of our Class C Common Stock to the Centennial Contributors. Holders of Class C Common stock, together with holders of Class A Common Stock voting as a single class, will have the right to vote on all matters properly submitted to a vote of the stockholders, but holders of Class C Common Stock will not be entitled to any dividends or liquidating distributions from Silver Run. The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of our Class A Common Stock or, at CRP's option, an equivalent amount of cash; provided that we may, at our option, effect a direct exchange of such cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP. Upon the future redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled. For more information about the Class C Common Stock, see the section entitled "Proposal No. 2—The Class C Charter Proposal—Description of Class C Common Stock."

  In connection with the closing of the business combination, we will also issue one share of our Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), to CRD. CRD, as the holder of the Series A Preferred Stock, will not be entitled to any dividends from Silver Run, but will be entitled to preferred distributions in liquidation in the amount of $0.0001 per share of Series A Preferred Stock and will have a limited voting right as described below. The Series A Preferred Stock will be redeemable by us (a) at such time as CRD and its affiliates cease to own, in the aggregate, at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions), (b) at any time at CRD's option or (c) upon a breach of the transfer restrictions relating to the Series A Preferred Stock. In addition, for so long as the Series A Preferred Stock remains outstanding, CRD will be entitled to nominate one director for election to our board of directors in connection with any vote of our stockholders for the election of directors, and the vote of CRD will be the only vote required to elect such nominee to our board. For more information about the Series A Preferred Stock, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Certificate of Designation—Description of Series A Preferred Stock."

Q:
What is the relationship between Silver Run, Riverstone, the Riverstone private investors and the PIPE investors?

A:
Our Sponsor is an affiliate of Riverstone and the holder of the substantial majority of the founder shares and all of the private placement warrants. Silver Run was organized by our Sponsor with the intention to capitalize on the Riverstone platform to identify, acquire and operate a business in the energy industry. The Riverstone private investor is, and any other Riverstone private investors are expected to be, investment funds managed or controlled by Riverstone. The PIPE investors consist of funds advised by investment companies unaffiliated with Silver Run or Riverstone.

Q:
How were the transaction structure and consideration for the business combination determined?

Following our IPO, representatives of Silver Run and Riverstone contacted and were contacted by a number of individuals and entities with respect to business combination opportunities. Representatives of Silver Run and Riverstone initially contacted representatives of CRP to propose a transaction involving CRP and Silver Run. After initial conversations, however, NGP Energy Capital Management, L.L.C. ("NGP"), CRP's sponsor, advised representatives of Silver Run that it would not be pursuing a transaction with Silver Run given the timing and uncertainty of closing due to the requirement for Silver Run stockholder approval. To address those concerns, the parties began to instead discuss an all-cash acquisition of CRP by funds controlled by Riverstone, rather than Silver Run, but which would include the flexibility for Riverstone to assign its rights and obligations under the Contribution Agreement to Silver Run. In order to accommodate NGP's desire to retain a portion of its equity interest in CRP, the parties also decided to utilize an "up-C" structure whereby NGP would have the ability, following the closing of the potential transaction, to exchange its minority equity position in CRP for shares of Class A Common Stock in Silver Run. Representatives of Silver Run, Riverstone and NGP subsequently reached agreement on a transaction structure that would allow the Centennial Contributors to retain a $200 million stake in CRP. The amount of the Cash Consideration reflects the negotiated enterprise valuation of CRP, taking into account the Centennial Contributors' retained equity stake if a Centennial Cash Election is not made. Please see the section entitled "Proposal No. 1—The Business Combination Proposal—Background of the Business Combination."

Q:
What conditions must be satisfied to complete the business combination?

A:
There are a number of closing conditions in the Contribution Agreement, including the approval by our stockholders of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Conditions to Closing of the Business Combination."

Q:
How will CRP and Silver Run be managed and governed following the business combination?

CRP has historically depended on the services of its senior management and technical personnel for the operation of its business. In connection with the execution of the Contribution Agreement, each member of CRP's senior management entered into a Consulting Agreement with Centennial Resource Management, LLC (the "Management Company"), pursuant to which he or she will provide the Management Company consulting services related to general management services through November 6, 2016. These members of CRP's senior management, including Ward Polzin, CRP's current Chief Executive Officer, however, are not expected to continue as employees of CRP following the business combination. Following the consummation of the business combination, Silver Run will hold approximately 89% of the outstanding membership interests in CRP and will become a member and the sole manager of CRP. As such, we, through our directors and officers, will be responsible for all operational and administrative decisions of CRP and the day-to-day management of CRP's business. Silver Run does not currently have any management-level employees, other than Mark Papa, our Chief Executive Officer, and accordingly we will need to hire additional personnel to replace members of CRP management who do not continue with Silver Run following the business combination.

Silver Run is, and after the closing of the business combination will continue to be, managed by its board of directors. Some or all of the individuals currently serving on our board of directors may continue as directors of Silver Run following the consummation of the business combination. Following the completion of the business combination and as a result of CRD's ownership of our Series A Preferred Stock, our board of directors will be expanded to include one director nominated and elected by CRD for so long as the Centennial Contributors hold at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions). As of immediately following the Transactions, the Centennial Contributors will hold 20,000,000 CRP Common Units, representing approximately 11% of the outstanding membership interests of CRP. Please see the section entitled "Officers and Directors of Silver Run."

Q:
Will Silver Run obtain new financing in connection with the business combination?

A:
Silver Run will not obtain new debt financing to fund any portion of the Cash Consideration in the business combination. However, prior to the consummation of the business combination, Silver Run and CRP intend to amend CRP's credit agreement to permit the business combination and to increase the aggregate commitments thereunder. We expect that all outstanding indebtedness of CRP will be repaid at the closing of the business combination. As of June 30, 2016, net of cash, CRP had outstanding borrowings of approximately $188.3 million under its credit agreement.

In connection with the business combination, Silver Run has received commitments for the purchase of up to 81,005,000 shares of Class A Common Stock by the Riverstone private investors, as well as any additional shares necessary to facilitate the Transactions, and 20,000,000 shares of Class A Common Stock to the PIPE investors. Silver Run expects to receive approximately $1.01 billion in aggregate proceeds from the Private Placements, which will be used to fund a portion of the Cash Consideration in the business combination.

We refer to (a) the business combination, (b) the completion of the Private Placements, (c) the conversion of the shares of Class B Common Stock that were originally issued to our Sponsor prior to the IPO (the "founder shares") into shares of Class A Common Stock on a one-for-one basis in connection with the business combination, (d) the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination (the "Additional Debt Repayment Contribution") and (e) the redemption by Silver Run of public shares held by any public stockholders in connection with the business combination, collectively, as the "Transactions."

Q:
Are there any arrangements to help ensure that Silver Run will have sufficient funds, together with the proceeds in its Trust Account, to fund the Cash Consideration?

A:
If the proceeds from the Trust Account, together with the proceeds from the Private Placements, are (i) not less than $1,375,000,000 and (ii) not sufficient to fund the Cash Consideration, then the Centennial Contributors will have the right under the Contribution Agreement to elect to either (x) cause CRP to terminate the Contribution Agreement or (y) cause CRP to distribute the maximum amount of cash available to CRP at the closing of the business combination as a distribution of the Cash Consideration to the Centennial Contributors and to issue to each Centennial Contributor a promissory note, with such notes having an aggregate principal amount equal to the difference between the Cash Consideration and the actual aggregate amount of cash available for distribution to the Centennial Contributors by CRP. See the section entitled "Proposal No. 1—The Business Combination Proposal." However, in connection with the Riverstone Private Placement, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock at $10.00 per share in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for us to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares, and pay transaction-related expenses incurred by us.

Q:
What equity stake will current Silver Run stockholders, the new investors in the Private Placements, the holders of our founder shares and the Centennial Contributors hold in Silver Run following the consummation of the Transactions?

A:
It is anticipated that, upon completion of the Transactions, the ownership of Silver Run will be as follows:

•
the public stockholders (other than the private investors) will own 50,000,000 shares of our Class A Common Stock, representing a 30.6% economic interest and a 27.3% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 12.2% economic interest and a 10.9% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 49.5% economic interest and a 44.1% voting interest;

  •
  the holders of our founder shares, including our Sponsor and independent directors, will own 12,500,000 shares of our Class A Common Stock, representing a 7.7% economic interest and a 6.8% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 10.9% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

  The number of shares and economic and voting interests set forth above assume that (i) a Centennial Cash Election is not made, (ii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement net of cash, as of June 30, 2016, (iii) no public stockholders elect to have their public shares redeemed, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the foregoing investors purchase shares of Class A Common Stock in the open market and (vi) there are no other issuances of equity interests of Silver Run. As a result of the Transactions, the voting interest of our public stockholders will decrease from 80.0% to 27.3%, and Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock. In addition, if public stockholders elect to have their public shares redeemed in connection with the business combination, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from Silver Run at $10.00 per share to offset such redemptions. In such a case, the economic and voting interests of the public stockholders, as a group, will decrease, and the economic and voting interests of the Riverstone private investors, as a group, will increase, accordingly, but the economic and voting interests of the PIPE investors, the holders of our founder shares and the Centennial Contributors will not be affected.

  The ownership percentages with respect to Silver Run set forth above do not take into account warrants to purchase Class A Common Stock that will remain outstanding immediately following the business combination or shares of Class A Common Stock issuable upon the redemption or exchange of CRP Common Units by the Centennial Contributors, but do include the founder shares (even though they and the shares of Class A Common Stock into which they convert upon an Initial Business Combination are subject to transfer restrictions) due to the continued voting rights associated with the founder shares. If the actual facts are different than these assumptions, the percentage ownership retained by Silver Run's existing stockholders in Silver Run following the business combination will be different. For example, if we assume that all outstanding 16,666,666 public warrants and 8,000,000 private placement warrants were exercisable and exercised following completion of the Transactions, then the ownership of Silver Run would be as follows:

  •
  the public stockholders (other than the private investors) and holders of the public warrants will own 66,666,666 shares of our Class A Common Stock, representing a 35.4% economic interest and a 32.0% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 10.6% economic interest and a 9.6% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 43.1% economic interest and a 38.9% voting interest;

  •
  the holders of our founder shares and the private placement warrants, including our Sponsor and independent directors, will own 20,500,000 shares of our Class A Common Stock, representing a 10.9% economic interest and a 9.9% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 9.6% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

  The public warrants and private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and twelve months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation.

  Please see the section entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Silver Run's Public Float" and "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for further information.

Q:
Why is Silver Run proposing the amendments to the Charter set forth in the Charter Proposals?

A:
The proposed amendments to the Charter that Silver Run is asking its stockholders to approve in connection with the business combination provide for, among other things, the creation of the Class C Common Stock that will be issued to the Centennial Contributors at the closing of the business combination, as well as the elimination of certain provisions relating to an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an "Initial Business Combination") that will no longer be applicable to us following the closing of the business combination. In addition, Silver Run is asking its stockholders to approve an amendment to increase the number of authorized shares of Class A Common Stock from 200,000,000 to 600,000,000. Stockholder approval of the Charter Proposals are required under our Charter. See the sections entitled "Proposal No. 2—The Class C Charter Proposal," "Proposal No. 3—The Authorized Share Charter Proposal" and "Proposal No. 4—The Additional Charter Proposal" for additional information.

Q:
Why is Silver Run proposing the NASDAQ Proposal?

A:
Silver Run is proposing the NASDAQ Proposal in order to comply with NASDAQ Listing Rules, which require stockholder approval of certain transactions that result in the issuance of 20% or more of a company's outstanding voting power or shares of common stock outstanding before the issuance of stock or securities. In connection with the Private Placements, Silver Run expects to issue up to an aggregate of 101,005,000 shares of Class A Common Stock, representing up to 161.6% of the shares of Class A Common Stock and Class B Common Stock outstanding on the date hereof, plus any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions. Provided a Centennial Cash Election is not made, we will issue 20,000,000 shares of Class C Common Stock to the Centennial Contributors. We may also issue up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors upon the future redemption or exchange of their CRP Common Units in accordance with the A&R LLC Agreement (as defined herein). Because Silver Run will issue 20% or more of its outstanding voting power and outstanding common stock in connection with the Transactions, it is required to obtain stockholder approval of such issuances pursuant to NASDAQ Listing Rules. Stockholder approval of the NASDAQ Proposal is also a condition to closing in the Contribution Agreement. See the section entitled "Proposal No. 5—The NASDAQ Proposal" for additional information.

Q:
What happens if I sell my shares of Class A Common Stock before the special meeting?

A:
The record date for the special meeting is earlier than the date that the business combination is expected to be completed. If you transfer your shares of Class A Common Stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares of Class A Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the business combination in accordance with the provisions described herein. If you transfer your shares of Class A Common Stock prior to the record date, you will have no right to vote those shares at the special meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.

Q:
What vote is required to approve the Proposals presented at the special meeting?

A:
Approval of the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of the majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the Charter Proposals requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class.

Q:
May our Sponsor, directors, officers, advisors or their affiliates purchase shares in connection with the business combination?

A:
In connection with the stockholder vote to approve the proposed business combination, our Sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of our Sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the Trust Account.

Q:
How many votes do I have at the special meeting?

A:
Silver Run's stockholders are entitled to one vote at the special meeting for each share of Class A Common Stock or Class B Common Stock held of record as of                  , 2016, the record date for the special meeting. As of the close of business on the record date, there were a combined 62,500,000 outstanding shares of Class A Common Stock and Class B Common Stock.

Q:
What constitutes a quorum at the special meeting?

A:
Holders of a majority in voting power of Class A Common Stock and Class B Common Stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has the power to adjourn the special meeting. As of the record date for the special

  meeting,                  shares of Class A Common Stock and Class B Common Stock, in the aggregate, would be required to achieve a quorum.

Q:
How will Silver Run's Sponsor, directors and officers vote?

A:
In connection with the IPO, we entered into an agreement with our Sponsor and each of our directors and officers, pursuant to which each agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of the Business Combination Proposal. Currently, our Sponsor, directors and officers own approximately 20% of our issued and outstanding shares of Class A Common Stock and Class B Common Stock, in the aggregate, including all of the founder shares.

Q:
What interests do the current officers and directors have in the business combination?

A:
In considering the recommendation of our board of directors to vote in favor of the business combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to stockholders that they approve the business combination. Stockholders should take these interests into account in deciding whether to approve the business combination. These interests include, among other things:

•
the fact that Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock following the consummation of the Transactions;

•
the fact that our Sponsor holds 8,000,000 warrants purchased in a private placement that closed simultaneously with the consummation of the IPO (the "private placement warrants") that would expire worthless if a business combination is not consummated;

•
the fact that our Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve the business combination;

•
the fact that our Sponsor paid an aggregate of $25,000 for its founder shares and such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $                , based on the closing price of our Class A Common Stock on                    , 2016;

•
if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the continuation of some or all of our existing directors, Mark G. Papa, William D. Gutermuth, Jeffrey H. Tepper and Diana J. Walters, as directors of Silver Run;

•
the fact that each of our independent directors owns 40,000 founder shares that were purchased from our Sponsor at their original purchase price, which if unrestricted and freely tradeable would be valued at approximately $                , based on the closing price of our Class A Common Stock on                    , 2016;

•
the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by February 28, 2018;

  •
  the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

  •
  that we will enter into an amended and restated registration rights agreement with the Riverstone private investors, our Sponsor, certain of our directors and the Centennial Contributors, which provides for registration rights to such parties.

Q:
What happens if I vote against the Business Combination Proposal?

A:
Under our Charter, if the Business Combination Proposal is not approved and we do not otherwise consummate an alternative business combination by February 28, 2018, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.

Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you may elect to have your public shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of the business combination, including interest not previously released to Silver Run to pay its franchise and income taxes, by (b) the total number of shares of Class A Common Stock included as part of the units sold in the IPO; provided that Silver Run will not redeem any public shares to the extent that such redemption would result in CRP having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of less than $5,000,001. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares (the 20% threshold"). Unlike some other blank check companies, other than the net tangible asset requirement and the 20% threshold described above, Silver Run has no specified maximum redemption threshold and there is no other limit on the amount of public shares that you can redeem. Holders of Silver Run's outstanding public warrants do not have redemption rights in connection with the business combination. Our Sponsor, directors and officers have agreed to waive their redemption rights with respect to any shares of Silver Run's capital stock they may hold in connection with the consummation of the business combination, and the founder shares will be excluded from the pro rata calculation used to determine the per share redemption price. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of June 30, 2016 of approximately $500,296,824, the estimated per share redemption price would have been approximately $10.00. Additionally, shares properly tendered for redemption will only be redeemed if the business combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest but net of franchise and income taxes payable) in connection with the liquidation of the Trust Account or if we subsequently complete a different business combination on or prior to February 28, 2018.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Class A Common Stock for or against or abstain from voting on the Business Combination Proposal or any other proposal described in this proxy statement. As a result, the business combination can be approved by stockholders who will redeem their shares and no longer remain stockholders.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) if you hold your shares of Class A Common Stock through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares, (ii) check the box on the enclosed proxy card to elect redemption, (iii) check the box on the enclosed proxy card marked "Shareholder Certification," and (iv) prior to 5:00 p.m., Eastern Daylight time, on                  , 2016 (two (2) business days before the special meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

  Please check the box on the enclosed proxy card marked "Stockholder Certification" if you are not acting in concert or as a "group" (as defined in Section 13(d)(3) of the Exchange Act) with any other stockholder with respect to shares of Class A Common Stock or Class B Common Stock. Notwithstanding the foregoing, a public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to his, her or its shares or, if part of such a group, the group's shares, in excess of the 20% threshold. Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Silver Run's understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Silver Run does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

  Holders of outstanding units of Silver Run must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

  If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using the Depository Trust Company's (the "DTC") DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

  Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the business combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question "Who can help answer my questions?" below.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
Whether the redemption is subject to U.S. federal income tax depends on your particular facts and circumstances. See the section entitled "Proposal No. 1—Approval of the Business Combination—Certain United States Federal Income Tax Considerations." We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:
Are there any other material U.S. federal income tax consequences to Silver Run that are expected to result from the business combination?

A:
If the business combination is effected, we expect that we will be treated as a U.S. real property holding corporation for U.S. federal income tax purposes. If you are a Non-U.S. holder (defined below in the section entitled "Proposal No. 1—Approval of the Business Combination—Certain United States Federal Income Tax Considerations"), we urge you to consult your tax advisors regarding the tax consequences of such treatment.

Q:
If I am a warrant holder, can I exercise redemption rights with respect to my warrants?

A:
No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:
Do I have appraisal rights if I object to the proposed business combination?

A:
No. There are no appraisal rights available to holders of Class A Common Stock or Class B Common Stock in connection with the business combination.

Q:
What happens to the funds deposited in the Trust Account after consummation of the business combination?

A:
If the Business Combination Proposal is approved, Silver Run intends to use a portion of the funds held in the Trust Account to pay (i) a portion of Silver Run's aggregate costs, fees and expenses in connection with the consummation of the Transactions, (ii) tax obligations and deferred underwriting commissions from the IPO and (iii) for any redemptions of public shares. The remaining balance in the Trust Account, together with proceeds received from the Private Placements, will be contributed to CRP in exchange for an approximate 89% membership interest in CRP. See the sections entitled "Proposal No. 1—The Business Combination Proposal" for additional information.

Q:
What happens if the business combination is not consummated or is terminated?

A:
There are certain circumstances under which the Contribution Agreement may be terminated. See the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Termination" for additional information regarding the parties' specific termination rights. In accordance with our Charter, if an Initial Business Combination is not consummated by February 28, 2018, Silver Run will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to Silver Run to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders of Silver Run (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporation Law (the "DGCL") to provide for claims of creditors and other requirements of applicable law.

Silver Run expects that the amount of any distribution its public stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the business combination, subject in each case to Silver Run's obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Holders of our founder shares have waived any right to any liquidating distributions with respect to those shares.

In the event of liquidation, there will be no distribution with respect to Silver Run's outstanding warrants. Accordingly, the warrants will expire worthless.

Q:
When is the business combination expected to be consummated?

A:
It is currently anticipated that the business combination will be consummated promptly following the special meeting of Silver Run stockholders to be held on                    , 2016, provided that all the requisite stockholder approvals are obtained and other conditions to the consummation of the business combination have been satisfied or waived. For a description of the conditions for the completion of the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Conditions to Closing of the Business Combination."

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including "Risk Factors" and the annexes, and to consider how the business combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of Class A Common Stock or Class B Common Stock on                     , 2016, the record date for the special meeting of Silver Run stockholders, you may vote with respect to the proposals in person at the special meeting or by completing signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, Silver Run will count a properly executed proxy marked "ABSTAIN" with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, failure to vote or an abstention will have no effect on the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Class C Charter Proposal, the Authorized Share Charter Proposal and the Additional Charter Proposal.

Q:
What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Silver Run without an indication of how the stockholder intends to vote on a proposal will be voted "FOR" each proposal presented to the stockholders.

Q:
If I am not going to attend the special meeting in person, should I submit my proxy card instead?

A:
Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Silver Run believes the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have submitted my executed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Silver Run's secretary at the address listed below so that it is received by our secretary prior to the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Silver Run's secretary, which must be received prior to the special meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Silver Run Acquisition Corporation
1000 Louisiana Street, Suite 1450
Houston, Texas 77002
Attention: Secretary

  You may also contact our proxy solicitor at:

Morrow Sodali
470 West Avenue
Stamford, Connecticut 06902
Telephone: (800) 662-5200
(banks and brokers call collect at (203) 658-9400)
Email: SRAQ.info@morrowco.com

  To obtain timely delivery, our stockholders must request the materials no later than five (5) business days prior to the special meeting.

  You may also obtain additional information about Silver Run from documents filed with the United States Securities and Exchange Commission (the "SEC") by following the instructions in the section entitled "Where You Can Find More Information."

  If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting in accordance with the procedures detailed under the question "How do I exercise my redemption rights?" If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Silver Run will pay the cost of soliciting proxies for the special meeting. Silver Run has engaged Morrow Sodali ("Morrow Sodali"), to assist in the solicitation of proxies for the special meeting. Silver Run has agreed to pay Morrow Sodali a fee of $25,000, plus disbursements. Silver Run will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. Silver Run will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock and Class B Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and Class B Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

 SUMMARY OF THE PROXY STATEMENT

        This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the business combination and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled "Where You Can Find More Information."

        This proxy statement includes certain terms commonly used in the oil and natural gas industry, which are defined elsewhere in this proxy statement in "Glossary of Oil and Natural Gas Terms" set forth in Annex J.

Parties to the Business Combination

Silver Run Acquisition Corporation

        Silver Run Acquisition Corporation ("Silver Run," "we," "our" and "us") is a Delaware blank check company formed on November 4, 2015 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving Silver Run and one or more businesses. Upon the closing of the business combination (as defined below), we intend to change our name from "Silver Run Acquisition Corporation" to "Centennial Resource Development, Inc."

        Our Class A common stock, par value $0.0001 per share (the "Class A Common Stock"), warrants and units, consisting of one share of Class A Common Stock and one-third of one warrant ("units"), are traded on The NASDAQ Capital Market ("NASDAQ") under the ticker symbols "SRAQ," "SRAQW" and "SRAQU," respectively. We have applied to continue the listing of our Class A Common Stock and warrants on NASDAQ under the symbols "CDEV" and "CDEVW," respectively, upon the closing of the business combination. The units will automatically separate into the component securities upon consummation of the business combination and, as a result, will no longer trade as a separate security.

        The mailing address of Silver Run's principal executive office is 1000 Louisiana Street, Suite 1450 Houston, Texas 77002.

Centennial Resource Production, LLC

        CRP is an independent oil and natural gas company focused on the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. Its assets are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. Its properties consist of large, contiguous acreage blocks in Reeves, Ward and Pecos counties in West Texas.

        As of June 30, 2016, CRP's portfolio included 62 operated producing horizontal wells. CRP's horizontal wells span an area approximately 45 miles long by 20 miles wide where it has established commercial production in five distinct zones: the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C. As a result, CRP has broadly appraised its acreage across various geographic areas and stratigraphic zones, which it expects will allow it to efficiently develop its drilling inventory with a focus on maximizing returns to its members. In addition, CRP believes its acreage may be prospective for the 2nd and 3rd Bone Spring shales and Avalon Shale, where other operators have experienced drilling success near its acreage.

        CRP has leased or acquired approximately 42,500 net acres, approximately 80% of which it operates, as of June 30, 2016. CRP's acreage is predominantly located in the southern portion of the Delaware Basin, where production and reserves typically contain a higher percentage of oil and natural gas liquids and a correspondingly lower percentage of natural gas compared to the northern portion of the Delaware Basin. After temporarily suspending drilling activity at the end of March 2016 to preserve capital, CRP added one horizontal rig in June 2016 and expects to add two additional horizontal rigs in the fourth quarter of 2016. During 2015, CRP operated, on average, one rig and placed 13 horizontal wells on production. CRP's development drilling plan is comprised exclusively of horizontal drilling with an ongoing focus on reducing drilling times, optimizing completions and reducing costs.

        CRP was formed by an affiliate of Natural Gas Partners, a family of energy-focused private equity investments funds. Its goal is to build a premier development and acquisition company focused on horizontal drilling in the Delaware Basin.

        The mailing address of CRP's principal executive office is 1401 17th Street, Suite 1000 Denver, Colorado 80202.

        For more information about CRP, see the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP" and "Business of CRP."

The Business Combination

        CRP is currently owned by Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), and Celero Energy Company, LP, a Delaware limited partnership ("Celero" and, together with CRD and NGP Follow-On, the "Centennial Contributors"). On July 21, 2016, we and New Centennial, LLC ("NewCo"), a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), entered into an Agreement to Assign, pursuant to which NewCo has agreed to assign to us, and we have agreed to assume, all of its rights and obligations under that certain Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among the Centennial Contributors, CRP and NewCo, subject to the satisfaction or waiver of certain conditions, including the approval by our stockholders of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal (each as defined under "—Other Proposals" below). Upon assignment to us of all of NewCo's rights and obligations under the Contribution Agreement, subject to the terms and conditions contained therein, we will acquire approximately 89% of the outstanding membership interests in CRP (such acquisition, together with the other transactions contemplated by the Contribution Agreement, the "business combination"). Any references in the Contribution Agreement to NewCo will include Silver Run after Silver Run executes a joinder agreement to be bound under the Contribution Agreement, and Silver Run will have all of the rights and benefits accruing to NewCo under the Contribution Agreement after it acquires CRP. The summary in this "—The Business Combination" section assumes that all of NewCo's rights and obligations under the Contribution Agreement are assigned to us and we execute and deliver a joinder agreement to be bound under the Contribution Agreement.

        Upon the terms and conditions contained in the Contribution Agreement, at the closing of the business combination (the "Closing"), we will contribute to CRP cash in an amount equal to the net cash proceeds received by Silver Run pursuant to the Transactions, plus the amount of funds from the trust account (the "Trust Account") that holds the proceeds (including interest but net of franchise and income taxes payable) from Silver Run's initial public offering, which closed on February 29, 2016 (the "IPO") and a concurrent private placement of warrants to Silver Run Sponsor, LLC (our "Sponsor") and minus any deferred expenses payable by Silver Run at closing to the underwriters in the IPO. CRP will then distribute to the Centennial Contributors cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined and described in "Proposal No. 1—The Business Combination Proposal—Contribution Agreement—Centennial Cash Election") (the "Cash Consideration") in partial redemption of the Centennial Contributors' membership interests in CRP (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election), and we and the Centennial Contributors

will effect a recapitalization of CRP (the "Recapitalization"). Pursuant to the Recapitalization (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests of the Centennial Contributors will be converted into 20,000,000 units representing common membership interests in CRP (the "CRP Common Units") and (2) we will be admitted as a member of CRP and issued such number of CRP Common Units as is equal to the number of shares of Class A Common Stock outstanding following the consummation of the Transactions. For more information about the Contribution Agreement and the business combination, see the section entitled "Proposal No. 1—The Business Combination Proposal."

        Provided a Centennial Cash Election is not made, we will also issue an aggregate of 20,000,000 shares of our Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock") to the Centennial Contributors. Holders of Class C Common stock, together with holders of Class A Common Stock voting as a single class, will have the right to vote on all matters properly submitted to a vote of the stockholders, but holders of Class C Common Stock will not be entitled to any dividends or liquidating distributions from Silver Run. The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of our Class A Common Stock or, at CRP's option, an equivalent amount of cash; provided that we may, at our option, effect a direct exchange of such cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP. Upon the future redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled. For more information about the Class C Common Stock, see the section entitled "Proposal No. 2—The Class C Charter Proposal—Description of Class C Common Stock."

        In connection with the Closing, we will also issue one share of our Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock") to CRD. CRD, as the holder of the Series A Preferred Stock, will not be entitled to any dividends from Silver Run, but will be entitled to preferred distributions in liquidation in the amount of $0.0001 per share of Series A Preferred Stock and will have a limited voting right as described below. The Series A Preferred Stock will be redeemable by us (a) at such time as CRD and its affiliates cease to own, in the aggregate, at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions), (b) at any time at CRD's option or (c) upon a breach of the transfer restrictions relating to the Series A Preferred Stock. In addition, for so long as the Series A Preferred Stock remains outstanding, CRD will be entitled to nominate one director for election to our board of directors in connection with any vote of our stockholders for the election of directors, and the vote of CRD will be the only vote required to elect such nominee to our board. For more information about the Series A Preferred Stock, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Certificate of Designations—Description of Series A Preferred Stock."

        In addition, prior to the consummation of the business combination, Silver Run and CRP intend to amend CRP's credit agreement to permit the business combination and to increase the aggregate commitments thereunder. We expect that all outstanding indebtedness of CRP will be repaid at the Closing.

        On the date of the Contribution Agreement, NewCo delivered to Citibank, N.A., as escrow agent, cash in an amount equal to $157,500,000 as an earnest money deposit (together with interest earned thereon, if any, the "Deposit"). The Deposit will be held in an escrow account and will be distributed to NewCo or, at NewCo's election, to any affiliate thereof or CRP at or in connection with the Closing. If the Contribution Agreement is terminated by CRP as a result of a Terminable Breach (as defined in the section entitled "Proposal No. 1—The Business Combination Proposal—Contribution Agreement—Termination") by NewCo or Silver Run, CRP will have the right to receive the Deposit as liquidated damages. In all other instances in which the Contribution Agreement is validly terminated, NewCo will be entitled to the return of the Deposit.

        Unless otherwise specified, the disclosure in this proxy statement assumes that a Centennial Cash Election is not made. In the event a Centennial Cash Election is made, (i) no shares of Class C Common Stock will be authorized or issued, (ii) no shares of Series A Preferred Stock will be authorized or issued, (iii) the Charter Proposals will not be voted on and the amendments to the Charter contemplated thereby (other than the elimination of provisions in the Charter relating to an Initial Business Combination) will not go into effect, (iv) the Centennial Contributors will not be members of CRP following the business combination and (v) the Centennial Contributors will not have any rights to any Class A Common Stock.

        For more information about the Contribution Agreement and the business combination and other transactions contemplated thereby, see the section entitled "Proposal No. 1—The Business Combination Proposal."

Conditions to the Closing

        Conditions to Each Party's Obligation to Consummate the Business Combination.    The respective obligations of each party to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived jointly by the parties, in whole or in part, to the extent permitted by applicable law:

  •
  if applicable, any waiting period applicable to the business combination under The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, must have been terminated or shall have expired; and

  •
  no governmental entity having jurisdiction over any party must have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the business combination and no law must have been adopted that makes consummation of the business combination illegal or otherwise prohibited.

        Conditions to Silver Run's Obligations to Consummate the Business Combination.    The obligations of Silver Run to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived exclusively by Silver Run, in whole or in part, to the extent permitted by applicable law:

  •
  the representations and warranties of the Centennial Contributors and CRP set forth in the Contribution Agreement must be true and correct as of the date of the Contribution Agreement and as of the date of Closing (the "Closing Date"), as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality," "Company Material Adverse Effect" or "Centennial Contributor Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect (as defined in the Contribution Agreement) or Centennial Contributor Material Adverse Effect (as defined in the Contribution Agreement), as applicable;

  •
  CRP and the Centennial Contributors must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by such entity under the Contribution Agreement on or prior to the Closing;

  •
  Silver Run must have received a certificate of CRP signed by an executive officer of CRP and the Centennial Contributors, as applicable, dated the Closing Date, confirming that the conditions in the first and second bullets above have been satisfied;

  •
  since the date of the Contribution Agreement, there must not have been a Material Adverse Effect (as defined and described in "Proposal No. 1—The Business Combination Proposal—Contribution Agreement—Material Adverse Effect") on CRP; and

  •
  CRP and each Centennial Contributor must have delivered, or must stand ready to deliver, the closing deliveries required to be delivered under the Contribution Agreement.

        Conditions to CRP's and the Centennial Contributors' Obligations to Consummate the Business Combination.    The obligations of CRP and the Centennial Contributors to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following additional conditions, any or all of which may be waived exclusively by CRP, in whole or in part, to the extent permitted by applicable law:

  •
  the representations and warranties of Silver Run set forth in the Contribution Agreement must be true and correct as of the date of the assignment by NewCo of its rights and obligations under the Contribution Agreement to Silver Run and as of the Closing Date, as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Silver Run Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect (as defined in the Contribution Agreement);

  •
  Silver Run must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under the Contribution Agreement at or prior to the Closing;

  •
  CRP and the Centennial Contributors must have received a certificate of Silver Run signed by an executive officer of Silver Run, dated the Closing Date, confirming that the conditions in the first and second bullets above have been satisfied;

  •
  the Class A Common Stock to be issued pursuant to the A&R LLC Agreement (as defined below) must have been approved for listing on NASDAQ, subject only to official notice of issuance thereof;

  •
  the Silver Run stockholder approval of the Business Combination Proposal and the NASDAQ Proposal must have been obtained;

  •
  the redemption of our Common Stock must have been completed in accordance with the terms of Silver Run's organizational documents and the relevant offering documents;

  •
  the Class C Charter Proposal must have received such approval of Silver Run's stockholders as is required by Silver Run's organizational documents and applicable law, and Silver Run must have adopted the amendments to the Charter contemplated thereby;

  •
  as of the Closing, no more than 12,500,000 shares of Class B Common Stock shall be issued and outstanding;

  •
  any other transactions, authorizations or approvals set forth in this proxy statement must have been obtained or consummated, as applicable; and

  •
  Silver Run must have delivered, or must stand ready to deliver, the closing deliveries required to be delivered under the Contribution Agreement.

Regulatory Matters

        Neither Silver Run nor CRP is aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Other Agreements

        Agreement to Assign.    On July 21, 2016, we and NewCo entered into the Agreement to Assign, pursuant to which NewCo has agreed to assign to us, and we have agreed to assume, all of its rights and obligations under the Contribution Agreement, subject to the satisfaction or waiver of certain conditions, including the approval by our stockholders of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal and the readiness of the private investors to deliver their purchase commitments in connection with the Private Placements. Upon the satisfaction or waiver of the applicable conditions, we and NewCo will enter into an assignment and assumption agreement to effect the assignment of NewCo's rights and obligations under the Contribution Agreement to us, and we will enter into a joinder agreement pursuant to which we will agree to be bound to the terms of the Contribution Agreement. The Agreement to Assign may be terminated by either NewCo or us if, as of the last day of the Silver Run Approval Period (as defined in the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Closing of the Business Combination"), (i) the special meeting has not been held, (ii) the special meeting has been adjourned to a date after the last day of the Silver Run Approval Period, (iii) the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal are not approved by Silver Run stockholders, (iv) the Contribution Agreement has been terminated or (v) the conditions to closing of the transactions contemplated by the Agreement to Assign have not been satisfied or waived. For more information about the Agreement to Assign, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Agreement to Assign."

        Consulting Agreements.    In connection with the execution of the Contribution Agreement, Centennial Resource Management, LLC, a Delaware limited liability company (the "Management Company"), entered into Consulting Agreements (the "Consulting Agreements") with each of Ward Polzin, George Glyphis, Bret Siepman, Jamie Wheat, Tim Muniz, Sean Smith, Roxy Forst and Terry Sherban (each, a "Consultant"). Pursuant to the Consulting Agreements, each Consultant will provide the Management Company consulting services related to general management services, including but not limited to, accounting, financial management, operations, land services, geological interpretation, leasing and cooperation and support in the matters described in the section entitled "Proposal No. 1—The Business Combination Proposal—The Contribution Agreement—Covenants of the Parties—Covenants of CRP" (including similar or related matters after the Closing Date). The term of the Consulting Agreements will expire on November 6, 2016, unless otherwise extended by the parties thereto. The Management Company will pay each Consultant a consulting fee of $300 per hour, and the Consultant will not provide consulting services in excess of 50 hours per week. For more information about the Consulting Agreements, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Consulting Agreements."

  Amended and Restated Limited Liability Company Agreement of CRP

        Following completion of the Transactions, we will operate our business through CRP and its subsidiaries. At the Closing, we and the Centennial Contributors will enter into CRP's fifth amended and restated limited liability company agreement (the "A&R LLC Agreement). The operations of CRP, and the rights and obligations of the holders of CRP Common Units, will be set forth in the A&R LLC Agreement. For more information about the A&R LLC Agreement, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—A&R LLC Agreement."

  Registration Rights Agreement

        In connection with the Closing, we will amend and restate that certain Registration Rights Agreement dated as of February 23, 2016 among us, our Sponsor and certain of our directors (as amended and restated, the "Registration Rights Agreement"). Under the Registration Rights Agreement, our Sponsor, certain of our directors, the Riverstone private investors and the Centennial Contributors will be entitled to certain registration rights relating to (i) shares of Class A Common Stock issuable upon the conversion of our founder shares, (ii) warrants owned by our Sponsor and warrants that may be issued upon conversion of working capital loans (and any shares of Class A Common Stock issuable upon the exercise of such warrants), (iii) shares of Class A Common Stock issuable upon the future redemption or exchange of CRP Common Units by the Centennial Contributors and (iv) shares of Class A Common Stock issued to the Riverstone private investors in the Riverstone Private Placement. For more information about the Registration Rights Agreement, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Registration Rights Agreement."

  Second Amended and Restated Charter

        Pursuant to the terms of the Contribution Agreement, upon the Closing, we will amend and restate our Charter to, among other things, (a) create a new class of capital stock, the Class C Common Stock, to be issued to the Centennial Contributors at the Closing and (b) eliminate certain provisions in the Charter relating to an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an "Initial Business Combination") that will no longer be applicable to us following the closing of the business combination. In addition, we will amend our Charter to increase the number of authorized shares of our Class A Common Stock from 200,000,000 to 600,000,000.

        For more information about the amendments to our Charter, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Second Amended and Restated Charter."

  Certificate of Designation

        Upon the Closing, we will file with the Secretary of State of the State of Delaware the Certificate of Designation of Series A Preferred Stock of Silver Run Acquisition Corporation (the "Certificate of Designation"), which will set forth the terms, rights, obligations and preferences of the Series A Preferred Stock which will be issued to CRD at the Closing. A copy of the Certificate of Designation is attached to this proxy statement as Annex C. For more information about the Certificate of Designation and the terms, rights, obligations and preferences of the Series A Preferred Stock, see the section entitled "Proposal No. 1—The Business Combination Proposal—Related Agreements—Certificate of Designation—Description of the Series A Preferred Stock."

  Subscription Agreements

        In connection with the business combination, Silver Run entered into subscription agreements, dated as of July 21, 2016 (the "Investor Subscription Agreements"), with the PIPE investors, pursuant to which the PIPE investors have agreed to purchase, in the aggregate, 20,000,000 shares of Class A Common Stock at $10.00 per share, for an aggregate commitment amount of $200 million.

        On the same date, Silver Run entered into a separate subscription agreement (the "Riverstone Subscription Agreement" and, together with the Investor Subscription Agreements, the "Subscription Agreements"), with Riverstone Centennial Holdings, L.P., an affiliate of Riverstone (the "Riverstone private investor"), pursuant to which the Riverstone private investor agreed to purchase up to 81,005,000 shares of Class A Common Stock at $10.00 per share, for an aggregate commitment amount of approximately $810 million. The Riverstone private investor may assign its rights under the Riverstone Subscription Agreement to one or more parties (the Riverstone private investor, together with any such parties, are referred to herein collectively as the "Riverstone private investors").

        Pursuant to the Riverstone Subscription Agreement, the Riverstone private investors have also agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock at $10.00 per share in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for Silver Run to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares and pay transaction-related expenses incurred by Silver Run.

        The shares of Class A Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Subscription Agreements provide that Silver Run must register the resale of the shares of Class A Common Stock issued thereunder pursuant to a registration statement that must be filed within 30 calendar days after consummation of the Transactions.

        The closings under the Subscription Agreements will occur substantially concurrently with the Closing and are conditioned thereon, as well as on other customary closing conditions. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Contribution Agreement in accordance with its terms, (ii) the consummation of the business combination pursuant to the terms of the Contribution Agreement by NewCo without the assignment to Silver Run, (iii) the mutual written agreement of the parties, (iv) if any of the conditions to the Closing are not satisfied on or prior to the Closing and (v) October 14, 2016, if the Closing has not occurred by such date (subject to extension to November 15, 2016, upon notice).

Interests of Certain Persons in the Business Combination

        In considering the recommendation of our board of directors to vote in favor of the business combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to stockholders that they approve the business combination. Stockholders should take these interests into account in deciding whether to approve the business combination. These interests include, among other things:

  •
  the fact that Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock following the consummation of the Transactions;

  •
  the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

  •
  the fact that our Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve the business combination;

  •
  the fact that our Sponsor paid an aggregate of $25,000 for its founder shares and such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $                , based on the closing price of our Class A Common Stock on                        , 2016;

  •
  if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share originally sold as part of the units issued in the IPO (the "public shares"), or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

  •
  the continuation of some or all of our existing directors, Mark G. Papa, William D. Gutermuth, Jeffrey H. Tepper and Diana J. Walters, as directors of Silver Run;

  •
  the fact that each of our independent directors owns 40,000 founder shares that were purchased from our Sponsor at its original purchase price, which if unrestricted and freely tradeable would be valued at approximately $                , based on the closing price of our Class A Common Stock on                        , 2016;

  •
  the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by February 28, 2018;

  •
  the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

  •
  that we will enter into an amended and restated registration rights agreement with the Riverstone private investors, our Sponsor, certain of our directors and the Centennial Contributors, which provides for registration rights to such parties.

Reasons for the Approval of the Business Combination

        After careful consideration, the Silver Run board of directors recommends that Silver Run stockholders vote "FOR" each Proposal being submitted to a vote of the Silver Run stockholders at the Silver Run special meeting.

        For a more complete description of Silver Run's reasons for the approval of the business combination and the recommendation of the Silver Run board of directors, see the section entitled "Proposal No. 1—The Business Combination Proposal—Silver Run's Board of Directors' Reasons for the Approval of the Business Combination."

Redemption Rights

        Under our Charter, holders of our Class A Common Stock may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two (2) business days prior to the consummation of the business combination, including interest (which interest shall be net of taxes payable), by (b) the total number of shares of Class A Common Stock issued in the IPO; provided that Silver Run will not redeem any public shares to the extent that such redemption would result in Silver Run having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of June 30, 2016, this would have amounted to approximately $10.00 per share. Under our Charter, in connection with an Initial Business Combination, a holder of public shares (a "public stockholder"), together with any affiliate or any other person with whom such stockholder is acting in concert of as a "group" (as defined under Section 13(d)(3) of the Exchange Act), is restricted from seeking redemption rights with respect to more than 20% of the public shares.

        If a holder exercises its redemption rights, then such holder will be exchanging its shares of Class A Common Stock for cash and will no longer own shares of Class A Common Stock and will not participate in the future growth of Silver Run, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to Silver Run's transfer agent in accordance with the procedures described herein. See the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Impact of the Business Combination on Silver Run's Public Float

        It is anticipated that, upon completion of the Transactions, the ownership of Silver Run will be as follows:

  •
  the public stockholders (other than the private investors) will own 50,000,000 shares of our Class A Common Stock, representing a 30.6% economic interest and a 27.3% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 12.2% economic interest and a 10.9% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 49.5% economic interest and a 44.1% voting interest;

  •
  the holders of our founder shares, including our Sponsor and independent directors, will own 12,500,000 shares of our Class A Common Stock, representing a 7.7% economic interest and a 6.8% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 10.9% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

        The number of shares and the economic and voting interests set forth above assume that (i) a Centennial Cash Election is not made, (ii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iii) no public stockholders elect to have their public shares redeemed, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the foregoing investors purchase shares of Class A Common Stock in the open market and (vi) there are no other issuances of equity interests of Silver Run. As a result of the Transactions, the voting interest of our public stockholders will decrease from 80.0% to 27.3%, and Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock. In addition, if public stockholders elect to have their public shares redeemed in connection with the business combination, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from Silver Run at $10.00 per share to offset such redemptions. In such a case, the economic and voting interests of the public stockholders, as a group, will decrease, and the economic and voting interests of the Riverstone private investors, as a group, will increase, accordingly, but the economic and voting interests of the PIPE investors, the holders of our founder shares and the Centennial Contributors will not be affected.

        The ownership percentages with respect to Silver Run set forth above do not take into account warrants to purchase Class A Common Stock that will remain outstanding immediately following the business combination or shares of Class A Common Stock issuable upon the redemption or exchange of CRP Common Units by the Centennial Contributors, but do include the founder shares (even though they and the shares of Class A Common Stock into which they convert upon an Initial Business Combination are subject to transfer restrictions) due to the continued voting rights associated with the founder shares. If the actual facts are different than these assumptions, the percentage ownership retained by Silver Run's existing stockholders in Silver Run following the business combination will be different. For example, if we assume that all outstanding 16,666,666 public warrants and 8,000,000 private placement warrants were exercisable and exercised following completion of the Transactions, then the ownership of Silver Run would be as follows:

  •
  the public stockholders (other than the private investors) and holders of the public warrants will own 66,666,666 shares of our Class A Common Stock, representing a 35.4% economic interest and a 32.0% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 10.6% economic interest and a 9.6% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 43.1% economic interest and a 38.9% voting interest;

  •
  the holders of our founder shares and the private placement warrants, including our Sponsor and independent directors, will own 20,500,000 shares of our Class A Common Stock, representing a 10.9% economic interest and a 9.9% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 9.6% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

        The public warrants and private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and twelve months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon their redemption or liquidation.

        Please see the section entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Silver Run's Public Float" and "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for further information.

Organizational Structure

        The following diagram illustrates the ownership structure of Silver Run prior to the business combination.

(1)
Includes founder shares held by our Sponsor and independent directors.

(2)
The economic and voting interests set forth above do not account for private placement warrants and public warrants that will remain outstanding following the business combination and may be exercised at a later date.

        The following diagram illustrates the ownership structure of CRP prior to the business combination.

        The following diagram, which is subject to change based upon any additional purchases of Class A Common Stock by the Riverstone private investors and any redemptions by current Silver Run stockholders of public shares in connection with the business combination, illustrates the ownership structure of Silver Run immediately following the business combination.

(1)
Includes founder shares held by our Sponsor and independent directors.

(2)
CRD will also own one share of Series A Preferred Stock, which will not have any voting rights (other than the right to nominate and elect one director to our board of directors) or rights with respect to dividends but will be entitled to preferred distributions in liquidation in the amount of $0.0001 per share.

(3)
The economic and voting interests set forth above do not account for private placement warrants and public warrants that will remain outstanding following the business combination and may be exercised at a later date.

Opinion of Evercore to Silver Run's Board of Directors

        In connection with the business combination, Silver Run's financial advisor, Evercore Group L.L.C. ("Evercore"), delivered a written opinion, dated July 21, 2016 (the "Opinion"), to our board of directors that, as of the date of the Opinion, and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Consideration (as defined in such opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion) was fair to Silver Run, from a financial point of view.

        The full text of the Opinion, which describes the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Evercore in connection with such Opinion, is attached to this proxy statement as Annex G and is incorporated herein by reference. You should read the Opinion carefully in its entirety. Evercore's opinion does not constitute a recommendation to our board of directors or to any other persons in respect of the business combination, including as to how any Silver Run stockholder should act or vote in respect of the business combination.

        See the section entitled "Proposal No. 1—The Business Combination Proposal—Description of Fairness Opinion of Evercore."

Board of Directors of Silver Run Following the Transactions

        Upon consummation of the business combination, our board of directors anticipates expanding to include one director nominated and elected by CRD, as the holder of our Series A Preferred Stock.

Upon completion of the Transactions, Riverstone affiliates, including our Sponsor, will control a majority of the combined voting power of all classes of our outstanding voting stock and will have the ability to influence the election of our board of directors.

        As a result, we expect to be a controlled company within the meaning of the NASDAQ corporate governance standards, and may elect not to comply with certain NASDAQ corporate governance requirements, including the requirements that a majority of the board of directors consist of independent directors and that the nominating and governance committee and compensation committee be composed entirely of independent directors. These requirements will not apply to us as long as we remain a controlled company.

Accounting Treatment

        The business combination will be accounted for as a business combination under the scope of the Financial Accounting Standards Board's Accounting Standards Codification 805, Business Combinations, or ASC 805.

Appraisal Rights

        Appraisal rights are not available to Silver Run stockholders in connection with the business combination.

Other Proposals

        In addition to the proposal to approve and adopt the Contribution Agreement and the business combination (the "Business Combination Proposal"), Silver Run stockholders will be asked to vote on (i) amendments to the Charter to create a new class of capital stock, Class C Common Stock, par value $0.0001 per share (the "Class C Charter Proposal"), (ii) an amendment to increase the number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal") and (iii) amendments eliminating provisions in the Charter relating to an Initial Business Combination that will no longer be applicable to us following the closing of the business combination (the "Additional Charter Proposal"). A copy of our second amended and restated certificate of incorporation reflecting the proposed amendments pursuant to the Class C Charter Proposal, the Authorized Share Charter Proposal and the Additional Charter Proposal is attached to this proxy statement as Annex B. For more information about the Class C Charter Proposal, the Authorized Share Charter Proposal and the Additional Charter Proposal, see the section entitled "Proposal No. 2—The Class C Charter Proposal", "Proposal No. 3.—The Authorized Share Charter Proposal" and "Proposal No. 4.—The Additional Charter Proposal."

        In addition, Silver Run stockholders will be asked to vote on (i) a proposal to approve, for purposes of complying with applicable NASDAQ listing rules, the issuance and sale of up to 101,005,000 shares of Class A Common Stock, plus any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions, in the Private Placements, and the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors upon the future redemption or exchange of their CRP Common Units in accordance with the A&R LLC Agreement (the "NASDAQ Proposal"), (ii) a proposal to approve and adopt the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the "LTIP Proposal") and (iii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Class C Charter Proposal, the Authorized Share Charter Proposal, the

Additional Charter Proposal, the NASDAQ Proposal and the LTIP Proposal (the "Adjournment Proposal").

        See the sections entitled "Proposal No. 5—The NASDAQ Proposal," "Proposal No. 6—The LTIP Proposal" and "Proposal No. 7—The Adjournment Proposal" for more information.

Date, Time and Place of Special Meeting

        The special meeting will be held at                        , Central Daylight time, on                        , 2016, at                        , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

        You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Class A Common Stock or Class B Common Stock at the close of business on                        , 2016, which is the record date for the special meeting. You are entitled to one vote for each share of Class A Common Stock or Class B Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 62,500,000 shares of Class A Common Stock and Class B Common Stock outstanding in the aggregate, of which 50,000,000 are public shares and 12,500,000 are founder shares held by the Sponsor and our independent directors.

Proxy Solicitation

        Proxies may be solicited by mail. Silver Run has engaged Morrow Sodali to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled "Special Meeting of Silver Run Stockholders—Revoking Your Proxy."

Quorum and Required Vote for Proposals for the Special Meeting

        A quorum of Silver Run stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon and actually cast at the special meeting, voting as a single class. Approval of the Charter Proposals require the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting, voting as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder's failure to vote by proxy or to vote in person at the special meeting will have no effect on the outcome of any vote on the Business Combination Proposal, NASDAQ Proposal, the LTIP Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Charter Proposals.

Recommendation to Silver Run Stockholders

        Our board of directors believes that each of the Business Combination Proposal, the Class C Charter Proposal, the Authorized Share Charter Proposal, the Additional Charter Proposal, the

NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal is in the best interests of Silver Run and its stockholders and recommends that its stockholders vote "FOR" each of the Proposals to be presented at the special meeting.

        When you consider the recommendation of the board of directors in favor of approval of these Proposals, you should keep in mind that the Sponsor, members of the board of directors and officers have interests in the business combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. Please see the section entitled "Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination."

Risk Factors

        In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled "Risk Factors."

Summary Historical Reserve and Operating Data of CRP

        The following tables present, for the periods and as of the dates indicated, summary data with respect to CRP's estimated net proved oil and natural gas reserves and operating data.

        The reserve estimates attributable to CRP's properties as of December 31, 2015 presented in the table below are based on a reserve report prepared by Netherland, Sewell & Associates, Inc., CRP's independent petroleum engineer. A copy of the reserve report is attached to this proxy statement as Annex F. All of these reserve estimates were prepared in accordance with the SEC's rules regarding oil and natural gas reserve reporting that are currently in effect. The following tables also contain summary unaudited information regarding production and sales of oil, natural gas and NGLs with respect to such properties.

        See the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP" and "Business of CRP—Oil and Natural Gas Data—Proved Reserves" in evaluating the material presented below.

As of December 31, 2015(1)
Proved Reserves:
Oil (MBbls)	23,199
Natural gas (MMcf)	32,442
NGLs (MBbls)	3,851

Total proved reserves (MBoe)	32,457
Proved Developed Reserves:
Oil (MBbls)	9,347
Natural gas (MMcf)	12,711
NGLs (MBbls)	1,603

Total proved developed reserves (MBoe)	13,068
Proved developed reserves as a percentage of total proved reserves	40%
Proved Undeveloped Reserves:
Oil (MBbls)	13,852
Natural gas (MMcf)	19,731
NGLs (MBbls)	2,248

Total proved undeveloped reserves (MBoe)	19,389
Oil and Natural Gas Prices:
Oil—WTI posted price per Bbl	$46.79
Natural gas—Henry Hub spot price per MMBtu	$2.59

(1)
CRP's estimated net proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For oil and NGL volumes, the average West Texas Intermediate posted price of $46.79 per barrel as of December 31, 2015 was adjusted for quality, transportation fees and a regional price differential. For gas volumes, the average Henry Hub spot price of $2.59 per MMBtu as of December 31, 2015 was adjusted for energy content, transportation fees and a regional price differential. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $41.85 per barrel of oil, $13.94 per barrel of NGL and $1.71 per Mcf of gas as of December 31, 2015.

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Production and Operating Data:
Net Production Volumes(1):
Oil (MBbls)	959	1,830
Natural gas (MMcf)	1,567	3,058
NGLs (MBbls)	149	331

Total (MBoe)	1,369	2,671

Average net daily production (Boe/d)	7,523	7,317
Average Sales Prices:
Oil (per Bbl) (excluding impact of cash settled derivatives)	$35.02	$42.43
Oil (per Bbl) (after impact of cash settled derivatives)	50.32	61.61
Natural gas (per Mcf) (excluding impact of cash settled derivatives)	1.97	2.60
Natural gas (per Mcf) (after impact of cash settled derivatives)	1.97	3.04
NGLs (per Bbl)	12.03	14.66

Total (per Boe) (excluding impact of cash settled derivatives)	28.10	33.87
Total (per Boe) (after impact of cash settled derivatives)	38.82	47.51
Average Unit Costs per Boe:
Lease operating expenses	$4.85	$7.93
Severance and ad valorem taxes	1.53	1.88
Transportation, processing, gathering and other operating expenses	1.89	2.15
Depreciation, depletion, amortization, and accretion of asset retirement obligations	31.03	33.73
Abandonment expense and impairment of unproved properties	0.66	2.85
Exploration	—	0.03
Contract termination and rig stacking	—	0.89
General and administrative expenses	3.95	5.32

(1)
Totals may not sum or recalculate due to rounding.

SELECTED HISTORICAL FINANCIAL INFORMATION OF SILVER RUN

        The following table shows selected historical financial information of Silver Run for the periods and as of the dates indicated. The selected historical financial information of Silver Run as of December 31, 2015 and for the period from November 4, 2015 (inception) to December 31, 2015 was derived from the audited historical financial statements of Silver Run included elsewhere in this proxy statement. The selected historical interim financial information of Silver Run as of June 30, 2016 and for the six months ended June 30, 2016 was derived from the unaudited interim financial statements of Silver Run included elsewhere in this proxy statement. The following table should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Silver Run" and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement.

	Six Months Ended June 30, 2016	Period from November 4, 2015 (inception) to December 31, 2015
	(in millions, except per share data)
Statement of Operations Data:
Loss from operations	$(0.23)	$0.00
Other income—interest income	$0.30	$—
Net income attributable to common shareholders	$0.06	$0.00
Per Share Data:
Net income per common share—basic and diluted	$0.00	$0.00
Weighted average number of common shares outstanding—basic and diluted	14,152,023	12,937,500

	As of June 30, 2016	As of December 31, 2015
Balance Sheet Data:
Working capital(1)	$1.0	$0.23
Total assets(2)	$501.3	$0.48
Total liabilities	$17.5	$0.45
Value of Class A Common Stock that may be redeemed in connection with an Initial Business Combination ($10.00 per share)	$478.8	$—
Stockholders' equity(3)	$5.0	$0.23

(1)
For June 30, 2016, excludes $500,296,824 held in the Trust Account from the proceeds of our IPO and the sale of the private placement warrants.

(2)
For June 30, 2016, includes $500,296,824 held in trust from the proceeds of our IPO and the sale of the private placement warrants, plus $778,524 in cash held outside of the Trust Account, plus $198,652 of other assets as of June 30, 2016. For 2015, includes $105,000 in cash, plus $370,691 of other assets as of December 31, 2015.

(3)
For June 30, 2016, excludes 47,877,199 shares of Class A Common Stock purchased in the IPO, which are subject to redemption in connection with the business combination (approximately $10.00 per share).

 SELECTED HISTORICAL FINANCIAL INFORMATION OF CRP

        The following table shows selected historical financial information of CRP for the periods and as of the dates indicated. For all periods ending on or prior to and all dates as of or prior to October 15, 2014, the date on which Celero conveyed all of its oil and natural gas properties to CRP, the following table reflects the combined results of CRP and Celero, and for all periods and dates subsequent to October 15, 2014, reflects the results of CRP.

        The selected historical consolidated and combined financial information of CRP as of and for the years ended December 31, 2015, 2014 and 2013 was derived from the audited historical consolidated and combined financial statements of CRP included elsewhere in this proxy statement. The selected historical interim consolidated financial information of CRP as of June 30, 2016 and for the six months ended June 30, 2016 and 2015 was derived from the unaudited interim condensed consolidated financial statements of CRP included elsewhere in this proxy statement.

        CRP's historical results are not necessarily indicative of future operating results. The selected consolidated and combined financial information should be read in conjunction with "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP," the historical consolidated and combined financial statements of CRP and accompanying notes included elsewhere in this proxy statement.

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
	(Unaudited)
	(in thousands)
Statement of Operations Data:
Revenues:
Oil sales	$33,587	$40,155	$77,643	$114,955	$65,863
Natural gas sales	3,088	4,028	7,965	9,670	3,024
NGL sales	1,793	2,664	4,852	7,200	3,087

Total revenues	38,468	46,847	90,460	131,825	71,974

Operating expenses:
Lease operating expenses	6,639	12,962	21,173	17,690	19,106
Severance and ad valorem taxes	2,091	2,278	5,021	6,875	4,153
Transportation, processing, gathering and other operating expenses	2,589	2,928	5,732	4,772	1,291
Depreciation, depletion, amortization and accretion of asset retirement obligations	42,485	44,123	90,084	69,110	29,285
Abandonment expense and impairment of unproved properties	897	3,851	7,619	20,025	8,561
Exploration	—	—	84	—	—
Contract termination and rig stacking	—	2,167	2,387	—	—
General and administrative expenses	5,405	5,531	14,206	31,694	16,842

Total operating expenses	60,106	73,840	146,306	150,166	79,238

Loss (gain) on sale of oil and natural gas properties	4	(2,679)	(2,439)	2,096	(16,756)

Total operating (loss) income	(21,642)	(24,314)	(53,407)	(20,437)	9,492

Other income (expense):
Interest expense	(3,439)	(3,274)	(6,266)	(2,475)	(513)
(Loss) gain on derivatives instruments	(5,925)	(1,024)	20,756	41,943	(4,410)
Other income	6	4	20	281	122

Total other (expense) income	(9,358)	(4,294)	14,510	39,749	(4,801)

(Loss) income before taxes	(31,000)	(28,608)	(38,897)	19,312	4,691
Income tax benefit (expense)(2)	406	—	572	(1,524)	(1,079)

Net (loss) income	(30,594)	(28,608)	(38,325)	17,788	3,612
Less: Net loss attributable to noncontrolling interest	—	—	—	(2)	(6)

Net (loss) income	$(30,594)	$(28,608)	$(38,325)	$17,790	$3,618

Cash Flow Data:
Net cash provided by operating activities	$35,604	$34,436	$68,882	$97,248	$13,416
Net cash used in investing activities	(85,455)	(117,273)	(198,635)	(163,380)	(136,517)
Net cash provided by financing activities	48,767	80,550	118,504	36,966	118,742
Other Financial Data:
Adjusted EBITDAX(1)	$36,421	$39,939	$82,279	$88,108	$18,059

		December 31,
	June 30, 2016
		2015	2014	2013
	(Unaudited)
	(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$684	$1,768	$13,017	$42,183
Cash held in escrow	—	—	—	5,000
Other current assets	14,594	32,377	54,329	19,132

Total current assets	15,278	34,145	67,346	66,315

Total property and equipment, net	612,240	578,787	540,624	357,541
Other long-term assets	1,574	3,363	7,799	48,229

Total assets	$629,092	$616,295	$615,769	$472,085

Current liabilities	$14,272	$22,133	$103,512	$46,169
Revolving credit facility	124,000	74,000	65,000	29,000
Term loan, net of unamortized deferred financing costs	64,724	64,649	64,568	—
Other long-term liabilities	5,826	4,649	4,757	6,369

Total liabilities	208,822	165,431	237,837	81,538
Owners' equity	420,270	450,864	377,932	389,859
Noncontrolling interest in unconsolidated subsidiary	—	—	—	688

Total liabilities and owners' equity	$629,092	$616,295	$615,769	$472,085

(1)
Adjusted EBITDAX is a non-GAAP financial measure. For a definition of Adjusted EBITDAX and a reconciliation of Adjusted EBITDAX to net income, see "—Non-GAAP Financial Measure" below.

(2)
Silver Run is a C-corp under the Internal Revenue Code of 1986, as amended, and, as a result, is subject to U.S. federal, state and local income taxes. Although CRP is subject to franchise tax in the State of Texas (at less than 1% of modified pre-tax earnings), as a partnership, it generally passes through its taxable income to its owners for other income tax purposes and is not subject to U.S. federal income taxes or other state or local income taxes.

Non-GAAP Financial Measure

        Adjusted EBITDAX is a supplemental non-GAAP financial measure that is used by CRP's management and external users of CRP's financial statements, such as industry analysts, investors, lenders and rating agencies. CRP defines Adjusted EBITDAX as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization and accretion of asset retirement obligations, abandonment expense and impairment of unproved properties, (gains) losses on derivatives excluding net cash receipts (payments) on settled derivatives, non-cash equity based compensation, gains and losses from the sale of assets and other non-cash and non-recurring operating items. Adjusted EBITDAX is not a measure of net income as determined by United States generally accepted accounting principles ("GAAP").

        CRP's management believes Adjusted EBITDAX is useful because it allows them to more effectively evaluate the operating performance of CRP and compare the results of its operations from period to period and against its peers without regard to CRP's financing methods or capital structure. CRP excludes the items listed above from net income in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within CRP's industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of CRP's operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. CRP's presentation of Adjusted EBITDAX should not be construed as an inference that its results will be unaffected by unusual or non-recurring items. CRP's computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies.

        The following table presents a reconciliation of Adjusted EBITDAX to net income, CRP's most directly comparable financial measure calculated and presented in accordance with GAAP.

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
	(in thousands)
Adjusted EBITDAX reconciliation to net income:
Net (loss) income	$(30,594)	$(28,608)	$(38,325)	$17,790	$3,618
Interest expense	3,439	3,274	6,266	2,475	513
Income tax (benefit) expense	(406)	—	(572)	1,524	1,079
Depreciation, depletion and amortization and accretion of asset retirement obligations	42,485	44,123	90,084	69,110	29,285
Abandonment expense and impairment of unproved properties	897	3,851	7,619	20,025	8,561
Loss (gain) on derivatives	5,925	1,024	(20,756)	(41,943)	4,410
Net cash received for derivative settlements	14,671	16,787	36,430	4,611	(12,651)
Noncash incentive compensation expense	—	—	—	12,420	—
Contract termination and rig stacking	—	2,167	2,387	—	—
Write-off of deferred offering costs(1)	—	—	1,585	—	—
Loss (gain) on sale of oil and natural gas properties	4	(2,679)	(2,439)	2,096	(16,756)

Adjusted EBITDAX	$36,421	$39,939	$82,279	$88,108	$18,059

(1)
During the year ended December 31, 2015, CRP delayed the timing of its initial public offering and, as a result, deferred offering costs of $1.6 million were charged against earnings.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements in this proxy statement may constitute "forward-looking statements" for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

  •
  our ability to consummate the business combination;

  •
  the benefits of the business combination;

  •
  the future financial performance of Silver Run following the business combination;

  •
  changes in CRP's reserves and future operating results; and

  •
  expansion plans and opportunities.

        These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

        You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

  •
  the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Contribution Agreement;

  •
  the outcome of any legal proceedings that may be instituted against Silver Run following announcement of the proposed business combination and transactions contemplated thereby;

  •
  the inability to complete the business combination due to the failure to obtain approval of the stockholders of Silver Run, or other conditions to closing in the Contribution Agreement;

  •
  the risk that the proposed business combination disrupts current plans and operations of CRP as a result of the announcement and consummation of the transactions described herein;

  •
  our ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Silver Run to grow and manage growth profitably following the business combination;

  •
  costs related to the business combination;

  •
  changes in applicable laws or regulations;

  •
  the possibility that Silver Run or CRP may be adversely affected by other economic, business, and/or competitive factors; and

  •
  other risks and uncertainties indicated in this proxy statement, including those under the section entitled "Risk Factors."

RISK FACTORS

        The following risk factors apply to the business and operations of CRP and its consolidated subsidiaries and will also apply to our business and operations following the completion of the business combination. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of CRP and our business, financial condition and prospects following the completion of the business combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled "Cautionary Note Regarding Forward-Looking Statements." We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. The following discussion should be read in conjunction with our and CRP's financial statements and notes to the financial statements included herein.

Risks Related to the Business, Operations and Industry of CRP

Oil, natural gas and NGL prices are volatile. A sustained decline in oil, natural gas and NGL prices could adversely affect CRP's business, financial condition and results of operations and its ability to meet its capital expenditure obligations and financial commitments.

        The prices CRP receives for its oil, natural gas and NGLs production heavily influences its revenue, profitability, access to capital, future rate of growth and carrying value of its properties. Oil, natural gas and NGLs are commodities, and their prices may fluctuate widely in response to relatively minor changes in the supply of and demand for oil, natural gas and NGLs and market uncertainty. Historically, oil, natural gas and NGL prices have been volatile. For example, during the period from January 1, 2014 through August 1, 2016, the WTI spot price for oil has declined from a high of $107.62 per Bbl on July 23, 2014 to $26.21 per Bbl on February 11, 2016, and the Henry Hub spot price for natural gas has declined from a high of $7.92 per MMBtu on March 4, 2014 to a low of $1.49 per MMBtu on March 4, 2016. Likewise, NGLs, which are made up of ethane, propane, isobutene, normal butane and natural gasoline, all of which have different uses and different pricing characteristics, have suffered significant recent declines in realized prices. The prices CRP receives for its production, and the levels of its production, depend on numerous factors beyond its control, which include the following:

  •
  worldwide and regional economic conditions impacting the global supply and demand for oil, natural gas and NGLs;

  •
  the price and quantity of foreign imports of oil, natural gas and NGLs;

  •
  political and economic conditions in or affecting other producing regions or countries, including the Middle East, Africa, South America and Russia;

  •
  actions of the Organization of the Petroleum Exporting Countries, its members and other state-controlled oil companies relating to oil price and production controls;

  •
  the level of global exploration, development and production;

  •
  the level of global inventories;

  •
  prevailing prices on local price indexes in the area in which CRP operates;

  •
  the proximity, capacity, cost and availability of gathering and transportation facilities;

  •
  localized and global supply and demand fundamentals and transportation availability;

  •
  the cost of exploring for, developing, producing and transporting reserves;

  •
  weather conditions and other natural disasters;

  •
  technological advances affecting energy consumption;

  •
  the price and availability of alternative fuels;

  •
  expectations about future commodity prices; and

  •
  U.S. federal, state and local and non-U.S. governmental regulation and taxes.

        In the second half of 2014, oil prices began a rapid and significant decline as the global oil supply began to outpace demand. During 2015 and thus far in 2016, the global oil supply has continued to outpace demand, resulting in a sustained decline in realized prices for oil production. In general, this imbalance between supply and demand reflects the significant supply growth achieved in the United States as a result of shale drilling and oil production increases by certain other countries, including Russia and Saudi Arabia, as part of an effort to retain market share, combined with only modest demand growth in the United States and less-than-expected demand in other parts of the world, particularly in Europe and China. Although there has been a dramatic decrease in drilling activity in the industry, oil storage levels in the United States remain at historically high levels. Until supply and demand balance and the overhang in storage levels begins to decline, prices are expected to remain under pressure. In addition, the lifting of economic sanctions on Iran has resulted in increasing supplies of oil from Iran, adding further downward pressure to oil prices. NGL prices generally correlate to the price of oil. Also adversely affecting the price for NGLs is the supply of NGLs in the United States, which has continued to grow due to an increase in industry participants targeting projects that produce NGLs in recent years. Prices for domestic natural gas began to decline during the third quarter of 2014 and have continued to be weak throughout 2015 and thus far in 2016. The declines in natural gas prices are primarily due to an imbalance between supply and demand across North America. The duration and magnitude of the commodity price declines cannot be accurately predicted. Compared to 2014, CRP's realized oil price for 2015 fell 47.3% to $42.43 per barrel, and its realized oil price for the six months ended June 30, 2016 has further decreased to $35.02 per barrel. Similarly, CRP's realized natural gas price for 2015 dropped 43.2% to $2.60 per Mcf and its realized price for NGLs declined 52.2% to $14.66 per barrel. For the six months ended June 30, 2016, CRP's realized price for natural gas was $1.97 per Mcf and its realized price for NGLs was $12.03 per barrel.

        Lower commodity prices may reduce CRP's cash flows and borrowing ability. If CRP is unable to obtain needed capital or financing on satisfactory terms, its ability to develop future reserves could be adversely affected. Also, using lower prices in estimating proved reserves may result in a reduction in proved reserve volumes due to economic limits. In addition, sustained periods with oil and natural gas prices at levels lower than current WTI or Henry Hub strip prices and the resultant effect such prices may have on CRP's drilling economics and its ability to raise capital may require CRP to re-evaluate and postpone or eliminate its development drilling, which could result in the reduction of some of its proved undeveloped reserves and related standardized measure. If CRP is required to curtail its drilling program, it may be unable to continue to hold leases that are scheduled to expire, which may further reduce its reserves. As a result, a substantial or extended decline in commodity prices may materially and adversely affect CRP's future business, financial condition, results of operations, liquidity and ability to finance planned capital expenditures.

CRP's development and acquisition projects require substantial capital expenditures. CRP may be unable to obtain required capital or financing on satisfactory terms, which could lead to a decline in CRP's ability to access or grow production and reserves.

        The oil and natural gas industry is capital-intensive. CRP makes and expects to continue to make substantial capital expenditures related to development and acquisition projects. Following the completion of the business combination, we expect that CRP will fund its capital expenditures with cash generated by operations and borrowings under CRP's revolving credit facility (or a replacement credit facility if CRP is unable to amend its credit agreement to permit the business combination); however,

CRP's financing needs may require us to alter or increase CRP's capitalization substantially through the issuance of debt or equity securities or the sale of assets. The issuance of additional indebtedness would require that a portion of CRP's cash flow from operations be used for the payment of interest and principal on CRP's indebtedness, thereby reducing CRP's ability to use cash flow from operations to fund working capital, capital expenditures and acquisitions. The issuance of additional equity securities would be dilutive to CRP's members, including us. The actual amount and timing of CRP's future capital expenditures may differ materially from CRP's estimates as a result of, among other things, oil, natural gas and NGL prices; actual drilling results; the availability of drilling rigs and other services and equipment; and regulatory, technological and competitive developments. A reduction in commodity prices from current levels may result in a decrease in CRP's actual capital expenditures, which would negatively impact CRP's ability to grow production.

        CRP's cash flow from operations and access to capital are subject to a number of variables, including:

  •
  the prices at which CRP's production is sold;

  •
  CRP's proved reserves;

  •
  the level of hydrocarbons CRP is able to produce from existing wells;

  •
  CRP's ability to acquire, locate and produce new reserves;

  •
  the levels of CRP's operating expenses; and

  •
  CRP's ability to borrow under CRP's revolving credit facility (or a replacement credit facility if CRP is unable to amend its credit agreement to permit the business combination) and the ability to access the capital markets.

        If CRP's revenues or the borrowing base under CRP's revolving credit facility (or a replacement credit facility if CRP is unable to amend its credit agreement to permit the business combination) decrease as a result of lower oil, natural gas and NGL prices, operating difficulties, declines in reserves or for any other reason, CRP may have limited ability to obtain the capital necessary to sustain CRP's operations at current levels. If additional capital is needed, CRP may not be able to obtain debt or equity financing on terms acceptable to CRP, if at all. If cash flow generated by CRP's operations or available borrowings under CRP's revolving credit facility (or a replacement credit facility if CRP is unable to amend its credit agreement to permit the business combination) are not sufficient to meet CRP's capital requirements, the failure to obtain additional financing could result in a curtailment of CRP's operations relating to development of CRP's properties, which in turn could lead to a decline in CRP's reserves and production, and could materially and adversely affect CRP's business, financial condition and results of operations.

If CRP is unable to amend its credit agreement to permit the business combination, CRP may be unable to obtain required capital or financing on satisfactory terms following the business combination, which could adversely affect CRP's ability to access or grow production and reserves.

        As discussed above, the oil and gas industry is capital intensive. If CRP is unable to amend its credit agreement to permit the business combination, CRP's ability to make capital expenditures related to development and acquisition projects may be adversely impacted. In addition, any new credit facility, or any amendment to CRP's existing credit agreement or refinancing of the existing term loan and revolving credit facility, may be on terms less favorable to CRP than the existing terms described herein.

Part of CRP's strategy involves using some of the latest available horizontal drilling and completion techniques, which involve risks and uncertainties in their application.

        CRP's operations involve utilizing some of the latest drilling and completion techniques as developed by CRP and its service providers. Risks that CRP faces while drilling horizontal wells include the following:

  •
  landing a wellbore in the desired drilling zone;

  •
  staying in the desired drilling zone while drilling horizontally through the formation;

  •
  running CRP's casing the entire length of the wellbore; and

  •
  being able to run tools and other equipment consistently through the horizontal wellbore.

        Risks that CRP faces while completing wells include the following:

  •
  the ability to fracture stimulate the planned number of stages;

  •
  the ability to run tools the entire length of the wellbore during completion operations; and

  •
  the ability to successfully clean out the wellbore after completion of the final fracture stimulation stage.

        In addition, certain of the new techniques CRP is adopting may cause irregularities or interruptions in production due to offset wells being shut in and the time required to drill and complete multiple wells before any such wells begin producing. Furthermore, the results of CRP's drilling in new or emerging formations are more uncertain initially than drilling results in areas that are more developed and have a longer history of established production. Newer or emerging formations and areas have limited or no production history and, consequently, CRP is more limited in assessing future drilling results in these areas. If CRP's drilling results are less than anticipated, the return on CRP's investment for a particular project may not be as attractive as anticipated, and CRP could incur material write-downs of unevaluated properties and the value of CRP's undeveloped acreage could decline in the future.

Drilling for and producing oil and natural gas are high risk activities with many uncertainties that could adversely affect CRP's business, financial condition or results of operations.

        CRP's future financial condition and results of operations will depend on the success of CRP's development, acquisition and production activities, which are subject to numerous risks beyond CRP's control, including the risk that drilling will not result in commercially viable oil and natural gas production.

        CRP's decisions to develop or purchase prospects or properties will depend in part on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations. For a discussion of the uncertainty involved in these processes, see "—Reserve estimates depend on many assumptions that may turn out to be inaccurate. Any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of CRP's reserves." In addition, CRP's cost of drilling, completing and operating wells is often uncertain.

        Further, many factors may curtail, delay or cancel CRP's scheduled drilling projects, including the following:

  •
  delays imposed by or resulting from compliance with regulatory requirements, including limitations resulting from wastewater disposal, emission of greenhouse gases ("GHGs") and limitations on hydraulic fracturing;

  •
  pressure or irregularities in geological formations;

  •
  shortages of or delays in obtaining equipment and qualified personnel or in obtaining water for hydraulic fracturing activities;

  •
  equipment failures, accidents or other unexpected operational events;

  •
  lack of available gathering facilities or delays in construction of gathering facilities;

  •
  lack of available capacity on interconnecting transmission pipelines;

  •
  adverse weather conditions;

  •
  issues related to compliance with environmental regulations;

  •
  environmental hazards, such as oil and natural gas leaks, oil spills, pipeline and tank ruptures and unauthorized discharges of brine, well stimulation and completion fluids, toxic gases or other pollutants into the surface and subsurface environment;

  •
  declines in oil and natural gas prices;

  •
  limited availability of financing at acceptable terms;

  •
  title problems; and

  •
  limitations in the market for oil and natural gas.

CRP may not be able to generate sufficient cash to service all of its indebtedness and may be forced to take other actions to satisfy its obligations under applicable debt instruments, which may not be successful.

        CRP's ability to make scheduled payments on or to refinance CRP's indebtedness obligations, including CRP's term loan and revolving credit facility, depends on CRP's financial condition and operating performance, which are subject to prevailing economic and competitive conditions and certain financial, business and other factors beyond CRP's control. CRP may not be able to maintain a level of cash flows from operating activities sufficient to permit it to pay the principal, premium, if any, and interest on CRP's indebtedness.

        If CRP's cash flows and capital resources are insufficient to fund debt service obligations, CRP may be forced to reduce or delay investments and capital expenditures, sell assets, seek additional capital or restructure or refinance indebtedness. CRP's ability to restructure or refinance CRP's indebtedness will depend on the condition of the capital markets and CRP's financial condition at such time. Any refinancing of indebtedness could be at higher interest rates and may require CRP to comply with more onerous covenants, which could further restrict business operations. The terms of existing or future debt instruments may restrict CRP from adopting some of these alternatives. In addition, any failure to make payments of interest and principal on outstanding indebtedness on a timely basis would likely result in a reduction of CRP's credit rating, which could harm CRP's ability to incur additional indebtedness. In the absence of sufficient cash flows and capital resources, CRP could face substantial liquidity problems and might be required to dispose of material assets or operations to meet debt service and other obligations. CRP's credit agreement currently restricts CRP's ability to dispose of assets and CRP's use of the proceeds from such disposition. CRP may not be able to consummate those dispositions, and the proceeds of any such disposition may not be adequate to meet any debt service obligations then due. These alternative measures may not be successful and may not permit CRP to meet scheduled debt service obligations.

Restrictions in CRP's existing and future debt agreements could limit CRP's growth and ability to engage in certain activities.

        CRP's credit agreement contains a number of significant covenants, including restrictive covenants that may limit CRP's ability to, among other things:

  •
  incur additional indebtedness;

  •
  make loans to others;

  •
  make investments;

  •
  merge or consolidate with another entity;

  •
  make certain payments;

  •
  hedge future production or interest rates;

  •
  incur liens;

  •
  sell assets; and

  •
  engage in certain other transactions without the prior consent of the lenders.

        In addition, CRP's credit agreement requires CRP to maintain certain financial ratios or to reduce CRP's indebtedness if it is unable to comply with such ratios. As of June 30, 2016, CRP was in full compliance with such financial ratios and covenants.

        The restrictions in CRP's credit agreement (or a replacement credit agreement if CRP is unable to amend its credit agreement to permit the business combination) may also limit CRP's ability to obtain future financings to withstand a future downturn in its business or the economy in general, or to otherwise conduct necessary corporate activities. CRP may also be prevented from taking advantage of business opportunities that arise because of the limitations that the restrictive covenants under CRP's credit agreement impose on CRP.

        A breach of any covenant in CRP's credit agreement (or a replacement credit agreement if CRP is unable to amend its credit agreement to permit the business combination) would result in a default under the applicable agreement after any applicable grace periods. A default, if not waived, could result in acceleration of the indebtedness outstanding under CRP's credit agreement and in a default with respect to, and an acceleration of, the indebtedness outstanding under other debt agreements. The accelerated indebtedness would become immediately due and payable. If that occurs, CRP may not be able to make all of the required payments or borrow sufficient funds to refinance such indebtedness. Even if new financing were available at that time, it may not be on terms that are acceptable to CRP.

Any significant reduction in the borrowing base under CRP's revolving credit facility as a result of the periodic borrowing base redeterminations or otherwise may negatively impact CRP's ability to fund its operations.

        CRP's revolving credit facility limits (and any replacement facility is expected to limit) the amounts CRP can borrow up to a borrowing base amount, which the lenders, in their sole discretion, determine semiannually on April 1 and October 1. The borrowing base depends on, among other things, projected revenues from, and asset values of, the oil and natural gas properties securing CRP's loan. The borrowing base will automatically be decreased by an amount equal to 25% of the aggregate notional amount of issued permitted senior unsecured notes unless such decrease is waived by the lenders. The lenders can unilaterally adjust the borrowing base and the borrowings permitted to be outstanding under CRP's revolving credit facility. Any increase in the borrowing base requires the consent of the lenders holding 100% of the commitments. CRP's borrowing base was $140 million as of June 30, 2016. CRP's next scheduled borrowing base redetermination is expected in the fall of 2016.

        In the future, CRP may not be able to access adequate funding under its revolving credit facility (or a replacement facility) as a result of a decrease in its borrowing base due to the issuance of new indebtedness, the outcome of a subsequent borrowing base redetermination or an unwillingness or inability on the part of lending counterparties to meet their funding obligations and the inability of other lenders to provide additional funding to cover the defaulting lender's portion. Declines in commodity prices could result in a determination to lower the borrowing base in the future and, in such a case, CRP could be required to repay any indebtedness in excess of the redetermined borrowing base. As a result, CRP may be unable to implement its respective drilling and development plan, make acquisitions or otherwise carry out business plans, which would have a material adverse effect on CRP's financial condition and results of operations and impair CRP's ability to service its indebtedness.

CRP's derivative activities could result in financial losses or could reduce CRP's earnings.

        CRP enters into derivative instrument contracts for a portion of its oil and natural gas production. As of June 30, 2016, CRP had entered into hedging contracts through December 2018 covering a total of 1,098 MBbls of its projected oil production and 1,460 BBtu of its projected natural gas production. In addition, as of June 30, 2016, CRP had entered into basis swaps covering a total of 769 MBbls of CRP's projected oil production. Accordingly, CRP's earnings may fluctuate significantly as a result of changes in fair value of its derivative instruments.

        Derivative instruments also expose CRP to the risk of financial loss in some circumstances, including when:

  •
  production is less than the volume covered by the derivative instruments;

  •
  the counterparty to the derivative instrument defaults on its contractual obligations;

  •
  there is an increase in the differential between the underlying price in the derivative instrument and actual prices received; or

  •
  there are issues with regard to legal enforceability of such instruments.

        The use of derivatives may, in some cases, require the posting of cash collateral with counterparties. If CRP enters into derivative instruments that require cash collateral and commodity prices or interest rates change in a manner adverse to CRP, CRP's cash otherwise available for use in its operations would be reduced, which could limit CRP's ability to make future capital expenditures and make payments on CRP's indebtedness, and which could also limit the size of CRP's borrowing base. Future collateral requirements will depend on arrangements with CRP's counterparties, highly volatile oil and natural gas prices and interest rates. In addition, derivative arrangements could limit the benefit CRP would receive from increases in the prices for oil and natural gas, which could also have a material adverse effect on CRP's financial condition.

        CRP's commodity derivative contracts expose CRP to risk of financial loss if a counterparty fails to perform under a contract. Disruptions in the financial markets could lead to sudden decreases in a counterparty's liquidity, which could make the counterparty unable to perform under the terms of the contract, and CRP may not be able to realize the benefit of the contract. CRP is unable to predict sudden changes in a counterparty's creditworthiness or ability to perform. Even if CRP accurately predicts sudden changes, CRP's ability to negate the risk may be limited depending upon market conditions.

        During periods of declining commodity prices, CRP's derivative contract receivable positions generally increase, which increases CRP's counterparty credit exposure. If the creditworthiness of CRP's counterparties deteriorates and results in their nonperformance, CRP could incur a significant loss with respect to CRP's commodity derivative contracts.

Reserve estimates depend on many assumptions that may turn out to be inaccurate. Any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of CRP's reserves.

        The process of estimating oil and natural gas reserves is complex. It requires interpretations of available technical data and many assumptions, including assumptions relating to current and future economic conditions and commodity prices. Any significant inaccuracies in these interpretations or assumptions could materially affect the estimated quantities and present value of CRP's reserves. In order to prepare reserve estimates, CRP must project production rates and timing of development expenditures. CRP must also analyze available geological, geophysical, production and engineering data. The extent, quality and reliability of this data can vary. The process also requires economic assumptions about matters such as oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds.

        Actual future production, oil and natural gas prices, revenues, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves may vary from CRP's estimates. For instance, initial production rates reported by CRP or other operators may not be indicative of future or long-term production rates, CRP's recovery efficiencies may be worse than expected, and production declines may be greater than CRP estimates and may be more rapid and irregular when compared to initial production rates. In addition, CRP may adjust reserve estimates to reflect additional production history, results of development activities, current commodity prices and other existing factors. Any significant variance could materially affect the estimated quantities and present value of CRP's reserves.

        You should not assume that the present value of future net revenues from CRP's reserves is the current market value of CRP's estimated reserves. CRP generally bases the estimated discounted future net cash flows from reserves on prices and costs on the date of the estimate. Actual future prices and costs may differ materially from those used in the present value estimate. For example, CRP's estimated proved reserves as of December 31, 2015 and related standardized measure were calculated under SEC rules using twelve-month trailing average benchmark prices of $46.79 per barrel of oil (WTI) and $2.59 per MMBtu (Henry Hub spot), which, for certain periods in 2016, were substantially higher than the available spot prices. If spot prices are below such calculated amounts, using more recent prices in estimating proved reserves may result in a reduction in proved reserve volumes due to economic limits.

CRP will not be the operator on all of its acreage or drilling locations, and, therefore, CRP will not be able to control the timing of exploration or development efforts, associated costs, or the rate of production of any non-operated assets.

        CRP has leased or acquired approximately 42,500 net acres, approximately 80% of which it operates, as of June 30, 2016. As of June 30, 2016, CRP was the operator on 674 of its 1,357 identified gross horizontal drilling locations. CRP will have limited ability to exercise influence over the operations of the drilling locations operated by CRP's partners, and there is the risk that CRP's partners may at any time have economic, business or legal interests or goals that are inconsistent with CRP's. Furthermore, the success and timing of development activities operated by CRP's partners will depend on a number of factors that will be largely outside of its control, including:

  •
  the timing and amount of capital expenditures;

  •
  the operator's expertise and financial resources;

  •
  the approval of other participants in drilling wells;

  •
  the selection of technology; and

  •
  the rate of production of reserves, if any.

        This limited ability to exercise control over the operations and associated costs of some of CRP's drilling locations could prevent the realization of targeted returns on capital in drilling or acquisition activities.

CRP's identified drilling locations are scheduled out over many years, making them susceptible to uncertainties that could materially alter the occurrence or timing of their drilling. In addition, CRP may not be able to raise the substantial amount of capital that would be necessary to drill such locations.

        CRP's existing management team has specifically identified and scheduled certain drilling locations as an estimation of CRP's future multi-year drilling activities on CRP's existing acreage. These drilling locations represent a significant part of CRP's growth strategy. CRP's ability to drill and develop these locations depends on a number of uncertainties, including oil and natural gas prices, the availability and cost of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, gathering system and pipeline transportation constraints, access to and availability of water sourcing and distribution systems, regulatory approvals and other factors. Because of these uncertain factors, CRP does not know if the numerous drilling locations it has identified will ever be drilled or if it will be able to produce natural gas or oil from these or any other drilling locations. In addition, unless production is established within the spacing units covering the undeveloped acres on which some of the drilling locations are obtained, the leases for such acreage will expire. As such, CRP's actual drilling activities may materially differ from those presently identified.

        As of June 30, 2016, CRP had identified 1,357 horizontal drilling locations on CRP's acreage based on approximately 880-foot spacing with five to six wells per 640-acre section in the Wolfcamp zones and approximately 1,320-foot spacing with four wells per 640-acre section in the 3rd Bone Spring Sandstone, in each case, consisting of laterals ranging from 4,500 feet up to 9,500 feet. As a result of the limitations described above, CRP may be unable to drill many of CRP's identified locations. In addition, CRP will require significant additional capital over a prolonged period in order to pursue the development of these locations, and CRP may not be able to raise or generate the capital required to do so. See "—CRP's development and acquisition projects require substantial capital expenditures. CRP may be unable to obtain required capital or financing on satisfactory terms, which could lead to a decline in CRP's ability to access or grow production and reserves." Any drilling activities CRP is able to conduct on these locations may not be successful or result in CRP's ability to add additional proved reserves to its overall proved reserves or may result in a downward revision of its estimated proved reserves, which could have a material adverse effect on its future business and results of operations. Additionally, if CRP curtails its drilling program, CRP may lose a portion of its acreage through lease expirations.

Certain of CRP's undeveloped leasehold acreage is subject to leases that will expire over the next several years unless production is established on units containing the acreage, the primary term is extended through continuous drilling provisions or the leases are renewed.

        As of June 30, 2016, approximately 59% of CRP's total net acreage (approximately 79% of CRP's operated net acreage in Reeves and Ward counties) was either held by production or under continuous drilling provisions. The leases for CRP's net acreage not held by production will expire at the end of their primary term unless production is established in paying quantities under the units containing these leases, the leases are held beyond their primary terms under continuous drilling provisions or the leases are renewed. If CRP's leases expire and it is unable to renew the leases, CRP will lose the right to develop the related properties. CRP's ability to drill and develop these locations depends on a number of uncertainties, including oil and natural gas prices, the availability and cost of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, gathering system and pipeline transportation constraints, access to and availability of water sourcing and distribution systems, regulatory approvals and other factors.

Adverse weather conditions may negatively affect CRP's operating results and its ability to conduct drilling activities.

        Adverse weather conditions may cause, among other things, increases in the costs of, and delays in, drilling or completing new wells, power failures, temporary shut-in of production and difficulties in the transportation of CRP's oil, natural gas and NGLs. Any decreases in production due to poor weather conditions will have an adverse effect on CRP's revenues, which will in turn negatively affect its cash flow from operations.

CRP's operations are substantially dependent on the availability of water. Restrictions on CRP's ability to obtain water may have an adverse effect on CRP's financial condition, results of operations and cash flows.

        Water is an essential component of deep shale oil and natural gas production during both the drilling and hydraulic fracturing processes. Drought conditions have persisted in Texas in past years. These drought conditions have led governmental authorities to restrict the use of water subject to their jurisdiction for hydraulic fracturing to protect local water supplies. If CRP is unable to obtain water to use in its operations, CRP may be unable to economically produce oil and natural gas, which could have a material and adverse effect on CRP's financial condition, results of operations and cash flows.

CRP's producing properties are located in the Delaware Basin, a sub-basin of the Permian Basin, in West Texas, making CRP vulnerable to risks associated with operating in a single geographic area.

        All of CRP's producing properties are geographically concentrated in the Delaware Basin, a sub-basin of the Permian Basin, in West Texas. At December 31, 2015, all of CRP's total estimated proved reserves were attributable to properties located in this area. As a result of this concentration, CRP may be disproportionately exposed to the impact of regional supply and demand factors, delays or interruptions of production from wells in this area caused by governmental regulation, processing or transportation capacity constraints, market limitations, availability of equipment and personnel, water shortages or other drought related conditions or interruption of the processing or transportation of oil, natural gas or NGLs.

The marketability of CRP's production is dependent upon transportation and other facilities, certain of which CRP does not control. If these facilities are unavailable, CRP's operations could be interrupted and its revenues reduced.

        The marketability of CRP's oil and natural gas production depends in part upon the availability, proximity and capacity of transportation facilities owned by third parties. CRP's oil production is transported from the wellhead to its tank batteries by CRP's gathering systems. The oil is then transported by the purchaser by truck to a transportation facility. CRP's natural gas production is generally transported by third-party gathering lines from the wellhead to a gas processing facility. CRP does not control these trucks and other third-party transportation facilities and CRP's access to them may be limited or denied. Insufficient production from CRP's wells to support the construction of pipeline facilities by CRP's purchasers or a significant disruption in the availability of CRP's or third-party transportation facilities or other production facilities could adversely impact CRP's ability to deliver to market or produce CRP's oil and natural gas and thereby cause a significant interruption in CRP's operations. If, in the future, CRP is unable, for any sustained period, to implement acceptable delivery or transportation arrangements or encounter production related difficulties, CRP may be required to shut in or curtail production. Any such shut-in or curtailment, or an inability to obtain favorable terms for delivery of the oil and natural gas produced from CRP's fields, would materially and adversely affect CRP's financial condition and results of operations.

CRP may incur losses as a result of title defects in the properties in which CRP invests.

        The existence of a material title deficiency can render a lease worthless and can adversely affect CRP's results of operations and financial condition. While CRP typically obtains title opinions prior to commencing drilling operations on a lease or in a unit, the failure of title may not be discovered until after a well is drilled, in which case CRP may lose the lease and the right to produce all or a portion of the minerals under the property.

The development of CRP's estimated PUDs may take longer and may require higher levels of capital expenditures than CRP currently anticipates. Therefore, CRP's estimated PUDs may not be ultimately developed or produced.

        As of December 31, 2015, 60% of CRP's total estimated proved reserves were classified as proved undeveloped. Development of these proved undeveloped reserves may take longer and require higher levels of capital expenditures than CRP currently anticipates. Delays in the development of CRP's reserves, increases in costs to drill and develop such reserves or decreases in commodity prices will reduce the value of CRP's estimated PUDs and future net revenues estimated for such reserves and may result in some projects becoming uneconomic. In addition, delays in the development of reserves could cause CRP to have to reclassify its PUDs as unproved reserves. Further, CRP may be required to write-down its PUDs if it does not drill those wells within five years after their respective dates of booking.

If commodity prices decrease to a level such that CRP's future undiscounted cash flows from its properties are less than their carrying value, CRP may be required to take write-downs of the carrying values of CRP's properties.

        Accounting rules require CRP to periodically review the carrying value of CRP's properties for possible impairment. Based on prevailing commodity prices and specific market factors and circumstances at the time of prospective impairment reviews, and the continuing evaluation of development plans, production data, economics and other factors, CRP may be required to write-down the carrying value of CRP's properties. A write-down constitutes a non-cash charge to earnings. Recently, commodity prices have declined significantly. On June 30, 2016, the WTI spot price for crude oil was $48.27 per barrel and the Henry Hub spot price for natural gas was $2.94 per MMBtu, representing decreases of 55% and 63%, respectively, from the high of $107.62 per barrel of oil and $7.92 per MMBtu for natural gas during 2014. Likewise, NGLs have suffered significant recent declines in realized prices. NGLs are made up of ethane, propane, isobutene, normal butane and natural gasoline, all of which have different uses and different pricing characteristics. Lower commodity prices in the future could result in impairments of CRP's properties, which could have a material adverse effect on CRP's results of operations for the periods in which such charges are taken.

Unless CRP replaces its reserves with new reserves and develop those reserves, CRP's reserves and production will decline, which would adversely affect CRP's future cash flows and results of operations.

        Producing oil and natural gas reservoirs generally are characterized by declining production rates that vary depending upon reservoir characteristics and other factors. Unless CRP conducts successful ongoing exploration and development activities or continually acquires properties containing proved reserves, CRP's proved reserves will decline as those reserves are produced. CRP's future reserves and production, and therefore CRP's future cash flow and results of operations, are highly dependent on CRP's success in efficiently developing CRP's current reserves and economically finding or acquiring additional recoverable reserves. CRP may not be able to develop, find or acquire sufficient additional reserves to replace CRP's current and future production. If CRP is unable to replace CRP's current and future production, the value of CRP's reserves will decrease, and CRP's business, financial condition and results of operations would be materially and adversely affected.

Conservation measures and technological advances could reduce demand for oil and natural gas.

        Fuel conservation measures, alternative fuel requirements, increasing consumer demand for alternatives to oil and natural gas, technological advances in fuel economy and energy generation devices could reduce demand for oil and natural gas. The impact of the changing demand for oil and natural gas may have a material adverse effect on CRP's business, financial condition, results of operations and cash flows.

CRP depends upon a significant purchaser for the sale of most of CRP's oil, natural gas and NGL production.

        CRP normally sells its production to a relatively small number of customers, as is customary in CRP's business. For the years ended December 31, 2015 and 2014, Plains Marketing, L.P. accounted for 64% and 78%, respectively, of CRP's total revenue. During such years, no other purchaser accounted for 10% or more of CRP's revenue. The loss of Plains Marketing, L.P. as a purchaser could materially and adversely affect CRP's revenues in the short-term.

CRP's operations may be exposed to significant delays, costs and liabilities as a result of environmental and occupational health and safety requirements applicable to CRP's business activities.

        CRP's operations are subject to stringent and complex federal, state and local laws and regulations governing the discharge of materials into the environment, health and safety aspects of CRP's operations or otherwise relating to environmental protection. These laws and regulations may impose numerous obligations applicable to CRP's operations, including the acquisition of a permit or other approval before conducting regulated activities; the restriction of types, quantities and concentration of materials that can be released into the environment; the limitation or prohibition of drilling activities on certain lands lying within wilderness, wetlands and other protected areas; the application of specific health and safety criteria addressing worker protection; and the imposition of substantial liabilities for pollution resulting from CRP's operations. Numerous governmental authorities, such as the U.S. Environmental Protection Agency ("EPA") and analogous state agencies, have the power to enforce compliance with these laws and regulations and the permits issued under them. Such enforcement actions often involve taking difficult and costly compliance measures or corrective actions. Failure to comply with these laws and regulations may result in the assessment of sanctions, including administrative, civil or criminal penalties, natural resource damages, the imposition of investigatory or remedial obligations, and the issuance of orders limiting or prohibiting some or all of CRP's operations. In addition, CRP may experience delays in obtaining, or be unable to obtain, required permits, which may delay or interrupt CRP's operations and limit CRP's growth and revenue.

        Certain environmental laws impose strict as well as joint and several liability for costs required to remediate and restore sites where hazardous substances, hydrocarbons or solid wastes have been stored or released. CRP may be required to remediate contaminated properties currently or formerly operated by CRP or facilities of third parties that received waste generated by CRP's operations regardless of whether such contamination resulted from the conduct of others or from consequences of CRP's own actions that were in compliance with all applicable laws at the time those actions were taken. In connection with certain acquisitions, CRP could acquire, or be required to provide indemnification against, environmental liabilities that could expose CRP to material losses. In addition, claims for damages to persons or property, including natural resources, may result from the environmental, health and safety impacts of CRP's operations. CRP's insurance may not cover all environmental risks and costs or may not provide sufficient coverage if an environmental claim is made against CRP. Moreover, public interest in the protection of the environment has increased dramatically in recent years. The trend of more expansive and stringent environmental legislation and regulations applied to the crude oil and natural gas industry could continue, resulting in increased costs of doing business and consequently affecting profitability. To the extent laws are enacted or other governmental action is taken that restricts drilling or imposes more stringent and costly operating, waste handling, disposal and cleanup requirements, CRP's business, prospects, financial condition or results of operations could be materially adversely affected.

CRP may incur substantial losses and be subject to substantial liability claims as a result of CRP's operations. Additionally, CRP may not be insured for, or CRP's insurance may be inadequate to protect it against, these risks.

        CRP is not insured against all risks. Losses and liabilities arising from uninsured and underinsured events could materially and adversely affect CRP's business, financial condition or results of operations.

        CRP's development activities are subject to all of the operating risks associated with drilling for and producing oil and natural gas, including the possibility of:

  •
  environmental hazards, such as uncontrollable releases of oil, natural gas, brine, well fluids, toxic gas or other pollution into the environment, including groundwater, air and shoreline contamination;

  •
  abnormally pressured formations;

  •
  mechanical difficulties, such as stuck oilfield drilling and service tools and casing collapse;

  •
  fire, explosions and ruptures of pipelines;

  •
  personal injuries and death;

  •
  natural disasters; and

  •
  terrorist attacks targeting oil and natural gas related facilities and infrastructure.

        Any of these risks could adversely affect CRP's ability to conduct operations or result in substantial loss to us as a result of claims for:

  •
  injury or loss of life;

  •
  damage to and destruction of property, natural resources and equipment;

  •
  pollution and other environmental damage;

  •
  regulatory investigations and penalties; and

  •
  repair and remediation costs.

        CRP may elect not to obtain insurance for any or all of these risks if CRP believes that the cost of available insurance is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. The occurrence of an event that is not fully covered by insurance could have a material adverse effect on CRP's business, financial condition and results of operations.

Properties that CRP decides to drill may not yield oil or natural gas in commercially viable quantities.

        Properties that CRP decides to drill that do not yield oil or natural gas in commercially viable quantities will adversely affect CRP's results of operations and financial condition. There is no way to predict in advance of drilling and testing whether any particular prospect will yield oil or natural gas in sufficient quantities to recover drilling or completion costs or to be economically viable. The use of micro-seismic data and other technologies and the study of producing fields in the same area will not enable CRP to know conclusively prior to drilling whether oil or natural gas will be present or, if present, whether oil or natural gas will be present in commercial quantities. CRP cannot assure you that the analogies CRP draws from available data from other wells, more fully explored prospects or producing fields will be applicable to CRP's drilling prospects. Further, CRP's drilling operations may be curtailed, delayed or cancelled as a result of numerous factors, including:

  •
  unexpected drilling conditions;

  •
  title problems;

  •
  pressure or lost circulation in formations;

  •
  equipment failure or accidents;

  •
  adverse weather conditions;

  •
  compliance with environmental and other governmental or contractual requirements; and

  •
  increase in the cost of, shortages or delays in the availability of, electricity, supplies, materials, drilling or workover rigs, equipment and services.

CRP may be unable to make attractive acquisitions or successfully integrate acquired businesses, and any inability to do so may disrupt CRP's business and hinder CRP's ability to grow.

        In the future CRP may make acquisitions of assets or businesses that complement or expand CRP's current business. However, there is no guarantee CRP will be able to identify attractive acquisition opportunities. In the event CRP is able to identify attractive acquisition opportunities, CRP may not be able to complete the acquisition or do so on commercially acceptable terms. Competition for acquisitions may also increase the cost of, or cause CRP to refrain from, completing acquisitions.

        The success of any completed acquisition will depend on CRP's ability to integrate effectively the acquired business into CRP's existing operations. The process of integrating acquired businesses may involve unforeseen difficulties and may require a disproportionate amount of CRP's managerial and financial resources. In addition, possible future acquisitions may be larger and for purchase prices significantly higher than those paid for earlier acquisitions. No assurance can be given that CRP will be able to identify additional suitable acquisition opportunities, negotiate acceptable terms, obtain financing for acquisitions on acceptable terms or successfully acquire identified targets. CRP's failure to achieve consolidation savings, to integrate the acquired businesses and assets into CRP's existing operations successfully or to minimize any unforeseen operational difficulties could have a material adverse effect on CRP's financial condition and results of operations.

        In addition, CRP's credit agreement imposes certain limitations on CRP's ability to enter into mergers or combination transactions. CRP's credit agreement also limits its ability to incur certain indebtedness, which could indirectly limit CRP's ability to engage in acquisitions of businesses.

Certain of CRP's properties are subject to land use restrictions, which could limit the manner in which CRP conduct its business.

        Certain of CRP's properties are subject to land use restrictions, including city ordinances, which could limit the manner in which CRP conducts its business. Although none of CRP's drilling locations associated with proved undeveloped reserves as of December 31, 2015 or June 30, 2016 are on properties currently subject to such land use restrictions, such restrictions could affect, among other things, CRP's access to and the permissible uses of CRP's facilities as well as the manner in which CRP produces oil and natural gas and may restrict or prohibit drilling in general. The costs CRP incurs to comply with such restrictions may be significant in nature, and CRP may experience delays or curtailment in the pursuit of development activities and perhaps even be precluded from the drilling of wells.

The unavailability or high cost of additional drilling rigs, equipment, supplies, personnel and oilfield services could adversely affect CRP's ability to execute its development plans within its budget and on a timely basis.

        The demand for drilling rigs, pipe and other equipment and supplies, as well as for qualified and experienced field personnel to drill wells and conduct field operations, geologists, geophysicists, engineers and other professionals in the oil and natural gas industry, can fluctuate significantly, often in correlation with oil and natural gas prices, causing periodic shortages. CRP's operations are concentrated in areas in which industry had increased rapidly, and as a result, demand for such drilling rigs, equipment and personnel, as well as access to transportation, processing and refining facilities in these areas, had increased, as did the costs for those items. However, beginning in the second half of 2014, commodity prices began to decline and the demand for goods and services has subsided due to reduced activity. To the extent that commodity prices improve in the future, any delay or inability to secure the personnel, equipment, power, services, resources and facilities access necessary for CRP to resume or increase its development activities could result in production volumes being below CRP's forecasted volumes. In addition, any such negative effect on production volumes, or significant increases in costs, could have a material adverse effect on CRP's cash flow and profitability. Furthermore, if CRP is unable to secure a sufficient number of drilling rigs at reasonable costs, CRP may not be able to drill all of CRP's acreage before its leases expire.

CRP could experience periods of higher costs if commodity prices rise. These increases could reduce CRP's profitability, cash flow and ability to complete development activities as planned.

        Historically, CRP's capital and operating costs have risen during periods of increasing oil, natural gas and NGL prices. These cost increases result from a variety of factors beyond CRP's control, such as increases in the cost of electricity, steel and other raw materials that CRP and its vendors rely upon; increased demand for labor, services and materials as drilling activity increases; and increased taxes. Decreased levels of drilling activity in the oil and gas industry in recent periods have led to declining costs of some drilling equipment, materials and supplies. However, such costs may rise faster than increases in CRP's revenue if commodity prices rise, thereby negatively impacting CRP's profitability, cash flow and ability to complete development activities as scheduled and on budget. This impact may be magnified to the extent that CRP's ability to participate in the commodity price increases is limited by CRP's derivative activities.

Should CRP fail to comply with all applicable FERC administered statutes, rules, regulations and orders, CRP could be subject to substantial penalties and fines.

        Under the Domenici-Barton Energy Policy Act of 2005 ("EP Act of 2005"), the Federal Energy Regulatory Commission ("FERC") has civil penalty authority under the Natural Gas Act of 1938 (the "NGA") and the Natural Gas Policy Act ("NGPA") to impose penalties for current violations of up to $1 million per day for each violation and disgorgement of profits associated with any violation. While CRP's operations have not been regulated by FERC as a natural gas company under the NGA, FERC has adopted regulations that may subject certain of CRP's otherwise non-FERC jurisdictional operations to FERC annual reporting and posting requirements. CRP also must comply with the anti-market manipulation rules enforced by FERC. Additional rules and legislation pertaining to those and other matters may be considered or adopted by FERC from time to time. Failure to comply with those regulations in the future could subject us to civil penalty liability.

Climate change laws and regulations restricting emissions of GHGs could result in increased operating costs and reduced demand for the oil and natural gas that CRP produces, while potential physical effects of climate change could disrupt CRP's production and cause CRP to incur significant costs in preparing for or responding to those effects.

        In response to findings that emissions of carbon dioxide, methane and other GHGs present an endangerment to public health and the environment, the EPA has adopted regulations pursuant to the federal Clean Air Act that, among other things, require preconstruction and operating permits for certain large stationary sources. Facilities required to obtain preconstruction permits for their GHG emissions are also required to meet "best available control technology" standards that are being established by the states or, in some cases, by the EPA on a case-by-case basis. These regulatory requirements could adversely affect CRP's operations and restrict or delay CRP's ability to obtain air permits for new or modified sources. In addition, the EPA has adopted rules requiring the monitoring and reporting of GHG emissions from specified onshore and offshore oil and natural gas production sources in the United States on an annual basis, which include certain of CRP's operations. Furthermore, in May 2016, the EPA finalized rules that establish new controls for emissions of methane from new, modified or reconstructed sources in the oil and natural gas source category, including production, processing, transmission and storage activities. The rule includes first-time standards to address emissions of methane from equipment and processes across the source category, including hydraulically fractured oil and natural gas well completions. The EPA has also announced that it intends to impose methane emission standards for existing sources as well but, to date, has not yet issued a proposal. Compliance with these rules will require enhanced record-keeping practices, the purchase of new equipment, such as optical gas imaging instruments to detect leaks, and increased frequency of maintenance and repair activities to address emissions leakage. The rules will also likely require additional personnel time to support these activities or the engagement of third party contractors to assist with and verify compliance. These new and proposed rules could result in increased compliance costs on CRP's operations.

        While Congress has from time to time considered legislation to reduce emissions of GHGs, there has not been significant activity in the form of adopted legislation to reduce GHG emissions at the federal level in recent years. In the absence of such federal climate legislation, a number of state and regional efforts have emerged that are aimed at tracking and/or reducing GHG emissions by means of cap and trade programs. These programs typically require major sources of GHG emissions to acquire and surrender emission allowances in return for emitting those GHGs. In addition, efforts have been made and continue to be made in the international community toward the adoption of international treaties or protocols that would address global climate change issues. Most recently in April 2016, the United States was one of 175 countries to ratify the Paris Agreement, which requires member countries to review and "represent a progression" in their intended nationally determined contributions, which set GHG emission reduction goals, every five years beginning in 2020. Although it is not possible at this time to predict how legislation or new regulations that may be adopted to address GHG emissions would impact CRP's business, any such future laws and regulations imposing reporting obligations on, or limiting emissions of GHGs from, CRP's equipment and operations could require CRP to incur costs to reduce emissions of GHGs associated with CRP's operations. Substantial limitations on GHG emissions could adversely affect demand for the oil and natural gas CRP produces. Finally, it should be noted that some scientists have concluded that increasing concentrations of GHGs in the Earth's atmosphere may produce climate changes that have significant physical effects, such as increased frequency and severity of storms, floods and other climatic events; if any such effects were to occur, they could have a material adverse effect on CRP's operations.

Federal, state and local legislative and regulatory initiatives relating to hydraulic fracturing as well as governmental reviews of such activities could result in increased costs and additional operating restrictions or delays in the completion of oil and natural gas wells and adversely affect CRP's production.

        Hydraulic fracturing is an important and common practice that is used to stimulate production of oil and/or natural gas from dense subsurface rock formations. The hydraulic fracturing process involves the injection of water, proppants and chemicals under pressure into targeted subsurface formations to fracture the surrounding rock and stimulate production. CRP regularly uses hydraulic fracturing as part of its operations. Hydraulic fracturing is typically regulated by state oil and natural gas commissions, but the EPA has asserted federal regulatory authority pursuant to the federal Safe Drinking Water Act ("SDWA") over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance in February 2014 addressing the performance of such activities using diesel fuels. The EPA has also issued final regulations under the federal Clean Air Act establishing performance standards, including standards for the capture of air emissions released during hydraulic fracturing, and advanced notice of proposed rulemaking under the Toxic Substances Control Act to require companies to disclose information regarding the chemicals used in hydraulic fracturing, and also finalized rules in 2016 that prohibit the discharge of wastewater from hydraulic fracturing operations to publicly owned wastewater treatment plants. In addition, the Bureau of Land Management finalized rules in March 2015 that impose new or more stringent standards for performing hydraulic fracturing on federal and American Indian lands. The U.S. District Court of Wyoming has temporarily stayed implementation of this rule. A final decision has not yet been issued. In addition, Congress has from time to time considered legislation to provide for federal regulation of hydraulic fracturing under the SDWA and to require disclosure of the chemicals used in the hydraulic fracturing process. It is unclear how any additional federal regulation of hydraulic fracturing activities may affect CRP's operations.

        Certain governmental reviews are either underway or being proposed that focus on environmental aspects of hydraulic fracturing practices. The White House Council on Environmental Quality is coordinating an administration-wide review of hydraulic fracturing practices. Additionally, in June 2015, the EPA released its draft report on the potential impacts of hydraulic fracturing on drinking water resources. The EPA report concluded that hydraulic fracturing activities have not led to widespread, systemic impacts on drinking water resources in the United States, although there are above and below ground mechanisms by which hydraulic fracturing activities have the potential to impact drinking water resources. The draft report is expected to be finalized after a public comment period and a formal review by the EPA's Science Advisory Board. Other governmental agencies, including the United States Department of Energy and the United States Department of the Interior, are evaluating various other aspects of hydraulic fracturing. These ongoing or proposed studies could spur initiatives to further regulate hydraulic fracturing under the federal SDWA or other regulatory mechanisms.

        At the state level, several states have adopted or are considering legal requirements that could impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing activities. For example, in May 2013, the Railroad Commission of Texas issued a "well integrity rule," which updates the requirements for drilling, putting pipe down and cementing wells. The rule also includes new testing and reporting requirements, such as (i) the requirement to submit cementing reports after well completion or after cessation of drilling, whichever is later, and (ii) the imposition of additional testing on wells less than 1,000 feet below usable groundwater. The well integrity rule took effect in January 2014. Local governments also may seek to adopt ordinances within their jurisdictions regulating the time, place and manner of drilling activities in general or hydraulic fracturing activities in particular. CRP believes that it follows applicable standard industry practices and legal requirements for groundwater protection in CRP's hydraulic fracturing activities. Nonetheless, if new or more stringent federal, state or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where CRP operates, CRP could incur potentially significant added costs to comply with such requirements, experience delays or curtailment in the pursuit of development activities, and perhaps even be precluded from drilling wells.

Legislation or regulatory initiatives intended to address seismic activity could restrict CRP's drilling and production activities, as well as CRP's ability to dispose of saltwater gathered from such activities, which could have a material adverse effect on CRP's business.

        State and federal regulatory agencies recently have focused on a possible connection between the hydraulic fracturing related activities and the increased occurrence of seismic activity, and regulatory agencies at all levels are continuing to study the possible linkage between oil and gas activity and induced seismicity. For example, in 2015, the United States Geological Study identified eight states, including Texas, with areas of increased rates of induced seismicity that could be attributed to fluid injection or oil and gas extraction. In addition, a number of lawsuits have been filed in other states, most recently in Oklahoma, alleging that disposal well operations have caused damage to neighboring properties or otherwise violated state and federal rules regulating waste disposal. In response to these concerns, regulators in some states are seeking to impose additional requirements, including requirements in the permitting of saltwater disposal wells or otherwise to assess any relationship between seismicity and the use of such wells. For example, in October 2014, the Railroad Commission of Texas published a new rule governing permitting or re-permitting of disposal wells that would require, among other things, the submission of information on seismic events occurring within a specified radius of the disposal well location, as well as logs, geologic cross sections and structure maps relating to the disposal area in question. If the permittee or an applicant of a disposal well permit fails to demonstrate that the saltwater or other fluids are confined to the disposal zone or if scientific data indicates such a disposal well is likely to be or determined to be contributing to seismic activity, then the agency may deny, modify, suspend or terminate the permit application or existing operating permit for that well.

        CRP disposes of large volumes of saltwater gathered from CRP's drilling and production operations pursuant to permits issued to CRP by governmental authorities overseeing such disposal activities. While these permits are issued pursuant to existing laws and regulations, these legal requirements are subject to change, which could result in the imposition of more stringent operating constraints or new monitoring and reporting requirements, owing to, among other things, concerns of the public or governmental authorities regarding such gathering or disposal activities. The adoption and implementation of any new laws or regulations that restrict CRP's ability to use hydraulic fracturing or dispose of saltwater gathered from CRP's drilling and production activities by limiting volumes, disposal rates, disposal well locations or otherwise, or requiring CRP to shut down disposal wells, could have a material adverse effect on CRP's business, financial condition and results of operations.

Competition in the oil and natural gas industry is intense, making it more difficult for CRP to acquire properties, market oil or natural gas and secure trained personnel.

        CRP's ability to acquire additional prospects and to find and develop reserves in the future will depend on CRP's ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment for acquiring properties, marketing oil and natural gas and securing trained personnel. Also, there is substantial competition for capital available for investment in the oil and natural gas industry. Many of CRP's competitors possess and employ financial, technical and personnel resources substantially greater than CRP's. Those companies may be able to pay more for productive properties and exploratory prospects and to evaluate, bid for and purchase a greater number of properties and prospects than CRP's financial or personnel resources permit. In addition, other companies may be able to offer better compensation packages to attract and retain qualified personnel than CRP is able to offer. The cost to attract and retain qualified personnel has increased over the past three years due to competition and may increase substantially in the future. CRP may not be able to compete successfully in the future in acquiring prospective reserves, developing reserves, marketing hydrocarbons, attracting and retaining quality personnel and raising additional capital, which could have a material adverse effect on CRP's business.

The loss of senior management or technical personnel could adversely affect CRP's operations.

        CRP depends on the services of its senior management and technical personnel. CRP does not maintain, nor does it plan to obtain, any insurance against the loss of any of these individuals. The loss of the services of CRP's senior management or technical personnel could have a material adverse effect on CRP's business, financial condition and results of operations. Certain members of CRP's senior management, including Ward Polzin, CRP's current Chief Executive Officer, are not expected to continue as employees of CRP following the business combination. See "Risk Factors—Risks Related to the Business, Operations and Industry of CRP—Our ability to successfully effect the business combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of CRP. The loss of such key personnel could negatively impact the operations and profitability of Silver Run following the business combination" for a discussion of risks related to the fact that certain members of CRP's senior management are not expected to continue as employees of CRP following the business combination.

CRP's business is difficult to evaluate because CRP has a limited operating history, and CRP is susceptible to the potential difficulties associated with rapid growth and expansion.

        CRP was formed in 2012 and, as a result, there is only limited historical financial and operating information available upon which to base your evaluation of CRP's performance.

        In addition, CRP has grown rapidly over the last several years. CRP's management believes that CRP's future success depends on CRP's ability to manage the rapid growth that CRP has experienced and the demands from increased responsibility on management personnel. The following factors could present difficulties:

  •
  increased responsibilities for CRP's executive level personnel;

  •
  increased administrative burden;

  •
  increased capital requirements; and

  •
  increased organizational challenges common to large, expansive operations.

        CRP's operating results could be adversely affected if CRP does not successfully manage these potential difficulties. The historical financial information incorporated herein is not necessarily indicative of the results that may be realized in the future. In addition, CRP's operating history is limited and the results from CRP's current producing wells are not necessarily indicative of success from CRP's future drilling operations.

Increases in interest rates could adversely affect CRP's business.

        CRP's business and operating results can be harmed by factors such as the availability, terms of and cost of capital, increases in interest rates or a reduction in credit rating. These changes could cause CRP's cost of doing business to increase, limit CRP's ability to pursue acquisition opportunities, reduce cash flow used for drilling and place it at a competitive disadvantage. For example, as of June 30, 2016, outstanding borrowings subject to variable interest rates were approximately $189 million, and a 1.0% increase in interest rates would result in an increase in annual interest expense of approximately $1.9 million, assuming the $189 million of debt was outstanding for the full year. Recent and continuing disruptions and volatility in the global financial markets may lead to a contraction in credit availability impacting CRP's ability to finance operations. CRP requires continued access to capital. A significant reduction in cash flows from operations or the availability of credit could materially and adversely affect CRP's ability to achieve its planned growth and operating results.

CRP may be subject to risks in connection with acquisitions of properties.

        The successful acquisition of producing properties requires an assessment of several factors, including:

  •
  recoverable reserves;

  •
  future oil and natural gas prices and their applicable differentials;

  •
  operating costs; and

  •
  potential environmental and other liabilities.

        The accuracy of these assessments is inherently uncertain. In connection with these assessments, CRP performs a review of the subject properties that CRP believes to be generally consistent with industry practices. CRP's review will not reveal all existing or potential problems nor will it permit CRP to become sufficiently familiar with the properties to fully assess their deficiencies and capabilities. Inspections may not always be performed on every well, and environmental problems, such as groundwater contamination, are not necessarily observable even when an inspection is undertaken. Even when problems are identified, the seller may be unwilling or unable to provide effective contractual protection against all or part of the problems. CRP often is not entitled to contractual indemnification for environmental liabilities and acquires properties on an "as is" basis.

As a result of future legislation, certain U.S. federal income tax deductions currently available with respect to oil and gas exploration and development may be eliminated and CRP's production may be subject to the imposition of new U.S. federal taxes.

        The U.S. President's Fiscal Year 2017 Budget Proposal and legislation introduced in a prior session of Congress includes proposals that, if enacted into law, would eliminate certain key U.S. federal income tax provisions currently available to oil and gas exploration and production companies or potentially make CRP's operations subject to the imposition of new U.S. federal taxes. These changes include, but are not limited to, (i) the repeal of the percentage depletion allowance for oil and gas properties, (ii) the elimination of current deductions for intangible drilling and development costs, (iii) the elimination of the deduction for certain domestic production activities, (iv) an extension of the amortization period for certain geological and geophysical expenditures and (v) imposition of a $10.25 per barrel fee on oil, to be paid by oil companies (but the budget does not describe where and how such a fee would be collected). It is unclear whether these or similar changes will be enacted and, if enacted, how soon any such changes could become effective. The passage of any legislation as a result of these proposals or any similar changes in U.S. federal income tax laws could eliminate or postpone certain tax deductions that are currently available with respect to oil and gas exploration and development, and any such change, as well as any changes to or the imposition of new U.S. federal, state or local taxes (including the imposition of, or increase in production, severance or similar taxes), could increase the cost of exploration and development of oil and gas resources, which would negatively affect CRP's financial condition and results of operations.

CRP's use of seismic data is subject to interpretation and may not accurately identify the presence of oil and natural gas, which could adversely affect the results of CRP's drilling operations.

        Even when properly used and interpreted, seismic data and visualization techniques are only tools used to assist geoscientists in identifying subsurface structures and hydrocarbon indicators and do not enable the interpreter to know whether hydrocarbons are, in fact, present in those structures. As a result, CRP's drilling activities may not be successful or economical. In addition, the use of advanced technologies, such as 3-D seismic data, requires greater pre-drilling expenditures than traditional drilling strategies, and CRP could incur losses as a result of such expenditures.

Restrictions on drilling activities intended to protect certain species of wildlife may adversely affect CRP's ability to conduct drilling activities in areas where CRP operates.

        Oil and natural gas operations in CRP's operating areas may be adversely affected by seasonal or permanent restrictions on drilling activities designed to protect various wildlife. Seasonal restrictions may limit CRP's ability to operate in protected areas and can intensify competition for drilling rigs, oilfield equipment, services, supplies and qualified personnel, which may lead to periodic shortages when drilling is allowed. These constraints and the resulting shortages or high costs could delay CRP's operations or materially increase CRP's operating and capital costs. Permanent restrictions imposed to protect endangered species could prohibit drilling in certain areas or require the implementation of expensive mitigation measures. The designation of previously unprotected species in areas where CRP operates as threatened or endangered could cause CRP to incur increased costs arising from species protection measures or could result in limitations on CRP's activities that could have a material and adverse impact on its ability to develop and produce its reserves.

The enactment of derivatives legislation could have an adverse effect on CRP's ability to use derivative instruments to reduce the effect of commodity price, interest rate and other risks associated with CRP's business.

        The Dodd-Frank Act, enacted on July 21, 2010, established federal oversight and regulation of the over-the-counter derivatives market and entities, such as CRP, that participate in that market. The Dodd-Frank Act requires the Commodity Futures Trading Commission ("CFTC") and the SEC to promulgate rules and regulations implementing the Dodd-Frank Act. In October 2011, the CFTC issued regulations to set position limits for certain futures and option contracts in the major energy markets and for swaps that are their economic equivalents. The initial position limits rule was vacated by the United States District Court for the District of Columbia in September 2012. However, in November 2013, the CFTC proposed new rules that would place limits on positions in certain core futures and equivalent swaps contracts for or linked to certain physical commodities, subject to exceptions for certain bona fide hedging transactions. As these new position limit rules are not yet final, the impact of those provisions on CRP is uncertain at this time.

        The CFTC has designated certain interest rate swaps and credit default swaps for mandatory clearing. The CFTC has not yet proposed rules designating any other classes of swaps, including physical commodity swaps, for mandatory clearing. In addition, certain banking regulators and the CFTC have recently adopted final rules establishing minimum margin requirements for uncleared swaps. Although CRP expects to qualify for the end-user exception from such margin requirements for swaps entered into to hedge CRP's commercial risks, the application of such requirements to other market participants, such as swap dealers, may change the cost and availability of the swaps that CRP uses for hedging. If any of CRP's swaps do not qualify for the commercial end-user exception, posting of collateral could impact liquidity and reduce cash available to CRP for capital expenditures, therefore reducing CRP's ability to execute hedges to reduce risk and protect cash flow.

        The full impact of the Dodd-Frank Act and related regulatory requirements upon CRP's business will not be known until the regulations are implemented and the market for derivatives contracts has adjusted. The Dodd-Frank Act and any new regulations could significantly increase the cost of derivative contracts, materially alter the terms of derivative contracts, reduce the availability of derivatives to protect against risks CRP encounters, and reduce CRP's ability to monetize or restructure CRP's existing derivative contracts. If CRP reduces its use of derivatives as a result of the Dodd-Frank Act and regulations, its results of operations may become more volatile and its cash flows may be less predictable, which could adversely affect CRP's ability to plan for and fund capital expenditures. Finally, the Dodd-Frank Act was intended, in part, to reduce the volatility of oil and natural gas prices, which some legislators attributed to speculative trading in derivatives and commodity instruments related to oil and natural gas. CRP's revenues could therefore be adversely affected if a consequence of the Dodd-Frank Act and implementing regulations is to lower commodity prices. Any of these consequences could have a material and adverse effect on CRP and its financial condition.

        In addition, the European Union and other non-U.S. jurisdictions are implementing regulations with respect to the derivatives market. To the extent CRP transacts with counterparties in foreign jurisdictions, CRP may become subject to such regulations, the impact of which is not clear at this time.

The standardized measure of CRP's estimated reserves is not an accurate estimate of the current fair value of CRP's estimated oil and natural gas reserves.

        Standardized measure is a reporting convention that provides a common basis for comparing oil and natural gas companies subject to the rules and regulations of the SEC. Standardized measure requires the use of specific pricing as required by the SEC as well as operating and development costs prevailing as of the date of computation. Consequently, it may not reflect the prices ordinarily received or that will be received for oil and natural gas production because of varying market conditions, nor may it reflect the actual costs that will be required to produce or develop the oil and natural gas properties. As a result, estimates included herein of future net cash flow may be materially different from the future net cash flows that are ultimately received, and the standardized measure of CRP's estimated reserves included in this proxy statement should not be construed as accurate estimates of the current fair value of CRP's proved reserves.

CRP may not be able to keep pace with technological developments in CRP's industry.

        The oil and natural gas industry is characterized by rapid and significant technological advancements and introductions of new products and services using new technologies. As others use or develop new technologies, CRP may be placed at a competitive disadvantage or may be forced by competitive pressures to implement those new technologies at substantial costs. In addition, other oil and natural gas companies may have greater financial, technical and personnel resources that allow them to enjoy technological advantages and that may in the future allow them to implement new technologies before CRP can. CRP may not be able to respond to these competitive pressures or implement new technologies on a timely basis or at an acceptable cost. If one or more of the technologies CRP uses now or in the future were to become obsolete, CRP's business, financial condition or results of operations could be materially and adversely affected.

Risks Related to Silver Run and the Business Combination

After completion of the Transactions, Riverstone will own the majority of the outstanding voting shares of Silver Run.

        Upon completion of the Transactions (and assuming no redemptions by our public stockholders of public shares), Riverstone affiliates, including our Sponsor, will beneficially own approximately 50.8% of our voting common stock. As long as Riverstone affiliates, including our Sponsor, own or control a significant percentage of outstanding voting power, they will have the ability to strongly influence all corporate actions requiring stockholder approval, including the election and removal of directors and the size of our board of directors, any amendment of our Charter or bylaws, or the approval of any merger or other significant corporate transaction, including a sale of substantially all of our assets, and will be able to cause or prevent a change in the composition of our board of directors or a change in control of our company that could deprive stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company.

        The interests of Riverstone affiliates, including our Sponsor, may not align with the interests of our other stockholders. Our Sponsor is in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Riverstone affiliates, including our Sponsor, may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us. In addition, our Charter provides that we renounce any interest or expectancy in the business opportunities of our officers and directors and their respective affiliates and each such party shall not have any obligation to offer us those opportunities unless presented to one of our directors or officers in his or her capacity as a director or officer.

We expect to be a "controlled company" within the meaning of the NASDAQ Listing Rules following the Transactions and, as a result, will qualify for, and intend to rely on, exemptions from certain corporate governance requirements.

        Upon completion of the Transactions, Riverstone affiliates, including our Sponsor, will control a majority of the combined voting power of all classes of our outstanding voting stock. As a result, we expect to be a controlled company within the meaning of the NASDAQ corporate governance standards. Under the NASDAQ rules, a company of which more than 50% of the voting power is held by another person or group of persons acting together is a controlled company and may elect not to comply with certain NASDAQ corporate governance requirements, including the requirements that:

  •
  a majority of the board of directors consist of independent directors;

  •
  the nominating and governance committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

  •
  the compensation committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities.

        These requirements will not apply to us as long as we remain a controlled company. Following the business combination, we intend to utilize some or all of these exemptions. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NASDAQ. See "Officers and Directors of Silver Run—Status as a Controlled Company."

Following the consummation of the business combination, our only significant asset will be ownership of an approximate 89% membership interest in CRP and such ownership may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Class A Common Stock or satisfy our other financial obligations.

        Following the consummation of the business combination, we will have no direct operations and no significant assets other than the ownership of an approximate 89% membership interest in CRP. We will depend on CRP for distributions, loans and other payments to generate the funds necessary to meet our financial obligations or to pay any dividends with respect to our Common Stock. Subject to certain restrictions, CRP generally will be required to (i) make pro rata distributions to its members, including us, in an amount at least sufficient to allow us to pay our taxes and (ii) reimburse us for certain corporate and other overhead expenses. However, legal and contractual restrictions in agreements governing future indebtedness of CRP, as well as the financial condition and operating requirements of CRP may limit our ability to obtain cash from CRP. The earnings from, or other available assets of, CRP may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Class A Common Stock or satisfy our other financial obligations.

Subsequent to the consummation of the business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

        Although we have conducted due diligence on CRP, we cannot assure you that this diligence revealed all material issues that may be present in CRP's business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and CRP's control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about Silver Run following the completion of the business combination or our securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

We and CRP will be subject to business uncertainties and contractual restrictions while the business combination is pending.

        Uncertainty about the effect of the business combination on employees and third parties may have an adverse effect on us and CRP. These uncertainties may impair CRP's ability to retain and motivate key personnel and could cause third parties that deal with CRP to defer entering into contracts or making other decisions or seek to change existing business relationships. If employees (other than members of CRP's senior management who are not expected to continue as employees of CRP following the business combination) depart because of uncertainty about their future roles and the potential complexities of the business combination, our or CRP's business could be harmed.

Our ability to successfully effect the business combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of CRP. The loss of such key personnel and our inability to hire and retain replacements could negatively impact the operations and profitability of Silver Run following the business combination.

        Our ability to successfully effect the business combination and successfully operate the business is dependent upon the efforts of certain key personnel, including the senior management of CRP. Although the Management Company has entered into the Consulting Agreements with each member of CRP's senior management, such consulting agreements expire on November 6, 2016, unless otherwise extended by the parties thereto. As such, we will lose the services of CRP's senior management, including its chief executive officer and chief financial officer, and, if we are not able to hire and retain management-level employees, our operations and profitability following the business combination could be negatively impacted. Furthermore, while we have scrutinized individuals who will stay with CRP following the business combination, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.

Our Sponsor, officers and directors have agreed to vote in favor of the business combination, regardless of how our public stockholders vote.

        Unlike many other blank check companies in which the founders agree to vote their founder shares in accordance with the majority of the votes cast by our public stockholders in connection with an Initial Business Combination, our Sponsor, officers and directors have agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of the business combination. As of the date hereof, our Sponsor, officers and directors own shares equal to approximately 20% of our issued and outstanding shares of Class A Common Stock and Class B Common Stock in the aggregate. Accordingly, it is more likely that the necessary stockholder approval will be received for the business combination than would be the case if our Sponsor, officers and directors agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.

Our Sponsor, certain members of our board of directors and our officers have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other Proposals described in this proxy statement.

        When considering our board of directors' recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that the directors and officers of CRP have interests in the business combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

  •
  the fact that Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock following the consummation of the Transactions;

  •
  the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

  •
  the fact that our Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve the business combination;

  •
  the fact that our Sponsor paid an aggregate of $25,000 for its founder shares and such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $            , based on the closing price of our Class A Common Stock on                        , 2016;

  •
  if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share originally sold as part of the units issued in the IPO (each, a "public share"), or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

  •
  the continuation of some or all of our existing directors, Mark G. Papa, William D. Gutermuth, Jeffrey H. Tepper and Diana J. Walters, as directors of Silver Run;

  •
  the fact that each of our independent directors owns 40,000 founder shares that were purchased from our Sponsor at its original purchase price, which if unrestricted and freely tradeable would be valued at approximately $            , based on the closing price of our Class A Common Stock on                        , 2016;

  •
  the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by February 28, 2018;

  •
  the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

  •
  that we will enter into an amended and restated registration rights agreement with the Riverstone private investors, our Sponsor, certain of our directors and the Centennial Contributors, which provides for registration rights to such parties.

Our initial stockholders, including our Sponsor and our independent directors, hold a significant number of shares of our Common Stock. They will lose their entire investment in us if we do not complete an Initial Business Combination.

        Our Sponsor and our independent directors hold all of our 12,500,000 founder shares, representing 20% of the total outstanding shares upon completion of our IPO. The founder shares will be worthless if we do not complete an Initial Business Combination by February 28, 2018. In addition, our Sponsor holds an aggregate of 8,000,000 private placement warrants that will also be worthless if we do not complete an Initial Business Combination by February 28, 2018.

        The founder shares are identical to the shares of Class A Common Stock included in the units, except that (i) the founder shares and the shares of Class A Common Stock into which the founder shares convert upon an Initial Business Combination are subject to certain transfer restrictions, (ii) our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to their founder shares and public shares owned in connection with the completion of an Initial Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if we fail to complete an Initial Business Combination by February 28, 2018 (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete an Initial Business Combination by February 28, 2018) and (iii) the founder shares are automatically convertible into shares of our Class A Common Stock at the time of an Initial Business Combination, as described herein.

        The personal and financial interests of our Sponsor, officers and directors may have influenced their motivation in identifying and selecting CRP, completing the business combination with CRP and influencing the operation of Silver Run following the business combination.

We will incur significant transaction costs in connection with the business combination.

        We have and expect to incur significant, non-recurring costs in connection with consummating the business combination. All expenses incurred in connection with the Contribution Agreement and the business combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs, subject to our agreement in the Contribution Agreement requiring Centennial Contributors to pay CRP's investment banking and other fees resulting from the consummation of the business combination. Our transaction expenses as a result of the business combination are currently estimated at approximately $35,050,000, including $17,500,000 in deferred underwriting commissions to the underwriters of our IPO and $600,000 that we have paid to Evercore relating to the delivery of its fairness opinion.

The unaudited pro forma condensed consolidated combined financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

        The unaudited pro forma condensed consolidated combined financial information for Silver Run following the business combination in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the business combination been completed on the dates indicated. See the section entitled "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for more information.

We may waive one or more of the conditions to the business combination.

        We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the business combination, to the extent permitted by our Charter, bylaws and applicable laws. For example, it is a condition to our obligations to close the business combination that there be no breach of CRP's representations and warranties as of the Closing Date that would reasonably be expected to have a Company Material Adverse Effect. However, if our board of directors determines that any such breach is not material to the business of CRP, then the board may elect to waive that condition and close the business combination. We are not able to waive the condition that our stockholders approve the business combination.

If we are unable to complete an Initial Business Combination on or prior to February 28, 2018, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify), and our warrants will expire worthless.

        If we are unable to complete an Initial Business Combination on or prior to February 28, 2018, our public stockholders may receive only approximately $10.00 per share on the liquidation of our Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify (as described below)), and our warrants will expire worthless.

If third parties bring claims against us, the proceeds held in our Trust Account could be reduced and the per share redemption amount received by stockholders may be less than $10.00 per share.

        Our placing of funds in our Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses, including CRP, or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in our Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against our Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in our Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in our Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party's engagement would be significantly more beneficial to us than any alternative.

        Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against our Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete the Initial Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption.

        Accordingly, the per share redemption amount received by public stockholders could be less than the $10.00 per share initially held in our Trust Account, due to claims of such creditors. Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in our Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in our Trust Account as of the date of the liquidation of our Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether our Sponsor has sufficient funds to satisfy their indemnity obligations and believe that our Sponsor's only assets are securities of our company and, therefore, our Sponsor may not be able to satisfy those obligations. We have not asked our Sponsor to reserve for such eventuality.

Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

        In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations.

        While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board may be exposed to claims of punitive damages.

        If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

        If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

Even if we consummate the business combination, there is no guarantee that the public warrants will be in the money at the time they become exercisable, and they may expire worthless.

        The exercise price for our warrants is $11.50 per share of Class A Common Stock. There is no guarantee that the public warrants will be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless.

We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis and potentially causing such warrants to expire worthless.

        We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed, as soon as practicable, but in no event later than 15 business days after the closing of the business combination, to use our best efforts to file a registration statement under the Securities Act covering such shares and maintain a current prospectus relating to the Class A Common Stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in such registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption is available. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a "covered security" under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a "cashless basis" in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of Class A Common Stock included in the units. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of Class A Common Stock for sale under all applicable state securities laws.

We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of shares of our Class A Common Stock purchasable upon exercise of a warrant could be decreased, all without your approval.

        Our warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 50% of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 50% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of shares of our Class A Common Stock purchasable upon exercise of a warrant.

We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.

        We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date we send the notice of redemption to the warrant holders. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the warrant holders (i) to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so, (ii) to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants. None of the private placement warrants will be redeemable by us so long as they are held by our Sponsor or its permitted transferees.

Because certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of Class A Common Stock and one-third of one warrant, the units may be worth less than units of other blank check companies.

        Certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of Class A Common Stock and one-third of one warrant. Because, pursuant to the warrant agreement, the warrants may only be exercised for a whole number of shares, only a whole warrant may be exercised at any given time. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the public warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Class A Common Stock to be issued to the warrant holder. As a result, public warrant holders who did not purchase a number of units or warrants that would convert into a whole share must sell any odd number of warrants in order to obtain full value from the fractional interest that will not be issued.

This is different from other companies similar to ours whose units include one share of common stock and one warrant to purchase one whole share. This unit structure may cause our units to be worth less than if it included a warrant to purchase one whole share.

Warrants will become exercisable for our Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

        We issued warrants to purchase 16,666,666 shares of Class A Common Stock as part of our IPO and prior to our IPO, we issued an aggregate of 8,000,000 private placement warrants to our Sponsor, each exercisable to purchase one whole share at $11.50 per whole share. In addition, prior to consummating an Initial Business Combination, nothing prevents us from issuing additional securities in a private placement so long as they do not participate in any manner in the Trust Account or vote as a class with the Class A Common Stock and Class B Common Stock on a business combination. To the extent such warrants are exercised, additional shares of our Class A Common Stock will be issued, which will result in dilution to the then existing holders of our Class A Common Stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Class A Common Stock.

        The private placement warrants are identical to the warrants sold as part of the units issued in our IPO, except that, so long as they are held by our Sponsor or its permitted transferees, (i) they will not be redeemable by us, (ii) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of an Initial Business Combination and (iii) they may be exercised by the holders on a cashless basis.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

        Following the business combination, the price of our securities may fluctuate significantly due to the market's reaction to the business combination and general market and economic conditions. An active trading market for our securities following the business combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the business combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, NASDAQ for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on NASDAQ or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

A significant portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our Class A Common Stock to drop significantly, even if our business is doing well.

        Sales of a substantial number of shares of Class A Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Class A Common Stock. After the Transactions (and assuming no redemptions by our public stockholders of public shares), our Sponsor, officers and directors and the Riverstone private investors will hold approximately 57.1% of our Class A Common Stock, including the 12,500,000 shares of Class A Common Stock into which the founder shares convert (or 86.4% of our Class A Common Stock, assuming an illustrative redemption by our public stockholders of approximately 47.9 million public shares). Additionally, the Centennial Contributors will have the ability to redeem or exchange their 20,000,000 CRP Common Units for shares of Class A Common Stock on a one-for-one basis, subject to adjustments. Pursuant to the terms of a letter agreement entered into at the time of the IPO, the founder shares (which will be converted into shares of Class A Common Stock at the Closing) may not be transferred until the earlier to occur of (i) one year after the Closing or (ii) the date on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our public stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, the Class A Common Shares into which the founder shares convert will be released from these transfer restrictions.

        In connection with the Closing, we will enter into an amended and restated registration rights agreement with the Riverstone private investors, our Sponsor, certain of our directors and the Centennial Contributors, which provides for registration rights to such parties. In addition, we have agreed with the private investors to file a registration statement registering the shares of Class A Common Stock held by them for resale within 30 days following the Closing.

If the business combination's benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

        If the benefits of the business combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the Closing may decline. The market values of our securities at the time of the business combination may vary significantly from their prices on the date the Contribution Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the business combination.

        In addition, following the business combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the business combination, there has not been a public market for CRP's equity securities and trading in the shares of our Class A Common Stock has not been active. Accordingly, the valuation ascribed to CRP and our Class A Common Stock in the business combination may not be indicative of the price that will prevail in the trading market following the business combination. If an active market for our securities develops and continues, the trading price of our securities following the business combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

        Factors affecting the trading price of our securities following the business combination may include:

  •
  actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

  •
  changes in the market's expectations about our operating results;

  •
  success of competitors;

  •
  our operating results failing to meet the expectation of securities analysts or investors in a particular period;

  •
  changes in financial estimates and recommendations by securities analysts concerning Silver Run or the market in general;

  •
  operating and stock price performance of other companies that investors deem comparable to Silver Run;

  •
  changes in laws and regulations affecting our business;

  •
  commencement of, or involvement in, litigation involving Silver Run;

  •
  changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

  •
  the volume of shares of our Class A Common Stock available for public sale;

  •
  any major change in our board or management;

  •
  sales of substantial amounts of Class A Common Stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

  •
  general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

        Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and NASDAQ have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to Silver Run following the business combination could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the business combination, if securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our Class A Common Stock adversely, the price and trading volume of our Class A Common Stock could decline.

        The trading market for our Class A Common Stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. If any of the analysts who may cover Silver Run following the business combination change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our Class A Common Stock would likely decline. If any analyst who may cover Silver Run following the business combination were to cease their coverage or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

Activities taken by affiliates of Silver Run to purchase, directly or indirectly, public shares of our Class A Common Stock will increase the likelihood of approval of the business combination proposal and other proposals and may affect the market price of our securities.

        Our Sponsor, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions either prior to or following the consummation of the business combination. None of our Sponsor, directors, officers, advisors or their affiliates will make any such purchases when such parties are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Although none of our Sponsor, directors, officers, advisors or their affiliates currently anticipate paying any premium purchase price for such public shares, in the event such parties do, the payment of a premium may not be in the best interest of those stockholders not receiving any such additional consideration. There is no limit on the number of shares that could be acquired by our Sponsor, directors, officers, advisors or their affiliates, or the price such parties may pay.

        If such transactions are effected, the consequence could be to cause the business combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal and other proposals and would likely increase the chances that such proposals would be approved. If the market does not view the business combination positively, purchases of public shares may have the effect of counteracting the market's view, which would otherwise be reflected in a decline in the market price of our securities. In addition, the termination of the support provided by these purchases may materially adversely affect the market price of our securities.

        As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by Silver Run or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

        We are subject to laws, regulations and rules enacted by national, regional and local governments and NASDAQ. In particular, we are required to comply with certain SEC, NASDAQ and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations and rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations and rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.

There can be no assurance that our Class A Common Stock that will be issued in connection with the business combination will be approved for listing on NASDAQ following the Closing, or that we will be able to comply with the continued listing standards of NASDAQ.

        Our Class A Common Stock, public units and public warrants are currently listed on NASDAQ. Our continued eligibility for listing, and the approval of the Class A Common Stock to be issued in connection with the Transactions for listing, may depend on, among other things, the number of our shares that are redeemed. If, after the business combination, NASDAQ delists our Class A Common Stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

  •
  a limited availability of market quotations for our securities;

  •
  reduced liquidity for our securities;

  •
  a determination that our Class A Common Stock is a "penny stock" which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

  •
  a limited amount of news and analyst coverage; and

  •
  a decreased ability to issue additional securities or obtain additional financing in the future.

        The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as "covered securities." Because our Class A Common Stock, units and public warrants are listed on NASDAQ, they are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NASDAQ, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

As a result of future legislation, certain U.S. federal income tax deductions currently available with respect to oil and gas exploration and development may be eliminated and CRP's production may be subject to the imposition of new U.S. federal taxes.

        The U.S. President's Fiscal Year 2017 Budget Proposal and legislation introduced in a prior session of Congress includes proposals that, if enacted into law, would eliminate certain key U.S. federal income tax provisions currently available to oil and gas exploration and production companies or potentially make CRP's operations subject to the imposition of new U.S. federal taxes. These changes include, but are not limited to, (i) the repeal of the percentage depletion allowance for oil and gas properties, (ii) the elimination of current deductions for intangible drilling and development costs, (iii) the elimination of the deduction for certain domestic production activities, (iv) an extension of the amortization period for certain geological and geophysical expenditures and (v) imposition of a $10.25 per barrel fee on oil, to be paid by oil companies (but the budget does not describe where and how such a fee would be collected). It is unclear whether these or similar changes will be enacted and, if enacted, how soon any such changes could become effective. The passage of any legislation as a result of these proposals or any similar changes in U.S. federal income tax laws could eliminate or postpone certain tax deductions that are currently available with respect to oil and gas exploration and development, and any such change, as well as any changes to or the imposition of new U.S. federal, state or local taxes (including the imposition of, or increase in production, severance or similar taxes), could increase the cost of exploration and development of oil and gas resources, which would negatively affect our financial condition and results of operations.

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

        We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

  •
  changes in the valuation of our deferred tax assets and liabilities;

  •
  expected timing and amount of the release of any tax valuation allowances;

  •
  tax effects of stock-based compensation;

  •
  costs related to intercompany restructurings;

  •
  changes in tax laws, regulations or interpretations thereof; or

  •
  lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

        In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

The JOBS Act permits "emerging growth companies" like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

        We qualify as an "emerging growth company" as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year (a) following February 28, 2021, the fifth anniversary of our IPO, (b) in which we have total annual gross revenue of at least $1.0 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A Common Stock that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

        In addition, Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

        We cannot predict if investors will find our Class A Common Stock less attractive because we will rely on these exemptions. If some investors find our Class A Common Stock less attractive as a result, there may be a less active trading market for our Class A Common Stock and our stock price may be more volatile.

Our stockholders will experience immediate dilution as a consequence of the issuance of Class A Common Stock pursuant to the Private Placements.

        We will issue an aggregate of 101,005,000 shares of our Class A Common Stock to the private investors, plus any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions. As a result, following the Transactions, our public stockholders will hold 50,000,000 shares of Class A Common Stock, or approximately 27.2% of our voting common stock and a 30.6% economic interest in us (assuming that no holders of public shares elect to redeem their shares for a portion of the Trust Account and we do not otherwise issue any additional shares of our Class A Common Stock to the Riverstone private investors).

Non-U.S. holders may be subject to U.S. income tax with respect to gain on disposition of their Class A Common Stock and warrants.

        We believe that we will be a United States real property holding corporation (a "USRPHC"), following our business combination. As a result, after the business combination is effected, Non-U.S. holders (defined below in the section entitled "Proposal No. 1—Approval of the Business Combination—Certain United States Federal Income Tax Considerations") that own (or are treated as owning under constructive ownership rules) more than a specified amount of our Class A Common Stock or warrants during a specified time period may be subject to U.S. federal income tax on a sale, exchange, or other disposition of such Class A Common Stock or warrants and may be required to file a U.S. federal income tax return. If you are a Non-U.S. holder, we urge you to consult your tax advisors regarding the tax consequences of such treatment.

Unlike some other blank check companies, Silver Run does not have a specified maximum redemption threshold. The absence of such a redemption threshold will make it easier for us to consummate the business combination even if a substantial number of our stockholders redeem.

        Unlike some other blank check companies, Silver Run has no specified maximum redemption threshold, except that we will not redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Some other blank check companies' structure disallows the consummation of a business combination if the holders of Silver Run's public shares elect to redeem or convert more than a specified percentage of the shares sold in such company's initial public offering. Because we have no such maximum redemption threshold, and because the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for us to pay the cash consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares, and pay transaction-related expenses incurred by us, we may be able to consummate the business combination even though a substantial number of our public stockholders have redeemed their shares.

Risks Related to the Redemption

There is no guarantee that a stockholder's decision whether to redeem their shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

        We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the business combination or any alternative business combination. Certain events following the consummation of any Initial Business Combination, including the business combination, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of Silver Run might realize in the future had the stockholder redeemed their shares. Similarly, if a stockholder does not redeem their shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any Initial Business Combination, including the business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder's own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A Common Stock for a pro rata portion of the funds held in the Trust Account.

        In order to exercise their redemption rights, holders of public shares are required to submit a request in writing and deliver their stock (either physically or electronically) to our transfer agent at least two (2) business days prior to the special meeting. Stockholders electing to redeem their shares will receive their pro rata portion of the Trust Account less franchise and income taxes payable, calculated as of two (2) business days prior to the anticipated consummation of the business combination. See the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights" for additional information on how to exercise your redemption rights.

Stockholders of Silver Run who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline.

        Public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things, as fully described in the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights," tender their certificates to our transfer agent or deliver their shares to the transfer agent electronically through the DTC prior to 5:00 p.m., Eastern Daylight time, on                        , 2016. In order to obtain a physical stock certificate, a stockholder's broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

        In addition, holders of outstanding units of Silver Run must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

        If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC's DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

        The unaudited pro forma condensed consolidated combined statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015 combine the historical consolidated statements of operations of Silver Run and the historical consolidated statements of operations of CRP, giving effect to the Transactions (as defined below) as if they had been consummated on January 1, 2015, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated combined balance sheet as of June 30, 2016 combines the historical consolidated balance sheet of Silver Run and the historical condensed consolidated balance sheet of CRP, giving effect to the following transactions (for purposes of this section, collectively, the "Transactions") as if they had been consummated on June 30, 2016:

  •
  the acquisition by Silver Run of approximately 89% of the outstanding membership interests in CRP pursuant to that certain Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), among Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the "Centennial Contributors"), CRP and New Centennial, LLC, a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone"), to which we expect to become a party following the approval and adoption of the same by Silver Run's stockholders (the "business combination");

  •
  the conversion of 12,500,000 shares of Silver Run's Class B Common Stock, par value $0.0001 per share, into 12,500,000 shares of Silver Run's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), in connection with the business combination;

  •
  the issuance by Silver Run of 20,000,000 shares of a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock"), to the Centennial Contributors in connection with the business combination;

  •
  the issuance by Silver Run of 1 share of a new class of preferred stock designated as Series A Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), to CRD in connection with the business combination;

  •
  the issuance and sale by Silver Run of (a) up to 81,005,000 shares of Class A Common Stock to Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (together with any person to whom it assigns the right to purchase such shares, the "Riverstone private investors" and such issuance, together with any issuance of additional shares of Class A Common Stock to the Riverstone private investors to facilitate the Transactions, the "Riverstone Private Placement"), and (b) 20,000,000 shares of Class A Common Stock to certain other accredited investors in a private placement (together with the Riverstone Private Placement, the "Private Placements"), the proceeds of which will be used to fund a portion of the cash consideration in the business combination;

  •
  the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination, which as of June 30, 2016, was approximately $189.0 million; and

  •
  the redemption by Silver Run of shares of Class A Common Stock held by any public stockholders in connection with the business combination and the issuance by Silver Run of additional shares of Class A Common Stock to the Riverstone private investors to offset such redemptions on a share-for-share basis.

        The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated combined financial statements to give pro forma effect to events that are: (1) directly attributable to the business combination; (2) factually supportable; and (3) with respect to the statement of operations, expected to have a continuing impact on Silver Run's results following the completion of the Transactions.

        The unaudited pro forma condensed consolidated combined financial statements have been developed from and should be read in conjunction with:

  •
  the accompanying notes to the unaudited pro forma condensed consolidated combined financial statements;

  •
  the historical audited financial statements of Silver Run as of December 31, 2015 and for the period from November 4, 2015 (date of inception) to December 31, 2015, included elsewhere in this proxy statement;

  •
  the historical unaudited financial statements of Silver Run as of and for the three and six months ended June 30, 2016, included elsewhere in this proxy statement;

  •
  the historical consolidated audited financial statements of CRP as of and for the year ended December 31, 2015, included elsewhere in this proxy statement;

  •
  the historical condensed consolidated unaudited financial statements CRP as of and for the six months ended June 30, 2016, included elsewhere in this proxy statement;

  •
  other information relating to Silver Run and CRP contained in this proxy statement.

        The unaudited pro forma condensed combined consolidated financial statements present the following two scenarios:

  •
  Assuming no Centennial Cash Election with two redemption scenarios as follows:

  •
  Assuming No Redemptions:  This scenario assumes that no shares of Class A Common Stock are redeemed from the public stockholders; and

  •
  Assuming Illustrative Redemption:  This scenario assumes that approximately 47.9 million shares of Class A Common Stock are redeemed from the public stockholders, resulting in an aggregate payment of $478.8 million from the Trust Account. To the extent that any shares of Class A Common Stock are redeemed from the public stockholders, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from us at $10.00 per share to offset such redemptions on a share-for-share basis. As a result, the reduction in the Trust Account of $478.8 million is assumed to result in Silver Run issuing approximately an additional 47.9 million shares of Class A Common Stock to the Riverstone private investors as part of the Riverstone Private Placement, and the illustrative redemption scenario does not result in any pro forma adjustments to the unaudited pro forma condensed consolidated combined balance sheet or the cash and cash equivalents, common stock, additional paid in capital, pro forma shares outstanding or earnings per share line items.

  •
  Assuming the Centennial Cash Election with two redemption scenarios as follows:

  •
  Assuming No Redemptions:  This scenario assumes that no shares of Class A Common Stock are redeemed from the public stockholders; and

  •
  Assuming Illustrative Redemption:  This scenario assumes that approximately 47.9 million shares of Class A Common Stock are redeemed from the public stockholders, resulting in an aggregate payment of $478.8 million from the Trust Account. To the extent that any shares of Class A Common Stock are redeemed from the public stockholders, the

      Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from us at $10.00 per share to offset such redemptions on a share-for-share basis. As a result, the reduction in the Trust Account of $478.8 million is assumed to result in Silver Run issuing approximately an additional 47.9 million shares of Class A Common Stock to the Riverstone private investors as part of the Riverstone Private Placement, and the illustrative redemption scenario does not result in any pro forma adjustments to the unaudited pro forma condensed consolidated combined balance sheet or the cash and cash equivalents, common stock, additional paid in capital, pro forma shares outstanding or earnings per share line items.

        The unaudited pro forma condensed consolidated combined financial statements have been prepared using the acquisition method of accounting in accordance with U.S. GAAP with Silver Run as the acquirer. Under the acquisition method of accounting, the purchase price is allocated to the underlying CRP assets acquired and liabilities assumed based on their respective fair market values.

        Silver Run has not completed the detailed valuation studies necessary to arrive at the required estimates of the fair value of the assets acquired, the liabilities assumed and the related allocations of the purchase price in the business combination. As a result, the unaudited pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analyses are performed. The unaudited pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma condensed consolidated combined financial statements presented below.

        Silver Run has estimated the fair value of assets acquired and liabilities assumed based on discussions with members of CRP's management, preliminary valuation studies, due diligence and information presented in the financial statements and accounting records of CRP. The valuation will be finalized as soon as practicable within the required measurement period, but in no event later than twelve months following completion of the business combination. Any increases or decreases in the fair value of these assets and liabilities upon completion of the final valuations will result in adjustments to the balance sheet and/or statement of operations. In addition, the final purchase price of the business combination is subject to the final determination of the Additional Debt Repayment Contribution and whether the Centennial Contributors make a Centennial Cash Election. The final purchase price and the final purchase price allocation may be different than that reflected in the preliminary purchase price allocation presented herein, and this difference may be material.

        Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed consolidated combined financial statements are described in the accompanying notes. The unaudited pro forma condensed consolidated combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the business combination and the other related Transactions occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated combined financial statements do not purport to project the future operating results or financial position of Silver Run following the completion of the business combination and the other related Transactions. The unaudited pro forma adjustments represent management's estimates based on information available as of the date of these unaudited pro forma condensed consolidated combined financial statements and are subject to change as additional information becomes available and analyses are performed.

 Assuming No Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

Year Ended December 31, 2015

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)		(i) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
Revenues
Oil sales	$—	$77,643	$—		$77,643		$—	$77,643
Natural gas sales	—	7,965	—		7,965		—	7,965
NGL sales	—	4,852	—		4,852		—	4,852

Total revenues	—	90,460	—		90,460			90,460
Operating expenses
Lease operating expenses	—	21,173	—		21,173		—	21,173
Severance and ad valorem taxes	—	5,021	—		5,021		—	5,021
Transportation, processing, gathering and other operating expenses	—	5,732	—		5,732		—	5,732
Depreciation, depletion, amortization and accretion of asset retirement obligations	—	90,084	(33,063)	(c)	57,021		—	57,021
Abandonment expense and impairment of unproved properties	—	7,619	—		7,619		—	7,619
Exploration	—	84	—		84		—	84
Contract termination and rig stacking	—	2,387	—		2,387		—	2,387
General and administrative expenses	2	14,206	—		14,208		—	14,208

Total operating expenses	2	146,306	(33,063)		113,245		—	113,245
Gain on sale of oil and natural gas properties	—	(2,439)	—		(2,439)		—	(2,439)

Total operating loss	(2)	(53,407)	33,063		(20,346)		—	(20,346)

Other (expense) income
Interest expense	—	(6,266)	6,103	(e)	(163)		—	(163)
Other income	—	20	—		20		—	20
Gain on derivative instruments	—	20,756	—		20,756		—	20,756

Total other income	—	14,510	6,103		20,613		—	20,613

(Loss) income before income taxes	(2)	(38,897)	39,166		267			267
Income tax benefit (expense)	—	572	(658)		(86)	(f)	—	(86)

Net (loss) income	(2)	(38,325)	38,508		181		—	181
Less: Net income attributable to non-controlling interests	—	—	29		29	(g)	—	29

Net (loss) income attributable to the combined entity	$(2)	$(38,325)	$38,479		$152		$—	$152

Net loss per common share
Basic	$(0.00)				$(0.00)	(h)		$(0.00)	(h)
Diluted	$(0.00)				$(0.00)	(h)		$(0.00)	(h)
Weighted average common shares outstanding	12,938				163,500	(h)		163,500	(h)
Basic	12,938				183,500	(h)		183,500	(h)
Diluted

Assuming No Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

Six Months Ended June 30, 2016

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)		(i) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
Revenues
Oil sales	$—	$33,587	$—		$33,587		$—	$33,587
Natural gas sales	—	3,088	—		3,088		—	3,088
NGL sales	—	1,793	—		1,793		—	1,793

Total revenues	—	38,468	—		38,468		—	38,468
Operating expenses
Lease operating expenses	—	6,639	—		6,639		—	6,639
Severance and ad valorem taxes	—	2,091	—		2,091		—	2,091
Transportation, processing, gathering and other operating expenses	—	2,589	—		2,589		—	2,589
Depreciation, depletion, amortization and accretion of asset retirement obligations	—	42,485	(20,835)	(c)	21,650		—	21,650
Abandonment expense and impairment of unproved properties	—	897	—		897		—	897
General and administrative expenses	232	5,405	—		5,637		—	5,637

Total operating expenses	232	60,106	(20,835)		39,503		—	39,503
Loss on sale of oil and natural gas properties	—	4	—		4		—	4

Total operating income (loss)	(232)	(21,642)	20,835		(1,039)		—	(1,039)

Other (expense) income
Interest expense	—	(3,439)	3,378	(e)	(61)		—	(61)
Other income—investment income on Trust Account	297	—	(297)	(d)	—		—	—
Other income	—	6	—		6			6
Loss on derivative instruments	—	(5,925)	—		(5,925)		—	(5,925)

Total other income (expense)	297	(9,358)	3,081		(5,980)		—	(5,980)

Income (loss) before income taxes	65	(31,000)	23,916		(7,019)		—	(7,019)
Income tax benefit	—	406	1,840		2,246	(f)	—	2,246

Net income (loss)	65	(30,594)	25,756		(4,773)		—	(4,773)
Less: Net loss attributable to non-controlling interests	—	—	(765)		(765)	(g)	—	(765)

Net income (loss) attributable to the combined entity	$65	$(30,594)	$26,521		$(4,008)		$—	$(4,008)

Net loss per common share
Basic	$0.00				$(0.02)	(h)		$(0.02)	(h)
Diluted	$0.00				$(0.02)	(h)		$(0.02)	(h)
Weighted average common shares outstanding
Basic	14,152				163,500	(h)		163,500	(h)
Diluted	14,152				183,500	(h)		183,500	(h)

Assuming No Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

At June 30, 2016

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)	(n) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
ASSETS
Current assets
Cash and cash equivalents	$779	$684	$99,503	(c)	$100,966	$—	$100,966
Accounts receivable, net	—	11,194	—		11,194	—	11,194
Derivative instruments	—	2,303	—		2,303	—	2,303
Prepaid and other current assets	198	1,097	—		1,295	—	1,295
Investment held in Trust Account	500,297	—	(500,297)	(d)	—	—	—

Total current assets	501,274	15,278	(400,794)		115,758	—	115,758
Oil and natural gas properties, other property and equipment
Oil and natural gas properties, successful efforts method	—	694,149	(322,572)	(e)	371,577	—	371,577
Accumulated depreciation, depletion and amortization	—	(222,865)	222,865	(e)	—	—	—
Unproved oil and natural gas properties	—	139,163	1,050,337	(e)	1,189,500	—	1,189,500
Other property and equipment, net	—	1,793	—		1,793	—	1,793

Total property and equipment, net	—	612,240	950,630		1,562,870	—	1,562,870

Noncurrent assets
Derivative instruments	—	450	—		450	—	450
Other noncurrent assets	—	1,124	(1,124)	(f)	—	—	—

Total assets	$501,274	$629,092	$548,712		$1,679,078	$—	$1,679,078

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$2	$12,430	$—		$12,432	$—	$12,432
Derivative instruments	—	936	—		936	—	936
Other current liabilities	—	906	—		906	—	906

Total current liabilities	2	14,272	—		14,274	—	14,274
Noncurrent liabilities
Revolving credit facility	—	124,000	(124,000)	(f)	—	—	—
Term loan, net of unamortized deferred financing costs	—	64,724	(64,724)	(f)	—	—	—
Asset retirement obligations	—	2,572	—		2,572	—	2,572
Deferred underwriting compensation	17,500	—	(17,500)	(g)	—	—	—
Deferred tax liability	—	1,954	(1,954)		—	—	—
Derivative instruments	—	1,300	—		1,300	—	1,300

Total liabilities	17,502	208,822	(208,178)		18,146	—	18,146
Class A common stock subject to possible redemption; 47,877,199 shares (at redemption value of approximately $10.00 per share)	478,772	—	(478,772)	(h)	—	—	—
OWNERS' EQUITY/ STOCKHOLDERS' EQUITY
Owners' equity	—	420,270	(420,270)	(j)	—	—	—
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—		—	—	—
Class A common stock, $0.0001 par value 200,000,000 shares authorized; 2,122,801 shares issued and outstanding at June 30, 2016 (excluding 47,877,199 shares subject to possible redemption)	—	—	1	(k)	16	—	16
			5	(h)
			10	(m)
Class B common stock, $0.0001 par value 20,000,000 shares authorized, 12,500,000 shares issued and outstanding at June 30, 2016	1	—	(1)	(k)	—	—	—
Class C common stock, $0.0001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding at June 30, 2016	—	—	2	(l)	2	—	2
Additional paid-in capital	4,936	—	1,003,990	(m)	1,487,691	—	1,487,691
			(2)	(l)
			478,767	(h)
Retained earnings (accumulated deficit)	63	—	(11,550)	(g)	(11,487)	—	(11,487)

Total equity	5,000	420,270	1,050,952		1,476,222	—	1,476,222
Non-controlling interests	—	—	184,710	(i)	184,710	—	184,710

Total Equity	5,000	420,270	1,235,662		1,660,932	—	1,660,932

Total Liabilities and Equity	$501,274	$629,092	$548,712		$1,679,078	$—	$1,679,078

Assuming Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

Year Ended December 31, 2015

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)		(i) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
Revenues
Oil sales	$—	$77,643	$—		$77,643		$—	$77,643
Natural gas sales	—	7,965	—		7,965		—	7,965
NGL sales	—	4,852	—		4,852		—	4,852

Total revenues	—	90,460	—		90,460			90,460
Operating expenses
Lease operating expenses	—	21,173	—		21,173		—	21,173
Severance and ad valorem taxes	—	5,021	—		5,021		—	5,021
Transportation, processing, gathering and other operating expenses	—	5,732	—		5,732		—	5,732
Depreciation, depletion, amortization and accretion of asset retirement obligations	—	90,084	(33,063)	(c)	57,021		—	57,021
Abandonment expense and impairment of unproved properties	—	7,619	—		7,619		—	7,619
Exploration	—	84	—		84		—	84
Contract termination and rig stacking	—	2,387	—		2,387		—	2,387
General and administrative expenses	2	14,206	—		14,208		—	14,208

Total operating expenses	2	146,306	(33,063)		113,245		—	113,245
Gain on sale of oil and natural gas properties	—	(2,439)	—		(2,439)		—	(2,439)

Total operating loss	(2)	(53,407)	33,063		(20,346)		—	(20,346)

Other (expense) income
Interest expense	—	(6,266)	3,153	(e)	(3,113)		—	(3,113)
Other income	—	20	—		20		—	20
Gain on derivative instruments	—	20,756	—		20,756		—	20,756

Total other income	—	14,510	3,153		17,663		—	17,663

(Loss) income before income taxes	(2)	(38,897)	36,216		(2,683)			(2,683)
Income tax benefit (expense)	—	572	394		966	(f)	—	966

Net (loss) income	(2)	(38,325)	36,610		(1,717)		—	(1,717)

Net loss per common share
Basic	$(0.00)				$(0.00)	(h)		$(0.00)	(h)
Diluted	$(0.00)				$(0.00)	(h)		$(0.00)	(h)
Weighted average common shares outstanding	12,938				163,500	(h)		163,500	(h)
Basic	12,938				163,500	(h)		163,500	(h)
Diluted

Assuming Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Statement of Operations

Six Months Ended June 30, 2016

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)		(i) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
Revenues
Oil sales	$—	$33,587	$—		$33,587		$—	$33,587
Natural gas sales	—	3,088	—		3,088		—	3,088
NGL sales	—	1,793	—		1,793		—	1,793

Total revenues	—	38,468	—		38,468		—	38,468
Operating expenses
Lease operating expenses	—	6,639	—		6,639		—	6,639
Severance and ad valorem taxes	—	2,091	—		2,091		—	2,091
Transportation, processing, gathering and other operating expenses	—	2,589	—		2,589		—	2,589
Depreciation, depletion, amortization and accretion of asset retirement obligations	—	42,485	(20,835)	(c)	21,650		—	21,650
Abandonment expense and impairment of unproved properties	—	897	—		897		—	897
General and administrative expenses	232	5,405	—		5,637		—	5,637

Total operating expenses	232	60,106	(20,835)		39,503		—	39,503
Loss on sale of oil and natural gas properties	—	4	—		4		—	4

Total operating income (loss)	(232)	(21,642)	20,835		(1,039)		—	(1,039)

Other (expense) income
Interest expense	—	(3,439)	1,788	(e)	(1,651)		—	(1,651)
Other income—investment income on Trust Account	297	—	(297)	(d)	—		—	—
Other income	—	6	—		6			6
Loss on derivative instruments	—	(5,925)	—		(5,925)		—	(5,925)

Total other income (expense)	297	(9,358)	1,491		(7,570)		—	(7,570)

Income (loss) before income taxes	65	(31,000)	22,326		(8,609)		—	(8,609)
Income tax benefit	—	406	2,693		3,099	(f)	—	3,099

Net income (loss)	$65	$(30,594)	$25,019		$(5,510)		$—	$(5,510)

Net loss per common share
Basic	$0.00				$(0.03)	(h)		$(0.03)	(h)
Diluted	$0.00				$(0.03)	(h)		$(0.03)	(h)
Weighted average common shares outstanding
Basic	14,152				163,500	(h)		163,500	(h)
Diluted	14,152				163,500	(h)		163,500	(h)

Assuming Centennial Cash Election

Silver Run Acquisition Corporation

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet

At June 30, 2016

(in thousands)

	(a) Silver Run	(b) CRP	Pro forma Adjustments		Pro forma Combined (Assuming No Redemptions)	(n) Redemption Adj.	Pro forma Combined (Assuming Illustrative Redemptions)
ASSETS
Current assets
Cash and cash equivalents	$779	$684	$(497)	(c)	$966	$—	$966
Accounts receivable, net	—	11,194	—		11,194	—	11,194
Derivative instruments	—	2,303	—		2,303	—	2,303
Prepaid and other current assets	198	1,097	—		1,295	—	1,295
Investment held in Trust Account	500,297	—	(500,297)	(d)	—	—	—

Total current assets	501,274	15,278	(500,794)		15,758	—	15,758
Oil and natural gas properties, other property and equipment
Oil and natural gas properties, successful efforts method	—	694,149	(322,572)	(e)	371,577	—	371,577
Accumulated depreciation, depletion and amortization	—	(222,865)	222,865	(e)	—	—	—
Unproved oil and natural gas properties	—	139,163	1,050,337	(e)	1,189,500	—	1,189,500
Other property and equipment, net	—	1,793	—		1,793	—	1,793

Total property and equipment, net	—	612,240	950,630		1,562,870	—	1,562,870

Goodwill	—	—	15,290		15,290	—	15,290
Noncurrent assets
Derivative instruments	—	450	—		450	—	450
Other noncurrent assets	—	1,124	(1,124)	(f)	—	—	—

Total assets	$501,274	$629,092	$464,002		$1,594,368	$—	$1,594,368

LIABILITIES AND EQUITY
Current liabilities
Accounts payable and accrued expenses	$2	$12,430	$—		$12,432	$—	$12,432
Derivative instruments	—	936	—		936	—	936
Other current liabilities	—	906	—		906	—	906

Total current liabilities	2	14,272	—		14,274	—	14,274
Noncurrent liabilities
Revolving credit facility	—	124,000	(24,000)	(f)	100,000	—	100,000
Term loan, net of unamortized deferred financing costs	—	64,724	(64,724)	(f)	—	—	—
Asset retirement obligations	—	2,572	—		2,572	—	2,572
Deferred underwriting compensation	17,500	—	(17,500)	(g)	—	—	—
Deferred tax liability	—	1,954	(1,954)		—	—	—
Derivative instruments	—	1,300	—		1,300	—	1,300

Total liabilities	17,502	208,822	(108,178)		118,146	—	118,146
Class A common stock subject to possible redemption; 47,877,199 shares (at redemption value of approximately $10.00 per share)	478,772	—	(478,772)	(h)	—	—	—
OWNERS' EQUITY/ STOCKHOLDERS' EQUITY
Owners' equity	—	420,270	(420,270)	(j)	—	—	—
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—	—		—	—	—
Class A common stock, $0.0001 par value 200,000,000 shares authorized; 2,122,801 shares issued and outstanding at June 30, 2016 (excluding 47,877,199 shares subject to possible redemption)	—	—	1	(k)	16	—	16
			5	(h)
			10	(m)
Class B common stock, $0.0001 par value 20,000,000 shares authorized, 12,500,000 shares issued and outstanding at June 30, 2016	1	—	(1)	(k)	—	—	—
Additional paid-in capital	4,936	—	1,003,990	(m)	1,487,691	—	1,487,691
			478,767	(h)
Retained earnings (accumulated deficit)	63	—	(11,550)	(g)	(11,487)	—	(11,487)

Total equity	5,000	420,270	1,050,952		1,476,222	—	1,476,222

Total Liabilities and Equity	$501,274	$629,092	$464,002		$1,594,368	$—	$1,594,368

1. Basis of Pro Forma Presentation

Overview

        The unaudited pro forma condensed consolidated combined financial statements have been prepared assuming the business combination is accounted for using the acquisition method of accounting with Silver Run as the acquiring entity. Under the acquisition method of accounting, Silver Run's assets and liabilities will retain their carrying values and CRP's assets and liabilities will be recorded at their fair values measured as of the acquisition date. The excess of the purchase price over the estimated fair values of CRP's net assets acquired, if applicable, will be recorded as goodwill. The pro forma adjustments have been prepared as if the business combination and the other related Transactions had taken place on June 30, 2016 in the case of the unaudited pro forma condensed consolidated combined balance sheet and on January 1, 2015 in the case of the unaudited pro forma condensed consolidated combined statements of operations.

        The acquisition method of accounting is based on Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 805, Business combination ("ASC 805"), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements ("ASC 820"). ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date by Silver Run, who was determined to be the accounting acquirer.

        ASC 820 defines the term "fair value," sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as "the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date." This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

        Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred, or if related to the issuance of debt, capitalized as debt issuance costs. Acquisition-related transaction costs expected to be incurred as part of the business combination, include estimated fees related to the issuance of long-term debt, as well as advisory, legal and accounting fees.

        The unaudited pro forma condensed consolidated combined financial statements should be read in conjunction with (i) Silver Run's historical financial statements and related notes for the period from November 4, 2015 (date of inception) to December 31, 2015 and for the six months ended June 30, 2016, as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations of Silver Run," included elsewhere in this proxy statement, (ii) CRP's historical consolidated financial statements and related notes for the year ended December 31, 2015 and for the six months ended June 30, 2016, as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP," included elsewhere in this proxy statement.

        The pro forma adjustments represent management's estimates based on information available as of the date of this proxy statement and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed consolidated combined financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the business combination that

1. Basis of Pro Forma Presentation (Continued)

are not expected to have a continuing impact. Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the business combination and the other related Transactions are not included in the unaudited pro forma condensed consolidated combined statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed consolidated combined balance sheet as a decrease to retained earnings and a decrease to cash.

Preliminary Estimated Purchase Price

        The purchase consideration was preliminarily estimated as follows (in thousands):

	Assuming No Centennial Cash Election At June 30, 2016	Assuming Centennial Cash Election At June 30, 2016
Preliminary Purchase Consideration:
Cash	$1,186,744	$1,386,744

Other Consideration:
Plus: Repayment of CRP long-term debt	189,000	89,000
Plus: Fair value of non-controlling interest	184,710	—

Total other consideration	373,710	89,000

Total Purchase Price Consideration	$1,560,454	$1,475,744

Preliminary Estimated Purchase Price Allocation

        The following table summarizes the allocation of the preliminary estimate of the purchase consideration to the assets acquired and liabilities assumed (in thousands):

	Assuming No Centennial Cash Election At June 30, 2016	Assuming Centennial Cash Election At June 30, 2016
Estimated Fair Value of Assets Acquired
Cash and cash equivalents	$684	$684
Other current assets	12,291	12,291
Derivative instruments	2,753	2,753
Oil and Gas Properties(1):
Proved Properties	371,577	371,577
Unproved Properties	1,189,500	1,189,500
Other property, plant and equipment	1,793	1,793
Goodwill	—	15,290

Total Assets Acquired	1,578,598	$1,593,888
Estimated Fair Value of Liabilities Assumed
Accounts payable and accrued expenses	12,430	12,430
Other current liabilities	906	906
Revolving credit facility	—	100,000
Derivative instruments	2,236	2,236
Asset retirement obligation	2,572	2,572

Total consideration and fair value	$1,560,454	$1,475,744

(1)
The fair value measurements of oil and natural gas properties and asset retirement obligations are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair values of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural

1. Basis of Pro Forma Presentation (Continued)

  gas properties included estimates of: (i) recoverable reserves; (ii) production rates; (iii) future operating and development costs; (iv) future commodity prices; and (v) a market-based weighted average cost of capital rate. These inputs required significant judgments and estimates by management at the time of the valuation and are the most sensitive and may be subject to change. The reduction in the carrying cost of the proved properties was impacted by all of these factors, but most notably, the assumptions with respect to future commodity prices as of the valuation date.

2. Pro Forma Adjustments and Assumptions

Pro Forma Adjustments to the Statement of Operations:

a.
Represents the Silver Run historical statement of operations for the six months ended June 30, 2016 and for the period from November 4, 2015 (date of inception) to December 31, 2015, respectively.

b.
Represents the CRP historical statement of operations for the six months ended June 30, 2016 and year ended December 31, 2015.

c.
Represents the adjustments to depreciation, depletion, and amortization based on the purchase price allocation.

d.
Represents an adjustment to eliminate historical interest income of Silver Run associated with the funds that were previously held in the Trust Account, which will be used to fund a portion of the cash consideration in the business combination.

e.
Represents an adjustment to decrease interest expense related to the historical debt of CRP that is to be repaid as part of or just prior to the closing of the business combination (the "Closing").

f.
Represents an adjustment to record the tax expense based on total pro forma combined income (loss) before income taxes as if Silver Run had been subject to U.S. federal income tax as a corporation using an estimated effective entity-level income tax rate of 32%, inclusive of all applicable U.S. federal, state and local income taxes. In the event that the Centennial Contributors make a Centennial Cash Election, then Silver Run would be subject to an estimated effective entity-level income tax rate of 36%, inclusive of all applicable U.S. federal, state and local income taxes.

g.
Represents net income (loss) attributable to the non-controlling interest on total pro forma combined net income (loss).

h.
Pro forma basic earnings per share was computed by dividing pro forma net income attributable to Silver Run by the weighted average shares of Class A Common Stock, as if such shares were issued and outstanding as of January 1, 2015. Assuming no Centennial Cash Election, pro forma dilutive earnings per share was computed using the "if-converted" method to determine the potential dilutive effect of its Class C Common Stock.

i.
Assuming Illustrative Redemption: This scenario assumes that 47.9 million shares of Class A Common Stock are redeemed from the public stockholders, resulting in an aggregate payment of $478.8 million out of the Trust Account. In the event that any public stockholders elect to have Silver Run redeem their shares of Class A Common Stock, the Riverstone private investors have agreed to purchase additional shares of Class A Common Stock from us at $10.00 per share to offset such redemptions. As a result, the reduction in the Trust Account of $478.8 million is assumed to result in Silver Run issuing an additional 47.9 million shares of Class A Common Stock

2. Pro Forma Adjustments and Assumptions (Continued)

  to the Riverstone private investors as part of the Riverstone Private Placement, and the illustrative redemption scenario does not result in any pro forma adjustments to the unaudited pro forma condensed consolidated combined balance sheet or the respective cash and cash equivalents, common stock, additional paid in capital, pro forma shares outstanding or earnings per share line items.

Pro Forma Adjustments to the Balance Sheet:

a.
Represents the Silver Run unaudited historical balance sheet as of June 30, 2016.

b.
Represents the CRP unaudited historical balance sheet as of June 30, 2016.

c.
Represents the net adjustment to cash associated with Silver Run's payment of cash consideration in the business combination:

        Pro forma net adjustment to cash associated with purchase adjustments (in thousands):

	Assuming No Centennial Cash Election At June 30, 2016		Assuming Centennial Cash Election At June 30, 2016
Silver Run cash previously held in Trust Account	$500,297	(1)	$500,297	(1)
Cash consideration	(1,186,744)	(2)	(1,386,744)	(2)
Proceeds from Private Placements	1,010,000	(3)	1,010,000	(3)
Payment of transaction costs	(35,050)	(4)	(35,050)	(4)
Payment of CRP's long-term debt	(189,000)	(5)	(89,000)	(5)

Net adjustments to cash associated with purchase accounting	$99,503		$(497)

(1)
Represents the adjustment related to the reclassification of the cash equivalents held in the Trust Account in the form of investments to cash and cash equivalents to reflect the fact that these investments are available for use in connection with the business combination and the payment of a portion of the cash consideration.

(2)
Represents the cash consideration portion of the total consideration that is expected to be paid to effectuate the business combination.

(3)
Represents the issuance of 101,005,000 shares of Class A Common Stock at a price of $10.00 per share in the Private Placements, which will result in aggregate proceeds of $1,010,050,000.

(4)
Reflects the impact of estimated transaction costs of $35.1 million, including (i) $17.5 million of deferred underwriting compensation attributable to Silver Run's IPO (ii) $6.0 million of estimated fees and expenses attributable to the Private Placements and (iii) $11.6 million of banking, legal and accounting fees that are not capitalizable as part of the transaction. In accordance with ASC 805, acquisition-related transaction costs and related charges are not included as a component of consideration to be transferred but are required to be expensed as incurred. The unaudited pro forma condensed consolidated combined balance sheet reflects these costs as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the unaudited pro forma condensed consolidated combined statement of operations as they are directly related to the business combination and will be nonrecurring.

2. Pro Forma Adjustments and Assumptions (Continued)

(5)
Represents the additional contribution that is expected to be made by Silver Run to CRP, in exchange for additional units representing common membership interests in CRP ("CRP Common Units"), to repay CRP's outstanding indebtedness at the closing of the business combination the Closing.
d.
Represents the adjustment related to the reclassification of the cash equivalents held in the Trust Account in the form of investments to cash and cash equivalents to reflect the fact that these investments are available for use in connection with the business combination and the payment of a portion of the cash consideration.

e.
The allocation of the estimated fair value of consideration transferred to the estimated fair value of CRP's oil and natural gas properties resulted in the following purchase price allocation adjustments:

(1)
Represents a $727.8 million increase in gross book basis of oil and gas properties to reflect them at fair value. The fair value measurements of oil and natural gas properties and asset retirement obligations are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair values of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural gas properties included estimates of: (i) recoverable reserves; (ii) production rates; (iii) future operating and development costs; (iv) future commodity prices; and (v) a market-based weighted average cost of capital rate. These inputs required significant judgments and estimates by management at the time of the valuation and are the most sensitive and may be subject to change. The reduction in the carrying cost of the proved properties was impacted by all of these factors, but most notably, the assumptions with respect to future commodity prices as of the valuation date.

(2)
Represents the elimination of CRP's historical accumulated depletion and amortization ("DD&A") balances.

f.
Represents an adjustment related to the repayment of CRP's long-term debt in conjunction with the consummation of the business combination. Prior to the consummation of the business combination, Silver Run and CRP intend to amend CRP's credit agreement to permit the business combination and to increase the aggregate commitments thereunder. In either case, Silver Run expects to repay all or a portion (in the case of the Centennial Cash Election) of CRP's outstanding indebtedness at the Closing. Debt issuance costs totaling $1.4 million were derecognized as part of the purchase consideration allocation.

g.
Represents the payment of deferred underwriting costs of $17.5 million as well as an adjustment to retained earnings (accumulated deficit) of $11.6 million of banking, legal and accounting fees that are not capitalizable as part of the transaction. The $11.6 million represents an estimate of transaction costs provided by our various service providers. The $11.6 million of transaction-related costs are not included in the unaudited pro forma condensed consolidated combined statement of operations as they are directly related to the business combination and will be nonrecurring.

h.
Represents an adjustment to reflect that at the time of issuance, certain of Silver Run's Class A Common Stock was subject to a possible redemption and, as such, an amount of $478.8 million was classified as redeemable equity in Silver Run's historical consolidated balance sheet as of June 30, 2016. Under the assumption that none of the public stockholders elect to have Silver Run redeem these shares in connection with the business combination, the shares are no longer

2. Pro Forma Adjustments and Assumptions (Continued)

  redeemable and have been reclassified from redeemable equity to additional paid in capital and Class A Common Stock, $0.0001 par value.

i.
Represents the fair value of the non-controlling interest (NCI) attributable to the Centennial Contributors. NCI is the portion of equity (net assets) in a subsidiary not attributable, directly or indirectly, to Silver Run. In a business combination, the NCI is recognized at its acquisition- date fair value in accordance with ASC 805.

j.
Represents an adjustment to eliminate CRP historical members' equity in conjunction with the completion of the business combination.

k.
Represents the automatic conversion of Class B Common Stock to Class A Common Stock on a one-for-one basis in accordance with Silver Run's amended and restated certificate of incorporation upon the Closing.

l.
Represents the 20,000,000 shares of Class C Common Stock issued to the Centennial Contributors. Holders of Class C Common Stock will have the right to vote on all matters properly submitted to a vote of the Silver Run stockholders, but will not be entitled to any dividends or any distributions in liquidation from Silver Run. The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of Class A Common Stock, or at CRP's option, an equivalent amount of cash. Upon redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled.

m.
Reflects an adjustment for the additional paid in capital associated with the issuance of 101,005,000 shares of Class A Common Stock at a price of $10.00 per share in the Private Placements, which will result in an aggregate of $1,003,990,000, net of estimated fees and expenses, which is reflected as an adjustment to additional paid in capital. Also includes an adjustment of $10,000 for the par value of the Class A Common Stock associated with the issuance of new shares attributable to the Private Placements.

n.
Assuming Illustrative Redemption: This scenario assumes that 47.9 million shares of Class A Common Stock are redeemed from the public stockholders, resulting in an aggregate payment of $478.8 million out of the Trust Account. In the event that any public stockholders elect to have Silver Run redeem their shares of Class A Common Stock, the Riverstone private investors have agreed to purchase additional shares of Class A Common Stock from us at $10.00 per share to offset such redemptions. As a result, the reduction in the Trust Account of $478.8 million is assumed to result in Silver Run issuing an additional 47.9 million shares of Class A Common Stock to the Riverstone private investors as part of the Riverstone Private Placement, and the illustrative redemption scenario does not result in any pro forma adjustments to the unaudited pro forma condensed consolidated combined balance sheet or the respective cash and cash equivalents, common stock, additional paid in capital, pro forma shares outstanding or earnings per share line items.

COMPARATIVE SHARE INFORMATION

        The following table sets forth selected historical equity ownership information for Silver Run and CRP and unaudited pro forma condensed consolidated combined per share ownership information of Silver Run after giving effect to the business combination, assuming two redemption scenarios as follows:

  •
  Assuming No Redemptions:  This scenario assumes that no shares of Class A Common Stock are redeemed from the public stockholders.

  •
  Assuming Illustrative Redemption:  This scenario assumes that approximately 47.9 million shares of Class A Common Stock are redeemed (an amount such that our net tangible assets would not be less than $5,000,001), resulting in an aggregate payment of approximately $478.8 million out of the Trust Account. The Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from Silver Run at $10.00 per share to offset such redemptions on a share-for-share basis.

        The pro forma book value, net income (loss) and cash dividends per share information reflects the Transactions as if they had occurred on June 30, 2016.

        The historical information should be read in conjunction with the sections entitled "Selected Historical Consolidated Financial Information of Silver Run" and "Selected Historical Financial Information of CRP" and the historical consolidated and combined financial statements of Silver Run and CRP and the related notes thereto included elsewhere in this proxy statement. The unaudited pro forma condensed consolidated combined per share data are presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the Transactions had been completed as of the date indicated or will be realized upon the completion of the Transactions.

	Silver Run	CRP	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Illustrative Redemption)
	(in thousands, except per share amounts)
Book value per share(1)	$0.34	$0.00	$9.03	$9.03
Basic net income (loss) per common share	$0.00	$0.00	$(0.02)	$(0.02)
Diluted net income (loss) per common share	$0.00	$0.00	$(0.02)	$(0.02)
Cash dividends per share	$0.00	$0.00	$0.00	$0.00

(1)
Book value per share = (Total equity)/shares outstanding.

 CAPITALIZATION

        The following table sets forth:

  •
  the capitalization of each of Silver Run and CRP on an unaudited, historical basis as of June 30, 2016, and

  •
  the capitalization of Silver Run on a pro forma basis as of June 30, 2016, after giving effect to the Transactions and assuming (i) that no shares of Class A Common Stock are redeemed and (ii) that approximately 47.9 million shares of Class A Common Stock are redeemed.

        Please refer to the historical financial statements of Silver Run and CRP and the related notes included elsewhere in this proxy statement, as well as the section entitled "Unaudited Pro Forma Condensed Consolidated Combined Financial Information."

	June 30, 2016
			Pro Forma
	Historical
			Assuming No Redemptions	Assuming Illustrative Redemptions(1)
	Silver Run	CRP
	(in thousands)
Cash and cash equivalents	$779	$684	$100,966	$100,966
Investment held in trust	500,297	—	—	—

	$501,076	$684	$100,966	$100,966

Long-term debt, including current portion
Deferred underwriting compensation	$17,500	$—	$—	$—
Term loan, net of unamortized deferred financing costs	—	64,724	$—	$—
Revolving credit facility(2)	—	124,000	—	—

Total long-term debt, including current portion	$17,500	$188,724	$—	$—

Class A Common Stock, subject to possible redemption	$478,772	$—	$—	$—
Owners' equity	—	420,270	—	—
Stockholders' equity	5,000	—	1,476,222	1,476,222

Total stockholders' and owners' equity	$5,000	$420,270	$1,476,222	$1,476,222

Total capitalization	$501,272	$608,994	$1,476,222	$1,476,222

(1)
The Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock at $10.00 per share to offset any redemptions of public shares.

(2)
Prior to the consummation of the business combination, Silver Run and CRP intend to amend the credit agreement to permit the business combination and to increase the aggregate commitments thereunder, and that all outstanding indebtedness of CRP will be repaid at the Closing. As of June 30, 2016, net of cash, CRP had $188.3 million of borrowings outstanding under its credit agreement.

 SPECIAL MEETING OF SILVER RUN STOCKHOLDERS

General

        Silver Run is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on                    , 2016, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about                    , 2016. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

        The special meeting will be held at                , Central Daylight Time, on                    , 2016, at                , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

        You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Silver Run Common Stock at the close of business on                    , 2016, which is the record date for the special meeting. You are entitled to one vote for each share of Silver Run Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 62,500,000 shares of Class A Common Stock and Class B Common Stock outstanding in the aggregate, of which 50,000,000 were shares of Class A Common Stock and 12,500,000 were founder shares held by our Sponsor and our independent directors.

Vote of the Sponsor, Directors and Officers of Silver Run

        In connection with the IPO, Silver Run entered into agreements with each of its Sponsor, directors and officers pursuant to which each agreed to vote any shares of Class A Common Stock or Class B Common Stock owned by them in favor of the Business Combination Proposal.

        Our Sponsor, directors and officers have waived any redemption rights, including with respect to shares of Class A Common Stock purchased in our IPO or in the aftermarket, in connection with the business combination. The founder shares held by the Sponsor have no redemption rights upon Silver Run's liquidation and will be worthless if no business combination is effected by us by February 28, 2018. However, our Sponsor is entitled to redemption rights upon our liquidation with respect to any shares of Class A Common Stock it may own.

Quorum and Required Vote for Proposals for the Special Meeting

        A quorum of Silver Run stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote and actually cast thereon at the special meeting, voting as a single class. Approval of the Charter Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting, voting as a single class. Accordingly, a stockholder's failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares of Class A Common Stock and Class B Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Business Combination Proposal, the NASDAQ Proposal, the LTIP Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Charter Proposals.

        The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal at the special meeting. The Charter Proposals and the LTIP Proposal are conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

Recommendation to Silver Run Stockholders

        After careful consideration, the Silver Run board of directors recommends that Silver Run stockholders vote "FOR" each Proposal being submitted to a vote of the Silver Run stockholders at the special meeting.

        For a more complete description of Silver Run's reasons for the approval of the business combination and the recommendation of the Silver Run board of directors, see the section entitled "Proposal No. 1—The Business Combination Proposal—Silver Run's Board of Directors' Reasons for the Approval of the Business Combination."

Voting Your Shares

        Each share of Class A Common Stock and each share of Class B Common Stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of Class A Common Stock and Class B Common Stock that you own. There are several ways to vote your shares of Class A Common Stock and Class B Common Stock:

  •
  You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your "proxy", whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Class A Common Stock or Class B Common Stock will be voted as recommended by the board of directors. The board of directors recommends voting "FOR" the Business Combination Proposal, "FOR" the Charter Proposals, "FOR" the NASDAQ Proposal, "FOR" the LTIP Proposal and "FOR" the Adjournment Proposal.

  •
  You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of Class A Common Stock or Class B Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Class A Common Stock or Class B Common Stock.

Revoking Your Proxy

        If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

  •
  you may send another proxy card with a later date;

  •
  you may notify Silver Run's secretary, in writing, before the special meeting that you have revoked your proxy; or

  •
  you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

        The special meeting has been called to consider only the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal, the LTIP Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting Your Shares or Warrants

        If you have any questions about how to vote or direct a vote in respect of your shares of Class A Common Stock or Class B Common Stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200 (banks and brokerage firms, please call collect: (203) 658-9400).

Redemption Rights

        Under our Charter, any holders of our Class A Common Stock may elect that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable, calculated as of two (2) business days prior to the consummation of the business combination. If demand is properly made and the business combination is consummated, these shares, immediately prior to the business combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of our IPO (calculated as of two (2) business days prior to the consummation of the business combination, less franchise and income taxes payable). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of June 30, 2016 of approximately $500,296,824, the estimated per share redemption price would have been approximately $10.00.

        In order to exercise your redemption rights, you must:

  •
  if you hold your shares of Class A Common Stock through units, elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

  •
  check the box on the enclosed proxy card to elect redemption;

  •
  check the box on the enclosed proxy card marked "Stockholder Certification" if you are not acting in concert or as a "group" (as defined in Section 13(d)(3) of the Exchange Act) with any other stockholder with respect to shares of Class A Common Stock;

  •
  prior to 5:00 p.m., Eastern Daylight time, on                    , 2016 (two (2) business days before the special meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, to the attention of Mark Zimkind at 17 Battery Place, New York, New York 10004, or by email at mzimkind@continentalstock.com; and

  •
  deliver your shares of Class A Common Stock either physically or electronically through DTC to the transfer agent at least two (2) business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Silver Run's understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Silver Run does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Class A Common Stock as described above, your shares will not be redeemed.

        Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the business combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the phone number or address listed above.

        Holders of outstanding units of Silver Run must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units.

        If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC's DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

        Prior to exercising redemption rights, stockholders should verify the market price of our Class A Common Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Silver Run cannot assure you that you will be able to sell your shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Common Stock when you wish to sell your shares.

        If you exercise your redemption rights, your shares of Class A Common Stock will cease to be outstanding immediately prior to the business combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of Silver Run following the business combination, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

        If the business combination is not approved and we do not consummate a "business combination" (as defined in the Charter) by February 28, 2018, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public stockholders and our warrants will expire worthless.

Appraisal Rights

        Appraisal rights are not available to holders of shares of our Common Stock in connection with the business combination.

Proxy Solicitation Costs

        Silver Run is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Silver Run and its directors, officers and employees may also solicit proxies in person. Silver Run will file with the SEC all scripts and other electronic communications as proxy soliciting materials. Silver Run will bear the cost of the solicitation.

        Silver Run has hired Morrow Sodali to assist in the proxy solicitation process. Silver Run will pay that firm a fee of $25,000, plus disbursements. Silver Run will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Silver Run will reimburse them for their reasonable expenses.

PROPOSAL NO. 1—THE BUSINESS COMBINATION PROPOSAL

        We are asking our stockholders to approve and adopt the Contribution Agreement and the transactions contemplated thereby (the "business combination"). Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Contribution Agreement, a composite copy of which is attached as Annex A to this proxy statement. Please see the subsection entitled "The Contribution Agreement" below for additional information and a summary of certain terms of the Contribution Agreement. You are urged to read carefully the Contribution Agreement in its entirety before voting on this proposal.

        Because we are holding a special meeting of stockholders to vote on the business combination, we may consummate the business combination only if it is approved by the affirmative vote of the holders of a majority of the shares of our Class A Common Stock and Class B Common Stock that are voted at the special meeting, voting as a single class.

The Contribution Agreement

        This subsection of the proxy statement describes the material provisions of the Contribution Agreement, but does not purport to describe all of the terms of the Contribution Agreement. The following summary is qualified in its entirety by reference to the complete text of the Contribution Agreement, a composite copy of which is attached as Annex A hereto. You are urged to read the Contribution Agreement in its entirety because it is the primary legal document that governs the business combination.

        The Contribution Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Contribution Agreement (or, with respect to Silver Run, on the date we enter into a joinder agreement and agree to be bound by the terms of the Contribution Agreement) or other specific dates. The assertions embodied in those representations, warranties and covenants were made and will be made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Contribution Agreement. The representations, warranties and covenants in the Contribution Agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the "Schedules," which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision.

General Description of the Contribution Agreement

        On July 6, 2016, the Centennial Contributors, CRP and NewCo entered into the Contribution Agreement, pursuant to which, among other things, and subject to the terms and conditions contained in the Contribution Agreement, NewCo has agreed to acquire approximately 89% of the outstanding membership interest in CRP. The parties entered into Amendment No. 1 to Contribution Agreement on July 29, 2016. Under the terms of the Contribution Agreement, without the prior written consent of the other parties thereto, NewCo may assign, in whole or in part, its obligations thereunder to Silver Run or any of NewCo's affiliates formed for the purpose of making a capital contribution to CRP or Silver Run (any such assignee, upon execution of a joinder agreement to the Contribution Agreement, a "Riverstone Assignee"). On July 21, 2016, we and NewCo entered into an Agreement to Assign (the "Agreement to Assign") pursuant to which NewCo has agreed to assign to us, and we have agreed to assume, all of its rights and obligations under the Contribution Agreement, subject to approval of the Contribution Agreement and the business combination by our stockholders. Any references in the Contribution Agreement to NewCo will include Silver Run after Silver Run executes a joinder agreement to be bound under the Contribution Agreement, and Silver Run will have all of the rights and benefits accruing to NewCo under the Contribution Agreement after it acquires CRP. The summary of the Contribution Agreement in this "—The Contribution Agreement" subsection assumes that NewCo's rights and obligations under the Contribution Agreement are assigned to us.

        We have agreed to provide our stockholders with the right to redeem shares of Class A Common Stock in conjunction with a stockholder vote on the business combination. We have further agreed (i) not to terminate or withdraw such redemption rights other than in connection with a valid termination of the Contribution Agreement and (ii) extend such period for public stockholders to exercise their redemption rights for any period required by any rule, regulation, interpretation or position of the SEC or NASDAQ. Please see "—Redemption Rights" below.

Consideration; Deposit

        Upon the terms and subject to the satisfaction or written waiver of the conditions contained in the Contribution Agreement, at the closing of the business combination (the "Closing"):

  •
  we will contribute to CRP cash in an amount equal to the net cash proceeds received by Silver Run pursuant to the Transactions, plus the amount of funds from the Trust Account and minus any deferred expenses payable by Silver Run at closing to the underwriters in the IPO,

  •
  CRP will distribute to the Centennial Contributors cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election described in "—Centennial Cash Election" below (the "Cash Consideration") in partial redemption of the Centennial Contributors' membership interests in CRP (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election), and

  •
  we and the Centennial Contributors will effect a recapitalization of CRP (the "Recapitalization") pursuant to which (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests will be converted into 20,000,000 units representing common membership interests in CRP (the "CRP Common Units" and such consideration, the "Equity Consideration") and (2) we will be admitted as a member of CRP and issued such number of CRP Common Units as is equal to the number of shares of Class A Common Stock outstanding following the consummation of the Transactions.

        Notwithstanding anything in the Contribution Agreement to the contrary, if immediately prior to the Closing, (i) we are ready, willing and able to make a cash contribution to CRP of not less than $1,375,000,000 and (ii) after giving effect to all cash contributions that we are ready, willing and able to make to CRP at the Closing, CRP would not have sufficient cash as of the Closing to distribute the Cash Consideration in full to the Centennial Contributors as set forth in the second bullet above, then the Centennial Contributors will have the right to elect to either (x) cause CRP to terminate the Contribution Agreement and receive the Deposit (as defined below) or (y) cause CRP to distribute the maximum amount of cash available to CRP at Closing as a distribution of the Cash Consideration to the Centennial Contributors and to issue to each Centennial Contributor a promissory note, with such notes having an aggregate principal amount equal to the difference between the Cash Consideration and the actual aggregate amount of cash available for distribution to the Centennial Contributors by CRP.

        On the date of the Contribution Agreement, NewCo delivered to Citibank, N.A., as escrow agent, cash in an amount equal to $157,500,000 as an earnest money deposit (together with interest earned thereon, if any, the "Deposit"). The Deposit will be held in an escrow account and will be distributed to NewCo or, at NewCo's election, to any affiliate thereof (including Silver Run) or CRP at or in connection with the Closing. If the Contribution Agreement is terminated by CRP as a result of a Terminable Breach (as defined in "—Termination" below) by us, CRP will have the right to receive the Deposit as liquidated damages. In all other instances in which the Contribution Agreement is validly terminated, NewCo will be entitled to the return of the Deposit.

Guaranty

        In connection with the parties' execution of the Contribution Agreement, Riverstone Global Energy and Power Fund VI, L.P. has agreed to guarantee the payment obligations of NewCo under the Contribution Agreement up to a maximum amount of $1,217,500,000 (the "Guaranty").

Centennial Cash Election

        Promptly following the date of the Contribution Agreement and through the earliest to occur of (A) the date on which Closing occurs (the "Closing Date"), (B) the date of termination of the Contribution Agreement, (C) the date the Centennial Contributors make the Centennial Cash Election (as defined below) and (D) the date the parties agree that the forms of the Equity Documents (as defined below) are finalized and completed, the parties will negotiate in good faith the form of the Fifth Amended and Restated Limited Liability Company Agreement of CRP (the "A&R LLC Agreement") and such other documents and agreements that are contemplated in the Contribution Agreement (including the Registration Rights Agreement (as defined under "Related Agreements—Registration Rights Agreement" below) and certain amendments to Silver Run's organizational documents (collectively, the "Equity Documents"). The Equity Documents will be on terms as are consistent with and do not deviate from those set forth in the Contribution Agreement, and such other reasonable and customary terms as are mutually agreed to by the parties; provided, that such other reasonable and customary terms are not inconsistent with and do not deviate from those set forth in the Contribution Agreement.

        Notwithstanding anything to the contrary in the Contribution Agreement, if the parties have not agreed on the form of Equity Documents by the date that is the earlier to occur of (x) the Silver Run Approval Early Termination Date (as defined under "—Closing of the Business Combination" below) or (y) the date that is 60 days after the date of the Contribution Agreement, then, if the Centennial Contributors so elect (the "Centennial Cash Election") by delivery of written notice (within five days after the earlier to occur of such dates set forth in clauses (x) and (y)) to us, the amount of the "Cash Consideration" will include the additional $200,000,000 in cash. As a result, the Centennial Contributors would not be members of CRP after the Closing.

        If the parties acknowledge and agree that the Equity Documents are finalized and completed, then (i) the Centennial Contributors will be deemed to have waived their right to make the Centennial Cash Election and (ii) the Equity Documents may be subject to changes, revisions or modifications agreed to by us; provided, that no such changes, revisions or modifications that have an adverse effect on the rights or reasonably expected economic benefits of the Centennial Contributors, or impose any additional restrictions or requirements to make any out-of-pocket expenditure or other financial obligations on the Centennial Contributors, in each case set forth in the agreed forms of Equity Documents may be made without the prior written consent of the Centennial Contributors.

Closing of the Business Combination

        The Closing will take place at 9:00 a.m., Houston, Texas time, (x) on a date that is two business days or (y) on such other date as we and the Centennial Contributors may agree in writing, following the occurrence of both: (i) the termination of the Silver Run Approval Period (as defined below) and (ii) the satisfaction or (to the extent permitted by applicable law) waiver in accordance with the Contribution Agreement of all of the conditions set forth therein (other than any conditions which by their nature cannot be satisfied until the Closing Date, which will be required to be so satisfied or (to the extent permitted by applicable law) waived in accordance with the Contribution Agreement on the Closing Date).

        The "Silver Run Approval Period" commenced on July 7, 2016 and ends on the earliest to occur of (i) the first business day that is 95 days after the commencement of the Silver Run Approval Period, which is October 10, 2016, (ii) if the parties have acknowledged and agreed that the Equity Documents are finalized and completed, the completion of a vote of Silver Run's stockholders with respect to the business combination, whether such vote is in favor or against the same, or (iii) the tenth day following the delivery of written notice by us to CRP of an election to terminate the Silver Run Approval Period (the "Silver Run Approval Early Termination Date").

Material Adverse Effect

        Under the Contribution Agreement, certain representations and warranties of the Centennial Contributors, CRP and Silver Run are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Contribution Agreement, a "Material Adverse Effect" means, with respect to any person, any occurrence, condition, change, event or effect that (i) has had, is or is reasonably likely to result in, a material adverse effect to the financial condition, business or results of operations of such person and its subsidiaries, taken as a whole, or (ii) prevents or materially delays or impairs the ability of such person (and its subsidiaries, if applicable) to consummate the business combination; provided, however, that in no event will any of the following constitute a Material Adverse Effect pursuant to clause (i): (A) any occurrence, condition, change, event or effect resulting from or relating to changes in general economic or financial market conditions; (B) any occurrence, condition, change (including changes in applicable law), event or effect that generally affects the oil and gas exploration and production industry generally (including changes in commodity prices, general market prices and regulatory changes affecting such industry generally); (C) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any natural disasters and acts of terrorism (but not any such event resulting in any damage or destruction to or loss of such person's physical properties to the extent such change or effect would otherwise constitute a Material Adverse Effect); (D) any failure to meet internal estimates, projections or forecasts (it being understood that the underlying cause of any such failure, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur); (E) any occurrence, condition, change, event or effect resulting from or relating to the announcement or pendency of the business combination; (F) any change in U.S. generally accepted accounting principles ("GAAP"), or in the interpretation thereof, as imposed upon such person, its subsidiaries or their respective businesses or any change in applicable law, or in the interpretation thereof and (G) with respect only to Silver Run, any change in the trading prices or trading volume of the equity securities of Silver Run (it being understood that any underlying cause of such change in the trading prices or trading volume of the equity securities of Silver Run, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur); provided, further, that in the case of the foregoing clauses (A), (B) and (C), except to the extent that any such matters have a disproportionate and materially adverse effect on the business of CRP and its subsidiaries (taken as a whole) relative to other businesses in the industries in which CRP and its subsidiaries operate. Notwithstanding the foregoing, when the term "Material Adverse Effect" is used with respect to any Centennial Contributor, it means any occurrence, condition, change, event or effect that prevents or materially delays or impairs the ability of such Centennial Contributor to consummate the business combination.

Conditions to Closing of the Business Combination

  Conditions to Each Party's Obligation to Consummate the Business Combination

        The respective obligations of each party to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived jointly by the parties, in whole or in part, to the extent permitted by applicable law:

  •
  if applicable, any waiting period applicable to the business combination under The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), must have been terminated or shall have expired; and

  •
  no governmental entity having jurisdiction over any party must have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the business combination and no law must have been adopted that makes consummation of the business combination illegal or otherwise prohibited.

  Conditions to Our Obligations to Consummate the Business Combination

        Our obligations to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived exclusively by Silver Run, in whole or in part, to the extent permitted by applicable law:

  •
  the representations and warranties of the Centennial Contributors and CRP set forth in the Contribution Agreement must be true and correct as of the date of the Contribution Agreement and as of the Closing Date, as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality," "Company Material Adverse Effect" or "Centennial Contributor Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or Centennial Contributor Material Adverse Effect, as applicable;

  •
  CRP and the Centennial Contributors must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by such entity under the Contribution Agreement on or prior to the Closing;

  •
  we must have received a certificate of CRP signed by an executive officer of CRP and the Centennial Contributors, as applicable, dated the Closing Date, confirming that the conditions in the first and second bullets above have been satisfied;

  •
  since the date of the Contribution Agreement, there must not have been a Material Adverse Effect on CRP; and

  •
  CRP and each Centennial Contributor must have delivered, or must stand ready to deliver, the closing deliveries required to be delivered under the Contribution Agreement.

  Conditions to CRP's and the Centennial Contributors' Obligations to Consummate the Business Combination

        The obligations of CRP and the Centennial Contributors to consummate the business combination are subject to the satisfaction at or prior to the Closing of the following additional conditions, any or all of which may be waived exclusively by CRP, in whole or in part, to the extent permitted by applicable law:

  •
  the representations and warranties of Silver Run set forth in the Contribution Agreement must be true and correct as of the date of the assignment by NewCo of its rights and obligations under the Contribution Agreement to Silver Run and as of the Closing Date, as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Silver Run Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect;

  •
  Silver Run must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under the Contribution Agreement at or prior to the Closing;

  •
  CRP and the Centennial Contributors must have received a certificate of Silver Run signed by an executive officer of Silver Run, dated the Closing Date, confirming that the conditions in the first and second bullets above have been satisfied;

  •
  the Class A Common Stock to be issued pursuant to the A&R LLC Agreement must have been approved for listing on NASDAQ, subject only to official notice of issuance thereof;

  •
  the Silver Run stockholder approval of the Business Combination Proposal and the NASDAQ Proposal must have been obtained;

  •
  the redemption of our Class A Common Stock as described under "—Redemption Rights" below must have been completed in accordance with the terms of Silver Run's organizational documents and the relevant offering documents;

  •
  the Class C Charter Proposal must have received such approval of Silver Run's stockholders as is required by Silver Run's organizational documents and applicable law, and Silver Run must have adopted the amendments to the Charter contemplated thereby;

  •
  as of the Closing, no more than 12,500,000 shares of Class B Common Stock shall be issued and outstanding;

  •
  any other transactions, authorizations or approvals set forth in this proxy statement must have been obtained or consummated, as applicable; and

  •
  Silver Run must have delivered, or must stand ready to deliver, the closing deliveries required to be delivered under the Contribution Agreement.

Representations and Warranties

        Under the Contribution Agreement, CRP made customary representations and warranties relating to: organization, good standing and power; capital structure; authority; no violations; consents and approvals; governmental consents; SEC documents and financial statements; absence of certain changes or events; no undisclosed material liabilities; permits and compliance with applicable laws; litigation; compensation and benefits; labor matters; taxes; intellectual property; labor matters; intellectual property; real property; oil and gas matters; environmental matters; material contracts; derivative transactions; insurance; brokers; related party transactions and information supplied.

        Under the Contribution Agreement, the Centennial Contributors made customary representations and warranties relating to: organization, good standing and power; authority; no violations; consents and approvals; governmental consents; ownership of membership interests in CRP; brokers; accredited investor status and investment intent and tax matters.

        Upon NewCo's assignment of its rights and obligations under the Contribution Agreement to Silver Run, Silver Run will make customary representations and warranties relating to: organization, standing and power; capital structure; authority; no violations; consents and approvals; governmental consents; SEC documents; information supplied; absence of certain changes or events; no indebtedness; compliance with applicable laws; litigation; certain contracts and arrangements; solvency; board approval; vote required; listing; trust account and tax matters.

Covenants of the Parties

  Covenants of CRP

        CRP made certain covenants under the Contribution Agreement, including, among others, the following:

  •
  Subject to certain exceptions, CRP agrees that, until the earlier of the Closing and the termination of the Contribution Agreement, it will, and will cause each of its subsidiaries to, conduct its businesses in the ordinary course and will use commercially reasonable efforts to preserve intact its present business organization, maintain in effect material oil and gas properties and permits of CRP and its subsidiaries, retain CRP's current officers, and preserve its relationships with its key customers and suppliers.

  •
  Subject to certain exceptions, CRP agrees that, until the earlier of the Closing and the termination of the Contribution Agreement, CRP will not, and will cause its subsidiaries not to:

  •
  (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding interests in CRP or its subsidiaries except for dividends and distributions by a direct or indirect wholly owned subsidiary of CRP to CRP or a direct or indirect wholly owned subsidiary of CRP and, with respect to CRP, tax distributions in the ordinary course of business; (B) split, combine or reclassify any interests in CRP or any of its subsidiaries; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any interests in CRP, except as required by the terms of any interest of a subsidiary, as such terms are in effect as of the date hereof;

  •
  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any interests in CRP or any of its subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such interests, other than issuances by a wholly-owned subsidiary of CRP of such subsidiary's interests to CRP or any other wholly-owned subsidiary of CRP;

  •
  amend or propose to amend CRP's or any of its subsidiary's organizational documents;

  •
  (A) merge, consolidate, combine or amalgamate with any person other than another wholly-owned subsidiary of CRP, (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof or (C) make any loans, advances or capital contributions to, or investments in, any person (other than CRP or any of its wholly-owned subsidiaries);

  •
  sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any material portion of its assets or properties;

  •
  consummate, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of CRP or any of its subsidiaries;

    •
    change in any material respect their material accounting principles, practices or methods, except as required by GAAP or statutory accounting requirements;

    •
    (A) make or rescind any material tax election, (B) settle or compromise any material tax proceeding or (C) change in any material respects any of its methods of reporting income or deductions for income tax purposes from those employed in the preparation of its income tax returns that have been filed for prior taxable years;

    •
    (A) grant any increases in the compensation (including bonuses) or benefits payable or to become payable to any of its directors, officers, employees or independent contractors; (B) enter into any new, or amend any existing, employment, retention, change in control or severance or termination agreement with any director, officer, employee or independent contractor; (C) terminate, establish or become obligated under any collective bargaining agreement or any material employee benefit plan, or amend any such plan or arrangement if such amendment would have the effect of materially enhancing any benefits or increasing the costs of providing benefits thereunder; (D) fund (or agree to fund) any compensation or benefits, including through a "rabbi" or similar trust; (E) hire any new employee or independent contractor or terminate (other than for cause) the employment or service relationship of any employee or independent contractor, or (F) with respect to CRP and its subsidiaries, allow any of the Centennial Contributors or any of their affiliates or Insperity PEO Services, L.P. ("PEO") (excluding changes to any employee benefit plan sponsored or maintained by PEO (a "PEO Benefit Plan") that apply to employees of CRP, its subsidiaries or Centennial Resource Management, LLC (the "Management Company") and other similarly situated employees or co-employees of PEO) to do any of the foregoing; in each of (A) through (F), other than as required by applicable law or the existing terms of an employee benefit plan or PEO Benefit Plan;

    •
    incur, create or assume any debt or guarantee debt of another person or create any encumbrances on any property or assets of CRP or any of its subsidiaries in connection with any debt thereof, other than permitted encumbrances;

    •
    (A) enter into any contract that would be material to CRP other than in the ordinary course of business consistent with past practice, or (B) modify, amend, terminate or assign, waive or assign any material right or benefit under, any contract that would be material to CRP other than in the ordinary course of business consistent with past practice;

    •
    settle or offer or propose to settle, any proceeding (other than a tax proceeding) involving the payment of monetary damages by CRP or any of its subsidiaries of any amount exceeding $1,000,000 in the aggregate; provided, however, that neither CRP nor any of its subsidiaries will settle or compromise any proceeding if such settlement or compromise (A) involves a material conduct remedy or material injunctive or similar relief or (B) involves an admission of criminal wrongdoing by CRP or any of its subsidiaries;

    •
    authorize or make capital expenditures that are in the aggregate greater than $130,000,000, except for capital expenditures to repair damage resulting from insured casualty events where there is a reasonable basis for a claim of insurance or made in response to any emergency, whether caused by war, terrorism, weather events, public health events, outages or otherwise;

    •
    fail to use reasonable best efforts to maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present;

    •
    take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the business combination;

    •
    enter into or amend certain related party transactions, other than in the ordinary course of business consistent with past practice; or

    •
    agree or commit to take any action that is prohibited by the foregoing.

  •
  Prior to Closing, CRP will cause to be put in place and will fully prepay a "tail" directors' and officers' liability insurance policy from an insurance carrier with the same or better credit rating as CRP's current insurance carrier with a claims period of at least six years from the Closing.

  •
  Prior to the Closing and in connection with (i) Silver Run's preparation of this proxy statement, any other filing required to be made by Silver Run with the SEC under the Exchange Act or any responses to any comments from the SEC relating to the proxy statement or other required filings, (ii) any proposal by NewCo to assign its rights and obligations under the Contribution Agreement to Silver Run or (iii) any financing activities of Silver Run or CRP, CRP will use its reasonable best efforts to provide to NewCo and Silver Run, and will cause each of its subsidiaries and legal, accounting and other representatives to use their reasonable best efforts to provide, all cooperation reasonably requested by NewCo or Silver Run that is customary in connection with, as applicable, (x) the preparation of this proxy statement and such other filings or responses to SEC comments, (y) completing any financing activities or (z) obtaining such consents as are required to be obtained under CRP's revolving credit facility and any other debt of CRP or any of its subsidiaries that would become due and payable at the Closing as a result of the consummation of the business combination (or obtaining new replacement debt financing to replace such debt).

  •
  Prior to Closing, CRP will not undertake any "testing-the-waters" communications under Section 5(d) of the Securities Act and will not file any amendments to CRP's Registration Statement on Form S-1 related to its proposed initial public offering.

  •
  For a period of one year following the Closing Date (the "Covered Period"), CRP will (or will cause one of its affiliates to) provide each individual who is employed by CRP, its subsidiaries or the Management Company as of the Closing Date (each, a "Continuing Employee") and who remains employed by CRP or one of its affiliates with:

  •
  base compensation (salary or wages, as applicable) at a rate that is no less favorable than in effect for such Continuing Employee immediately prior to the Closing Date;

  •
  an annual bonus for 2016 that is no less than the annual bonus paid to the Continuing Employee for 2015; and

  •
  other compensation and employee benefits that are substantially comparable in the aggregate to those in effect for such Continuing Employee immediately prior to the Closing Date through employee benefit plans.

    During the Covered Period, the Continuing Employees will generally be given credit under the employee benefit plans in which the Continuing Employees participate for such Continuing Employees' service to CRP, any of its subsidiaries, or the Management Company through the time immediately prior to the Closing Date. In addition, CRP will generally (i) waive any pre-existing condition limitations, waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare employee benefit plan to the extent such conditions, periods or requirements were satisfied or waived under the corresponding employee benefit plan prior to the Closing Date and (ii) recognize deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing Date for which payment has been made.

  •
  If a Continuing Employee's employment with CRP or one of its affiliates, as applicable (each, a "Continuing Employer"), is terminated during the 12 month period following the Closing Date (i) by such Continuing Employer without cause or (ii) by such Continuing Employee for "Good Reason" (defined by reference to the safe harbor contained under Treas. Reg. §§ 1.409A-1(n)(2)(ii)(A) and (C) as it applies to the Continuing Employee immediately prior to the Closing Date), the Continuing Employer will provide severance to such Continuing Employee in an amount equal to the sum of (i) one year of such Continuing Employee's base compensation (salary or wages, as applicable) and (ii) the Continuing Employee's annual bonus opportunity for the calendar year in which the date of termination occurs.

  Covenants of the Centennial Contributors

        Each Centennial Contributor made certain covenants under the Contribution Agreement, including, among others, the following:

  •
  Prior to the Closing, no Centennial Contributor will take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the business combination.

  •
  For a period of nine months following the Closing Date, each Centennial Contributor will, and will cause any person controlled by CRD or Natural Gas Partners and for which any member of CRP's current senior management serves as a director, manager, member or other equity holder or as an officer, employee, consultant or other service provider (a "Senior Management Entity"), not to, directly or indirectly, acquire or evaluate the acquisition of any interest in any oil and gas property the applicable outside surface boundaries of which are located adjacent to any applicable outside surface boundary of any oil and gas property owned by CRP or any of its subsidiaries as of the Closing Date (an "Adjacent Oil and Gas Property"); provided, however, that any Centennial Contributor or Senior Management Entity may undertake an acquisition or series of related acquisitions of oil and gas properties that include Adjacent Oil and Gas Properties if the value allocable to the Adjacent Oil and Gas Properties is less than 20% of the aggregate value of the oil and gas properties that are the subject of such acquisition or series of related acquisitions. In addition, any action taken by Natural Gas Partners with respect to a Senior Management Entity that would result in a breach of the covenant if taken by a Centennial Contributor is deemed to be an action of and breach of the covenant by the Centennial Contributors.

  •
  For a period of two years after Closing, each Centennial Contributor agrees to keep certain information of CRP confidential and not use or disclose such confidential information in any manner whatsoever except as permitted by the Contribution Agreement.

        In addition, CRD agreed to contribute all of the issued and outstanding interests in the Management Company to CRP prior to the Closing.

  Covenants of Silver Run

        Prior to Closing, Silver Run will not take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the business combination.

  Mutual Covenants

        Each party made certain mutual covenants under the Contribution Agreement, including, among others, the following:

  •
  Prior to Closing, each party will (and will cause its subsidiaries to) afford to the other parties and their representatives reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of such party and its subsidiaries and to their books, records, contracts and documents and will furnish reasonably promptly to the other parties and its representatives information concerning its and its subsidiaries' business, properties, contracts, records and personnel as may be reasonably requested by the other parties.

  •
  Each of the parties will (i) use reasonable best efforts to cooperate with each other in timely making all filings required under the Contribution Agreement to complete the business combination, (ii) use reasonable best efforts to cooperate with each other in timely making all other filings with, and timely seeking all other consents, permits, authorizations or approvals from, governmental entities as necessary or appropriate to consummate the business combination, and (iii) supply to any governmental entity as promptly as practicable any additional information or documents that may be requested.

  •
  The parties will cooperate and use their reasonable best efforts to defend against and respond to any proceeding by any governmental entity that questions the validity or legality of the business combination or seeks damages in connection therewith.

  •
  The parties will cooperate as and to the extent reasonably requested by the other parties, in connection with the filing of tax returns and any tax audit, litigation or other proceeding.

Transaction Expenses

        Under the Contribution Agreement, CRP agreed to pay all of its own expenses and the expenses of each Centennial Contributor and Silver Run, in each case incident to preparing for, entering into and carrying out the Contribution Agreement and the consummation of the business combination, provided that, in connection with the Closing, the Centennial Contributors will pay the amount of any fees or commissions owed by CRP to any broker or investment banker as a result of the consummation of the business combination.

Survival of Representations, Warranties and Covenants

        Except for certain covenants with respect to the recapitalization of CRP, access to information, employee matters, indemnification of directors and officers, tax matters, non-competition and transaction expenses, the representations, warranties and covenants of the parties contained in the Contribution Agreement will not survive the Closing. After the Closing, no party to the Contribution Agreement will have any liability to any other party, except in the case of fraud or with respect to claims related to covenants which survive the Closing.

Release of Claims

  Centennial Contributors

        Under the terms of the Contribution Agreement, following Closing, each Centennial Contributor agrees not to raise any objection or bring any proceeding in connection with the allocations to such Centennial Contributors of the Cash Consideration and the Equity Consideration.

        Additionally, the Centennial Contributors agree to waive and release, on behalf of itself and each of its controlled affiliates (other than CRP and its subsidiaries) and each of their respective past, present and future stockholders, partners, members and representatives and each of their respective successors and assigns (collectively, its "Related Persons"), to the fullest extent permitted by law, any and all proceedings, causes of action, damages, judgments, liabilities and rights against CRP and each of its subsidiaries and past, present and future members, affiliates and representatives (collectively, the "Company Related Persons"), that such Centennial Contributor or any of its Related Persons has ever had, may now or in the future have to the extent arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to CRP, its subsidiaries or their respective businesses, including pursuant to CRP's existing limited liability company agreement (the "Company LLC Agreement"), arising from or relating to the Recapitalization pursuant to the Contribution Agreement or otherwise, whether in law or in equity, in contract, in tort or otherwise, in any capacity (the "Centennial Contributor Released Claims"). Each Centennial Contributor agrees not to, and to cause its Related Persons not to, assert any proceeding against NewCo or any of its affiliates, CRP or any Company Related Person with respect to the Centennial Contributor Released Claims. The release of the Centennial Contributor Released Claims described herein does not in any way restrict or limit the ability of any Centennial Contributor to exercise or assert any rights or remedies against NewCo, CRP or any Company Related Person that may arise as a result of the ownership by such Centennial Contributor or its Related Persons of any ownership interest in CRP or any of its affiliates from and after the Closing.

  CRP

        Under the terms of the Contribution Agreement, CRP waives and releases, on behalf of itself and its subsidiaries, to the fullest extent permitted by law, any and all proceedings, causes of action, damages, judgments, liabilities and rights against each Centennial Contributor and its Related Persons (other than CRP and its subsidiaries), that CRP or any of its subsidiaries has ever had, may now or in the future have to the extent arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the ownership by each Centennial Contributor of CRP, including pursuant to CRP LLC Agreement (and any breaches thereof), arising from or relating to the Recapitalization pursuant to the Contribution Agreement or otherwise, whether in law or in equity, in contract, in tort or otherwise, in any capacity (the "Company Released Claims"). CRP agrees not to, and to cause its Related Persons not to, assert any proceeding against any Centennial Contributor or any of its Related Persons (other than CRP and its subsidiaries) with respect to CRP Released Claims. The release of CRP Released Claims described herein does not in any way restrict or limit the ability of CRP (or its subsidiaries) to exercise or assert any rights or remedies against any Centennial Contributor or its Related Persons (other than CRP and its subsidiaries) that may arise as a result of the ownership by such Centennial Contributor or its Related Persons (other than CRP and its subsidiaries) of any ownership interest in CRP or any of its affiliates from and after the Closing.

Termination

        The Contribution Agreement may be terminated prior to the Closing, as follows:

  •
  by mutual written consent of CRP and Silver Run;

  •
  by either CRP or Silver Run:

  •
  if any governmental entity of competent jurisdiction has issued any final and non-appealable law, order, decree, ruling or injunction prohibiting the consummation of the business combination; provided, however, neither party may terminate pursuant to the foregoing if the failure to fulfill any material covenant or agreement under the Contribution Agreement by CRP or any Centennial Contributor (in the case of CRP) or Silver Run (in the case of Silver Run) has been the cause of or resulted in the action or event described herein occurring;

    •
    in the event of a breach by any other party of any representation, warranty, covenant or other agreement which (A) would give rise to the failure of a closing condition if it was continuing as of the Closing Date and (B) cannot be or has not been cured by the earlier of 30 days after the giving of written notice to the breaching party of such breach and the basis for such notice, and the End Date (a "Terminable Breach"); provided, however, that the terminating party is not then in Terminable Breach of any representation, warranty, covenant or other agreement; or

    •
    if the business combination is not consummated on or before 5:00 p.m., Houston time, on the date that is 100 days after the date of the Contribution Agreement (the "End Date"); provided, however, neither party may terminate pursuant to the foregoing if the failure to fulfill any material covenant or agreement by CRP or any Centennial Contributor (in the case of CRP) or Silver Run (in the case of Silver Run) has been the cause of or resulted in the failure of the business combination to occur on or before such date.

Amendments

        The Contribution Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Related Agreements

        This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Contribution Agreement, which we refer to as the "Related Agreements," but does not purport to describe all of the terms thereof. The Related Agreements will be filed with the SEC at a future date. Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Agreement to Assign

        On July 21, 2016, we and NewCo entered into the Agreement to Assign, pursuant to which NewCo has agreed to assign to us, and we have agreed to assume, all of its rights and obligations under the Contribution Agreement, subject to the satisfaction or waiver of certain conditions, as described below. Upon the satisfaction or waiver of those conditions, we and NewCo will enter into an assignment and assumption agreement to effect the assignment of NewCo's rights and obligations under the Contribution Agreement to us (the "Assignment Agreement"), and we will enter into a joinder agreement pursuant to which we will agree to be bound to the terms of the Contribution Agreement.

        Conditions to Closing.    Our obligations and the obligations of NewCo to execute the Assignment Agreement are subject to the satisfaction of the following conditions at or prior to the date we enter into the Assignment Agreement (the "Assignment Date"):

  •
  the approval by our stockholders of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal;

  •
  unless waived jointly by the parties and permitted by applicable law, the absence of any order, decree, ruling, injunction or other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Agreement to Assign, including the execution of the Assignment Agreement, and the absence of any law making consummation of the transactions contemplated thereby illegal or otherwise prohibited; and

  •
  the expiration of any applicable waiting period under the HSR Act.

        In addition, the obligations of NewCo to execute the Assignment Agreement are subject to the satisfaction at or prior to the Assignment Date of the following conditions, any or all of which may be waived by NewCo, in whole or in part, to the extent permitted by applicable law:

  •
  our representations and warranties set forth in the Agreement to Assign must be true and correct as of the date made and as of the date of the Assignment Date, as though made on and as of the Assignment Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Silver Run Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on us or materially impair or delay our ability to effectuate the transactions contemplated by the Agreement to Assign; and

  •
  we must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by us under the Agreement to Assign at or prior to the Assignment Date.

        Our obligations to execute the Assignment Agreement are further conditioned on the satisfaction at or prior to the Assignment Date of the following conditions, any or all of which may be waived by us, in whole or in part, to the extent permitted by applicable law:

  •
  the representations and warranties of NewCo set forth in the Agreement to Assign must be true and correct as of the date made and as of the date of the Assignment Date, as though made on and as of the Assignment Date (or, if given as of a specific date, at and as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "NewCo Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on NewCo or materially impair or delay the ability of NewCo to effectuate the transactions contemplated by the Agreement to Assign;

  •
  NewCo must have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under the Agreement to Assign at or prior to the Assignment Date;

  •
  each of the Subscription Agreements (as defined under "—Subscription Agreements" below) must be in full force and effect and the private investors must be ready, willing and able to deliver their commitments under each Subscription Agreement and consummate the other transactions contemplated thereunder; and

  •
  the Riverstone private investors must be ready, willing and able to purchase additional shares of our Class A Common Stock in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for us to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares and pay transaction-related expenses incurred by us.

        Covenants.    Under the Agreement to Assign, among other things, we and NewCo have agreed to cooperate with respect to certain matters related to the filing of this proxy statement and the special meeting. In addition, NewCo has agreed not to assign its rights under the Contribution Agreement to any other person or agree to any amendment thereof, and has agreed to perform all of its covenants under the Contribution Agreement and use reasonable best efforts to cause the satisfaction of all closing conditions thereunder. We have also agreed not to amend any Subscription Agreement, and to perform all our covenants under each Subscription Agreement and use reasonable best efforts to cause the satisfaction of all closing conditions thereunder.

        Termination.    The Agreement to Assign may be terminated by either NewCo or us if, as of the last day of the Silver Run Approval Period, (i) the special meeting has not been held, (ii) the special meeting has been adjourned to a date after the last day of the Silver Run Approval Period, (iii) the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal are not approved by Silver Run stockholders, (iv) the Contribution Agreement has been terminated or (v) the conditions to closing of the transactions contemplated by the Agreement to Assign have not been satisfied or waived.

Consulting Agreements

        In connection with the execution of the Contribution Agreement, the Management Company entered into Consulting Agreements with each of Ward Polzin, George Glyphis, Bret Siepman, Jamie Wheat, Tim Muniz, Sean Smith, Roxy Forst and Terry Sherban (each, a "Consultant"). Pursuant to the Consulting Agreements, each Consultant will provide the Management Company consulting services related to general management services, including but not limited to, accounting, financial management, operations, land services, geological interpretation, leasing and cooperation and support in the matters described in the fourth bullet under "The Contribution Agreement—Covenants of the Parties—Covenants of CRP" (including similar or related matters after the Closing Date). The Management Company will pay each Consultant a consulting fee of $300 per hour, and the Consultant will not provide consulting services in excess of 50 hours per week.

        Term.    The Consulting Agreements are effective as of the Closing Date or the Consultant's earlier termination of employment from the Management Company (the "Effective Date"); provided, however, that the Consulting Agreements will not become effective and will be cancelled and terminated if the Effective Date does not occur on or before the date that is four months after the date of the Consulting Agreements. Subject to the foregoing, the term of each Consultant's engagement under the Consulting Agreements commences on the Effective Date and continues until November 6, 2016 (the "Initial Termination Date"); however, the parties may mutually agree to renew or extend the term of the Consulting Agreements prior to or upon the Initial Termination Date.

        Termination.    The Management Company may terminate the Consulting Agreements for any reason or no reason at all upon written notice to the Consultant. The Consultant may terminate the applicable Consulting Agreement upon 10 days' prior written notice to the Management Company if the Management Company is then in breach of the Consulting Agreement and the breach remains uncured at the end of such 10 day period. The Consulting Agreements will automatically terminate upon Consultant's death.

        Confidential Information.    Under the Consulting Agreements, each Consultant agrees that during the term and until the expiration of the two-year period following the Closing Date, the Consultant will not publish, disseminate or otherwise disclose, directly or indirectly, to any person other than the Management Company, CRP and its subsidiaries (the "Company Parties") and their respective officers, directors and employees, confidential information of CRP Parties or use or enable any third party to use, any such confidential information for Consultant's own personal benefit or for the benefit of anyone other than CRP Parties.

        Non-Compete.    For a period of nine months following the Closing Date, each Consultant also agrees not to, in its capacity as a director, officer, equityholder, employee, consultant or other service provider of any Senior Management Entity, acquire or evaluate the acquisition of any Adjacent Oil and Gas Property; provided, however, that the Consultant in any such capacity may undertake an acquisition or series of related acquisitions of oil and gas properties that include Adjacent Oil and Gas Properties if the value allocable to the Adjacent Oil and Gas Properties is less than 20% of the aggregate value of the oil and gas properties that are the subject of such acquisition or series of related acquisitions.

Amended and Restated Limited Liability Company Agreement of CRP

        Following completion of the business combination, we will operate our business through CRP and its subsidiaries. At the Closing, we and the Centennial Contributors will enter into CRP's fifth amended and restated limited liability company agreement. The operations of CRP, and the rights and obligations of the holders of CRP Common Units, will be set forth in the A&R LLC Agreement.

        Appointment as Manager.    Under the A&R LLC Agreement, we will become a member and the sole manager of CRP. As the sole manager, we will be able to control all of the day-to-day business affairs and decision-making of CRP without the approval of any other member, unless otherwise stated in the A&R LLC Agreement. As such, we, through our officers and directors, will be responsible for all operational and administrative decisions of CRP and the day-to-day management of CRP's business. Pursuant to the terms of the A&R LLC Agreement, we cannot, under any circumstances, be removed as the sole manager of CRP except by our election.

        Compensation.    We will not be entitled to compensation for our services as manager. We will be entitled to reimbursement by CRP for any reasonable out-of-pocket expenses incurred on behalf of CRP, including all of our fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining our corporate existence.

        Recapitalization.    The A&R LLC Agreement provides for the exchange of all outstanding membership interests of CRP currently held by the Centennial Contributors for newly issued CRP Common Units at the Closing. Each CRP Common Unit will entitle the holder to a pro rata share of the net profits and net losses and distributions of CRP.

        Distributions.    The A&R LLC Agreement will allow for distributions to be made by CRP to its members on a pro rata basis out of "distributable cash" (as defined in the A&R LLC Agreement). We expect CRP may make distributions out of distributable cash periodically to the extent permitted by the debt agreements of CRP and necessary to enable us to cover our operating expenses and other obligations, as well as to make dividend payments, if any, to the holders of our Class A Common Stock. In addition, the A&R LLC Agreement generally will require CRP to make pro rata distributions to its members, including us, in an amount at least sufficient to allow us to pay our taxes.

        CRP Common Unit Redemption Right.    The A&R LLC Agreement provides a redemption right to the Centennial Contributors which entitles them to cause CRP to redeem, from time to time, all or a portion of their CRP Common Units for, at CRP's option, newly-issued shares of our Class A Common Stock on a one-for-one basis or a cash payment equal to the average of the volume-weighted closing price of one share of Class A Common Stock for the five trading days prior to the date the Centennial Contributors deliver a notice of redemption for each CRP Common Unit redeemed (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). In the event of a "reclassification event" (as defined in the A&R LLC Agreement), the manager is to ensure that each CRP Common Unit is redeemable for the same amount and type of property, securities or cash that a share of Class A Common Stock becomes exchangeable for or converted into as a result of such "reclassification event." Upon the exercise of the redemption right, the Centennial Contributor will surrender its CRP Common Units to CRP for cancellation. The A&R LLC Agreement requires that we contribute cash or shares of our Class A Common Stock to CRP in exchange for a number of CRP Common Units in CRP equal to the number of CRP Common Units to be redeemed from the Centennial Contributor. CRP will then distribute such cash or shares of our Class A Common Stock to such Centennial Contributor to complete the redemption. Upon the exercise of the redemption right, we may, at our option, effect a direct exchange of cash or our Class A Common Stock for such CRP Common Units in lieu of such a redemption. Upon the redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled.

        Silver Run Change of Control.    In connection with the occurrence of a "manager change of control" (as defined below), we have the right to require each member of CRP (other than us) to cause CRP to redeem some or all of such member's CRP Common Units and a corresponding number of shares of Class C Common Stock, in each case, effective immediately prior to the consummation of the manager change of control. From and after the date of such redemption, the CRP Common Units and shares of Class C Common Stock subject to such redemption shall be deemed to be transferred to us and each such member shall cease to have any rights with respect to the Common Units and shares of Class C Common Stock subject to such redemption (other than the right to receive shares of Class A Common Stock pursuant to such redemption). A "manager change of control" will be deemed to have occurred if or upon: (i) the consummation of a sale, lease or transfer of all or substantially all of our assets (determined on a consolidated basis) to any person or "group" (as such term is used in Section 13(d)(3)) that has been approved by our stockholders and board of directors, (ii) a merger or consolidation of Silver Run with any other person (other than a transaction in which our voting securities outstanding immediately prior to the transaction continue to represent at least 50.01% of our or the surviving entity's total voting securities following the transaction) that has been approved by our stockholders and board of directors or (iii) subject to certain exceptions, the acquisition by any person or "group" (as such term is used in Section 13(d)(3)) of beneficial ownership of at least 50.01% of our voting securities, if recommended or approved by our board of directors or determined by our board of directors to be in our and our stockholders' best interests.

        Maintenance of One-to-One Ratios.    The A&R LLC Agreement will include provisions intended to ensure that we at all times maintain a one-to-one ratio between (a) the number of outstanding shares of Class A Common Stock and the number of CRP Common Units owned by Silver Run (subject to certain exceptions for certain rights to purchase Silver Run equity securities under a "poison pill" or similar shareholder rights plan, if any, certain convertible or exchangeable securities issued under Silver Run's equity compensation plans and certain equity securities issued pursuant to Silver Run's equity compensation plans (other than a stock option plan) that are restricted or have not vested thereunder) and (b) the number of outstanding shares of our Class C Common Stock, par value $0.0001 per share ("Class C Common Stock") and the number of CRP Common Units owned by the Centennial Contributors. This construct is intended to result in the Centennial Contributors having a voting interest in Silver Run that is identical to the Centennial Contributors' economic interest in CRP.

        Transfer Restrictions.    The A&R LLC Agreement generally does not permit transfers of CRP Common Units by members, subject to limited exceptions. Any transferee of CRP Common Units must assume, by operation of law or written agreement, all of the obligations of a transferring member with respect to the transferred units, even if the transferee is not admitted as a member of CRP.

        Dissolution.    The A&R LLC Agreement will provide that the unanimous consent of all members will be required to voluntarily dissolve CRP. In addition to a voluntary dissolution, CRP will be dissolved upon a change of control transaction under certain circumstances, as well as upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed in the following order: (i) first, to pay the expenses of winding up CRP; (ii) second, to pay debts and liabilities owed to creditors of CRP; and (iii) third, to the members pro-rata in accordance with their respective percentage ownership interests in CRP (as determined based on the number of CRP Common Units held by a member relative to the aggregate number of all outstanding CRP Common Units).

        Confidentiality.    Each member will agree to maintain the confidentiality of CRP's confidential information. This obligation excludes information independently obtained or developed by the members, information that is in the public domain or otherwise disclosed to a member, in either such case not in violation of a confidentiality obligation or disclosures required by law or judicial process or approved by our chief executive officer.

        Indemnification and Exculpation.    The A&R LLC Agreement provides for indemnification of the manager, members and officers of CRP and their respective subsidiaries or affiliates and provides that, except as otherwise provided therein, we, as the managing member of CRP, will have the same fiduciary duties to CRP and its members as are owed to a corporation organized under Delaware law and its stockholders by its directors.

Registration Rights Agreement

        In connection with the Closing, we will amend and restate that certain Registration Rights Agreement dated as of February 23, 2016 among us, our Sponsor and certain of our directors (as amended and restated, the "Registration Rights Agreement"). Under the Registration Rights Agreement, we will be required to register for resale (i) shares of Class A Common Stock issuable upon the conversion of our founder shares, (ii) warrants owned by our Sponsor and warrants that may be issued upon conversion of working capital loans (and any shares of Class A Common Stock issuable upon the exercise of such warrants), (iii) shares of Class A Common Stock issuable upon the future redemption or exchange of CRP Common Units by the Centennial Contributors and (iv) shares of Class A Common Stock issued to the Riverstone private investors in the Riverstone Private Placement (collectively, "Registrable Securities").

        The holders of a majority of the Registrable Securities (other than the Centennial Contributors and the Riverstone private investors) are entitled to make up to three demands, excluding short form demands, that we register the resale of such securities, while holders of a majority of the Registrable Securities owned by the Riverstone private investors are entitled to five demands, excluding short form demands, that we register the resale of such securities. In addition, we are required to, within 30 calendar days after consummation of the Transactions, file a registration statement registering the resale of Registrable Securities held by the Centennial Contributors, and the holders of a majority of such Registrable Securities are entitled to demand one underwritten offering if the offering is reasonably expected to result in gross proceeds of more than $50 million.

        The holders will also have certain "piggy-back" registration rights with respect to registration statements and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the Registration Rights Agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the founder shares, on the earlier of (A) one year after the Closing Date, (B) if the last sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date, or (C) subsequent to the Closing, the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property and (ii) in the case of the private placement warrants and the respective shares of Class A Common Stock underlying such warrants, 30 days after the Closing Date. We will bear the expenses incurred in connection with the filing of any such registration statements.

Subscription Agreements

        In connection with the business combination, Silver Run entered into subscription agreements, dated as of July 21, 2016 (the "Investor Subscription Agreements"), with the PIPE investors, pursuant to which the PIPE investors have agreed to purchase, in the aggregate, 20,000,000 shares of Class A Common Stock at $10.00 per share, for an aggregate commitment amount of $200 million.

        On the same date, Silver Run entered into a separate subscription agreement (the "Riverstone Subscription Agreement" and, together with the Investor Subscription Agreements, the "Subscription

Agreements"), with Riverstone Centennial Holdings, L.P., an affiliate of Riverstone (the "Riverstone private investor"), pursuant to which the Riverstone private investor agreed to purchase up to 81,005,000 shares of Class A Common Stock at $10.00 per share, for an aggregate commitment amount of approximately $810 million. The Riverstone private investor may assign its rights under the Riverstone Subscription Agreement to one or more parties (the Riverstone private investor, together with any such parties, are referred to herein collectively as the "Riverstone private investors").

        Pursuant to the Riverstone Subscription Agreement, the Riverstone private investors have also agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock at $10.00 per share in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for Silver Run to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares and pay transaction-related expenses incurred by Silver Run.

        The shares of Class A Common Stock to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Subscription Agreements provide that Silver Run must register the resale of the shares of Class A Common Stock issued thereunder pursuant to a registration statement that must be filed within 30 calendar days after consummation of the Transactions.

        The closings under the Subscription Agreements will occur substantially concurrently with the Closing and are conditioned thereon, as well as on other customary closing conditions. The Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Contribution Agreement in accordance with its terms, (ii) the consummation of the business combination contemplated by the Contribution Agreement pursuant to the terms thereof by NewCo without the assignment to Silver Run, (iii) the mutual written agreement of the parties, (iv) if any of the conditions to the Closing are not satisfied on or prior to the Closing and (v) October 14, 2016, if the Closing has not occurred by such date (subject to extension to November 15, 2016, upon notice).

Second Amended and Restated Charter

        Pursuant to the terms of the Contribution Agreement, upon the Closing, we will amend and restate our Charter (as so amended and restated, the "Second A&R Charter") to, among other things, (a) create a new class of capital stock, the Class C Common Stock, to be issued to the Centennial Contributors at the Closing and (b) provide for certain provisions described below relating to the capital structure of Silver Run following the consummation of the business combination.

        Description of Class C Common Stock.    Our Class C Common Stock will be a newly issued class of common stock, with a par value of $0.0001 per share. Shares of Class C Common Stock may be issued only to the Centennial Contributors, their respective successors and assigns, as well as any permitted transferees of the Centennial Contributors. A holder of Class C Common Stock may transfer shares of Class C Common Stock to any transferee (other than Silver Run) only if, and only to the extent permitted by the A&R LLC Agreement, such holder also simultaneously transfers an equal number of such holder's CRP Common Units to such transferee in compliance with the A&R LLC Agreement. Holders of our Class C Common Stock will vote together as a single class with holders of our Class A Common Stock on all matters properly submitted to a vote of the stockholders. In addition, the holders of Class C Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of our Charter that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class C Common Stock. Holders of Class C Common Stock will not be entitled to any dividends from Silver Run and will not be entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

        The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of our Class A Common Stock or, at CRP's option, an equivalent amount of cash; provided that we may, at our option, effect a direct exchange of such cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP. Upon the future redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled. This construct is intended to result in the Centennial Contributors having a voting interest in Silver Run that is identical to the Centennial Contributors' economic interest in CRP.

        Authorized Share Amendment.    The Second A&R Charter will increase the number of authorized shares of our Class A Common Stock from 200,000,000 shares to 600,000,000 shares.

        Additional Amendments.    Our Second A&R Charter will also eliminate certain provisions relating to an Initial Business Combination that will no longer be applicable to us following the consummation of the business combination.

        Please also see "Proposal No. 2—The Class C Charter Proposal", "Proposal No. 3—The Authorized Share Charter Proposal," and "Proposal No. 4—The Additional Charter Proposal."

Certificate of Designation

        Upon the Closing, we will file with the Secretary of State of the State of Delaware the Certificate of Designation of Series A Preferred Stock of Silver Run Acquisition Corporation (the "Certificate of Designation"), which will set forth the terms, rights, obligations and preferences of the Series A Preferred Stock which will be issued to CRD at the Closing.

        Description of Series A Preferred Stock.    Our Series A Preferred Stock will be a newly issued class of preferred stock, with a par value of $0.0001 per share. Upon the Closing, CRD will own the only outstanding share of our Series A Preferred Stock, and may not transfer the Series A Preferred Stock or any rights, powers, preferences or privileges thereunder except to an affiliate (as defined in the A&R LLC Agreement) of CRD. The holder of the Series A Preferred Stock will not be entitled to vote on any matter on which stockholders generally are entitled to vote. In addition, the holder will not be entitled to any dividends from Silver Run but will be entitled to receive, after payment or provision for debts and liabilities and prior to any distribution in respect of our Class A Common Stock or any other junior securities, liquidating distributions in an amount equal to $0.0001 per share of Series A Preferred Stock in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

        The Series A Preferred Stock is not convertible into any other security of Silver Run, but will be redeemable for the par value thereof by us (1) at such time that the Centennial Contributors and their affiliates cease to hold, in the aggregate, at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions), (2) at any time at the option of the holder thereof or (3) upon a breach of the transfer restrictions described above. For so long as the Series A Preferred Stock remains outstanding, the holder will be entitled to nominate one director for election to our board of directors in connection with any vote of our stockholders for the election of directors (such director, in such capacity, the "Series A Director"), and the vote of CRD will be the only vote required to elect the Series A Director to our board. So long as the Series A Preferred Stock remains outstanding, vacancies on our board of directors resulting from the death, resignation, retirement, disqualification or removal of a Series A Director will be filled only by the affirmative vote of the holder of the Series A Preferred

Stock. We will have the right to cause the removal of the Series A Director from our board of directors immediately upon redemption of the Series A Preferred Stock as described above.

Background of the Business Combination

        Silver Run is a blank check company formed in Delaware on November 4, 2015, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The business combination is the result of an extensive search for a potential transaction utilizing the global network and investing and operating experience of our management team, board of directors, and external advisors and those of Riverstone. The following is a description of the background of the negotiations of the Contribution Agreement, business combination and related transactions by Silver Run, NewCo and CRP.

        Prior to the consummation of our IPO, neither Silver Run, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Silver Run.

        From the date of our IPO through the end of June 2016, Silver Run began to search for business combination candidates. As part of the search process, representatives of Silver Run and Riverstone contacted and were contacted by a number of individuals and entities with respect to business combination opportunities and engaged with several possible target businesses in discussions with respect to potential transactions.

        During that period, Mark Papa, the Chairman and Chief Executive Officer of Silver Run, and representatives of Riverstone, including Stephen Coats, Robert Tichio, M. Cliff Ryan, John Staudinger and Austin Winger:

  •
  developed a list of approximately 175 potential corporate and asset exploration and production opportunities, including CRP, located in Silver Run's targeted areas—the Bakken, Eagle Ford, Montney, Permian and Powder River Basin shale plays;

  •
  considered and conducted analysis of approximately 30 potential acquisition targets; and

  •
  engaged in discussions with representatives of approximately 20 potential acquisition targets.

        Apart from CRP, Silver Run did not conduct or engage in material discussions, due diligence or negotiations with respect to any alternative target opportunity. The decision not to pursue the alternative acquisition targets was generally the result of one or more of (i) Mr. Papa and Riverstone's determination that the assets were not of sufficient quality, (ii) a seller's unwillingness to engage in a transaction during the low-price phase of the commodity cycle, (iii) a difference in valuation expectations between Mr. Papa and Riverstone, on the one hand, and a seller, on the other hand, (iv) a seller's unwillingness to engage with Silver Run given the timing and uncertainty of closing due to the requirement for Silver Run stockholder approval and/or (v) Mr. Papa and Riverstone's determination that the complexity and uncertainty involved (such as a corporate carve-out) caused the opportunity to be too unlikely to warrant the expenditure of considerable resources.

        On April 5, 2016, Mr. Cliff Ryan of Riverstone called Ward Polzin, Chief Executive Officer of CRP, to propose a discussion regarding a potential transaction involving CRP and Silver Run.

        On April 13, 2016, to facilitate the discussions, Riverstone and CRP signed a confidentiality agreement.

        On April 19, 2016, Mr. Papa and Mr. Cliff Ryan met with Mr. Polzin at Riverstone's office in Houston. Mr. Polzin provided an overview of CRP, including its corporate history, assets and future development plans. Mr. Papa expressed an interest in learning more about CRP and exploring the possibility of a transaction with CRP involving Riverstone and Silver Run. Mr. Polzin reciprocated that interest.

        On May 5, 2016, Mr. Papa, along with representatives of Riverstone, met with CRP's management team in CRP's office in Denver. Mr. Polzin and the other members of CRP's management team provided detailed information on CRP's corporate history, acreage, production history, well performance, financial results and future development plans, and agreed to make available additional diligence information upon request.

        Between May 5, 2016 and June 6, 2016, Mr. Papa and representatives of Riverstone conducted their initial due diligence based on the information provided by CRP and other publicly available sources. Riverstone also engaged Latham & Watkins LLP ("Latham") as counsel to Riverstone. Based on Mr. Papa's and Riverstone's review of the diligence materials, Mr. Papa and Riverstone determined that (i) CRP was attractively positioned in the oil-rich core of the Southern Delaware Basin, (ii) CRP had a large horizontal drilling inventory across multiple pay zones, (iii) CRP's acreage had been delineated across multiple zones, (iv) CRP had proven horizontal drilling expertise and technical acumen in the Delaware Basin and (v) CRP had a high degree of operational control over its assets, and, on the basis of the foregoing, concluded that CRP was a highly attractive target for Silver Run. Over the same timeframe, representatives of NGP Energy Capital Management, L.L.C. ("NGP"), CRP's sponsor, expressed that CRP had been and would continue preparing for an initial public offering, but that they appreciated the benefits of a transaction involving Silver Run and were interested in pursuing the idea further.

        On June 6, 2016, Mr. Tichio sent NGP a non-binding letter agreement that outlined the basic terms for a potential transaction where Silver Run would acquire CRP and the existing owners of CRP would receive Silver Run shares and up to $200,000,000 in cash, at such existing owners' election, in lieu of additional shares. The letter agreement proposed a $1,300,000,000 enterprise value on a cash-free, debt-free basis, and was subject to confirmatory due diligence and certain other conditions. The letter agreement also requested an exclusivity period.

        On June 9, 2016, representatives of Riverstone and NGP held a call to discuss the details of the non-binding letter agreement and the timeline and mechanics of consummating a transaction between Silver Run and CRP. Mr. Papa did not participate in the discussion.

        On June 13, 2016, Mr. Papa held a call with representatives of NGP to follow-up on the June 9, 2016 call. The representatives of NGP communicated that NGP was still evaluating the non-binding letter agreement.

        On June 17, 2016, Mr. Papa met with representatives of NGP at Riverstone's office in Houston. NGP communicated to Mr. Papa that it would not be pursuing a transaction with Silver Run given the timing and uncertainty of closing due to the requirement for a vote of the Silver Run stockholders to approve the transaction but would instead target launching CRP's IPO in mid-July 2016.

        On June 21, 2016, Mr. Tichio of Riverstone and representatives of NGP held a call to discuss the potential of an all-cash acquisition of CRP by funds controlled by Riverstone, rather than Silver Run, but which would include the flexibility for the funds controlled by Riverstone to assign its rights and obligations under the Contribution Agreement to Silver Run. The change in acquirer was intended to address the timing and uncertainty of closing concerns NGP raised during the June 17, 2016 meeting. Riverstone concluded that (i) CRP was an attractive investment opportunity, (ii) the funds controlled by Riverstone should pursue the acquisition of CRP in lieu of Silver Run and irrespective of whether Silver Run ultimately participated in the acquisition and (iii) there were substantial benefits to the funds controlled by Riverstone by assigning its rights and obligations under the Contribution Agreement to Silver Run. Among other benefits, investing in CRP indirectly through Silver Run would reduce the exposure of Riverstone Global Energy and Power Fund VI ("Riverstone Fund VI") to a

more desirable level, enhance liquidity as the funds would be invested in a public company and provide CRP the benefit of Mr. Papa's involvement on a day-to-day basis going forward and enhanced access to capital markets to execute its growth plan.

        On June 23, 2016, Riverstone and NGP held a call during which Mr. Tichio of Riverstone submitted a verbal non-binding proposal from funds controlled by Riverstone to acquire CRP in an all-cash transaction at a $1,500,000,000 enterprise value on a cash-free, debt-free basis, subject to confirmatory due diligence and certain other conditions. Mr. Tichio also stated his preference that CRP would have minimal or no debt outstanding after closing. During the call, NGP expressed its desire to retain the senior management of CRP for a potential new venture, if a transaction was consummated, following a reasonable transition period. NGP also expressed its desire to retain a portion of its equity interest in CRP. Finally, representatives of NGP and Riverstone discussed Mr. Papa's anticipated role within CRP following an acquisition by Riverstone. In the event the funds controlled by Riverstone assigned its rights and obligations under the Contribution Agreement to Silver Run, Riverstone expected Mr. Papa to be the day-to-day CEO of CRP. If those rights and obligations were not assigned to Silver Run, Mr. Papa's role had not been determined.

        On June 24, 2016, representatives of Riverstone and NGP held a call to discuss certain elements of the June 23, 2016 non-binding proposal. Mr. Papa did not participate in the discussion. The representatives of NGP stated that CRP at that time planned to launch its IPO on July 7, 2016, but that a number of strategic buyers were evaluating an acquisition of CRP. Furthermore, the representatives of NGP stated that CRP was prepared to forgo the IPO and end discussions with other potential buyers if it signed an agreement reflecting (i) a $1,575,000,000 enterprise valuation for CRP on a cash-free, debt-free basis, (ii) an option for NGP and the other existing owners of CRP to retain a $200,000,000 stake in CRP, (iii) that the existing CRP senior management team would provide three months of transition services commencing on signing of definitive documentation and not be solicited by CRP to remain with CRP following such transition service period, (iv) a deposit of $157,500,000 million payable at the time of signing of definitive documentation and (v) that definitive documentation would be signed prior to the proposed July 7, 2016 CRP IPO launch.

        Later that day, Mr. Tichio of Riverstone and representatives of NGP agreed in principle to the above material terms, with the exception that the transition service period was extended to four months commencing on signing of definitive documentation, under which the funds controlled by Riverstone would acquire CRP, subject to agreement on definitive documentation, confirmatory due diligence and the requisite approvals from the Investment Committee of Riverstone Fund VI and the Board of Riverstone Energy Limited ("REL").

        On June 27, 2016, Vinson & Elkins LLP ("V&E") sent a draft Contribution Agreement to representatives of Latham, which, consistent with the terms agreed to in principle by Riverstone and NGP on June 24, provided for the acquisition by NewCo of a controlling interest in CRP. The draft Contribution Agreement indicated that the right of NewCo to assign its rights and obligations under the Contribution Agreement to Silver Run and the provisions relating thereto would be discussed between the parties.

        On June 28, 2016, representatives of Latham and V&E discussed, among other things, the provisions relating to NewCo's right to assign its rights and obligations under the Contribution Agreement to Silver Run, as well as NGP's desire to utilize an "up-C" structure whereby NGP would have the ability, following the closing of the potential transaction, to exchange its minority equity position in CRP for shares of Class A Common Stock in Silver Run. Additionally, between June 28, 2016 and July 1, 2016, representatives of Latham and V&E discussed various other issues, including Riverstone's desire to restrict the ability of the Centennial Contributors and members of CRP's senior management from acquiring oil and gas properties adjacent to the properties of CRP as of the Closing and the ability of the parties to negotiate the terms of any limited liability company agreement of CRP, registration rights agreement and other ancillary documents in the event that NewCo assigned its rights and obligations under the Contribution Agreement to Silver Run.

        On June 29, 2016, Latham sent a revised draft of the Contribution Agreement to representatives of V&E that addressed, among other things, the ability of NewCo to assign its rights and obligations under the Contribution Agreement to Silver Run.

        On June 29, 2016, the Investment Committee of Riverstone Fund VI held a meeting to discuss the potential acquisition of CRP by Riverstone Fund VI and REL. In addition, the Investment Committee discussed the potential participation of Silver Run after the execution of definitive documents, with a focus on (i) the mechanics of Riverstone Fund VI investing in CRP through Silver Run, (ii) the amount Riverstone Fund VI would invest in Silver Run to ensure Silver Run had the capital to consummate the transaction, (iii) the expected benefits Silver Run's involvement would bring to Riverstone Fund VI and CRP, (iv) the timeline, mechanics and uncertainty of Silver Run's stockholder vote and (v) the ability of Silver Run's stockholders to opt to redeem their stock for cash in the event the transaction were approved and the resulting uncertainty in Silver Run's ability to have the cash required to fund the transaction. With respect to the occurrence of redemptions, the Investment Committee discussed the possibility of Riverstone Fund VI purchasing a numbers of shares equal to the number of shares redeemed by Silver Run's public stockholders. The Investment Committee considered that this would ensure Silver Run would have the required capital to close the transaction and likely be well received by Silver Run investors. The transaction (but not the assignment) as presented was approved pending notification of the final terms and conditions.

        On July 1, 2016, V&E sent a revised draft of the Contribution Agreement to representatives of Latham. The draft contemplated a six-month non-compete provision that would generally restrict CRD and any Senior Management Entity from acquiring or evaluating the acquisition of oil and gas properties adjacent to the properties of CRP as of the Closing. Further, the draft contemplated that the Centennial Contributors could elect to receive all cash consideration in the event the parties were unable to agree on final forms of a limited liability company agreement of CRP, registration rights agreement and other ancillary documents prior to a specified date.

        Between July 1, 2016 and July 6, 2016, the parties continued to negotiate and finalize the Contribution Agreement, including the provisions discussed above. In addition, during such time, Riverstone Fund VI agreed to guarantee NewCo's monetary obligations under the Contribution Agreement in an amount not exceeding $1,217,500,000. Also during this time, Latham completed confirmatory legal, tax, regulatory, benefits and land/title due diligence to the satisfaction of Riverstone.

        On July 5, 2016, the Investment Committee of Riverstone Fund VI was notified of and approved the final terms and conditions of the transaction to acquire CRP. Also on July 5, 2016, the REL Board of Directors held a special telephonic meeting to discuss the contemplated acquisition of CRP with and without the potential participation of Silver Run and approved the transaction as presented.

        On July 6, 2016, NewCo and the Centennial Contributors executed the Contribution Agreement pursuant to which NewCo agreed to acquire a controlling interest in CRP and had the right, but not the obligation, to assign its right to purchase the interest in CRP to Silver Run, subject to certain conditions, including approval of the Silver Run stockholders. Later that day, Riverstone informed the independent board members of Silver Run, William D. Gutermuth, Jeffrey Tepper and Diana Walters (the "Silver Run independent directors") of the transaction to acquire CRP and its potential assignment to Silver Run and scheduled a board meeting to be held on July 14, 2016 to discuss the matter.

        On July 12, 2016, Riverstone sent materials prepared for the July 14, 2016 Silver Run Board meeting to the independent directors.

        On July 13, 2016, a meeting of the Limited Partner Advisory Committee ("LPAC") of Riverstone Fund VI was held telephonically to discuss the LPAC's approval to assign the fund's rights and obligations under the Contribution Agreement to Silver Run and purchase Class A Common Stock to help Silver Run finance the transaction. At the meeting, the LPAC members discussed the benefits of such assignment, including, among others, that investing in CRP indirectly through Silver Run would reduce Riverstone Fund VI's exposure to a more desirable level and enhance Riverstone Fund VI's liquidity as it would be invested in a public company. Additionally, CRP would benefit from Mr. Papa's involvement on a day-to-day basis going forward and enhanced access to capital markets to execute its growth plan. Also on July 13, 2016, following interviews of potential candidates conducted by the Silver Run independent directors, the Silver Run independent directors, selected Evercore Group L.L.C. ("Evercore") to render financial advisory services to the Silver Run Board in connection with Silver Run's potential acquisition of CRP.

        On July 14, 2016, the Silver Run Board held a special telephonic meeting to discuss the proposed acquisition of CRP by Silver Run. This meeting was attended by Mr. Papa, Mr. Thomas Walker, Silver Run's Chief Financial Officer, Mr. Stephen Coats, Silver Run's corporate secretary, and the Silver Run independent directors. Representatives from each of Weil, Gotshal & Manges LLP ("Weil"), Silver Run's counsel, Riverstone and Latham also were present at the meeting. During that meeting, Mr. Papa and representatives of Riverstone, Latham and Weil described CRP, the transaction structure, the material provisions included in the Contribution Agreement, the investment rationale and the due diligence performed by Riverstone and its advisors on CRP.

        Representatives of Citigroup Global Markets Inc. ("Citi"), which was retained by Riverstone as its exclusive financial advisor to assist Riverstone in its due diligence of CRP's acreage and reserves, then joined the meeting at Riverstone's request. In selecting Citi as its advisor, Riverstone considered, among other things, Citi's reputation and experience. The Citi and Riverstone representatives provided an overview of Citi's engagement with Riverstone and informed the Silver Run Board that any duties arising out of Citi's engagement with Riverstone were owed solely to Riverstone and, as such, Silver Run and the Silver Run Board could not and should not rely on work done by Citi or anything said by Citi at the meeting or otherwise, including the summary it was going to then provide to the Silver Run Board, at Riverstone's request, of the technical diligence performed by Citi pursuant to its engagement by Riverstone. Representatives from Citi then provided a summary of the technical diligence performed by Citi on CRP's acreage and reserves. The summary described the public, proprietary and CRP-provided sources of information Citi used in its evaluation of geology, petrophysics, reservoir engineering and completion engineering, and Citi's assessment of CRP's single well type curves and horizontal drilling inventory by both area and target zone. Citi's assessment was substantially similar to the assessments of both CRP's senior management and CRP's independent reserve auditor, Netherland, Sewell & Associates, Inc. Citi left the meeting immediately after providing such summary.

        Evercore subsequently joined for a portion of the meeting to provide a status update to the Silver Run Board on its evaluation of the transaction. The Silver Run Board subsequently approved the retention of Evercore to render financial advisory services in connection with the proposed transaction and thereafter entered into an engagement letter dated July 20, 2016.

        Thereafter, Mr. Papa and the representatives from Riverstone, Latham and Evercore left the meeting, and the Silver Run independent directors continued to discuss the proposed transaction with representatives from Weil. The representatives from Weil reviewed with the Silver Run independent directors their fiduciary duties under Delaware law in connection with their evaluation of the proposed business combination. The representatives from Weil further discussed with the Silver Run independent directors certain possible provisions that could be proposed by the Silver Run independent directors designed to protect the public stockholders from certain potential actions of Riverstone as the majority stockholder of Silver Run, following the consummation of the transaction (which provisions are described in the second succeeding paragraph below). Following this discussion, the Silver Run independent directors directed the representatives from Weil to contact Latham to discuss implementing such provisions in the documentation for the business combination.

        Also on July 14, 2016, Mr. Papa and representatives of Riverstone held an introductory meeting with representatives of certain funds regarding the possibility of investing in Class A Common Stock of Silver Run as part of a $200,000,000 private placement. The private placement was intended to increase CRP's liquidity by placing an additional $100,000,000 of cash on the balance sheet, reducing the overall size of the investment by the funds controlled by Riverstone to a more desirable level and increasing the public float after closing.

        Later that day, subsequent to the Silver Run Board meeting, a representative of Weil contacted by telephone a representative of Latham to discuss the transaction. During this conversation, as directed by the Silver Run independent directors, the Weil representative stated that Silver Run's independent directors were cognizant that the equity financing would result in Riverstone and its affiliates owning slightly in excess of 50% of the outstanding voting securities of Silver Run and, in connection therewith, the Silver Run independent directors thought it appropriate for Riverstone to agree to refrain from taking certain actions while it holds its controlling interest. Specifically, Weil requested that, among other things, Riverstone agree (a) not to agree to a sale of Silver Run that would involve the Riverstone entities receiving greater per share consideration than the consideration received by Silver Run's public stockholders and (b) that any future "take private" transaction of Silver Run by Riverstone would be subject to the approval of a majority of the disinterested directors of the Silver Run Board and a majority of the public stockholders of Silver Run. The Latham representative informed the Weil representative that he would pass along the request to Riverstone and respond in due course.

        On July 15, 2016, LPAC granted approval to NewCo to assign its rights and obligations under the Contribution Agreement to Silver Run as presented.

        On July 16, 2016, a representative from Latham sent an email communication to Weil with regard to the status of open issues in the connection with the transaction. In the email, the Latham representative stated that Riverstone was not willing to agree to the minority stockholder protections requested by the Silver Run independent directors and relayed by Weil on July 14, 2016. On July 19, 2016, Latham sent a draft of the Agreement to Assign to representatives of Weil that did not include the minority stockholder protections discussed between Weil and Latham on July 14, 2016.

        On July 18, 2016, Mr. Papa and representatives of Riverstone held an introductory meeting with representatives of certain funds regarding the possibility of investing in Class A Common Stock of Silver Run as part of a $200,000,000 private placement.

        On July 19, 2016, representatives from Evercore held a telephonic meeting with the Silver Run independent directors and with representatives of Weil in attendance to review Evercore's preliminary valuation analysis.

        Later in the day on July 19, 2016, the Silver Run independent directors held a conference call with representatives of Weil. Representatives from Weil reported Riverstone's position in connection with the requested minority stockholder protections. Following a discussion, the Silver Run independent directors directed Weil to include the minority stockholder protections discussed at the meeting in its written comments to the Agreement to Assign.

        On July 20, 2016, Weil sent a revised draft of the Agreement to Assign to representatives of Latham. The draft included a covenant of Riverstone that would prohibit Riverstone, without the approval of a majority of Silver Run's disinterested directors, from transferring voting securities of Silver Run to any person if, as a result of such transfer, such person would beneficially own more than 35% of Silver Run's voting securities unless such person agreed to commence a tender offer to acquire all of the outstanding shares of Silver Run at a cash price per share not less than the highest amount received by Riverstone or its affiliates. In addition, the draft Agreement to Assign included a standstill provision prohibiting Riverstone from, without the approval of the majority of Silver Run's disinterested directors, acquiring additional shares of Silver Run's voting securities following the completion of the Transactions, as well as a limitation on Riverstone's ability to enter into or support a future change of control transaction in which Riverstone would receive per share consideration in excess of that to be received by other stockholders. The draft Agreement to Assign also contained a covenant that so long as NewCo and certain of its affiliates held 5% of Silver Run's voting securities, NewCo and such affiliates would not change Silver Run's related person transaction policy currently in place that places restrictions on directors', officers' and 5% holders' transactions with Silver Run.

        Between July 20, 2016 and July 21, 2016, representatives of Latham, Weil, the Silver Run Board and Riverstone discussed Weil's markup of the Agreement to Assign. Mr. Papa did not participate in the discussions.

        On July 21, 2016, representatives of Latham delivered to representatives of Weil a revised draft of the Agreement to Assign which, among other things, removed the minority stockholder protection provisions other than the restriction on changing Silver Run's related person transaction policy.

        Later that day, the Silver Run Board held a telephonic meeting, with representatives from Riverstone, Latham and Weil and Mr. Papa present for a portion of the meeting. Prior to the meeting, the directors were provided with materials relating to their review of the proposed transaction, including drafts of the transaction documents and a presentation from representatives of Evercore with respect to its financial analysis of the business combination. Mr. Papa and representatives from Riverstone described the background to the transaction, provided a report on the activities that had been conducted on behalf of Silver Run to identify an attractive business combination transaction, including the other business combination candidates that had been considered on behalf of Silver Run, and the negotiations between CRP and Riverstone. Mr. Papa also provided to the Silver Run Board an update on the business plan for personnel following the consummation of the business combination and the need to put in place a long-term incentive plan that is consistent with market terms in order to retain appropriate management personnel at CRP and Silver Run. After making this presentation, Mr. Papa and the representatives from Riverstone and Latham left the meeting.

        At this point, Evercore joined the meeting. Evercore rendered its oral opinion to the Silver Run Board, subsequently confirmed in writing by delivery of a written opinion dated as of July 21, 2016 (the "Opinion"), to the effect that as of the date of the opinion and based upon and subject to the factors and assumptions set forth therein, the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion) is fair, from a financial point of view, to Silver Run. The full text of the written opinion of Evercore, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex G. The meeting was adjourned at this point.

        Later in the day, a meeting of the Silver Run Board was reconvened. Mr. Papa did not participate because of his relationship with Riverstone. Representatives from Riverstone, Latham, Weil and the Silver Run Board then discussed the deletion of the minority stockholder protections from the draft Agreement to Assign. Representatives from Riverstone expressed, among other things, their view that the proposed business combination was a unique opportunity that would not be possible for Silver Run without Riverstone's participation and commitment, that Riverstone had already invested significant resources to enter into the Contribution Agreement and is contractually responsible to effect the business combination notwithstanding the assignment to Silver Run, that Riverstone is increasing its equity stake in Silver Run as part of the equity financing for the transaction rather than as a means to obtain control of Silver Run, the public stockholders will be voting on the business combination and will also have the ability to have Silver Run redeem their shares if they wish to do so and that an agreement to restrict Riverstone's or its various funds' ability to transfer and acquire Silver Run voting securities would be inconsistent with such funds' fiduciary duties to their respective limited partners. Riverstone reiterated that other than the restriction on changing Silver Run's related person transaction policy, it would not agree to any minority stockholder protections in the Agreement to Assign. At this point, the representatives from Riverstone and Latham left the meeting.

        The Silver Run independent directors then discussed Riverstone's final refusal to agree to the requested minority stockholder protections and their view that, notwithstanding the absence of those provisions in the definitive documentation with CRP, the transaction was a unique opportunity and, given the lack of attractive and actionable alternative opportunities Mr. Papa and Riverstone had identified and evaluated to date, represented the best business combination transaction reasonably available to Silver Run. Accordingly, the Silver Run independent directors (i) determined that the terms of the Agreement to Assign, the Contribution Agreement and the other transactions contemplated thereby are in the best interests of Silver Run stockholders, (ii) approved and declared advisable the Agreement to Assign, the Contribution Agreement and the transactions contemplated thereby, (iii) directed that the Agreement to Assign, the Contribution Agreement and the transactions contemplated thereby be submitted to Silver Run stockholders for adoption, and (iv) recommended that Silver Run stockholders vote in favor of adoption of the Agreement to Assign, the Contribution Agreement and the transactions contemplated thereby.

        Also on July 21, 2016, certain funds agreed to purchase $200 million of Class A Common Stock from Silver Run at $10.00 per share. In conjunction with this private placement, the funds controlled by Riverstone agreed to be ready, willing and able to purchase an equivalent number of additional shares of Class A Common Stock at $10.00 per share in the event any existing public stockholders elected to redeem their shares upon stockholder approval of the CRP acquisition.

        Later in the evening of July 21, 2016, Silver Run and NewCo executed the Agreement to Assign. Silver Run then issued a press release before the opening of the financial markets in New York City on July 22, 2016 announcing the execution of the Agreement to Assign.

        On August 19, 2016, a limited partner and LPAC member of Riverstone Fund VI spoke with representatives of Riverstone Fund VI to express its view that the LPAC members had not been provided with adequate information to support a valid consent on July 15, 2016 to NewCo's assignment of its rights and obligations under the Contribution Agreement to Silver Run. On that call, representatives of Riverstone Fund VI expressed their disagreement with that characterization. Counsel to the LPAC member sent a letter to Riverstone Fund VI on August 22, 2016 outlining the LPAC member's views. Specifically, the letter stated the LPAC member's belief that Riverstone Fund VI's general partner failed to disclose the benefit derived by certain principals of Riverstone Fund VI's general partner and its affiliates related to the Sponsor's ownership of founder shares and private placement warrants, which interests it believed would have a dilutive effect on Riverstone Fund VI's interests and would represent a diversion of a portion of the investment opportunity with respect to the transaction from Riverstone Fund VI.

        On August 25, 2016, representatives of Riverstone Fund VI and the LPAC member had a follow-up telephone conversation wherein representatives of Riverstone Fund VI again expressed their belief that the LPAC members had received all of the material information necessary to support a valid consent. Thereafter, through August 31, 2016, representatives of Riverstone Fund VI had numerous telephone conversations with the other LPAC members to review the information previously provided to the LPAC, including the proposed transaction, the transaction structure involving Silver Run and the Sponsor's ownership of founder shares and private placement warrants. On August 26, 2016, the LPAC member sent a letter to the other members of the LPAC outlining its concerns regarding the validity of the LPAC consent. Riverstone provided the LPAC members with a supplemental fact sheet on August 26, 2016 and a follow-up memorandum, dated August 30, 2016, regarding the transaction, making reference to Silver Run's public filings for detailed information on the founder shares and private placement warrants. On September 1, 2016, an additional meeting of the LPAC was held telephonically. At this meeting, representatives of Riverstone Fund VI again discussed with the members of the LPAC the benefits of the assignment to Silver Run, the current and pro forma capitalization of Silver Run (including the Sponsor's ownership of founder shares and private placement warrants), and the benefits of the proposed transaction for Riverstone Fund VI relative to potential alternative structures. In addition, each member of the LPAC, including the LPAC member that expressed concerns regarding the validity of the prior consent, confirmed that it had received all of the material information necessary to vote on NewCo's assignment to Silver Run. Subsequent to the discussion, the LPAC voted to approve NewCo's assignment of its rights and obligations under the Contribution Agreement to Silver Run.

        Prior to the consummation of our IPO, neither Silver Run, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Silver Run.

Silver Run's Board of Directors' Reasons for the Approval of the Business Combination

        Silver Run's board of directors considered a wide variety of factors in connection with its evaluation of the business combination. In light of the complexity of those factors, Silver Run's board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of Silver Run's board of directors may have given different weight to different factors. This explanation of Silver Run's reasons for the board of directors' approval of the business combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under "Cautionary Note Regarding Forward-Looking Statements."

        Before reaching its decision, Silver Run's board of directors reviewed the results of the due diligence conducted by Riverstone and Silver Run's management, which included:

  •
  research on comparable public companies within the Permian Basin;

  •
  research on comparable transactions within the Permian Basin;

  •
  extensive meetings and calls with CRP's management team regarding operations and forecasts;

  •
  extensive meetings and calls with NGP regarding CRP;

  •
  research on the Permian Basin, including historical well results and drilling activity;

  •
  a visit to CRP's headquarters in Denver, Colorado;

  •
  review of CRP's material contracts, environmental matters, labor matters and financial, tax, legal, land/title, and accounting due diligence;

  •
  consultation with Silver Run's management and legal and financial advisors and industry experts;

  •
  financial and valuation analysis of CRP and the business combinations;

  •
  CRP's audited and unaudited financial statements;

  •
  CRP's publicly filed registration statement on Form S-1;

  •
  financial projections provided by CRP's management team; and

  •
  technical analysis of CRP's reserves and acreage performed by Citi.

        The factors considered by the board of directors include, but are not limited to, the following:

  •
  Attractively positioned in the oil-rich core of the Southern Delaware Basin.  Substantially all of CRP's current leasehold acreage is located in the oil-rich southern portion of the Delaware Basin in Reeves, Ward and Pecos counties. The majority of its properties are in Reeves County, which is the second most active county in the United States in horizontal drilling with 24 horizontal rigs running as of July 1, 2016. Silver Run believes CRP's multi-year, oil-weighted inventory of horizontal drilling locations provides attractive growth and return opportunities. As of December 31, 2015, CRP's estimated reserves consisted of approximately 71% oil, 12% NGLs and 17% natural gas. The extensive original oil-in-place and other favorable geologic characteristics of the Southern Delaware Basin, along with the established vertical well control present across CRP's acreage, give Silver Run a high degree of confidence in CRP's current inventory of horizontal drilling locations. Further, CRP's acreage is in close proximity to extensive infrastructure and CRP has long-term transportation agreements in place, which facilitates development. A crude gathering system, which is expected to be operational in the third quarter of 2016, will transport the majority of CRP's crude oil to market at a lower cost than CRP has experienced historically. For gas gathering and processing, the majority of CRP's gas is processed at a cryogenic plant that is centrally located in its area of operations. As a result of the existing infrastructure, the Permian Basin has historically realized attractive differentials compared to other top U.S. basins.

  •
  Large horizontal drilling inventory across multiple pay zones.  CRP has identified 1,357 undeveloped horizontal drilling locations in five zones across its acreage position in Reeves and Ward counties. Its horizontal drilling inventory includes 366 extended lateral locations that Silver Run believes will generate superior economic returns relative to single-section laterals. Based upon CRP's current operated drilling inventory and anticipated development pace, Silver Run believes CRP has over ten years of drilling inventory. In addition, Silver Run believes CRP may be able to identify additional horizontal locations as it conducts future downspacing pilots. Of the initial 1,357 identified horizontal drilling locations, 64 are in the 3rd Bone Spring Sandstone, 398 are in the Upper Wolfcamp A, 329 are in the Lower Wolfcamp A, 300 are in the Wolfcamp B and 266 are in the Wolfcamp C. Future development results achieved by CRP and offset operators may allow CRP to expand its location inventory in these intervals to other parts of its leasehold. Furthermore, the 2nd and 3rd Bone Spring shales, which are thought to be geologically analogous to the Middle and Lower Spraberry shales in the Midland Basin, and the Avalon Shale may provide additional future opportunities as offset operators prove up and reduce development risk in those zones.

  •
  CRP's acreage has been delineated across multiple zones.  CRP's 62 operated horizontal wells span an area approximately 45 miles long by 20 miles wide where it has established commercial production in five distinct zones: the 3rd Bone Spring Sandstone, UpperWolfcamp A, Lower Wolfcamp A,Wolfcamp B and Wolfcamp C. As a result, Silver Run has broadly appraised CRP's acreage across various geographic areas and stratigraphic zones, which Silver Run expects will allow CRP to efficiently develop its drilling inventory with a focus on maximizing returns to Silver Run's stockholders. In addition, offset operators have continued to successfully drill horizontal wells across CRP's five targeted zones in close proximity to its leasehold, further delineating its acreage position. This delineation of the surrounding acreage by offset operators combined with the consistent performance of CRP's wells provides CRP with substantial data to make development decisions.

  •
  Proven horizontal drilling expertise and technical acumen in the Delaware Basin.  Silver Run believes CRP's horizontal drilling experience targeting multiple pay zones in the Delaware Basin provides CRP with a competitive advantage. Over the past two years, CRP has substantially reduced drilling days for its Wolfcamp horizontal wells. For the six months ended June 30, 2016, the average spud-to-rig release for its three single-section horizontal wells was 22 days, as compared to 28 days and 46 days for all single-section horizontal wells it drilled in 2015 and 2014, respectively. Silver Run expects these drilling efficiencies to continue. CRP has continually modified its completion design to optimize the performance of its wells. Furthermore, CRP's technical team has extensive experience developing resources using horizontal drilling in the Permian, Bakken and Niobrara plays over the last decade and has leveraged this experience to enhance the development of its Delaware Basin acreage.

  •
  High degree of operational control.  CRP is the operator of approximately 80% of its net acreage. This significant operational control allows CRP to execute its development program, with a focus on the timing and allocation of capital expenditures and application of the optimal drilling and completion techniques to efficiently develop its resource base. Silver Run believes this flexibility allows CRP to efficiently develop its current acreage and adjust drilling and completion activity opportunistically for the prevailing commodity price environment. In addition, Silver Run believes communication and data exchange with offset operators will reduce the risks associated with drilling the multiple horizontal zones of its acreage. Silver Run also believes CRP's significant level of operational control will enable it to implement drilling and completion optimization strategies, such as pad drilling, continued reduction of spud-to-rig release days and tailored completion designs. As of June 30, 2016, approximately 79% of CRP's operated net acreage in Reeves and Ward counties was either held by production or under continuous drilling provisions. Silver Run believes the substantial majority of CRP's operated net acreage in Reeves and Ward counties will be held by production or under continuous drilling provisions by the end of 2017.

  •
  Terms of the Contribution Agreement.  Silver Run's board of directors reviewed the financial and other terms of the Contribution Agreement and determined that they were the product of arm's-length negotiations among the parties.

  •
  Stockholder approval.  The Silver Run board of directors considered the fact that in connection with the business combination Silver Run stockholders have the option to (i) remain stockholders of the combined company, (ii) sell their shares on the open market or (iii) redeem their shares for the per share amount held in the Trust Account.

  •
  Redemption rights.  Riverstone has committed to purchase additional shares of Class A Common Stock at $10.00 per share in the event any public stockholders elect to have their public shares redeemed in connection with the business combination.

  •
  Deal Certainty: Equity financing by Riverstone.  The Silver Run board of directors considered the fact that NGP declined to pursue a business combination with Silver Run because of the uncertainties to closing that would be involved in such a transaction, including the requirement of a shareholder vote. Accordingly, the business combination would not be available to Silver Run without Riverstone's willingness to effect the transaction and to provide a guarantee of the obligations of its assignees, including us. Silver Run intends to obtain equity financing through the private placement of 81,005,000 newly issued shares of Class A Common Stock to the Riverstone private investors and 20,000,000 newly issued shares of Class A Common Stock to the PIPE investors.

  •
  Strong liquidity profile.  After giving effect to the business combination and the other related Transactions, Silver Run expects that CRP will have an undrawn revolving credit facility and no outstanding debt, as well as approximately $100 million of cash-on-hand, which will provide CRP with sufficient liquidity to execute on its current capital program.

  •
  Opinion of Evercore.  Silver Run's board of directors received the oral opinion of Evercore (which was confirmed by Evercore's written opinion dated July 21, 2016) that the Consideration

    (as defined in the Opinion) to be paid in connection with the Transaction (as defined in the Opinion) would be fair to Silver Run from a financial point of view. See "—Description of Fairness Opinion of Evercore." The full text of Evercore's opinion is attached to this proxy statement as Annex G.

        In the course of its deliberations, the Silver Run board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the transaction, including the following:

  •
  Oil, natural gas and NGL prices are volatile. A sustained decline in oil, natural gas and NGL prices could adversely affect CRP's business, financial condition and results of operations and its ability to meet its capital expenditure obligations and financial commitments.

  •
  CRP's development and acquisition projects require substantial capital that it may be unable to obtain, which could lead to a decline in its ability to access or grow production and reserves.

  •
  CRP's estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present values of its reserves.

  •
  CRP's producing properties are located in the Delaware Basin, a sub-basin of the Permian Basin, in West Texas, making it vulnerable to risks associated with a concentration of operations in a single geographic area.

  •
  Development of CRP's PUDs may take longer and may require higher levels of capital expenditures than it currently anticipates. Therefore, CRP's estimated PUDs may not be ultimately developed or produced.

  •
  If commodity prices decrease to a level such that CRP's future undiscounted cash flows from its properties are less than their carrying value, CRP may be required to take write-downs of the carrying values of its properties.

  •
  CRP's future cash flows and results of operations are highly dependent on its ability to find, develop or acquire additional oil and natural gas reserves.

  •
  CRP depends upon several significant purchasers for the sale of most of its oil, natural gas and NGL production. The loss of one or more of these purchasers could adversely affect its revenues in the short-term.

  •
  CRP's operations are subject to operational hazards for which it may not be adequately insured.

  •
  CRP's business is difficult to evaluate because it has a limited operating history, and it is susceptible to the potential difficulties associated with rapid growth and expansion.

  •
  CRP's operations are subject to various governmental regulations that require compliance that can be burdensome and expensive and adversely affect the feasibility of conducting its operations.

  •
  Any failure by CRP to comply with applicable environmental laws and regulations, including those relating to hydraulic fracturing, could result in governmental authorities taking actions that adversely affect its operations and financial condition.

  •
  The challenges resulting from members of senior management of CRP not remaining with CRP following the Closing.

  •
  The risk that other key employees of CRP might not remain with CRP following the Closing.

  •
  The challenge of attracting and retaining senior management personnel.

  •
  The risk that the business combination might not be consummated in a timely manner or that the Closing might not occur despite the companies' efforts, including by reason of a failure to obtain the approval of Silver Run's stockholders.

  •
  The risk that the Silver Run Approval Period may not be sufficient time to complete the business combination.

  •
  The risk that the transactions contemplated by the Contribution Agreement would not be completed in accordance with its terms or at all.

  •
  The significant fees and expenses associated with completing the business combination and the other related Transactions and the substantial time and effort of management required to complete the business combination.

  •
  Riverstone will hold an approximate 50.8% voting interest in Silver Run after completion of the Transactions, and its interests may conflict with yours.

  •
  We expect to be a "controlled company" within the meaning of the rules of the NASDAQ following the completion of the Transactions and, as a result, will qualify for, and intend to rely on, exemptions from certain corporate governance requirements.

        After considering the foregoing potentially negative and potentially positive reasons, the Silver Run board of directors concluded, in its business judgment, that the potentially positive reasons relating to the business combination and the other related Transactions outweighed the potentially negative reasons. In connection with its deliberations, Silver Run's board of directors did not consider the fairness of the consideration to be paid by it in the business combination to any person other than the Company.

Satisfaction of 80% Test

        It is a requirement under our Charter and NASDAQ listing requirements that the business or assets acquired in our Initial Business Combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our Initial Business Combination.

        As of the date of the execution of the Contribution Agreement, the balance of the funds in the Trust Account was approximately $482,680,000 million (excluding approximately $17,620,000 million of deferred underwriting commissions and taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $386,144,000 million. In reaching its conclusion that the business combination meets the 80% asset test, the board of directors looked at the enterprise value of CRP of approximately $1,575,000,000 implied by implied by adding: (i) approximately $200,000,000 of equity consideration in the post-combination company to be issued to the Centennial Contributors; (ii) approximately $1,186,744,348 of Cash Consideration payable to the Centennial Contributors at the Closing; (iii) the assumption of no existing indebtedness as of June 30, 2016; and (iv) the repayment of approximately $188,255,652 indebtedness of CRP. In determining whether the enterprise value described above represents the fair market value of CRP, our board of directors considered all of the factors described above in this section and the fact that the purchase price for CRP was the result of an arm's length negotiation with the Centennial Contributors. As a result, our board of directors concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account). In light of the financial background and experience of the members of our management team and the board of directors, our board of directors believes that the members of our management team and the board of directors are qualified to determine whether the business combination meets the 80% asset test. Our board of directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% asset test has been met.

Description of Fairness Opinion of Evercore

        Silver Run retained Evercore Group L.L.C. ("Evercore") in connection with the business combination and to provide to the board of directors a fairness opinion in connection therewith. On July 21, 2016, Evercore delivered its fairness opinion, dated July 21, 2016 (the "Opinion"), to our board of directors that, as of the date of the Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion) was fair to Silver Run, from a financial point of view.

        In selecting Evercore, our board of directors considered, among other things, Evercore's reputation and experience.

        The full text of the Opinion is attached hereto as Annex G and is incorporated into this document by reference. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion. Stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Evercore in connection with such Opinion. Evercore's opinion was addressed to, and provided for the information and benefit of, our board of directors in connection with its evaluation of the fairness, from a financial point of view, of the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion), and did not address any other aspects or implications of the business combination. The opinion does not constitute a recommendation to our board of directors or to any other persons in respect of the business combination, including as to how any Silver Run stockholder should act or vote in respect of the business combination. Evercore's opinion does not address the relative merits of the business combination as compared to any other business or financial strategies that might be available to Silver Run, nor does it address the underlying business decision of Silver Run to engage in the business combination. Finally, Evercore did not express any opinion as to the price at which shares of Class A Common Stock or public warrants will trade at any time. The summary of the Evercore opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion included as Annex G.

        In connection with rendering its Opinion and performing its related financial analysis, Evercore, among other things:

  •
  Reviewed certain publicly available business and financial information relating to Silver Run that Evercore deemed to be relevant, including filings with the SEC;

  •
  Reviewed certain publicly available business and financial information relating to CRP that Evercore deemed to be relevant, including filings with the SEC by CRP's parent, CRD;

  •
  Reviewed certain non-public historical and projected financial and operating data relating to CRP prepared by CRP and furnished to us by management of CRP and representatives of Riverstone;

  •
  Discussed past and current operations, financial and operational projections and current financial condition of CRP with representatives of Riverstone and management of CRP (including their views on the risks and uncertainties of achieving such projections);

  •
  Reviewed and discussed with representatives of Riverstone and management of CRP reports regarding CRP's proved developed producing, proved developed non-producing and undeveloped reserves prepared by CRP and furnished to us by Riverstone (the "Reserve Reports");

  •
  Compared the financial performance of CRP with equity market trading multiples of certain publicly traded companies that Evercore deemed relevant;

  •
  Compared the financial performance of CRP and the valuation multiples implied by the Transaction (as defined in the Opinion) with those of certain historical transactions that Evercore deemed relevant;

  •
  Reviewed the Contribution Agreement and a draft of the Agreement to Assign dated July 21, 2016; and

  •
  Performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate for purposes of providing the opinion expressed in the Opinion.

        For purposes of its analysis and Opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumed no liability therefor. With respect to the projected financial data relating to CRP provided referred to above, Evercore assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of CRP as to the future financial performance of CRP under the alternative business assumptions reflected therein. Evercore expressed no view as to any projected financial, operating or reserves data or any judgments, estimates or assumptions on which any of the foregoing are based including, without limitation, judgments, estimates or assumptions with respect to current or future market prices for crude oil and natural gas. Evercore assumed that the Reserve Reports are a reasonable basis upon which to evaluate CRP's proved and non-proved reserves.

        For purposes of rendering the Opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Contribution Agreement and the Agreement to Assign (in the draft form reviewed by Evercore) are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Contribution Agreement and the Agreement to Assign and that all conditions to the consummation of the Transaction (as defined in the Opinion) will be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Transaction (as defined in the Opinion) will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Silver Run or the consummation of the Transaction (as defined in the Opinion) or materially reduce the benefits to the holders of Silver Run common stock or warrants of the Transaction (as defined in the Opinion). Evercore also assumed that the executed Agreement to Assign will not differ in any material respect from the draft Agreement to Assign dated July 21, 2016 reviewed by Evercore.

        Evercore did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of Silver Run or CRP, nor was Evercore furnished with any such appraisals (other than the Reserve Reports), nor did Evercore evaluate the solvency or fair value of Silver Run or CRP under any state or federal laws relating to bankruptcy, insolvency or similar matters. The Opinion is necessarily based upon information made available to Evercore as of the date it was delivered and financial, economic, market and other conditions as they existed and as could be evaluated on such date. It is understood that subsequent developments may affect Evercore's opinion and that Evercore does not have any obligation to update, revise or reaffirm the Opinion.

        Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than whether the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion) is fair, from a financial point of view, to Silver Run. Evercore did not express any view on, and the Opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any securities, creditors or other constituencies of Silver Run or CRP, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Silver Run or CRP, or any class of such persons, whether relative to the Consideration (as defined in the Opinion) or otherwise. Evercore assumed that any modification to the structure of the Transaction (as defined in the Opinion) will not vary in any respect material to its analysis. The Opinion does not address the relative merits of the Transaction (as defined in the Opinion) as compared to other business or financial strategies that might be available to Silver Run, nor does it address the underlying business decision of Silver Run to engage in the Transaction (as defined in the Opinion). In arriving at its opinion, Evercore was not authorized to solicit, and did not solicit, interest from any third party with respect to the acquisition of CRP or any business combination or other extraordinary transaction involving CRP or Silver Run. In addition, Evercore expressed no opinion on the price at which CRP or its assets or equity interests or Silver Run or any equity interests of Silver Run could be sold in the future. The Opinion does not constitute a recommendation to our board of directors or to any other persons in respect of the Transaction (as defined in the Opinion), including as to how any holder of shares of Silver Run common stock should vote or act (including with respect to the decision to redeem such common stock) in respect of the Transaction (as defined in the Opinion). Evercore expressed no opinion as to the price at which shares of Silver Run common stock or warrants will trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and assumed, with Silver Run's consent, the accuracy and completeness of assessments by Silver Run and its advisors with respect to legal, regulatory, accounting and tax matters.

        Set forth below is a summary of the material financial analyses performed and reviewed by Evercore with our board of directors on July 21, 2016 in connection with rendering its oral opinion and the preparation of the Opinion. Each analysis was provided to our board of directors. The following summary, however, does not purport to be a complete description of the analyses performed and reviewed by Evercore. In connection with arriving at its opinion, Evercore considered all of its analyses as a whole and the order of the analyses described and the results of these analyses do not represent any relative importance or particular weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on July 19, 2016, and is not necessarily indicative of current market conditions.

        The following summary of financial analyses includes information presented in tabular format. These tables must be read together with the text of each summary in order to fully understand the financial analyses performed by Evercore. The tables alone do not constitute a complete description of the financial analyses performed by Evercore. Considering the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Evercore's financial analyses.

Implied Valuation of CRP

  Net Asset Value Analysis

        Evercore calculated the implied net present value of estimates of future before-tax and after-tax cash flows based on the reserve report projections as of July 1, 2016 prepared by CRP management, reviewed by representatives of Riverstone and provided to Evercore by CRP management and representatives of Riverstone. Evercore also evaluated reserve report projections created and provided by CRP management incorporating recent cost realizations and recent well performance parameters. The revised reserve report assumed a $250,000 reduction in drilling and completion costs for short lateral wells and a $500,000 reduction for medium and long lateral wells, and a 10% increase in production for wells of all lateral lengths. A summary of both such reserve report projections is set forth below.

    Reserve report projections as of July 1, 2016 prepared by CRP management, reviewed by representatives of Riverstone and provided to Evercore by CRP management and representatives of Riverstone

Reserve Category	Oil	Gas	NGL	Equivalent	Capital Expenditures
	(MBbl)	(MMcf)	(MBbl)	(MBoe)	($MM)
Proved
Proved Developed Producing	13,571	21,901	2,224	19,445	$7.1
Proved Developed Non-Producing	524	731	76	722	2.9
Proved Undeveloped	20,413	30,528	2,846	28,347	249.8

Total Proved	34,508	53,159	5,146	48,514	$259.9
Additional Drilling Locations	281,472	390,212	38,741	385,249	3,533.8

Total Resource (Proved plus Additional Drilling Locations)	315,980	443,371	43,887	433,762	$3,793.7

    Reserve report projections created and provided by CRP management incorporating recent cost realizations and recent well performance parameters

Reserve Category	Oil	Gas	NGL	Equivalent	Capital Expenditures
	(MBbl)	(MMcf)	(MBbl)	(MBoe)	($MM)
Proved
Proved Developed Producing	13,541	21,271	2,154	19,241	$7.1
Proved Developed Non-Producing	524	729	75	721	2.9
Proved Undeveloped	22,454	30,424	2,836	30,361	239.4

Total Proved	36,519	52,424	5,066	50,323	$249.5
Additional Drilling Locations	309,620	388,633	38,588	412,980	3,329.8

Total Resource (Proved plus Additional Drilling Locations)	346,139	441,058	43,654	463,303	$3,579.2

        Evercore evaluated both reserve report projections under three cases in which the principal variables were oil and natural gas prices. The three pricing cases were based on benchmarks for spot sales of West Texas Intermediate crude oil and for spot sales of Henry Hub natural gas. The first pricing case was based on the annual average of oil and natural gas futures contract prices quoted on the New York Mercantile Exchange for five years and held flat thereafter ("NYMEX Strip"). The second scenario was based on the price deck provided by representatives of Riverstone as utilized in its evaluation with projections of $47.00, $50.00, $55.00, $60.00 and $65.00 per barrel of oil in 2016, 2017, 2018, 2019 and 2020, respectively, and held flat thereafter, and $2.60, $3.00, $3.00, $3.00 and $3.00 per million British thermal units for natural gas in 2016, 2017, 2018, 2019 and 2020, respectively, and held flat thereafter ("Riverstone Pricing"). The third pricing case was based on the median Bloomberg New York Mercantile Exchange analyst price forecast for five years and held flat thereafter ("Bloomberg Consensus"). Applying various discount rates depending on reserve category to the before-tax and after-tax cash flows of the proved and non-proved reserve estimates, and adjusting for the present value of the future estimated effects of hedging, general and administrative expenses, and additional net acreage not included by CRP management in its development program, Evercore calculated the following implied before-tax and after-tax net asset value for CRP:

	NYMEX Strip		Riverstone Pricing		Bloomberg Consensus
	Min	Max	Min	Max	Min	Max
Implied Before-Tax Net Asset Value ($MM)	$940	$1,699	$1,325	$2,266	$1,532	$2,552
Implied After-Tax Net Asset Value ($MM)	$767	$1,322	$1,031	$1,697	$1,177	$1,890

        In calculating the above before-tax and after-tax net asset values for CRP, Evercore used a discount rate range of 8.0% to 20.0% for proved reserves and 15.0% to 25.0% for undeveloped reserves. Evercore used these discount rates in its net asset value analysis based on its knowledge of CRP's assets and the projected financial information as provided by the Company's management, and its general market intelligence. The calculated implied before-tax and after-tax net asset values for CRP set forth above support the conclusion that the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion) was fair to Silver Run, from a financial point of view, because such Consideration is less than or within the predicted range of net asset values calculated by Evercore.

Precedent M&A Transactions Analysis

        Evercore reviewed selected publicly available information for 31 oil and gas property transactions announced between September 2014 and July 2016 involving Permian Basin assets that Evercore deemed to have certain characteristics that are similar to those of CRP's assets. Evercore disregarded certain transactions (despite such transactions involving seemingly similar assets when compared to CRP's assets) due to a variety of reasons, including, among others, (a) the date of certain transactions, (b) notable differences in reservoir characteristics (when compared to CRP's reservoir characteristics), (c) the size and scale of certain transactions (when compared to CRP's size) and (d) known differences in land or lease terms, including depth severance and/or lease expiration terms (when compared to CRP's land and lease terms). As a result of the foregoing analysis, Evercore deemed 12 of the 31 Permian Basin transactions to be most comparable to CRP's assets based on various geological characteristics, including rock property, depth and similarities in reservoirs. The underlying data of the selected transactions are described in the below table. Evercore noted, however, that none of the selected transactions or the selected companies that participated in the selected transactions were directly comparable to CRP. Evercore reviewed the historical multiples to enterprise value paid in the selected transactions and derived a range of relevant implied multiples of $25,000 to $35,000/per net acre after adjusting for the value of producing assets by applying a multiple of $35,000 per average daily produced barrel of oil equivalent to determine a selected implied Enterprise Value (as defined below) range of $1,300 million to $1,750 million.

				Reserves			Production
			Trans. Value							Total Net Acres	Implied Value /		Adj. Net(1) Acreage Value	Production/ 1,000 net acres	WTI 12-Mo Strip	HHUB 12-Mo Strip
Date	Buyer	Seller		Proved Res.	% Oil	% Dev.	Prod.	% Oil	R/P		Proved Res.	Production
			($MM)	(MMboe)	(%)	(%)	(boed)	(%)	(Years)	(Acres)	($/boe)	($/boed)	($/acre)	(boed/1,000 acre)	($/bbl)	($/MMBtu)
13-Jul-16	Diamondback	Luxe Energy	560	—	—	—	1,000	—	—	19,180	—	560,000	26,721	52	46.21	2.85
21-Jun-16	QEP Res.	Undisclosed	600	76.0	83%	—	1,400	83%	148.7	9,400	7.89	428,571	58,617	149	51.47	3.02
19-Apr-16	Callon	Big Star	301	—	—	—	1,931	82%	—	14,089	—	155,976	16,581	137	43.09	2.49
18-Jan-16	Concho	Undisclosed Seller	421	18.5	—	—	3,600	—	14.1	12,000	22.76	116,938	24,583	300	33.68	2.38
18-Jan-16	Silver Hill	Concho	290	5.0	—	—	2,500	—	5.5	14,000	58.00	116,000	14,464	179	33.68	2.38
30-Nov-15	Blue Whale Energy	Plymouth Petroleum	281	—	—	—	2,250	—	—	7,000	—	124,889	28,893	321	47.37	2.44
9-Nov-15	Callon	Undisclosed	30	—	—	—	360	84%	—	628	—	81,944	26,911	573	47.98	2.58
7-Oct-15	RSP Permian	Wolfberry Partners Resources	137	—	—	—	1,900	100%	—	4,100	—	72,105	17,195	463	51.14	2.73
4-Aug-15	RSP Permian	Undisclosed	313	—	—	—	1,680	—	—	6,548	—	186,310	38,821	257	48.37	2.99
13-Jul-15	WPX	RKI	2,750	101.5	65%	58%	22,000	69%	12.6	92,000	27.09	125,000	21,522	239	52.20	2.88
6-Jul-15	Undisclosed	Linn/Linn	281	—	—	—	2,000	—	—	6,400	—	140,500	32,969	313	58.78	3.06
29-Sep-14	Encana	Athlon	6,877	173.0	81%	—	30,000	80%	15.8	140,000	39.75	229,230	41,621	214	90.97	3.98

  Public Company Trading Analysis

        Evercore performed a public company trading analysis of CRP by reviewing and comparing the market values and trading multiples of the following seven publicly traded companies, which Evercore deemed to have certain characteristics that are similar to CRP, based on size, asset base and production characteristics:

  •
  Callon Petroleum Company

  •
  Concho Resources Inc.

  •
  Diamondback Energy, Inc.

  •
  Energen Corporation

  •
  Laredo Petroleum, Inc.

  •
  Parsley Energy, Inc.

  •
  RSP Permian Inc.

        Although the peer group was compared to CRP for purposes of this analysis, Evercore noted that no company used in the public analysis is identical or directly comparable to CRP. In order to calculate public trading multiples, Evercore relied on publicly available filings with the SEC and equity research analyst estimates.

        For each of the public companies and companies, Evercore calculated the following trading multiples:

  •
  Enterprise Value/2016E EBITDAX, which is defined as market value of equity, plus debt, non-controlling interest and preferred stock, less cash ("Enterprise Value"), divided by estimated earnings before interest, taxes, depreciation, amortization, and exploration expense ("EBITDAX") for the calendar year 2016;

  •
  Enterprise Value/2017E EBITDAX, which is defined as Enterprise Value divided by estimated EBITDAX for the calendar year 2017;

  •
  Enterprise Value/2018E EBITDAX, which is defined as Enterprise Value divided by estimated EBITDAX for the calendar year 2018;

  •
  Enterprise Value/Proved Reserves, which is defined as Enterprise Value divided by proved reserves as of the last publicly disclosed date for each of the public companies and July 1, 2016 for CRP;

  •
  Enterprise Value/2016E Production, which is defined as Enterprise Value divided by estimated 2016E average daily production;

  •
  Enterprise Value/2017E Production, which is defined as Enterprise Value divided by estimated 2017E average daily production; and

  •
  Enterprise Value/ Net Acres, which is defined as Enterprise Value less average daily production for quarter ended March 31, 2016 multiplied by production value of $35,000 per average daily produced barrel of oil equivalent, divided by net acres;

        The median trading multiples are set forth below. The table also includes relevant multiple ranges selected by Evercore based on the resulting range of multiples and certain other considerations related to the specific characteristics of CRP.

Benchmark	Median	Reference Range
EV/2016E EBITDAX	17.6x	20.0x - 24.0x
EV/2017E EBITDAX	12.0x	12.0x - 14.0x
EV/2018E EBITDAX	8.6x	7.0x - 9.0x
EV/Proved Reserves ($/Boe)	$29.67	$33.00 - $40.00
EV/2016E Production ($/Boed)	$131,778	$140,000 - $175,000
EV/2017E Production ($/Boed)	$118,762	$125,000 - $145,000
EV/Net Acres ($/Net Acre)	$37,770	$35,000 - $45,000

        Evercore applied relevant transaction multiples to CRP's projected 2016E, 2017E, and 2018E EBITDAX, proved reserves as of July 1, 2016, 2016E and 2017E average daily production, and net acres to determine a selected implied Enterprise Value range of $1,600 million to $2,000 million.

Miscellaneous

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by Evercore. In connection with the review of the business combination, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion to our board of directors. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore's opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of the common stock, unit or asset value, as the case may be, of Silver Run or CRP. No company used in the above analyses as a comparison is directly comparable to Silver Run or CRP, and no precedent transaction used is directly comparable to the transaction. Furthermore, Evercore's analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Silver Run, CRP and their respective advisors.

        Evercore prepared these analyses solely for the information and benefit of our board of directors and for the purpose of providing an opinion to our board of directors as to the fairness, from a financial point of view, of the Consideration (as defined in the Opinion) to be paid by Silver Run in the Transaction (as defined in the Opinion). These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore's analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.

        Under the terms of Evercore's engagement letter with our board of directors and Silver Run, Silver Run has agreed to pay Evercore customary fees for a transaction of this nature, determined in the following manner. In accordance with the original terms of the Evercore engagement letter, upon the delivery of the Opinion to the board of directors, Evercore earned a $600,000 opinion fee. In addition, Silver Run has agreed to reimburse Evercore for certain of its expenses, provided that such reimbursable amounts shall not exceed $80,000 in the aggregate without prior written consent of Silver Run (which shall not be unreasonably withheld, conditioned or delayed), and to indemnify Evercore and any of its members, parties, officers, advisors, representatives, employees, agents, affiliates or controlling persons, if any, against certain liabilities and expenses arising out of its engagement.

        Evercore or its affiliates may, in the ordinary course of business, actively trade equity, debt or other securities, or related derivative securities, or other financial instruments, including bank loans and other obligations, of Silver Run or any of its affiliates, for their own account and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities or instruments. In the past, Evercore and its affiliates have provided financial advisory services unrelated to CRP, NewCo or the Transactions to Riverstone and its affiliates, and to companies in which Riverstone and its affiliates owned a significant equity interest (including a publicly traded company for which Riverstone and its affiliates controlled multiple seats on the board of directors), and have received fees for the rendering of these services including the reimbursement of expenses (which fees, exclusive of reimbursement of expenses, totaled approximately $46.4 million during the past two years). During the past two years, no material relationship existed between Evercore and its affiliates and CRP pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. Evercore may provide financial or other services to NewCo, Silver Run, NGP Energy Capital Management or any of their respective affiliates in the future and in connection with any such services may receive compensation.

        Our board of directors engaged Evercore to act as a financial advisor based on its qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.

Interests of Certain Persons in the Business Combination

        In considering the recommendation of our board of directors to vote in favor of the business combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and certain of our directors and officers have interests in the business combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the business combination, and in recommending to stockholders that they approve the business combination. Stockholders should take these interests into account in deciding whether to approve the business combination. These interests include, among other things:

  •
  the fact that Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock following the consummation of the Transactions;

  •
  the fact that our Sponsor holds private placement warrants that would expire worthless if a business combination is not consummated;

  •
  the fact that our Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve the business combination;

  •
  the fact that our Sponsor paid an aggregate of $25,000 for its founder shares and such securities will have a significantly higher value at the time of the business combination, which if unrestricted and freely tradable would be valued at approximately $            based on the closing price of our Class A Common Stock on                        , 2016;

  •
  if the Trust Account is liquidated, including in the event we are unable to complete an Initial Business Combination within the required time period, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser amount per public share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

  •
  the continuation of some or all of our existing directors, Mark G. Papa, William D. Gutermuth, Jeffrey H. Tepper and Diana J. Walters, as directors of Silver Run;

  •
  the fact that each of our independent directors owns 40,000 founder shares that were purchased from our Sponsor at its original purchase price, which if unrestricted and freely tradeable would be valued at approximately $            based on the closing price of our Class A Common Stock on                        , 2016;

  •
  the fact that our Sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until we have entered into a definitive agreement regarding an Initial Business Combination or fail to complete an Initial Business Combination by February 28, 2018;

  •
  the fact that our Sponsor, officers and directors will lose their entire investment in us if an Initial Business Combination is not completed; and

  •
  that we will enter into an amended and restated registration rights agreement with the Riverstone private investors, our Sponsor, certain of our directors and the Centennial Contributors, which provides for registration rights to such parties.

Potential Purchases of Public Shares

        In connection with the stockholder vote to approve the business combination, our Sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of our directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account.

        The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the business combination or, where the purchases are made by our Sponsor, directors, officers or advisors or their respective affiliates, to satisfy a closing condition in an agreement related to the business combination.

Total Company Shares to be Issued in the Business Combination

        It is anticipated that, upon completion of the Transactions, the ownership of Silver Run will be as follows:

  •
  the public stockholders (other than the private investors) will own 50,000,000 shares of our Class A Common Stock, representing a 30.6% economic interest and a 27.3% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 12.2% economic interest and a 10.9% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 49.5% economic interest and a 44.1% voting interest;

  •
  the holders of our founder shares, including our Sponsor and independent directors, will own 12,500,000 shares of our Class A Common Stock, representing a 7.7% economic interest and a 6.8% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 10.9% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

        The number of shares and the economic and voting interests set forth above assume that (i) a Centennial Cash Election is not made, (ii) the contribution of cash by Silver Run to CRP necessary for CRP to repay any of its or its subsidiaries' outstanding debt that becomes due and payable as a result of the consummation of the business combination (the "Additional Debt Repayment Contribution") is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iii) no public stockholders elect to have their public shares redeemed, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the foregoing investors purchase shares of Class A Common Stock in the open market and (vi) there are no other issuances of equity interests of Silver Run. As a result of the Transactions, the voting interest of our public stockholders will decrease from 80.0% to 27.3%, and Riverstone affiliates, including our Sponsor, will hold a majority of the combined voting power of all classes of our outstanding voting stock. In addition, if public stockholders elect to have their public shares redeemed in connection with the business combination, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of Class A Common Stock from Silver Run at $10.00 per share to offset such redemptions. In such a case, economic and voting interests of the public stockholders will decrease, and the economic and voting interests of the Riverstone private investors will increase, accordingly, but the economic and voting interests of the PIPE investors, the holders of our founder shares and the Centennial Contributors will not be affected. Please see the section entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Silver Run's Public Float" and "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for further information.

        These ownership percentages with respect to Silver Run following the business combination do not take into account warrants to purchase Class A Common Stock that will remain outstanding immediately following the business combination or shares of Class A Common Stock issuable upon the future redemption or exchange of CRP Common Units by the Centennial Contributors, but do include founder shares (even though they and the shares of Class A Common Stock into which they convert upon an Initial Business Combination are subject to transfer restrictions) due to the continued voting rights associated with the founder shares. If the actual facts are different than these assumptions, the percentage ownership retained by Silver Run's existing stockholders in Silver Run following the business combination will be different. For example, if we assume that all outstanding 16,666,666 public warrants and 8,000,000 private placement warrants were exercisable and exercised following completion of the Transactions, then the ownership of Silver Run would be as follows:

  •
  the public stockholders (other than the private investors) and holders of the public warrants will own 66,666,666 shares of our Class A Common Stock, representing a 35.4% economic interest and a 32.0% voting interest;

  •
  the PIPE investors will own 20,000,000 shares of our Class A Common Stock, representing a 10.6% economic interest and a 9.6% voting interest;

  •
  the Riverstone private investors will own 81,005,000 shares of our Class A Common Stock, representing a 43.1% economic interest and a 38.9% voting interest;

  •
  the holders of our founder shares and the private placement warrants, including our Sponsor and independent directors, will own 20,500,000 shares of our Class A Common Stock, representing a 10.9% economic interest and a 9.9% voting interest;

  •
  the Centennial Contributors will own 20,000,000 shares of our Class C Common Stock, representing a 0% economic interest and a 9.6% voting interest; and

  •
  CRD will own one share of our Series A Preferred Stock, representing a 0% economic interest and limited voting interest.

        The public warrants and private placement warrants will become exercisable on the later of 30 days after the completion of an Initial Business Combination and twelve months following the closing of the IPO and will expire five years after the completion of an Initial Business Combination or earlier upon redemption or liquidation.

        You should read "Summary of the Proxy Statement—Impact of the Business Combination on the Silver Run's Public Float" and "Unaudited Pro Forma Condensed Consolidated Combined Financial Information" for further information.

Sources and Uses for the Transactions

        The following table summarizes the sources and uses for funding the Transactions.

Sources of Funds(1)		Uses(1)
(in millions)
Existing cash in Trust Account(2)	$500.0	Cash Consideration(3)	$1,186.7
Centennial Contributors' equity retained	184.7	Centennial Contributors' equity retained	184.7
Riverstone Private Placement	810.1	Transaction fees and expenses(4)	35.1
PIPE Investment	200.0	Repay outstanding CRP debt(5)	188.3
		Cash to CRP balance sheet	100.0

Total Sources	$1,694.8	Total Uses	$1,694.8

(1)
In connection with the Riverstone Private Placement, the Riverstone private investors have agreed to be ready, willing and able to purchase additional shares of our Class A Common Stock at $10.00 per share in an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for us to pay the Cash Consideration in the business combination, repay certain outstanding indebtedness of CRP, offset any public stockholder redemptions of public shares and pay transaction-related expenses incurred by us. Accordingly, this sources and uses assumes no public shares are elected to be redeemed and only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement.

(2)
As of June 30, 2016, the fair market value of marketable securities held in the Trust Account was $500,296,824.

(3)
Assumes a Centennial Cash Election is not made.

(4)
This amount includes $17,500,000 in deferred underwriting commissions to the underwriters of our IPO and $600,000 that we have paid to Evercore relating to the delivery of its fairness opinion.

(5)
Reflects outstanding borrowings under CRP's credit agreement, net of cash, as of June 30, 2016.

Board of Directors of Silver Run Following the Transactions

        Upon consummation of the Transactions, our board of directors anticipates expanding to include one director appointed by CRD, as the holder of our Series A Preferred Stock. Upon completion of the Transactions, Riverstone affiliates, including our Sponsor, will control a majority of the combined voting power of all classes of our outstanding voting stock and will have the ability to influence the election of our board of directors.

        As a result, we expect to be a controlled company within the meaning of the NASDAQ corporate governance standards, and may elect not to comply with certain NASDAQ corporate governance requirements, including the requirements that a majority of the board of directors consist of independent directors and that the nominating and governance committee and compensation committee be composed entirely of independent directors. These requirements will not apply to us as long as we remain a controlled company.

Redemption Rights

        Under our Charter, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Charter. As of June 30, 2016, this would have amounted to approximately $10.00 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Class A Common Stock for cash and will no longer own shares of Silver Run. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a "group" (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock included in the units sold in our IPO, which we refer to as the "20% threshold." Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or group will not be redeemed for cash. Each redemption of shares of Class A Common Stock by our public stockholders will decrease the amount in our Trust Account, which holds approximately $500 million as of June 30, 2016. In no event will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. See the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

        There are no appraisal rights available to our stockholders in connection with the Business Combination.

 Accounting Treatment

        The business combination will be accounted for as a business combination under the scope of the Financial Accounting Standards Board's Accounting Standards Codification 805, Business Combinations, or ASC 805.

Certain United States Federal Income Tax Considerations

        The following is a discussion of (i) certain U.S. federal income tax consequences for holders of our Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the acquisition is completed and (ii) with respect to certain Non-U.S. holders (as defined below) who continue to hold shares of our Class A common stock or warrants after the business combination is completed, certain U.S. federal income tax consequences related to our becoming a United States real property holding corporation ("USRPHC") in connection with the business combination. This discussion applies only to Class A Common Stock and warrants, as applicable, held as a capital asset for U.S. federal income tax purposes and is applicable only to holders who purchased units in the IPO.

        This discussion does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

  •
  financial institutions;

  •
  insurance companies;

  •
  dealers or traders subject to a mark-to-market method of accounting with respect to our Class A Common Stock;

  •
  persons holding the Class A Common Stock as part of a "straddle," hedge, integrated transaction or similar transaction;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  partnerships or other pass-through entities for U.S. federal income tax purposes; and

  •
  tax-exempt entities.

        If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will generally depend on the status of the partners and your activities.

        This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. Such changes may be retroactive. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

        You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Certain Considerations Related to a Redemption of Class A Common Stock

U.S. Holders

        This section applies to you if you are a "U.S. holder." A U.S. holder is a beneficial owner of shares of our Class A Common Stock and/or warrants, as applicable, who or that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

  •
  an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

        Redemption of Class A Common Stock.    In the event that a U.S. holder's Class A Common Stock is redeemed pursuant to the redemption provisions described in the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights", the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale or other exchange of common stock, the U.S. holder will be treated as described under "—U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock" below. If the redemption does not qualify as a sale of common stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under "—U.S. Holders—Taxation of Redemption Treated as a Distribution".

        Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants and any of our stock that a holder would directly or constructively acquire pursuant to the Private Placements) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is "substantially disproportionate" with respect to the U.S. holder, (ii) results in a "complete termination" of the U.S. holder's interest in us or (iii) is "not essentially equivalent to a dividend" with respect to the U.S. holder. These tests are explained more fully below.

        In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants. Moreover, any of our Class A Common Stock that a U.S. holder directly or constructively acquires pursuant to the Private Placements generally should be included in determining the U.S. federal income tax treatment of the redemption.

        In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder's interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, and the U.S. holder does not constructively own any other stock. The redemption of our Class A Common Stock will not be essentially equivalent to a dividend if a U.S. holder's redemption results in a "meaningful reduction" of the U.S. holder's proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder's proportionate interest in us will depend on the particular facts and circumstances. However, the U.S. Internal Revenue Service (the "IRS") has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a "meaningful reduction." A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

        If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under "—U.S. Holders—Taxation of Redemption Treated as a Distribution," below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Class A Common Stock will be added to the U.S. holder's adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder's adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

        Gain or Loss on Redemption Treated as a Sale of Class A Common Stock.    If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder's adjusted tax basis in the Class A Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder's holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

        Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder's adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder's adjusted tax basis in its Class A Common Stock generally will equal the U.S. holder's acquisition cost less, in the case of a share of Class A Common Stock, any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes.

        A withholding tax equal to 15% of the amount realized (the "USRPHC Withholding Tax") on the redemption of our shares of Class A Common Stock (i.e., the amount of cash received by a holder pursuant to a redemption of our shares of Class A Common Stock) generally will also be required. A U.S. holder may eliminate the USRPHC Withholding Tax in respect of its receipt of cash pursuant to a redemption of our shares of Class A Common Stock by certifying in writing (under penalties of perjury) to the person required to withhold the USRPHC Withholding Tax that such holder is not a Non-U.S. holder, and providing its U.S. taxpayer identification number (social security number for individuals and U.S. employer identification number in all other cases), address and certain other information, or by providing such other information, as is satisfactory to the person required to withhold the USRPHC Withholding Tax, to establish such holder's status as a U.S. holder. If a U.S. holder fails to provide the necessary information described above to eliminate the USRPHC Withholding Tax and the amount of the USRPHC Withholding Tax withheld in respect of cash received pursuant to such redemption exceeds the U.S. holder's U.S. federal income tax liability with respect thereto, a holder may be entitled to a refund or credit against such holder's U.S. federal income tax liability, provided that certain required information is timely provided to the IRS.

        Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Class A Common Stock, a U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder's adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under "U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock" above.

        Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute "qualified dividends" that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

        Information Reporting and Backup Withholding.    In general, information reporting requirements may apply to dividends paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of Class A Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

        Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

        This section applies to you if you are a "Non-U.S. holder." A Non-U.S. holder is a beneficial owner of our shares of Class A Common Stock and/or warrants, as applicable, who or that is, for U.S. federal income tax purposes:

  •
  a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

  •
  a foreign corporation; or

  •
  a foreign estate or trust;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the redemption of our Class A Common Stock.

        Redemption of Class A Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder's Class A Common Stock pursuant to the redemption provisions described in the section entitled "Special Meeting of Silver Run Stockholders—Redemption Rights" generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder's Class A Common Stock, as described under "U.S. Holders—Redemption of Class A Common Stock" above, and the consequences of the redemption to the Non-U.S. holder will be as described below under "Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A

Common Stock" and "Non-U.S. holders—Taxation of Redemption Treated as a Distribution," as applicable.

        Gain on Redemption Treated as a Sale of Class A Common Stock.    A Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption treated as a sale of our Class A Common Stock, unless:

  •
  the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

  •
  we are or have been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five year period preceding the disposition or such Non-U.S. holder's holding period for the shares of our Class A Common Stock.

        Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a foreign corporation may also be subject to an additional "branch profits tax" at a 30% rate (or lower applicable treaty rate).

        If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the redemption of our Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, as described under "—U.S. Holders—Gain on Redemption as a Sale of Class A Common Stock" above, we may be required to withhold the USRPHC Withholding Tax upon such redemption. We will be classified as a USRPHC if the fair market value of our "U.S. real property interests" equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

        We believe that we will be a USRPHC on the date that the business combination is completed because a significant portion of CRP's assets are expected to be classified as "United States real property interests."

        It is unclear if a Non-U.S. holder will be subject to tax at generally applicable U.S. federal income tax rates with respect to the gain recognized by such holder on the redemption of our Class A Common Stock. However, a Non-U.S. holder generally should expect that the USRPHC Withholding Tax will be withheld in respect of its receipt of cash pursuant to the redemption of our shares of Class A Common Stock unless such Non-U.S. holder qualifies for an exemption and provides appropriate certification to the person required to withhold. If the USRPHC Withholding Tax withheld in respect of cash received pursuant to such redemption exceeds the holder's U.S. federal income tax liability with respect thereto, the holder may be entitled to a refund or credit against such holder's U.S. federal income tax liability, provided that certain required information is timely provided to the IRS.

        We urge you to consult your tax advisors regarding the U.S. federal income tax consequences resulting from our belief that we will be a USRPHC on the date that the business combination is completed.

        Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Class A Common Stock, a Non-U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits, will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder's adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under "—Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A Common Stock" above. In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). In addition, because we believe that we will be a USRPHC on the date that the business combination is completed, we will withhold 15% of any distribution (see "—Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A Common Stock" above).

        The withholding tax does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional "branch profits tax" imposed at a rate of 30% (or a lower applicable treaty rate).

        Information Reporting and Backup Withholding.    Information returns will be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of shares of Class A Common Stock. A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such holder's U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

        FATCA Withholding Taxes.    Provisions commonly referred to as "FATCA" impose withholding of 30% on payments of dividends on our Class A Common Stock (including constructive dividends received pursuant to a redemption of our Class A Common Stock) to "foreign financial institutions" (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisers regarding possible implications of FATCA.

Certain Considerations for Continuing Non-U.S. Holders in Connection With Silver Run's Expected Status as a USRPHC as a Result of the Business Combination

        As discussed under "—Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A Common Stock" above, we believe that we will become a USRPHC in connection with the business combination because a significant portion of CRP's assets are expected to be classified as United States real property interests. As a result of our expected status as a USRPHC, as long as our Class A Common Stock continues to be regularly traded on an established securities market, only a Non-U.S. holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the disposition or the Non-U.S. holder's holding period for the Class A Common Stock, more than 5% of our Class A Common Stock will be subject to U.S. federal income tax on gain realized on the disposition of our Class A Common Stock. However, if our Class A Common Stock were not considered to be so regularly traded during the calendar year in which the relevant disposition by a Non-U.S. holder occurs, or shares of our Class A Common Stock are disposed of by a holder who owns more than 5% of our Class A Common stock at any time during the period described above, such holder generally would be subject to U.S. federal income tax on a disposition of our Class A Common Stock. In addition, if our Class A Common Stock were not considered to be so regularly traded during the calendar year in which the relevant disposition by a Non-U.S. holder occurs (regardless of the percentage of our Class A Common Stock actually or constructively owned by such holder), the USRPHC Withholding Tax generally would apply to the gross proceeds from such disposition.

        Moreover, regardless of whether our Class A Common Stock is regularly traded or the percentage of our Class A Common Stock actually or constructively owned by a Non-U.S. holder, any redemption of a Non-U.S. holder's Class A Common Stock treated as a sale or exchange for U.S. federal income tax purposes (as discussed under "—Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A Common Stock" above) and any distributions (including redemptions treated as distributions, as described under "—Non-U.S. Holders—Taxation of Redemption Treated as a Distribution" above) we make to a Non-U.S. holder that are not treated as dividends for U.S. federal income tax purposes (i.e., that are not made out of our current or accumulated earnings and profits) generally would be subject to the USRPHC Withholding Tax, as described under "—Non-U.S. Holders—Gain on Redemption Treated as a Sale of Class A Common Stock" above.

        As a result of our expected status as a USRPHC, a Non-U.S. holder who recognizes gain from a disposition of our warrants generally will be subject to U.S. federal income tax on a net income basis at the rates and in the manner generally applicable to U.S. holders unless an applicable income tax treaty provides otherwise. However, if both our warrants and our Class A Common Stock continue to be regularly traded on an established securities market in the calendar year of such disposition, only a Non-U.S. holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the disposition or the Non-U.S. holder's holding period for the warrants, more than 5% of our warrants generally will be subject to U.S. federal income tax on gain realized on the disposition of our warrants as a result of our status as a USRPHC. If in the calendar year of such disposition, our warrants are not considered to be so regularly traded on an established securities market, but our Class A Common Stock is, only a Non-U.S. holder whose warrants, as of the date of such Non-U.S. holder's acquisition of such warrants, have a fair market value greater than 5% of the value of our Class A Common Stock, generally will be subject to U.S. federal income tax on gain realized on the disposition of our warrants as a result of our status as a USRPHC. If our Class A Common Stock were not considered to be so regularly traded during the calendar year in which the relevant disposition by a Non-U.S. holder occurs, such holder (regardless of the percentage of our warrants owned) generally would be subject to U.S. federal income tax on a taxable disposition of our warrants, and the USRPHC Withholding Tax generally would apply to the gross proceeds from such disposition.

        If the USRPHC Withholding Tax withheld with respect to a disposition of our Class A Common Stock or warrants, redemption of our Class A Common Stock or a distribution made with respect to our Class A Common Stock exceeds the Non-U.S. holder's U.S. federal income tax liability with respect to such disposition, redemption or distribution, such holder may be entitled to a refund or credit against such holder's U.S. federal income tax liability, provided that certain required information is timely provided to the IRS.

        The foregoing discussion is not intended to be a comprehensive discussion of all material U.S. federal income tax consequences to a Non-U.S. holder of owning or disposing of our Class A Common Stock and/or warrants after the business combination is completed. We urge Non-U.S. holders to consult their tax advisors with respect to the consequences of ownership and disposition of our Class A Common Stock and/or warrants.

Regulatory Matters

        Neither Silver Run nor CRP is aware of any material regulatory approvals or actions that are required for completion of the business combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Vote Required for Approval

        The closing of the business combination is conditioned on the approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal at the special meeting.

        This Business Combination Proposal (and consequently, the Contribution Agreement and the business combination) will be approved and adopted only if the holders of at least a majority of the shares of our Class A Common Stock and Class B Common Stock voted at the special meeting, voting as a single class, vote "FOR" the Business Combination Proposal. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Business Combination Proposal.

        As of the record date, our Sponsor, directors and officers have agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of the business combination.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE "FOR" THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2—THE CLASS C CHARTER PROPOSAL

Overview

        Assuming the Business Combination Proposal and the NASDAQ Proposal are approved, Silver Run's stockholders are also being asked to approve amendments to the Charter to provide for the establishment of a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the "Class C Charter Proposal"). A copy of the Second A&R Charter reflecting the proposed amendments pursuant to the Class C Charter Proposal is attached to this proxy statement as Annex B.

Reasons for the Amendment

        Upon completion of the Transactions, the Centennial Contributors and Silver Run will execute and deliver the A&R LLC Agreement to cause the recapitalization of CRP ("Recapitalization"). As part of the Recapitalization and as contemplated by the Contribution Agreement, provided a Centennial Cash Election is not made, we will issue an aggregate of 20,000,000 CRP Common Units and 20,000,000 shares of Class C Common Stock to the Centennial Contributors. The Centennial Contributors will own all of our outstanding Class C Common Stock. Following the completion of the Transactions, we expect to maintain a one-to-one ratio between the number of outstanding shares of Class C Common Stock and the number of CRP Common Units owned by the Centennial Contributors so that the Centennial Contributors will have a voting interest in Silver Run that is identical to their economic interest in CRP.

        The Class C Charter Proposal will establish the terms of the Class C Common Stock.

Description of Class C Common Stock

        Our Class C Common Stock will be a newly issued class of common stock, with a par value of $0.0001 per share. Shares of Class C Common Stock may be issued only to the Centennial Contributors, their respective successors and assigns, as well as any permitted transferees of the Centennial Contributors. A holder of Class C Common Stock may transfer shares of Class C Common Stock to any transferee (other than Silver Run) only if, and only to the extent permitted by the A&R LLC Agreement, such holder also simultaneously transfers an equal number of such holder's CRP Common Units to such transferee in compliance with the A&R LLC Agreement. Holders of our Class C Common Stock will vote together as a single class with holders of our Class A Common Stock on all matters properly submitted to a vote of the stockholders. In addition, the holders of Class C Common Stock, voting as a separate class, will be entitled to approve any amendment, alteration or repeal of any provision of our Charter that would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class C Common Stock. Holders of Class C Common Stock will not be entitled to any dividends from Silver Run and will not be entitled to receive any of our assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs.

        The Centennial Contributors will generally have the right to cause CRP to redeem all or a portion of their CRP Common Units in exchange for shares of our Class A Common Stock or, at CRP's option, an equivalent amount of cash; provided that we may, at our option, effect a direct exchange of cash or Class A Common Stock for such CRP Common Units in lieu of such a redemption by CRP. Upon the future redemption or exchange of CRP Common Units held by a Centennial Contributor, a corresponding number of shares of Class C Common Stock will be cancelled.

 Vote Required for Approval

        The Class C Charter Proposal is conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal at the special meeting.

        The approval of the Class C Charter Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. Abstentions will have the same effect as a vote "AGAINST" this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT SILVER RUN STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE CLASS C CHARTER PROPOSAL.

 PROPOSAL NO. 3—THE AUTHORIZED SHARE CHARTER PROPOSAL

Overview

        In this Proposal 3, we are requesting stockholders approve and adopt an amendment to the Charter to increase the number of authorized shares of Class A Common Stock from 200,000,000 shares to 600,000,000 shares (the "Authorized Share Charter Proposal"). A copy of the Second A&R Charter reflecting the proposed amendment pursuant to the Authorized Share Charter Proposal is attached to this proxy statement as Annex B.

Vote Required for Approval

        The Authorized Share Charter Proposal is conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal.

        The approval of the Authorized Share Charter Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. Abstentions will have the same effect as a vote "AGAINST" this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT SILVER RUN STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AUTHORIZED SHARE CHARTER PROPOSAL.

 PROPOSAL NO. 4—THE ADDITIONAL CHARTER PROPOSAL

Overview

        Assuming the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal are approved, Silver Run's stockholders are also being asked to approve amendments to the Charter to eliminate certain provisions relating to an Initial Business Combination that will no longer be applicable to us following the consummation of the business combination (the "Additional Charter Proposal"). A copy of the Second A&R Charter reflecting the proposed amendments pursuant to the Additional Charter Proposal is attached to this proxy statement as Annex B.

Vote Required for Approval

        The Additional Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Class C Charter Proposal and the NASDAQ Proposal at the special meeting.

        The approval of the Additional Charter Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the special meeting, voting as a single class. Abstentions will have the same effect as a vote "AGAINST" this proposal.

Recommendation of the Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS THAT SILVER RUN STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADDITIONAL CHARTER PROPOSAL.

 PROPOSAL NO. 5—THE NASDAQ PROPOSAL

Overview

        In connection with the Transactions, we intend to issue (subject to customary terms and conditions, including the closing of the business combination) (a) up to 81,005,000 shares of Class A Common Stock, plus any additional shares of Series A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions, in the Riverstone Private Placement at $10.00 per share, (b) 20,000,000 shares of Class A Common Stock to the PIPE investors in the PIPE Investment at $10.00 per share, (c) 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and (d) up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their CRP Common Units in accordance with the A&R LLC Agreement. The proceeds from the Private Placements will be used to fund a portion of the Cash Consideration in the business combination. The Riverstone private investors and the PIPE investors in the Private Placements will be entitled to certain customary registration rights described, in the case of the Riverstone private investors, under "Proposal No. 1—The Business Combination Proposal—Related Agreements—Registration Rights Agreement" and, in the case of the PIPE investors, under "Proposal No. 1—The Business Combination Proposal—Related Agreements—Subscription Agreements."

        For further information, please see the full text of the Subscription Agreements, dated as of July 21, 2016, among Silver Run and the Riverstone private investors, which is attached to this proxy statement as Annex H, the full text of the Subscription Agreements, dated as of July 21, 2016, among Silver Run and the PIPE investors, which are attached to this proxy statement as Annex I and the full text of the Contribution Agreement, a composite copy of which is attached to this proxy statement as Annex A. The discussion herein is qualified in its entirety by reference to such documents.

Why Silver Run Needs Stockholder Approval

        We are seeking stockholder approval in order to comply with NASDAQ Listing Rules 5635(a) and (d).

        Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Silver Run will issue shares representing 20% or more of the number of outstanding shares of Class A Common Stock and Class B Common Stock of Silver Run prior to the issuance, or 20% or more of its voting power prior to the issuance, pursuant to the Private Placements, the future issuance of shares of Class C Common Stock to the Centennial Contributors and the issuance of shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their CRP Common Units in accordance with the A&R LLC Agreement.

        Under NASDAQ Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

        Stockholder approval of the NASDAQ Proposal is also a condition to closing of the business combination in the Contribution Agreement.

Effect of Proposal on Current Stockholders

        If the NASDAQ Proposal is adopted, up to an aggregate of 101,005,000 shares of Class A Common Stock, plus any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions, may be issued in connection with the Riverstone Private Placement and the PIPE Investment, representing up to 161.6% or more of the shares of Class A Common Stock and Class B Common Stock outstanding on the date hereof. Provided a Centennial Cash Election is not made, we will issue 20,000,000 shares of Class C Common Stock to the Centennial Contributors. We may also issue up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors upon the future redemption or exchange of their CRP Common Units in accordance with the A&R LLC Agreement. The issuance of such shares would result in significant dilution to Silver Run stockholders, and result in the Silver Run stockholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of Silver Run.

Vote Required for Approval

        The NASDAQ Proposal is conditioned upon the approval of the Business Combination Proposal and the Class C Charter Proposal at the special meeting.

        Approval of the NASDAQ Proposal requires the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the NASDAQ Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE NASDAQ PROPOSAL.

PROPOSAL NO. 6—THE LTIP PROPOSAL

Overview

        In this Proposal 6, we are requesting stockholders approve and adopt the Centennial Resource Development, Inc. 2016 Long Term Incentive Plan (the "LTIP") and the material terms thereunder, including for purposes of complying with the requirements of Section 162(m) of the Code. A total of 16,500,000 shares of Class A Common Stock will be reserved for issuance under the LTIP. Our board of directors approved the LTIP on July 28, 2016 (including the performance criteria upon which performance goals may be based), subject to stockholder approval at the special meeting. The LTIP is described in more detail below. A copy of the LTIP is attached to this proxy statement as Annex D.

The LTIP

        The purpose of the LTIP is to enhance Silver Run's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to Silver Run by providing these individuals with equity ownership opportunities. We believe that the LTIP is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in Silver Run and providing a means of recognizing their contributions to the success of Silver Run. Our board of directors and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help Silver Run meet its goals.

        Although we have not adopted a policy that all compensation paid to our executive officers must be deductible, the LTIP is also intended to allow us to provide performance-based compensation that will be tax deductible by us without regard to the limits of Section 162(m) of the Code. Therefore, for purposes of Section 162(m), we are asking our stockholders to approve the list of performance criteria that may be used for purposes of granting awards that are intended to qualify as performance-based compensation under Section 162(m), as described below under the heading "—Performance-Based Awards," in the event we choose to seek to structure compensation in a manner that will satisfy the performance-based compensation exception to Section 162(m). Should we choose to do so, stockholder approval of these criteria would enable us to satisfy this exception and deduct compensation associated with future performance-based awards to certain executives.

        Generally, Section 162(m) limits the federal income tax deductions a publicly held company may claim for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers (these officers are generally referred to as the "covered employees"). Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap. Stock options and stock appreciation rights that may be granted under the LTIP generally should qualify as performance-based compensation. Other awards that we may grant under the LTIP may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the administrator of the LTIP. The administrator of the LTIP retains the discretion to set the level of performance for a given performance measure under a performance-based award. For awards to qualify as performance-based compensation, they must also be in amounts that are within the individual award limits set forth in the LTIP and stockholders must approve the material terms of the performance goals every five years. Stockholder approval does not guarantee that incentive compensation that we pay to our covered employees will qualify as performance-based compensation for purposes of Section 162(m), but will permit the administrator to seek to structure incentive compensation to meet the performance-based compensation requirements if it chooses to do so. If the LTIP is not approved by the stockholders, it will not become effective and no awards will be granted thereunder.

 Summary of the LTIP

        This section summarizes certain principal features of the LTIP. The summary is qualified in its entirety by reference to the complete text of the LTIP, which is attached to this proxy statement as Annex D.

Eligibility and Administration

        Our employees, consultants and directors, and employees and consultants of our subsidiaries, will be eligible to receive awards under the LTIP. As of September 1, 2016, we had no employees and four directors. Following the business combination, Silver Run and its subsidiaries are expected to have approximately             employees,            directors and            other service providers who will be eligible to receive awards under the LTIP.

        The LTIP will be administered by our board of directors, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the LTIP, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the LTIP, to interpret the LTIP and award agreements and to adopt, amend and repeal rules for the administration of the LTIP as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the LTIP, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the LTIP.

Shares Available for Awards

        An aggregate of 16,500,000 shares of Class A Common Stock will be available for issuance under the LTIP, all of which may be issued upon the exercise of incentive stock options. Shares issued under the LTIP may be authorized but unissued shares, shares purchased on the open market or treasury shares.

        If an award under the LTIP expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the LTIP. Further, shares delivered to satisfy the purchase price or tax withholding obligation for any award other than an option or stock appreciation right will again be available for new grants under the LTIP. However, the LTIP does not allow the shares available for grant under the LTIP to be recharged or replenished with shares that:

  •
  are tendered or withheld to satisfy the exercise price of an option;

  •
  are tendered or withheld to satisfy tax withholding obligations for any award that is an option or stock appreciation right;

  •
  are subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right; or

  •
  are purchased on the open market with cash proceeds from the exercise of options.

        Awards granted under the LTIP in substitution for any options or other stock or stock-based awards granted by an entity before the entity's merger or consolidation with us (or any of our subsidiaries) or our (or any of our subsidiary's) acquisition of the entity's property or stock will not reduce the shares available for grant under the LTIP, but will count against the maximum number of shares that may be issued upon the exercise of incentive stock options.

Individual Award Limits

        The maximum aggregate number of shares of Class A Common Stock with respect to which one or more awards of options or stock appreciation rights may be granted under the LTIP to any one person during any fiscal year is 1,000,000 shares of Class A Common Stock; and the maximum aggregate number of shares of Class A Common Stock with respect to which one or more awards of restricted stock, restricted stock units, or other stock or cash based awards that are denominated in shares intended to qualify as performance-based compensation under Section 162(m) of the Code (as described below) may be granted under the LTIP to any one person during any fiscal year is 1,000,000 shares of Class A Common Stock. However, these numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount of cash that may be paid to any one person during any fiscal year with respect to one or more awards payable in cash and not denominated in shares is $5,000,000.

Awards

        The LTIP provides for the grant of stock options, including incentive stock options ("ISOs") and nonqualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock, dividend equivalents, restricted stock units ("RSUs") and other stock or cash based awards. Certain awards under the LTIP may constitute or provide for payment of "nonqualified deferred compensation" under Section 409A of the Code. All awards under the LTIP will be set forth in award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. A brief description of each award type follows.

  •
  Stock Options and SARs.  Stock options provide for the purchase of shares of Class A Common Stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The plan administrator will determine the number of shares covered by each option and SAR, the exercise price of each option and SAR and the conditions and limitations applicable to the exercise of each option and SAR. The exercise price of a stock option or SAR will not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. The term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

  •
  Restricted Stock.  Restricted stock is an award of nontransferable shares of Class A Common Stock that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, which generally include the right to receive dividends and other distributions in relation to the award; however, dividends may be paid with respect to restricted stock with performance-based vesting only to the extent the performance conditions have been satisfied and the restricted stock vests. The terms and conditions applicable to restricted stock will be determined by the plan administrator, subject to the conditions and limitations contained in the LTIP.

  •
  RSUs.  are contractual promises to deliver shares of Class A Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of Class A Common Stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights); however, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the LTIP.

  •
  Other Stock or Cash Based Awards.  Other stock or cash based awards are awards of cash, fully vested shares of Class A Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of Class A Common Stock or other property. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other stock or cash based awards, which may include any purchase price, performance goal, transfer restrictions and vesting conditions.

Performance-Based Awards

        The plan administrator will determine whether specific performance awards are intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and will have discretion to pay compensation that is not qualified performance-based compensation and that is not tax deductible. Under Section 162(m), a "covered employee" is our chief executive officer and certain of our other most highly compensated executive officers. Section 162(m) imposes a $1 million cap on the compensation deduction that we may take in respect of compensation paid to covered employees; however, compensation that qualifies as qualified performance-based compensation is excluded from the calculation of the $1 million cap.

        In order to constitute qualified performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the plan administrator and based on stockholder-approved performance criteria. In asking our stockholders to approve the LTIP, we are also requesting our stockholders approve the below performance criteria to allow us to qualify awards as qualified performance-based compensation.

        For purposes of the LTIP, one or more of the following performance criteria will be used in setting performance goals applicable to qualified performance-based compensation, either for the entire company or a subsidiary, division, business unit or an individual, and may be used in setting performance goals applicable to other stock or cash based awards: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders' equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; individual business objectives; production or growth in production; reserves or added reserves; growth in reserves per share; inventory growth; environmental, health and/or safety performance; effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the company's performance or the performance of a subsidiary, division, business segment or business unit of the company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. When determining performance goals, the plan administrator may provide for exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including, without limitation, non-recurring charges or events, acquisitions or divestitures, changes in the corporate or capital structure, events unrelated to the business or outside of the control of management, foreign exchange considerations, and legal, regulatory, tax or accounting changes.

Prohibition on Repricing

        Under the LTIP, the plan administrator may not except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of our stockholders, authorize the repricing of any outstanding option or SAR to reduce its price per share, or cancel any option or SAR in exchange for cash or another award when the price per share exceeds the Fair Market Value (as that term is defined in the LTIP) of the underlying shares.

Certain Transactions

        In connection with certain corporate transactions and events affecting our Class A Common Stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the LTIP to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the LTIP and replacing or terminating awards under the LTIP. In addition, in the event of certain non-reciprocal transactions with our stockholders, the plan administrator will make equitable adjustments to the LTIP and outstanding awards as it deems appropriate to reflect the transaction.

Provisions of the LTIP Relating to Director Compensation

        The LTIP provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the LTIP's limitations. The plan administrator will from time to time determine the terms, conditions and amounts of all non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation or other compensation and the grant date fair value of any equity awards granted under the LTIP as compensation for services as a non-employee director during any fiscal year may not exceed $500,000. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, subject to the limitations in the LTIP.

Plan Amendment and Termination

        Our board of directors may amend or terminate the LTIP at any time; however, no amendment, other than an amendment that increases the number of shares available under the LTIP, may materially and adversely affect an award outstanding under the LTIP without the consent of the affected participant and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The LTIP will remain in effect until the tenth anniversary of the earlier of (i) the date our board of directors adopted the LTIP and (ii) the date our stockholders approve the LTIP, unless earlier terminated by our board of directors. No awards may be granted under the LTIP after its termination.

Foreign Participants, Claw-back Provisions, Transferability and Participant Payments

        The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to any company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the LTIP are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator's consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the LTIP, and exercise price obligations arising in connection with the exercise of stock options under the LTIP, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of Class A Common Stock that meet specified conditions, a promissory note, a "market sell order," such other consideration as the plan administrator deems suitable or any combination of the foregoing.

Material U.S. Federal Income Tax Consequences

        The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant's particular circumstances.

        ISO.    No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less, the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is generally an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

        NSOs.    No income is expected to be recognized by a participant for federal income tax purposes upon the grant of an NSO. Upon exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of an NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant's employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

        SARs.    There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

        Restricted Stock.    If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

        Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant's income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

        If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

        RSUs.    There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the

RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

        Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

        Limitations on the Employer's Compensation Deduction.    Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer's stockholders, and meets certain other criteria, as described above under the heading "—Performance-Based Awards."

        Excess Parachute Payments.    Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the LTIP upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

        Application of Section 409A of the Code.    Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, SARs and RSU programs. Generally speaking, Section 409A does not apply to ISOs, non-discounted NSOs and appreciation rights if no deferral is provided beyond exercise, or restricted stock.

        The awards made pursuant to the LTIP are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the LTIP are not exempt from coverage. However, if the LTIP fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

        State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the LTIP is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

        The LTIP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits

        The benefits or amounts that may be received or allocated to participants under the LTIP will be determined at the discretion of the plan administrator and are not currently determinable.

 Vote Required for Approval

        The LTIP Proposal is conditioned on the approval of the Business Combination Proposal and the NASDAQ Proposal at the special meeting.

        The approval of the LTIP Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the LTIP Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE "FOR" THE APPROVAL OF THE LTIP PROPOSAL.

PROPOSAL NO. 7—THE ADJOURNMENT PROPOSAL

Overview

        The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal or the LTIP Proposal.

Consequences if the Adjournment Proposal is Not Approved

        If the Adjournment Proposal is not approved by Silver Run stockholders, the board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal.

Vote Required for Approval

        The Adjournment Proposal is not conditioned on the approval of any other proposal at the special meeting.

        The approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote and actually cast thereon at the special meeting, voting as a single class. Failure to vote by proxy or to vote in person at the special meeting or an abstention from voting will have no effect on the outcome of the vote on the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF SILVER RUN

        The following discussion and analysis should be read in conjunction with the financial statements and related notes of Silver Run included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements".

Overview

        We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We consummated our IPO on February 29, 2016. We intend to effectuate our Initial Business Combination using cash from the proceeds of the IPO and the private placement of warrants that occurred simultaneously with the consummation of the completion of our IPO (the "private placement warrants") and from additional issuances, if any, of our capital stock, debt or a combination of cash, stock and debt.

        At June 30, 2016, we had approximately $778,524 in cash and $17,500,000 in deferred underwriting commissions to the underwriters of our IPO. Further, we expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete an Initial Business Combination will be successful.

Results of Operations for the Six Months Ended June 30, 2016

        We have neither engaged in any significant operations nor generated any operating revenue to date. Our only activities since inception relate to our formation, the IPO and efforts directed toward locating a suitable Initial Business Combination. We will not generate any operating revenue until after completion of an Initial Business Combination, at the earliest. Prior to such time, we will generate non-operating income in the form of interest income on cash and cash equivalents. We have incurred increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), and expect to incur increased expenses in the future related to the pursuit of our acquisition plans.

        For the six months ended June 30, 2016, we had net income of $64,521, which consisted primarily of interest income from the Trust Account of $296,814. This income was offset by general and administrative expenses of $192,293 and $40,000 of administrative fees paid to a related party.

Liquidity and Capital Resources

        Until the consummation of the IPO, our only source of liquidity was the initial sale of founder shares to the Sponsor, and the proceeds of loans from our Sponsor of $300,000, which were repaid upon the closing of the IPO.

        On February 29, 2016, we consummated our IPO of 50,000,000 units (the "Units") (including 5,000,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option) at a price of $10.00 per Unit, with each Unit consisting of one share of Class A Common Stock and one-third of one warrant, each whole warrant entitling the holder to purchase one whole share of Class A Common Stock for $11.50 per share. The shares of Class A Common Stock sold as part of the Units in the IPO are sometimes referred to as "public shares." The IPO generated proceeds to us of $500,000,000 before underwriting discounts and expenses. Simultaneously with the consummation of the

IPO, we consummated the private sale to our Sponsor (the "Warrant Private Placement") of an aggregate of 8,000,000 private placement warrants, each exercisable to purchase one share of our Class A Common Stock, at an exercise price of $11.50 per share, at a price of $1.50 per Private Placement Warrant, generating proceeds to us of $12,000,000. On the IPO Closing Date, we placed $500,000,000 of proceeds (including $17,500,000 of deferred underwriting discount) from the IPO and the Warrant Private Placement into the Trust Account and held $12,000,000 of such proceeds outside the Trust Account. Of the funds held outside the Trust Account, $10,000,000 was used to pay underwriting discounts in the Public Offering and $300,000 was used to repay loans to our Sponsor, with the balance reserved to pay accrued offering and formation costs, business, legal and accounting due diligence expenses on prospective acquisitions and continuing general and administrative expenses.

        At June 30, 2016, we had cash and cash equivalents held outside the Trust Account of $778,524 and a working capital surplus of $975,176. At June 30, 2016, funds held in the Trust Account consisted of money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act, and that invest only in direct U.S. government obligations.

        In addition, interest income on the funds held in the Trust Account may be released to us to pay our franchise and income taxes.

        We intend to use substantially all of the funds held in our Trust Account, including interest (which interest shall be net of taxes payable), to fund a portion of the Cash Consideration in the business combination.

Off-Balance Sheet Arrangements

        We do not have any off-balance sheet arrangements as of June 30, 2016.

Contractual Obligations

        At June 30, 2016, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities. On February 23, 2016, we entered into an administrative support agreement pursuant to which we have agreed to pay an affiliate of our Sponsor a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of an Initial Business Combination or our liquidation, we will cease paying these monthly fees. For the six months ended June 30, 2016, we had paid the affiliate of our Sponsor $40,000 under the administrative support agreement.

        The underwriters are entitled to underwriting discounts and commissions of 5.5%, of which 2.0% ($10,000,000) was paid at the closing of the IPO, and 3.5% ($17,500,000) was deferred. The deferred underwriting discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete an Initial Business Combination, subject to the terms of the underwriting agreement. The underwriters are not entitled to any interest accrued on the deferred underwriting discounts.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during periods reported. Actual results could materially differ from those estimates. We have identified the following as our critical accounting policies:

  Net Income per Common Share

        Net income per common share is computed by dividing net income applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At June 30, 2016, we did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share our earnings under the treasury stock method. As a result, diluted income per common share is the same as basic income per common share for the period.

  Redeemable Common Stock

        All of the 50,000,000 public shares contain a redemption feature which allows for the redemption of Class A Common Stock under our liquidation or tender offer/stockholder approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within our control require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although we have not specified a maximum redemption threshold, our Charter provides that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Accordingly, at June 30, 2016, 47,877,199 of the 50,000,000 shares of Class A Common Stock were classified outside of permanent equity at their redemption value.

  Offering Costs

        We comply with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A—"Expenses of Offering." Offering costs of approximately $28,315,521, consisting primarily of underwriting discounts of $27,500,000 (including $17,500,000 of which is deferred), and approximately $815,521 of professional, filing, regulatory and other costs, were charged to additional paid in capital upon the closing of the IPO on February 29, 2016.

Recent Accounting Pronouncements

        Management does not believe that any recently issued, but not effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Quantitative and Qualitative Disclosure About Market Risk

        As of June 30, 2016, we were not subject to any market or interest rate risk. The net proceeds of the IPO and the Warrant Private Placement, including amounts in the Trust Account, have been invested in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act and that invest only in direct U.S. government obligations. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

BUSINESS OF SILVER RUN

Overview

        Silver Run is a newly organized blank check company incorporated as a Delaware corporation on November 4, 2015. Silver Run was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Initial Business Combination"). Prior to and after the proposed Initial Business Combination, Silver Run's acquisition and value creation strategy is to identify, acquire and build a company in the energy industry that complements the experience of its management team and that can benefit from their operational expertise. Throughout the acquisition strategy process, Silver Run has leveraged its team's network of potential proprietary and public transaction sources where it believes a combination of its relationships, knowledge and experience in the energy industry could effect a positive transformation or augmentation of existing businesses or properties to improve their overall value proposition. Silver Run has neither engaged in any operations nor generated any revenue to date. Based on its business activities, it is a "shell company" as defined in the Exchange Act because it has no operations and nominal assets consisting solely of cash and/or cash equivalents.

        On February 29, 2016, Silver Run consummated its IPO of 50,000,000 units (the "units") (including 5,000,000 units sold pursuant to the underwriters' partial exercise of their over-allotment option) at $10.00 per unit, with each unit consisting of one share of Class A Common Stock and one-third of one warrant, each whole warrant entitling the holder to purchase one whole share of Class A Common Stock for $11.50 per share. The shares of Class A Common Stock sold as part of the units in the IPO are sometimes referred as "public shares." The IPO generated total gross proceeds of $500,000,000. Prior to the consummation of the IPO, in November 2015, our Sponsor purchased 11,500,000 shares of Class B Common Stock, which are referred to herein as "founder shares," for an aggregate purchase price of $25,000, or approximately $0.002 per share. On February 23, 2016, we effected a stock dividend of approximately 0.125 shares for each outstanding share of Class B Common Stock, resulting in the initial stockholders holding an aggregate of 12,937,500 founder shares. Also, in February 2016, our Sponsor transferred 40,000 of these founder shares to each of William D. Gutermuth, Jeffery H. Tepper and Diana J. Walters, our independent directors. On April 8, 2016, following the expiration of the underwriters' remaining over-allotment option in connection with the IPO, the Sponsor forfeited 437,500 founder shares.

        Simultaneously with the closing of the IPO on February 29, 2016, Silver Run completed the private sale of 8,000,000 warrants (the "private placement warrants") at a purchase price of $1.50 per private placement warrant, to the Sponsor, generating gross proceeds to Silver Run of $12,000,000. The private placement warrants are identical to the warrants sold as part of the units issued in the IPO, except that the Sponsor agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of Silver Run's Initial Business Combination. The private placement warrants are also not redeemable by Silver Run so long as they are held by the Sponsor or its permitted transferees.

        A total of $500,000,000, comprised of $490,000,000 of the proceeds from the IPO, including approximately $17,500,000 in deferred underwriting commissions to the underwriters of the IPO, and the proceeds of the sale of the private placement warrants were placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of our completion of the Initial Business Combination or our liquidation, although we may withdraw the interest earned on the funds held in our Trust Account to pay franchise and income taxes.

        On April 14, 2016, Silver Run announced that the holders of our units may elect to separately trade the Class A Common Stock and warrants included in the units commencing on April 15, 2016 on NASDAQ under the symbols "SRAQ" and "SRAQW," respectively. Those units not separated continued to trade on NASDAQ under the symbol "SRAQU." Upon the closing of the business combination, we intend to change our name from "Silver Run Acquisition Corporation" to "Centennial Resource Development, Inc.," and we have applied to continue the listing of our Class A Common Stock and warrants on NASDAQ under the symbols "CDEV" and "CDEVW," respectively. The units will automatically separate into the component securities upon consummation of the business combination and, as a result, will no longer trade as a separate security.

Initial Business Combination

        NASDAQ rules require that an initial business combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of signing a definitive agreement in connection with an initial business combination. If Silver Run's board of directors is not able to independently determine the fair market value of CRP, Silver Run will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc.

Redemption Rights for Holders of Public Shares

        We are providing our public stockholders with the opportunity to elect to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, upon the consummation of the business combination, subject to the limitations described herein. As of June 30, 2016, the amount in the Trust Account, net of taxes payable and any interest that we may withdraw for working capital purposes, is approximately $10.00 per public share. Our Sponsor, officers and directors have agreed to waive their redemption rights with respect to the founder shares and any public shares they may hold in connection with the consummation of the business combination. The founder shares will be excluded from the pro rata calculation used to determine the per share redemption price.

Submission of Initial Business Combination to a Stockholder Vote

        The special meeting of Silver Run stockholders to which this proxy statement relates is to solicit your approval of the business combination. Unlike many other blank check companies, Silver Run public stockholders are not required to vote against the business combination in order to exercise their redemption rights. If the business combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments. Our Sponsor, directors and officers have agreed to vote any shares of Class A Common Stock and Class B Common Stock owned by them in favor of the business combination.

Limitation on Redemption Rights

        Notwithstanding the foregoing our Charter provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemptions with respect to more than an aggregate of 20% of the shares of Class A Common Stock included in the units sold in the IPO.

Employees

        Silver Run currently has three officers. Members of the management team are not obligated to devote any specific number of hours to Silver Run matters but they intend to devote as much of their time as they deem necessary to Silver Run's affairs until it has completed an Initial Business Combination. Silver Run presently expects its officers to devote such amount of time as they reasonably believe is necessary to the business. Silver Run does not intend to have any full time employees prior to the closing of an Initial Business Combination.

 OFFICERS AND DIRECTORS OF SILVER RUN

Officers and Directors

        Set forth below are the names, ages and positions of each of the individuals who will serve as directors and officers of Silver Run following the business combination:

Name	Age	Position
Mark G. Papa	68	Chief Executive Officer and Director
William D. Gutermuth	64	Director
Jeffrey H. Tepper	50	Director
Diana J. Walters	52	Director
Tony Weber(1)	54	Director

(1)
Following the completion of the business combination, as a result of CRD's ownership of our Series A Preferred Stock, CRD will be entitled to nominate one director to the board of directors, and the vote of CRD will be the only vote required to elect such nominee to our board, for so long as the Centennial Contributors hold at least 5,000,000 CRP Common Units and/or shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions).

        Mark G. Papa has been Silver Run's Chief Executive Officer and a Director since November 2015. Mr. Papa is a Houston-based Partner with Riverstone. Prior to joining Riverstone in February 2015, Mr. Papa was Chairman and CEO of EOG Resources, Inc. (NYSE: EOG), an independent U.S. oil and gas company, from August 1999 to December 2013. Mr. Papa served as a member of EOG Resources' board of directors from August 1999 until December 2014. Mr. Papa worked at EOG Resources for 32 years in various management positions. Mr. Papa was retired from December 2013 through February 2015. Prior to joining EOG Resources, Mr. Papa worked at Conoco Inc. for 13 years in various engineering and management positions. Mr. Papa has also served on the board of Oil States Industries (NYSE: OIS), a multinational oil and gas company, since February 2001 and Casa de Esperanza, a non-profit organization serving immigrants, since November 2006. In February 2010 and 2013, the Harvard Business Review cited Mr. Papa as one of the 100 Best Performing CEOs in the World; both times Mr. Papa was the highest ranked Global Energy CEO. Additionally, Institutional Investor magazine repeatedly ranked him as the Top Independent E&P CEO. He received his B.S. in petroleum engineering from the University of Pittsburgh and an MBA from the University of Houston. Silver Run believes Mr. Papa's significant experience in the energy industry make him well qualified to serve as a member of Silver Run's board of directors.

        William D. Gutermuth has served as a director since the completion of the IPO in February 2016. Mr. Gutermuth is the Founder and Chairman of Bluegrass Capital LLC, a privately owned investment and consulting firm. Since January 1, 2015, he has devoted substantially all of his professional time and energies to Bluegrass Capital. Prior to that, Mr. Gutermuth was an equity partner at Bracewell & Giuliani LLP (now Bracewell LLP) and its predecessor firm, Bracewell & Patterson, LLP, where he practiced corporate and transactional law for almost 35 years. Mr. Gutermuth's legal career focused principally on mergers and acquisitions, particularly in the energy industry, as well as most aspects of corporate finance and corporate governance. Mr. Gutermuth chaired Bracewell & Giuliani's worldwide Corporate and Securities Practice from 1999 to 2005 and served as a member of the Business Group Executive Committee from 2005 to 2007, as well as serving in other leadership positions within the law firm throughout his career. Mr. Gutermuth served as a director of Main Street Capital Corporation (NYSE: MAIN), a publicly traded business development company, from 2007 to 2012 and on the Compensation and Nominating and Governance Committees during his tenure as a director. Mr. Gutermuth holds a B.S. in Political Science from Vanderbilt University and a J.D. from Vanderbilt

University School of Law. Mr. Gutermuth was selected to serve on the board of directors due to his significant leadership experience and his extensive merger and acquisition experience.

        Jeffrey H. Tepper has served as a director since the completion of the IPO in February 2016. Mr. Tepper has been a private investor since 2013. From 1990 to 2013, Mr. Tepper served in a variety of senior management and operating roles at the investment bank Gleacher & Company, Inc. and its predecessors and affiliates ("Gleacher"). Mr. Tepper is experienced in mergers and acquisitions, corporate finance, leveraged finance and asset management. Mr. Tepper was Head of Investment Banking and a member of the Management Committee while at Gleacher. Mr. Tepper led numerous investment banking transactions on behalf of clients in a variety of industries but with a specialty in financial services and asset management. Mr. Tepper also served as Gleacher's Chief Operating Officer, overseeing operations, compliance, technology and financial reporting. In 2001, Mr. Tepper co-founded Gleacher's asset management activities and served as President. Mr. Tepper served on the Investment Committees of Gleacher Mezzanine and Gleacher Fund Advisors. Between 1997 and 1999, Mr. Tepper served as Managing Director of and Chief Operating Officer of Gleacher NatWest Inc. (a predecessor to Gleacher Partners). Mr. Tepper was part of the senior management team of Gleacher NatWest with oversight responsibility for middle-market senior and subordinated debt, high-yield and equity principal activities. Between 1987 and 1990, Mr. Tepper was employed by Morgan Stanley & Co. as a financial analyst in the mergers and acquisitions and merchant banking departments. Mr. Tepper received an MBA from Columbia Business School and a B.S. in Economics from The Wharton School of the University of Pennsylvania with concentrations in finance and accounting. Mr. Tepper was selected to serve on the board of directors due to his significant investment and financial experience.

        Diana J. Walters has served as a director since the completion of the IPO in February 2016. Ms. Walters has 28 years of experience in the Natural Resources sector, as an investment manager and equity investor, as an investment banker and in operating roles. Ms. Walters has been the owner and sole manager of 575 Grant, LLC, a company that provides advisory services in the field of natural resources, since 2014. She served as the President and Chief Executive Officer of Liberty Metals & Mining Holdings, LLC and a member of senior management of Liberty Mutual Asset Management from January 2010 to September 2014. She was a Managing Partner of Eland Capital, LLC, a natural resources advisory firm founded by her, from 2007 to 2010. Ms. Walters has extensive investment experience with both debt and equity through various previous leadership roles at Credit Suisse, HSBC and other firms. She also served previously as Chief Financial Officer of Tatham Offshore Inc., an independent oil and gas company with assets in the Gulf of Mexico. Ms. Walters currently serves on the board of directors of Platinum Group Metals (NYSE: PLG) and Electrum Special Acquisition Corporation (NASDAQ: ELECU). Ms. Walters graduated with Honors from the University of Texas at Austin with a B.A. in Plan II Liberal Arts and an M.A. in Energy and Mineral Resources. Ms. Walters was selected to serve on the board of directors due to her significant investment and operating experience in the energy industry.

        Tony Weber will become a director immediately following the closing of the business combination. Mr. Weber joined Natural Gas Partners in December 2003 and has served as a Managing Partner since November 2013. He previously served Natural Gas Partners in other capacities, including Managing Director from 2007 to November 2013. Prior to joining Natural Gas Partners, Mr. Weber was the Chief Financial Officer of Merit Energy Company from April 1998 to December 2003. Prior to that, he was Senior Vice President and Manager of Union Bank of California's Energy Division in Dallas, Texas from 1987 to 1998. Since September 2011, Mr. Weber has served as the Chairman of the Board for Memorial Resource Development, Inc., and from September 2011 to March 2016, he served as a director of the general partner of Memorial Production Partners LP. Mr. Weber received a B.B.A. in Finance in 1984 from Texas A&M University. Mr. Weber was selected to serve on the board of directors due to his extensive corporate finance, banking and private equity experience.

Board of Directors and Terms of Office of Officers and Directors

        Silver Run is managed under the direction of its board of directors. Its board of directors is divided into three classes of directors with only one class of directors being elected in each year and each class (except those directors appointed prior to Silver Run's first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of William D. Gutermuth, will expire at Silver Run's first annual meeting of stockholders. The term of office of the second class of directors, Jeffrey H. Tepper and Diana J. Walters, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mark G. Papa, will expire at the third annual meeting of stockholders. In addition, one director, initially Tony Weber, will be nominated and elected by CRD as the holder of our Series A Preferred Stock. The term of office of Mr. Weber will expire at Silver Run's first annual meeting of stockholders.

        Officers are appointed by the board of directors and serve at discretion of the board, rather than for specific terms of office.

Status as a Controlled Company

        Because Riverstone affiliates, including our Sponsor, will collectively beneficially own a majority of our outstanding voting common stock following the completion of the business combination, we expect to be a controlled company under the NASDAQ corporate governance standards. A controlled company need not comply with the NASDAQ corporate governance rules that require its board of directors to have a majority of independent directors and independent compensation and nominating and governance committees. We intend to utilize some or all of these exemptions. Notwithstanding our status as a controlled company, we will remain subject to the NASDAQ corporate governance standard that requires us to have an audit committee composed entirely of independent directors.

        If at any time we cease to be a controlled company, we will take all action necessary to comply with the NASDAQ rules, including appointing a majority of independent directors to our board of directors and ensuring we have a compensation committee and a nominating and corporate governance committee, each composed entirely of independent directors, subject to a permitted "phase-in" period. We will cease to qualify as a controlled company once Riverstone no longer controls a majority of our voting stock.

EXECUTIVE COMPENSATION

Silver Run

        The following disclosure concerns the current compensation of Silver Run's officers and directors.

        Other than as described below, none of Silver Run's officers or directors have received any cash compensation from Silver Run for services rendered to Silver Run. There are no agreements or understandings, whether written or unwritten, with Silver Run's officers concerning the information specified in Item 402(t)(2) or (3) of Regulation S-K (i.e., any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of the assets of Silver Run or another issuer). Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our officers or directors. Commencing on February 24, 2016 through the earlier of consummation of an Initial Business Combination and Silver Run's liquidation, Silver Run has and will continue to pay an affiliate of its Sponsor a total of $10,000 per month for office space, utilities and secretarial support. This arrangement has been agreed to for our benefit and is not intended to provide compensation in lieu of a salary or other remuneration. We believe the $10,000 per month fee is at least as favorable as we could have obtained from an unaffiliated third party for the services. Other than the $10,000 per month fee to our Sponsor's affiliate, no compensation of any kind, including finder's and consulting fees, has been or will be paid to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an Initial Business Combination. However, our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or their affiliates. For more information about the interests of our Sponsor, directors and officers in the business combination, see the section titled "Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination."

CRP

        The following disclosure concerns the pre-business combination compensation of CRP's executive officers and directors and is presented based on the reduced disclosure rules applicable to CRP as an "emerging growth company" within the meaning of the Securities Act.

Compensation of Executive Officers

        During 2015 and to date in 2016, CRP's executive officers have been employees of the Management Company, a wholly owned subsidiary of CRD, and provide services to CRD and CRP pursuant to management services agreements between such entities. In connection with the business combination, CRD will contribute its interests in the Management Company to CRP and CRP's executive officers and the other employees providing services to CRP will become employees of a wholly owned subsidiary of CRP. There are no agreements or understandings, whether written or unwritten, with CRP's executive officers concerning the information specified in Item 402(t)(2) or (3) of Regulation S-K (i.e., any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of the assets of Silver Run or another issuer).

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Ward Polzin, Chief Executive Officer	2015	250,000	62,500	0	14,417	326,917
George Glyphis, Vice President and Chief Financial Officer	2015	275,000	68,750	0	25,077	368,827
Bret Siepman, Vice President, Development	2015	250,000	62,500	0	14,417	326,917

(1)
Amounts in this column reflect the discretionary bonus paid to CRP's named executive officers for services in 2015.

(2)
Amounts in this column reflect (a) for all named executive officers, matching contributions to the 401(k) Plan made on behalf of CRP's named executive officers for 2015, and (b) for Mr. Glyphis, reimbursement of moving expenses for 2015. See "—Narrative Disclosures—Retirement Benefits" for more information on matching contributions to the 401(k) Plan.

  Outstanding Equity Awards at 2015 Fiscal Year-End

        CRP's named executive officers have received awards of "incentive units" (the "CRD Incentive Units") pursuant to the Limited Liability Company Agreement of CRD (as amended from time to time, the "CRD LLC Agreement"). The CRD Incentive Units are intended to constitute "profits interests" and represent actual (non-voting) equity interests in CRD that have no liquidation value for U.S. federal income tax purposes on the date of grant but are designed to gain value only after the underlying assets have realized a certain level of growth and return to those persons who hold certain other classes of CRD's equity.

        CRP's named executive officers have also received awards of "incentive units" (the "NGP Follow-On Incentive Units") pursuant to the Limited Liability Company Agreement of NGP Follow-On (as amended from time to time, the "NGP Follow-On LLC Agreement"). The NGP Follow-On Incentive Units are intended to constitute "profits interests" and represent actual (non-voting) equity interests in NGP Follow-On that have no liquidation value for U.S. federal income tax purposes on the date of grant but are designed to gain value only after the underlying assets have realized a certain level of growth and return to those persons who hold certain other classes of NGP Follow-On's equity.

        We believe that, despite the fact that the CRD Incentive Units and NGP Follow-On Incentive Units do not require the payment of an exercise price, these awards are most similar economically to stock options and, as such, they are properly classified as "options" for purposes of the SEC's executive compensation disclosure rules under the definition provided in Item 402(m)(5)(i) of Regulation S-K since these awards have "option-like features."

        The following table reflects information regarding outstanding incentive units held by CRP's named executive officers as of December 31, 2015. See "—Narrative Disclosures—Incentive Units" below for additional information about these awards. As the incentive units are equity interests in CRD and NGP Follow-On, the incentive units held by CRP's named executive officers do not relate directly to CRP's securities, and CRP is not responsible for making any payments, distributions or settlements to any award recipient relating to such incentive units. CRD and NGP Follow-On are currently responsible for making all payments, distributions and settlements to all award recipients relating to the CRD Incentive Units and NGP Follow-On Incentive Units, and will continue to be responsible for making all payments, distributions and settlements to all award recipients relating to such incentive units following the closing of the business combination.

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ward Polzin
CRD Incentive Units
CRD Tier I Units	154,000	176,000	N/A	N/A
CRD Tier II Units	154,000	176,000	N/A	N/A
CRD Tier III Units	0	330,000	N/A	N/A
CRD Tier IV Units	0	330,000	N/A	N/A
CRD Tier V Units	0	330,000	N/A	N/A
NGP Follow-On Incentive Units
NGP Follow-On Tier I Units	44,000	286,000	N/A	N/A
NGP Follow-On Tier II Units	44,000	286,000	N/A	N/A
NGP Follow-On Tier III Units	0	330,000	N/A	N/A
NGP Follow-On Tier IV Units	0	330,000	N/A	N/A
NGP Follow-On Tier V Units	0	330,000	N/A	N/A
George Glyphis
CRD Incentive Units
CRD Tier I Units	25,000	75,000	N/A	N/A
CRD Tier II Units	25,000	75,000	N/A	N/A
CRD Tier III Units	0	100,000	N/A	N/A
CRD Tier IV Units	0	100,000	N/A	N/A
CRD Tier V Units	0	100,000	N/A	N/A
NGP Follow-On Incentive Units
NGP Follow-On Tier I Units	13,333	86,667	N/A	N/A
NGP Follow-On Tier II Units	13,333	86,667	N/A	N/A
NGP Follow-On Tier III Units	0	100,000	N/A	N/A
NGP Follow-On Tier IV Units	0	100,000	N/A	N/A
NGP Follow-On Tier V Units	0	100,000	N/A	N/A
Bret Siepman
CRD Incentive Units
CRD Tier I Units	77,000	88,000	N/A	N/A
CRD Tier II Units	77,000	88,000	N/A	N/A
CRD Tier III Units	0	165,000	N/A	N/A
CRD Tier IV Units	0	165,000	N/A	N/A
CRD Tier V Units	0	165,000	N/A	N/A
NGP Follow-On Incentive Units
NGP Follow-On Tier I Units	22,000	143,000	N/A	N/A
NGP Follow-On Tier II Units	22,000	143,000	N/A	N/A
NGP Follow-On Tier III Units	0	165,000	N/A	N/A
NGP Follow-On Tier IV Units	0	165,000	N/A	N/A
NGP Follow-On Tier V Units	0	165,000	N/A	N/A

(1)
The CRD Incentive Units and NGP Follow-On Incentive Units are each divided into five tiers, and each tier has a separate distribution threshold and vesting schedule. Awards reflected as "Exercisable" are incentive units that have vested, and awards reflected as "Unexercisable" are incentive units that have not yet vested. For a description of how and when the CRD Incentive Units and NGP Follow-On Incentive Units could become vested and when such awards could begin to receive payments, see "—Narrative Disclosures—Incentive Units."

Narrative Disclosures

  Employment, Severance or Change in Control Agreements

        CRP historically has not maintained any employment, severance or change in control agreements with its named executive officers. In addition, CRP's named executive officers are not entitled to any payments or other benefits in connection with a termination of employment or a change in control, other than with respect to incentive units as described below under "—Incentive Units."

  Retirement Benefits

        CRP has not maintained, and does not currently intend to maintain, a defined benefit pension plan or nonqualified deferred compensation plan. Instead, CRP's employees, including CRP's named executive officers, may participate in a retirement plan intended to provide benefits under section 401(k) of the Code (the "401(k) Plan") pursuant to which employees are allowed to contribute a portion of their base compensation to a tax-qualified retirement account. CRP provides matching contributions equal to 100% of the first 6% of employees' eligible compensation contributed to the 401(k) Plan. Employees are immediately 100% vested in the matching contributions made to their 401(k) Plan account and are always 100% vested in the employee contributions they make to their 401(k) Plan account. Employees may generally receive a distribution of the vested portion of their 401(k) Plan account upon (i) a termination of employment, (ii) normal retirement, (iii) disability or (iv) death.

  Incentive Units

        CRD Incentive Units.    In 2013, certain executive officers received an award of CRD Incentive Units, or profits interests that represent actual (non-voting) equity interests in CRD, in order to provide them with the ability to benefit from the growth in CRD's operations and business. The CRD Incentive Units are divided into five tiers, with each tier currently comprised of one tranche. A potential payout for each tranche will occur when a certain specified level of cumulative cash distributions has been received by the capital interest holding members of CRD. Tier I units and Tier II units each vest in five equal annual installments beginning on the first anniversary of the applicable date of grant (with vesting between such anniversaries occurring pro rata each month), although such vesting will be fully accelerated upon the occurrence of either (i) (a) with respect to the Tier I units, satisfaction of the payment threshold established for the Tier I units or (b) with respect to the Tier II units, satisfaction of the payment threshold established for the Tier II units or (ii) with respect to both Tier I units and Tier II units, a "Fundamental Change" (as defined below). Tier III units, Tier IV units and Tier V units each vest only upon satisfaction of the payment threshold established for the applicable tier. All CRD Incentive Units that have not yet vested according to their applicable vesting requirements will automatically be forfeited and become null and void at the time a named executive officer's employment is terminated for any reason; provided, however, that, prior to such forfeiture, solely with respect to any unvested CRD Incentive Units that are Tier I or Tier II units, the named executive officer will vest, immediately prior to his termination of employment, as to a pro rata amount of such unvested CRD Incentive Units determined by multiplying the number of CRD Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months that have elapsed since the most recent vesting date and a denominator of 12, with such pro rata amount rounded to the closest whole number. If a named executive officer's employment is terminated for "cause" (as defined below), or the named executive officer resigns or terminates the service relationship early (each, a "voluntary termination"), all vested CRD Incentive Units will be forfeited at the time of the termination. In the event that a named executive officer's employment is terminated other than (i) for cause or (ii) due to a voluntary termination, the named executive officer will retain all vested CRD Incentive Units following such termination. For purposes of the foregoing, a named executive officer's termination of employment means the termination of such named executive officer's employment with CRP, CRD, NGP Follow-On and all of its affiliates.

        The Tier I units entitle Tier I unitholders to 20% of future distributions, Tier II units entitle Tier II unitholders to 5% of future distributions, Tier III units entitle Tier III unitholders to 5% of future distributions, Tier IV units entitle Tier IV unitholders to 5% of future distributions and Tier V units entitle Tier V unitholders to 5% of future distributions, in each case, only after all of the members that have made capital contributions to CRD have received cumulative cash distributions in respect of their membership interests equal to, for each tier, a certain factor times their cumulative capital contributions.

        CRP expects that the business combination will result in a Fundamental Change with respect to the CRD Incentive Units, but as of the date of this proxy statement, no tier of CRD Incentive Units has received a payout. Because CRP is not a party to the CRD LLC Agreement, CRP cannot be certain that the terms of the CRD Incentive Units and CRD LLC Agreement will remain the same in the future.

        NGP Follow-On Incentive Units.    In 2015, each named executive officer received an award of NGP Follow-On Incentive Units, or profits interests that represent actual (non-voting) equity interests in NGP Follow-On. The NGP Follow-On Incentive Units are divided into five tiers, with each tier currently comprised of one tranche. A potential payout for each tranche will occur when a certain specified level of cumulative cash distributions has been received by the capital interest holding members of NGP Follow-On. Tier I units and Tier II units each vest in five equal annual installments beginning on the first anniversary of the applicable date of grant (with vesting between such anniversaries occurring pro rata each month), although such vesting will be fully accelerated upon the occurrence of either (i) (a) with respect to the Tier I units, satisfaction of the payment threshold established for the Tier I units or (b) with respect to the Tier II units, satisfaction of the payment threshold established for the Tier II units or (ii) with respect to both Tier I units and Tier II units, a "Fundamental Change" (as defined below). Tier III units, Tier IV units and Tier V units each vest only upon satisfaction of the payment threshold established for the applicable tier. All NGP Follow-On Incentive Units that have not yet vested according to their applicable vesting requirements will automatically be forfeited and become null and void at the time a named executive officer's employment is terminated for any reason; provided, however, that, prior to such forfeiture, solely with respect to any unvested NGP Follow-On Incentive Units that are Tier I or Tier II units, the named executive officer will vest, immediately prior to his termination of employment, as to a pro rata amount of such unvested NGP Follow-On Incentive Units determined by multiplying the number of NGP Follow-On Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months that have elapsed since the most recent vesting date and a denominator of 12, with such pro rata amount rounded to the closest whole number. If a named executive officer's employment is terminated for "cause" (as defined below), or the named executive officer resigns or terminates the service relationship early (each, a "voluntary termination"), all vested NGP Follow-On Incentive Units will be forfeited at the time of the termination. In the event that a named executive officer's employment is terminated other than (i) for cause or (ii) due to a voluntary termination, the named executive officer will retain all vested NGP Follow-On Incentive Units following such termination. For purposes of the foregoing, a named executive officer's termination of employment means the termination of such named executive officer's employment with CRP, NGP Follow-On, CRD and all of its affiliates.

        The Tier I units entitle Tier I unitholders to 20% of future distributions, Tier II units entitle Tier II unitholders to 5% of future distributions, Tier III units entitle Tier III unitholders to 5% of future distributions, Tier IV units entitle Tier IV unitholders to 5% of future distributions and Tier V units entitle Tier V unitholders to 5% of future distributions, in each case, only after all of the members that have made capital contributions to NGP Follow-On have received cumulative cash distributions in respect of their membership interests equal to, for each tier, a certain factor times their cumulative capital contributions.

        CRP expects that the business combination will result in a Fundamental Change with respect to the NGP Follow-On Incentive Units, but as of the date of this proxy statement, no tier of NGP Follow-On Incentive Units has received a payout. Because CRP is not a party to the NGP Follow-On LLC Agreement, CRP cannot be certain that the terms of the NGP Follow-On LLC Agreement will remain the same in the future.

        Definitions.    Under the CRD LLC Agreement and the NGP Follow-On LLC Agreement, a "Fundamental Change" is generally the occurrence of any of the following events: (i) (a) CRD merges or consolidates with or into, or enters into any similar transaction with, any person other than one of CRD's affiliates, members or certain of its other related parties; (b) CRD's outstanding interests are sold or exchanged in a single transaction, or a series of related transactions, to any person other than one of CRD's affiliates, members or certain of its other related parties; or (c) CRD sells, leases, licenses or exchanges, or agrees to sell, lease, license or exchange, all or substantially all of CRD's assets to a person that is not one of CRD's affiliates, members or certain of its other related parties, provided that in the case of any such transaction described in (a), (b) or (c), the individuals that served as members of CRD's board of managers before the consummation of such transaction cease to constitute at least a majority of the members of the board or analogous managing body of the surviving or acquiring entity immediately following completion of such transaction; (ii) any person or group (other than one of CRD's affiliates, members or certain of its other related parties) purchases or otherwise acquires the right to vote or dispose of securities of CRD representing 50% or more of the total voting power of all outstanding voting securities of CRD, unless the transaction was approved by CRD's board of managers; or (iii) CRD is dissolved and liquidated.

        Under the CRD LLC Agreement and the NGP Follow-On LLC Agreement, a termination for "cause" generally occurs upon a named executive officer's: (i) conviction of, or plea of nolo contendere to, any felony or crime causing substantial harm to NGP Follow-On, CRD or their respective affiliates or involving acts of theft, fraud, embezzlement, moral turpitude, or similar conduct; (ii) repeated intoxication by alcohol or drugs during the performance of the named executive officer's duties in a manner that materially and adversely affects the performance of such duties; (iii) malfeasance in the conduct of the named executive officer's duties, including but not limited to (a) misuse or diversion of funds of NGP Follow-On, CRD or their respective affiliates, (b) embezzlement or (c) misrepresentations or concealments on any written reports submitted to NGP Follow-On, CRD or their respective affiliates; (iv) violation of the Voting and Transfer Restriction Agreement among CRD and its members or the named executive officer's confidentiality and noncompete agreement; or (v) failure to perform the duties of the named executive officer's employment relationship with us, NGP Follow-On, CRD or their respective affiliates, or failure to follow or comply with the reasonable and lawful written directives of CRP's board of directors, CRD's board of managers or the board of an affiliate of CRD or NGP Follow-On by which the named executive officer is employed with, in either case, after the named executive officer shall have been informed, in writing, of such failure and given a period of not less than 60 days to remedy the failure.

  Compensation of Directors

        CRP's board of directors was formed in October 2014. No obligations with respect to compensation for directors have been accrued or paid for any periods prior to such formation date or following such formation date during the remainder of fiscal year 2014, fiscal year 2015 or to date in 2016. Individuals serving on the boards of managers of CRD did not receive any compensation for their services on such boards of managers during fiscal year 2015.

Compensation of Executive Officer and Directors after the Business Combination

        After the completion of the business combination, directors or executive officers of Silver Run or CRP who remain with Silver Run may be paid consulting, management or other fees or compensation from Silver Run. CRP's executive officers are not expected to remain with Silver Run after completion of the business combination. No other determinations regarding these arrangements have been made.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF CRP

        The following discussion and analysis should be read in conjunction with the accompanying financial statements and related notes of CRP included elsewhere in this proxy statement. The following discussion contains forward-looking statements that reflect CRP's future plans, estimates, beliefs and expected performance. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside CRP's control. CRP's actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, market prices for oil, natural gas and NGLs, production volumes, estimates of proved reserves, capital expenditures, economic and competitive conditions, regulatory changes and other uncertainties, as well as those factors discussed below and elsewhere in this proxy statement, particularly in "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements," all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur.

Prior Company Operations

        For all periods ending on or before October 15, 2014 and for all dates on or before October 15, 2014, the historical financial results contained herein reflect the combined results of (i) CRP and (ii) Celero Energy Company, LP, a Delaware limited partnership ("Celero"), which was formed in 2006 to focus on the development and acquisition of oil and natural gas properties in Texas and New Mexico, primarily in the Permian Basin in West Texas. On October 15, 2014, Celero conveyed substantially all of its oil and natural gas properties and other assets to CRP in exchange for membership interests in CRP, and as a result, subsequent to October 15, 2014, the historical financial results contained herein reflect the results of CRP.

Overview

        CRP is an independent oil and natural gas company focused on the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. CRP's assets are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. CRP's horizontal wells span an area approximately 45 miles long by 20 miles wide where CRP has established commercial production in five distinct zones: the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C.

  Market Conditions

        The oil and gas industry is cyclical and commodity prices are highly volatile. In the second half of 2014, oil prices began a rapid and significant decline as the global oil supply began to outpace demand. During 2015 and thus far in 2016, the global oil supply has continued to outpace demand, resulting in a sustained decline in realized prices for oil production. In general, this imbalance between supply and demand reflects the significant supply growth achieved in the United States as a result of shale drilling and oil production increases by certain other countries, including Russia and Saudi Arabia, as part of an effort to retain market share, combined with only modest demand growth in the United States and less-than-expected demand in other parts of the world, particularly in Europe and China. Although there has been a dramatic decrease in drilling activity in the industry, oil storage levels in the United States remain at historically high levels. Until supply and demand balance and the overhang in storage levels begins to decline, prices are expected to remain under pressure. In addition, the lifting of economic sanctions on Iran has resulted in increasing supplies of oil from Iran, adding further downward pressure to oil prices. NGL prices generally correlate to the price of oil. Also adversely affecting the price for NGLs is the supply of NGLs in the United States, which has continued to grow due to an increase in industry participants targeting projects that produce NGLs in recent years. Prices for domestic natural gas began to decline during the third quarter of 2014 and have continued to be weak throughout 2015 and thus far in 2016. The declines in natural gas prices are primarily due to an imbalance between supply and demand across North America. The duration and magnitude of the commodity price declines cannot be accurately predicted.

        CRP's revenue, profitability and future growth are highly dependent on the prices it receives for its oil and natural gas production, as well as NGLs that are extracted from its natural gas during processing. Compared to 2014, CRP's realized oil price for 2015 fell 47.3% to $42.43 per barrel, and its realized oil price for the six months ended June 30, 2016 has further decreased to $35.02 per barrel. Similarly, CRP's realized natural gas price for 2015 dropped 43.2% to $2.60 per Mcf and its realized price for NGLs declined 52.2% to $14.66 per barrel compared to 2014. For the six months ended June 30, 2016, CRP's realized price for natural gas was $1.97 per Mcf and its realized price for NGLs was $12.03 per barrel. Lower oil, natural gas and NGL prices not only may decrease CRP's revenues, but also may reduce the amount of oil, natural gas and NGLs that CRP can produce economically and therefore potentially lower its oil, natural gas and NGL reserves. Lower commodity prices in the future could result in impairments of its properties and may materially and adversely affect its future business, financial condition, results of operations, operating cash flows, liquidity or ability to finance planned capital expenditures. Lower oil, natural gas and NGL prices may also reduce the borrowing base under CRP's credit agreement, which is determined at the discretion of the lenders and is based on the collateral value of CRP's proved reserves that have been mortgaged to the lenders. Alternatively, higher oil and natural gas prices may result in significant non-cash fair value losses being incurred on its derivatives, which could cause it to experience net losses when oil and natural gas prices rise.

  How CRP Evaluates Its Operations

        CRP uses a variety of financial and operational metrics to assess the performance of its oil and natural gas operations, including:

  •
  realized prices on the sale of oil, natural gas and NGLs, including the effect of CRP's commodity derivative contracts on its oil production;

  •
  production results;

  •
  lease operating expenses; and

  •
  Adjusted EBITDAX.

        See "—Sources of CRP's Revenues," "—Production Results," "—Operating Costs and Expenses" and "—Adjusted EBITDAX" below for a discussion of these metrics.

  Sources of CRP's Revenues

        CRP's revenues are derived from the sale of its oil and natural gas production, as well as the sale of NGLs that are extracted from its natural gas during processing. Oil sales contributed 87% of CRP's total revenues for the first half of 2016. Natural gas sales contributed 8% and NGL sales contributed 5% of CRP's total revenues for the first half of 2016. Its oil, natural gas and NGL revenues do not include the effects of derivatives.

        Increases or decreases in CRP's revenue, profitability and future production growth are highly dependent on the commodity prices it receives. Oil, natural gas and NGL prices are market driven and have been historically volatile, and CRP expects that future prices will continue to fluctuate due to supply and demand factors, seasonality and geopolitical and economic factors. See "—Market Conditions" for information regarding the current commodity price environment. A $1.00 per barrel change in CRP's realized oil price would have resulted in a $1.0 million change in oil revenues for the first half of 2016. A $0.10 per Mcf change in CRP's realized natural gas price would have resulted in a

$0.2 million change in its gas revenues for the first half of 2016. A $1.00 per barrel change in CRP's realized NGL price would have changed revenue by $0.1 million for the first half of 2016.

        The following table presents CRP's average realized commodity prices, as well as the effects of derivative settlements.

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
Crude Oil (per Bbl):
Average NYMEX price	$39.78	$53.34	$48.76	$92.91	$97.98
Average realized price, before the effects of derivative settlements	35.02	45.53	42.43	80.50	92.37
Effects of derivative settlements	15.30	18.28	19.18	3.23	(17.74)
Natural Gas:
Average NYMEX price (per MMBtu)	$2.12	$2.77	$2.63	$4.26	$3.73
Average realized price, before the effects of derivative settlements (per Mcf)	1.97	2.71	2.60	4.58	3.79
Effects of derivative settlements (per Mcf)	—	0.45	0.43	—	—
NGLs (per Bbl):
Average realized price	$12.03	$16.86	$14.66	$30.64	$31.50

        While quoted NYMEX oil and natural gas prices are generally used as a basis for comparison within CRP's industry, the prices it receives are affected by quality, energy content, location and transportation differentials for these products.

        See "—Results of Operations" below for an analysis of the impact changes in realized prices had on CRP's revenues.

  Production Results

        The following table presents historical production volumes for CRP's properties for the six months ended June 30, 2016 and 2015 and the years ended December 31, 2015, 2014 and 2013:

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
Oil (MBbls)	959	882	1,830	1,428	713
Natural gas (MMcf)	1,567	1,484	3,058	2,112	797
NGLs (MBbls)	149	158	331	235	98
Total (MBoe)(1)	1,369	1,287	2,671	2,015	944
Average net daily production (Boe/d)(1)	7,523	7,112	7,317	5,521	2,586

(1)
May not sum or recalculate due to rounding.

        As reservoir pressures decline, production from a given well or formation decreases. Growth in CRP's future production and reserves will depend on its ability to continue to add proved reserves in excess of its production. Accordingly, CRP plans to maintain its focus on adding reserves through drilling as well as acquisitions. Its ability to add reserves through development projects and acquisitions is dependent on many factors, including its ability to borrow or raise capital, obtain regulatory approvals, procure contract drilling rigs and personnel and successfully identify and consummate acquisitions. Please read "Risk Factors—Risks Related to the Business, Operations and Industry of CRP" for a discussion of these and other risks affecting CRP's proved reserves and production.

  Derivative Activity

        Pricing for oil and natural gas production has been volatile and unpredictable for several years, and CRP expects this volatility to continue in the future. Due to this volatility, CRP has historically used commodity derivative instruments, such as collars, swaps and basis swaps, to hedge price risk associated with a portion of its anticipated production. CRP's hedging instruments allow it to reduce, but not eliminate, the potential effects of the variability in cash flow from operations due to fluctuations in oil and natural gas prices and provide increased certainty of cash flows for its drilling program and debt service requirements. These instruments provide only partial price protection against declines in oil and natural gas prices and may partially limit CRP's potential gains from future increases in prices. See "—Quantitative and Qualitative Disclosure About Market Risk—Commodity Price Risk" for information regarding CRP's exposure to market risk, including the effects of changes in commodity prices, and its commodity derivative contracts.

        CRP expects to continue to use commodity derivative instruments to hedge its price risk in the future. Its hedging strategy and future hedging transactions will be determined at its discretion and may be different than what it has done on a historical basis. CRP is not under an obligation to hedge a specific portion of its production. Its credit agreement allows it to hedge up to 80% of its reasonably anticipated production from proved reserves for up to 24 months in the future and up to 90% of its reasonably anticipated production from proved developed producing reserves for 25 to 60 months in the future, provided that no hedges may have a tenor beyond five years.

  Operating Costs and Expenses

        Costs associated with producing oil, natural gas and NGLs are substantial. Some of these costs vary with commodity prices, some trend with the type and volume of production, and others are a function of the number of wells CRP owns. As of June 30, 2016 and December 31, 2015, CRP owned interests in 145 and 138 gross wells, respectively.

        Lease Operating Expenses.    Lease operating expenses ("LOE") are the costs incurred in the operation of producing properties and workover costs. Expenses for utilities, direct labor, water injection and disposal, materials and supplies comprise the most significant portion of CRP's LOE. Certain items, such as direct labor and materials and supplies, generally remain relatively fixed across broad production volume ranges, but can fluctuate depending on activities performed during a specific period. For instance, repairs to CRP's pumping equipment or surface facilities result in increased LOE in periods during which they are performed. Certain of CRP's operating cost components are variable and increase or decrease as the level of produced hydrocarbons and water increases or decreases. For example, CRP incurs power costs in connection with various production-related activities, such as pumping to recover oil and natural gas and separation and treatment of water produced in connection with CRP's oil and natural gas production.

        CRP monitors its operations to ensure that it is incurring LOE at an acceptable level. For example, CRP monitors its LOE per Boe to determine if any wells or properties should be shut in, recompleted or sold. This unit rate also allows CRP to monitor these costs in certain fields and geographic areas to identify trends and to benchmark against other producers. Although CRP strives to reduce its LOE, these expenses can increase or decrease on a per unit basis as a result of various factors as CRP operates its properties or makes acquisitions and dispositions of properties. For example, CRP may increase field level expenditures to optimize its operations, incurring higher expenses in one quarter relative to another, or it may acquire or dispose of properties that have different LOE per Boe. These initiatives would influence CRP's overall operating cost and could cause fluctuations when comparing LOE on a period to period basis.

        Severance and Ad Valorem Taxes.    Severance taxes are paid on produced oil and natural gas based on a percentage of revenues from production sold at fixed rates established by federal, state or local taxing authorities. In general, the severance taxes CRP pays correlate to the changes in oil, natural gas and NGLs revenues. CRP is also subject to ad valorem taxes in the counties where its production is located. Ad valorem taxes are generally based on the valuation of CRP's oil and natural gas properties, which also trend with oil and natural gas prices.

        Transportation, Processing, Gathering and Other Operating Expenses.    Transportation, processing, gathering and other operating expenses principally consist of expenditures to prepare and transport production from the wellhead to a specified sales point and gas processing costs. These costs will fluctuate with increases or decreases in production volumes, contractual fees and changes in fuel and compression costs.

        Depreciation, Depletion, Amortization, and Accretion of Asset Retirement Obligations.    Depreciation, depletion, amortization, and accretion of asset retirement obligations ("DD&A") is the systematic expensing of the capitalized costs incurred to acquire and develop oil and natural gas properties. CRP uses the successful efforts method of accounting for oil and natural gas activities and, as such, it capitalizes all costs associated with its development and acquisition efforts and all successful exploration efforts, which are then allocated to each unit of production using the unit of production method. Please read "—Critical Accounting Policies and Estimates—Successful Efforts Method of Accounting for Oil and Natural Gas Activities" for further discussion.

        Impairment Expense.    CRP reviews its proved properties and unproved leasehold costs for impairment whenever events and changes in circumstances indicate that a decline in the recoverability of their carrying value may have occurred. Please read "—Critical Accounting Policies and Estimates—Impairment of Oil and Natural Gas Properties" for further discussion.

        General and Administrative Expenses.    General and administrative ("G&A") expenses are costs incurred for overhead, including payroll and benefits for CRP's corporate staff, costs of maintaining its headquarters, costs of managing its production and development operations, audit and other fees for professional services and legal compliance.

        Derivative Gain (Loss).    Derivative instruments are recognized on the balance sheet as either assets or liabilities measured at fair value. CRP has not elected to apply cash flow hedge accounting, and consequently, recognizes gains and losses in earnings rather than deferring such amounts in other comprehensive income as allowed under cash flow hedge accounting. Fair value gains or losses, as well as cash receipts or payments on settled derivative contracts, are recognized in CRP's results of operations. Cash flows from derivatives are reported as cash flows from operating activities.

        Interest Expense.    CRP finances a portion of its working capital requirements and capital expenditures with borrowings under its revolving credit facility and term loan. As a result, CRP incurs interest expense that is affected by both fluctuations in interest rates and CRP's financing decisions. CRP reflects interest paid to the lenders under its revolving credit facility and term loan in interest expense.

  Adjusted EBITDAX

        CRP defines Adjusted EBITDAX as net income (loss) before interest expense, income taxes, depreciation, depletion and amortization and accretion of asset retirement obligations, abandonment expense and impairment of unproved properties, (gains) losses on derivatives excluding net cash receipts (payments) on settled derivatives, noncash incentive compensation expense (gains) losses on sale of oil and natural gas properties and other non-cash and non-recurring operating items.

        CRP's management believes Adjusted EBITDAX is useful because it allows them to more effectively evaluate CRP's operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. CRP excludes the items listed above from net income in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of CRP's operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. CRP's computations of Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies. For further discussion, please read "Selected Historical Financial Information of CRP—Non-GAAP Financial Measure."

Factors Affecting the Comparability of Future Financial Data of Silver Run Attributable to CRP to the Historical Financial Results of CRP's Operations

        The future results of Silver Run's operations attributable to CRP may not be comparable to the historical results of operations of CRP for the periods presented due to the following reasons:

        Marston Disposition.    In December 2014, CRP conveyed approximately 1,845 net acres in Ward County, Texas, including 18 wells that produced 122 net Boe/d for the year ended December 31, 2014, for cash proceeds of approximately $12.5 million (the "Marston Disposition"). The Marston Disposition was accounted for as a transaction between entities under common control.

        CO2 Project Disposition.    In May 2014, CRP conveyed certain oil and natural gas properties in Chaves County, New Mexico pursuant to which it had pursued a tertiary recovery project utilizing CO2 to increase production on such properties, including wells that produced 378 net Boe/d in the first half of 2014, for net cash proceeds of approximately $59.3 million (the "CO2 Project Disposition").

        Wolfbone Disposition.    In October 2013, CRP conveyed approximately 1,000 net acres in the Delaware Basin, including 187 non-operated wells that produced approximately 200 net Boe/d in the first half of 2013, for net cash proceeds of approximately $28.7 million (the "Wolfbone Disposition").

        Income Taxes.    Silver Run is a C-corp under the Code and, as a result, is subject to U.S. federal, state and local income taxes. Although CRP is subject to franchise tax in the State of Texas (at less than 1% of modified pre-tax earnings), as a partnership, it generally passes through its taxable income to its owners for other income tax purposes and is not subject to U.S. federal income taxes or other state or local income taxes. Accordingly, the historical financial data attributable to CRP contains no provision for U.S. federal income taxes or income taxes in any state or locality other than franchise tax in the State of Texas. Upon consummation of the business combination, the financial data attributable to CRP may be affected because Silver Run is subject to additional tax as a C-Corp. We estimate that Silver Run will be subject to U.S. federal, state and local taxes at a blended statutory rate of 36% of pre-tax earnings allocable to Silver Run. Subject to certain restrictions, CRP generally will be required to make pro rata distributions to its members, including us, in an amount at least sufficient to allow us to pay our taxes. Such distributions will reduce the cash available to be used in CRP's business.

        Public Company Expenses.    Silver Run incurs, and will continue after consummation of the business combination to incur, direct, incremental G&A expense as a result of being a publicly traded company, including, but not limited to, costs associated with hiring new personnel, implementation of compensation programs that are competitive with CRP's public company peer group, annual and quarterly reports to stockholders, tax return preparation, independent auditor fees, investor relations activities, registrar and transfer agent fees, incremental director and officer liability insurance costs and independent director compensation. These direct, incremental G&A expenses are not included in CRP's historical financial results of operations.

Results of Operations

  Six Months Ended June 30, 2016 Compared to the Six Months Ended June 30, 2015

        Oil, Natural Gas and NGL Sales Revenues.    The following table provides the components of CRP's revenues for the periods indicated, as well as each period's respective average prices and production volumes:

	Six Months Ended June 30,
	2016	2015	Change	% Change
Revenues (in thousands):
Oil sales	$33,587	$40,155	$(6,568)	(16)%
Natural gas sales	3,088	4,028	(940)	(23)%
NGL sales	1,793	2,664	(871)	(33)%

Total Revenues	$38,468	$46,847	$(8,379)	(18)%

Average sales price:(1)
Oil (per Bbl)	$35.02	$45.53	$(10.51)	(23)%
Natural gas (per Mcf)	1.97	2.71	(0.74)	(27)%
NGL (per Bbl)	12.03	16.86	(4.83)	(29)%

Total (per Boe)	$28.10	$36.40	$(8.30)	(23)%
Production:
Oil (MBbls)	959	882	77	9%
Natural gas (MMcf)	1,567	1,484	83	6%
NGLs (MBbls)	149	158	(9)	(6)%

Total (MBoe)(2)	1,369	1,287	82	6%

Average daily production volume:
Oil (Bbls/d)	5,269	4,873	396	8%
Natural gas (Mcf/d)	8,610	8,199	411	5%
NGLs (Bbls/d)	819	873	(54)	(6)%

Total (Boe/d)(2)	7,523	7,112	411	6%

(1)
Average prices shown in the table reflect prices before the effects of CRP's realized commodity derivative transactions.

(2)
Total may not sum or recalculate due to rounding.

        As reflected in the table above, CRP's total revenues for the first half of 2016 were 18%, or $8.4 million, lower than total revenues for the first half of 2015. The decrease was primarily due to a decrease in commodity prices, resulting in a 23% decrease in average sales price per Boe, which was slightly offset by a 6% increase in production sold in the first half of 2016 compared to the first half of the prior year period.

        Oil sales decreased 16%, or $6.6 million, for the first half of 2016 compared to the prior year period primarily due to a 23% decrease in the average sales price for oil, which was slightly offset by a 9% increase in oil volumes sold. Natural gas sales decreased 23%, or $0.9 million, for the first half of

2016 compared to the prior year period primarily due to a 27% decrease in the average sales price per Mcf, which was slightly offset by a 6% increase in natural gas volumes sold. NGL sales decreased 33%, or $0.9 million, for the first half of 2016 compared to the prior year period primarily due to a 29% decrease in the average sales price for NGLs and partially due to a 6% decrease in NGL volumes sold.

        Operating Expenses.    CRP presents per Boe information because it uses this information to evaluate its performance relative to its peers and to identify and measure trends it believes may require additional analysis.

        The following table summarizes CRP's expenses for the periods indicated:

	Six Months Ended June 30,
	2016	2015	Change	% Change
Operating Expenses (in thousands):
Lease operating expenses	$6,639	$12,962	$(6,323)	(49)%
Severance and ad valorem taxes	2,091	2,278	(187)	(8)%
Transportation, processing, gathering and other operating expense	2,589	2,928	(339)	(12)%
Depreciation, depletion, amortization and accretion of asset retirement obligations	42,485	44,123	(1,638)	(4)%
Abandonment expense and impairment of unproved properties	897	3,851	(2,954)	(77)%
Contract termination and rig stacking	—	2,167	(2,167)	(100)%
General and administrative expenses	5,405	5,531	(126)	(2)%

Total operating expenses before loss (gain) on oil and natural gas properties	60,106	73,840	(13,734)	(19)%
Loss (gain) on sale of oil and natural gas properties	4	(2,679)	2,683	(100)%

Total operating expenses after loss (gain) on oil and natural gas properties	$60,110	$71,161	$(11,051)	(16)%

Expenses per Boe:
Lease operating expenses	$4.85	$10.07	$(5.22)	(52)%
Severance and ad valorem taxes	1.53	1.77	(0.24)	(14)%
Transportation, processing, gathering and other operating expense	1.89	2.28	(0.39)	(17)%
Depreciation, depletion, amortization and accretion of asset retirement obligations	31.03	34.28	(3.25)	(9)%
Abandonment expense and impairment of unproved properties	0.66	2.99	(2.33)	(78)%
Contract termination and rig stacking	—	1.68	(1.68)	(100)%
General and administrative expenses	3.95	4.30	(0.35)	(8)%

Total operating expenses per Boe	$43.91	$57.37	$(13.46)	(23)%

        Lease Operating Expenses.    CRP experiences volatility in its LOE as a result of the impact industry activity has on service provider costs and seasonality in workover expense. LOE decreased 49%, or $6.3 million, in the first half of 2016 compared to the first half of 2015, due in part to service providers lowering costs in light of the weak commodity price environment. Additionally, CRP shut in several non-economic wells at the beginning of 2016, which decreased LOE approximately $1.0 million in the first half of 2016 compared to the first half of 2015. Furthermore, workover expense decreased $1.8 million in the first half of 2016 compared to the first half 2015.

        Severance and Ad Valorem Taxes.    Severance taxes are primarily based on the market value of CRP's production at the wellhead and ad valorem taxes are generally based on the valuation of CRP's oil and natural gas properties and vary across the different counties in which CRP operates. Severance and ad valorem taxes decreased 8%, or $0.2 million, in the first half of 2016 compared to the first half of 2015, primarily due to lower production revenues, which were primarily a result of lower realized commodity prices. Severance and ad valorem taxes as a percentage of CRP's revenue was 5.4% for the first half of 2016 compared to 4.9% for the prior year period.

        Transportation, Processing, Gathering and Other Operating Expenses.    Transportation, processing, gathering and other operating expenses decreased 12%, or $0.3 million, in the first half of 2016 compared to the first half of 2015, primarily due to lower prices for natural gas and NGLs, which resulted in lower costs associated with fuel and processing fees.

        Depreciation, Depletion, Amortization and Accretion of Asset Retirement Obligations.    CRP's DD&A rate can fluctuate as a result of impairments, dispositions, finding and development costs and proved reserve volumes. DD&A decreased 4%, or $1.6 million, in the first half of 2016 compared to the first half of 2015, primarily due to a decrease in the DD&A rate. The decrease in the DD&A rate is primarily due to lower drilling costs, in conjunction with lower LOE expense that extends the economic lives of CRP's wells. DD&A per Boe was $31.03 for the first half of 2016 compared to $34.28 for the prior year period.

        Contract Termination and Rig Stacking.    In the first half of 2016, CRP incurred no drilling and rig termination fees, as compared to $2.2 million in the first half of 2015. In light of the low commodity price environment, CRP curtailed drilling activity beginning in the first quarter of 2015, and as a result, incurred drilling and rig termination fees of $2.2 million in the first half of 2015.

        General and Administrative Expenses.    G&A expenses decreased 2%, or $0.1 million, primarily due to a decrease in consulting and professional services in the first half of 2016 compared to the first half of 2015. G&A per Boe was $3.95 for the first half of 2016 compared to $4.30 for the prior year period. The decrease in G&A per Boe was primarily due to an increase in production during the first half of 2016 compared to the first half of 2015.

        Loss (Gain) on Sale of Oil and Natural Gas Properties.    In the first half of 2016, CRP recorded an immaterial net loss on the sale of oil and natural gas properties as compared to a net gain of $2.7 million in the prior year period, which was primarily attributable to a gain of $2.4 million associated with the sale of non-core unproved property to an unrelated third party.

        Other Income and Expenses.    The following table summarizes CRP's other income and expenses for the periods indicated:

	Six Months Ended June 30,
	2016	2015	Change	% Change
Other (expense) income (in thousands):
Interest expense	$(3,439)	$(3,274)	$(165)	5%
Loss on derivative instruments	(5,925)	(1,024)	(4,901)	479%
Other Income	6	4	2	50%

Total other expense	$(9,358)	$(4,294)	$(5,064)	118%

Income tax expense	$406	$—	$406	100%

        Interest Expense.    Interest expense increased 5%, or $0.2 million, primarily due to an increase in the average borrowings under CRP's revolving credit facility during the first half of 2016 compared to the first half of 2015.

        Gain on Derivative Instruments.    In the first half of 2016, CRP recognized a $5.9 million derivative loss as compared to a $1.0 million derivative loss in the first half of 2015. Net losses and gains on CRP's derivatives are a function of fluctuations in the underlying commodity prices and the monthly settlement of the instruments.

  Year Ended December 31, 2015 Compared to the Year Ended December 31, 2014

        Oil and Natural Gas Revenues.    The following table provides the components of CRP's revenues for the years indicated, as well as each year's respective average prices and production volumes:

	Year Ended December 31,
	2015	2014	Change	% Change
Revenues (in thousands):
Oil sales	$77,643	$114,955	$(37,312)	(32)%
Natural gas sales	7,965	9,670	(1,705)	(18)%
NGL sales	4,852	7,200	(2,348)	(33)%

Total revenues	$90,460	$131,825	$(41,365)	(31)%

Average sales price:(1)
Oil (per Bbl)	$42.43	$80.50	$(38.07)	(47)%
Natural gas (per Mcf)	2.60	4.58	(1.98)	(43)%
NGLs (per Bbl)	14.66	30.64	(15.98)	(52)%

Total (per Boe)	$33.87	$65.42	$(31.55)	(48)%
Production:
Oil (MBbls)	1,830	1,428	402	28%
Natural gas (MMcf)	3,058	2,112	946	45%
NGLs (MBbls)	331	235	96	41%

Total (MBoe)(2)	2,671	2,015	656	33%

Average daily production volumes:
Oil (Bbls/d)	5,014	3,912	1,102	28%
Natural gas (Mcf/d)	8,378	5,786	2,592	45%
NGLs (Bbls/d)	907	644	263	41%

Total (Boe/d)(2)	7,317	5,521	1,796	33%

(1)
Average prices shown in the table reflect prices before the effects of CRP's realized commodity derivative transactions.

(2)
Totals may not sum or recalculate due to rounding.

        As reflected in the table above, CRP's total revenues for 2015 was 31%, or $41.4 million, lower than in 2014. The decrease was primarily due to a significant decrease in commodity prices, resulting in a 48% decrease in the average sales price per Boe. The decrease was offset in part by a 33% increase in average daily production sold in 2015 compared to 2014. The increase in average daily production in 2015 was negatively impacted by property divestitures that occurred in 2014. In 2014, average daily production attributable to the property dispositions approximated 310 Boe/d.

        Oil sales decreased 32%, or $37.3 million, primarily as result of a 47% decrease in average sales price for oil, offset by a 28% increase in oil volumes sold. Natural gas sales decreased 18%, or $1.7 million, primarily as a result of 43% decrease in the average sales price for natural gas, offset by a 45% increase in natural gas volumes sold. NGL sales decreased 33%, or $2.3 million, primarily as a result of a 52% decrease in the average price for NGLs, offset by a 41% increase in NGL volumes sold.

        Operating Expenses.    The following table summarizes CRP's expenses for the periods indicated:

	Year Ended December 31,
	2015	2014	Change	% Change
Operating expenses (in thousands):
Lease operating expenses	$21,173	$17,690	$3,483	20%
Severance and ad valorem taxes	5,021	6,875	(1,854)	(27)%
Transportation, processing, gathering and other operating expenses	5,732	4,772	960	20%
Depreciation, depletion, amortization and accretion of asset retirement obligations	90,084	69,110	20,974	30%
Abandonment expense and impairment of unproved properties	7,619	20,025	(12,406)	(62)%
Exploration	84	—	84	100%
Contract termination and rig stacking	2,387	—	2,387	100%
General and administrative expenses	14,206	31,694	(17,488)	(55)%

Total operating expenses	$146,306	$150,166	$(3,860)	(3)%
(Gain) loss on sale of oil and natural gas properties	(2,439)	2,096	NM	NM

Total operating expenses after (loss) gain on sale of oil and natural gas properties	$143,867	$152,262	$(8,395)	(6)%

Average unit costs per Boe:
Lease operating expenses	$7.93	$8.78	$(0.85)	(10)%
Severance and ad valorem taxes	1.88	3.41	(1.53)	(45)%
Transportation, processing, gathering and other operating expenses	2.15	2.37	(0.22)	(9)%
Depreciation, depletion, amortization and accretion of asset retirement obligations	33.73	34.30	(0.57)	(2)%
Abandonment expense and impairment of unproved properties	2.85	9.94	(7.09)	(71)%
Exploration	0.03	—	0.03	100%
Contract termination and rig stacking	0.89	—	0.89	100%
General and administrative expenses	5.32	15.73	(10.41)	(66)%

Total operating expenses per Boe	$54.78	$74.53	$(19.75)	(26)%

        Lease Operating Expenses.    CRP experiences volatility in its LOE as a result of the impact industry activity has on service provider costs and seasonality in workover expense. LOE increased 20%, or $3.5 million, in 2015 as compared to 2014, as CRP continued to put new wells on production, resulting in increased needs for compression, rental equipment, fuel, saltwater disposal and chemicals. CRP also had a year-over-year increase in workover expense.

        Severance and Ad Valorem Taxes.    Severance taxes are primarily based on the market value of CRP's production at the wellhead and ad valorem taxes are generally based on the valuation of its oil and natural gas properties and vary across the different counties in which CRP operates. Severance and ad valorem taxes decreased 27%, primarily due to lower production revenues primarily as a result of lower realized commodity prices. Severance and ad valorem taxes as a percentage of CRP's revenue was 5.6% for 2015 compared to 5.2% for 2014.

        Transportation, Processing, Gathering and Other Operating Expenses.    Transportation, processing, gathering and other operating expenses increased 20%, or $1.0 million. In 2015, lower prices for natural gas and NGLs resulted in lower costs associated with fuel and processing fees, which were partially offset by higher processing volumes.

        Depreciation, Depletion, Amortization and Accretion of Asset Retirement Obligations.    CRP's DD&A rate can fluctuate as a result of impairments, dispositions, finding and development costs and proved reserve volumes. DD&A expense increased 30%, or $21.0 million, primarily due to an increase in production volumes. DD&A per Boe was $33.73 for 2015, a slight decrease as compared to $34.30 in 2014.

        Abandonment Expense and Impairment of Unproved Properties.    In 2015, CRP recorded $7.6 million attributable to leases that expired during the year or were expected to expire in the future. In 2014, CRP recorded impairment expense of $20.0 million, of which $13.8 million was attributable to an impairment of unproved properties and $6.2 million was attributable to leases that expired during the year or were expected to expire in the future.

        Contract Termination and Rig Stacking.    In light of the low commodity price environment, CRP curtailed drilling activity in 2015. As a result, it incurred drilling and rig termination fees of $2.4 million in 2015 as compared to no drilling and rig termination fees in 2014.

        General and Administrative Expenses.    G&A expenses decreased 55%, or $17.5 million, primarily due to $12.4 million of incentive compensation recorded in 2014 due to the achievement of certain performance criteria associated with CRP's incentive units. Additionally, the decrease is the result of no longer having two distinct management teams and employees associated with each of CRP and Celero along with CRP's growing capital program and oil production levels.

        Gain (Loss) on Sale of Oil and Natural Gas Properties.    In 2015, CRP recorded a net gain of $2.4 million, primarily attributable to the sale of non-core unproved property to an unrelated third party. In 2014, CRP recorded a net loss of $2.1 million, primarily attributable to the CO2 Project Disposition.

        Other Income and Expenses.    The following table summarizes CRP's other income and expenses for the years indicated:

	Year Ended December 31,
	2015	2014	Change	% Change
Other income (expense) (in thousands):
Interest expense	$(6,266)	$(2,475)	$(3,791)	153%
Gain on derivative instruments	20,756	41,943	(21,187)	(51)%
Other income	20	281	(261)	NM

Total other income	$14,510	$39,749	$(25,239)	(63)%

Income tax benefit (expense)	$572	$(1,524)	NM	NM

        Interest Expense.    Interest expense increased $3.8 million, or 153%, primarily due to an increase in the average amounts outstanding under CRP's term loan and revolving credit facility in 2015 compared to 2014.

        Gain on Derivative Instruments.    In 2015, CRP recognized a $20.8 million gain on derivative instruments compared to a $41.9 million gain on derivative instruments in 2014. Net gains on CRP's derivatives are a function of fluctuations in the underlying commodity prices and the monthly settlement of the instruments.

        Income Tax Benefit (Expense).    CRP is treated as a flow-through entity for U.S. federal income tax purposes and the purposes of certain state and local income taxes and, accordingly, is not subject to such income taxes. CRP is subject to the Texas franchise tax, at a statutory rate of 0.75% of income. For the year ended December 31, 2015, CRP recognized a tax benefit of $0.6 million associated with its Texas franchise tax obligation. For the year ended December 31, 2014, CRP recognized income tax expense of $1.5 million. The decrease is primarily due to a decrease in the Texas franchise tax rate and a decrease in CRP's estimated income attributable to Texas franchise tax year-over-year.

Year Ended December 31, 2014 Compared to the Year Ended December 31, 2013

        Oil and Natural Gas Revenues.    The following table provides the components of CRP's revenues for the years indicated, as well as each year's respective average prices and production volumes:

	Year Ended December 31,
	2014	2013	Change	% Change
Revenues (in thousands):
Oil sales	$114,955	$65,863	$49,092	75%
Natural gas sales	9,670	3,024	6,646	220%
NGL sales	7,200	3,087	4,113	133%

Total revenues	$131,825	$71,974	$59,851	83%

Realized sales price:
Oil (per Bbl)	$80.50	$92.37	$(11.87)	(13)%
Natural gas (per Mcf)	4.58	3.79	0.79	21%
NGLs (per Bbl)	30.64	31.50	(0.86)	(3)%

Total (per Boe)	$65.42	$76.24	$(10.82)	(14)%
Production:
Oil (MBbls)	1,428	713	715	100%
Natural gas (MMcf)	2,112	797	1,315	165%
NGLs (MBbls)	235	98	137	140%

Total (MBoe)(1)	2,015	944	1,071	113%

Average daily production volumes:
Oil (Bbls/d)	3,912	1,953	1,959	100%
Natural gas (Mcf/d)	5,786	2,184	3,603	165%
NGLs (Bbls/d)	644	268	375	140%

Total (Boe/d)(1)	5,521	2,586	2,935	113%

(1)
Totals may not sum or recalculate due to rounding.

        Oil sales increased 75%, or $49.1 million, primarily as result of a 100% increase in oil volumes sold, partially offset by a 13% decrease in the average realized price in 2014 compared to 2013.

Excluding the CO2 Project Disposition and the Wolfbone Disposition, oil production increased 180%, or 876 MBbls, to 1,363 MBbls in 2014 from 487 MBbls in 2013. The increase in production was partially offset by a decrease of 161 MBbls attributable to these dispositions.

        Natural gas sales increased 220%, or $6.6 million, primarily as a result of a 165% increase in natural gas volumes sold and a 21% increase in the average realized price in 2014 compared to 2013. Excluding the CO2 Project Disposition and the Wolfbone Disposition, natural gas production increased 201%, or 1,394 MMcf, to 2,089 MMcf in 2014 from 695 MMcf in 2013. The increase in production was partially offset by a decrease of 79 MMcf attributable to these dispositions.

        NGL sales increased 133%, or $4.1 million, primarily as a result of a 140% increase in NGL volumes sold, partially offset by a 3% decrease in the average realized price in 2014 compared to 2013. Excluding the CO2 Project Disposition and the Wolfbone Disposition, natural gas production and ultimately the NGLs extracted during processing increased 153%, or 142 MBbls, to 235 MBbls in 2014 from 93 MBbls in 2013. The increase in NGL volumes extracted was partially offset by a decrease of 5 MBbls attributable to the Wolfbone Disposition and the CO2 Project Disposition.

        Operating Expenses.    The following table summarizes CRP's expenses for the periods indicated:

	Year Ended December 31,
	2014	2013	Change	% Change
Operating expenses (in thousands):
Lease operating expenses	$17,690	$19,106	$(1,415)	(7)%
Severance and ad valorem taxes	6,875	4,153	2,722	66%
Transportation, processing, gathering and other operating expenses	4,772	1,291	3,481	270%
Depreciation, depletion, amortization and accretion of asset retirement obligations	69,110	29,285	39,825	136%
Abandonment expense and impairment of unproved properties	20,025	8,561	11,464	134%
General and administrative expenses	31,694	16,842	14,851	88%

Total operating expenses	$150,166	$79,238	$70,928	90%
Loss (gain) on sale of oil and natural gas properties	2,096	(16,756)	18,852	NM

Total operating expenses after (loss) gain on sale of oil and natural gas properties	$152,262	$62,482	$89,780	144%

Average unit costs per Boe:
Lease operating expenses	$8.78	$20.24	$(11.46)	(57)%
Severance and ad valorem taxes	3.41	4.40	(0.99)	(23)%
Transportation, processing, gathering and other operating expenses	2.37	1.37	1.00	73%
Depreciation, depletion, amortization and accretion of asset retirement obligations	34.30	31.02	3.28	11%
Abandonment expense and impairment of unproved properties	9.94	9.07	0.87	10%
General and administrative expenses	15.73	17.84	(2.11)	(12)%

Total operating expenses per Boe	$74.53	$83.94	$(9.41)	(11)%

        Lease Operating Expenses.    LOE decreased 7%, or $1.4 million, primarily due to the Wolfbone Disposition and the CO2 Project Disposition, which accounted for $12.5 million of CRP's LOE in 2013 compared to $4.4 million in 2014. The decrease was offset by an increase in costs for compression, rental equipment, fuel and overhead associated with bringing additional wells on production during 2014. LOE per Boe, excluding the Wolfbone Disposition and the CO2 Project Disposition, was $6.84 for the year ended December 31, 2014 compared to $8.22 for the year ended December 31, 2013. The decrease per Boe was primarily related to a 113% increase in production volumes in 2014 compared to 2013.

        Severance and Ad Valorem Taxes.    Severance taxes are primarily based on the market value of CRP's production at the wellhead and ad valorem taxes are generally based on the valuation of CRP's oil and natural gas properties and vary across the different counties in which CRP operates. Severance and ad valorem taxes increased 66%, primarily as a result of an 83% increase in revenues. The increase was partially offset by the Wolfbone Disposition and the CO2 Project Disposition, which accounted for $1.6 million of CRP's severance taxes in 2013 compared to $0.5 million in 2014. Severance and ad valorem taxes as a percentage of CRP's revenue was 5.2% for 2014 compared to 5.8% for 2013.

        Transportation, Processing, Gathering and Other Operating Expenses.    Transportation, processing, gathering and other operating expenses increased 270%, or $3.5 million, primarily due to an increase in sales and processing volumes. In 2014, CRP's natural gas and NGL volumes increased 162% compared to 2013. Transportation, processing, gathering and other operating expenses per Boe, excluding the Wolfbone Disposition and the CO2 Project Disposition, was $2.45 for 2014 compared to $1.85 for the year ended December 31, 2013. The increase per Boe was primarily related to an increase in gathering expense in 2014 compared to 2013.

        Depreciation, Depletion, Amortization and Accretion of Asset Retirement Obligations.    CRP's DD&A rate can fluctuate as a result of impairments, dispositions and changes in the mix of CRP's production and the underlying proved reserve volumes. DD&A expense increased 136%, or $39.8 million, primarily due to a 113% increase in production volumes. DD&A, excluding the Wolfbone Disposition and the CO2 Project Disposition, was $67.6 million, or $34.75 per Boe, in 2014 compared to $21.7 million, or $31.17 Boe, in 2013. DD&A per Boe primarily increased as CRP continued to shift toward drilling more horizontal wells, which are comparatively more expensive than vertical wells. DD&A expense, excluding CRP's dispositions, increased due to the aforementioned increase in production on CRP's properties.

        General and Administrative Expenses.    G&A expenses increased 88%, primarily due to $12.4 million of incentive compensation recorded in 2014 due to the achievement of certain performance criteria associated with CRP's incentive units. Additionally, the increase was the result of having two distinct management teams and employees associated with CRP's predecessors along with its growing capital program and oil production levels.

        Loss (Gain) on Sale of Oil and Natural Gas Properties.    CRP recorded a loss on sale of assets of $2.1 million in 2014 and a gain on sale of assets of $16.8 million in 2013. The loss in 2014 and gains in 2013 were primarily attributable to the following:

  •
  In May 2014, CRP completed the CO2 Project Disposition for net cash proceeds of approximately $60 million and realized a loss on sale of $1.8 million.

  •
  In October 2013, CRP completed the Wolfbone Disposition for total proceeds of approximately $28.7 million and realized a gain on sale of $7.7 million.

  •
  In August 2013, CRP sold oil and natural gas properties in the Midland Basin for total proceeds of $17.1 million and realized a $7.9 million gain on sale.

        Other Income and Expenses.    The following table summarizes CRP's other income and expenses for the years indicated:

	Year Ended December 31,
	2014	2013	Change	% Change
Other income (expense) (in thousands):
Interest expense	$(2,475)	$(513)	$(1,962)	382%
Gain (loss) on derivative instruments	41,943	(4,410)	46,353	NM
Other expense	281	122	159	130%

Total other income (expense)	$39,749	$(4,801)	$44,550	NM

Income tax expense	$(1,524)	$(1,079)	$(445)	41%

        Interest Expense.    Interest expense increased $2.0 million, or 382%, primarily due to an increase in the borrowings under CRP's revolving credit facility during 2014 as compared to 2013 as well as due to the interest associated with CRP's term loan, which was entered into in the fourth quarter of 2014.

        Gain (Loss) on Derivative Instruments.    During 2014, CRP recognized a $41.9 million gain on derivative instruments compared to a $4.4 million loss on derivative instruments in 2013, primarily as a result of the impact of changing commodity prices on increased hedging activities.

        Income Tax Expense.    During the year ended December 31, 2014, CRP recognized $1.5 million of expense associated with its Texas franchise tax obligation, an increase of $0.4 million, or 41%, as compared to the $1.1 million CRP recognized during the year ended December 31, 2013. The increase is based on an increase in CRP's estimated taxable income subject to Texas franchise tax year-over-year.

Capital Requirements and Sources of Liquidity

        CRP's development and acquisition activities require it to make significant operating and capital expenditures. Historically, CRP's primary sources of liquidity have been capital contributions from its equity sponsors, borrowings under its revolving credit facility and term loan, proceeds from asset dispositions and cash flows from operations. CRD and NGP Follow-On, CRP's equity sponsors, have agreed to make capital contributions to CRP of up to $321.9 million and $184.5 million, respectively, and as of June 30, 2016, CRD and NGP Follow-On have made total capital contributions of $289.4 million and $84.2 million, respectively. To date, CRP's primary use of capital has been for the development and acquisition of oil and natural gas properties.

        CRP plans to continue its practice of entering into hedging arrangements to reduce the impact of commodity price volatility on its cash flow from operations. Under this strategy, CRP expects to maintain an active hedging program that seeks to reduce its exposure to commodity prices and protect its cash flow.

        The amount and allocation of future capital expenditures will depend upon a number of factors, including the number and size of acquisition opportunities, its cash flows from operating, investing and financing activities, and its ability to assimilate acquisitions and execute its drilling program. CRP periodically reviews its capital expenditure budget to assess changes in current and projected cash flows, acquisition and divestiture activities, debt requirements, and other factors. If CRP is unable to obtain funds when needed or on acceptable terms, CRP may not be able to complete acquisitions that may be favorable to it or finance the capital expenditures necessary to maintain its production or proved reserves.

        CRP's 2016 capital budget for drilling, completion and recompletion activities and facilities costs is approximately $92 million, excluding leasing and other acquisitions. In the six months ended June 30, 2016, CRP incurred capital costs of approximately $24.9 million, excluding leasing and acquisition costs.

        Because CRP is the operator of a high percentage of its acreage, the amount and timing of these capital expenditures is largely discretionary and within its control. CRP could choose to defer a portion of these planned capital expenditures depending on a variety of factors, including, but not limited to, the success of its drilling activities, prevailing and anticipated prices for oil and natural gas, the availability of necessary equipment, infrastructure and capital, the receipt and timing of required regulatory permits and approvals, seasonal conditions, drilling and acquisition costs and the level of participation by other working interest owners. A deferral of planned capital expenditures, particularly with respect to drilling and completing new wells, could result in a reduction in anticipated production and cash flows. Additionally, if CRP curtails its drilling program, it may lose a portion of its acreage through lease expirations. See "Business of CRP—Oil and Natural Gas Production Prices and Costs—Developed and Undeveloped Acreage." In addition, CRP may be required to reclassify some portion of its reserves currently booked as proved undeveloped reserves if such a deferral of planned capital expenditures means it will be unable to develop such reserves within five years of their initial booking.

        As of June 30, 2016, CRP had $124.0 million outstanding under its revolving credit facility and $0.5 million of letters of credit outstanding, and CRP was able to incur approximately $15.5 million of additional indebtedness under its revolving credit facility. CRP's borrowing base under its revolving credit facility was $140.0 million as of June 30, 2016.

        Based upon current oil and natural gas price expectations for the remainder of 2016 and 2017, CRP believes that its cash flow from operations and additional borrowings under its revolving credit facility will provide it with sufficient liquidity to execute its current capital program. However, future cash flows are subject to a number of variables, including the level of oil and natural gas production and prices, and significant additional capital expenditures will be required to more fully develop its properties. CRP cannot ensure that operations and other needed capital will be available on acceptable terms or at all. In the event CRP makes additional acquisitions and the amount of capital required is greater than the amount it has available for acquisitions at that time, CRP could be required to reduce the expected level of capital expenditures and/or seek additional capital. If CRP requires additional capital for that or other reasons, it may seek such capital through traditional reserve base borrowings, joint venture partnerships, production payment financings, asset sales, offerings of debt and equity securities or other means. CRP cannot ensure that needed capital will be available on acceptable terms or at all. If CRP is unable to obtain funds when needed or on acceptable terms, it may be required to curtail its current drilling program, which could result in a loss of acreage through lease expirations. In addition, CRP may not be able to complete acquisitions that may be favorable to it or finance the capital expenditures necessary to maintain its production or replace its reserves.

  Working Capital

        CRP's working capital, which it defines as current assets minus current liabilities, totaled $1.0 million at June 30, 2016. At December 31, 2015, it had a working capital of $12.0 million, and at December 31, 2014, it had a working capital deficit of $36.2 million. CRP may again incur a working capital deficit in the future due to the amounts that accrue related to its drilling program. CRP's collection of receivables has historically been timely, and losses associated with uncollectible receivables have historically not been significant. CRP's cash and cash equivalents balance totaled $0.7 million, $1.8 million and $13.0 million at June 30, 2016, December 31, 2015 and December 31, 2014, respectively. CRP expects that its pace of development, production volumes, commodity prices and differentials to NYMEX prices for its oil and natural gas production will be the largest variables affecting its working capital.

  Cash Flows

        The following table summarizes its cash flows for the periods indicated:

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
	(Unaudited)
	(in thousands)
Net cash provided by operating activities	$35,604	$34,436	$68,882	$97,248	$13,416
Net cash used in investing activities	(85,455)	(117,273)	(198,635)	(163,380)	(136,517)
Net cash provided by financing activities	48,767	80,550	118,504	36,966	118,742

  Analysis of Cash Flow Changes Between the Six Months Ended June 30, 2016 and 2015

        Operating Activities.    Net cash provided by operating activities is primarily affected by the price of oil, natural gas and NGLs, production volumes and changes in working capital. The increase in net cash provided by operating activities for the first half of 2016 compared to the first half of 2015 was primarily due to a $9.1 million reduction in operating expenses, offset by a decrease in total revenues and a decrease in derivatives settlements.

        Investing Activities.    Net cash used in investing activities is primarily comprised of acquisition and development of oil and natural gas properties, net of dispositions. In the first half of 2016, net cash used for investing activities included $85.4 million attributable to the acquisition and development of oil and natural gas properties. In the first half of 2015, net cash used for investing activities included $118.3 million attributable to the acquisition and development of oil and natural gas properties.

        Financing Activities.    Net cash provided by financing activities in the first half of 2016 included $55.0 million of borrowings under CRP's revolving credit facility, offset by repayments of $5.0 million and $1.2 million of payments associated with CRP's financing obligation. Net cash provided by financing activities in the first half of 2015 included $81.4 million of capital contributions, which were primarily used to repay a portion of CRP's revolving credit facility.

  Analysis of Cash Flow Changes Between the Year Ended December 31, 2015 and 2014

        Operating Activities.    Net cash provided by operating activities is primarily affected by the price of oil, natural gas and NGLs, production volumes and changes in working capital. The decrease in net cash provided by operating activities for the year ended December 31, 2015 as compared to the prior year is primarily due to a $41.4 million decrease in total revenues and a decrease in changes in current assets and current liabilities, which decreased cash proceeds provided by operating activities by $16.4 million. The decreases are primarily offset by an increase in net cash received for derivative settlements of $30.9 million.

        Investing Activities.    Net cash used in investing activities is primarily comprised of acquisition and development of oil and natural gas properties net of dispositions. In 2015, net cash used for investing activities included $201.3 million attributable to the acquisition and development of oil and natural gas properties, offset by proceeds from asset sales of $2.7 million. In 2014, net cash used for investing activities included $298.3 million attributable to the acquisition and development of oil and natural gas properties, offset by net proceeds from asset sales of $129.9 million.

        Financing Activities.    Net cash provided by financing activities in 2015 included $92.0 million of borrowings under CRP's revolving credit facility, offset by repayments of $83.0 million, capital contributions of $111.4 million, $1.6 million of payments associated with its financing obligation and debt issuance costs of $0.3 million. Net cash provided by financing activities in 2014 included

$196.0 million of borrowing under its revolving credit facility, offset by $160.0 million of repayments, $65.0 million of proceeds from its term loan, and capital contributions of $59.8 million, offset by $119.3 million attributable to the repurchase of equity interests and $1.6 million of debt issuance costs.

  Analysis of Cash Flow Changes Between the Year Ended December 31, 2014 and 2013

        Operating Activities.    Net cash provided by operating activities is primarily affected by the price of oil, natural gas and NGLs, production volumes and changes in working capital. The increase in net cash provided by operating activities for the year ended December 31, 2014 as compared to the prior year was primarily due to a $59.9 million increase in total revenues and an increase in changes in current assets and current liabilities which increased cash proceeds by operating activities by $16.5 million.

        Investing Activities.    Net cash used in investing activities is primarily comprised of acquisition and development of oil and natural gas properties net of dispositions. The increase is cash used in investing activities for the year ended December 31, 2014 as compared to the prior year was primarily due to a $129.0 million increase in capital expenditures attributable to the acquisition and development of oil and natural gas properties, offset by cash proceeds of $71.8 million attributable to the disposition of CRP's midstream assets in 2014.

        Financing Activities.    Net cash provided by financing activities in 2014 included $196.0 million of borrowing under CRP's revolving credit facility, offset by $160.0 million of repayments, $65.0 million of proceeds from CRP's term loan, and capital contributions of $59.8 million, offset by $119.3 million attributable to the repurchase of equity interests. Net cash provided by financing activities in 2013 including $57.0 million of borrowing under CRP's revolving credit facility offset by repayment of $28.0 million, capital contributions of $114.8 million, offset by $21.1 million of capital distributions.

  CRP's Term Loan and Revolving Credit Facility

        On October 15, 2014, CRP entered into an amended and restated credit agreement (as amended to date, CRP's "credit agreement") with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of lenders, that includes both a term loan commitment of $65.0 million (CRP's "term loan"), which was fully funded as of June 30, 2016, and a revolving credit facility (CRP's "revolving credit facility") with commitments of $500.0 million (subject to the borrowing base), with a sublimit for letters of credit of $15.0 million. As of June 30, 2016, the borrowing base under CRP's revolving credit facility was $140.0 million. As of June 30, 2016, CRP had $124.0 million outstanding under its revolving credit facility and $0.5 million of letters of credit outstanding, and CRP was able to incur approximately $15.5 million of additional indebtedness under its revolving credit facility. CRP's term loan matures on April 15, 2018, and its revolving credit facility matures on October 15, 2019.

        The amount available to be borrowed under its revolving credit facility is subject to a borrowing base that will be redetermined semiannually each April 1 and October 1 by the lenders in their sole discretion. CRP's credit agreement also allows, in 2016 and thereafter, for two optional borrowing base redeterminations on January 1 and July 1. The borrowing base depends on, among other things, the volumes of proved oil and natural gas reserves and estimated cash flows from these reserves and commodity hedge positions. The borrowing base will automatically be decreased by an amount equal to 25% of the aggregate notional amount of issued permitted senior unsecured notes unless such decrease is waived by the lenders. Upon a redetermination of the borrowing base, if borrowings in excess of the revised borrowing capacity are outstanding, CRP could be required to immediately repay a portion of its debt outstanding under its credit agreement.

        Principal amounts borrowed are payable on the term loan maturity date and the revolving credit maturity date, as applicable. Interest on the term loan is LIBOR plus 5.25%. At June 30, 2016, the weighted average interest rate on CRP's term loan was 5.72%. Loans under CRP's revolving credit facility may be base rate loans or LIBOR loans. Interest is payable quarterly for base rate loans and at the end of the applicable interest period for LIBOR loans. LIBOR loans bear interest at LIBOR (adjusted for statutory reserve requirements) plus an applicable margin ranging from 150 to 250 basis points, depending on the percentage of the borrowing base utilized. Base rate loans bear interest at a rate per annum equal to the greatest of: (i) the agent bank's prime rate; (ii) the federal funds effective rate plus 50 basis points; and (iii) the adjusted LIBOR rate for a one-month interest period plus 100 basis points, plus an applicable margin ranging from 50 to 150 basis points, depending on the percentage of the borrowing base utilized. At June 30, 2016, the weighted average interest rate on borrowings under CRP's revolving credit facility was approximately 2.72%. CRP also pays a commitment fee on unused amounts of its revolving credit facility ranging from 37.5 basis points to 50 basis points, depending on the percentage of the borrowing base utilized. CRP may repay any amounts borrowed prior to the maturity date without any premium or penalty other than customary LIBOR breakage costs.

        CRP's credit agreement contains restrictive covenants that limit its ability to, among other things:

  •
  incur additional indebtedness;

  •
  make investments and loans;

  •
  enter into mergers;

  •
  make or declare dividends;

  •
  enter into commodity hedges exceeding a specified percentage of expected production;

  •
  enter into interest rate hedges exceeding a specified percentage of outstanding indebtedness;

  •
  incur liens;

  •
  sell assets; and

  •
  engage in transactions with affiliates.

        CRP's credit agreement also requires it to maintain compliance with the following financial ratios:

  •
  a current ratio, which is the ratio of consolidated current assets (including unused commitments under CRP's revolving credit facility and excluding non-cash assets under Financial Accounting Standards Board's ("FASB") Accounting Standard Codification ("ASC") 815 and certain restricted cash) to consolidated current liabilities (excluding the current portion of long-term debt under CRP's credit agreement and non-cash liabilities under ASC 815), of not less than 1.0 to 1.0; and

  •
  a leverage ratio, which is the ratio of Total Funded Debt (as defined in CRP's credit agreement) to consolidated EBITDAX (as defined in the credit agreement) for the rolling four fiscal quarter period ending on such day, of not greater than 4.0 to 1.0.

        As of June 30, 2016, CRP was in compliance with such covenants and the financial ratios described above.

        Prior to the consummation of the business combination, Silver Run and CRP intend to amend the credit agreement to permit the business combination and to increase the aggregate commitments thereunder. CRP may be unable to enter into such amendment on the same terms as those described above or at all. Regardless of whether CRP enters into any such amendment, we expect that all outstanding indebtedness of CRP will be repaid at the closing of the business combination.

Contractual Obligations

        A summary of CRP's contractual obligations as of December 31, 2015 is provided in the following table.

	Payments Due by Period For the Year Ending December 31,
	2016	2017	2018	2019	2020	Thereafter	Total
	(in thousands)
Revolving credit facility(1)	$—	$—	$—	$74,000	$—	$—	$74,000
Term loan	—	—	65,000	—	—	—	65,000
Drilling rig commitments	422	—	—	—	—	—	422
Office and equipment leases	539	477	485	419	—	—	1,920
Pipeline financing obligation(2)	2,137		—	—	—	—	2,137
Asset retirement obligations(3)	—	—	—	—	—	2,288	2,288

Total	$3,098	$477	$65,485	$74,419	$—	$2,288	$145,767

(1)
This table does not include future commitment fees, amortization of deferred financing costs, interest expense or other fees on CRP's revolving credit facility because obligations thereunder are floating rate instruments and CRP cannot determine with accuracy the timing of future loan advances, repayments or future interest rates to be charged. As of June 30, 2016, CRP had $124.0 million outstanding under its revolving credit facility and $0.5 million of letters of credit outstanding, and it was able to incur approximately $15.5 million of additional indebtedness under its revolving credit facility.

(2)
A subsidiary of PennTex Midstream Partners, LP has constructed an expansion of a gas gathering system for which CRP has agreed to repay all construction costs, which totaled approximately $4.0 million. Each month, CRP pays a minimum fee of $7,000 per day until all construction costs are paid.

(3)
Amounts represent estimates of CRP's future asset retirement obligations. Because these costs typically extend many years into the future, estimating these future costs requires management to make estimates and judgments that are subject to future revisions based upon numerous factors, including the rate of inflation, changing technology and the political and regulatory environment.

Quantitative and Qualitative Disclosure About Market Risk

        CRP is exposed to market risk, including the effects of adverse changes in commodity prices and interest rates as described below. The primary objective of the following information is to provide quantitative and qualitative information about CRP's potential exposure to market risks. The term "market risk" refers to the risk of loss arising from adverse changes in oil and natural gas prices and interest rates. The disclosures are not meant to be precise indicators of expected future losses, but rather indicators of reasonably possible losses. All of CRP's market risk sensitive instruments were entered into for purposes other than speculative trading.

  Commodity Price Risk

        CRP's major market risk exposure is in the pricing that it receives for its oil, natural gas and NGLs production. Pricing for oil, natural gas and NGLs has been volatile and unpredictable for several years, and CRP expects this volatility to continue in the future. During the period from January 1, 2014 through August 1, 2016, the WTI spot price for oil has declined from a high of $107.62 per Bbl on July 23, 2014 to $26.21 per Bbl on February 11, 2016. NGL prices generally correlate to the price of oil, and accordingly prices for these products have likewise declined and are likely to continue following that market. Prices for domestic natural gas began to decline during the third quarter of 2014 and have continued to be weak throughout 2015 and thus far in 2016.

        During the period from January 1, 2014 through August 1, 2016, the Henry Hub spot price for natural gas has declined from a high of $7.92 per MMBtu on March 4, 2014 to a low of $1.49 per MMBtu on March 4, 2016. The prices CRP receives for its oil, natural gas and NGLs production depend on numerous factors beyond CRP's control, some of which are discussed in "Risk Factors—Risks Related to the Business, Operations and Industry of CRP—Oil, natural gas and NGL prices are volatile. A sustained decline in oil, natural gas and NGL prices could adversely affect CRP's business, financial condition and results of operations and its ability to meet its capital expenditure obligations and financial commitments."

        A $1.00 per barrel change in CRP's realized oil price would have resulted in a $1.8 million change in oil revenues for 2015. A $0.10 per Mcf change in its realized natural gas price would have resulted in a $0.3 million change in its natural gas revenues for 2015. A $1.00 per barrel change in NGL prices would have changed NGL revenue by $0.3 million for 2015. Oil sales contributed 86% of CRP's total revenues for 2015. Natural gas sales contributed 9% and NGL sales contributed 5% of its total revenues for 2015. CRP's oil, natural gas and NGL revenues do not include the effects of derivatives.

        Due to this volatility, CRP has historically used, and expects to continue to use, commodity derivative instruments, such as collars, swaps and basis swaps, to hedge price risk associated with a portion of CRP's anticipated production. CRP's hedging instruments allow it to reduce, but not eliminate, the potential effects of the variability in cash flow from operations due to fluctuations in oil and natural gas prices and provide increased certainty of cash flows for its drilling program and debt service requirements. These instruments provide only partial price protection against declines in oil and natural gas prices and may partially limit CRP's potential gains from future increases in prices. CRP's credit agreement allows it to hedge up to 80% of its reasonably anticipated production from proved reserves for up to 24 months in the future and up to 90% of its reasonably anticipated production from proved developed producing reserves for 25 to 60 months in the future, provided that no hedges may have a tenor beyond five years.

        CRP's open positions as of June 30, 2016:

Description & Production Period	Volume (Bbl)	Weighted Average Swap Price ($/Bbl)(1)
Crude Oil Swaps:
July 2016 - December 2016	23,000	$76.25
July 2016 - December 2016	46,000	62.42
July 2016 - December 2016	23,000	77.32
July 2016 - December 2016	46,000	65.58
July 2016 - December 2016	18,400	54.00
July 2016 - December 2016	18,400	53.23
July 2016 - December 2016	18,400	51.80
July 2016 - December 2016	64,400	52.10
July 2016 - December 2016	18,400	50.20
July 2016 - December 2016	18,400	40.87
July 2016 - December 2016	36,800	43.35
July 2016 - December 2016	55,200	42.75
January 2017 - December 2017	91,250	64.05
January 2017 - December 2017	36,500	54.65
January 2017 - December 2017	36,500	43.50
January 2017 - December 2017	36,500	44.85
January 2017 - December 2017	36,500	45.10
January 2017 - December 2017	109,500	44.80
January 2017 - December 2017	36,500	47.27
January 2017 - December 2017	36,500	49.00
January 2017 - December 2017	182,500	49.80
January 2017 - December 2017	73,000	52.35
January 2018 - December 2018	36,500	55.95
Crude Oil Basis Swaps:
May 2016 - November 2016	46,000	$(1.65)
May 2016 - November 2016	46,000	(1.05)
May 2016 - November 2016	46,000	(1.40)
May 2016 - December 2016	61,250	(0.55)
May 2016 - November 2016	55,200	0.25
May 2016 - November 2016	36,800	(0.16)
May 2016 - November 2016	18,400	(0.50)
May 2016 - November 2016	18,400	(0.40)
May 2016 - November 2016	55,200	(0.25)
May 2016 - November 2016	92,000	(0.25)
May 2016 - November 2016	92,000	(0.20)
May 2016 - November 2016	36,800	(0.10)
May 2016 - November 2016	36,800	0.10
November 2016 - November 2017	91,250	(0.20)
November 2016 - November 2017	36,500	(0.20)

(1)
The oil swap contracts are settled based on the month's average daily NYMEX price of West Texas Intermediate Light Sweet Crude. The oil basis derivative contracts are settled based on the month's average daily implied Principal Components of Our Cost Structure.

Description & Production Period	Volume (MMBtu)	Weighted Average Swap Price ($/MMBtu)(1)
Natural Gas Swaps:
January 2017 - December 2017	1,460,000	$2.94

(1)
The natural gas derivative contracts are settled based on the month's average daily NYMEX price of Henry Hub Natural Gas.

  Counterparty and Customer Credit Risk

        CRP's derivative contracts expose it to credit risk in the event of nonperformance by counterparties. While CRP does not require counterparties to its derivative contracts to post collateral, it does evaluate the credit standing of such counterparties as it deems appropriate. The counterparties to CRP's derivative contracts currently in place have investment grade ratings.

        CRP's principal exposures to credit risk are through receivables resulting from joint interest receivables and receivables from the sale of its oil and natural gas production due to the concentration of its oil and natural gas receivables with several significant customers. The inability or failure of CRP's significant customers to meet their obligations to it or their insolvency or liquidation may adversely affect CRP's financial results. However, CRP believes the credit quality of its customers is high.

        Joint operations receivables arise from billings to entities that own partial interests in the wells CRP operates. These entities participate in CRP's wells primarily based on their ownership in leases on which CRP intends to drill. CRP has little ability to control whether these entities will participate in its wells.

  Interest Rate Risk

        At June 30, 2016, CRP had $189.0 million of debt outstanding, with an assumed weighted average interest rate of 3.75%. Interest is calculated under the terms of CRP's credit agreement based on a LIBOR spread. Assuming no change in the amount outstanding, the impact on interest expense of a 1% increase or decrease in the assumed weighted average interest rate would be approximately $1.9 million per year. CRP does not currently have or intend to enter into any derivative arrangements to protect against fluctuations in interest rates applicable to its outstanding indebtedness.

Critical Accounting Policies and Estimates

        The discussion and analysis of CRP's financial condition and results of operations are based upon consolidated and combined financial statements, which have been prepared in accordance with GAAP. The preparation of the financial statements requires it to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. Changes in facts and circumstances or additional information may result in revised estimates, and actual results may differ from these estimates.

  Successful Efforts Method of Accounting for Oil and Natural Gas Activities

        CRP's oil and natural gas producing activities are accounted for using the successful efforts method of accounting. Under the successful efforts method, CRP capitalizes lease acquisition costs, all development costs and successful exploration costs.

        Proved Oil and Natural Gas Properties.    Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing oil, natural gas and NGLs are capitalized. All costs incurred to drill and equip successful exploratory wells, development wells, development-type stratigraphic test wells and service wells, including unsuccessful development wells, are capitalized.

        Unproved Properties.    Acquisition costs associated with the acquisition of non-producing leaseholds are recorded as unproved leasehold costs and capitalized as incurred. These consist of costs incurred in obtaining a mineral interest or right in a property, such as a lease in addition to options to lease, broker fees, recording fees and other similar costs related to acquiring properties. Leasehold costs are classified as unproved until proved reserves are discovered, at which time related costs are transferred to proved oil and natural gas properties.

        Exploration Costs.    Exploration costs, other than exploration drilling costs, are charged to expense as incurred. These costs include seismic expenditures, other geological and geophysical costs, and lease rentals. The costs of drilling exploratory wells and exploratory-type stratigraphic wells are initially capitalized pending determination of whether the well has discovered proved commercial reserves. If the exploratory well is determined to be unsuccessful, the cost of the well is transferred to expense.

  Impairment of Oil and Natural Gas Properties

        CRP's proved oil and natural gas properties are recorded at cost. CRP evaluates its proved properties for impairment when events or changes in circumstances indicate that a decline in the recoverability of their carrying value may have occurred. CRP estimates the expected future cash flows of its oil and natural gas properties and compares these undiscounted cash flows to the carrying amount of the oil and natural gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, CRP will write down the carrying amount of the oil and natural gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of reserves, future commodity prices, future production estimates, estimated future operating and capital expenditures, and discount rates.

        Unproved properties costs consist of costs to acquire undeveloped leases as well as costs to acquire unproved reserves. CRP evaluates significant unproved properties for impairment based on remaining lease term, drilling results, reservoir performance, seismic interpretation or future plans to develop acreage.

  Oil and Natural Gas Reserve Quantities

        CRP's estimated proved reserve quantities and future net cash flows are critical to the understanding of the value of its business. They are used in comparative financial ratios and are the basis for significant accounting estimates in its financial statements, including the calculations of depletion and impairment of proved oil and natural gas properties. Future cash inflows and future production and development costs are determined by applying prices and costs, including transportation, quality differentials and basis differentials, applicable to each period to the estimated quantities of proved reserves remaining to be produced as of the end of that period. Expected cash flows are discounted to present value using an appropriate discount rate. For example, the standardized measure calculations require a 10% discount rate to be applied. Although reserve estimates are inherently imprecise, and estimates of new discoveries and undeveloped locations are more imprecise than those of established producing oil and gas properties, CRP makes a considerable effort in estimating its reserves. CRP engages Netherland, Sewell & Associates, Inc., its independent petroleum engineer ("NSAI"), to prepare its total calculated proved reserve PV-10. CRP expects proved reserve estimates will change as additional information becomes available and as commodity prices and operating and capital costs change. CRP evaluates and estimates its proved reserves each year-end. For purposes of depletion and impairment, reserve quantities are adjusted in accordance with GAAP for the impact of additions and dispositions.

  Revenue Recognition

        CRP's revenue recognition policy is significant because revenue is a key component of its results of operations and its forward-looking statements contained in the above analysis of liquidity and capital resources. CRP derives its revenue primarily from the sale of produced oil, natural gas, and NGLs. Revenue is recognized when CRP's production is delivered to the purchaser, but payment is generally received between 30 and 90 days after the date of production. No revenue is recognized unless it is determined that title to the product has transferred to a purchaser. At the end of each month, CRP makes estimates of the amount of production delivered to the purchaser and the price it will receive. CRP uses its knowledge of its properties, contractual arrangements, NYMEX and local spot market prices and other factors as the basis for these estimates. Variances between CRP's estimates and the actual amounts received are recorded in the month payment is received.

  Derivative Instruments

        CRP utilizes commodity derivative instruments, including swaps, collars and basis swaps, to manage the price risk associated with the forecasted sale of its oil and natural gas production. CRP's derivative instruments are not designated as hedges for accounting purposes. Accordingly, changes in fair value are recognized in CRP's consolidated and combined statements of operations in the period of change. Gains and losses on derivatives and premiums paid for put options are included in cash flows from operating activities.

  Asset Retirement Obligations

        CRP's asset retirement obligation represents the estimated present value of the amount it will incur to retire long-lived assets at the end of their productive lives, in accordance with applicable state laws. CRP's asset retirement obligation is determined by calculating the present value of estimated cash flows related to the liability. The retirement obligation is recorded as a liability at its estimated present value as of inception with an offsetting increase in the carrying amount of the related long-lived asset. Periodic accretion of discount of the estimated liability is recorded as an expense in the income statement. The cost of the tangible asset, including the asset retirement cost, is depreciated over the useful life of the asset.

        Asset retirement liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of assets and CRP's risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. Because of the subjectivity of assumptions, the costs to ultimately retire CRP's wells may vary significantly from prior estimates.

Recently Issued Accounting Pronouncements

        In February 2016, the FASB issued Accounting Standards Update ("ASU") No. 2016-02, Leases, which requires all leasing arrangements to be presented in the balance sheet as liabilities along with a corresponding asset. The ASU will replace most existing leases guidance in GAAP when it becomes effective. The new standard becomes effective for CRP on January 1, 2019. Although early application is permitted, CRP does not plan to early adopt the ASU. The standard requires the use of the modified retrospective transition method. CRP is evaluating the impact, if any, that the adoption of this update will have on its condensed consolidated financial statements and related disclosures.

        In March 2016, the FASB issued ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, which includes provisions intended to simplify various aspects related to how share-based compensation payments are accounted for and presented in financial statements. This amendment will be effected prospectively for reporting periods beginning on or after December 15,

2016, and early adoption is permitted. CRP is evaluating the impact, if any, that the adoption of this update will have on its condensed consolidated financial statements and related disclosures.

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This guidance is to be applied using a full retrospective method or a modified retrospective method, as outlined in the guidance. In August 2015, the FASB deferred the effective date of the new revenue recognition standard by one year. The revenue recognition standard is now effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted but only for annual periods, and interim periods within those annual periods, beginning after December 15, 2016. CRP is evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements and related disclosures.

Internal Controls and Procedures

        CRP is not currently required to comply with the SEC's rules implementing Section 404 of the Sarbanes Oxley Act of 2002, and is therefore not required to make a formal assessment of the effectiveness of its internal control over financial reporting for that purpose.

Inflation

        Inflation in the United States has been relatively low in recent years and did not have a material impact on CRP's results of operations for the years ended December 31, 2015, 2014 or 2013. Although the impact of inflation has been insignificant in recent years, it is still a factor in the United States economy and CRP tends to experience inflationary pressure on the cost of oilfield services and equipment as increasing oil and natural gas prices increase drilling activity in CRP's areas of operations.

Off-Balance Sheet Arrangements

        Currently CRP does not have any off-balance sheet arrangements.

BUSINESS OF CRP

        The following discussion should be read in conjunction with the "Selected Historical Financial Information of CRP" and the accompanying financial statements of CRP and related notes included elsewhere in this proxy statement.

        The estimated proved reserve information for CRP's properties as of December 31, 2015 and December 31, 2014 contained in this proxy statement is based on reserve reports relating to CRP's properties prepared by NSAI, CRP's independent petroleum engineer. A copy of each of the reserve reports is attached to this proxy statement as Annex F.

Overview

        CRP is an independent oil and natural gas company focused on the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. Its assets are concentrated in the Delaware Basin, a sub-basin of the Permian Basin. Its properties consist of large, contiguous acreage blocks in Reeves, Ward and Pecos counties in West Texas.

        As of June 30, 2016, CRP's portfolio included 62 operated producing horizontal wells. The horizontal wells span an area approximately 45 miles long by 20 miles wide where CRP has established commercial production in five distinct zones: the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C. As a result, CRP has broadly appraised its acreage across various geographic areas and stratigraphic zones, which CRP expects will allow it to efficiently develop its drilling inventory with a focus on maximizing returns to its stockholders. In addition, CRP believes its acreage may be prospective for the 2nd and 3rd Bone Spring shales and Avalon Shale, where other operators have experienced drilling success near CRP's acreage.

        CRP has leased or acquired approximately 42,500 net acres, approximately 80% of which it operates, as of June 30, 2016. Its acreage is predominantly located in the southern portion of the Delaware Basin, where production and reserves typically contain a higher percentage of oil and natural gas liquids and a correspondingly lower percentage of natural gas compared to the northern portion of the Delaware Basin. After temporarily suspending drilling activity at the end of March 2016 to preserve capital, CRP added one horizontal rig in June 2016 and expects to add two additional horizontal rigs in the fourth quarter of 2016. During 2015, CRP operated, on average, one rig and placed 13 horizontal wells on production. Its development drilling plan is comprised exclusively of horizontal drilling with an ongoing focus on reducing drilling times, optimizing completions and reducing costs.

        The Permian Basin is an attractive operating area due to its extensive original oil-in-place, favorable operating environment, multiple horizontal zones, high oil and liquids-rich natural gas content, well-developed network of oilfield service providers, long-lived reserves with relatively consistent reservoir quality and historically high drilling success rates. According to the U.S. Energy Information Administration (the "EIA"), the Permian Basin is the most prolific oil producing area in the United States, accounting for 23% and 20% of total U.S. crude oil production during the twelve-month periods ended April 30, 2016 and April 30, 2015, respectively.

        Over the past decade, the Delaware Basin has experienced significant horizontal drilling. According to Baker Hughes, three of the top six Permian Basin counties by horizontal rig count are located in the Delaware Basin. Reeves County, where the majority of CRP's acreage is located, had the second most horizontal rigs of any U.S. county as of June 17, 2016, with 21 rigs as of such date. As a result of this horizontal drilling, the Delaware Basin is the only region in the United States that has experienced sustained fourth quarter-to-fourth quarter production growth rates greater than 25% for the past three years, as illustrated in the chart below.

	Permian Basin(1)
	Delaware Wolfcamp, Bone Spring	Midland Wolfcamp, Spraberry	Eagle Ford	Bakken / Three Forks
Fourth Quarter 2012	22.5	49.6	112.5	78.2
Fourth Quarter 2013	33.8	61.4	164.0	101.0
Fourth Quarter 2014	56.9	86.1	219.2	130.3
Fourth Quarter 2015	72.6	91.8	205.9	127.1

(1)
Does not include production in the Permian Basin beyond the Midland and Delaware Basins.

Source: IHS Performance Evaluator as of April 2016.

        Based on recent well results and significant decreases in drilling and completion costs, CRP believes the Delaware Basin represents one of the most attractive operating regions in the United States. As illustrated in the chart below, according to data from IHS Performance Evaluator, in 2012, 2013, 2014 and 2015, wells in the Delaware Basin had a higher average three-month cumulative initial production per 1,000 feet of lateral section than wells in the Midland Basin, another sub-basin of the Permian Basin. These results are driven primarily by the over-pressured nature of the Bone Spring and Wolfcamp reservoirs in the Delaware Basin, which enhances the deliverability of horizontal wells. CRP believes these results indicate the Wolfcamp and the Bone Spring formations in the Delaware Basin generate greater implied EURs per 1,000 feet of lateral length as compared to the Spraberry and Wolfcamp zones in the Midland Basin.

Note:	Delaware Basin includes horizontal wells from Wolfcamp and Bone Spring producing formations and Midland Basin includes wells from Wolfcamp and Spraberry producing formations. Reflects a 6:1 gas—oil equivalent conversion ratio.
Source:	IHS Performance Evaluator as of April 2016.

        CRP was formed by an affiliate of Natural Gas Partners, a family of energy-focused private equity investments funds. CRP's goal is to build a premier development and acquisition company focused on horizontal drilling in the Delaware Basin. CRP has assembled a multi-year inventory of horizontal drilling projects. As of June 30, 2016, it had identified 1,357 gross horizontal drilling locations in the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C zones across its Delaware Basin acreage based on spacing of four wells per 640-acre section in the 3rd Bone Spring Sandstone and five to six wells per 640-acre section in the Wolfcamp zones. Its drilling inventory includes 366 extended lateral locations of either 9,500 or 7,500 lateral feet. Its near-term drilling program is focused on both the Upper and Lower Wolfcamp A zones, but it also intends to drill locations in the 3rd Bone Spring Sandstone, Wolfcamp B and Wolfcamp C zones. Based on its and other operators' well results and its analysis of geologic and engineering data, CRP believes the 2nd and 3rd Bone Spring shales and Avalon Shale may also be prospective across its acreage, and CRP may integrate these zones into its future drilling program as they become further delineated. The following table provides a summary of CRP's gross horizontal drilling locations by zone as of June 30, 2016.

 Gross Identified Horizontal Drilling Locations(1)(2)

Total
Zones:
3rd Bone Spring Sandstone	64
Upper Wolfcamp A	398
Lower Wolfcamp A	329
Wolfcamp B	300
Wolfcamp C	266

Total Horizontal Locations(3)(4)	1,357

(1)
CRP's total identified horizontal drilling locations include 51 locations associated with proved undeveloped reserves as of December 31, 2015. CRP has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its horizontal drilling results and those of other operators in its area, combined with its interpretation of available geologic and engineering data. In particular, CRP has analyzed and interpreted well results and other data acquired through its participation in the drilling of vertical wells that have penetrated its horizontal zones. In addition, to evaluate the prospectivity of its horizontal acreage, CRP has performed open-hole and mud log evaluations, core analysis and drill cuttings analysis. See "—Company Properties." The drilling locations that CRP actually drills will depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities CRP is able to conduct on these identified locations may not be successful and may not result in CRP's ability to add additional proved reserves to its existing proved reserves. See "Risk Factors—Risks Related to the Business, Operations and Industry of CRP—Drilling for and producing oil and natural gas are high risk activities with many uncertainties that could adversely affect CRP's business, financial condition or results of operations." Further, to the extent the drilling locations are associated with acreage that expires, CRP would lose its right to develop the related locations. See "Risk Factors—Risks Related to the Business, Operations and Industry of CRP—CRP's identified drilling locations are scheduled out over many years, making them susceptible to uncertainties that could materially alter the occurrence or timing of their drilling. In addition, CRP may not be able to raise the substantial amount of capital that would be necessary to drill such locations."

(2)
CRP's horizontal drilling location count implies 880-foot spacing with five to six wells per 640-acre section in the Wolfcamp zones and 1,320-foot spacing with four wells per 640-acre section in the 3rd Bone Spring Sandstone, in each case, consisting primarily of single-section (i.e., approximately 4,500-foot) laterals.

(3)
674 of CRP's 1,357 horizontal drilling locations are on acreage that CRP operates. CRP has an approximate 84% average working interest in its operated acreage.

(4)
CRP has included undeveloped horizontal locations only on its leasehold in Reeves and Ward counties.

        CRP believes that development drilling of its 1,357 gross horizontal locations, with an increasing focus on drilling extended lateral wells as well as potential downspacing, will allow CRP to grow its production and reserves. In addition, CRP believes its large acreage blocks allow it to optimize its horizontal development program to maximize its resource recovery and its returns. CRP also intends to grow its production and reserves through acquisitions that meet its strategic and financial objectives. Furthermore, CRP believes its operational efficiency is enhanced by a third-party gas gathering system and cryogenic processing plant, which were built specifically for the area where the majority of CRP's acreage is located, and its operated saltwater disposal system. In addition, a third-party crude gathering system, which is expected to be operational in the third quarter of 2016 and which will transport the majority of CRP's crude oil to market at a lower cost than is has experienced historically, will provide additional efficiencies.

        CRP experienced a significant decrease in its drilling and completion costs during 2015, which has continued into 2016. This trend has been driven by efficiency improvements in the field, including reduced drilling days, the modification of well designs and reduction or elimination of unnecessary costs. Additionally, overall service costs have declined as a result of reduced industry demand. For the six months ended June 30, 2016, the spud-to-rig release for CRP's three single-section horizontal wells was approximately 22 days compared to 28 days and 46 days for all single-section horizontal wells it drilled in 2015 and 2014, respectively. CRP expects that further optimization in the field (including the increased drilling of longer laterals, pad drilling, the use of shared facilities and zipper fracs), reduced rig rates and lower service costs will improve CRP's well economics.

        CRP's 2016 capital budget for drilling, completion and recompletion activities and facilities costs is approximately $92 million, excluding leasing and other acquisitions. CRP expects it will allocate approximately $80 million of its 2016 capital budget for the drilling and completion of operated wells and $6 million for its participation in the drilling and completion of non-operated wells. For 2016, CRP has budgeted $25 million for leasing. In the six months ended June 30, 2016, CRP incurred capital costs of approximately $24.9 million, excluding leasing and acquisition costs.
        Because CRP operates approximately 80% of its net acreage, the amount and timing of these capital expenditures are largely subject to CRP's discretion. CRP believes its approximate 84% average working interest in its operated acreage provides it with flexibility to manage its drilling program and optimize its returns and profitability. CRP could choose to defer a portion of its planned capital expenditures depending on a variety of factors, including the success of its drilling activities; prevailing and anticipated prices for oil, natural gas and NGLs; the availability of necessary equipment, infrastructure and capital; the receipt and timing of required regulatory permits and approvals; drilling, completion and acquisition costs; and the level of participation by other working interest owners. CRP has an approximate 17% working interest in its non-operated acreage.

        For the six months ended June 30, 2016, CRP's average net daily production was 7,523 Boe/d (approximately 70.0% oil, 19.1% natural gas and 10.9% NGLs). The following table provides summary information regarding its proved reserves as of December 31, 2015, based on a reserve report prepared by NSAI, CRP's independent petroleum engineer. Of its proved reserves, approximately 40% were classified as PDP. PUDs included in this estimate are from 52 horizontal well locations across three zones.

Estimated Total Proved Reserves
Oil (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total (MMBoe)	% Oil	% Liquids(1)	% Developed
23.2	3.9	32.4	32.5	71	83	40

(1)
Includes oil and NGLs.

        Based on the reserve estimates of NSAI, the average PUD horizontal EUR as of December 31, 2015 is approximately 610 MBoe (approximately 71% oil, 12% NGLs and 17% natural gas) for CRP's Wolfcamp wells, which have an average lateral length of approximately 4,500 feet.

Company Properties

        CRP's properties include working interests in approximately 90,700 gross (42,500 net) surface acres, substantially all of which are located in the oil-rich core of the Southern Delaware Basin, a sub-basin of the Permian Basin, in the Texas counties of Reeves, Ward and Pecos. The following table summarizes CRP's surface acreage by county as of June 30, 2016.

	Gross	Net
County:
Reeves	76,100	35,800
Ward	2,400	1,900
Pecos	12,200	4,800

Total	90,700	42,500

        Permian Basin.    The Permian Basin consists of mature, legacy onshore oil and liquids-rich natural gas reservoirs that span approximately 86,000 square miles in West Texas and New Mexico. The Basin is composed of five sub regions: the Delaware Basin, the Central Basin Platform, the Midland Basin, the Northwest Shelf and the Eastern Shelf. The Permian Basin is an attractive operating area due to its multiple horizontal and vertical target zones, favorable operating environment, high oil and liquids-rich natural gas content, mature infrastructure, well-developed network of oilfield service providers, long-lived reserves with consistent reservoir quality and historically high drilling success rates. According to the EIA, the Permian Basin is the most prolific oil producing area in the U.S., accounting for 23% and 20% of total U.S. crude oil production during the twelve-month periods ended April 30, 2016 and April 30, 2015, respectively. Six key producing formations within the Permian Basin (Spraberry, Wolfcamp, Bone Spring, Glorieta, Yeso and Delaware) have provided the bulk of the Basin's 122% increase in oil production since 2007. Approximately 62% of the increase came from the Wolfcamp, Bone Spring and Spraberry formations.

        Delaware Basin.    The present structural form of the Delaware Basin, a sub-basin of the Permian Basin, began to take shape in the early Pennsylvanian period at which time the area slowly downwarped relative to the adjacent Central Basin Platform and Northwest Shelf. This period was characterized by relatively stable marine shale and limestone deposition with periodic influxes of siliciclastics during sea-level lowstands. Stratigraphic records indicate a rapid deepening of the Delaware Basin during early Permian time. High total organic carbon marine shales, carbonate debris flows and turbidite sandstones were the predominant deposits in the Delaware Basin during this period. Subsequent burial and thermal maturation of this thick Permian succession of highly organic source and reservoir rock resulted in what CRP believes is evolving into a prolific oil field.

        The Delaware Basin encompasses an estimated 10,039 square miles and contained over 25,000 producing wells at the end of 2015, with production from certain wells dating back to 1924. Over the past decade, horizontal drilling activity has been more prevalent within the Delaware Basin relative to other areas of the Permian Basin. According to Baker Hughes, three of the top six Permian Basin counties by horizontal rig count are located in the Delaware Basin. Reeves County, where the majority of CRP's acreage is located, had the second most horizontal rigs of any U.S. county in June 17, 2016, with 21 rigs as of such date.

        CRP believes that its properties are prospective for oil and liquids-rich natural gas from multiple producing stratigraphic horizons, which it refers to as "stacked pay zones." For the six months ended June 30, 2016, its net daily production averaged 70.0% oil, 19.1% natural gas and 10.9% NGLs and had a greater liquids-content than other areas of the Delaware Basin.

        Oil and gas production was first established in the area of CRP's leasehold from vertical wells in the Wolfbone interval, a blend of stacked pay zones in the Permian (Wolfcampian) Wolfcamp and overlying (Leonardian) Bone Spring formations. Operators were initially drawn to this area for the thick pay section, superior rock quality and oil-rich production. The Barilla Draw field, partially coincident with CRP's leasehold, is the source of substantial petrophysical data acquired during this vertical phase of development. This data, including 17 of CRP's wells with advanced petrophysical logs and two of its wells with whole core, is being utilized to guide CRP's horizontal development of the area. The vertical development has resulted in a better understanding of CRP's leasehold's geology relative to other parts of the Basin and has not caused significant depletion. Depth to the top of the Wolfcamp from a representative well central to its leasehold is approximately 10,600 feet. The gross thickness of the potential pay section from the top of the Bone Spring formation through the base of the Wolfcamp C is approximately 3,500 feet, an attractive thickness for development with multiple horizontal landing zones. CRP believes that the combination of these conditions will allow it to achieve superior results during the development of its leasehold.

        CRP's horizontal drilling, including 62 operated wells, has been widespread with locations across the majority of its leasehold. CRP has established commercial production in five distinct zones: the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C, across an area approximately 45 miles long by 20 miles wide. As a result, CRP has broadly appraised its acreage across various geographic areas and stratigraphic zones. Also, as of June 30, 2016, approximately 59% of CRP's total net acreage (approximately 79% of CRP's operated net acreage in Reeves and Ward counties) was either held by production or under continuous drilling provisions. This has put CRP in a position to strategically develop its acreage with a near-term focus on high-return projects. CRP's previous activity, such as horizontal drilling in the Wolfcamp B and C zones, has been a catalyst for activity from offset operators. CRP will closely monitor this offset activity and adjust its future development plans with information and best practices learned from its peers.

        CRP operates approximately 80% of its net acreage and has an approximate 84% average working interest in its operated acreage. This operational control gives it flexibility in development strategy and pace. After temporarily suspending drilling activity at the end of March 2016 to preserve capital, which suspension had no effect on CRP's proved undeveloped reserves as of December 31, 2015, CRP added one horizontal drilling rig in June 2016 and expects to add two additional horizontal rigs in the fourth quarter of 2016. During 2015, CRP operated, on average, one rig and placed 13 horizontal wells on production. Its development drilling plan is comprised exclusively of horizontal drilling with an ongoing focus on reducing drilling times, optimizing completions and reducing costs without compromising worker health, safety and environmental protection. For the six months ended June 30, 2016, the spud-to-rig release for CRP's three single-section horizontal wells was approximately 22 days compared to 28 days and 46 days for all single-section horizontal wells it drilled in 2015 and 2014, respectively. CRP expects that further optimization in the field (including the increased drilling of longer laterals, pad drilling, the use of shared facilities and zipper fracs), reduced rig rates and lower service costs will improve its well economics. In March 2016, CRP drilled and completed its first 9,500-foot lateral well, which had an initial 90-day oil production rate of approximately 900 barrels of oil per day.

        Completion design and its effective execution are the predominant factors that dictate relative well performance in an area or zone. CRP has an evolving completion strategy that includes methodical adjustments of parameters, experimentation of different designs on adjacent locations with similar rock characteristics, constant monitoring and re-evaluation of results and ultimately tailoring completions to the conditions specific to an area or zone. CRP's current base completion design is a hybrid fracture stimulation, a combination of slickwater and cross-linked gel, targeting approximately 150 feet stage length, 50 feet cluster spacing, 40 barrels of total fluid per foot of lateral length and 1,600 to 1,900 pounds of white sand per foot of lateral length. Field-level rate of return is most influenced by incremental improvements in well performance and cost savings; CRP's philosophy is to focus on both parameters, with an emphasis on performance enhancement.

        CRP's current drilling program is focused primarily on the Upper and Lower Wolfcamp A intervals. However, based on existing well results and CRP's analysis of geologic and engineering data,

CRP believes the 3rd Bone Spring Sandstone, Wolfcamp B and Wolfcamp C intervals are prospective across its acreage and it plans to target those zones in its future drilling program. CRP's current location count for the Wolfcamp is based on locations spaced approximately 880 feet from each other within a zone and staggered vertically in adjacent zones, and for the 3rd Bone Spring Sandstone, the current location count is based on locations spaced approximately 1,320 feet from each other (as illustrated in the figure below). If future downspacing pilots are successful, CRP may be able to add additional locations to its multi-year inventory. In addition, CRP believes its acreage may be prospective for the 2nd and 3rd Bone Spring shales and Avalon Shale, where other operators have experienced drilling success near CRP's acreage.

        NSAI, CRP's independent petroleum engineer, has estimated that as of December 31, 2015, proved reserves net to CRP's interest in its properties were approximately 32,457 MBoe, of which 40% were classified as PDP. The proved reserves are generally characterized as long-lived, with predictable production profiles.

        Production Status.    For the six months ended June 30, 2016, CRP's average net daily production was 7,523 Boe/d (approximately 70.0% oil, 19.1% natural gas and 10.9% NGLs). During 2015, CRP's average net daily production was 7,317 Boe/d (approximately 69% oil and 19% natural gas and 12% NGLs). As of June 30, 2016, CRP produced from 75 horizontal and 70 vertical wells, in each case, operated and non-operated.

        Facilities.    CRP strives to develop the necessary infrastructure to lower its costs and support its drilling schedule and production growth. It accomplishes this goal primarily through contractual arrangements with third-party service providers. Its facilities located on its properties are generally in close proximity to its well locations and include storage tank batteries, oil/gas/water separation equipment and artificial lift equipment. A crude gathering system, which is expected to be operational in the third quarter of 2016, will transport the majority of its crude oil to market at a lower cost than it has experienced historically. For gas gathering and processing, CRP has infrastructure in place that spans the heart of its leasehold. The majority of its gas is processed at a cryogenic plant that is centrally located in its area of operations. CRP has a long-term agreement with a third-party gas gatherer and processor and benefits from priority producer status as the anchor tenant.

        Recent and Future Activity.    During the six months ended June 30, 2016, 6 gross (4.1 net) wells were placed on production on CRP's acreage. All of these wells were horizontal wells. After temporarily suspending drilling activity at the end of March 2016 to preserve capital, CRP added one horizontal rig in June 2016 and expects to add two additional horizontal rigs in the fourth quarter of 2016. During the remainder of 2016, an additional 9 operated horizontal wells are scheduled to be placed on production.

        As of June 30, 2016, CRP had identified 1,357 gross horizontal drilling locations in the 3rd Bone Spring Sandstone, Upper Wolfcamp A, Lower Wolfcamp A, Wolfcamp B and Wolfcamp C horizontal zones across its Delaware Basin acreage based on approximately 880-foot spacing for the Wolfcamp zones and 1,320-foot spacing for the 3rd Bone Spring Sandstone. CRP's drilling inventory includes 366 horizontal extended lateral locations of either 9,500 or 7,500 feet. In this proxy statement, gross drilling locations are defined as locations on operated and non-operated leaseholds specifically identified by management as an estimation of CRP's multi-year drilling activities based on evaluation of applicable geologic and engineering data. CRP has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its horizontal drilling results and those of other operators in CRP's area, combined with its interpretation of available geologic and engineering data. In particular, CRP has analyzed and interpreted well results and other data acquired through its participation in the drilling of vertical wells that have penetrated CRP's horizontal zones. In addition, to evaluate the prospectivity of its horizontal acreage, CRP has performed open-hole and mud log evaluations, core analysis and drill cuttings analysis. The availability of local infrastructure, drilling support assets and other factors as management may deem relevant, such as easement restrictions and state and local regulations, are considered in determining such locations. The drilling locations for which CRP will actually drill wells will ultimately depend upon the availability of capital, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results and other factors.

Oil and Natural Gas Data

  Proved Reserves

        Evaluation and Review of Proved Reserves.    CRP's proved reserve estimates as of December 31, 2015 and 2014 were prepared by NSAI, CRP's independent petroleum engineer. The technical persons responsible for preparing CRP's proved reserve estimates meet the requirements with regard to qualifications, independence, objectivity and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. NSAI does not own an interest in any of CRP's properties, nor is it employed by CRP on a contingent basis. Copies of CRP's independent petroleum engineer's proved reserve reports as of December 31, 2015 and December 31, 2014 are included as Annex F to this proxy statement. CRP's reserve report as of December 31, 2013 was prepared internally by its in-house petroleum engineers in accordance with (i) the same methodology utilized by NSAI in preparing the NSAI Report and (ii) the rules and regulations of the SEC.

        CRP maintains an internal staff of petroleum engineers and geoscience professionals who worked closely with CRP's independent petroleum engineer to ensure the integrity, accuracy and timeliness of the data used to calculate the proved reserves relating to CRP's assets in the Permian Basin. CRP's internal technical team members meet with CRP's independent petroleum engineer periodically during the period covered by the proved reserve report to discuss the assumptions and methods used in the proved reserve estimation process. CRP provides historical information to NSAI for its properties, such as ownership interest, oil and natural gas production, well test data, commodity prices and operating and development costs. Terry Sherban, CRP's Vice President, Reservoir Engineering, is primarily responsible for overseeing the preparation of all of CRP's reserve estimates. Mr. Sherban is a petroleum engineer with 37 years of reservoir and operations experience, and CRP's geoscience staff has an average of approximately 28 years of energy industry experience.

        The preparation of CRP's proved reserve estimates was completed in accordance with CRP's internal control procedures. These procedures, which are intended to ensure reliability of reserve estimations, include the following:

  •
  review and verification of historical production data, which data is based on actual production as reported by CRP;

  •
  review of reserve estimates by Mr. Sherban or under his direct supervision;

  •
  review by CRP's Vice President, Development and Chief Executive Officer of all of CRP's reported proved reserves, including the review of all significant reserve changes and all new PUDs additions;

  •
  direct reporting responsibilities by CRP's Vice President, Reservoir Engineering to CRP's Chief Executive Officer; and

  •
  verification of property ownership by CRP's land department.

        Estimation of Proved Reserves.    Under SEC rules, proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. If deterministic methods are used, the SEC has defined reasonable certainty for proved reserves as a "high degree of confidence that the quantities will be recovered." All of CRP's proved reserves as of December 31, 2015, 2014 and 2013 were estimated using a deterministic method. The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and natural gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions established under SEC rules. The process of estimating the quantities of recoverable oil and natural gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into four broad categories or methods: (i) production performance-based methods; (ii) material balance-based methods; (iii) volumetric-based methods; and (iv) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserves for PDP wells were estimated using production performance methods for the vast majority of properties. Certain new producing properties with very little production history were forecast using a combination of production performance and analogy to similar production, both of which are considered to provide a reasonably high degree of accuracy. Non-producing reserve estimates, for developed and undeveloped properties, were forecast using analogy methods. This method provides a reasonably high degree of accuracy for predicting proved developed non-producing ("PDNP") and PUD for CRP's properties, due to the abundance of analog data.

        To estimate economically recoverable proved reserves and related future net cash flows, NSAI considered many factors and assumptions, including the use of reservoir parameters derived from geological and engineering data which cannot be measured directly, economic criteria based on current costs and the SEC pricing requirements and forecasts of future production rates.

        Under SEC rules, reasonable certainty can be established using techniques that have been proven effective by actual production from projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology that establishes reasonable certainty. Reliable technology is a grouping of one or more technologies (including computational methods) that have been field tested and have been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation. To establish reasonable certainty with respect to CRP's estimated proved reserves, the technologies and economic data used in the estimation of CRP's proved reserves have been demonstrated to yield results with consistency and repeatability, and include production and well test data, downhole completion information, geologic data, electrical logs, radioactivity logs, core analyses, available seismic data and historical well cost and operating expense data.

        Summary of Oil and Natural Gas Reserves.    The following table presents CRP's estimated net proved oil and natural gas reserves as of December 31, 2015, 2014 and 2013, based on the proved reserve report as of December 31, 2015 and 2014 by NSAI, CRP's independent petroleum engineer, and based on CRP's internally prepared reserve report as of December 31, 2013, in each case, prepared in accordance with the rules and regulations of the SEC. Copies of the proved reserve reports as of December 31, 2015 and December 31, 2014 prepared by NSAI with respect to CRP's properties are included as Annex F to this proxy statement. All of CRP's proved reserves are located in the United States.

	Year Ended December 31,
	2015(1)	2014(2)	2013(3)
Proved developed reserves:
Oil (MBbls)	9,347	8,026	6,021
Natural gas (MMcf)	12,711	11,959	4,837
NGLs (MBbls)	1,603	766	382

Total (MBoe)	13,068	10,786	7,210
Proved undeveloped reserves:
Oil (MBbls)	13,852	11,823	12,489
Natural gas (MMcf)	19,731	15,455	2,131
NGLs (MBbls)	2,248	785	143

Total (MBoe)	19,389	15,184	12,987
Total proved reserves:
Oil (MBbls)	23,199	19,850	18,510
Natural gas (MMcf)	32,442	27,414	6,968
NGLs (MBbls)	3,851	1,551	525

Total (MBoe)	32,457	25,970	20,197
Oil and Natural Gas Prices:
Oil—WTI posted price per Bbl	$46.79	$91.48	$95.96
Natural gas—Henry Hub spot price per MMBtu	$2.59	$4.35	$3.67

(1)
CRP's estimated net proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For oil and NGL volumes, the average West Texas Intermediate posted price of $46.79 per barrel as of December 31, 2015 was adjusted for quality, transportation fees and a regional price differential. For gas volumes, the average Henry Hub spot price of $2.59 per MMBtu as of December 31, 2015 was adjusted for energy content, transportation fees and a regional price differential. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $41.85 per barrel of oil, $13.94 per barrel of NGL and $1.71 per Mcf of gas as of December 31, 2015.

(2)
CRP's estimated net proved reserves were determined using average first-day-of-the-month prices for the prior twelve months in accordance with SEC guidance. For oil and NGL volumes, the average West Texas Intermediate posted price of $91.48 per barrel as of December 31, 2014 was adjusted for quality, transportation fees and a regional price differential. For gas volumes, the average Henry Hub spot price of $4.35 per MMBtu as of December 31, 2014 was adjusted for energy content, transportation fees and a regional price differential. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $84.94 per barrel of oil, $22.70 per barrel of NGL and $4.70 per Mcf of gas as of December 31, 2014.

(3)
CRP's estimated net proved reserves were determined using average first-day-of-the-month prices for the prior twelve months in accordance with SEC guidance. For oil and NGL volumes, the average West Texas Intermediate posted price of $95.96 per barrel as of December 31, 2013 was adjusted for quality, transportation fees and a regional price differential. For gas volumes, the average Henry Hub spot price of $3.67 per MMBtu as of December 31, 2013 was adjusted for energy content, transportation fees and a regional price differential. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $92.05 per barrel of oil, $26.05 per barrel of NGL and $3.76 per Mcf of gas as of December 31, 2013.

        The changes from December 31, 2014 estimated proved reserves to December 31, 2015 estimated proved reserves reflect the addition of 12,864 MBoe of proved reserves through extensions and 1,275 MBoe of acquired proved reserves, offset by net negative revisions of 4,981 MBoe primarily due to the decline in commodity prices.

        The changes from December 31, 2013 estimated proved reserves to December 31, 2014 estimated proved reserves reflect production during this period of approximately 2,015 MBoe and additions of approximately 21,012 MBoe attributable to new locations resulting from the strategic drilling of wells to delineate CRP's acreage position and the sale of 13,706 MBoe of reserves in the CO2 Project Disposition and the Marston Disposition.

        Reserve engineering is and must be recognized as a subjective process of estimating volumes of economically recoverable oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation. As a result, the estimates of different engineers often vary. In addition, the results of drilling, testing and production may justify revisions of such estimates. Accordingly, reserve estimates often differ from the quantities of oil and natural gas that are ultimately recovered. Estimates of economically recoverable oil and natural gas and of future net revenues are based on a number of variables and assumptions, all of which may vary from actual results, including geologic interpretation, prices and future production rates and costs. Please read the section entitled "Risk Factors—Risks Related to the Business, Operations and Industry of CRP."

        Additional information regarding CRP's proved reserves can be found in the notes to CRP's financial statements included elsewhere in this proxy statement and the proved reserve reports as of December 31, 2015 and December 31, 2014, which are included as Annex F to this proxy statement.

  PUDs

  Year Ended December 31, 2015

        As of December 31, 2015, CRP's PUDs totaled 13,852 MBbls of oil, 19,731 MMcf of natural gas and 2,248 MBbls of NGLs, for a total of 19,389 MBoe. PUDs will be converted from undeveloped to developed as the applicable wells begin production.

        Changes in PUDs that occurred during 2015 were primarily due to (i) negative revisions of 4,648 MBoe primarily related to the conversion of PUDs to unproved reserves of approximately 6,794 MBoe due to the decline in commodity prices, partially offset by a positive revision in performance; (ii) an increase of approximately 9,605 MBoe attributable to extensions resulting from strategic drilling of wells by CRP to delineate its acreage position; (iii) the conversion of approximately 1,020 MBoe attributable to PUDs into proved developed reserves; and (iv) the acquisition of 268 MBoe of PUDs.

        During the twelve months ended December 31, 2015, CRP spent $17.7 million to convert PUDs to proved developed reserves.

        All of CRP's PUD drilling locations are scheduled to be drilled within five years of their initial booking. As of December 31, 2015, none of its total proved reserves were classified as PDNP.

  Year Ended December 31, 2014

        As of December 31, 2014, CRP's PUDs totaled 11,823 MBbls of oil, 15,455 MMcf of natural gas and 785 MBbls of NGLs, for a total of 15,184 MBoe. PUDs will be converted from undeveloped to developed as the applicable wells begin production.

        Changes in PUDs that occurred during 2014 were primarily due to (i) a decrease of approximately 10,806 MBoe related to the CO2 Project Disposition in May 2014 and 296 MBoe related to the Marston Disposition in December 2014; (ii) additions of approximately 13,618 MBoe attributable to extensions resulting from strategic drilling of wells by CRP to delineate its acreage position; and (iii) the conversion of approximately 318 MBoe attributable to PUDs into proved developed reserves.

        During the twelve months ended December 31, 2014, CRP spent $10.6 million to convert PUDs to proved developed reserves.

        All of CRP's PUD drilling locations are scheduled to be drilled within five years of their initial booking. As of December 31, 2014, 0.2% of CRP's total proved reserves were classified as PDNP.

Year Ended December 31, 2013

        As of December 31, 2013, CRP's PUDs totaled 12,489 MBbls of oil, 2,131 MMcf of natural gas and 143 MBbls of NGLs, for a total of 12,987 MBoe. PUDs will be converted from undeveloped to developed as the applicable wells begin production.

        Changes in PUDs that occurred during 2013 were primarily due to (i) additions of approximately 5,430 MBoe attributable to improved recovery resulting from the application of tertiary recovery methods utilizing CO2 injection on properties in Chaves County, New Mexico that we sold in May 2014; (ii) a decrease of approximately 6,707 MBoe related to the Wolfbone Disposition in October 2013, the sale of CRP's interest in 320 gross (187 net) acres in Glasscock and Midland Counties, Texas, including two wells, in June 2013, and the sale of CRP's interest in 1,951 gross (1,617 net) acres in Midland County, Texas, including ten wells, in August 2013; (iii) additions of approximately 4,038 MBoe attributable to extensions resulting from strategic drilling of wells by CRP to delineate its acreage position and (iv) the conversion of approximately 402 MBoe attributable to PUDs into proved developed reserves.

        During the twelve months ended December 31, 2013, CRP spent $7.5 million to convert PUDs to proved developed reserves and $144.0 million to convert non-proved reserves to proved developed reserves.

        All of CRP's PUD drilling locations are scheduled to be drilled within five years of their initial booking. As of December 31, 2013, 2% of CRP's total proved reserves were classified as PDNP.

Oil and Natural Gas Production Prices and Costs

  Production and Price History

        The following table sets forth information regarding net production of oil, natural gas and NGLs, and certain price and cost information for each of the periods indicated:

	Six Months Ended June 30,		Year Ended December 31,
	2016	2015	2015	2014	2013
	(In thousands)
Production data:
Oil (MBbls)	959	882	1,830	1,428	713
Natural gas (MMcf)	1,567	1,484	3,058	2,112	797
NGLs (MBbls)	149	158	331	235	98

Total (MBoe)(1)	1,369	1,287	2,671	2,015	944
Average realized prices before effects of hedges:
Oil (per Bbl)	$35.02	$45.53	$42.43	$80.50	$92.37
Natural gas (per Mcf)	1.97	2.71	2.60	4.58	3.79
NGLs (per Bbl)	12.03	16.86	14.66	30.64	31.50

Total (per Boe)	$28.10	$36.40	$33.87	$65.42	$76.24
Average realized prices after effects of hedges:
Oil (per Bbl)	$50.32	$63.81	$61.61	$83.73	$74.68
Natural gas (per Mcf)	1.97	3.16	3.04	4.58	3.79
NGLs (per Bbl)	12.03	16.86	14.66	30.64	31.50

Total (per Boe)	$38.82	$49.44	$47.51	$67.71	$62.84
Average costs (per Boe):
Lease operating expenses	$4.85	$10.07	$7.93	$8.78	$20.24
Severance and ad valorem taxes	1.53	1.77	1.88	3.41	4.40
Transportation, processing, gathering and other operating expenses	1.89	2.28	2.15	2.37	1.37
Depreciation, depletion, amortization and accretion of asset retirement obligations	31.03	34.28	33.73	34.30	31.02
Abandonment expense and impairment of unproved properties	0.66	2.99	2.85	9.94	9.07
Exploration	—	—	0.03	—	—
Contract termination and rig stacking	—	1.68	0.89	—	—
General and administrative expenses	3.95	4.30	5.32	15.73	17,84

Total	$43.91	$57.37	$54.78	$74.53	$83.94

(1)
May not sum or recalculate due to rounding.

  Productive Wells

        As of June 30, 2016, CRP owned an approximate 61% average working interest in 145 gross (88 net) productive wells. CRP's wells are oil wells that produce associated liquids-rich natural gas. Productive wells consist of producing wells, wells capable of production and wells awaiting connection to production facilities. Gross wells are the total number of producing wells in which CRP has an interest, operated and non-operated, and net wells are the sum of CRP's fractional working interests owned in gross wells.

  Developed and Undeveloped Acreage

        The following table sets forth information as of June 30, 2016 relating to CRP's leasehold acreage. Developed acreage consists of acres spaced or assigned to productive wells and does not include undrilled acreage held by production under the terms of the lease. Undeveloped acreage is defined as acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil or natural gas, regardless of whether such acreage contains proved reserves.

Developed Acreage		Undeveloped Acreage		Total Acreage
Gross(1)	Net(2)	Gross(1)	Net(2)	Gross(1)	Net(2)
8,000	6,800	82,700	36,200	90,700	42,500

(1)
A gross acre is an acre in which a working interest is owned. The number of gross acres is the total number of acres in which a working interest is owned.

(2)
A net acre is deemed to exist when the sum of the fractional ownership working interests in gross acres equals one. The number of net acres is the sum of the fractional working interests owned in gross acres expressed as whole numbers and fractions thereof.

        Many of the leases comprising the undeveloped acreage set forth in the table above will expire at the end of their respective primary terms unless production from the leasehold acreage has been established prior to such date, in which event the lease will remain in effect until the cessation of production. Substantially all of the leases governing CRP's acreage have continuous development clauses that permit CRP to continue to hold the acreage under such leases after the expiration of the primary term if CRP initiates additional development within 60 to 180 days after the completion of the last well drilled on such lease, without the requirement of a lease extension payment. Thereafter, the lease is held with additional development every 60 to 180 days until the entire lease is held by production. None of CRP's horizontal drilling locations associated with proved undeveloped reserves are scheduled for drilling outside of a lease term that is not accounted for with a continuous development schedule. The following table sets forth the gross and net undeveloped acreage, as of June 30, 2016, that will expire over the next five years unless production is established within the spacing units covering the acreage or the lease is renewed or extended under continuous drilling provisions prior to the primary term expiration dates.

Remaining 2016		2017		2018		2019		2020
Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
8,900	4,200	8,200	3,800	15,600	7,300	4,800	2,220	0	0

  Drilling Results

        The following table sets forth the results of CRP's drilling activity, as defined by wells having been placed on production, for the periods indicated. The information should not be considered indicative of future performance, nor should it be assumed that there is necessarily any correlation among the number of productive wells drilled, quantities of reserves found or economic value. Productive wells are those that produce, or are capable of producing, commercial quantities of hydrocarbons, regardless of whether they produce a reasonable rate of return. Dry wells are those that prove to be incapable of producing hydrocarbons in sufficient quantities to justify completion.

	For the Six Months Ended June 30,				For the Year Ended December 31,
	2016		2015		2015		2014		2013
	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
Exploratory Wells:
Productive(1)	—	—	—	—	—	—	—	—	—	—
Dry	—	—	—	—	—	—	—	—	—	—

Total Exploratory	—	—	—	—	—	—	—	—	—	—

Development Wells:
Productive(1)	6.0	4.1	6.0	5.6	16.0	12.4	36.0	26.8	26.0	10.9
Dry	—	—	—	—	—	—	—	—	—	—

Total Development	6.0	4.1	6.0	5.6	16.0	12.4	36.0	26.8	26.0	10.9

Total Wells:
Productive(1)	6.0	4.1	6.0	5.6	16.0	12.4	36.0	26.8	26.0	10.9
Dry	—	—	—	—	—	—	—	—	—	—

Total	6.0	4.1	6.0	5.6	16.0	12.4	36.0	26.8	26.0	10.9

(1)
Although a well may be classified as productive upon completion, future changes in oil and natural gas prices, operating costs and production may result in the well becoming uneconomical, particularly exploratory wells where there is no production history.

Operations

  General

        CRP is the operator of approximately 80% of its net acreage. As operator, CRP designs and manages the development of a well and supervises operation and maintenance activities on a day-to-day basis. Independent contractors engaged by CRP provide all the equipment and personnel associated with these activities. CRP employs petroleum engineers, geologists and land professionals who work to improve production rates, increase reserves and lower the cost of operating CRP's oil and natural gas properties.

  Marketing and Customers

        CRP markets the majority of its production from properties it operates for both its account and the account of the other working interest owners in these properties. CRP sells its oil, natural gas and NGL production to purchasers at market prices. CRP sells all of its natural gas and NGLs under contracts with terms of greater than twelve months and all of its oil under contracts with terms of twelve months or less.

        CRP normally sells production to a relatively small number of customers, as is customary in its business. For the years ended December 31, 2015, 2014 and 2013, Plains Marketing, L.P. accounted for 64%, 78% and 72%, respectively, of CRP's total revenue. During such years, no other purchaser accounted for 10% or more of CRP's revenue. The loss of Plains Marketing, L.P. as a purchaser could materially and adversely affect CRP's revenues in the short-term. However, based on the current demand for oil and natural gas and the availability of other purchasers, CRP believes that the loss of Plains Marketing, L.P. as a purchaser would not have a material adverse effect on its financial condition and results of operations because crude oil and natural gas are fungible products with well-established markets and numerous purchasers.

  Transportation

        During the initial development of CRP's fields, CRP considers all gathering and delivery infrastructure options in the areas of its production. CRP's oil is transported from the wellhead to its tank batteries by its gathering systems. Currently, the oil is then transported by the purchaser by truck to a transportation facility. However, CRP expects that, beginning in the third quarter of 2016, a third-party crude gathering system will transport the majority of its oil production at a lower cost than it has experienced historically with trucking. CRP's natural gas is generally transported by third-party gathering lines from the wellhead to a gas processing facility. At a small number of CRP's wells, CRP owns natural gas pipeline facilities that connect its wells to third-party natural gas gathering systems located in the vicinity of those wells.

  Competition

        The oil and natural gas industry is intensely competitive, and CRP competes with other companies that have greater resources. Many of these companies not only explore for and produce oil and natural gas, but also carry on midstream and refining operations and market petroleum and other products on a regional, national or worldwide basis. These companies may be able to pay more for productive oil and natural gas properties and exploratory prospects or to define, evaluate, bid for and purchase a greater number of properties and prospects than CRP's financial or human resources permit. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. CRP's larger or more integrated competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws and regulations more easily than CRP can, which would adversely affect CRP's competitive position. CRP's ability to acquire additional properties and to discover reserves in the future will be dependent upon its ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment. In addition, because CRP has fewer financial and human resources than many companies in its industry, it may be at a disadvantage in bidding for exploratory prospects and producing oil and natural gas properties.

        There is also competition between oil and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the governments of the United States and the jurisdictions in which CRP operates. It is not possible to predict the nature of any such legislation or regulation which may ultimately be adopted or its effects upon CRP's future operations. Such laws and regulations may substantially increase the costs of developing oil and natural gas and may prevent or delay the commencement or continuation of a given operation. CRP's larger competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws and regulations more easily than CRP can, which would adversely affect its competitive position.

  Seasonality of Business

        Weather conditions affect the demand for, and prices of, oil and natural gas. Demand for oil and natural gas is typically higher in the fourth and first quarters resulting in higher prices. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of the results that may be realized on an annual basis.

  Title to Properties

        As is customary in the oil and natural gas industry, CRP initially conducts only a cursory review of the title to its properties in connection with acquisition of leasehold acreage. At such time as it determines to conduct drilling operations on those properties, CRP conducts a thorough title examination and performs curative work with respect to significant defects prior to commencement of drilling operations. To the extent title opinions or other investigations reflect title defects on those properties, CRP is typically responsible for curing any title defects at its expense. CRP generally will not commence drilling operations on a property until it has cured any material title defects on such property. CRP has obtained title opinions on substantially all of its producing properties and believes that it has satisfactory title to its producing properties in accordance with standards generally accepted in the oil and natural gas industry.

        Prior to completing an acquisition of producing oil and natural gas leases, CRP performs title reviews on the most significant leases and, depending on the materiality of properties, CRP may obtain a title opinion, obtain an updated title review or opinion or review previously obtained title opinions. CRP's oil and natural gas properties are subject to customary royalty and other interests, liens for current taxes and other burdens which CRP believes do not materially interfere with the use of or affect CRP's carrying value of the properties.

        CRP believes that it has satisfactory title to all of its material assets. Although title to these properties is subject to encumbrances in some cases, such as customary interests generally retained in connection with the acquisition of real property, customary royalty interests and contract terms and restrictions, liens under operating agreements, liens related to environmental liabilities associated with historical operations, liens for current taxes and other burdens, easements, restrictions and minor encumbrances customary in the oil and natural gas industry, CRP believes that none of these liens, restrictions, easements, burdens and encumbrances will materially detract from the value of these properties or from its interest in these properties or materially interfere with its use of these properties in the operation of its business. In addition, CRP believes that it has obtained sufficient rights-of-way grants and permits from public authorities and private parties for it to operate its business in all material respects as described in this proxy statement.

  Oil and Natural Gas Leases

        The typical oil and natural gas lease agreement covering CRP's properties provides for the payment of royalties to the mineral owner for all oil and natural gas produced from any wells drilled on the leased premises. The lessor royalties and other leasehold burdens on CRP's properties generally range from 20% to 25%, resulting in a net revenue interest to CRP generally ranging from 75% to 80%.

Regulation of the Oil and Natural Gas Industry

        CRP's operations are substantially affected by federal, state and local laws and regulations. In particular, natural gas production and related operations are, or have been, subject to price controls, taxes and numerous other laws and regulations. All of the jurisdictions in which CRP owns or operates producing oil and natural gas properties have statutory provisions regulating the development and production of oil and natural gas, including provisions related to permits for the drilling of wells, bonding requirements to drill or operate wells, the location of wells, the method of drilling and casing wells, the surface use and restoration of properties upon which wells are drilled, sourcing and disposal of water used in the drilling and completion process, and the abandonment of wells. CRP's operations are also subject to various conservation laws and regulations. These include the regulation of the size of drilling and spacing units or proration units, the number of wells which may be drilled in an area, and the unitization or pooling of crude oil or natural gas wells, as well as regulations that generally prohibit the venting or flaring of natural gas, and impose certain requirements regarding the ratability or fair apportionment of production from fields and individual wells.

        Failure to comply with applicable laws and regulations can result in substantial penalties. The regulatory burden on the industry increases the cost of doing business and affects profitability. Although CRP believes it is in substantial compliance with all applicable laws and regulations, such laws and regulations are frequently amended or reinterpreted. Therefore, CRP is unable to predict the future costs or impact of compliance. Additional proposals and proceedings that affect the oil and natural gas industry are regularly considered by Congress, the states, FERC and the courts. CRP cannot predict when or whether any such proposals may become effective.

        CRP believes it is in substantial compliance with currently applicable laws and regulations and that continued substantial compliance with existing requirements will not have a material adverse effect on its financial position, cash flows or results of operations. However, current regulatory requirements may change, currently unforeseen environmental incidents may occur or past non-compliance with environmental laws or regulations may be discovered.

  Regulation of Production of Oil and Natural Gas

        The production of oil and natural gas is subject to regulation under a wide range of local, state and federal statutes, rules, orders and regulations. Federal, state and local statutes and regulations require permits for drilling operations, drilling bonds and reports concerning operations. CRP owns interests in properties located in Texas, which regulates drilling and operating activities by, among other things, requiring permits for the drilling of wells, maintaining bonding requirements in order to drill or operate wells, and regulating the location of wells, the method of drilling and casing wells, the surface use and restoration of properties upon which wells are drilled and the plugging and abandonment of wells. The laws of Texas also govern a number of conservation matters, including provisions for the unitization or pooling of oil and natural gas properties, the establishment of maximum allowable rates of production from oil and natural gas wells, the regulation of well spacing or density, and plugging and abandonment of wells. The effect of these regulations is to limit the amount of oil and natural gas that CRP can produce from its wells and to limit the number of wells or the locations at which CRP can drill, although it can apply for exceptions to such regulations or to have reductions in well spacing or density. Moreover, Texas imposes a production or severance tax with respect to the production and sale of oil, natural gas and NGLs within its jurisdiction.

        The failure to comply with these rules and regulations can result in substantial penalties. CRP's competitors in the oil and natural gas industry are subject to the same regulatory requirements and restrictions that affect its operations.

  Regulation of Sales and Transportation of Oil

        Sales of oil, condensate and NGLs are not currently regulated and are made at negotiated prices. Nevertheless, Congress could reenact price controls in the future.

        CRP's sales of oil are affected by the availability, terms and cost of transportation. The transportation of oil in common carrier pipelines is also subject to rate and access regulation. FERC regulates interstate oil pipeline transportation rates under the Interstate Commerce Act. In general, interstate oil pipeline rates must be cost-based, although settlement rates agreed to by all shippers are permitted and market-based rates may be permitted in certain circumstances.

        Intrastate oil pipeline transportation rates are subject to regulation by state regulatory commissions. The basis for intrastate oil pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate oil pipeline rates, varies from state to state. Insofar as effective interstate and intrastate rates and regulations regarding access are equally applicable to all comparable shippers, CRP believes that the regulation of oil transportation will not affect its operations in any way that is of material difference from those of its competitors who are similarly situated.

  Regulation of Transportation and Sales of Natural Gas

        Historically, the transportation and sale for resale of natural gas in interstate commerce have been regulated by agencies of the U.S. federal government, primarily FERC. In the past, the federal government has regulated the prices at which natural gas could be sold. While sales by producers of natural gas can currently be made at uncontrolled market prices, Congress could reenact price controls in the future. Deregulation of wellhead natural gas sales began with the enactment of the NGPA, and culminated in adoption of the Natural Gas Wellhead Decontrol Act which removed controls affecting wellhead sales of natural gas effective January 1, 1993. The transportation and sale for resale of natural gas in interstate commerce is regulated primarily under the NGA, and by regulations and orders promulgated under the NGA by FERC. In certain limited circumstances, intrastate transportation and wholesale sales of natural gas may also be affected directly or indirectly by laws enacted by Congress and by FERC regulations.

        The EP Act of 2005 is a comprehensive compilation of tax incentives, authorized appropriations for grants and guaranteed loans, and significant changes to the statutory policy that affects all segments of the energy industry. Among other matters, the EP Act of 2005 amends the NGA to add an anti-market manipulation provision which makes it unlawful for any entity to engage in prohibited behavior to be prescribed by FERC, and furthermore provides FERC with additional civil penalty authority. The EP Act of 2005 provides FERC with the power to assess civil penalties of up to $1,000,000 per day for violations of the NGA and increases FERC's civil penalty authority under the NGPA from $5,000 per violation per day to $1,000,000 per violation per day. The civil penalty provisions are applicable to entities that engage in the sale of natural gas for resale in interstate commerce. On January 19, 2006, FERC issued Order No. 670, a rule implementing the anti-market manipulation provision of the EP Act of 2005, and subsequently denied rehearing. The rules make it unlawful to: (i) in connection with the purchase or sale of natural gas subject to the jurisdiction of FERC, or the purchase or sale of transportation services subject to the jurisdiction of FERC, for any entity, directly or indirectly, use or employ any device, scheme or artifice to defraud; (ii) make any untrue statement of material fact or omit to make any such statement necessary to make the statements made not misleading; or (iii) engage in any act or practice that operates as a fraud or deceit upon any person. The new anti-market manipulation rule does not apply to activities that relate only to intrastate or other non-jurisdictional sales or gathering, but does apply to activities of gas pipelines and storage companies that provide interstate services, as well as otherwise non-jurisdictional entities to the extent the activities are conducted "in connection with" gas sales, purchases or transportation subject to FERC jurisdiction, which now includes the annual reporting requirements under Order 704, described below. The anti-market manipulation rule and enhanced civil penalty authority reflect an expansion of FERC's NGA enforcement authority.

        On December 26, 2007, FERC issued Order 704, a final rule on the annual natural gas transaction reporting requirements, as amended by subsequent orders on rehearing. Under Order 704, wholesale buyers and sellers of more than 2.2 million MMBtus of physical natural gas in the previous calendar year, including natural gas producers, gatherers and marketers, are now required to report, on May 1 of each year, aggregate volumes of natural gas purchased or sold at wholesale in the prior calendar year to the extent such transactions utilize, contribute to, or may contribute to the formation of price indices. It is the responsibility of the reporting entity to determine which individual transactions should be reported based on the guidance of Order 704. Order 704 also requires market participants to indicate whether they report prices to any index publishers, and if so, whether their reporting complies with FERC's policy statement on price reporting.

        Gathering service, which occurs upstream of jurisdictional transmission services, is regulated by the states onshore and in state waters. Section 1(b) of the NGA exempts natural gas gathering facilities from regulation by FERC as a natural gas company under the NGA. Although FERC has set forth a general test for determining whether facilities perform a non-jurisdictional gathering function or a jurisdictional transmission function, FERC's determinations as to the classification of facilities are done on a case-by-case basis. To the extent that FERC issues an order that reclassifies certain jurisdictional transmission facilities as non-jurisdictional gathering facilities, and depending on the scope of that decision, CRP's costs of getting gas to point of sale locations may increase. CRP believes that the natural gas pipelines in its gathering systems meet the traditional tests FERC has used to establish a pipeline's status as a gatherer not subject to regulation as a natural gas company. However, the distinction between FERC-regulated transmission services and federally unregulated gathering services is the subject of ongoing litigation, so the classification and regulation of CRP's gathering facilities are subject to change based on future determinations by FERC, the courts or Congress. State regulation of natural gas gathering facilities generally includes various occupational safety, environmental and, in some circumstances, nondiscriminatory-take requirements. Although such regulation has not generally been affirmatively applied by state agencies, natural gas gathering may receive greater regulatory scrutiny in the future.

        The price at which CRP sells natural gas is not currently subject to federal rate regulation and, for the most part, is not subject to state regulation. However, with regard to CRP's physical sales of these energy commodities, CRP is required to observe anti-market manipulation laws and related regulations enforced by FERC under the EP Act of 2005 and under the Commodity Exchange Act ("CEA"), and regulations promulgated thereunder by the CFTC. The CEA prohibits any person from manipulating or attempting to manipulate the price of any commodity in interstate commerce or futures on such commodity. The CEA also prohibits knowingly delivering or causing to be delivered false or misleading or knowingly inaccurate reports concerning market information or conditions that affect or tend to affect the price of a commodity. Should CRP violate the anti-market manipulation laws and regulations, it could also be subject to related third-party damage claims by, among others, sellers, royalty owners and taxing authorities.

        Intrastate natural gas transportation is also subject to regulation by state regulatory agencies. The basis for intrastate regulation of natural gas transportation and the degree of regulatory oversight and scrutiny given to intrastate natural gas pipeline rates and services varies from state to state. Insofar as such regulation within a particular state will generally affect all intrastate natural gas shippers within the state on a comparable basis, CRP believes that the regulation of similarly situated intrastate natural gas transportation in any states in which it operates and ships natural gas on an intrastate basis will not affect its operations in any way that is of material difference from those of its competitors. Like the regulation of interstate transportation rates, the regulation of intrastate transportation rates affects the marketing of natural gas that it produces, as well as the revenues it receives for sales of its natural gas.

        Changes in law and to FERC or state policies and regulations may adversely affect the availability and reliability of firm and/or interruptible transportation service on interstate and intrastate pipelines, and CRP cannot predict what future action FERC or state regulatory bodies will take. CRP does not believe, however, that any regulatory changes will affect it in a way that materially differs from the way they will affect other natural gas producers and marketers with which it competes.

Regulation of Environmental and Occupational Safety and Health Matters

        CRP's oil and natural gas development operations are subject to numerous stringent federal, regional, state and local statutes and regulations governing occupational safety and health, the discharge of materials into the environment or otherwise relating to environmental protection, some of which carry substantial administrative, civil and criminal penalties for failure to comply. These laws and regulations may require the acquisition of a permit before drilling or other regulated activity commences; restrict the types, quantities and concentrations of various substances that can be released into the environment in connection with drilling, production and transporting through pipelines; govern the sourcing and disposal of water used in the drilling and completion process; limit or prohibit drilling activities in certain areas and on certain lands lying within wilderness, wetlands, frontier and other protected areas; require some form of remedial action to prevent or mitigate pollution from former operations such as plugging abandoned wells or closing earthen pits; establish specific safety and health criteria addressing worker protection; and impose substantial liabilities for pollution resulting from operations or failure to comply with regulatory filings. In addition, these laws and regulations may restrict the rate of production.

        The following is a summary of the more significant existing environmental and occupational health and safety laws and regulations, as amended from time to time, to which CRP's business operations are subject and for which compliance may have a material adverse impact on its capital expenditures, results of operations or financial position.

  Hazardous Substances and Waste Handling

        The Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), also known as the "Superfund" law, and comparable state laws impose liability, without regard to fault or the legality of the original conduct, on certain classes of persons that are considered to have contributed to the release of a "hazardous substance" into the environment. These persons include the current and past owner or operator of the disposal site or the site where the release occurred and companies that disposed or arranged for the disposal of the hazardous substances at the site where the release occurred. Under CERCLA, such persons may be subject to joint and several strict liability for the costs of cleaning up the hazardous substances that have been released into the environment and for damages to natural resources, and it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. CRP is able to control directly the operation of only those wells with respect to which it acts as operator. Notwithstanding CRP's lack of direct control over wells operated by others, the failure of an operator other than CRP to comply with applicable environmental regulations may, in certain circumstances, be attributed to CRP. CRP generates materials in the course of its operations that may be regulated as hazardous substances but it is unaware of any liabilities for which it may be held responsible that would materially and adversely affect it.

        The Resource Conservation and Recovery Act ("RCRA") and analogous state laws, impose detailed requirements for the generation, handling, storage, treatment and disposal of nonhazardous and hazardous solid wastes. RCRA specifically excludes drilling fluids, produced waters and other wastes associated with the development or production of crude oil, natural gas or geothermal energy from regulation as hazardous wastes. However, these wastes may be regulated by the EPA or state agencies under RCRA's less stringent nonhazardous solid waste provisions, state laws or other federal laws. Moreover, it is possible that these particular oil and natural gas development and production wastes now classified as nonhazardous solid wastes could be classified as hazardous wastes in the future. For example, from time to time various environmental groups have challenged the EPA's exemption of certain oil and gas wastes from RCRA. A loss of the RCRA exclusion for drilling fluids, produced waters and related wastes could result in an increase in CRP's costs to manage and dispose of generated wastes, which could have a material adverse effect on its results of operations and financial position. In addition, in the course of its operations, CRP may generate some amounts of ordinary industrial wastes, such as paint wastes, waste solvents, laboratory wastes and waste compressor oils that may be regulated as hazardous wastes if such wastes have hazardous characteristics. Although the costs of managing hazardous waste may be significant, CRP does not believe that its costs in this regard are materially more burdensome than those for similarly situated companies.

        CRP currently owns, leases or operates numerous properties that have been used for oil and natural gas development and production activities for many years. Although CRP believes that it has utilized operating and waste disposal practices that were standard in the industry at the time, hazardous substances, wastes or petroleum hydrocarbons may have been released on, under or from the properties owned or leased by CRP, or on, under or from other locations, including off-site locations, where such substances have been taken for recycling or disposal. In addition, some of CRP's properties have been operated by third parties or by previous owners or operators whose treatment and disposal of hazardous substances, wastes or petroleum hydrocarbons was not under CRP's control. These properties and the substances disposed or released on, under or from them may be subject to CERCLA, RCRA and analogous state laws. Under such laws, CRP could be required to undertake response or corrective measures, which could include removal of previously disposed substances and wastes, cleanup of contaminated property or performance of remedial plugging or pit closure operations to prevent future contamination.

  Water Discharges

        The Clean Water Act and comparable state laws impose restrictions and strict controls regarding the discharge of pollutants, including produced waters and other oil and natural gas wastes, into or near navigable waters. The discharge of pollutants into regulated waters is prohibited, except in accordance with the terms of a permit issued by the EPA or the state. The discharge of dredge and fill material in regulated waters, including wetlands, is also prohibited, unless authorized by a permit issued by the U.S. Army Corps of Engineers (the "Corps"). In September 2015, the EPA and the Corps issued new rules defining the scope of the EPA's and the Corps' jurisdiction under the Clean Water Act with respect to certain types of waterbodies and classifying these waterbodies as regulated wetlands. To the extent the rule expands the scope of the Clean Water Act's jurisdiction, CRP could face increased costs and delays with respect to obtaining permits for dredge and fill activities in wetland areas. The rule has been challenged in court on the grounds that it unlawfully expands the reach of the Clean Water Act, and implementation of the rule has been stayed pending resolution of the court challenge. Obtaining permits has the potential to delay the development of oil and natural gas projects. These laws and any implementing regulations provide for administrative, civil and criminal penalties for any unauthorized discharges of oil and other substances in reportable quantities and may impose substantial potential liability for the costs of removal, remediation and damages.

        Pursuant to these laws and regulations, CRP may be required to obtain and maintain approvals or permits for the discharge of wastewater or storm water and are required to develop and implement spill prevention, control and countermeasure plans, also referred to as "SPCC plans," in connection with on-site storage of significant quantities of oil. CRP believes that it maintains all required discharge permits necessary to conduct its operations, and further believes it is in substantial compliance with the terms thereof. CRP is currently undertaking a review of recently acquired oil properties to determine the need for new or updated SPCC plans and, where necessary, it will be developing or upgrading such plans implementing the physical and operation controls imposed by these plans, the costs of which are not expected to be substantial.

        The primary federal law related specifically to oil spill liability is the Oil Pollution Act of 1990 ("OPA"), which amends and augments the oil spill provisions of the Clean Water Act and imposes certain duties and liabilities on certain "responsible parties" related to the prevention of oil spills and damages resulting from such spills in or threatening waters of the United States or adjoining shorelines. For example, operators of certain oil and natural gas facilities must develop, implement and maintain facility response plans, conduct annual spill training for certain employees and provide varying degrees of financial assurance. Owners or operators of a facility, vessel or pipeline that is a source of an oil discharge or that poses the substantial threat of discharge is one type of "responsible party" who is liable. The OPA applies joint and several liability, without regard to fault, to each liable party for oil removal costs and a variety of public and private damages. Although defenses exist, they are limited. As such, a violation of the OPA has the potential to adversely affect CRP's operations.

  Air Emissions

        The federal Clean Air Act and comparable state laws restrict the emission of air pollutants from many sources, such as, for example, compressor stations, through air emissions standards, construction and operating permitting programs and the imposition of other compliance requirements. These laws and regulations may require CRP to obtain pre-approval for the construction or modification of certain projects or facilities expected to produce or significantly increase air emissions, obtain and strictly comply with stringent air permit requirements or utilize specific equipment or technologies to control emissions of certain pollutants. Over the next several years, CRP may be required to incur certain capital expenditures for air pollution control equipment or other air emissions related issues. For example, in October 2015, the EPA lowered the National Ambient Air Quality Standard ("NAAQS") for ozone from 75 to 70 parts per billion. State implementation of the revised NAAQS could result in stricter permitting requirements, delay or prohibit its ability to obtain such permits, and result in increased expenditures for pollution control equipment, the costs of which could be significant. In addition, the EPA has adopted new rules under the Clean Air Act that require the reduction of volatile organic compound emissions from certain fractured and refractured natural gas wells for which well completion operations are conducted and further require that most wells use reduced emission completions, also known as "green completions." These regulations also establish specific new requirements regarding emissions from production-related wet seal and reciprocating compressors, and from pneumatic controllers and storage vessels. More recently, in May 2016, the EPA finalized rules regarding criteria for aggregating multiple small surface sites into a single source for air-quality permitting purposes applicable to the oil and gas industry. This rule could cause small facilities, on an aggregate basis, to be deemed a major source, thereby triggering more stringent air permitting processes and requirements. Compliance with these and other air pollution control and permitting requirements has the potential to delay the development of oil and natural gas projects and increase CRP's costs of development, which costs could be significant. However, CRP does not believe that compliance with such requirements will have a material adverse effect on its operations.

  Regulation of GHG Emissions

        In response to findings that emissions of carbon dioxide, methane and other GHGs present an endangerment to public health and the environment, the EPA has adopted regulations pursuant to the federal Clean Air Act that, among other things, require preconstruction and operating permits for certain large stationary sources. Facilities required to obtain preconstruction permits for their GHG emissions are also required to meet "best available control technology" standards that are being established by the states or, in some cases, by the EPA on a case-by-case basis. These regulatory requirements could adversely affect CRP's operations and restrict or delay CRP's ability to obtain air permits for new or modified sources. In addition, the EPA has adopted rules requiring the monitoring and reporting of GHG emissions from specified onshore and offshore oil and natural gas production sources in the United States on an annual basis, which include certain of CRP's operations. Furthermore, in May 2016, the EPA finalized rules that establish new controls for emissions of methane from new, modified or reconstructed sources in the oil and natural gas source category, including production, processing, transmission and storage activities. The rule includes first-time standards to address emissions of methane from equipment and processes across the source category, including hydraulically fractured oil and natural gas well completions. The EPA has also announced that it intends to impose methane emission standards for existing sources as well but, to date, has not yet issued a proposal. Compliance with these rules will require enhanced record-keeping practices, the purchase of new equipment such as optical gas imaging instruments to detect leaks, and increased frequency of maintenance and repair activities to address emissions leakage. The rules will also likely require hiring additional personnel to support these activities or the engagement of third party contractors to assist with and verify compliance. These new and proposed rules could result in increased compliance costs on CRP's operations.

        While Congress has from time to time considered legislation to reduce emissions of GHGs, there has not been significant activity in the form of adopted legislation to reduce GHG emissions at the federal level in recent years. In the absence of such federal climate legislation, a number of state and regional efforts have emerged that are aimed at tracking and/or reducing GHG emissions by means of cap and trade programs. These programs typically require major sources of GHG emissions to acquire and surrender emission allowances in return for emitting those GHGs. In addition, efforts have been made and continue to be made in the international community toward the adoption of international treaties or protocols that would address global climate change issues. Most recently in April 2016, the United States was one of 175 countries to ratify the Paris Agreement, which requires member countries to review and "represent a progression" in their intended nationally determined contributions, which set GHG emission reduction goals, every five years beginning in 2020. Although it is not possible at this time to predict how legislation or new regulations that may be adopted to address GHG emissions would impact CRP's business, any such future laws and regulations imposing reporting obligations on, or limiting emissions of GHGs from, CRP's equipment and operations could require CRP to incur costs to reduce emissions of GHGs associated with CRP's operations. Substantial limitations on GHG emissions could adversely affect demand for the oil and natural gas CRP produces. Finally, it should be noted that some scientists have concluded that increasing concentrations of GHGs in the Earth's atmosphere may produce climate changes that have significant physical effects, such as increased frequency and severity of storms, floods and other climatic events; if any such effects were to occur, they could have a material adverse effect on CRP's operations.

  Hydraulic Fracturing Activities

        Hydraulic fracturing is an important and common practice that is used to stimulate production of oil and/or natural gas from dense subsurface rock formations. The hydraulic fracturing process involves the injection of water, proppants and chemicals under pressure into targeted subsurface formations to fracture the surrounding rock and stimulate production. CRP regularly uses hydraulic fracturing as part of its operations. Hydraulic fracturing is typically regulated by state oil and natural gas commissions, but the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance in February 2014 addressing the performance of such activities using diesel fuels. The EPA has also issued final regulations under the federal Clean Air Act establishing performance standards, including standards for the capture of air emissions released during hydraulic fracturing, and advanced notice of proposed rulemaking under the Toxic Substances Control Act to require companies to disclose information regarding the chemicals used in hydraulic fracturing, and also finalized rules in June 2016 that prohibit the discharge of wastewater from hydraulic fracturing operations to publicly owned wastewater treatment plants. In addition, the Bureau of Land Management finalized rules in March 2015 that impose new or more stringent standards for performing hydraulic fracturing on federal and American Indian lands. The U.S. District Court of Wyoming has temporarily stayed implementation of this rule. A final decision has not yet been issued. In addition, Congress has from time to time considered legislation to provide for federal regulation of hydraulic fracturing under the SDWA and to require disclosure of the chemicals used in the hydraulic fracturing process. It is unclear how any additional federal regulation of hydraulic fracturing activities may affect CRP's operations.

        At the state level, several states have adopted or are considering legal requirements that could impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing activities. For example, in May 2013, the Railroad Commission of Texas issued a "well integrity rule," which updates the requirements for drilling, putting pipe down and cementing wells. The rule also includes new testing and reporting requirements, such as (i) the requirement to submit cementing reports after well completion or after cessation of drilling, whichever is later, and (ii) the imposition of additional testing on wells less than 1,000 feet below usable groundwater. The well integrity rule took effect in January 2014. Local governments also may seek to adopt ordinances within their jurisdictions regulating the time, place and manner of drilling activities in general or hydraulic fracturing activities in particular. CRP believes that it follows applicable standard industry practices and legal requirements for groundwater protection in its hydraulic fracturing activities. Nonetheless, if new or more stringent federal, state or local legal restrictions relating to the hydraulic fracturing process are adopted in areas where CRP operates, CRP could incur potentially significant added costs to comply with such requirements, experience delays or curtailment in the pursuit of development activities, and perhaps even be precluded from drilling wells.

  ESA and Migratory Birds

        The Endangered Species Act ("ESA") and (in some cases) comparable state laws were established to protect endangered and threatened species. Pursuant to the ESA, if a species is listed as threatened or endangered, restrictions may be imposed on activities adversely affecting that species' habitat. Similar protections are offered to migratory birds under the Migratory Bird Treaty Act. CRP may conduct operations on oil and natural gas leases in areas where certain species that are listed as threatened or endangered are known to exist and where other species, such as the sage grouse, that potentially could be listed as threatened or endangered under the ESA may exist. The U.S. Fish and Wildlife Service may designate critical habitat and suitable habitat areas that it believes are necessary for survival of a threatened or endangered species. A critical habitat or suitable habitat designation could result in further material restrictions to federal land use and may materially delay or prohibit land access for oil and natural gas development. Moreover, as a result of a settlement approved by the U.S. District Court for the District of Columbia in September 2011, the U.S. Fish and Wildlife Service is required to make a determination on listing of more than 250 species as endangered or threatened under the ESA by no later than completion of the agency's 2017 fiscal year. Similar protections are offered to migratory birds under the Migratory Bird Treaty Act. The federal government recently issued indictments under the Migratory Bird Treaty Act to several oil and natural gas companies after dead migratory birds were found near reserve pits associated with drilling activities. The identification or designation of previously unprotected species as threatened or endangered in areas where underlying property operations are conducted could cause CRP to incur increased costs arising from species protection measures or could result in limitations on CRP's development activities that could have an adverse impact on its ability to develop and produce reserves. If CRP were to have a portion of its leases designated as critical or suitable habitat, it could adversely impact the value of its leases.

  OSHA

        CRP is subject to the requirements of the Occupational Safety and Health Act ("OSHA") and comparable state statutes whose purpose is to protect the health and safety of workers. In addition, the OSHA hazard communication standard, the Emergency Planning and Community Right-to-Know Act and comparable state statutes and any implementing regulations require that CRP organize and/or disclose information about hazardous materials used or produced in its operations and that this information be provided to employees, state and local governmental authorities and citizens. CRP believes that it is in substantial compliance with all applicable laws and regulations relating to worker health and safety.

  Related Permits and Authorizations

        Many environmental laws require CRP to obtain permits or other authorizations from state and/or federal agencies before initiating certain drilling, construction, production, operation or other oil and natural gas activities, and to maintain these permits and compliance with their requirements for on-going operations. These permits are generally subject to protest, appeal or litigation, which can in certain cases delay or halt projects and cease production or operation of wells, pipelines and other operations.

        CRP has not experienced any material adverse effect from compliance with environmental requirements; however, there is no assurance that this will continue. CRP did not have any material capital or other non-recurring expenditures in connection with complying with environmental laws or environmental remediation matters in 2015, nor does CRP anticipate that such expenditures will be material in 2016.

  Related Insurance

        CRP maintains insurance against some risks associated with above or underground contamination that may occur as a result of its development activities. However, this insurance is limited to activities at the well site and there can be no assurance that this insurance will continue to be commercially available or that this insurance will be available at premium levels that justify its purchase by CRP. The occurrence of a significant event that is not fully insured or indemnified against could have a materially adverse effect on CRP's financial condition and operations. Further, CRP has no coverage for gradual, long-term pollution events.

Employees

        As of June 30, 2016, CRP had 39 full-time employees. CRP hires independent contractors on an as needed basis. CRP has no collective bargaining agreements with its employees. CRP believes that its employee relationships are satisfactory.

Legal Proceedings

        CRP is party to lawsuits arising in the ordinary course of its business. CRP cannot predict the outcome of any such lawsuits with certainty, but management believes it is remote that pending or threatened legal matters will have a material adverse impact on CRP's financial condition.

        Due to the nature of its business, CRP is, from time to time, involved in other routine litigation or subject to disputes or claims related to its business activities, including workers' compensation claims and employment related disputes. In the opinion of CRP's management, none of these other pending litigation, disputes or claims against us, if decided adversely, will have a material adverse effect on its financial condition, cash flows or results of operations.

Price Range of Securities

        Historical market price information regarding CRP is not provided because there is no public market for CRP's units. CRP has not made any cash distributions on its units to date and does not intend to make any cash distributions prior to the completion of the business combination.

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information known to Silver Run regarding (i) the actual beneficial ownership of our voting common stock, including Class A Common Stock and Class B Common Stock, as of the record date (prior to the business combination and Private Placements) and (ii) the expected beneficial ownership of our voting common stock, including Class A Common Stock and Class C Common Stock, immediately following consummation of the business combination and Private Placements, assuming that no public shares of Silver Run are redeemed, and alternatively that approximately 47.9 million number of public shares are redeemed, in each case, by:

  •
  each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our voting common stock;

  •
  each of our current officers and directors;

  •
  each person who will become a named executive officer or director of Silver Run following consummation of the business combination; and

  •
  all current officers and directors of Silver Run, as a group, and all executive officers and directors of Silver Run following consummation of the business combination, as a group.

        Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

        The beneficial ownership of our voting common stock prior to the business combination and Private Placements is based on 62,500,000 shares of Class A Common Stock and Class B Common Stock (including founder shares) issued and outstanding in the aggregate as of September 1, 2016.

        The expected beneficial ownership of shares of our voting common stock immediately following consummation of the business combination and Private Placements, assuming none of our public shares are redeemed, has been determined based upon the following assumptions: (i) no public stockholder has exercised its redemption rights to receive cash from the Trust Account in exchange for its shares of Class A Common Stock, (ii) a Centennial Cash Election is not made, (iii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iv) only 81,005,000 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the investors set forth in the table below has purchased or purchases shares of Class A Common Stock in the open market and (vi) there will be an aggregate of 183,505,000 shares of our voting common stock issued and outstanding at the Closing (including (w) 50,000,000 public shares, (x) 12,500,000 shares of Class A Common Stock issued upon conversion of 12,500,000 founder shares upon the Closing, (y) 101,005,000 shares of Class A Common Stock issued in connection with the Private Placements and (z) 20,000,000 shares of Class C Common Stock issued to the Centennial Contributors in connection with the business combination).

        The expected beneficial ownership of shares of our voting common stock immediately following consummation of the business combination and Private Placements, assuming that approximately 47.9 million public shares have been redeemed, has been determined based on the following assumptions: (i) public stockholders have exercised their redemption rights with respect to 47,877,332 shares of our Class A Common Stock, (ii) a Centennial Cash Election is not made, (iii) the Additional Debt Repayment Contribution is approximately $188.3 million, which represents the amount outstanding under CRP's credit agreement, net of cash, as of June 30, 2016, (iv) 128,882,332 shares of Class A Common Stock are issued to the Riverstone private investors in the Riverstone Private Placement, (v) none of the investors set forth in the table below has purchased or purchases shares of Class A Common Stock in the open market and (vi) there will be an aggregate of 183,505,000 shares of our voting common stock issued and outstanding at the Closing (including (w) 2,122,668 public shares,

(x) 12,500,000 shares of Class A Common Stock issued upon conversion of 12,500,000 founder shares upon the Closing, (y) 148,882,332 shares of Class A Common Stock issued in connection with the Private Placements and (z) 20,000,000 shares of Class C Common Stock issued to the Centennial Contributors in connection with the business combination).

        Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting common stock beneficially owned by them.

			After business combination and Private Placements
	Prior to business combination and Private Placements		Assuming No Redemption		Assuming Illustrative Redemption
Name and Address of Beneficial Owners	Number of Shares	%	Number of Shares	%	Number of Shares	%
Silver Run Sponsor, LLC(1)	12,380,000	19.8%	12,380,000	6.7%	12,380,000	6.7%
Wellington Management Group LLP(2)	5,080,693	8.1%	5,080,693	2.8%	—	—
Mark G. Papa	10,000	*	10,000	*	10,000	*
Thomas J. Walker	—	*	—	—	—	—
Stephen S. Coats	—	*	—	—	—	—
William D. Gutermuth	40,000	*	40,000	*	40,000	*
Jeffrey H. Tepper	40,000	*	40,000	*	40,000	*
Diana J. Walters	40,000	*	40,000	*	40,000	*
Tony Weber	—	—
Riverstone Centennial Holdings, L.P.(3)	—	—	81,005,000	44.1%	128,882,332	70.2%
Funds advised by Capital Research and Management Company(4)			10,000,000	5.4%	10,000,000	5.4%
Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund(5)(6)	—	—	40,200	*	40,200	*
Fidelity Contrafund: Fidelity Contrafund(5)(6)	—	—	5,188,000	2.8%	5,188,000	2.8%
Fidelity Contrafund Commingled Pool(5)	—	—	512,900	*	512,900	*
Fidelity Contrafund: Fidelity Advisor New Insights Fund(5)(6)	—	—	1,224,500	*	1,224,500	*
Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund(5)(6)	—	—	278,900	*	278,900	*
Variable Insurance Products Fund III: Balanced Portfolio(5)(6)	—	—	148,900	*	148,900	*
Fidelity Puritan Trust: Fidelity Balanced Fund(5)(6)	—	—	1,365,900	*	1,365,900	*
Variable Insurance Products Fund II: Contrafund Portfolio(5)(6)	—	—	872,100	*	872,100	*
Fidelity Advisor Series I: Fidelity Advisor Balanced Fund(5)(6)	—	—	110,100	*	110,100	*
Fidelity Select Portfolios: Select Energy Portfolio(5)(6)	—	—	115,200	*	115,200	*
Variable Insurance Products Fund IV: VIP Energy Portfolio(5)(6)	—	—	14,400	*	14,400	*
Fidelity Central Investment Portfolios LLC: Fidelity Energy Central Fund(5)(6)	—	—	45,400	*	45,400	*
Fidelity Advisor Series VII: Fidelity Advisor Energy Fund(5)(6)	—	—	45,200	*	45,200	*
Fidelity Select Portfolios: Natural Resources Portfolio(5)(6)	—	—	38,300	*	38,300	*
Centennial Resource Development, LLC(7)	—	—	13,744,000	7.5%	13,744,000	7.5%
All directors and executive officers, as a group (prior to business combination and Private Placements) (6 individuals)	130,000	*	130,000	*	130,000	*

After business combination and Private Placements
	Prior to business combination and Private Placements		Assuming No Redemption		Assuming Illustrative Redemption
Name and Address of Beneficial Owners	Number of Shares	%	Number of Shares	%	Number of Shares	%
All directors and executive officers, as a group (after business combination and Private Placements) ( individuals)

*
Less than one percent.

(1)
Silver Run Sponsor, LLC is the record holder of these securities. Silver Run Sponsor Manager, LLC is the managing member of Silver Run Sponsor, LLC. Riverstone Holdings LLC is the managing member of Silver Run Sponsor Manager, LLC. Pierre F. Lapeyre, Jr. and David M. Leuschen are the managing directors of Riverstone Holdings LLC and have or share voting and investment discretion with respect to the securities held of record by Silver Run Sponsor, LLC. As such, each of Silver Run Sponsor Manager, LLC, Riverstone Holdings LLC, Mr. Leuschen and Mr. Lapeyre may be deemed to have or share beneficial ownership of the common stock held directly by Silver Run Sponsor, LLC. Each such entity or person disclaims any such beneficial ownership of such securities. The business address for Silver Run Sponsor, LLC and Silver Run Sponsor Manager, LLC is c/o Silver Run Acquisition Corporation, 1000 Louisiana Street, Suite 1450, Houston, Texas 77002. The business address for each other person named in this footnote is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(2)
Based on information contained in Schedule 13G filed on April 11, 2016 by Wellington Management Group LLP ("Wellington"). Wellington's address is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(3)
Riverstone Centennial Holdings, L.P. will be the record holder of these securities upon the consummation of the transactions described herein. Riverstone Energy Partners GP VI, LLC is the general partner of Riverstone Energy Partners VI, L.P., which is the general partner of Riverstone Centennial Holdings, L.P. Riverstone Energy Partners GP VI, LLC is managed by an eight person managing committee consisting of Pierre F. Lapeyre, Jr., David M. Leuschen, James T. Hackett, Michael B. Hoffman, N. John Lancaster, Andrew W. Ward, Mark G. Papa and, on a rotating basis, one of E. Bartow Jones, Baran Tekkora and Robert M. Tichio. The members of the managing committee of Riverstone Energy Partners GP VI, LLC, Riverstone Energy Partners GP VI, LLC and Riverstone Energy Partners VI, L.P. may be deemed to share beneficial ownership of the securities owned of record by Riverstone Centennial Holdings, L.P. Each such entity or person disclaims any such beneficial ownership of such securities. The business address for each of the persons named in this footnote is c/o Riverstone Holdings, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(4)
Includes 5,715,000 shares of Class A Common Stock expected to be held by SMALLCAP World Fund, Inc. ("SCWF") and 4,285,000 shares of Class A Common Stock expected to be held by The Growth Fund of America ("GFA," and, together with SCWF, the "CRMC Stockholders"), in each case immediately following the consummation of the business combination and Private Placements and assuming no purchases by either CRMC Stockholder of additional shares of Class A Common Stock in the open market. Capital Research and Management Company ("CRMC") is the investment adviser to each of the CRMC Stockholders. CRMC and/or Capital World Investors may be deemed to be the beneficial owner of all of the securities held by the CRMC Stockholders; however, each of CRMC and CWI expressly disclaim that it is the beneficial owner of such securities. Julian N. Abdey, Mark E. Denning, Peter Eliot, Brady L. Enright, J. Blair Frank, Bradford F. Freer, Leo Hee, Claudia P. Huntington, Jonathan Knowles, Lawrence Kymisis, Harold H. La, Aidan O'Connell, Andraz Razen and Gregory W. Wendt, as portfolio managers, have voting and investment power over the securities held by SCWF. Christopher D. Buchbinder, Barry S. Crosthwaite, J. Blair Frank, Joanna F. Jonsson, Carl M. Kawaja, Michael T. Kerr, Ronald B. Morrow, Donald D. O'Neal, Martin Romo, Lawrence R. Solomon, James Terrile and Alan J. Wilson, as portfolio managers, have voting and investment power over the securities held by GFA. The address for each of the CRMC Stockholders is c/o Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. The CRMC

  Stockholders may be affiliates of a broker-dealer. Each of the CRMC Stockholders acquired the shares being registered hereby in the ordinary course of its business.

(5)
These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address is 245 Summer Street, Boston, MA 02210.

(6)
Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(7)
The board of managers of CRD has voting and dispositive power over these shares. The board of managers of CRD consists of Ward Polzin, Bret Siepman, Chris Carter, David Hayes, Martin Sumner, Christopher Ray and Tony Weber. None of such persons individually have voting and dispositive power over these shares, and the board of managers of CRD acts by majority vote and thus each such person is not deemed to beneficially own the shares held by CRD. NGP X US Holdings, L.P. ("NGP X US Holdings") owns 99% of CRD, and certain members of CRD's management team own the remaining 1%. Certain members of CRD's management team and certain of CRD's employees also own incentive units in CRD. Please see "Executive Compensation—Narrative Disclosures—Incentive Units" for more information on the incentive units. As a result, NGP X US Holdings may be deemed to indirectly beneficially own the shares held by CRD. NGP X US Holdings disclaims beneficial ownership of these shares except to the extent of its pecuniary interest therein. NGP X Holdings GP, L.L.C. (the sole general partner of NGP X US Holdings), NGP Natural Resources X, L.P. (the sole member of NGP X Holdings GP, L.L.C.), G.F.W. Energy X, L.P. (the sole general partner of NGP Natural Resources X, L.P.) and GFW X, L.L.C. (the sole general partner of G.F.W. Energy X, L.P.) may each be deemed to share voting and dispositive power over the reported shares and therefore may also be deemed to be the beneficial owner of these shares. GFW X, L.L.C. has delegated full power and authority to manage NGP X US Holdings to NGP Energy Capital Management, L.L.C. and accordingly, NGP Energy Capital Management, L.L.C. may be deemed to share voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares. Chris Carter and Tony Weber, both of whom are members of CRD's board of directors, are managing partners of NGP Energy Capital Management, L.L.C. In addition, Craig Glick and Christopher Ray are senior managing directors of NGP Energy Capital Management, L.L.C. Although none of Messrs. Carter, Weber, Glick or Ray individually have voting or dispositive power over these shares, such individuals may be deemed to share voting and dispositive power over these shares and therefore may also be deemed to be the beneficial owner of these shares. Each of Messrs. Carter, Weber, Glick and Ray disclaim beneficial ownership of these shares except to the extent of their respective pecuniary interest therein.

HOUSEHOLDING INFORMATION

        Unless Silver Run has received contrary instructions, Silver Run may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of Silver Run's disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Silver Run's disclosure documents, the stockholders should follow these instructions:

  •
  If the shares are registered in the name of the stockholder, the stockholder should contact Silver Run at its offices at Silver Run Acquisition Corporation, 1000 Louisiana Street, Suite 1450, Houston, Texas 77002 to inform Silver Run of his or her request; or

  •
  If a bank, broker or other nominee holds the share, the stockholder should contact the bank, broker or other nominee directly.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Silver Run's board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        Silver Run files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Silver Run's SEC filings, including this proxy statement, over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document Silver Run files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

        If you would like additional copies of this proxy statement or if you have questions about the business combination or the Proposals to be presented at the special meeting, you should contact Silver Run's proxy solicitation agent at the following address and telephone number:

Morrow Sodali
470 West Avenue
Stamford, Connecticut 06902
Telephone: (800) 662-5200
(banks and brokers call collect at (203) 658-9400)
Email: SRAQ.info@morrowco.com

        If you are a Silver Run stockholder and would like to request documents, please do so by                    , 2016, in order to receive them before the special meeting. If you request any documents from Silver Run, Silver Run will mail them to you by first class mail, or another equally prompt means.

        All information contained in this proxy statement relating to Silver Run has been supplied by Silver Run, and all such information relating to CRP has been supplied by CRP. Information provided by either Silver Run or CRP does not constitute any representation, estimate or projection of any other party.

        This document is a proxy statement of Silver Run for the special meeting. Silver Run has not authorized anyone to give any information or make any representation about the business combination, Silver Run or CRP that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

Fin-1

SILVER RUN ACQUISITION CORPORATION

CONDENSED BALANCE SHEETS

	June 30, 2016	December 31, 2015
	(Unaudited)
ASSETS:
Current assets:
Cash	$778,524	$105,500
Prepaid expenses	198,652	—

Total current assets	977,176	105,500
Investment held in Trust Account	500,296,824	—
Deferred offering costs	—	370,691

Total assets	$501,274,000	$476,191

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$2,000	$280,116
Payable to affiliate	—	23,075
Sponsor note	—	150,000

Total current liabilities	2,000	453,191
Deferred underwriting compensation	17,500,000	—

Total liabilities	17,502,000	453,191

Class A common stock subject to possible redemption; 47,877,199 and 0 shares at June 30, 2016 and December 31, 2015, respectively (at redemption value of approximately $10.00 per share)	478,771,990	—
Stockholders' equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 200,000,000 shares authorized, 2,122,801 and 0 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively (excluding 47,877,199 shares subject to possible redemption as of June 30, 2016)	212	—
Class B common stock, $0.0001 par value, 20,000,000 shares authorized, 12,500,000 and 12,937,500 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	1,250	1,294
Additional paid-in capital	4,936,027	23,706
Retained earnings (accumulated deficit)	62,521	(2,000)

Total stockholders' equity	5,000,010	23,000

Total liabilities and stockholders' equity	$501,274,000	$476,191

See accompanying notes to unaudited condensed financial statements.

Fin-2

SILVER RUN ACQUISITION CORPORATION

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30, 2016	Six Months Ended June 30, 2016
Revenue	$—	$—
General and administrative expenses	202,350	232,293

Loss from operations	(202,350)	(232,293)
Other income—investment income on Trust Account	234,232	296,814

Net income attributable to common shares	$31,882	$64,521

Weighted average number of shares outstanding:
Basic and diluted (excluding shares subject to redemption)	14,622,789	14,152,023

Net income per common share—basic and diluted	$0.00	$0.00

See accompanying notes to unaudited condensed financial statements.

Fin-3

SILVER RUN ACQUISITION CORPORATION

CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2016

(Unaudited)

	Class A Common Stock		Class B Common Stock
						Retained Earnings (Accumulated Deficit)
					Additional Paid-in Capital		Stockholders' Equity
	Shares	Amount	Shares	Amount
Balances, December 31, 2015(1)	—	$—	12,937,500	$1,294	$23,706	$(2,000)	$23,000
Sale of Class A Common Stock to Public	50,000,000	5,000	—	—	499,995,000	—	500,000,000
Forfeiture of Class B Common Stock by Sponsor on April 8, 2016	—	—	(437,500)	(44)	44	—	—
Underwriters' discount and offering expenses	—	—	—	—	(28,315,521)	—	(28,315,521)
Sale of 8,000,000 Private Placement Warrants at $1.50 per warrant	—	—	—	—	12,000,000	—	12,000,000
Shares subject to possible redemption	(47,877,199)	(4,788)	—	—	(478,767,202)	—	(478,771,990)
Net income	—	—	—	—	—	64,521	64,521

Balances, June 30, 2016	2,122,801	$212	12,500,000	$1,250	$4,936,027	$62,521	$5,000,010

(1)
Share amounts have been retroactively restated to reflect the stock dividend of 1,437,500 shares on February 23, 2016 (see Note 4).

See accompanying notes to unaudited condensed financial statements.

Fin-4

SILVER RUN ACQUISITION CORPORATION

CONDENSED STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2016

(Unaudited)

Cash flows from operating activities:
Net income	$64,521
Adjustments to reconcile net income to net cash used in operating activities:
Increase in prepaid expenses	(198,652)

Net cash used in operating activities	(134,131)

Cash flows from investing activities:
Cash deposited into trust account	(500,000,010)
Trust income retained in Trust Account	(296,814)

Net cash used in investing activities	(500,296,824)

Cash flows from financing activities:
Proceeds from Public Offering	500,000,000
Proceeds from sale of Private Placement Warrants	12,000,000
Payment of underwriting discounts	(10,000,000)
Payment of offering costs	(746,021)
Proceeds from Sponsor note	150,000
Payment of Sponsor note	(300,000)

Net cash provided by financing activities	501,103,979

Net increase in cash	673,024
Cash at beginning of period	105,500

Cash at end of period	$778,524

Supplemental disclosure of non-cash financing activities:
Deferred underwriters' commission	$17,500,000

See accompanying notes to unaudited condensed financial statements.

Fin-5

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1. Description of Organization and Business Operations

Organization and General

        Rockstream Corp. (the "Company") was incorporated in Delaware on November 4, 2015. On November 11, 2015, the Company changed its name from Rockstream Corp. to Silver Run Acquisition Corporation. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Initial Business Combination"). The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended (the "Securities Act"), as modified by the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). The Company's sponsor is Silver Run Sponsor, LLC; a Delaware limited liability company (the "Sponsor").

        At June 30, 2016, the Company had not engaged in any significant operations. All activity for the three and six months ended June 30, 2016 relates to the Company's formation, the initial public offering ("Public Offering" as described below) and efforts directed towards locating a suitable Initial Business Combination. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on investment held in trust account. The Company has selected December 31st as its fiscal year end.

Financing

        On February 23, 2016, the registration statement for the Public Offering was declared effective by the Securities and Exchange Commission (the "SEC"). On February 29, 2016 (the "IPO Closing Date"), the Company consummated the Public Offering of $500,000,000 in Units (as defined in Note 3), and the sale of $12,000,000 in warrants (the "Private Placement Warrants") to the Sponsor (the "Private Placement"). On the IPO Closing Date, the Company placed $500,000,000 of proceeds (including the Deferred Discount (as defined in Note 3)) from the Public Offering and the Private Placement into a trust account at J.P. Morgan Chase Bank, N.A. (the "Trust Account"). The Company intends to finance the Initial Business Combination from proceeds held in the Trust Account.

        At the IPO Closing Date, the Company held $12,000,000 of proceeds from the Public Offering and the Private Placement outside the Trust Account. Of these amounts, $10,000,000 was used to pay underwriting discounts in the Public Offering and $300,000 was used to repay a note payable to the Sponsor (see Note 4), with the balance reserved to pay accrued offering and formation costs, business, legal and accounting due diligence expenses on prospective acquisitions and continuing general and administrative expenses.

Trust Account

        The proceeds held in the Trust Account are invested in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended and that invest only in direct U.S. government obligations.

        The Company's amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any shares of the Company's Class A common stock, par value $0.0001 per share (the "Class A Common

Fin-6

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

1. Description of Organization and Business Operations (Continued)

Stock") included in the Units (the "Public Shares") sold in the Public Offering that have been properly tendered in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of such Public Shares if it does not complete the Initial Business Combination within 24 months from the closing of the Public Offering; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Public Offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company's creditors, if any, which could have priority over the claims of the Company's public stockholders.

Initial Business Combination

        The Company's management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

        The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which public stockholders may seek to redeem their Public Shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

        If the Company holds a stockholder vote or there is a tender offer for Public Shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its Public

Fin-7

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

1. Description of Organization and Business Operations (Continued)

Shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such shares of Class A Common Stock are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 480, "Distinguishing Liabilities from Equity."

        Pursuant to the Company's amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest income but less taxes payable (less up to $100,000 of interest income to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining stockholders and the Company's board of directors, dissolve and liquidate, subject in each case to the Company's obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company's officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined in Note 4) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Public Offering. However, if the Sponsor or any of the Company's directors, officers or affiliates acquires Public Shares, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

        In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company's stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company's stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its public stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination and the other circumstances described above, subject to the limitations described herein.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The Company's unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and the rules and regulations of the SEC for interim financial information and the instructions to Form 10-Q. Accordingly, the financial statements do not include all of the information

Fin-8

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

2. Summary of Significant Accounting Policies (Continued)

and footnotes required by U.S. GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. The Company has evaluated subsequent events after June 30, 2016. Operating results for the three and six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016 or any other period. The accompanying unaudited condensed interim financial statements should be read in conjunction with the Company's audited financial statements and notes thereto included in the Company's prospectus filed with the SEC on February 25, 2016, as well as the Company's Form 8-K filed with the SEC on March 4, 2016.

Emerging Growth Company

        Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Net Income Per Common Share

        Net income per common share is computed by dividing net income applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At June 30, 2016, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company under the treasury stock method. As a result, diluted income per common share is the same as basic income per common share for the periods. The Company did not utilize the two class method to compute earnings per share as holders of Class A common stock and Class B common stock share equally in the losses of the Company.

Cash and Cash Equivalents

        The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Fin-9

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

2. Summary of Significant Accounting Policies (Continued)

Marketable Securities held in Trust Account

        The amounts held in the Trust Account represent proceeds from the Public Offering and the Private Placement of $500,000,000 which were invested in a money market instrument that invests in United States Treasury Securities with original maturities of six months or less and are classified as restricted assets because such amounts can only be used by the Company in connection with the consummation of an Initial Business Combination.

        As of June 30, 2016, marketable securities held in the Trust Account had a fair value of $500,296,824. At June 30, 2016, there was $296,814 of interest income held in the Trust Account available to be released to the Company to pay taxes.

Redeemable Common Stock

        As discussed in Note 1, all of the 50,000,000 Public Shares contain a redemption feature which allows for the redemption of Class A Common Stock under the Company's liquidation or tender offer/stockholder approval provisions. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001.

        The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable shares of Class A Common Stock shall be affected by charges against additional paid in capital.

        Accordingly, at June 30, 2016, 47,877,199 of the 50,000,000 shares of Class A Common Stock included in the Units were classified outside of permanent equity at their redemption value.

Concentration of Credit Risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under FASB ASC 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the balance sheet.

Fin-10

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

2. Summary of Significant Accounting Policies (Continued)

Use of Estimates

        The preparation of the financial statements in conformity with U.S. GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

        The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A—"Expenses of Offering." Offering costs of $28,315,521, consisting primarily of underwriting discounts of $27,500,000 (including $17,500,000 of which is deferred), and $815,521 of professional, filing, regulatory and other costs, were charged to additional paid-in capital.

Income Taxes

        The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, "Income Taxes." Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of June 30, 2016. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at June 30, 2016. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Related Parties

        The Company follows subtopic ASC 850-10 for the identification of related parties and disclosure of related party transactions.

        Pursuant to Section 850-10-20, the related parties include: (a) affiliates of the Company ("Affiliate" means, with respect to any specified person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, as such terms are used in and construed under Rule 405 under the Securities Act); (b) entities for which investments in their equity securities would be required, absent the election of the fair value option

Fin-11

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

2. Summary of Significant Accounting Policies (Continued)

under the Fair Value Option Subsection of Section 825-10-15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the Company; (e) management of the Company; (f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

Subsequent Events

        The Company evaluates subsequent events and transactions that occur after the balance sheet date for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

Recent Accounting Pronouncements

        The Company's management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

3. Public Offering

        On the IPO Closing Date, the Company sold 50,000,000 units (the "Units") at a price of $10.00 per Unit, including 5,000,000 Units issued pursuant to the partial exercise by the underwriters of their over-allotment option, generating gross proceeds to the Company of $500,000,000. Each Unit consists of one share of Class A Common Stock and one-third of one warrant (each whole warrant, a "Warrant" and, collectively, the "Warrants"). Each whole Warrant entitles the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share. No fractional shares will be issued upon separation of the Units and only whole Warrants will trade. Each Warrant will become exercisable on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days' prior written notice of redemption, if and only if the last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.

        The Company paid an upfront underwriting discount of 2.0% ($10,000,000) of the per Unit offering price to the underwriters at the closing of the Public Offering, with an additional fee (the "Deferred Discount") of 3.5% ($17,500,000) of the gross offering proceeds payable upon the Company's completion of an Initial Business Combination. The Deferred Discount will become payable

Fin-12

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

3. Public Offering (Continued)

to the underwriters from the amounts held in the Trust Account solely in the event the Company completes an Initial Business Combination.

4. Related Party Transactions

Founder Shares

        On November 6, 2015, the Sponsor purchased 11,500,000 shares (the "Founder Shares") of Class B common stock, par value $0.0001 per share (the "Class B Common Stock"), for an aggregate purchase price of $25,000, or approximately $0.002 per share. In February 2016, the Sponsor transferred 40,000 Founder Shares to each of the Company's independent directors (together with the Sponsor, the "Initial Stockholders") at their original purchase price. On February 24, 2016, the Company effected a stock dividend of approximately 0.125 shares for each outstanding share of Class B Common Stock, resulting in the initial stockholders holding an aggregate of 12,937,500 Founder Shares. On April 8, 2016, following the expiration of the underwriters' remaining over-allotment option in connection with the Public Offering, the Sponsor forfeited 437,500 Founder Shares, so that the remaining 12,500,000 Founder Shares held by the Initial Stockholders would represent 20.0% of the issued and outstanding shares of common stock. As used herein, unless the context otherwise requires, "Founder Shares" shall be deemed to include the shares of Class A Common Stock issuable upon conversion thereof. The Founder Shares are identical to the Class A Common Stock included in the Units sold in the Public Offering except that the Founder Shares automatically convert into shares of Class A Common Stock at the time of the Initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. Holders of Founder Shares may also elect to convert their shares of Class B Common Stock into an equal number of shares of Class A Common Stock, subject to adjustment, at any time.

        The Company's Initial Stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

        The Sponsor purchased an aggregate of 8,000,000 Private Placement Warrants at a price of $1.50 per whole warrant ($12,000,000 in the aggregate) in a private placement that occurred simultaneously with the closing of the Public Offering. Each whole Private Placement Warrant is exercisable for one whole share of Class A Common Stock at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering held in the Trust Account such that at the closing of the Public Offering $500,000,000 was placed in the Trust Account. If the Initial Business Combination is not completed within 24 months from the closing of the Public Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust

Fin-13

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

4. Related Party Transactions (Continued)

Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

        The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

Registration Rights

        The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of working capital loans, if any, are entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A Common Stock) as stated in the registration rights agreement signed on the date of the prospectus for the Public Offering. These holders are entitled to certain demand and "piggyback" registration rights.

        However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

        On November 6, 2015, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Public Offering pursuant to a promissory note (the "Note"). This loan was non-interest bearing and payable on the earlier of March 31, 2016 or the completion of the Public Offering. On November 10, 2015, the Company borrowed $150,000 under the Note. In February 2016, the Company borrowed the remaining $150,000 under the Note. On February 29, 2016, the full $300,000 balance of the Note was repaid to the Sponsor.

Administrative Support Agreement

        On February 23, 2016, the Company entered into an administrative support agreement pursuant to which it agreed to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Initial Business Combination or the Company's liquidation, the Company will cease paying these monthly fees. The Company paid the affiliate of the Sponsor $30,000 and $40,000 for such services for the three and six months ended June 30, 2016, respectively.

5. Investment Held in Trust Account

        On the IPO Closing Date, gross proceeds of $500,000,000 and $12,000,000 from the Public Offering and the Private Placement, respectively, less underwriting discounts of $10,000,000 and $2,000,000 designated to fund the Company's accrued formation and offering costs (including the note payable to the Sponsor), business, legal and accounting due diligence expenses on prospective acquisitions, and continuing general and administrative expenses, were placed in the Trust Account.

Fin-14

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

5. Investment Held in Trust Account (Continued)

        As of June 30, 2016, marketable securities held in the Trust Account had a fair value of $500,296,824 which was invested in a money market instrument that invests in United States Treasury Securities with original maturities of six months or less.

6. Deferred Underwriting Commission

        The Company is committed to pay the Deferred Discount of 3.5% of the gross proceeds of the Public Offering, or $17,500,000, to the underwriters upon the Company's completion of an Initial Business Combination. The underwriters are not entitled to receive any of the interest earned on Trust Account funds that would be used to pay the Deferred Discount, and no Deferred Discount is payable to the underwriters if an Initial Business Combination is not completed within 24 months after the Public Offering.

7. Stockholders' Equity

Common Stock

        The authorized common stock of the Company includes up to 200,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock. If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of shares of Class A Common Stock which the Company is authorized to issue at the same time as the Company's stockholders vote on the Initial Business Combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. Holders of the Company's common stock are entitled to one vote for each share of common stock. At June 30, 2016, there were 50,000,000 shares of Class A Common Stock, of which 47,877,199 were classified outside of permanent equity, and 12,500,000 shares of Class B Common Stock issued and outstanding.

Preferred Stock

        The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company's board of directors. At June 30, 2016, there were no shares of preferred stock issued or outstanding.

8. Fair Value Measurements

        The following table presents information about the Company's assets that are measured on a recurring basis as of June 30, 2016 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the

Fin-15

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

8. Fair Value Measurements (Continued)

asset or liability, and includes situations where there is little, if any, market activity for the asset or liability.

Description	June 30, 2016	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments held in Trust Account	$500,296,824	$500,296,824	$—	$—

9. Subsequent Events

Proposed Business Combination

  Agreement to Assign

        On July 21, 2016, the Company entered into an Agreement to Assign (the "Agreement to Assign") with New Centennial, LLC ("New Centennial"), an affiliate of Riverstone Holdings, LLC ("Riverstone"), pursuant to which New Centennial agreed to assign, and the Company agreed to assume, all of the rights and obligations of New Centennial under that certain Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 to Contribution Agreement, dated as of July 29, 2016, the "Contribution Agreement"), by and among Centennial Resource Development, LLC ("CRD"), NGP Centennial Follow-On LLC, ("NGP Follow-On"), and Celero Energy Company, LP, ("Celero" and, together with CRD and NGP Follow-On, the "Centennial Contributors"), Centennial Resource Production, LLC ("CRP"), and New Centennial. Upon the assignment of the Contribution Agreement (the "Assignment"), at the closing of the transactions contemplated thereby (the "Transactions"), the Company will acquire approximately 89% of the outstanding membership interests in CRP.

        The Assignment is subject to a number of conditions, including approval of the Transactions by the Company's stockholders and the effectiveness of the Subscription Agreements (as defined below). The Agreement to Assign contains customary representations, warranties and covenants and may be terminated by the parties thereto as set forth therein, including if approval of the Transactions by the Company's stockholders has not been received by October 10, 2016. The Transactions will constitute a "Business Combination" under the Company's amended and restated certificate of incorporation.

  Contribution Agreement

        Pursuant to the Contribution Agreement, New Centennial agreed to acquire approximately 89% of the outstanding membership interests in CRP. Upon the Assignment, the Company will become a party to the Contribution Agreement and will have the right to acquire the membership interests in CRP instead of New Centennial. In the summary below, it is assumed that the Assignment has occurred.

        At the Closing (i) the Company will contribute to CRP (a) cash in the amount of (x) $1,186,744,348, plus (y) $200,000,000 if the Centennial Contributors make a cash election (as provided in the Contribution Agreement), and (b) additional cash as necessary to repay certain outstanding debt of CRP or any of its subsidiaries at the closing of the Transactions, (ii) CRP will distribute to the Centennial Contributors the cash consideration in partial redemption of their membership interests in CRP (or in full redemption if the cash election has been made), and (iii) CRP

Fin-16

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

9. Subsequent Events (Continued)

will be recapitalized and (a) provided a cash election is not made, all of the remaining outstanding membership interests in CRP will be converted into 20,000,000 units representing common membership interests in CRP, and (b) the Company will be issued such number of CRP common units as is equal to the number of shares of Class A common stock outstanding following consummation of the Transactions.

        If the Centennial Contributors do not make the cash election, the Company expects to issue (i) shares of a new class of common stock to the Centennial Contributors designated as the Class C common stock to effect an "Up-C" structure following the Transactions, and (ii) one share of a newly issued class of preferred stock to CRD to effect its right to nominate one member to the board of directors of the Company, the election of which will require only the vote of such preferred share. Each holder of Class C common stock will hold an equivalent number of common units of CRP. The Class C common stock will have no economic interest, but will vote as a single class with the Class A common stock.

        New Centennial has deposited $157,500,000 into escrow as an earnest money deposit. Under certain circumstances in which CRP would not have sufficient cash to distribute to the Centennial Contributors at the closing the full amount of the cash consideration, the Centennial Contributors may either cause CRP to (i) terminate the Contribution Agreement and receive the deposit or (ii) distribute the maximum amount of cash available to the Centennial Contributors and issue to each Centennial Contributor a promissory note, with such notes having an aggregate principal amount equal to the difference between the cash consideration and the actual aggregate amount of cash available for distribution to the Centennial Contributors. If the Transactions are consummated, New Centennial is entitled to the return of the deposit.

        The Contribution Agreement contains certain termination rights and customary representations, warranties and covenants. The Contribution Agreement also contains certain closing conditions, including approval of the Transactions by the Company's stockholders. If such stockholder approval is not received by October 10, 2016, New Centennial will be obligated to consummate the Transactions, on the terms and conditions set forth in the Contribution Agreement.

  Subscription Agreements

        In connection with the Transactions, on July 21, 2016, the Company entered into subscription agreements (the "Investor Subscription Agreements") with certain accredited investors pursuant to which such investors agreed to purchase, in the aggregate, 20,000,000 shares of Class A Common Stock for an aggregate commitment amount of $200,000,000.

        On the same date, the Company entered into a separate subscription agreement (the "Riverstone Subscription Agreement" and, together with the Investor Subscription Agreements, the "Subscription Agreements"), with an affiliate of Riverstone (the "Riverstone Affiliate"), pursuant to which the Riverstone Affiliate agreed to purchase up to 81,005,000 shares of Class A Common Stock for an aggregate commitment amount of approximately $810,000,000. The Riverstone Affiliate may assign its rights under the Riverstone Subscription Agreement to one or more parties.

        Pursuant to the Riverstone Subscription Agreement, the Riverstone Affiliate has also agreed to be ready, willing and able to purchase additional shares of Class A Common Stock at $10.00 per share in

Fin-17

SILVER RUN ACQUISITION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

(UNAUDITED)

9. Subsequent Events (Continued)

an amount such that the proceeds therefrom, together with certain other available funds, will be sufficient for the Company to pay the cash consideration in the Transactions, repay certain outstanding indebtedness of CRP, offset any redemptions of public shares in connection with the Transactions, and pay transaction-related expenses incurred by the Company.

        The closings under the Subscription Agreements are conditioned on the closing of the Transactions, as well as on other customary closing conditions. The Subscription Agreements contain customary representations and warranties and may be terminated as set forth therein.

Promissory Note

        On August 2, 2016, the Company issued a promissory note to the Sponsor. The promissory note permits borrowings by the Company from time to time from the Sponsor in an aggregate principal amount of up to $300,000. No amounts were outstanding under the promissory note as of August 11, 2016. The promissory note is unsecured, non-interest bearing and matures on the earlier of: (i) December 31, 2016 or (ii) the date on which the Company consummates the proposed Transactions.

Fin-18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Silver Run Acquisition Corporation

        We have audited the accompanying balance sheet of Silver Run Acquisition Corporation (the "Company"), as of December 31, 2015, and the related statements of operations, changes in stockholder's equity and cash flows for the period from November 4, 2015 (date of inception) to December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silver Run Acquisition Corporation as of December 31, 2015, and the results of its operations and its cash flows for the period from November 4, 2015 (date of inception) to December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

New York, New York
February 24, 2016

Fin-19

Silver Run Acquisition Corporation

BALANCE SHEET

December 31, 2015

ASSETS
Current asset—cash	$105,500
Deferred offering costs	370,691

Total assets	$476,191

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities—Accrued formation and offering costs	$280,116
Payable to Affiliate	23,075
Sponsor note	150,000

Total liabilities	453,191
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; none issued and outstanding	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 12,937,500 shares issued and outstanding(1)	1,294
Additional paid-in capital	23,706
Accumulated deficit	(2,000)

Total stockholder's equity	23,000

Total liabilities and stockholder's equity	$476,191

(1)
Share amounts have been retroactively restated to reflect the stock dividend of 1,437,500 shares on February 23, 2016 (see Note 6).

See accompanying notes to financial statements

Fin-20

Silver Run Acquisition Corporation
STATEMENT OF OPERATIONS
For the period from November 4, 2015 (date of inception) to December 31, 2015

Revenues	$—
General and administrative expenses	2,000

Net loss attributable to common shares	$(2,000)

Weighted average number of shares outstanding:
Basic and diluted(1)	12,937,500

Net loss per common share:
Basic and diluted	$(0.00)

(1)
Share amounts have been retroactively restated to reflect the stock dividend of 1,437,500 shares on February 23, 2016 (see Note 6).

See accompanying notes to financial statements

Fin-21

Silver Run Acquisition Corporation
STATEMENT OF STOCKHOLDER'S EQUITY
For the period from November 4, 2015 (date of inception) to December 31, 2015

	Class B Common Stock
			Additional Paid-in Capital	Accumulated Deficit	Stockholder's Equity
	Shares	Amount
Sale of common stock to Sponsor at approx. $0.002 per share(1)	12,937,500	$1,294	$23,706	$—	$25,000
Net loss	—	—	—	(2,000)	(2,000)

Balances, December 31, 2015	12,937,500	$1,294	$23,706	$(2,000)	$23,000

(1)
Share amounts have been retroactively restated to reflect the stock dividend of 1,437,500 shares on February 23, 2016 (see Note 6).

See accompanying notes to financial statements

Fin-22

Silver Run Acquisition Corporation
STATEMENT OF CASH FLOWS
For the period from November 4, 2015 (date of inception) to December 31, 2015

Cash flows from operating activities:
Net loss	$(2,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in accounts payable and accrued liabilities	2,000

Net cash used in operating activities	—

Cash flows from financing activities:
Proceeds from sale of Class B common stock to Sponsor	25,000
Proceeds from Sponsor note	150,000
Payment of offering costs	(69,500)

Net cash provided by financing activities	105,500

Increase in cash	105,500
Cash at beginning of period	—

Cash at end of period	$105,500

Supplemental disclosure of non-cash financing activities:
Deferred offering costs included in accrued formation and offering costs	$301,191

See accompanying notes to financial statements

Fin-23

NOTES TO FINANCIAL STATEMENTS

Note 1—Description of Organization and Business Operations

  Organization and General

        Rockstream Corp. (the "Company") was incorporated in Delaware on November 4, 2015. On November 11, 2015, the Company changed its name from Rockstream Corp. to Silver Run Acquisition Corporation. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Initial Business Combination"). The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, or the "Securities Act," as modified by the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act").

        At December 31, 2015, the Company had not commenced any operations. All activity for the period from November 4, 2015 (inception) through December 31, 2015 relates to the Company's formation and the proposed initial public offering ("Proposed Offering") described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Proposed Offering. The Company has selected December 31st as its fiscal year end.

  Sponsor and Proposed Financing

        The Company's sponsor is Silver Run Sponsor, LLC, a Delaware limited liability company (the "Sponsor"). The Company intends to finance its Initial Business Combination with proceeds from the proposed $450,000,000 initial public offering of Units (as defined below) (Note 3) and a $11,000,000 private placement (Note 4). Upon the closing of the Proposed Offering and the private placement, $450,000,000 (or $517,500,000 if the underwriters' over-allotment option is exercised in full—Note 3) will be held in a trust account (the "Trust Account") (discussed below).

  The Trust Account

        The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        The Company's amended and restated certificate of incorporation will provide that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any shares of Class A common stock included in the Units (the "Public Shares") being sold in the Proposed Offering that have been properly tendered in connection with a stockholder vote to amend the Company's amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of such shares of Class A common stock if it does not complete the Initial Business Combination within 24 months from the closing of the Proposed Offering; and (iii) the redemption of 100% of the shares of Class A common stock included in the Units being sold in the Proposed Offering if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Proposed Offering (subject to the requirements of law). The

Fin-24

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 1—Description of Organization and Business Operations (Continued)

proceeds deposited in the Trust Account could become subject to the claims of the Company's creditors, if any, which could have priority over the claims of the Company's public stockholders.

  Initial Business Combination

        The Company's management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering, although substantially all of the net proceeds of the Proposed Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

        The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

        If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such shares of Class A common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Proposed Offering, in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 480, "Distinguishing Liabilities from Equity."

        Pursuant to the Company's amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Proposed Offering, the Company will (i) cease all operations except for the purpose of winding up,

Fin-25

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 1—Description of Organization and Business Operations (Continued)

(ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay the Company's franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining stockholders and the Company's board of directors, dissolve and liquidate, subject in each case to the Company's obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company's officers and directors will enter into a letter agreement with the Company, pursuant to which they will agree to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Proposed Offering. However, if the Sponsor or any of the Company's directors, officers or affiliates acquires shares of Class A common stock in or after the Proposed Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

        In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company's stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company's stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

Note 2—Summary of Significant Accounting Policies

  Basis of Presentation

        The financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America ("GAAP").

  Emerging Growth Company

        Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Fin-26

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 2—Summary of Significant Accounting Policies (Continued)

This may make comparison of the Company's financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

  Net Loss Per Common Share

        Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock to settle warrants, as calculated using the treasury stock method. At December 31, 2015, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company under the treasury stock method. As a result, diluted loss per common share is the same as basic loss per common share for the period.

  Concentration of Credit Risk

        Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

  Financial Instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under the FASB ASC 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the balance sheet.

  Use of Estimates

        The preparation of financial statements in conformity with GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Deferred Offering Costs

        The Company complies with the requirements of the FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A—"Expenses of Offering." Deferred offering costs of approximately $371,000 consist principally of costs incurred in connection with formation and preparation for the Proposed Offering. These costs, together with the underwriter discount, will be charged to capital upon completion of the Proposed Offering or charged to operations if the Proposed Offering is not completed.

  Income Taxes

        The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, "Income Taxes." Deferred tax assets and liabilities are recognized for the estimated future tax

Fin-27

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 2—Summary of Significant Accounting Policies (Continued)

consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2015. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

  Recent Accounting Pronouncements

        The Company complies with the reporting requirements of FASB Accounting Standards Update ("ASU") 2014-10, which eliminated certain financial reporting requirements of companies previously identified as "Development Stage Entities" (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce date maintenance and, for those entities subject to audit, audit costs by eliminating the requirements for development stage entities to present inception-to-date information in the statements of income, cash flows and stockholder's equity. Early application of each of the amendments is permitted for any annual reporting periods or interim period for which the entity's financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. For private entities and emerging growth companies under the JOBS Act, the amendments are effective for annual reporting periods beginning after December 15, 2015. The Company has elected early adoption and incorporated the methodologies prescribed by ASU 2014-10 in the accompanying financial statements.

        In August 2014, FASB issued ASU 2014-15, "Presentation of Financial Statements—Going Concern" (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. ASU 2014-15 provides guidance on management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company's ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016 and for annual and interim periods thereafter. Early adoption is permitted. The Company has adopted the methodologies prescribed by ASU 2014-15 and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

Fin-28

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 2—Summary of Significant Accounting Policies (Continued)

        The Company's management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Note 3—Public Offering

        Pursuant to the Proposed Offering, the Company intends to offer for sale up to 45,000,000 units at a price of $10.00 per unit (the "Units"). The Sponsor has committed to purchase an aggregate of 7,333,333 warrants at a price of $1.50 per warrant in a private placement that will close simultaneously with the Proposed Offering.

        Each Unit consists of one share of the Company's Class A common stock, $0.0001 par value, and one-third of one warrant (each, a "Warrant" and, collectively, the "Warrants"). Each whole Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. No fractional shares will be issued upon separation of the Units and only whole Warrants will trade. Each Warrant will become exercisable on the later of 30 days after the completion of the Company's Initial Business Combination or 12 months from the closing of the Proposed Offering and will expire five years after the completion of the Company's Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days' prior written notice of redemption, if and only if the last sale price of the Company's Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.

        The Company expects to grant the underwriters a 45-day option to purchase up to 6,750,000 additional Units to cover any over-allotments at the initial public offering price less the underwriting discounts and commissions. The Units that would be issued in connection with the over-allotment option would be identical to the Units issued in the Proposed Offering.

        The Company expects to pay an underwriting discount of 2.0% of the per Unit offering price to the underwriters at the closing of the Proposed Offering, with an additional fee (the "Deferred Discount") of 3.5% of the gross offering proceeds payable upon the Company's completion of an Initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Initial Business Combination.

Note 4—Related Party Transactions

  Founder Shares

        On November 6, 2015, the Sponsor purchased 11,500,000 shares of Class B common stock (the "Founder Shares") for an aggregate price of $25,000, or approximately $0.002 per share (see Note 6). As used herein, unless the context otherwise requires, "Founder Shares" shall be deemed to include the shares of Class A common stock issuable upon conversion thereof. The Founder Shares are identical to the Class A common stock included in the Units being sold in the Proposed Offering except that the Founder Shares automatically convert into shares of Class A common stock at the time of the Company's Initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. Holders of Founder Shares may also elect to convert their shares of Class B

Fin-29

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 4—Related Party Transactions (Continued)

common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time. The Sponsor has agreed to forfeit up to 1,687,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the Founder Shares will represent 20.0% of the Company's issued and outstanding shares after the Proposed Offering. If the Company increases or decreases the size of the offering, the Company will effect a stock dividend or share contribution back to capital, as applicable, immediately prior to the consummation of the Proposed Offering in such amount as to maintain the Founder Share ownership of the Company's stockholders prior to the Proposed Offering at 20.0% of the Company's issued and outstanding common stock upon the consummation of the Proposed Offering.

        The Company's initial stockholders will agree, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the last sale price of the Company's Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property.

        The Sponsor will agree to purchase an aggregate of 7,333,333 private placement warrants (or 8,233,333 if the over-allotment option is exercised in full) at a price of $1.50 per whole warrant (approximately $11,000,000 in the aggregate or $12,350,000 in the aggregate if the over-allotment option is exercised in full) in a private placement that will occur simultaneously with the closing of the Proposed Offering (the "Private Placement Warrants"). Each whole Private Placement Warrant is exercisable for one whole share of the Company's Class A common stock at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants will be added to the proceeds from the Proposed Offering to be held in the Trust Account such that at the closing of the Proposed Offering $450.0 million (or $517.5 million if the underwriters exercise their over-allotment option in full) will be held in the Trust Account. If the Initial Business Combination is not completed within 24 months from the closing of the Proposed Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

        The Sponsor and the Company's officers and directors will agree, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

  Registration Rights

        The holders of Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans, if any, will be entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A common stock) pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Proposed Offering. These holders will be entitled to certain demand and "piggyback" registration rights.

Fin-30

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 4—Related Party Transactions (Continued)

However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

  Related Party Loans

        On November 6, 2015, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Proposed Offering pursuant to a promissory note (the "Note"). This loan is non-interest bearing and payable on the earlier of March 31, 2016 or the completion of the Proposed Offering. On November 10, 2015, the Company borrowed $150,000 under the Note. As of December 31, 2015, $150,000 is still outstanding under the Note.

  Administrative Support Agreement

        The Company will agree to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Initial Business Combination or the Company's liquidation, the Company will cease paying these monthly fees.

Note 5—Stockholder's Equity

  Common Stock

        The authorized common stock of the Company includes up to 200,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock. If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of shares of Class A common stock which the Company is authorized to issue at the same time as the Company's stockholders vote on the Initial Business Combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. Holders of the Company's common stock are entitled to one vote for each share of common stock. At December 31, 2015, there were 12,937,500 shares of Class B common stock issued and outstanding (see Note 6).

  Preferred Stock

        The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company's board of directors. At December 31, 2015, there were no shares of preferred stock issued or outstanding.

Note 6—Subsequent Events

        In February 2016, our sponsor transferred 40,000 founder shares to each of our independent director nominees at their original purchase price.

        On February 23, 2016, the Company effected a stock dividend of approximately 0.125 shares for each outstanding share of Class B common stock, resulting in the initial stockholders holding an aggregate of 12,937,500 Founder Shares.

        Subsequent to December 31, 2015, our Sponsor loaned us an additional $150,000 under the promissory note to be used for a portion of the expenses of this offering.

Fin-31

Explanatory Note

        The financial statements of CRP and Celero included in this proxy statement were prepared in anticipation of an initial public offering of a parent entity of CRP (the "Offering"). Accordingly, the notes to the financial statements include references to the Offering rather than the business combination described throughout this proxy statement.

Fin-32

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2016	December 31, 2015
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$684	$1,768
Accounts receivable, net	11,194	13,012
Derivative instruments, net	2,303	19,043
Prepaid and other current assets	1,097	322

Total current assets	15,278	34,145
Oil and natural gas properties, other property and equipment
Oil and natural gas properties, successful efforts method	694,149	651,596
Accumulated depreciation, depletion and amortization	(222,865)	(180,946)
Unproved oil and natural gas properties	139,163	105,897
Other property and equipment, net of accumulated depreciation of $1,349 and $868, respectively	1,793	2,240

Total property and equipment, net	612,240	578,787
Noncurrent assets
Derivative instruments, net	450	2,070
Other noncurrent assets	1,124	1,293

Total assets	$629,092	$616,295

LIABILITIES AND OWNERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$12,430	$19,985
Derivative instruments, net	936	—
Other current liabilities	906	2,148

Total current liabilities	14,272	22,133
Noncurrent liabilities
Revolving credit facility	124,000	74,000
Term loan, net of unamortized deferred financing costs	64,724	64,649
Asset retirement obligations	2,572	2,288
Deferred tax liability	1,954	2,361
Derivative instruments, net	1,300	—

Total liabilities	208,822	165,431
Owners' equity	420,270	450,864

Total liabilities and owners' equity	$629,092	$616,295

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Fin-33

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Six Months Ended June 30,
	2016	2015
	(in thousands)
Revenues
Oil sales	$33,587	$40,155
Natural gas sales	3,088	4,028
NGL sales	1,793	2,664

Total revenues	38,468	46,847
Operating expenses
Lease operating expenses	6,639	12,962
Severance and ad valorem taxes	2,091	2,278
Transportation, processing, gathering and other operating expenses	2,589	2,928
Depreciation, depletion, amortization and accretion of asset retirement obligations	42,485	44,123
Abandonment expense and impairment of unproved properties	897	3,851
Contract termination and rig stacking	—	2,167
General and administrative expenses	5,405	5,531

Total operating expenses	60,106	73,840
Loss (gain) on sale of oil and natural gas properties	4	(2,679)

Total operating loss	(21,642)	(24,314)
Other (expense) income
Interest expense	(3,439)	(3,274)
Loss on derivative instruments	(5,925)	(1,024)
Other Income	6	4

Total other expense	(9,358)	(4,294)

Loss before income taxes	(31,000)	(28,608)
Income tax benefit	406	—

Net loss	$(30,594)	$(28,608)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Fin-34

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN OWNERS' EQUITY

(Unaudited)

Total Owners' Equity
(in thousands)
Balance at December 31, 2015	$450,864
Contributions	—
Net loss	(30,594)

Balance at June 30, 2016	$420,270

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Fin-35

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2016	2015
	(in thousands)
Cash flows from operating activities
Net loss	$(30,594)	$(28,608)
Adjustments to reconcile net loss to net cash provided by operating activities:
Accretion of asset retirement obligations	84	66
Depreciation, depletion and amortization	42,401	44,057
Abandonment expense and impairment of unproved properties	897	3,851
Deferred tax benefit	(406)	—
Loss (gain) on sale of oil and natural gas properties	4	(2,679)
Loss on derivative instruments	5,925	1,024
Net cash received for derivative settlements	14,671	16,787
Amortization of debt issuance costs	244	241
Changes in operating assets and liabilities:
Decrease in accounts receivable	1,782	5,740
Increase in prepaid and other assets	(632)	(491)
Increase (decrease) in accounts payable and other liabilities	1,228	(5,552)

Net cash provided by operating activities	35,604	34,436

Cash flows from investing activities
Acquisition of oil and natural gas properties	(52,378)	(6,814)
Development of oil and natural gas properties	(33,044)	(111,494)
Purchases of other property and equipment	(33)	(1,656)
Proceeds from sales of oil and natural gas properties	—	2,691

Net cash used by investing activities	(85,455)	(117,273)

Cash flows from financing activities
Proceeds from revolving credit facility	55,000	56,000
Repayment of revolving credit facility	(5,000)	(56,000)
Capital contributions	—	81,396
Financing obligation	(1,233)	(653)
Debt issuance costs	—	(193)

Net cash provided by financing activities	48,767	80,550

Net decrease in cash and cash equivalents	(1,084)	(2,287)
Cash and cash equivalents, beginning of period	1,768	13,017

Cash and cash equivalents, end of period	$684	$10,730

Supplemental cash flow information
Cash paid for interest	$3,089	$2,947
Supplemental noncash activity
Accrued capital expenditures included in accounts payable and accrued expenses	$4,574	$13,498

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Fin-36

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1—Organization and Nature of Operations

        Centennial Resource Production, LLC, a Delaware limited liability company formerly named Atlantic Energy Holdings, LLC ("Centennial OpCo"), was formed on August 30, 2012 by its management members, third-party investors and NGP Natural Resources X, LP ("NGP X"), an affiliate of Natural Gas Partners, a family of energy-focused private equity investment funds ("NGP"). Centennial OpCo (the "Predecessor") is engaged in the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves, primarily in the Delaware Basin of West Texas.

        For additional information regarding the organization and formation of the Predecessor please refer to Note 1—Organization and Nature of Operations in the Predecessor's audited consolidated and combined financial statements for the year ended December 31, 2015, included in this prospectus.

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards

Basis of Presentation

        The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The condensed consolidated financial statements do not include all information and notes required by U.S. GAAP for complete financial statements. However, except as disclosed herein, there has been no material change in the information disclosed in the notes to the consolidated and combined financial statements included in the Predecessor's audited financial statements for the year ended December 31, 2015, included in this prospectus. In the opinion of management, all adjustments, consisting of normal recurring accruals considered necessary for a fair presentation of interim financial information, have been included. Operating results for the periods presented are not necessarily indicative of expected results for the full year. Certain prior period amounts have been reclassified to conform to the current presentation on the accompanying condensed consolidated financial statements.

Assumptions, Judgments and Estimates

        The preparation of the Predecessor's condensed consolidated financial statements requires the Predecessor's management to make various assumptions, judgments and estimates to determine the reported amounts of assets, liabilities, revenues and expenses, and in the disclosures of commitments and contingencies. Changes in these assumptions, judgments, and estimates will occur as a result of the passage of time and the occurrence of future events and, accordingly, actual results could differ from amounts previously established.

        The more significant areas requiring the use of assumptions, judgments and estimates include: (1) oil and natural gas reserves; (2) cash flow estimates used in impairment tests of long-lived assets; (3) depreciation, depletion and amortization; (4) asset retirement obligations; (5) determining fair value and allocating purchase price in connection with business combinations; (6) valuation of derivative instruments; and (7) accrued revenue and related receivables.

Fin-37

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

Significant Accounting Policies

        The significant accounting policies followed by the Predecessor are set forth in Note 2—Basis of Presentation, Summary of Significant Accounting Policies, and Recently Issued Accounting Standards in the Predecessor's audited consolidated and combined financial statements for the year ended December 31, 2015, included in this prospectus.

Recently Issued Accounting Standards

        In February 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2016-02, Leases, which requires all leasing arrangements to be presented in the balance sheet as liabilities along with a corresponding asset. This ASU will replace most existing leases guidance in U.S. GAAP when it becomes effective. The new standard becomes effective for the Predecessor on January 1, 2019. Although early application is permitted, the Predecessor does not plan to early adopt the ASU. The standard requires the use of the modified retrospective transition method. The Predecessor is evaluating the impact, if any, that the adoption of this update will have on the Predecessor's condensed consolidated financial statements and related disclosures.

        In March 2016, the FASB issued ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, which includes provisions intended to simplify various aspects related to how share-based compensation payments are accounted for and presented in the financial statements. This amendment will be effective prospectively for reporting periods beginning on or after December 15, 2016, and early adoption is permitted. The Predecessor is evaluating the impact, if any, that the adoption of this update will have on the Predecessor's condensed consolidated financial statements and related disclosures.

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. This guidance is to be applied using a full retrospective method or a modified retrospective method, as outlined in the guidance. In August 2015, the FASB deferred the effective date of the new revenue recognition standard by one year. The revenue recognition standard is now effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted but only for annual periods, and interim periods within those annual periods, beginning after December 15, 2016. The Predecessor is evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements and related disclosures.

        Other than as disclosed above or set forth in Note 2—Basis of Presentation, Summary of Significant Accounting Policies, and Recently Issued Accounting Standards in the Predecessor's audited consolidated and combined financial statements for the year ended December 31, 2015, included in this prospectus, there are no other new accounting standards that would have a material impact on the Predecessor's condensed consolidated financial statements and disclosures.

Fin-38

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 3—Accounts Receivable, Accounts Payable and Accrued Expenses

        Accounts receivable are comprised of the following:

	June 30, 2016	December 31, 2015
	(in thousands)
Oil and natural gas	$7,676	$5,789
Joint interest billings	1,777	1,514
Hedge settlements	1,775	3,956
Other	57	1,844
Allowance for doubtful accounts	(91)	(91)

Accounts receivable, net	$11,194	$13,012

        Accounts payable and accrued expenses are comprised of the following:

	June 30, 2016	December 31, 2015
	(in thousands)
Accounts payable	$1,366	$1,827
Accrued capital expenditures	3,908	11,700
Revenues payable	4,756	3,439
Other	2,400	3,019

Accounts payable and accrued expenses	$12,430	$19,985

Note 4—Acquisitions

        In June 2016, the Predecessor completed the acquisition of unproved and proved properties in the Delaware Basin. Total cash consideration paid by the Predecessor was $33.5 million, including usual and customary post-closing adjustments. The Predecessor determined that both of these acquisitions met the criteria for business combinations under FASB Accounting Standard Codification ("ASC") Topic 805, Business Combinations. The Predecessor allocated the final purchase prices to the acquired assets and liabilities based on fair value as of the respective acquisition dates, as summarized

Fin-39

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 4—Acquisitions (Continued)

in the table below. Refer to Note 7—Fair Value Measurements for additional discussion on the valuation techniques used in determining the fair value of the acquired properties.

June 30, 2016
(in thousands)
Cash consideration	$33,460

Fair value of assets and liabilities acquired:
Proved oil and natural gas properties	15,374
Unproved oil and natural gas properties	18,528

Total fair value of oil and natural gas properties acquired	33,902
Revenue Suspense	(376)
Asset retirement obligation	(66)

Total fair value of net assets acquired	$33,460

Note 5—Asset Retirement Obligations

        The following table summarizes the changes in the Predecessor's asset retirement obligations for the six months ended June 30, 2016 (in thousands):

Six Months Ended June 30, 2016
Asset retirement obligations, beginning of period	$2,288
Liabilities assumed	66
Liabilities incurred	103
Accretion expense	84
Revision of estimated liabilities	31

Asset retirement obligations, end of period	$2,572

Note 6—Derivative Instruments

        The Predecessor periodically uses derivative instruments to mitigate its exposure to a decline in commodity prices and the corresponding negative impact on cash flow available for reinvestment. While the use of these instruments limits the downside risk of adverse price changes, their use may also limit future revenues from favorable price changes. Depending on changes in oil and natural gas futures markets and the Predecessor's view of underlying supply and demand trends, it may increase or decrease its hedging positions.

Fin-40

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 6—Derivative Instruments (Continued)

        The following table summarizes the approximate volumes and average contract prices of swap and basis swap contracts the Predecessor had in place as of June 30, 2016:

	2016	2017
Crude Oil Swaps:
Notional volume (Bbl)	386,400	675,250
Weighted average floor price ($/Bbl)	$55.21	$50.41
Crude Oil Basis Swaps:
Notional volume (Bbl)	640,850	127,750
Weighted average floor price ($/Bbl)	$(0.45)	$(0.20)
Natural Gas Swaps:
Notional volume (MMBtu)	—	1,460,000
Weighted average floor price ($/MMBtu)	$—	$2.94

        In a typical commodity swap agreement, if the agreed upon published third-party index price ("index price") is lower than the swap fixed price, the Predecessor receives the difference between the index price and the agreed upon swap fixed price. If the index price is higher than the swap fixed price, the Predecessor pays the difference. In addition, the Predecessor has entered into basis swap contracts in order to hedge the difference between the NYMEX index price and a local index price. When the actual differential exceeds the fixed price provided by the basis swap contract, the Predecessor receives the difference from the counterparty; when the differential is less than the fixed price provided by the basis swap contract, the Predecessor pays the difference to the counterparty.

        The Predecessor's commodity derivatives are measured at fair value and are included in the accompanying condensed consolidated balance sheets as derivative assets and liabilities. The fair value of the commodity contracts was a net asset of $0.5 million and $21.1 million as of June 30, 2016 and December 31, 2015, respectively.

Fin-41

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 6—Derivative Instruments (Continued)

        The following tables below summarize the gross fair value of derivative assets and liabilities and the effect of netting on the condensed consolidated balance sheets (in thousands):

	June 30, 2016
	Balance Sheet Classification	Gross Amounts	Netting Adjustments	Net Amounts Presented on the Condensed Consolidated Balance Sheets
Assets
Derivative instruments	Current assets	$3,600	$(1,297)	$2,303
Derivative instruments	Noncurrent assets	520	(70)	450

Total assets		$4,120	$(1,367)	$2,753

Liabilities
Derivative instruments	Current liabilities	$945	$(9)	$936
Derivative instruments	Noncurrent Liabilities	1,408	(108)	1,300

Total liabilities		$2,353	$(117)	$2,236

	December 31, 2015
	Balance Sheet Classification	Gross Amounts	Netting Adjustments	Net Amounts Presented on the Condensed Consolidated Balance Sheets
Assets
Derivative instruments	Current assets	$19,469	$(426)	19,043
Derivative instruments	Noncurrent assets	2,071	(1)	2,070

Total assets		$21,540	$(427)	$21,113

        The Predecessor's oil and natural gas derivative instruments have not been designated as hedges for accounting purposes; therefore, all gains and losses are recognized in the Predecessor's condensed consolidated statements of operations. The derivative instruments are recorded at fair value on the condensed consolidated balance sheets and any gains and losses are recognized in current period earnings.

        The following table presents gains and losses for derivative instruments not designated as hedges for accounting purposes for the periods presented (in thousands):

	For the Six Months Ended June 30,
	2016	2015
Loss on derivative instruments	$5,925	$1,024

Fin-42

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 6—Derivative Instruments (Continued)

        The Predecessor is exposed to financial risks associated with its derivative contracts from non-performance by its counterparties. The Predecessor mitigates its exposure to any single counterparty by contracting with a number of financial institutions, each of which have a high credit rating and is a member of its bank credit facility. The Predecessor's member banks do not require it to post collateral for its hedge liability positions. Because some of the member banks have discontinued hedging activities, in the future the Predecessor may hedge with counterparties outside its bank group to obtain competitive terms and to spread counterparty risk.

Note 7—Fair Value Measurements

Assets and Liabilities Measured at Fair Value on a Recurring Basis

        The Predecessor has categorized its assets and liabilities measured at fair value, based on the priority of inputs to the valuation technique, into a three-level fair value hierarchy. Level 1 inputs are the highest priority and consist of unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 are inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Level 3 are unobservable inputs for an asset or liability.

        The following table is a listing of the Predecessor's assets and liabilities that are measured at fair value and where they were classified within the fair value hierarchy as of June 30, 2016 and December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3
Commodity derivative asset, net(1)
June 30, 2016	$—	$517	$—
December 31, 2015	$—	$21,113	$—

(1)
This represents a financial asset that is measured at fair value on a recurring basis.

        Both financial and non-financial assets and liabilities are categorized within the above fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The following is a description of the valuation methodologies used by the Predecessor as well as the general classification of such instruments pursuant to the above fair value hierarchy. There were no transfers between Level 1, Level 2 or Level 3 during any period presented.

Derivatives

        The Predecessor uses Level 2 inputs to measure the fair value of oil and natural gas commodity derivatives. The Predecessor uses industry-standard models that consider various assumptions including current market and contractual prices for the underlying instruments, implied market volatility, time value, nonperformance risk, as well as other relevant economic measures. Substantially all of these inputs are observable in the marketplace throughout the full term of the instrument and can be supported by observable data. The Predecessor utilizes its counterparties' valuations to assess the reasonableness of its own valuations.

Fin-43

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 7—Fair Value Measurements (Continued)

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

        The fair value measurements of assets acquired and liabilities assumed are measured on a nonrecurring basis on the acquisition date using an income valuation technique based on inputs that are not observable in the market and therefore represent Level 3 inputs. Significant inputs to the valuation of acquired oil and gas properties include estimates of: (i) reserves; (ii) production rates; (iii) future operating and development costs; (iv) future commodity prices, including price differentials; (v) future cash flows; and (vi) a market participant-based weighted average cost of capital rate. These inputs require significant judgments and estimates by the Predecessor's management at the time of the valuation. Refer to Note 4—Acquisitions for additional information on the fair value of assets acquired.

Other Financial Instruments

        The carrying amounts of the Predecessor's cash, cash equivalents, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the short-term maturities and/or liquid nature of these assets and liabilities. The carrying values of the amounts outstanding under the credit agreement approximate fair value because the variable interest rates are reflective of current market conditions.

Note 8—Long-Term Debt

Credit Agreement

        The amended and restated credit agreement ("credit agreement"), dated October 15, 2014, includes both a term loan commitment of $65.0 million (the "term loan") and a revolving credit facility (the "revolving credit facility") with commitments of $500.0 million (subject to the borrowing base), with a sublimit for letters of credit of $15.0 million. The revolving credit facility matures on October 15, 2019 and the term loan matures on April 15, 2018.

        The borrowing base under the revolving credit facility is determined at the discretion of the lenders and depends on, among other things, the volumes of the Predecessor's proved oil and natural gas reserves and estimated cash flows from these reserves and the Predecessor's commodity hedge positions. In April 2016, the borrowing base was reaffirmed at $140.0 million. The next regular redetermination date is scheduled for October 2016.

        As of June 30, 2016, borrowings under the revolving credit facility were $124.0 million and $0.5 million of outstanding letters of credit, leaving $15.5 million in borrowing capacity under the revolving credit facility.

Fin-44

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 8—Long-Term Debt (Continued)

        The term loan, net of unamortized deferred financing costs on the accompanying condensed consolidated balance sheets as of June 30, 2016 and December 31, 2015, consisted of the following:

	June 30, 2016	December 31, 2015
	(in thousands)
Term loan	$65,000	$65,000
Unamortized deferred financing costs	(276)	(351)

Term loan, net of unamortized deferred financing costs	$64,724	$64,649

        The credit agreement also has customary covenants with which the Predecessor was in compliance as of June 30, 2016.

Note 9—Incentive Unit Compensation

        There have been no material changes in issued, forfeited or vested incentive units during the six months ended June 30, 2016. Please refer to Note 9—Incentive Unit Compensation in the Predecessor's audited consolidated and combined financial statements for the year ended December 31, 2015, included in this prospectus.

        Incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period-end fair value. The achievement of payout conditions is a performance condition that requires the Predecessor to assess, at each reporting period, the probability that an event of payout will occur. Compensation cost is required to be recognized at such time that the payout terms are probable of being met. At the grant dates and subsequent reporting periods, the Predecessor did not deem as probable that such payouts would be achieved.

Note 10—Transactions with Related Parties

        In May 2016, the Predecessor acquired acreage in close proximity to its operating area in Reeves County, Texas and wellbore only rights in an uncompleted horizontal wellbore for approximately $9.8 million from Caird DB, LLC, an affiliate of NGP.

        The Predecessor is party to a 15-year gas gathering agreement with PennTex Permian, LLC ("PennTex"), an NGP affiliated company, which terminates on April 1, 2029 and is subject to one-year extensions at either party's election. Under the agreement, PennTex gathers and processes the Predecessor's gas. PennTex purchases the extracted natural gas liquids from the Predecessor, net of gathering fees and an agreed percentage of the actual proceeds from the sale of the residue natural gas and natural gas liquids. Net payments received from PennTex for the six months ended June 30, 2016 and 2015 were $0.4 million and $0.6 million, respectively. As of June 30, 2016, the Predecessor recorded a receivable of $0.1 million from PennTex.

Fin-45

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 10—Transactions with Related Parties (Continued)

        In October 2014, the gas gathering agreement with PennTex was amended to construct an expansion of the gathering system and a receipt point. Please refer to Note 11—Commitments and Contingencies.

        From time to time, the Predecessor obtains services related to its drilling and completion activities from affiliates of NGP. In particular, the Predecessor has paid the following amounts to the following affiliates of NGP for such services: (i) approximately $0.3 million during the six months ended June 30, 2016 to Cretic Energy Services, LLC; and (ii) approximately $2.1 million during the six months ended June 30, 2016 to RockPile Energy Services, LLC.

Note 11—Commitments and Contingencies

Commitments

        In October 2014, the Predecessor's gas gathering agreement with PennTex was amended to construct an expansion of the gathering system and a receipt point. The Predecessor will reimburse PennTex for the total cost of the expansion project. The Predecessor shall pay a minimum fee of $7,000 per day until PennTex recoups the capital outlay for the expansion project. At June 30, 2016 a short-term liability of $0.9 million was in included in Other current liabilities on the condensed consolidated balance sheets. For the six months ended June 30, 2016, the Predecessor made payments, including interest, of $0.9 million.

        There have been no other material changes in commitments during the six months ended June 30, 2016. Please refer to Note 11—Commitment and Contingencies in the Predecessor's audited consolidated and combined financial statements for the year ended December 31, 2015, included in this prospectus.

Contract Termination and Rig Stacking

        In light of the low commodity price environment, the Predecessor curtailed its drilling activity during 2015. For the six months ended June 30, 2015, the Predecessor incurred drilling rig termination fees of $2.2 million, which are recorded in the Contract termination and rig stacking line item in the accompanying condensed consolidated statements of operations.

Contingencies

        In the ordinary course of business, the Predecessor may at times be subject to claims and legal actions. Management believes it is remote that the impact of such matters will have a material adverse effect on the Predecessor's financial position, results of operations or cash flows. Management is unaware of any pending litigation brought against the Predecessor requiring the reserve of a contingent liability as of the date of these condensed consolidated financial statements.

Note 12—Subsequent Events

Subsequent Event

        On July 6, 2016, (i) Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), (ii) NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP

Fin-46

CENTENNIAL RESOURCE PRODUCTION, LLC
(PREDECESSOR)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

Note 12—Subsequent Events (Continued)

Follow-On"), (iii) Celero Energy Company, LP, a Delaware limited partnership ("Celero" and, together with CRD and NGP Follow-On, the "Centennial Contributors"), (iv) the Predecessor, and (v) New Centennial, LLC ("NewCo"), a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, "Riverstone") entered into a Contribution Agreement (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the "Contribution Agreement"), pursuant to which NewCo agreed to acquire approximately 89% of the outstanding membership interests in the Predecessor.

        On July 21, 2016, Silver Run Acquisition Corporation, a Delaware corporation ("Silver Run"), entered into an agreement to assign (the "Agreement to Assign") with NewCo, pursuant to which NewCo agreed to assign, and Silver Run agreed to assume, all of the rights and obligations of NewCo under the Contribution Agreement. Upon the assignment (together with the other transactions contemplated by the Contribution Agreement, the "Business Combination"), Silver Run will become a party to the Contribution Agreement and will have the right to acquire the membership interests in the Predecessor instead of NewCo. In the summary below, it is assumed that the assignment has occurred.

        Upon the terms and subject to the satisfaction or written waiver of the conditions contained in the Contribution Agreement, at the closing of the Business Combination:

  •
  Silver Run will contribute to the Predecessor cash in an amount equal to the net cash proceeds received by Silver Run pursuant to the Transactions, plus the amount of funds from the Trust Account and minus any deferred expenses payable by Silver Run at closing to the underwriters in Silver Run's initial public offering;

  •
  The Predecessor will distribute to the Centennial Contributors cash in the amount of (i) $1,186,744,348 plus (ii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined in the Contribution Agreement) in partial redemption of the Centennial Contributors' membership interests in the Predecessor (or in full redemption of such membership interests if the Centennial Contributors make a Centennial Cash Election); and

  •
  Silver Run and the Centennial Contributors will effect a recapitalization of the Predecessor pursuant to which (1) provided a Centennial Cash Election is not made, all of the remaining outstanding membership interests in the Predecessor will be converted into 20,000,000 units representing common membership interests in the Predecessor (the "CRP Common Units") and (2) Silver Run will be admitted as a member of the Predecessor and issued such number of CRP Common Units as is equal to the number of shares of Silver Run's Class A common stock, par value $0.0001 per share, outstanding.

Fin-47

Report of Independent Registered Public Accounting Firm

The Board of Directors
Centennial Resource Development, Inc.:

        We have audited the accompanying consolidated and combined balance sheets of Centennial Resource Production, LLC and Celero Energy Company, LP (Predecessor, the Company) as of December 31, 2015 and 2014, and the related consolidated and combined statements of operations, changes in owners' equity, and cash flows for each of the years in the three-year period ended December 31, 2015. These consolidated and combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Centennial Resource Production, LLC and Celero Energy Company, LP (Predecessor) as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

        As discussed in Note 2 to the consolidated and combined financial statements, the balance sheets, and the related statements of operations, changes in equity, and cash flows have been prepared on a consolidated and combined basis of accounting as a result of the reorganization of interests under common control.

/s/ KPMG LLP

Denver, Colorado
April 5, 2016, except as to Note 14, which is as of May 17, 2016

Fin-48

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

CONSOLIDATED AND COMBINED BALANCE SHEETS

	December 31,
	2015	2014
	(In thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,768	$13,017
Accounts receivable, net	13,012	23,117
Derivative instruments, net	19,043	30,422
Prepaid and other current assets	322	790

Total current assets	34,145	67,346
Oil and natural gas properties, other property and equipment
Oil and natural gas properties, successful efforts method	651,596	541,119
Accumulated depreciation, depletion and amortization	(180,946)	(91,735)
Unproved oil and natural gas properties	105,897	90,645
Other property and equipment, net of accumulated depreciation of $868 and $139, respectively	2,240	595

Total property and equipment, net	578,787	540,624
Noncurrent assets
Derivative instruments, net	2,070	6,365
Other noncurrent assets	1,293	1,434

Total assets	$616,295	$615,769

LIABILITIES AND OWNERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$19,985	$101,295
Other current liabilities	2,148	2,217

Total current liabilities	22,133	103,512
Noncurrent liabilities
Revolving credit facility	74,000	65,000
Term loan, net of unamortized deferred financing costs	64,649	64,568
Asset retirement obligations	2,288	1,824
Deferred tax liability	2,361	2,933

Total liabilities	165,431	237,837
Owners' equity	450,864	377,932

Total liabilities and owners' equity	$616,295	$615,769

The accompanying notes are an integral part of these consolidated and combined financial statements.

Fin-49

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2015	2014	2013
	(in thousands)
Revenues
Oil sales	$77,643	$114,955	$65,863
Natural gas sales	7,965	9,670	3,024
NGL sales	4,852	7,200	3,087

Total revenues	90,460	131,825	71,974
Operating expenses
Lease operating expenses	21,173	17,690	19,106
Severance and ad valorem taxes	5,021	6,875	4,153
Transportation, processing, gathering and other operating expenses	5,732	4,772	1,291
Depreciation, depletion, amortization and accretion of asset retirement obligations	90,084	69,110	29,285
Abandonment expense and impairment of unproved properties	7,619	20,025	8,561
Exploration	84	—	—
Contract termination and rig stacking	2,387	—	—
General and administrative expenses	14,206	31,694	16,842

Total operating expenses	146,306	150,166	79,238
(Gain) loss on sale of oil and natural gas properties	(2,439)	2,096	(16,756)

Total operating (loss) income	(53,407)	(20,437)	9,492
Other (expense) income
Interest expense	(6,266)	(2,475)	(513)
Gain (loss) on derivative instruments	20,756	41,943	(4,410)
Other income	20	281	122

Total other income (loss)	14,510	39,749	(4,801)

(Loss) income before income taxes	(38,897)	19,312	4,691
Income tax benefit (expense)	572	(1,524)	(1,079)

Net (loss) income	(38,325)	17,788	3,612
Less net loss attributable to noncontrolling interest	—	(2)	(6)

Net (loss) income attributable to the predecessor	$(38,325)	$17,790	$3,618

The accompanying notes are an integral part of these consolidated and combined financial statements.

Fin-50

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

CONSOLIDATED AND COMBINED STATEMENTS OF CHANGES IN OWNERS' EQUITY

	Total Owners' Equity	Noncontrolling Interest in Subsidiary	Total Equity
	(in thousands)
Balance at December 31, 2012	$296,980	$—	$296,980
Contributions	118,000	694	118,694
Distributions	(25,340)	—	(25,340)
Owners' promissory note receivable	(3,399)	—	(3,399)
Net income (loss)	3,618	(6)	3,612

Balance at December 31, 2013	389,859	688	390,547
Contributions	59,776	150	59,926
Repurchase of equity interests	(119,272)	—	(119,272)
Deemed contribution from sale of assets	21,489	(836)	20,653
Deemed contribution from parent for payment of incentive units	12,420	—	12,420
Deemed distribution in connection with common control acquisition	(4,130)	—	(4,130)
Net income (loss)	17,790	(2)	17,788

Balance at December 31, 2014	377,932	—	377,932
Contributions	111,396	—	111,396
Deemed distribution from sale of assets	(139)	—	(139)
Net loss	(38,325)	—	(38,325)

Balance at December 31, 2015	$450,864	$—	$450,864

The accompanying notes are an integral part of these consolidated and combined financial statements.

Fin-51

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2015	2014	2013
	(in thousands)
Cash flows from operating activities
Net (loss) income	$(38,325)	$17,788	$3,612
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Accretion of asset retirement obligations	139	156	358
Depreciation, depletion and amortization	89,945	68,954	28,927
Noncash incentive compensation expense	—	12,420	—
Abandonment expense and impairment of unproved properties	7,619	20,025	8,524
Write-off of deferred S-1 related expense	1,585	—	—
Deferred tax (benefit) expense	(572)	1,524	1,079
(Gain) loss on sale of oil and natural gas properties	(2,439)	2,096	(16,756)
(Gain) loss on derivative instruments	(20,756)	(41,943)	4,410
Net cash received for derivative settlements	35,493	4,611	(12,651)
Payment of derivative contract premiums	—	—	(994)
Recovery of bad debt	—	(777)	1,128
Amortization of debt issuance costs	482	316	210
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	5,244	(6,322)	(1,016)
Increase in prepaid and other assets	(864)	(79)	(2,054)
(Decrease) increase in accounts payable and other liabilities	(8,669)	18,479	(1,361)

Net cash provided by operating activities	68,882	97,248	13,416

Cash flows from investing activities
Acquisition of oil and natural gas properties	(43,223)	(22,167)	(27,412)
Development of oil and natural gas properties	(156,006)	(275,683)	(146,463)
Purchases of other property and equipment	(2,097)	(453)	(543)
Proceeds from sales of oil and natural gas properties and other assets	2,691	72,382	46,316
Development of assets held for sale	—	(14,240)	(37,915)
Proceeds from sale of Atlantic Midstream, net of cash sold	—	71,781	—
Change in cash held in escrow	—	5,000	29,500

Net cash used by investing activities	(198,635)	(163,380)	(136,517)

Cash flows from financing activities
Proceeds from revolving credit facility	92,000	196,000	57,000
Repayment of revolving credit facility	(83,000)	(160,000)	(28,000)
Financing obligation	(1,633)	—	—
Capital contributions	111,396	59,776	114,859
Debt issuance costs	(259)	(1,637)	(471)
Repurchase of equity	—	(119,272)	(21,102)
Capital distribution	—	—	(4,238)
Proceeds from term loan	—	65,000	—
Distribution in connection with common control acquisition	—	(3,051)	—
Contributions received from noncontrolling interest	—	150	694

Net cash provided by financing activities	118,504	36,966	118,742

Net decrease in cash and cash equivalents	(11,249)	(29,166)	(4,359)
Cash and cash equivalents, beginning of period	13,017	42,183	46,542

Cash and cash equivalents, end of period	$1,768	$13,017	$42,183

Supplemental cash flow information
Cash paid for interest	$5,782	$1,935	$232
Supplemental noncash activity
Accrued capital expenditures included in accounts payable and accrued expenses	$13,124	$81,510	$5,099
Owners' promissory note receivable	—	—	3,399
Financing obligation	3,770	—	—

The accompanying notes are an integral part of these consolidated and combined financial statements.

Fin-52

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Note 1—Organization and Nature of Operations

        Centennial Resource Production, LLC, a Delaware limited liability company formerly named Atlantic Energy Holdings, LLC ("Centennial OpCo"), was formed on August 30, 2012 by its management members, third-party investors and NGP Natural Resources X, LP ("NGP X"), an affiliate of Natural Gas Partners ("NGP"), a family of energy-focused private equity investment funds. Centennial OpCo is engaged in the development and acquisition of unconventional oil and associated liquids-rich natural gas reserves, primarily in the Delaware Basin of West Texas.

        Atlantic Midstream was formed on May 21, 2013, as a Delaware limited liability company and is constructing assets to gather and process natural gas in the Delaware Basin of West Texas. Centennial OpCo sold its interests in Atlantic Midstream on February 12, 2014 (refer to Note 4—Acquisitions and Divestitures).

        On March 31, 2014, all of Centennial OpCo's employee members sold their membership interests to Centennial OpCo. Contemporaneously, Centennial Resource Development, LLC, a Delaware limited liability company formed by NGP X and certain management members ("Centennial HoldCo"), agreed to purchase the entirety of Centennial OpCo's issued and outstanding incentive units. On April 30, 2014, NGP X contributed and conveyed its membership interests in Centennial OpCo to Centennial HoldCo. On May 9, 2014, Centennial OpCo's remaining members sold their membership interests to Centennial OpCo. As a result of these transactions, Centennial OpCo became a wholly-owned subsidiary of Centennial HoldCo. Centennial HoldCo is a holding company with no independent operations apart from its ownership interests in Centennial OpCo. NGP X controls Centennial HoldCo through ownership of 99.0% of its membership interests.

        Celero Energy Company, LP, a Delaware limited partnership ("Celero"), was formed on September 22, 2006, by its general partner, Celero Energy Management, LLC ("Celero GP"), its management team and Natural Gas Partners VIII, L.P. ("NGP VIII"), also an affiliate of NGP. Celero is engaged in the development and acquisition of oil and natural gas properties in Texas and New Mexico, primarily in the Permian Basin in West Texas.

        On October 15, 2014, Celero conveyed substantially all of its oil and gas properties and other assets to Centennial OpCo in exchange for membership interests in Centennial OpCo (the "Combination"). As a result of the transaction, Centennial HoldCo owned approximately 72% of Centennial OpCo, and Celero owned the remaining 28%.

        In 2015, NGP Centennial Follow-On LLC ("Follow-On"), a Delaware limited liability company controlled by NGP but the economic interests in which are owned by unaffiliated third party investors and management, contributed $84.2 million to Centennial OpCo in exchange for membership interests in Centennial OpCo. In addition, Centennial HoldCo contributed approximately $27.2 million to Centennial OpCo in exchange for additional membership interests in Centennial OpCo. Accordingly, Centennial HoldCo, Celero and Follow-On own an approximate 61.2%, 21.2% and 17.6% membership interest in Centennial OpCo, respectively.

Fin-53

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards

Basis of Presentation

        Through the delegation of authority of the general partners of NGP X and NGP VIII to NGP Energy Capital Management, L.L.C. ("NGP ECM"), all power and authority of the respective fund limited partnership in effectuating its core investment, management and divestment function is controlled by NGP ECM. As all power and authority to control the core functions of Centennial OpCo and Celero (collectively, the "Predecessor") are controlled by NGP X and NGP VIII, respectively, the Combination has been accounted for as a reorganization of entities under common control in a manner similar to a pooling of interests. The results of Centennial OpCo and Celero have been combined for all periods in which common control existed for financial reporting purposes. All significant intercompany and intra-company balances and transactions have been eliminated.

        Certain prior period amounts have been reclassified to conform to the current presentation on the accompanying consolidated and combined financial statements.

        Under certain contracts, when NGLs are extracted from the gas stream, processors receive a portion of the sales value from both the residue gas and the NGLs as a processing fee and remit the contractual proceeds to us. Prior to 2015, revenue was recognized net of these processing fees for residue gas and NGLs sold under these contracts as allowed under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 605, Revenue Recognition. Increasing NGL production has resulted in processing costs becoming more significant. Accordingly, the Predecessor changed its policy to record these processing costs with operating costs as allowed under ASC 605. Beginning in 2015, the Predecessor's realized prices for sales under these contracts reflect the value of 100% of the residue gas and NGLs yielded by processing, rather than the value associated with the contractual proceeds it received. The related processing fees now are included in Transportation, processing, gathering, and other operating expenses. Financial statements for periods prior to 2015 have been reclassified to reflect this change in accounting treatment. There was no impact on operating income.

Assumptions, Judgments and Estimates

        In the course of preparing the Predecessor's consolidated and combined financial statements, the Predecessor's management makes various assumptions, judgments and estimates to determine the reported amounts of assets, liabilities, revenues and expenses, and in the disclosures of commitments and contingencies. Changes in these assumptions, judgments, and estimates will occur as a result of the passage of time and the occurrence of future events and, accordingly, actual results could differ from amounts previously established.

        The more significant areas requiring the use of assumptions, judgments and estimates include: (1) oil and natural gas reserves; (2) cash flow estimates used in impairment tests of long-lived assets; (3) depreciation, depletion and amortization; (4) asset retirement obligations; (5) determining fair value and allocating purchase price in connection with business combinations; (6) valuation of derivative instruments; and (7) accrued revenue and related receivables.

        The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Fin-54

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

Significant Accounting Policies

Cash and Cash Equivalents

        The Predecessor considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

Accounts Receivable

        Accounts receivable consists mainly of receivables from oil and natural gas purchasers and from joint interest owners on properties the Predecessor operates. For receivables from joint interest owners, the Predecessor typically has the ability to withhold future revenue disbursements to recover non-payment of joint interest billings. Generally, oil and natural gas receivables are collected within two months and the Predecessor has had minimal bad debts. The Predecessor establishes an allowance for doubtful accounts equal to the estimable portions of accounts receivable for which failure to collect is probable. The Predecessor's allowance for doubtful accounts totaled $0.1 million and $0.3 million as of December 31, 2015 and 2014, respectively.

Credit Risk and Other Concentrations

        The Predecessor sells oil and natural gas to various third party purchasers. The future availability of a ready market for oil and natural gas depends on numerous factors outside the Predecessor's control, none of which can be predicted with certainty. For the years ended December 31, 2015, 2014 and 2013, the Predecessor had one major customer, Plains Marketing, LP, which accounted for 64%, 78% and 72%, respectively, of total revenue for those years. The Predecessor does not require collateral and does not believe the loss of any single purchaser would materially impact its operating results, as crude oil and natural gas are fungible products with well-established markets and numerous purchasers.

        By using derivative instruments to economically hedge exposures to changes in commodity prices, the Predecessor exposes itself to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes the Predecessor, which creates credit risk. As of December 31, 2015, and through the filing date of this report, all of the Predecessor's derivative counterparties were members of the Predecessor's credit facility lender group. The credit facility is secured by the Predecessor's proved oil and natural gas properties and therefore, the Predecessor is not required to post any collateral. The Predecessor does not receive collateral from its counterparties. The maximum amount of loss due to credit risk that the Predecessor would incur if its counterparties failed completely to perform according to the terms of the contracts, based on the gross fair value of financial instruments, was approximately $21.5 million at December 31, 2015. The Predecessor minimizes the credit risk in derivative instruments by: (i) limiting its exposure to any single counterparty; and (ii) monitoring the creditworthiness of the Predecessor's counterparties on an ongoing basis. In accordance with the Predecessor's standard practice, its commodity derivatives are subject to counterparty netting under agreements governing such derivatives and therefore the risk of loss due to counterparty nonperformance is somewhat mitigated.

Fin-55

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

        The Predecessor places its temporary cash investments with high-quality financial institutions and does not limit the amount of credit exposure to any one financial institution. For the years ended December 31, 2015, 2014 and 2013, the Predecessor has not incurred losses related to these investments.

Oil and Natural Gas Properties

        The Predecessor follows the successful efforts method of accounting for its oil and natural gas properties. Under the successful efforts method, the costs incurred to acquire, drill, and complete productive wells and development wells are capitalized. Oil and gas lease acquisition costs are also capitalized. Exploration costs, including personnel and other internal costs, geological and geophysical expenses, delay rentals for gas and oil leases, and costs associated with unsuccessful lease acquisitions are charged to expense as incurred. Costs of drilling exploratory wells are initially capitalized but are charged to expense if the well is determined to be unsuccessful. As of December 31, 2015 and 2014, no costs were capitalized in connection with exploratory wells in progress. Net carrying values of retired, sold or abandoned properties that constitute less than a complete unit of depreciable property are charged or credited, net of proceeds, to accumulated depreciation, depletion and amortization unless doing so significantly affects the unit-of-production amortization rate, in which case a gain or loss is recognized in income. Gains or losses from the disposal of complete units of depreciable property are recognized in income.

        Unproved properties consist of costs to acquire undeveloped leases as well as costs to acquire unproved reserves. The Predecessor evaluates significant unproved properties for impairment based on remaining lease term, drilling results, reservoir performance, seismic interpretation or future plans to develop acreage. Unproved properties and the related costs are transferred to proved properties when reserves are discovered on or otherwise attributed to the property. For the year ended December 31, 2015, the Predecessor recorded abandonment expense and impairment of unproved properties of $7.6 million for leases which had expired, or were expected to expire. For the year ended December 31, 2014, the Predecessor recorded abandonment expense and impairment of unproved properties of $20.0 million, of which $13.8 million was attributable to an impairment of unproved properties and $6.2 million was attributable to leases which had expired, or were expected to expire. For the year ended December 31, 2013, the Predecessor recorded an impairment of $7.4 million attributable to lease expirations.

        The Predecessor reviews its proved oil and natural gas properties for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying amount of such property. The Predecessor estimates the expected future cash flows of its oil and natural gas properties and compares these undiscounted cash flows to the carrying amount of the oil and natural gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, the Predecessor will write down the carrying amount of the oil and natural gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of reserves, future commodity prices, future production estimates, estimated future capital expenditures and discount rates commensurate with the risk associated with realizing the projected cash flows. There were no impairments of proved oil and natural gas properties during the years ended December 31, 2015, 2014 and 2013.

Fin-56

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

Other Property and Equipment

        Other property and equipment such as office furniture and equipment, buildings, vehicles, and computer hardware and software is recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets ranging from three to twenty years. Major renewals and improvements are capitalized while expenditures for maintenance and repairs are expensed as incurred. When other property and equipment is sold or retired, the capitalized costs and related accumulated depreciation are removed from the accounts.

Deferred Loan Costs

        Deferred loan costs related to the Predecessor's revolving credit facility are included in the line item Other noncurrent assets in the consolidated and combined balance sheets and are stated at cost, net of amortization, and are amortized to interest expense on a straight line basis over the borrowing term. Please refer to Recently Issued Accounting Standards, for additional discussion of deferred loan costs related to the Predecessor's term loan.

Derivative Financial Instruments

        In order to manage its exposure to oil and natural gas price volatility, the Predecessor enters into derivative transactions from time to time, including commodity swap agreements, basis swap agreements, collar agreements, and other similar agreements relating to the price risk associated with a portion of its production. To the extent legal right of offset exists with a counterparty, the Predecessor reports derivative assets and liabilities on a net basis.

        The Predecessor records derivative instruments on the consolidated and combined balance sheets as either an asset or liability measured at fair value and records changes in the fair value of derivatives in current earnings as they occur. The Predecessor's derivatives have not been designated as hedges for accounting purposes. For additional discussion on derivatives, please refer to Note 5—Derivative Financial Instruments.

Asset Retirement Obligations

        The Predecessor recognizes an estimated liability for future costs associated with the abandonment of its oil and natural gas properties. A liability for the fair value of an asset retirement obligation and corresponding increase to the carrying value of the related long-lived asset are recorded at the time a well is drilled or acquired. The increase in carrying value is included in proved oil and natural gas properties in the accompanying consolidated and combined balance sheets. The Predecessor depletes the amount added to proved oil and natural gas property costs and recognizes expense in connection with the accretion of the discounted liability over the remaining estimated economic lives of the respective oil and natural gas properties. For additional discussion, please refer to Note 10—Asset Retirement Obligations.

Fin-57

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

Revenue Recognition

        The Predecessor derives revenue primarily from the sale of produced oil, natural gas, and NGLs. Revenue is recognized when the Predecessor's production is delivered to the purchaser, but payment is generally received between 30 and 90 days after the date of production. No revenue is recognized unless it is determined that title to the product has transferred to the purchaser. At the end of each month, the Predecessor estimates the amount of production delivered to the purchaser and the price it will receive. The Predecessor follows the sales method of accounting for its oil and natural gas revenue, whereby revenue is recorded based on the Predecessor's share of volume sold, regardless of whether the Predecessor has taken its proportional share of volume produced. A receivable or liability is recognized only to the extent that the Predecessor has an imbalance on a specific property greater than the expected remaining proved reserves.

Incentive Units

        Incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period-end fair value. For additional discussion, please refer to Note 9—Incentive Unit Compensation.

Segment Reporting

        The Predecessor operates in only one industry segment, which is the exploration and production of oil and natural gas. All of its operations are conducted in one geographic area of the United States. All revenues are derived from customers located in the United States.

Income Taxes

        Centennial OpCo is organized as a Delaware limited liability company, and Celero is organized as a Delaware limited partnership. As such, the Predecessor is treated as a flow-through entity for U.S. federal income tax purposes and for purposes of certain state and local income taxes. For such purposes, the net taxable income of the Predecessor and any related tax credits are passed through to the owners and are included in their tax returns, even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no provision has been made in the consolidated and combined financial statements of the Predecessor for such income taxes paid at the owner level.

        The Predecessor is subject to the Texas franchise tax, at a statutory rate of 0.75% of taxable margin. Deferred tax assets and liabilities are recognized for future Texas franchise tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective Texas franchise tax bases. As of December 31, 2015 and 2014, the Predecessor's long-term deferred tax liability was $2.4 million and $2.9 million, respectively.

        The Predecessor evaluates the tax positions taken or expected to be taken in the course of preparing its tax returns and disallows the recognition of tax positions not deemed to meet a "more-likely-than-not" threshold of being sustained by the applicable tax authority. The Predecessor's management does not believe that any tax positions included in its tax returns would not meet this

Fin-58

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

threshold. The Predecessor's policy is to reflect interest and penalties related to uncertain tax positions as part of its income tax expense, when and if they become applicable.

        As of December 31, 2015 the Predecessor has no current tax years under audit. The Predecessor remains subject to examination for federal income taxes and state income taxes for tax years 2012-2015.

Recently Issued Accounting Standards

        In May 2014, In May 2014, the FASB issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers. This guidance is to be applied using a full retrospective method or a modified retrospective method, as outlined in the guidance. In August 2015, the FASB deferred the effective date of the new revenue recognition standard by one year. The revenue recognition standard is now effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted but only for annual periods, and interim periods within those annual periods, beginning after December 15, 2016. The Predecessor is currently evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements or disclosures.

        In August 2014, the FASB issued ASU No. 2014-15, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. This update requires management to evaluate whether there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern within one year after the date that the entity's financial statements are issued, or within one year after the date the entity's financial statements are available to be issued, and to provide disclosures when certain criteria are met. This guidance is effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Predecessor is currently evaluating the impact, if any, that the adoption of this update will have on its consolidated and combined financial statements or disclosures.

        Effective November 1, 2015, the Predecessor early adopted, on a retrospective basis, ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). ASU 2015-03 requires deferred financing costs to be presented on the accompanying consolidated and combined balance sheets as a direct deduction from the carrying value of the related debt liability. In accordance, the Predecessor has reclassified $0.4 million of deferred financing costs related to its term loan, from the Other noncurrent assets line item to the Term loan, net of unamortized deferred financing costs line item.

Fin-59

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 2—Basis of Presentation, Significant Accounting Policies, and Recently Issued Accounting Standards (Continued)

The December 31, 2014 accompanying balance sheet line items that were adjusted as a result of the adoption of ASU No. 2015-03 are presented in the following table:

	As of December 31, 2014
	As Reported	As Adjusted
	(in thousands)
Other noncurrent assets	$1,866	$1,434
Total assets	$616,201	$615,769
Term loan	$65,000	$—
Term loan, net of unamortized deferred financing costs	$—	$64,568
Total liabilities	$238,269	$237,837
Total liabilities and owners' equity	$616,201	$615,769

        ASU 2015-03 does not specifically address the accounting for deferred financing costs related to line-of-credit arrangements. In August 2015, the FASB issued ASU No. 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements ("ASU 2015-15") allowing for deferred financing costs associated with line-of-credit arrangements to continue to be presented as assets. ASU 2015-15 is consistent with how the Predecessor currently accounts for deferred financing costs related to the Predecessor's revolving credit facility.

        Effective January 1, 2015, the Predecessor early adopted, on a prospective basis, ASU No. 2015-01, Income Statement—Extraordinary and Unusual Items. This ASU simplifies income statement presentation by eliminating the concept of extraordinary items. There was no impact to the Predecessor's consolidated and combined financial statements or disclosures from the adoption of this standard.

        Effective December 1, 2015, the Predecessor early adopted, on a prospective basis, ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes ("ASU 2015-17"). This ASU requires that deferred tax liabilities and assets, along with any related valuation allowance, be classified as noncurrent on the balance sheet. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in ASU 2015-17. As ASU 2015-17 was adopted on a prospective basis, the Predecessor did not retrospectively adjust prior periods.

Fin-60

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 3—Accounts Receivable and Accounts Payable and Accrued Expenses

        Accounts receivable are comprised of the following:

	December 31, 2015	December 31, 2014
	(in thousands)
Oil and natural gas	$5,789	$9,116
Joint interest billings	1,514	11,116
Hedge settlements	3,956	3,141
Other	1,844	—
Allowance for doubtful accounts	(91)	(256)

Accounts receivable, net	$13,012	$23,117

        Accounts payable and accrued expenses are comprised of the following:

	December 31, 2015	December 31, 2014
	(in thousands)
Accounts payable	$1,827	$30,224
Accrued capital expenditures	11,700	59,675
Revenues payable	3,439	7,566
Other	3,019	3,830

Accounts payable and accrued expenses	$19,985	$101,295

Note 4—Acquisitions and Divestitures

2015 Acquisitions

        On September 1, 2015, the Predecessor acquired additional interests in proved and unproved oil and natural gas properties in the Delaware Basin. Total cash consideration paid by the Predecessor was $16.0 million, net of closing adjustments.

        On September 3, 2015, the Predecessor acquired a non-operated interest in 1,804 net acres in the Delaware Basin from an unrelated third party. Total cash consideration paid by the Predecessor was $6.4 million, net of closing adjustments.

        The Predecessor determined that both of these acquisitions met the criteria for business combinations under FASB ASC Topic 805, Business Combinations. The Predecessor allocated the final purchase prices to the acquired assets and liabilities based on fair value as of the respective acquisition

Fin-61

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 4—Acquisitions and Divestitures (Continued)

dates, as summarized in the table below. Refer to Note 6—Fair Value Measurements for additional discussion on the valuation techniques used in determining the fair value of the acquired properties.

	Acquisition #1	Acquisition #2
	September 1, 2015	September 3, 2015
	(in thousands)
Cash consideration	$16,006	$6,369

Fair value of assets and liabilities acquired:
Proved oil and natural gas properties	7,731	6,491
Unproved oil and natural gas properties	8,312	—

Total fair value of oil and natural gas properties acquired	16,043	6,491
Asset retirement obligation	(37)	(122)

Total fair value of net assets acquired	$16,006	$6,369

2014 Acquisitions

        In June 2014, Centennial OpCo acquired 2,400 net acres in the Delaware Basin from an unrelated third party, for approximately $11.0 million, net of customary closing adjustments.

2014 Dispositions

        In December 2014, Centennial OpCo sold its interest in approximately 1,845 net acres in Ward County, Texas, including 18 vertical wells, to an NGP-controlled entity for proceeds of $12.5 million, which resulted in a gain of $1.5 million and was recorded as an equity contribution due to the entities being under common control.

        In May 2014, Celero sold its Caprock field to an unrelated third party for $59.3 million, net of customary closing adjustments. A net loss of $2.2 million was recognized on the sale during the second quarter of 2014.

        In February 2014, Centennial OpCo sold its 98.5% interest in Atlantic Midstream to PennTex Permian, an NGP-controlled entity for net proceeds of $71.8 million, which resulted in a gain of $20.0 million and was recorded as an equity contribution due to the entities being under common control.

2013 Acquisitions

        During the year ended December 31, 2013, the Predecessor acquired, from third-parties, a combination of new leases and additional working interest in wells it operates through a number of separate, individually insignificant transactions for aggregate consideration of $20.4 million. The Predecessor reflected the total consideration paid as $4.9 million of proved oil and natural gas properties and $15.5 million of unproved oil and natural gas properties.

Fin-62

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 4—Acquisitions and Divestitures (Continued)

2013 Divestitures

        In October 2013, the Predecessor sold non-operated oil and natural gas properties in its Wolfbone prospect for total proceeds of approximately $28.7 million, and realized a $7.7 million gain on sale.

        In August 2013, the Predecessor sold its interest in certain oil and natural gas properties, which covered 1,951 gross (1,617 net) acres in Midland County, Texas, including ten wells, for total proceeds of $17.1 million and realized a $7.9 million gain on sale.

        In June 2013, the Predecessor sold its interest in certain oil and natural gas properties, which covered 320 gross (187 net) acres in Glasscock and Midland Counties, Texas, including two wells, for total proceeds of $0.3 million, and realized a $0.3 million loss on sale.

Note 5—Derivative Financial Instruments

        The Predecessor has entered into various commodity derivative instruments to mitigate a portion of its exposure to potentially adverse market changes in commodity prices and the associated impact on cash flows. All contracts are entered into for other-than-trading purposes. The Predecessor's derivative contracts include swap arrangements for oil.

        In a typical commodity swap agreement, if the agreed upon published third-party index price ("index price") is lower than the swap fixed price, the Predecessor receives the difference between the index price and the agreed upon swap fixed price. If the index price is higher than the swap fixed price, the Predecessor pays the difference. In addition, the Predecessor has entered into basis swap contracts in order to hedge the difference between the NYMEX index price and a local index price. When the actual differential exceeds the fixed price provided by the basis swap contract, the Predecessor receives the difference from the counterparty; when the differential is less than the fixed price provided by the basis swap contract, the Predecessor pays the difference to the counterparty.

        The Predecessor's derivative instruments have not been designated as hedges for accounting purposes; therefore, all gains and losses are recognized in the Predecessor's consolidated and combined statements of operations. The Predecessor's commodity derivatives are measured at fair value and are included in the accompanying consolidated and combined balance sheets as derivative assets. The fair value of the commodity contracts was a net asset of $21.1 million and $36.8 million as of December 31, 2015 and 2014, respectively.

        As of December 31, 2015, the Predecessor had open crude oil derivative positions with respect to future production as set forth in the table below. When aggregating multiple contracts, the weighted average contract price is disclosed.

	2016	2017
Crude Oil Swaps:
Notional volume (Bbl)	729,000	127,750
Weighted average floor price ($/Bbl)	$67.82	$61.36
Crude Oil Basis Swaps:
Notional volume (Bbl)	622,200	91,250
Weighted average floor price ($/Bbl)	$(0.71)	$(0.20)

Fin-63

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 5—Derivative Financial Instruments (Continued)

        The following table below summarizes the gross fair value of derivative assets and liabilities and the effect of netting on the consolidated and combined balance sheets (in thousands):

	Balance Sheet Classification	Gross Amounts	Netting Adjustments	Net Amounts Presented on the Balance Sheet
December 31, 2015:
Assets:
Derivative instruments	Current assets	$19,469	$(426)	$19,043
Derivative instruments	Noncurrent assets	2,071	(1)	2,070

Total assets		$21,540	$(427)	$21,113

December 31, 2014:
Assets:
Derivative instruments	Current assets	$30,444	$(22)	$30,422
Derivative instruments	Noncurrent assets	6,365	—	6,365

Total assets		$36,809	$(22)	$36,787

        The following table presents gains and losses for derivative instruments not designated as hedges for accounting purposes for the periods presented (in thousands):

	For the Year Ended December 31,
	2015	2014	2013
Gain (loss) on derivative instruments	$20,756	$41,943	$(4,410)

Note 6—Fair Value Measurements

Assets and Liabilities Measured at Fair Value on a Recurring Basis

        The Predecessor has categorized its assets and liabilities measured at fair value, based on the priority of inputs to the valuation technique, into a three-level fair value hierarchy. Level 1 inputs are the highest priority and consist of unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 are inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Level 3 are unobservable inputs for an asset or liability.

        The following table is a listing of the Predecessor's assets and liabilities that are measured at fair value and where they were classified within the fair value hierarchy as of December 31, 2015:

	Level 1	Level 2	Level 3
Assets:
Derivative instruments, net(1)	$—	$21,113	$—

(1)
This represents financial assets or liabilities that are measured at fair value on a recurring basis.

Fin-64

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 6—Fair Value Measurements (Continued)

        The following table is a listing of the Predecessor's assets and liabilities that are measured at fair value and where they were classified within the fair value hierarchy as of December 31, 2014:

	Level 1	Level 2	Level 3
Assets:
Derivative instruments, net(1)	$—	$36,787	$—
Unproved oil and gas properties(2)	$—	$—	$5,705

(1)
This represents a financial asset or liability that is measured at fair value on a recurring basis.

(2)
This represents a non-financial asset that is measured at fair value on a nonrecurring basis.

        Both financial and non-financial assets and liabilities are categorized within the above fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The following is a description of the valuation methodologies used by the Predecessor as well as the general classification of such instruments pursuant to the above fair value hierarchy. There were no transfers between Level 1, Level 2 or Level 3 during any period presented.

Derivatives

        The Predecessor uses Level 2 inputs to measure the fair value of its derivative instruments. The fair value of all derivative instruments is estimated with industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. The fair value of all derivative instruments is estimated using a combined income and market valuation methodology based upon forward commodity price and volatility curves. The curves are obtained from independent pricing services, and the Predecessor has made no adjustments to the obtained prices. The independent pricing services publish observable market information from multiple brokers and exchanges. All valuations were compared against counterparty valuations to verify the reasonableness of prices. The Predecessor also considers counterparty credit risk and its own credit risk in its determination of all estimated fair values. The Predecessor has consistently applied these valuation techniques in all periods presented and believes it has obtained the most accurate information available for the types of derivative contracts it holds. The Predecessor recognizes transfers between levels at the end of the reporting period for which the transfer has occurred.

Nonrecurring Fair Value Measurements

        Unproved oil and natural gas property costs are evaluated for impairment and reduced to fair value when there is an indication that the carrying costs may not be recoverable. To measure the fair value of the unproved properties, the Predecessor uses a market approach, which takes into account further development plans, risk weighted potential resource recovery, and estimated reserve values (if any). The Predecessor recorded a $13.8 million impairment related to certain unproved oil and natural gas properties for the year ended December 31, 2014.

        The fair value measurements of assets acquired and liabilities assumed are measured on a nonrecurring basis on the acquisition date using an income valuation technique based on inputs that

Fin-65

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 6—Fair Value Measurements (Continued)

are not observable in the market and therefore represent Level 3 inputs. Significant inputs to the valuation of acquired oil and natural gas properties include estimates of: (i) reserves; (ii) production rates; (iii) future operating and development costs; (iv) future commodity prices, including price differentials; (v) future cash flows; and (vi) a market participant-based weighted average cost of capital rate. These inputs require significant judgments and estimates by the Predecessor's management at the time of the valuation. Refer to Note 4—Acquisitions and Divestitures for additional information on the fair value of assets acquired.

Other Financial Instruments

        The carrying amounts of the Predecessor's cash, cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to the short-term maturities and/or liquid nature of these assets and liabilities. The carrying values of the amounts outstanding under the credit agreement approximate fair value because the variable interest rates are reflective of current market conditions.

Note 7—Long-Term Debt

Credit Agreement

        In May 2015, the Predecessor entered into an amendment to its amended and restated credit agreement ("credit agreement") dated as of October 15, 2014. The amendment extends the term loan maturity from April 15, 2017 to April 15, 2018. The credit agreement includes both a term loan commitment of $65.0 million (the "term loan") and a revolving credit facility (the "revolving credit facility") with commitments of $500.0 million (subject to the borrowing base), with a sublimit for letters of credit of $15.0 million. The borrowing base is subject to regular semi-annual redeterminations.

        The borrowing base of the revolving credit facility under the credit agreement is determined at the discretion of the lenders, and is subject to regular redeterminations in each quarter of 2015 and on April 1 and October 1 in subsequent years. The borrowing base depends on, among other things, the volumes of the Predecessor's proved oil and natural gas reserves and estimated cash flows from these reserves and the Predecessor's commodity hedge positions. In August 2015, the Predecessor's borrowing base was reaffirmed at $140.0 million. The next redetermination date is scheduled for April 1, 2016. Upon a redetermination of the borrowing base, if borrowings in excess of the revised borrowing capacity were outstanding, the Predecessor could be forced to immediately repay a portion of its debt outstanding under the credit agreement.

        At December 31, 2015, outstanding borrowings under the revolving credit facility were $74.0 million and $0.6 million of outstanding letters of credit, leaving $65.4 million in borrowing capacity under the revolving credit facility.

        Interest on the term loan is LIBOR plus 5.25%. Borrowings under the credit agreement bear interest at either (i) LIBOR plus a margin between 1.50% and 2.50% or (ii) the prime rate plus a margin between 0.50% and 1.50%, in each case, based on the amount utilized. The annual commitment fee on the unused portion of the credit facility ranges between 0.375% and 0.50% based on the amount utilized.

Fin-66

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 7—Long-Term Debt (Continued)

        The Term loan, net of unamortized deferred financing costs line item on the accompanying consolidated and combined balance sheets as of December 31, 2015 and 2014, consisted of the following:

	December 31, 2015	December 31, 2014
	(in thousands)
Term loan	$65,000	$65,000
Unamortized deferred financing costs	(351)	(432)

Term loan, net of unamortized deferred financing costs	$64,649	$64,568

        The Predecessor must comply with certain financial and non-financial covenants under the terms of its credit agreement, including limitations on distribution payments, disposition of assets and requirements to maintain certain financial ratios, which include:

  •
  a requirement that the Predecessor's current assets—including amounts available to be drawn under the credit agreement—must exceed current liabilities;

  •
  a requirement that the Predecessor maintain a ratio of consolidated funded debt to consolidated EBITDAX of not more than 4.0 to 1.0.

        At December 31, 2015 the Predecessor was in compliance with its financial covenants.

Note 8—Owners' Equity

Centennial OpCo

        Centennial OpCo's operations are governed by the provisions of the Fourth Amended and Restated Limited Liability Company Agreement ("Agreement"), effective April 15, 2015. As of December 31, 2015, members included Centennial HoldCo, Celero and Follow-On, owning an approximate 61.2%, 21.2% and 17.6% membership interest in Centennial OpCo, respectively.

        In 2015 Follow-On contributed $84.2 million to Centennial OpCo in exchange for membership interests in Centennial OpCo. In addition, Centennial HoldCo contributed approximately $27.2 million to Centennial OpCo in exchange for additional membership interests in Centennial OpCo.

        At December 31, 2015, Centennial OpCo has two classes of membership interests outstanding: Class A, which consist of membership interests held by Centennial HoldCo and Follow-On; and Class B, which consist of membership interests held by Celero. As of December 31, 2015, Centennial HoldCo had contributed $289.4 million and had a remaining capital commitment of $32.5 million, Follow-On had contributed $84.2 million and had a remaining capital commitment of $100.3 million, and Celero had contributed $125.4 million in conjunction with the Combination and does not have a remaining capital commitment. Under the terms of the Agreement, Centennial OpCo will dissolve upon the earlier of July 1, 2022; the sale, disposition or termination of all or substantially all of the property owned by Centennial OpCo; or consent in writing of Centennial HoldCo. Pursuant to the Agreement (and as is customary for limited liability companies), the liability of the members is limited to their contributed capital.

Fin-67

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 8—Owners' Equity (Continued)

        In December 2014, the Predecessor sold its interest in approximately 1,845 net acres in Ward County, Texas, including 18 vertical wells, to an NGP-controlled entity for proceeds of $12.5 million. Because the Predecessor and purchaser are considered entities under common control, the gain of $1.5 million was recorded as a deemed contribution from sale of assets.

        On October 15, 2014, Celero conveyed substantially all of its oil and gas properties and other assets to Centennial OpCo in exchange for membership interests in Centennial OpCo. In connection with the transaction Centennial HoldCo made cash tender offers to Celero's limited partners to purchase their interest in the Partnership for their respective share of the transaction value of $157.6 million. A total of 20.4% of the partners accepted the cash tender offer for a total of $32.2 million. Celero subsequently redeemed Celero limited partnership interests from Centennial HoldCo for $17.1 million in cash and $15.1 million in Centennial OpCo's membership interest. Celero's contribution in Centennial OpCo after the conveyance was $125.4 million. Furthermore, the Combination was accounted for as a reorganization of entities under common control in a manner similar to a pooling of interest which resulted in a deemed distribution of $4.1 million.

        On April 30, 2014 NGP X contributed and conveyed its membership interest in Centennial OpCo to Centennial HoldCo. On May 9, 2014, Centennial OpCo's remaining members sold their membership interests to Centennial OpCo for $75.7 million.

        On March 31, 2014 all of Centennial OpCo's employee members sold their membership interests in Centennial OpCo. Centennial OpCo paid $11.4 million, net of promissory notes from certain employee members, to acquire the membership interests. Contemporaneously, Centennial HoldCo, agreed to purchase the entirety of Centennial OpCo's issued and outstanding incentive units. The total consideration paid by Centennial HoldCo to acquire the issued and outstanding incentive units was $12.4 million and is included in General and administration expense on the consolidated and combined statement of operations. Additionally, the Predecessor recorded a deemed contribution from parent for payment of incentive units from Centennial HoldCo of $12.4 million for funding the incentive unit purchase. All of the incentive unit purchases were fully settled and terminated as of August 31, 2014.

        In February 2014, the Predecessor sold its 98.5% interest in Atlantic Midstream to PennTex Permian, an NGP-controlled entity for net proceeds of $71.8 million. Because the Predecessor and purchaser are considered entities under common control, the gain of $20.0 million was recorded as a deemed contribution from sale of assets.

        In 2013, Centennial OpCo accepted $3.4 million of capital contributions from certain employee members in exchange for full recourse promissory notes, which were recorded as a reduction of owners' equity.

Celero

        In 2014, a portion of limited partners of the partnership elected to exit the partnership for total consideration of $32.2 million. In 2013, Celero made a $21.1 million tax distribution.

Fin-68

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 9—Incentive Unit Compensation

Follow-On Incentive Units

        Under the Amended and Restated NGP Centennial Follow-On LLC Agreement ("Follow-On LLC Agreement"), Follow-On grants certain incentive units to certain employees of Centennial Resource Management, LLC ("Centennial Management"), a wholly-owned subsidiary of Centennial HoldCo. Employees of Centennial Management provide substantially all of their services to the Predecessor and in substance the incentive unit holders are employees of the Predecessor; therefore, Follow-On's incentive units have been treated as obligations of the Predecessor for accounting purposes.

        In April 2015, Tier I, Tier II, Tier III, Tier IV and Tier V incentive units were issued.

        The following table summarizes Follow-On's incentive unit activity for the year ended December 31, 2015:

	Tier I	Tier II	Tier III	Tier IV	Tier V
Incentive units at December 31, 2014	—	—	—	—	—
Forfeited	(5,000)	(5,000)	(5,000)	(5,000)	(5,000)
Granted	919,000	919,000	919,000	919,000	919,000

Incentive units at December 31, 2015	914,000	914,000	914,000	914,000	914,000

Vested at December 31, 2015	121,197	121,197	—	—	—

        All of the incentive units are non-voting and subject to certain vesting and performance conditions. The terms of the incentive units are as follows: Tier I and Tier II incentive units vest ratably over five years, but are subject to forfeiture if payout is not achieved. In addition, all unvested Tier I and Tier II incentive units vest immediately upon Tier I and Tier II payout, respectively. Tier III, IV and V incentive units vest only upon the achievement of certain payout thresholds for each such tier and each tier of incentive units is subject to forfeiture if the applicable required payouts are not achieved. In addition, vested and unvested incentive units are forfeited if an incentive unit holder's employment is terminated for any reason or if the incentive unit holder voluntarily terminates their employment. Payouts for each Tier I through V are based upon achievement of specified rates of return on Follow-On's invested capital.

        The incentive units are issued to employees in return for services provided and cash payout is based, in part, on the value of Follow-On's equity; therefore, the incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period-end fair value. The achievement of payout conditions is a performance condition that requires the Predecessor to assess, at each reporting period, the probability that an event of payout will occur. Compensation cost is required to be recognized at such time that the payout terms are probable of being met. No incentive compensation expense was recorded at December 31, 2015 or 2014, because it was not probable that the performance criterion would be met.

Centennial HoldCo Incentive Units

        As of December 31, 2015 and 2014, Tier I, Tier II, Tier III, Tier IV and Tier V incentive units had been issued to certain employees of Centennial Management. Employees of Centennial Management provide substantially all of their services to the Predecessor and in substance the incentive unit holders

Fin-69

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 9—Incentive Unit Compensation (Continued)

are employees of the Predecessor. Therefore, Centennial HoldCo's incentive units have been treated as obligations of the Predecessor for accounting purposes.

        The following table summarizes Centennial HoldCo's incentive unit activity for the years ended December 31, 2015 and 2014:

	Tier I	Tier II	Tier III	Tier IV	Tier V
Incentive units at December 31, 2013	655,000	655,000	655,000	655,000	655,000
Forfeited	—	—	—	—	—
Granted	254,000	254,000	254,000	254,000	254,000

Incentive units at December 31, 2014	909,000	909,000	909,000	909,000	909,000
Forfeited	(6,000)	(6,000)	(6,000)	(6,000)	(6,000)
Granted	11,000	11,000	11,000	11,000	11,000

Incentive units at December 31, 2015	914,000	914,000	914,000	914,000	914,000

Vested at December 31, 2015	370,517	370,517	—	—	—

        All of the incentive units are non-voting and subject to certain vesting and performance conditions. The terms of the incentive units are as follows: Tier I and Tier II incentive units vest ratably over five years, but are subject to forfeiture if payout is not achieved. In addition, all unvested Tier I and Tier II incentive units vest immediately upon Tier I and Tier II payout, respectively. Tier III, IV and V incentive units vest only upon the achievement of certain payout thresholds for each such tier and each tier of incentive units is subject to forfeiture if the applicable required payouts are not achieved. In addition, vested and unvested incentive units are forfeited if an incentive unit holder's employment is terminated for any reason or if the incentive unit holder voluntarily terminates their employment. Payouts for each Tier I through Tier V are based upon achievement of specified rates of return on Centennial HoldCo's invested capital.

        The incentive units are issued to employees in return for services provided and cash payout is based, in part, on the value of Centennial HoldCo's equity; therefore, the incentive units are accounted for as liability awards under FASB ASC Topic 718, Compensation—Stock Compensation, with compensation expense based on period-end fair value. The achievement of payout conditions is a performance condition that requires the Predecessor to assess, at each reporting period, the probability that an event of payout will occur. Compensation cost is required to be recognized at such time that the payout terms are probable of being met. No incentive compensation expense was recorded at December 31, 2015 or 2014, because it was not probable that the performance criterion would be met.

Centennial OpCo Incentive Units

        Under Centennial OpCo's Second Amended and Restated Limited Liability Company Agreement, Centennial OpCo issued certain incentive units to its management and employees. All of the incentive units were non-voting and subject to certain vesting and performance conditions. The incentive units were accounted for as liability awards and compensation expense is based on period-end fair value.

        On March 31, 2014, Centennial HoldCo agreed to purchase the entirety of Centennial OpCo's issued and outstanding incentive units for total consideration of $12.4 million (the "Incentive Unit

Fin-70

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 9—Incentive Unit Compensation (Continued)

Purchase"). The closing and funding of the Incentive Unit Purchase occurred separately for each employee in accordance with each individual Membership Interest Purchase Agreement during the second and third quarters of 2014 and is included within the General and administrative expense line item in the consolidated and combined statements of operations for the year ended December 31, 2014. Additionally, the Predecessor recorded a capital contribution from Centennial HoldCo of $12.4 million for funding of the Incentive Unit Purchase during the year ended December 31, 2014. As a result of the Incentive Unit Purchase, all of Centennial OpCo's incentive units were fully settled and terminated as of August 31, 2014.

        The following table summarizes Centennial OpCo's incentive unit activity for the years ended December 31, 2014 and 2013:

	Tier I	Tier II	Tier III	Tier IV	Tier V
Incentive units at December 31, 2012	941,252	—	935,004	939,137	939,137
Forfeited	(4,557)	(1,519)	(4,557)	—	—
Settled	(132,322)	(132,322)	(132,322)	(136,681)	(136,681)
Granted	45,877	984,091	45,865	45,893	45,893

Incentive units at December 31, 2013	850,250	850,250	843,990	848,349	848,349
Forfeited	—	—	—	—	—
Settled	(866,159)	(866,159)	(843,990)	(848,349)	(848,349)
Granted	15,909	15,909	—	—	—

Incentive units at December 31, 2014	—	—	—	—	—

Note 10—Asset Retirement Obligations

        The Predecessor recognizes an estimated liability for future costs associated with the plugging and abandonment of its oil and natural gas properties. A liability for the fair value of an asset retirement obligation ("ARO") and a corresponding increase to the carrying value of the related long-lived asset are recorded at the time a well is drilled or acquired. The increase in carrying value is included in proved oil and natural gas properties in the accompanying consolidated and combined balance sheets. The Predecessor depletes the amount added to proved oil and gas property costs and recognizes expense in connection with the accretion of the discounted liability over the remaining estimated economic lives of the respective oil and natural gas properties. Cash paid to settle asset retirement obligations is included in the operating section of the Predecessor's accompanying consolidated and combined statements of cash flows.

        The Predecessor's estimated asset retirement obligation liability is based on historical experience in plugging and abandoning wells, estimated economic lives, estimated plugging and abandonment cost, and federal and state regulatory requirements. The liability is discounted using the credit-adjusted risk-free rate estimated at the time the liability is incurred or revised. In periods subsequent to the initial measurement of the ARO, the Predecessor must recognize period-to-period changes in the liability resulting from the passage of time and revisions to either the timing or the amount of the original estimate of undiscounted cash flows.

Fin-71

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 10—Asset Retirement Obligations (Continued)

        The following table summarizes the changes in the Predecessor's asset retirement obligations for the periods indicated (in thousands):

	For the Year Ended December 31,
	2015	2014
Asset retirement obligations, beginning of year	$1,824	$3,557
Additional liabilities incurred	133	670
Liabilities acquired	178	—
Liabilities disposed(1)	—	(2,820)
Accretion expense	139	156
Revision of estimated liabilities	14	261

Asset retirement obligations, end of year	$2,288	$1,824

(1)
Refer to Note 4—Acquisitions and Divestitures.

Note 11—Commitments and Contingencies

Commitments

        The following is a schedule of minimum future lease payments with commitments that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2015:

Years Ending December 31,	Amount
(in thousands)
2016	$2,676
2017	477
2018	485
2019	419
2020	—
Thereafter	—

Total	$4,057

Drilling Rig Contracts

        As of December 31, 2015, the Predecessor is not party to any long-term drilling rig contracts.

        In light of the low commodity price environment, the Predecessor curtailed its drilling activity during 2015. For the year ended December 31, 2015, the Predecessor incurred drilling rig termination fees of $2.4 million, which are recorded in the Contract termination and rig stacking line item in the accompanying consolidated and combined statement of operations.

Fin-72

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 11—Commitments and Contingencies (Continued)

Office Leases

        The Predecessor leases office space in Denver, Colorado and Midland, Texas. Rent expense for the years ended December 31, 2015, 2014 and 2013 was $0.4 million, $0.5 million and $0.8 million, respectively.

Financing Obligation

        The Predecessor is party to a contract with PennTex Permian, LLC ("PennTex"), an NGP-controlled entity, to construct an expansion of the gathering system and a receipt point. The Predecessor will reimburse the gas gatherer for the total cost of the expansion project. The Predecessor shall pay a minimum fee of $7,000 per day until the gas gatherer recoups the capital outlay for the expansion project. The Predecessor determined that the agreement contains an embedded lease and the transaction was accounted for as a financing obligation. The Predecessor recorded an asset and a liability of $3.8 million attributable to this agreement. The asset is being depreciated over its estimated remaining life. At December 31, 2015, a short-term liability of $2.1 million was included in Other current liabilities on the consolidated and combined balance sheets. The Predecessor has made payments of $1.7 million as of December 31, 2015, including interest.

Contingencies

        The Predecessor is subject to litigation and claims arising in the ordinary course of business. The Predecessor accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of management, the results of such pending litigation and claims will not have a material effect on the results of operations, the financial position, or the cash flows of the Predecessor.

Note 12—Transactions with Related Parties

        In December 2014, the Predecessor sold its interest in approximately 1,845 net acres in Ward County, Texas, including 18 vertical wells, to an NGP-controlled entity for proceeds of $12.5 million. For additional discussion, please refer to Note 4—Acquisitions and Divestitures.

        In October 2014, Celero, an NGP-controlled entity, conveyed substantially all of its oil and gas properties and other assets to Centennial OpCo in exchange for membership interests in Centennial OpCo. As a result of the transaction, Centennial HoldCo owned approximately 72% of Centennial OpCo, and Celero owned the remaining 28%. For additional discussion, please refer to Note 2—Basis of Presentation.

        Effective October 14, 2014, the Predecessor entered into a Management Services Agreement with Centennial Management, a wholly-owned subsidiary of Centennial HoldCo. Employees of Centennial Management provide substantially all of their services to the Predecessor.

        In October 2014, the gas gathering agreement with PennTex Permian was amended to construct an expansion of the gathering system and a receipt point. The Predecessor will reimburse PennTex Permian for the total cost of the expansion project. The Predecessor shall pay a minimum fee of $7,000 per day until PennTex Permian recoups the capital outlay for the expansion project. At December 31, 2015, a short-term liability of $2.1 million was included in Other current liabilities on the consolidated

Fin-73

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 12—Transactions with Related Parties (Continued)

and combined balance sheets. As of December 31, 2015, the Predecessor has made payments of $1.7 million, including interest.

        In February 2014, the Predecessor entered into a gas gathering agreement with Atlantic Midstream. At the time this agreement was entered into, the Predecessor had a 98.5% interest in Atlantic Midstream. In February 2014, subsequent to entry into this gas gathering agreement, the Predecessor sold its 98.5% interest in Atlantic Midstream to PennTex Permian, LLC, an NGP-controlled entity for net proceeds of $71.8 million. PennTex paid the Predecessor $1.2 million and $2.2 million for purchases of residue gas and NGLs (net of gathering, processing and other fees) for the years ended December 31, 2015 and 2014.

        From time to time, the Predecessor obtains services related to its drilling and completion activities from affiliates of NGP. In particular, since 2014, the Predecessor has paid the following amounts to the following affiliates of NGP for such services: (i) approximately $1.2 million during the year ended December 31, 2015 to RockPile Energy Services, LLC; and (ii) approximately $1.7 million during the year ended December 31, 2014 to MS Energy Services.

Note 13—Subsequent Events

        The Predecessor has evaluated all subsequent events through April 4, 2016, the date the financial statements were issued and has nothing additional to disclose.

Note 14—Supplemental Oil and Gas Information (unaudited)

Costs Incurred For Oil and Natural Gas Producing Activities

        The following table sets forth the capitalized costs incurred in the Predecessor's oil and natural gas production, exploration, and development activities:

	For the Years Ended December 31,
	2015	2014	2013
	(in thousands)
Acquisition costs:
Proved properties	$14,268	$5,758	$10,208
Unproved properties	28,955	16,409	17,204
Development costs	87,452	324,802	151,562

Total	$130,675	$346,969	$178,974

Oil and Gas Reserve Quantities

        The reserve estimates presented below were made in accordance with U.S. GAAP requirements for disclosures about oil and natural gas producing activities and Securities and Exchange Commission ("SEC") rules for oil and natural gas reporting reserves estimation and disclosure.

Fin-74

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 14—Supplemental Oil and Gas Information (unaudited) (Continued)

        Estimates of the Predecessor's proved oil and natural gas reserves at December 31, 2015 and 2014 were prepared by Netherland, Sewell & Associates, Inc. Estimates of the Predecessor's proved oil and natural gas reserves at December 31, 2013 were prepared internally by management and not by independent third-party petroleum engineers.

        There are numerous uncertainties inherent in estimating quantities of proved oil and natural gas reserves. Oil and natural gas reserve engineering is a subjective process of estimating underground accumulations of oil and natural gas that cannot be precisely measured and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered.

        The following table summarizes the trailing 12-month index prices used in the reserve estimates for the years ended December 31, 2015, 2014 and 2013. The following prices, as adjusted for transportation, quality, and basis differentials, were used in the calculation of the standardized measure of discounted future net cash flows ("standardized measure"):

	For the Years Ended December 31,
	2015	2014	2013
	(in thousands)
Oil (per Bbl)	$41.85	$84.94	$92.05
Gas (per Mcf)	$1.71	$4.70	$3.76
NGLs (per Bbl)	$13.94	$22.70	$26.05

Fin-75

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 14—Supplemental Oil and Gas Information (unaudited) (Continued)

        The table below presents a summary of changes in the Predecessor's estimated proved reserves:

	For the Years Ended December 31,
	2015			2014			2013
	Crude Oil (MBbls)	Natural Gas (MMcf)	Natural Gas Liquids (MBbls)	Crude Oil (MBbls)	Natural Gas (MMcf)	Natural Gas Liquids (MBbls)	Crude Oil (MBbls)	Natural Gas (MMcf)	Natural Gas Liquids (MBbls)
Total Proved Reserves:
Beginning of the year	19,850	27,414	1,551	18,510	6,968	525	11,422	10,032	967
Extensions and discoveries	9,444	11,927	1,432	16,122	22,575	1,127	12,459	5,189	300
Revisions of previous estimates	(5,109)	(5,204)	995	56	178	180	426	837	80
Purchases of reserves in place	844	1,363	204	162	192	23	109	94	8
Divestitures of reserves in place	—	—	—	(13,572)	(387)	(69)	(5,193)	(8,387)	(732)
Production	(1,830)	(3,058)	(331)	(1,428)	(2,112)	(235)	(713)	(797)	(98)

End of the year	23,199	32,442	3,851	19,850	27,414	1,551	18,510	6,968	525

Proved Developed Reserves:
Beginning of the year	8,026	11,959	766	6,021	4,837	382	2,978	2,078	285
End of the year	9,347	12,711	1,603	8,026	11,959	766	6,021	4,837	382
Proved Undeveloped Reserves:
Beginning of the year	11,823	15,455	785	12,489	2,131	143	8,444	7,954	682
End of the year	13,852	19,731	2,248	11,823	15,455	785	12,489	2,131	143

        Proved reserves at December 31, 2015 increased 25% to 32,457 MBoe, compared to 25,970 MBoe at December 31, 2014.

        During 2015, the Predecessor added 12,864 MBoe of proved reserves through extensions, primarily due to its drilling activity.

        During 2015, the Predecessor had net negative revisions of 4,981 MBoe. The significant decrease in commodity prices seen in 2015 resulted in negative revisions related to the conversion of approximately 6,794 MBoe from PUDs to unproved reserves, partially offset by a positive revision in performance.

        During 2015, the Predecessor acquired 1,275 MBoe of proved reserves. Refer to Note 4—Acquisitions and Divestitures.

        During 2014, the Predecessor added 21,012 MBoe of proved reserves through extensions and discoveries, primarily due to its continued development drilling program and 265 MBoe of proved reserves, due to better than expected performance of its proved developed reserves.

        During 2014, the Predecessor divested of 13,706 MBoe of proved reserves. Refer to Note 4—Acquisitions and Divestitures.

        During 2013, the Predecessor added 6,934 MBoe of proved reserves through extension and discoveries, primarily from the drilling of new wells and from new proved undeveloped locations added during the year. Additionally, the Predecessor added 6,799 MBoe through improved recovery. Improved

Fin-76

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 14—Supplemental Oil and Gas Information (unaudited) (Continued)

recovery reflects reserve additions that result from the application of tertiary recovery methods such as CO2 injection at the Predecessor's Caprock field. The Caprock field was sold in May 2014.

        During 2013, the Predecessor had revisions of 646 MBoe due to better than expected performance attributable to its proved developed reserves.

        During 2013, the Predecessor divested of 7,323 MBoe for certain properties sold. Refer to Note 4—Acquisitions and Divestitures.

Standardized Measure of Discounted Future Net Cash Flows

        The Predecessor computes a standardized measure of discounted future net cash flows and changes therein relating to estimated proved reserves in accordance with authoritative accounting guidance. Future cash inflows and production and development costs are determined by applying prices and costs, including transportation, quality, and basis differentials, to the year-end estimated future reserve quantities. The resulting future net cash flows are reduced to present value amounts by applying a 10% annual discount factor.

        Future operating costs are determined based on estimates of expenditures to be incurred in developing and producing the proved reserves in place at the end of the period using year-end costs and assuming continuation of existing economic conditions.

        The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect the Predecessor's expectations of actual revenues to be derived from those reserves, nor their present value amount. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process.

        The following table presents the Predecessor's standardized measure of discounted future net cash flows for the periods indicated:

	December 31,
	2015	2014	2013
	(in thousands)
Future cash inflows	$1,079,962	$1,850,205	$1,743,612
Future development costs	(277,837)	(440,366)	(223,227)
Future production costs	(450,058)	(457,236)	(601,614)
Future income tax expenses	(6,643)	(10,834)	(3,540)

Future net cash flows	345,424	941,769	915,231
10% discount to reflect timing of cash flows	(210,355)	(575,886)	(543,924)

Standardized measure of discounted future net cash flows	$135,069	$365,883	$371,307

Fin-77

CENTENNIAL RESOURCE PRODUCTION, LLC AND CELERO ENERGY COMPANY, LP
(PREDECESSOR)

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS (Continued)

Note 14—Supplemental Oil and Gas Information (unaudited) (Continued)

        A summary of changes in the standardized measure of discounted future net cash flows is as follows for the periods indicated:

	For the Years Ended December 31,
	2015	2014	2013
	(in thousands)
Standardized measure of discounted future net cash flows, beginning of the period	$365,883	$371,307	$257,083
Sales of oil, natural gas and NGLs, net of production costs	(58,534)	(102,488)	(47,424)
Purchase of minerals in place	14,416	5,650	4,410
Divestiture of minerals in place	—	(242,344)	(73,174)
Extensions and discoveries, net of future development costs	57,894	312,532	99,107
Change in estimated development costs	16,100	10,386	7,520
Net change in prices and production costs	(494,734)	(3,027)	21,601
Change in estimated future development costs	247,642	2,935	(40,783)
Revisions of previous quantity estimates	(51,342)	924	135,759
Accretion of discount	37,517	13,561	19,000
Net change in income taxes	1,601	(2,762)	(35)
Net change in timing of production and other	(1,374)	(791)	(11,757)

Standardized measure of discounted future net cash flows, end of the period	$135,069	$365,883	$371,307

Fin-78

ANNEX A: CONTRIBUTION AGREEMENT

Composite Copy

(Incorporating Amendment No. 1
to Contribution Agreement)

CONTRIBUTION AGREEMENT

by and among

CENTENNIAL RESOURCE DEVELOPMENT, LLC,

NGP CENTENNIAL FOLLOW-ON LLC,

CELERO ENERGY COMPANY, LP,

CENTENNIAL RESOURCE PRODUCTION, LLC,

and

NEW CENTENNIAL, LLC

Dated as of July 6, 2016

A-i

A-ii

LIST OF EXHIBITS

Exhibit A	Form of Guaranty
Exhibit B-1	Material Terms of A&R LLC Agreement (No Assignment)
Exhibit B-2	Material Terms of A&R LLC Agreement (Assignment)
Exhibit C	Form of Escrow Agreement
Exhibit D	Silver Run Provisions
Exhibit E	Form of Joinder Agreement
Exhibit F	Form of Consulting Agreement
Exhibit G	Form of Centennial Contributor Seller Note

A-iii

CONTRIBUTION AGREEMENT

        This Contribution Agreement (this "Agreement") is entered into as of July 6, 2016, by and among (i) Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), (ii) NGP Centennial Follow-On LLC, a Delaware limited liability company ("NGP Follow-On"), (iii) Celero Energy Company, LP, a Delaware limited partnership ("Celero" and, together with CRD and NGP Follow-On, the "Centennial Contributors" and each, individually, a "Centennial Contributor"), (iv) Centennial Resource Production, LLC, a Delaware limited liability company (the "Company") and (v) New Centennial, LLC, a Delaware limited liability company ("Riverstone").

RECITALS

        WHEREAS, the Centennial Contributors collectively own 100% of the issued and outstanding Interests in the Company (the "Company Interests");

        WHEREAS, Riverstone desires to make the Riverstone Cash Contribution (as defined below) to the Company as part of the recapitalization of the Company Interests on the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, on the date hereof, Riverstone will pay the Deposit (as defined below) to the Escrow Agent (as defined below);

        WHEREAS, in order to induce the Centennial Contributors and the Company to enter into this Agreement, simultaneously with the execution of this Agreement, Riverstone Global Energy and Power Fund VI, L.P. (the "Guarantor") has delivered to the Company a guaranty in the form attached hereto as Exhibit A (the "Guaranty"), pursuant to which the Guarantor has agreed to guarantee the obligations of Riverstone hereunder; and

        WHEREAS, on the date hereof, the members of Senior Management have entered into consulting agreements in the form attached hereto as Exhibit F pursuant to which they may provide certain consulting services to the Company following the Closing.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

        1.1    Certain Definitions.     As used in this Agreement, the following terms have the meanings set forth below:

        "A&R LLC Agreement" means that certain Fifth Amended and Restated Limited Liability Company Agreement of the Company dated as of the Closing Date, in such form as is agreed to by the parties pursuant to Section 7.3.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise; provided, however, that with respect to Riverstone, the term "Affiliate" shall not include any portfolio company of Guarantor or any of its Affiliates.

        "all the other parties" means, with respect to any party, the other Persons party to this Agreement.

        "Cash Consideration" means cash in an amount equal to the Riverstone Cash Contribution.

        "Class C Common Stock" has the meaning given to such term in Exhibit B-2.

        "Code" means the Internal Revenue Code of 1986.

        "Company Group Plan" means any Employee Benefit Plan sponsored, maintained or contributed to by the Company or any of its Subsidiaries or the Management Company, to which the Company or any Subsidiary or the Management Company is a party, to which the Company or any Subsidiary or the Management Company is obligated to contribute to, or with respect to which the Company or any Subsidiary or the Management Company has any liability (including contingent liability); provided, however, that the term "Company Group Plan" shall not include any PEO Benefit Plan.

        "Company LLC Agreement" means that certain Fourth Amended and Restated Limited Liability Company Agreement of the Company dated April 15, 2015, as amended to the date hereof.

        "Company Units" means units representing common Interests in the Company after giving effect to the Recapitalization.

        "Confidential Information" means all information, trade secrets, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, including all such information relating to strategies, corporate opportunities, geological data, geophysical data, geological analysis, research, financial and sales data, geological interpretations, well log interpretations and other interpretations, evaluations or opinions, project locations, prospect locations, prospect leads, production, the identity of customers or acquisition targets (or contacts within their organizations) and all writings or materials of any type constituting or embodying any of such information, ideals, concepts, improvements, discoveries, inventions and other similar forms of expression that are obtained by or on behalf of a Centennial Contributor from the Company, its Subsidiaries or any of their respective representatives and relate to the Company's or any of its Subsidiaries' business, trade secrets, products or services, other than information which (a) was or becomes generally available to the public other than as a result of a breach of this Agreement by such Centennial Contributor, (b) was or becomes available to such Centennial Contributor from a source other than the Company, its Subsidiaries or any of their respective representatives or (c) is independently developed by the Centennial Contributor without the use of any such information of the Company.

        "control" and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Delaware LLC Act" means the Delaware Limited Liability Company Act, as amended from time to time.

        "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

        "Employee Benefit Plan" of any Person means any "employee benefit plan" (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any personnel policy (oral or written), equity option, restricted equity, equity purchase plan, other equity or equity-based compensation plan or arrangement, phantom equity or appreciation rights plan or arrangement, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and any other plan, agreement, arrangement, program, practice, or understanding.

        "Encumbrances" means liens, pledges, charges, encumbrances, claims, mortgages, deeds of trust, security interests, restrictions, rights of first refusal, defects in title, or other burdens, options or encumbrances of any kind.

        "Environmental Laws" means any and all applicable Laws and Company Permits pertaining to prevention of pollution or protection of the environment (including (i) any natural resource restoration and natural resource damages, or (ii) the presence, generation, use, storage, treatment, disposal or Release of Hazardous Materials into the indoor or outdoor environment, or the arrangement of any such activities), or to human health or safety to the extent such human health or safety relates to exposure to Hazardous Materials, in effect as of the date hereof.

        "Equity Consideration" means the Recapitalized Interests issued to the Centennial Contributors as a result of the Recapitalization.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

        "Escrow Agreement" means that certain Escrow Agreement, dated the date hereof, among the Centennial Contributors, Riverstone and the Escrow Agent, substantially in the form attached hereto as Exhibit C.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Golden Share" means a share of preferred stock of Silver Run with such rights and privileges as are agreed to by the parties pursuant to Section 7.3.

        "Governmental Entity" means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

        "Hazardous Materials" means any (1) chemical, product, substance, waste, pollutant, or contaminant that is defined or listed as hazardous or toxic or that is otherwise regulated under any Environmental Law; (2) asbestos containing materials, whether in a friable or non-friable condition, lead-containing material, polychlorinated biphenyls, naturally occurring radioactive materials or radon; and (3) any Hydrocarbons.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

        "Hydrocarbons" means crude oil, natural gas, condensate, drip gas and natural gas liquids, coalbed gas, ethane, propane, iso-butane, nor-butane, gasoline, scrubber liquids and other liquids or gaseous hydrocarbons or other substances (including minerals or gases), or any combination thereof, produced or associated therewith.

        "Indebtedness" of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person; (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; (e) indebtedness of others as described in clauses (a) through (d)  above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors or accrued expenses, in each case arising in the ordinary course of business consistent with past practice and that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the ordinary course of business.

        "Intellectual Property" means any and all proprietary, industrial and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (A) utility models, supplementary protection certificates, patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (B) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (C) copyrights, moral rights, database rights, other rights in works of authorship and registrations and applications for registration of the foregoing; and (D) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.

        "Interest" means, with respect to any Person: (a) capital stock, membership interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest of such Person; (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing; and (c) any right (contingent or otherwise) to acquire any of the foregoing.

        "IRS" means the Internal Revenue Service.

        "knowledge" means the actual knowledge of, in the case of the Company, the individuals listed in Schedule 1.1 of the Company Disclosure Letter.

        "Law" means any law, rule, regulation, ordinance, code, judgment, decree, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity, including common law.

        "Management Company" means Centennial Resource Management, LLC, a Delaware limited liability company.

        "Material Adverse Effect" means, when used with respect to any Person, any occurrence, condition, change, event or effect that (i) has had, is or is reasonably likely to result in, a material adverse effect to the financial condition, business or results of operations of such Person and its Subsidiaries, taken as a whole, or (ii) prevents or materially delays or impairs the ability of such Person (and its Subsidiaries, if applicable) to consummate the Transactions; provided, however, that in no event shall any of the following constitute a Material Adverse Effect pursuant to clause (i): (A) any occurrence, condition, change, event or effect resulting from or relating to changes in general economic or financial market conditions; (B) any occurrence, condition, change (including changes in applicable Law), event or effect that generally affects the oil and gas exploration and production industry generally (including changes in commodity prices, general market prices and regulatory changes affecting such industry generally); (C) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any natural disasters and acts of terrorism (but not any such event resulting in any damage or destruction to or loss of such Person's physical properties to the extent such change or effect would otherwise constitute a Material Adverse Effect); (D) any failure to meet internal estimates, projections or forecasts (it being understood that the underlying cause of any such failure, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur); (E) any occurrence, condition, change, event or effect resulting from or relating to the announcement or pendency of the Transactions; (F) any change in GAAP, or in the interpretation thereof, as imposed upon such Person, its Subsidiaries or their respective businesses or any change in applicable Law, or in the interpretation thereof and (G) with respect only to Silver Run, any change in the trading prices or trading volume of the equity securities of Silver Run (it being understood that any underlying cause of such change in the trading prices or trading volume of the equity securities of Silver Run, not otherwise excluded by the exceptions set forth in this definition, may be taken into consideration in determining whether a Material Adverse Effect has occurred or is reasonably expected to occur); provided, further, that in the case of the foregoing clauses (A), (B) and (C), except to the extent that any such matters have a disproportionate and materially adverse effect on the business of the Company and its Subsidiaries (taken as a whole) relative to other businesses in the industries in which the Company and its Subsidiaries operate. Notwithstanding the foregoing, when the term "Material Adverse Effect" is being used with respect to any Centennial Contributor or Riverstone, it shall mean any occurrence, condition, change, event or effect that prevents or materially delays or impairs the ability of such Centennial Contributor or Riverstone, as applicable, to consummate the Transactions.

        "Natural Gas Partners" means NGP Energy Capital Management, L.L.C., a Delaware limited liability company.

        "Oil and Gas Contract" means any of the following contracts to which the Company and/or any of its Subsidiaries is a party (other than, in each case, an Oil and Gas Lease): all farm-in and farm-out agreements, areas of mutual interest agreements, joint venture agreements, development agreements, production sharing agreements, operating agreements, unitization, pooling and communitization agreements, declarations and orders, division orders, transfer orders, oil and gas sales agreements, exchange agreements, gathering and processing contracts and agreements, drilling, service and supply contracts, geophysical and geological contracts, land broker, title attorney and abstractor contracts, leases of personal property used or held for use primarily in connection with Oil and Gas Properties and all other contracts relating to Hydrocarbons, revenues therefrom or operations with respect thereto and all claims and rights thereto, and, in each case, all rights, titles and interests thereunder.

        "Oil and Gas Leases" means all leases, subleases, licenses or other occupancy or similar agreements under which a Person leases, subleases or licenses or otherwise acquires or obtains operating rights in and to Hydrocarbons.

        "Oil and Gas Properties" means all interests in and rights with respect to (a) oil, gas, mineral, and similar properties of any kind and nature, including working, leasehold and mineral interests and operating rights and royalties, overriding royalties, production payments, net profit interests and other non-working interests and non-operating interests (including all rights and interests derived from Oil and Gas Leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, and in each case, interests thereunder), fee interests, reversionary interests, back-in interests, reservations and concessions and (b) all wells located on or producing from such leases and properties described in clause (a).

        "Organizational Documents" means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement thereof, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

        "other party" or "other parties" means (a) when used with respect to the Company or any Centennial Contributor, Riverstone (and, if applicable, any Riverstone Assignee) and (b) when used with respect to Riverstone (or, if applicable, any Riverstone Assignee), the Company and each Centennial Contributor.

        "party" or "parties" means a party or the parties to this Agreement.

        "PEO" means Insperity PEO Services, L.P.

        "PEO Benefit Plan" means any Employee Benefit Plan sponsored or maintained by PEO.

        "Permitted Encumbrances" means:

        (a)   to the extent not applicable to the transactions contemplated hereby or thereby or otherwise waived in writing (or if the time period for the exercise of such rights has expired) or such rights are deemed to have been waived pursuant to the express terms of such agreements and documents prior to the Closing, preferential purchase rights, rights of first refusal, purchase options and similar rights granted pursuant to any contracts, including joint operating agreements, joint ownership agreements, stockholders agreements, organic documents and other similar agreements and documents;

        (b)   contractual or statutory mechanic's, materialmen's, warehouseman's, journeyman's and carrier's liens and other similar Encumbrances arising in the ordinary course of business for amounts not yet delinquent and Encumbrances for Taxes or assessments that are not yet delinquent or, in all instances, if delinquent, that are being contested in good faith in the ordinary course of business and for which adequate reserves have been established by the party responsible for payment thereof;

        (c)   Production Burdens payable to third parties that would not reduce the net revenue interest share of the Company or its Subsidiaries in any Oil and Gas Property below the net revenue interest share shown in the Company Reserve Report with respect to such lease, or increase the working interest of the Company or of its Subsidiaries in any Oil and Gas Property above the working interest shown on the Company Reserve Report with respect to such property;

        (d)   Encumbrances arising in the ordinary course of business under operating agreements, joint venture agreements, partnership agreements, Oil and Gas Leases, farm-out agreements, division orders, contracts for the sale, purchase, transportation, processing or exchange of oil, gas or other Hydrocarbons, unitization and pooling declarations and agreements, area of mutual interest agreements, development agreements, joint ownership arrangements and other agreements that are customary in the oil and gas business, but only if, in each case, such Encumbrance (i) secures obligations that are not Indebtedness or a deferred purchase price and are not delinquent, (ii) has no material adverse effect on the value, use or operation of the property or asset encumbered thereby, and (iii) is payable to a third party and would not reduce the net revenue interest share of the Company or its Subsidiaries in any Oil and Gas Property below the net revenue interest share shown in the Company Reserve Report with respect to such lease, or increase the working interest of the Company or of its Subsidiaries in any Oil and Gas Property above the working interest shown on the Company Reserve Report with respect to such property;

        (e)   all easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of the Company or any of its Subsidiaries, that are customarily granted in the oil and gas industry and do not materially interfere with the operation, value or use of the property or asset affected thereby;

        (f)    any Encumbrances discharged at or prior to the Closing;

        (g)   Encumbrances imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions; or

        (h)   Encumbrances, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions and other similar matters that (i) would be accepted by a reasonably prudent purchaser of oil and gas interests, (ii) do not materially interfere with the operation, value or use of the property or asset affected thereby and (iii) would not reduce the net revenue interest share of the Company or its Subsidiaries in any Oil and Gas Lease below the net revenue interest share shown in the Company Reserve Report with respect to such lease, or increase the working interest of the Company or of its Subsidiaries in any Oil and Gas Lease above the working interest shown on the Company Reserve Report with respect to such lease.

        "Person" means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.

        "Pre-Closing Period" means any Tax period ending on or before the Closing Date.

        "Proceeding" means any actual or threatened claim (including a claim of a violation of applicable Law), action, audit, demand, suit, proceeding, investigation or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise and whether or not such claim, action, audit, demand, suit, proceeding, investigation or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

        "Production Burdens" means any royalties (including lessor's royalties), overriding royalties, production payments, net profit interests or other burdens upon, measured by or payable out of oil, gas or mineral production.

        "Recapitalization" means the recapitalization of the Company pursuant to Section 2.1(a) or Section 2.1(b), as applicable.

        "Recapitalized Interests" means the Company Units issued to the Centennial Contributors in the Recapitalization pursuant to Section 2.1(a) or Section 2.1(b), as applicable.

        "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of the Closing Date, in such form as is agreed to by the parties pursuant to Section 7.3.

        "Registration Statement" means that certain Centennial Resource Development, Inc. Registration Statement filed on Form S-1 (Registration No. 333-212185) with the SEC on June 22, 2016.

        "Release" means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

        "Riverstone Subscription Agreement" means that certain Subscription Agreement, dated as of July 21, 2016, between Riverstone Centennial Holdings, L.P. and Silver Run.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933.

        "Senior Management" means any of Ward Polzin, George Glyphis, Bret Siepman, Jamie Wheat, Tim Muniz, Sean Smith, Roxy Forst and Terry Sherban.

        "Senior Management Entity" means any Person that is controlled, directly or indirectly, by CRD or Natural Gas Partners and for which any member of Senior Management serves as a director, manager, member or other equity holder or as an officer, employee, consultant or other service provider, in each case as of the time of determination.

        "Silver Run" means Silver Run Acquisition Corporation, a Delaware corporation.

        "Silver Run Approval Period" means a period of time commencing on the first Business Day after the date of this Agreement and ending on the earliest to occur of (i) the first Business Day that is 95 days after the commencement of such period of time, (ii) if the parties have acknowledged and agreed that the Equity Documents are finalized and completed pursuant to Section 7.3(b), the completion of a vote of the stockholders of Silver Run with respect to the Transactions, whether such vote is in favor or against the same or (iii) the Silver Run Approval Early Termination Date.

        "Silver Run Approval Early Termination Date" means the tenth day following the delivery of written notice by Riverstone to the Company of an election to terminate the Silver Run Approval Period.

        "Silver Run Class A Common Stock" has the meaning given to such term on Exhibit D.

        "Silver Run Class B Common Stock" has the meaning given to such term on Exhibit D.

        "Silver Run IPO" means the initial public offering of shares of Silver Run Class A Common Stock, which closed on February 29, 2016.

        "Silver Run Offer" means the offer by Silver Run to the holders of its Class A Common Stock to have such shares redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in the Organizational Documents of Silver Run in connection with obtaining any required approval from the stockholders of Silver Run related to this Agreement and the Transactions.

        "Silver Run Transactions" means (a) the issuance by Silver Run of 20,000,000 shares of Silver Run Class A Common Stock at $10.00 per share pursuant to that certain Subscription Agreement, dated as of July 21, 2016, among certain funds and Silver Run and that certain Subscription Agreement, dated as of July 21, 2016, among certain funds and Silver Run; (b) the issuance by Silver Run of shares of Silver Run Class A Common Stock at $10.00 per share (including any shares purchased to facilitate the Transactions) pursuant to the Riverstone Subscription Agreement; (c) the conversion of 12,500,000 shares of Silver Run Class B Common Stock into 12,500,000 shares of Silver Run Class A Common Stock, (d) any other issuance of Silver Run Class A Common Stock prior to or in connection with the Closing and (e) the redemption by Silver Run of shares of Silver Run Class A Common Stock held by any public stockholders of Silver Run in connection with the consummation of the Transactions.

        "Straddle Period" means any Tax period beginning on or before and ending after the Closing Date.

        "Subsidiary" means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.

        "Taxes" means any and all taxes, charges, levies, interest, penalties, additions to tax or other assessments of any kind, including, but not limited to, income, corporate, capital, excise, property, sales, use, turnover, value added and franchise taxes, deductions, withholdings and custom duties, imposed by any Governmental Entity.

        "Tax Returns" means any return, report, statement, information return or other document filed or required to be filed with any Governmental Entity in connection with the determination, assessment, collection or administration of any Taxes or the administration of any Laws relating to any Taxes, including any schedule or attachment thereto, any related or supporting information and any amendment thereof.

        "Transaction Agreements" means this Agreement and each other agreement to be executed and delivered in connection herewith and therewith.

        "Transactions" means the Recapitalization and the other transactions contemplated by this Agreement and the Transaction Agreements.

        "Transfer Taxes" means any transfer, sales, use, stamp, registration or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar taxes arising from the Transactions.

        "Trust Account" has the meaning given to such term on Exhibit D.

        "ultimate parent entity" has the meaning given to such term in the HSR Act.

        "Willful and Material Breach" shall mean a material breach that is a consequence of an act undertaken by the breaching party with the actual knowledge and intent that the taking of such act would constitute a breach of this Agreement.

        1.2    Terms Defined Elsewhere.     As used in this Agreement, the following terms have the meanings set forth below:

Definition	Section
Additional Debt Repayment Contribution	2.1
Additional Riverstone Interests	2.1
Agreement	Preamble
Antitrust Division	7.5(b)
Assignment Agreement	2.4(b)(i)
Business Day	2.2
Cap Amount	7.7(d)
Cause	7.6(d)
Celero	Preamble
Centennial Cash Election	7.3(a)
Centennial Contributor or Centennial Contributors	Preamble
Centennial Contributor Disclosure Letter	Article III
Centennial Contributor Material Adverse Effect	3.1
Centennial Contributor Released Claims	10.14(b)
Centennial Contributor Seller Note	2.1
Charter Amendments	7.3(a)
Closing	2.2
Closing Date	2.2
Company	Preamble
Company Affiliate	10.10
Company Contracts	4.17(b)
Company Disclosure Letter	Article IV
Company Employees	7.6(a)
Company Group Plan	4.10(d)
Company Independent Petroleum Engineers	4.15(a)
Company Intellectual Property	4.13
Company Interests	Recitals
Company Material Adverse Effect	4.1
Company Material Leased Real Property	4.14
Company Material Real Property Lease	4.14
Company Owned Real Property	4.14
Company Permits	4.8(a)
Company Related Party Transaction	1.2
Company Related Persons	10.14(b)
Company Released Claims	10.14(c)
Company Reserve Report	4.15(a)
Confidentiality Agreement	7.4(b)
Continuing Employees	7.6(a)
Continuing Employer	7.6(d)
Covered Period	7.6(a)
CRD	Preamble
Creditors' Rights	3.2(a)
Deposit	2.3
e-mail	10.3
End Date	9.1(b)(iii)
Equity Consideration	2.1
Equity Documents	7.3(a)

Definition	Section
Escrow Agent	2.3
FTC	7.5(b)
GAAP	4.5(b)
good and defensible title	4.15(a)
Guarantor	Recitals
Guaranty	Recitals
Indemnified Liabilities	7.7(a)
Indemnified Persons	7.7(a)
Initial Riverstone Interests	2.1
Joinder Agreement	10.9
Material Company Insurance Policies	4.19
NGP Follow-On	Preamble
Proxy Statement	4.22
Recapitalization	2.1
Recapitalized Interests	2.1
Related Persons	10.14(b)
Representatives	7.4(a)
Riverstone	Preamble
Riverstone Assignee	10.9
Riverstone Cash Contribution	2.1
Riverstone Interests	2.1
Riverstone Material Adverse Effect	6.1
Tax Allocation Statement	7.13(b)
Terminable Breach	9.1(b)(ii)

ARTICLE II
CONTRIBUTION AND RECAPITALIZATION

        2.1    Contribution and Recapitalization.     Upon the terms and subject to the satisfaction or written waiver of the conditions contained in this Agreement, at the Closing:

        (a)   in the event that Riverstone either does not assign its rights and obligations under this Agreement or assigns its rights and obligations under this Agreement to any Affiliate of Riverstone in accordance with Section 10.9(a), (i) Riverstone shall contribute to the Company cash in the amount of (A) $1,186,744,348 plus (B) $200,000,000 if the Centennial Contributors make a Centennial Cash Election pursuant to Section 7.3(a) (such amount calculated as the sum of clause (A) and clause (B) (if applicable), the "Riverstone Cash Contribution"), plus (C) an amount of cash as is necessary for the Company to repay any outstanding Indebtedness of the Company or any of its Subsidiaries that becomes due and payable as a result of the consummation of the Transactions, to the extent such Indebtedness has not been replaced or refinanced as of the Closing (such amount described in this clause (C), the "Additional Debt Repayment Contribution"), (ii) the Company shall distribute the Cash Consideration to the Centennial Contributors in partial redemption of the Centennial Contributors' Company Interests (or in full redemption of the Centennial Contributors' Company Interests if the Centennial Contributors make a Centennial Cash Election pursuant to Section 7.3(a)) and (iii) the Centennial Contributors and Riverstone shall execute and deliver the A&R LLC Agreement to cause the recapitalization of the Company pursuant to which (1) all of the remaining outstanding Company Interests will be converted into 20,000,000 Company Units and (2) Riverstone will be admitted as a member of the Company and issued such number of Company Units (the "Riverstone Interests") as is equal to the quotient obtained by dividing (x) the Riverstone Cash Contribution plus the Additional Debt Repayment Contribution, if any, by (y) $10, rounded to the nearest whole Company Unit; and

        (b)   in the event that Riverstone assigns its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b), (i) Silver Run shall contribute to the Company cash in an amount (such amount, the "Silver Run Cash Contribution") equal to (A) the net cash proceeds received by Silver Run pursuant to the Silver Run Transactions plus the amount of funds released to Silver Run from the Trust Account minus (B) any deferred underwriting expenses payable by Silver Run at the Closing to the underwriters in the Silver Run IPO (which Silver Run Cash Contribution shall not be less than the Cash Consideration plus any Additional Debt Repayment Contribution), (ii) the Company shall distribute the Cash Consideration to the Centennial Contributors in partial redemption of the Centennial Contributors' Company Interests (or in full redemption of the Centennial Contributors' Company Interests if the Centennial Contributors make a Centennial Cash Election pursuant to Section 7.3(a)), (iii) the Centennial Contributors and Silver Run shall execute and deliver the A&R LLC Agreement to cause the recapitalization of the Company pursuant to which (1) all of the remaining outstanding Company Interests will be converted into 20,000,000 Company Units and (2) Silver Run will be admitted as a member of the Company and issued such number of Company Units (the "Silver Run Interests") as is equal to the number of shares of Silver Run Class A Common Stock outstanding following the completion or occurrence of the Silver Run Transactions.

        (c)   The Cash Consideration and the Equity Consideration shall be allocated among the Centennial Contributors in accordance with Schedule 2.1 of the Centennial Contributor Disclosure Letter.

        (d)   Notwithstanding anything in this Agreement to the contrary, if immediately prior to the Closing, (A) Riverstone (or Silver Run, in the case that Riverstone assigns its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b)) is ready, willing and able to make a cash contribution to the Company of not less than $1,375,000,000 and (B) after giving effect to all cash contributions that Riverstone (or Silver Run, in the case that Riverstone assigns its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b)) is ready, willing and able to make to the Company at the Closing, the Company would not have sufficient cash as of the Closing to distribute the Cash Consideration in full to the Centennial Contributors as set forth in clause (a) or clause (b) above, as the case may be, then the Centennial Contributors shall have the right to elect to either (x) cause the Company to terminate this Agreement pursuant to Section 9.1(b)(ii) or (y) cause the Company to distribute the maximum amount of cash available to the Company at Closing as a distribution of the Cash Consideration to the Centennial Contributors and to issue to each Centennial Contributor a promissory note in the form attached hereto as Exhibit G (each, a "Centennial Contributor Seller Note"), with such notes having an aggregate principal amount equal to the difference between the Cash Consideration and the actual aggregate amount of cash available for distribution to the Centennial Contributors by the Company, which cash and aggregate principal amount of such Centennial Contributor Seller Notes shall be allocated among the Centennial Contributors in accordance with Schedule 2.1 of the Centennial Contributor Disclosure Letter.

        2.2    Closing.     The closing of the Transactions (the "Closing") shall take place at 9:00 a.m., Houston, Texas time, (x) on a date that is two Business Days or (y) on such other date as Riverstone and the Centennial Contributors may agree in writing, following the occurrence of both: (i) the termination of the Silver Run Approval Period and (ii) the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VIII (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) at the offices of Vinson & Elkins LLP in Houston, Texas, or such other place as Riverstone and the Centennial Contributors may agree in writing. For purposes of this Agreement (a) "Closing Date" shall mean the date on which the Closing occurs and (b) "Business Day" shall mean a day other than a day on which banks in the State of Texas or the State of Delaware are authorized or obligated to be closed.

        2.3    Deposit.     As an earnest money deposit, on the date hereof, Riverstone agrees to deliver or cause to be delivered to Citibank, N.A., as escrow agent (the "Escrow Agent"), under the Escrow Agreement cash in an amount equal to $157,500,000 (together with interest earned thereon, if any, the "Deposit") to be held, invested and disbursed in accordance with the terms of this Agreement and the Escrow Agreement. The Deposit shall be held in an escrow account that will be administered in accordance with the Escrow Agreement. At and in connection with the Closing, Riverstone and the Company shall execute and deliver joint written instructions to the Escrow Agent authorizing the Escrow Agent to distribute the Deposit to Riverstone or, at Riverstone's election, to any Affiliate thereof or the Company. If this Agreement is terminated, Riverstone and the Company shall execute and deliver joint written instructions to the Escrow Agent to distribute the Deposit in accordance with Section 9.3(b).

        2.4    Deliveries and Actions at Closing.

        (a)   At the Closing, Riverstone shall deliver, or shall cause to be delivered, the following:

            (i)  to the Company, the Riverstone Cash Contribution and, if applicable, the Additional Debt Repayment Contribution;

           (ii)  to the Company, a duly executed counterpart of the A&R LLC Agreement;

          (iii)  to the Company and each Centennial Contributor, the certificate described in Section 8.3(c); and

          (iv)  any other documents, instruments, records, correspondence, filings, recordings or agreements called for hereunder as shall be reasonably required to consummate the Transactions, which have not previously been delivered.

        (b)   At the Closing, each Centennial Contributor shall deliver, or shall cause to be delivered, the following:

            (i)  to the Company, a duly executed counterpart of the A&R LLC Agreement;

           (ii)  to Riverstone, a properly executed affidavit prepared in accordance with Treasury Regulations Section 1.1445-2(b) certifying to the non-foreign status of such Centennial Contributor;

          (iii)  to Riverstone, the certificate described in Section 8.2(c); and

          (iv)  any other documents, instruments, records, correspondence, filings, recordings or agreements called for hereunder as shall be reasonably required to consummate the Transactions, which have not previously been delivered.

        (c)   At the Closing, the Company shall deliver, or shall cause to be delivered, the following:

            (i)  to the Centennial Contributors, the Cash Consideration and the Equity Consideration pursuant to Section 2.1;

           (ii)  to the Centennial Contributors and Riverstone, a duly executed counterpart of the A&R LLC Agreement;

          (iii)  to Riverstone, the Riverstone Interests pursuant to Section 2.1;

          (iv)  to Riverstone, the certificate described in Section 8.2(c); and

           (v)  any other documents, instruments, records, correspondence, filings, recordings or agreements called for hereunder as shall be reasonably required to consummate the Transactions, which have not previously been delivered.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE CENTENNIAL CONTRIBUTORS

        Except as set forth on the disclosure letter dated as of the date of this Agreement and delivered by the Centennial Contributors to Riverstone on or prior to the date of this Agreement (the "Centennial Contributor Disclosure Letter"), each Centennial Contributor, severally and not jointly, represents and warrants to Riverstone as follows:

        3.1    Organization, Standing and Power.     Such Centennial Contributor (a) is a limited partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of the State of Delaware, (b) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on such Centennial Contributor (a "Centennial Contributor Material Adverse Effect"). Such Centennial Contributor has heretofore made available to Riverstone complete and correct copies of its Organizational Documents, in each case as of the date hereof.

        3.2    Authority; No Violations; Consents and Approvals.

        (a)   Such Centennial Contributor has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by such Centennial Contributor and the consummation by such Centennial Contributor of the Transactions have been duly authorized by all necessary action on the part of such Centennial Contributor. This Agreement has been duly executed and delivered by such Centennial Contributor and, assuming this Agreement constitutes the valid and binding obligation of all the other parties, constitutes a valid and binding obligation of such Centennial Contributor enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law (collectively, "Creditors' Rights").

        (b)   The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of such Centennial Contributor to own or use any assets or properties required for the conduct of its businesses), or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of such Centennial Contributor under, any provision of (i) the Organizational Documents of such Centennial Contributor, (ii) assuming the consents or approvals referred to in Section 3.2(d) are duly and timely obtained, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which such Centennial Contributor is a party or by which such Centennial Contributor's properties or assets are bound, or (iii) assuming the consents, approvals, orders, authorizations, registrations, declarations, filings or permits referred to in Section 3.3 are duly and timely obtained or made, any Law applicable to such Centennial Contributor or any of its properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Centennial Contributor Material Adverse Effect.

        (c)   Such Centennial Contributor is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Organizational Documents of such Centennial Contributor or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which such Centennial Contributor is now a party or by which such Centennial Contributor or any of its properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Centennial Contributor Material Adverse Effect.

        (d)   No consent or approval from any third party under any material loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which such Centennial Contributor is now a party or by which such Centennial Contributor or any of its properties or assets is bound is required to be obtained or made by such Centennial Contributor in connection with the execution and delivery of this Agreement by such Centennial Contributor or the consummation by such Centennial Contributor of the Transactions, except for any such consent or approval set forth on Schedule 3.2(d) of the Centennial Contributor Disclosure Letter.

        3.3    Consents.     No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required to be obtained or made by such Centennial Contributor in connection with the execution and delivery of this Agreement by such Centennial Contributor or the consummation by such Centennial Contributor of the Transactions, except for: (a) such filings and approvals as may be required by any applicable state securities or "blue sky" laws; and (b) any such consent approval, order, authorization, registration, filing or permit that the failure to obtain or make has not had and would not be reasonably likely to have, individually or in the aggregate, a Centennial Contributor Material Adverse Effect.

        3.4    Ownership.     Such Centennial Contributor is the record and beneficial owner of, and has good and valid title to, the Company Interests set forth opposite such Centennial Contributor's name on Schedule 3.4 of the Centennial Contributor Disclosure Letter, free and clear of all Encumbrances, other than restrictions on transfer that may be imposed by state or federal securities laws or the Organizational Documents of the Company. The Company Interests set forth opposite such Centennial Contributor's name on Schedule 3.4 of the Centennial Contributor Disclosure Letter represent all of the Interests in the Company held by such Centennial Contributor.

        3.5    Brokers.     No broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of such Centennial Contributor.

        3.6    Accredited Investor; Investment Intent.     Such Centennial Contributor is an accredited investor as defined in Regulation D under the Securities Act. Such Centennial Contributor is acquiring the Recapitalized Interests for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities Laws, nor with any present intention of distributing or selling any of the Recapitalized Interests.

        3.7    Tax Matters.     Such Centennial Contributor was not formed with, and will not be used for, a principal purpose of permitting the Company to satisfy the 100 partner limitation contained in Section 1.7704-1(h)(1)(ii) of the Treasury Regulations promulgated under the Code.

        3.8    No Additional Representations.

        (a)   Except for the representations and warranties made in this Article III, neither such Centennial Contributor nor any other Person on behalf of such Centennial Contributor makes any express or implied representation or warranty with respect to such Centennial Contributor or its businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions or the Company or any of its Subsidiaries, and such Centennial Contributor hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither such Centennial Contributor nor any other Person on behalf of such Centennial Contributor makes or has made any representation or warranty to Riverstone or any of its Affiliates or Representatives with respect to, except for the representations and warranties made by such Centennial Contributor in this Article III, any oral or written information presented to Riverstone or any of its Affiliates or Representatives in the course of their due diligence investigation of the Company or any of its Subsidiaries, the negotiation of this Agreement or in the course of the Transactions.

        (b)   Notwithstanding anything contained in this Agreement to the contrary, such Centennial Contributor acknowledges and agrees that none of Riverstone or any other Person has made or is making any representations or warranties relating to Riverstone or its Subsidiaries whatsoever, express or implied, beyond those expressly given by Riverstone in Article VI, including any implied representation or warranty as to the accuracy or completeness of any information regarding Riverstone furnished or made available to such Centennial Contributor or any of its Representatives. Without limiting the generality of the foregoing, such Centennial Contributor acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to such Centennial Contributor or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Transactions).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (i) as set forth on the disclosure letter dated as of the date of this Agreement and delivered by the Company to Riverstone on or prior to the date of this Agreement (the "Company Disclosure Letter") and (ii) as disclosed in the Registration Statement (excluding any disclosures set forth in the Registration Statement in any risk factor section or any forward-looking disclosure in any section relating to forward-looking statements), the Company represents and warrants to Riverstone as follows:

        4.1    Organization, Standing and Power.     Each of the Company and its Subsidiaries (a) is a partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, (b) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole (a "Company Material Adverse Effect"). The Company has heretofore made available to Riverstone complete and correct copies of its Organizational Documents, as well as the equivalent organizational documents of each of its Subsidiaries, in each case as of the date hereof. The respective jurisdictions of formation of each Subsidiary of the Company are identified on Schedule 4.1 of the Company Disclosure Letter.

        4.2    Capitalization.     Schedule 4.2 of the Company Disclosure Letter sets forth a true and complete list that accurately reflects the record and beneficial owners of the Company Interests. All the Company Interests are, and at Closing, the Recapitalized Interests and the Riverstone Interests will be, validly issued, fully paid and non-assessable (except to the extent nonassessability may be affected by Section 18-607 of the Delaware LLC Act) and the Company Interests are not, and, except as set forth in the A&R LLC Agreement, the Recapitalized Interests and the Riverstone Interests will not be, subject to preemptive rights. There are no Interests issued or outstanding in the Company other than the Company Interests and, at the Closing, the Recapitalized Interests and the Riverstone Interests. All the Company Interests have been, and the Recapitalized Interests and the Riverstone Interests will be, issued and granted in compliance in all material respects with (i) applicable securities Laws and other applicable Law and (ii) all requirements set forth in applicable contracts. Schedule 4.2 of the Company Disclosure Letter sets forth a true and complete list that accurately reflects the record and beneficial owners of all of the Interests of each Subsidiary of the Company. All Interests of the Subsidiaries of the Company that are owned by the Company, or a direct or indirect wholly-owned Subsidiary of the Company, (x) are validly issued, fully paid and non-assessable and are not subject to preemptive rights, (y) have been issued and granted in compliance in all material respects with applicable securities Laws and other applicable Law and all requirements set forth in applicable contracts and (z) are free and clear of all Encumbrances, other than Permitted Encumbrances. There are no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound in any case obligating the Company or any Subsidiary of the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional Interests in the Company or its Subsidiaries, or obligating the Company or any Subsidiary of the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are not any stockholder agreements, voting trusts or other agreements to which the Company or its Subsidiaries is a party or by which it is bound relating to the voting of any Company Interests or Interests in the Company's Subsidiaries, as the case may be. As of the date of this Agreement, the Company does not have any direct or indirect (x) joint venture or other similar equity interests in any Person or (y) obligations, whether contingent or otherwise, to consummate any additional investment in any Person, other than its Subsidiaries as set forth on Schedule 4.2 of the Company Disclosure Letter.

        4.3    Authority; No Violations; Consents and Approvals.

        (a)   The Company has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding obligation of all the other parties, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to Creditors' Rights. The Managing Member (as defined in the Company LLC Agreement) has approved the Transactions in all respects in accordance with the requirements of the Company LLC Agreement.

        (b)   The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of the Company or any of its Subsidiaries to own or use any assets or properties required for the conduct of their respective businesses, including any of the Oil and Gas Properties owned or held by them), or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of the Company or any of its Subsidiaries (including, for the avoidance of doubt, any of their Oil and Gas Properties) under, any provision of (i) the Organizational Documents of the Company or any of its Subsidiaries, (ii) assuming the consents or approvals referred to in Section 4.3(d) are duly and timely obtained, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or its or their respective properties or assets are bound, or (iii) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in Section 4.4 are duly and timely obtained or made, any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        (c)   Neither the Company nor any of its Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Organizational Documents of the Company or any of its Subsidiaries or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company or any of its Subsidiaries is now a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        (d)   No consent or approval from any third party under any Company Contract or material loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company or any of its Subsidiaries is now a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except for any such consent or approval set forth on Schedule 4.3(d) of the Company Disclosure Letter.

        4.4    Consents.     No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except for: (a) if required by the HSR Act, the filing of a HSR Act notification and report form by the Company or its ultimate parent entity and the expiration or termination of the applicable HSR Act waiting period; (b) such filings and approvals as may be required by any applicable state securities or "blue sky" laws; and (c) any such consent approval, order, authorization, registration, filing or permit that the failure to obtain or make has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.5    SEC Documents; Financial Statements.

        (a)   As of June 22, 2016, the Registration Statement complied as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC thereunder applicable to the Registration Statement, and the Registration Statement did not contain, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (b)   The financial statements of the Company included in the Registration Statement, including all notes and schedules thereto, complied in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company and its consolidated Subsidiaries as of their respective dates and the results of operations and the cash flows of the Company and its consolidated Subsidiaries for the periods presented therein. The books and records of the Company and its Subsidiaries have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements. KPMG LLP is an independent public accounting firm with respect to the Company and, as of the date of this Agreement, has not resigned or been dismissed as independent public accountants of the Company

        4.6    Absence of Certain Changes or Events.

        (a)   Since December 31, 2015, there has not been any event, change, effect or development that, individually or in the aggregate, had or would be reasonably likely to have a Company Material Adverse Effect.

        (b)   From December 31, 2015 through the date of this Agreement, the Company and its Subsidiaries have conducted their business in the ordinary course of business in all material respects.

        4.7    No Undisclosed Material Liabilities.     There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of the Company dated as of March 31, 2016 (including the notes thereto) contained in the Registration Statement for the quarter ended March 31, 2016; (b) liabilities incurred in the ordinary course of business subsequent to March 31, 2016; (c) liabilities for fees and expenses incurred in connection with, or in furtherance of, the Transactions and the proposed initial public offering of the Company or one of its Subsidiaries; (d) liabilities not required to be presented on the face of an unaudited interim balance sheet prepared in accordance with GAAP; (e) liabilities incurred as permitted under Section 7.1(b)(x); and (f) liabilities which have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.8    Company Permits; Compliance with Applicable Law.

        (a)   The Company and its Subsidiaries hold all franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Company Permits"), except where the failure to so hold has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The businesses of the Company and its Subsidiaries are not currently being conducted, and at no time during the past three years have been conducted, in violation of any applicable Law, except for violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened, other than those the outcome of which has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        (b)   Except with respect to Tax matters (which are provided for in Section 4.12) and environmental matters (which are provided for in Section 4.16), the Company and its Subsidiaries are in compliance with, and are not in default under or in violation of, any applicable Law, except where such non-compliance, default or violation have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written communication since December 31, 2015 from a Governmental Entity that alleges that the Company or a Subsidiary of the Company is not in compliance with or is in default or violation of any applicable Law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

        4.9    Litigation.     Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (a) Proceeding pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or (b) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries. To the knowledge of the Company, as of the date hereof, no officer or director of the Company or any of its Subsidiaries is a defendant in any material Proceeding in connection with his or her status as an officer or director of the Company or any Subsidiary of the Company. There is no judgment, settlement, order, decision, direction, writ, injunction, decree, stipulation or legal or arbitration award of, or promulgated or issued by, any Governmental Entity in effect to which any of the Company or any of its Subsidiaries is a party or subject that materially interferes with, or would be reasonably likely to materially interfere with, the business of the Company or any of its Subsidiaries as currently conducted.

        4.10    Compensation; Benefits.

        (a)   As of the date of this Agreement, the Company, its Subsidiaries and the Management Company have not employed any individuals (other than individuals employed under a co-employment relationship with PEO) since September 30, 2014.

        (b)   As of the date of this Agreement, the Company, its Subsidiaries and the Management Company have not sponsored, maintained or contributed to, or had any obligation to contribute to, any Employee Benefit Plan of any Person (other than the obligation to make contributions to PEO or the PEO Benefit Plans) since September 30, 2014.

        (c)   Neither the Company nor any of its Subsidiaries nor the Management Company has contributed to, has ever had an obligation to contribute to, or had any liability with respect to (including contingent liability) an Employee Benefit Plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA) or, except as required by applicable Law, an Employee Benefit Plan that provides post-termination or retiree health or welfare benefits to any Person; provided that with respect to the period prior to September 30, 2014, this representation is given only to the knowledge of the Company.

        (d)   Schedule 4.10(d) of the Company Disclosure Letter identifies each material Employee Benefit Plan providing compensation or benefits to any current or former individual service provider of the Company, any of its Subsidiaries or the Management Company with respect to such individual's service to the Company, any of its Subsidiaries and the Management Company, including any equity or equity-based incentive plans or programs of such Person, and separately identifies each Employee Benefit Plan that is a Company Group Plan. The Centennial Contributors have made available to Riverstone, with respect to each such material Employee Benefit Plan described in the preceding sentence, as applicable: (i) the plan document or a written summary of material terms to the extent an Employee Benefit Plan is not in writing and (ii) to the extent applicable, the summary plan descriptions and summaries of material modifications thereto.

        (e)   Except as would not have and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Group Plan has been administered in accordance with its terms and all applicable Laws, including ERISA and the Code, provided that with respect to the period prior to September 30, 2014, this representation is given only to the knowledge of the Company.

        (f)    Neither the execution of this Agreement nor the consummation of the Transactions will, alone or together with any other transaction or event, (i) accelerate the time of payment or vesting under any Company Group Plan or PEO Benefit Plan or (ii) increase the amount of compensation or benefits due to any Person or result in the funding or payment of any compensation or benefits or forgiveness of any loan or (other than as required by Section 7.6(d)) payment of any severance under any Company Group Plan or PEO Benefit Plan.

        (g)   No amount or benefit that could be, or has been, received (whether in cash or property or the vesting of property or the cancellation of indebtedness) by any "disqualified individual" within the meaning of Section 280G of the Code would reasonably be expected to be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the Transactions. No Company Group Plan provides for the gross-up of or reimbursement for any Taxes imposed by Sections 4999 or 409A of the Code.

        (h)   Except would not have and would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no Proceeding pending, or, to the knowledge of the Company, threatened with respect to any Company Group Plan.

        (i)    The Centennial Contributors have made available to Riverstone true and correct copies of all agreements between the Company, its Subsidiaries and the Management Company, on the one hand, and PEO or its Affiliates on the other, and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company, its Subsidiaries and the Management Company is in compliance with its obligations under such agreements.

        4.11    Labor Matters.

        (a)   As of the date of this Agreement, (i) neither the Company nor any of its Subsidiaries, or with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates, is a party to any collective bargaining agreement or other agreement with any labor union, (ii) there is no pending union representation petition involving employees of the Company or any of its Subsidiaries, or with respect to the Company and its Subsidiaries, of the Centennial Contributors or any of their Affiliates, and (iii) there is no pending or, to the Company's knowledge, threatened material activity or proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

        (b)   As of the date of this Agreement, there is no unfair labor practice, charge or material grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance proceeding against the Company or any of its Subsidiaries, or with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates, pending, or, to the knowledge of the Company, threatened.

        (c)   As of the date of this Agreement, there is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries, or with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates.

        (d)   The Company and its Subsidiaries, and with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates are, as of the date of this Agreement, in compliance in all material respects with all applicable Laws respecting employment and employment practices, and, as of the date of this Agreement, there are no Proceedings pending or threatened against the Company or any of its Subsidiaries, or with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates, by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any of the foregoing applicable Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries or with respect to the Company and its Subsidiaries, any of the Centennial Contributors or any of their Affiliates, has received any written notice of the intent of the Equal Employment

Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.12    Taxes.     Except as set forth on Schedule 4.12 of the Company Disclosure Letter:

        (a)   All material Tax Returns required to be filed by or with respect to the Company and its Subsidiaries have been duly and timely filed (taking into account extension of time for filing) with the appropriate Governmental Entity, and all such Tax Returns were true, correct and complete in all material respects. All material Taxes owed by the Company and its Subsidiaries (or for which the Company and its Subsidiaries may be liable) that are or have become due have been timely paid in full (regardless of whether shown on any Tax Return). All material withholding Tax requirements imposed on or with respect to the Company or any of its Subsidiaries have been satisfied in full. There are no Encumbrances (other than Permitted Encumbrances) on any of the assets of the Company and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

        (b)   There is no Proceeding now pending against the Company or any of its Subsidiaries in respect of any Tax or Tax Return, nor has any written material adjustment with respect to a Tax Return or written claim for material additional Tax been received by the Company or any of its Subsidiaries that is still pending.

        (c)   There is not in force any waiver or agreement for any extension of time for the assessment, collection or payment of any material Tax by the Company or any of its Subsidiaries.

        (d)   There is no outstanding material claim, assessment or deficiency against the Company or any of its Subsidiaries for any Taxes that has been asserted in writing by any Governmental Entity.

        (e)   No written claim has been made by any Tax authority to the Company or any of its Subsidiaries in a jurisdiction where the Company and any of its Subsidiaries (respectively) does not currently file a Tax Return that it is or may be subject to any Tax in such jurisdiction, nor has any such assertion been threatened or proposed in writing and received by the Company or any of its Subsidiaries.

        (f)    Neither the Company nor any of its Subsidiaries (i) is a party to any material agreement or arrangement relating to the apportionment, sharing, assignment or allocation of Taxes, or (ii) has been a member of an affiliated group filing a consolidated income Tax Return or has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any comparable provision of foreign, state or local Tax Law), including any predecessor of the Company or any of its Subsidiaries, or as a transferee or successor, by contract or otherwise (in the case of either clause (i) or (ii), other than any customary Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax).

        (g)   Neither the Company nor any of its Subsidiaries has (i) participated, or is currently participating, in any listed transactions or any other reportable transactions within the meaning of Treasury Regulations Section 1.6011-4, or (ii) engaged or is currently engaging in any transaction that gives rise to a registration obligation under Section 6111 of the Code or a list maintenance obligation under Section 6112 of the Code.

        (h)   None of the Company's assets are subject to any tax partnership agreement or provisions requiring a partnership income tax return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code or any similar state statute.

        (i)    Each of the Company and its Subsidiaries presently is, and has been since the date of its formation, properly classified as either a partnership or as an entity disregarded as separate from its owner for U.S. federal income tax purposes, and the Company and each Subsidiary (including, for the avoidance of doubt, any such Subsidiary disclosed on Schedule 4.2 of the Company Disclosure Letter) of the Company that is classified as a partnership for U.S. federal income Tax purposes has in effect an election under Section 754 of the Code (except for any such Subsidiary that has elected out of Subchapter K under Section 761(a) of the Code). Neither the Company nor any of its Subsidiaries has made any filing with any Tax authority, including Form 8832 with the IRS, to be treated as an association taxable as a corporation for income Tax purposes.

        4.13    Intellectual Property.     The Company and its Subsidiaries own or have the right to use all Intellectual Property necessary for the operation of the businesses of each of the Company and its Subsidiaries as presently conducted (collectively, the "Company Intellectual Property") free and clear of all Encumbrances (other than Permitted Encumbrances), except where the failure to own or have the right to use such properties has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, the use of the Company Intellectual Property by the Company and its Subsidiaries in the operation of the business of each of the Company and its Subsidiaries as presently conducted does not infringe upon or misappropriate any Intellectual Property of any other Person, except for such matters that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have taken reasonable measures to protect the confidentiality of trade secrets used in the businesses of each of the Company and its Subsidiaries as presently conducted, except where failure to do so has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.14    Real Property.     Except as has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, and except with respect to any of the Company's Oil and Gas Properties, (a) the Company and its Subsidiaries have good, valid and defensible title to all material real property owned by the Company or any of its Subsidiaries (collectively, the "Company Owned Real Property") and valid leasehold estates in all material real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements, including easements and rights-of-way) by the Company or any Subsidiary of the Company (collectively, including the improvements thereon, the "Company Material Leased Real Property") free and clear of all Encumbrances (other than Permitted Encumbrances), (b) each agreement under which the Company or any Subsidiary of the Company is the landlord, sublandlord, tenant, subtenant, or occupant with respect to the Company Material Leased Real Property (each, a "Company Material Real Property Lease") to the knowledge of the Company is in full force and effect and is valid and enforceable against the parties thereto in accordance with its terms, subject, as to enforceability, to Creditors' Rights, and neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any other Person party thereto, has received written notice of any default under any Company Material Real Property Lease, and a true, correct and complete copy of each Company Material Real Property Lease (other than easements and rights-of-way) has been made available to Riverstone prior to the date hereof, and (c) as of the date of this Agreement, there does not exist any pending or, to the knowledge of the Company, threatened, condemnation or eminent domain proceedings that affect any of the Company's Oil and Gas Properties, Company Owned Real Property or Company Material Leased Real Property.

        4.15    Oil and Gas Matters.

        (a)   Except as has not had and would not be reasonably likely to have a Company Material Adverse Effect and except for property (i) sold or otherwise disposed of in the ordinary course of business since the dates of the reserve report prepared by Netherland, Sewell & Associates, Inc. (the "Company Independent Petroleum Engineers") relating to the Company interests referred to therein as of December 31, 2015 (the "Company Reserve Report") or (ii) reflected in the Company Reserve Report or in the Registration Statement as having been sold or otherwise disposed of, the Company and its

Subsidiaries have good and defensible title to all Oil and Gas Properties forming the basis for the reserves reflected in the Company Reserve Report and in each case as attributable to interests owned by the Company and its Subsidiaries, free and clear of any Encumbrances (other than Permitted Encumbrances). For purposes of the foregoing sentence, "good and defensible title" means that the Company's or one or more of its Subsidiaries', as applicable, title (as of the date hereof and as of the Closing) to each of the Oil and Gas Properties held or owned by them (or purported to be held or owned by them as reflected in the Company Reserve Report) (1) entitles the Company (or one or more of its Subsidiaries, as applicable) to receive (after satisfaction of all Production Burdens applicable thereto), not less than the net revenue interest share shown in the Company Reserve Report of all Hydrocarbons produced from such Oil and Gas Properties throughout the life of such Oil and Gas Properties, (2) obligates the Company (or one or more of its Subsidiaries, as applicable) to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, such Oil and Gas Properties, of not greater than the working interest shown on the Company Reserve Report for such Oil and Gas Properties (other than any positive differences in such percentage) and the applicable working interest shown on the Company Reserve Report for such Oil and Gas Properties that are accompanied by a proportionate (or greater) net revenue interest in such Oil and Gas Properties and (3) is free and clear of all Encumbrances (other than Permitted Encumbrances).

        (b)   Except for any such matters that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect, the factual, non-interpretive data supplied by the Company to the Company Independent Petroleum Engineers relating to the Company interests referred to in the Company Reserve Report, by or on behalf of the Company and its Subsidiaries that was material to such firm's estimates of proved oil and gas reserves attributable to the Oil and Gas Properties of the Company and its Subsidiaries in connection with the preparation of the Company Reserve Report was, as of the time provided, accurate in all respects. To the Company's knowledge, there are no material errors in the assumptions and estimates provided by the Company and its Subsidiaries in connection with the preparation of the Company Reserve Report. Except for any such matters that, individually or in the aggregate, have not had and would not be reasonably likely to have a Company Material Adverse Effect, the oil and gas reserve estimates of the Company set forth in the Company Reserve Report are derived from reports that have been prepared by the Company Independent Petroleum Engineers, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of the Company at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Report that have had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect.

        (c)   Except as has not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all rentals, shut-ins and similar payments owed to any Person or individual under (or otherwise with respect to) any such Oil and Gas Leases have been properly and timely paid, (ii) all royalties, minimum royalties, overriding royalties and other Production Burdens with respect to any Oil and Gas Properties owned or held by the Company or any of its Subsidiaries have been timely and properly paid, (iii) none of the Company or any of its Subsidiaries (and, to the Company's knowledge, no third party operator) has violated any provision of, or taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Oil and Gas Lease (or entitle the lessor thereunder to cancel or terminate such Oil and Gas Lease) included in the Oil and Gas Properties owned or held by the Company or any of its Subsidiaries and (iv) none of the Company or any of its Subsidiaries has received written notice from any other party to any such Oil and Gas Lease that any of the Company or any of its Subsidiaries is in breach or default under any Oil and Gas Lease.

        (d)   All proceeds from the sale of Hydrocarbons produced from the Oil and Gas Properties of the Company and its Subsidiaries are being received by them in a timely manner and are not being held in suspense for any reason other than (i) awaiting preparation and approval of division order title opinions for recently drilled wells or (ii) as may be permitted by applicable Law, in each case, except as would not have, individually or in the aggregate, a Company Material Adverse Effect.

        (e)   All of the wells and all water, CO2 or injection wells located on any of the Oil and Gas Properties of the Company and its Subsidiaries or otherwise associated with an Oil and Gas Properties of the Company or its Subsidiaries have been drilled, completed and operated within the limits permitted by the applicable Oil and Gas Lease and/or Oil and Gas Contract, except as would not have, individually or in the aggregate, a Company Material Adverse Effect.

        (f)    All Oil and Gas Properties operated by the Company or any of its Subsidiaries have been operated in compliance with the applicable Oil and Gas Leases, except where the failure to so operate would not have, individually or in the aggregate, a Company Material Adverse Effect, and, except any wells for which an extension was granted by a Governmental Entity or pursuant to any applicable Law, there is no well included in the Oil and Gas Properties for which the Company or any of its Subsidiaries is currently obligated to plug and abandon pursuant to the express terms of any Oil and Gas Lease, Oil and Gas Contract or applicable Law.

        (g)   Except as set forth in Schedule 4.15(g) of the Company Disclosure Letter, as of the date of this Agreement, there is no outstanding authorization for expenditure or similar request or invoice for funding or participation under any agreement or contract which is binding on the Company, its Subsidiaries or any Oil and Gas Properties and which the Company reasonably anticipates will individually require expenditures by the Company or any of its Subsidiary in excess of $500,000.

        (h)   Neither the Company nor any Subsidiary of the Company is obligated by virtue of a prepayment arrangement, make up right under a production sales contract containing a "take or pay" or similar provision, production payment or any other arrangement (other than gas balancing arrangements) to deliver Hydrocarbons or proceeds from the sale thereof, attributable to the Oil and Gas Properties of such Person at some future time without then or thereafter receiving the full contract price therefor.

        4.16    Environmental Matters.     Except for those matters that have not had and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect (except Section 4.16(e), which shall not be so qualified):

        (a)   the Company and its Subsidiaries and their respective operations and assets are in compliance with Environmental Laws, and such compliance includes holding and maintaining all Company Permits issued pursuant to Environmental Laws;

        (b)   the Company and its Subsidiaries are not subject to any pending or, to the Company's knowledge, threatened Proceeding under Environmental Laws, and the Company has not received and there is no judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator under Environmental Law outstanding against the Company or any of its Subsidiaries, and to the knowledge of the Company, there are no facts or circumstances that could reasonably be expected to give rise to any such liability or obligation;

        (c)   there have been no Releases of Hazardous Materials at any property currently or, to the knowledge of the Company, formerly owned, operated or otherwise used by the Company or any of its Subsidiaries, or, to the knowledge of the Company, by any predecessors of the Company or any Subsidiary of the Company, which Releases are reasonably likely to result in a liability to the Company under Environmental Law; and

        (d)   neither the Company nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by the Company, or at or from any off-site location where Hazardous Materials from the Company's operations have been sent for treatment, disposal storage or handling.

        (e)   there have been no environmental investigations, studies, audits, or other analyses or reports conducted during the past three (3) years by or on behalf of, or that are in the possession of, the Company or its Subsidiaries addressing potentially material environmental matters with respect to any property owned, operated or otherwise used by any of them that have not been delivered or otherwise made available to Riverstone prior to the date hereof; and

        (f)    except with respect to Section 4.5 (SEC Documents), this Section 4.16 shall be the sole and exclusive representations regarding environmental matters.

        4.17    Material Contracts.

        (a)   Schedule 4.17 of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement (provided, however, that the Company shall not be required to list any such agreements in Schedule 4.17 of the Company Disclosure Letter that are filed as exhibits to the Registration Statement):

            (i)  each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);

           (ii)  each contract that provides for the acquisition, disposition, license, use, distribution or outsourcing of assets, services, rights or properties with respect to which the Company reasonably expects that the Company and its Subsidiaries will make annual payments in excess of $1,000,000 (other than payments pursuant to Oil and Gas Leases in the ordinary course of business);

          (iii)  each contract that constitutes a commitment relating to Indebtedness for borrowed money or the deferred purchase price of property by the Company or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $1,000,000, other than agreements solely between or among the Company and its Subsidiaries;

          (iv)  each contract for lease of personal property or real property (other than Oil and Gas Leases) involving aggregate payments in excess of $1,000,000 in any calendar year that are not terminable without penalty within 60 days, other than contracts related to drilling rigs;

           (v)  each contract containing any area of mutual interest, joint bidding area, joint acquisition area, or non-compete or similar type of provision that materially restricts the ability of the Company or any of its Subsidiaries to compete in any line of business or with any Person or geographic area during any period of time after the Closing;

          (vi)  each contract involving the pending acquisition or sale of (or option to purchase or sell) any material amount of the assets or properties (including Hydrocarbons) of the Company or its Subsidiaries, taken as a whole, other than contracts involving the acquisition or sale of (or option to purchase or sell) Hydrocarbons in the ordinary course of business;

         (vii)  each contract for any Derivative Transaction;

        (viii)  each material partnership, joint venture or limited liability company agreement, other than any customary joint operating agreements, unit agreements or participation agreements, affecting the Oil and Gas Properties or other properties of the Company or its Subsidiaries;

          (ix)  each joint development agreement, exploration agreement, participation, farmout, farmin or program agreement or similar contract requiring the Company or any of its Subsidiaries to make expenditures that would reasonably be expected to be in excess of $1,000,000 in the aggregate during the twelve (12)-month period following the date of this Agreement, other than customary joint operating agreements and continuous development obligations under Oil and Gas Leases;

           (x)  any material lease or sublease with respect to a Company Material Leased Real Property;

          (xi)  each collective bargaining agreement to which the Company is a party or is subject;

         (xii)  each agreement under which the Company or any of its Subsidiaries has advanced or loaned any amount of money to any of its officers, directors, employees or consultants, in each case with a principal amount in excess of $1,000,000;

        (xiii)  any contract that provides for a "take-or-pay" clause or any similar prepayment obligation, acreage dedication, minimum volume commitments or capacity reservation fees to a gathering, transportation or other arrangement downstream of the wellhead, that cover, guaranty or commit volumes in excess of 5 MMcf (or, in the case of liquids, in excess of 1,000 barrels of oil equivalent) of Hydrocarbons of the Company or any of its Subsidiaries per day over a period of one month (calculated on a yearly average basis) or for a term greater than ten (10) years;

        (xiv)  each contract that is a transportation, processing or similar agreement to which the Company or any Subsidiary is a party involving the transportation, processing or other treatment of more than 5 MMcf of gaseous Hydrocarbons per day, or 1,000 barrels of liquid Hydrocarbons per day;

          (xv)  any contract between the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors, or any holder of 5% or more of the outstanding Interests of the Company (or any such Person's Affiliates) on the other hand;

        (xvi)  any contract that, upon the consummation of the Transactions, would (either alone or upon the occurrence of any additional acts or events, including the passage of time) result in any payment or benefit (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any right to any payment or benefits, from the Company or any of its Subsidiaries to any officer, director, consultant or employee of any of the foregoing;

       (xvii)  any contract that would or would reasonably be expected to prevent, materially delay or materially impede the consummation of any of the Transactions;

      (xviii)  each agreement that contains any standstill, "most favored nation" or most favored customer provision, preferential right or rights of first or last offer, negotiation or refusal, in each case other than those contained in (A) any agreement in which such provision is solely for the benefit of the Company or any of its Subsidiaries, (B) customary royalty pricing provisions in Oil and Gas Leases or (C) customary preferential rights in joint operating agreements, unit agreements or participation agreements affecting the business or the Oil and Gas Properties of the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries or any of their respective Affiliates is subject, and is material to the business of the Company and its Subsidiaries, taken as a whole; and

        (xix)  any charge, order, writ, injunction, judgment, decree, ruling, determination, directive, award, settlement, settlement agreement, consent agreement or similar agreement with any Governmental Entity or consent of a Governmental Entity to which the Company or any of its Subsidiaries is subject involving future performance by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries, taken as a whole.

        (b)   Collectively, the contracts set forth in Section 4.17(a) and any customary joint operating agreements are herein referred to as the "Company Contracts." Except as has not had and would not be reasonably likely to result in, individually or in the aggregate, a Company Material Adverse Effect, each Company Contract is legal, valid, binding and enforceable in accordance with its terms on the Company and each of its Subsidiaries that is a party thereto and, to the knowledge of the Company, each other Person party thereto, and is in full force and effect, subject, as to enforceability, to Creditors' Rights. Except as has not had and would not be reasonably likely to result in, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Company Contract nor, to the knowledge of the Company, is any other Person party to any such Company Contract in breach or default thereunder. Except as has not had and would not be reasonably likely to result in, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company, no event has occurred which, with notice or lapse of time or both, would constitute a default under any Company Contract on the part of any of the parties thereto. As of the date hereof, neither the Company nor any Subsidiary has received written notice of termination, cancellation or material modification of any Company Contract. The Company has heretofore made available to Riverstone complete and correct copies of the Company Contracts as of the date hereof.

        4.18    Derivative Transactions.     Schedule 4.18 of the Company Disclosure Schedule contains a complete and accurate list of all Derivative Transactions (including each outstanding commodity or financial hedging position) entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and its Subsidiaries, and were, and will be, entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions. The Company and each of its Subsidiaries have, and will have, duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of the Company, there are and will be no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

        4.19    Insurance.     Set forth on Schedule 4.19 of the Company Disclosure Letter is a true, correct and complete list of all material insurance policies held by the Company or any of its Subsidiaries as of the date of this Agreement (collectively, the "Material Company Insurance Policies"). Each of the Material Company Insurance Policies is in full force and effect on the date of this Agreement and a true, correct and complete copy of each Material Company Insurance Policy has been made available to Riverstone upon Riverstone's request prior to the date of this Agreement. All premiums payable under the Material Company Insurance Policies prior to the date of this Agreement have been duly paid to date. As of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Material Company Insurance Policy.

        4.20    Brokers.     Except for the fees and expenses payable to Tudor, Pickering, Holt & Co. Advisors, LLC, no broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

        4.21    Related Party Transactions.     As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to any transaction or arrangement under which any (i) present or former executive officer or director of the Company or any Subsidiary of the Company, (ii) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of the Interests of the

Company or (iii) Affiliate, "associate" or member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other contract with or binding upon the Company or any Subsidiary of the Company or owns or has any interest in any of their respective properties or assets, in each case as would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act (each of the foregoing, a "Company Related Party Transaction").

        4.22    Information Supplied.     The information supplied or to be supplied by the Company for inclusion in the proxy statement relating to Silver Run's stockholder meeting to approve this Agreement (the "Proxy Statement"), if applicable, will not, at the time the Proxy Statement is first mailed to the stockholders of Silver Run and at the time of any meeting of Silver Run stockholders to be held in connection with the Transactions, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Riverstone or Silver Run for inclusion therein

        4.23    No Additional Representations.

        (a)   Except for the representations and warranties made in this Article IV, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions or any of the Centennial Contributors, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person on behalf of the Company makes or has made any representation or warranty to Riverstone or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by the Company in this Article IV, any oral or written information presented to Riverstone or any of its Affiliates or Representatives in the course of their due diligence investigation of the Company or any of its Subsidiaries, the negotiation of this Agreement or in the course of the Transactions.

        (b)   Notwithstanding anything contained in this Agreement to the contrary, the Company acknowledges and agrees that none of Riverstone or any other Person has made or is making any representations or warranties relating to Riverstone or its Subsidiaries whatsoever, express or implied, beyond those expressly given by Riverstone in Article VI, including any implied representation or warranty as to the accuracy or completeness of any information regarding Riverstone furnished or made available to the Company, or any of its Representatives. Without limiting the generality of the foregoing, the Company acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Transactions).

ARTICLE V

[RESERVED.]

 ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF RIVERSTONE

        Riverstone represents and warrants to the Company as follows:

        6.1    Organization, Standing and Power.     Riverstone (a) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Riverstone (a "Riverstone Material Adverse Effect"). Riverstone has heretofore made available to the Company complete and correct copies of its Organizational Documents, in each case as of the date hereof.

        6.2    Authority; No Violations.

        (a)   Riverstone has all requisite power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement by Riverstone and the consummation by Riverstone of the Transactions have been duly authorized by all necessary action on the part of Riverstone. This Agreement has been duly executed and delivered by Riverstone and, assuming this Agreement constitutes the valid and binding obligation of all the other parties, constitutes a valid and binding obligation of Riverstone enforceable in accordance with its terms, subject, as to enforceability, to Creditors' Rights.

        (b)   The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of Riverstone to own or use any assets or properties required for the conduct of their respective businesses), or result in (or give rise to) the creation of any Encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of Riverstone under, any provision of (i) the Organizational Documents of Riverstone, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Riverstone is a party or by which Riverstone's properties or assets are bound, or (iii) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in Section 6.3 are duly and timely obtained or made, any Law applicable to Riverstone or any of its properties or assets, other than, in the case of clauses (ii) and (iii), any such violations, defaults, acceleration, losses, or Encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Riverstone Material Adverse Effect.

        (c)   Riverstone is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Organizational Documents of Riverstone or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Riverstone is now a party or by which Riverstone or any of its properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Riverstone Material Adverse Effect.

        6.3    Consents.     No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required to be obtained or made by Riverstone in connection with the execution and delivery of this Agreement by Riverstone or the consummation by Riverstone of the Transactions, except for: (a) if required by the HSR Act, the filing of a HSR Act notification and report form by Riverstone or its ultimate parent entity, (b) such filings and approvals as may be required by any applicable state securities or "blue sky" laws; and (c) any such consent approval, order, authorization, registration, filing or permit that the failure to obtain or make has not had and would not be reasonably likely to have, individually or in the aggregate, a Riverstone Material Adverse Effect.

        6.4    Guaranty.     Concurrently with the execution of this Agreement, the Guarantor has delivered to the Centennial Contributors and the Company a true, correct and complete copy of the duly executed Guaranty. The Guaranty is in full force and effect, has not been amended or modified and is a legal, valid, binding and enforceable obligation of the Guarantor. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Guarantor under the Guaranty.

        6.5    Brokers.     No broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Riverstone.

        6.6    Riverstone Cash Contribution.     As of the Closing, Riverstone will have sufficient cash to enable it to make payment of the Riverstone Cash Contribution to the Company in immediately available funds.

        6.7    Accredited Investor; Investment Intent.    Riverstone is an accredited investor as defined in Regulation D under the Securities Act. Riverstone is acquiring the Riverstone Interests for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities Laws, nor with any present intention of distributing or selling any of the Riverstone Interests.

        6.8    No Additional Representations.

        (a)   Except for the representations and warranties made in this Article VI, neither Riverstone nor any other Person on behalf of Riverstone makes any express or implied representation or warranty with respect to Riverstone or its businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Riverstone hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Riverstone nor any other Person on behalf of Riverstone makes or has made any representation or warranty to the Company, the Centennial Contributors or any of their respective Affiliates or Representatives with respect to, except for the representations and warranties made by Riverstone in this Article VI, any oral or written information presented to the Company, the Centennial Contributors or any of their respective Affiliates or Representatives in the course of their due diligence investigation, the negotiation of this Agreement or in the course of the Transactions.

        (b)   Notwithstanding anything contained in this Agreement to the contrary, Riverstone acknowledges and agrees that none of the Company, the Centennial Contributors or any other Person has made or is making any representations or warranties relating to (i) the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article IV or (ii) the Centennial Contributors whatsoever, express or implied, beyond those expressly given by each Centennial Contributor in Article III, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company or the Centennial Contributors furnished or made available to Riverstone or any of its Representatives. Without limiting the generality of the foregoing, Riverstone acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Riverstone or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Transactions).

 ARTICLE VII
COVENANTS AND AGREEMENTS

        7.1    Conduct of Company Business Pending the Closing.     Except (a) as set forth on Schedule 7.1 of the Company Disclosure Letter, (b) as expressly contemplated or permitted by this Agreement, (c) as may be required by applicable Law or the terms of any Company Group Plan or in response to any comment letter from the SEC or (d) as may be required in response to emergency situations, provided, however, that the Company promptly notifies Riverstone of the same, or (e) as otherwise consented to by Riverstone in writing (which consent shall not be unreasonably withheld, delayed or conditioned):

        (a)   the Company covenants and agrees that, until the earlier of the Closing and the termination of this Agreement pursuant to Article IX, it shall, and shall cause each of its Subsidiaries to, conduct its businesses in the ordinary course and shall use commercially reasonable efforts to preserve intact its present business organization, maintain in effect material Oil and Gas Properties of the Company and its Subsidiaries and Company Permits, retain the Company's current officers, and preserve its relationships with its key customers and suppliers; and

        (b)   without limiting the generality of the foregoing, until the earlier of the Closing and the termination of this Agreement pursuant to Article IX, the Company shall not, and shall cause its Subsidiaries not to:

            (i)  (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding Interests in the Company or its Subsidiaries except for dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to the Company or a direct or indirect wholly owned Subsidiary of the Company and, with respect to the Company, tax distributions in the ordinary course of business; (B) split, combine or reclassify any Interests in the Company or any of its Subsidiaries; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any Interests in the Company, except as required by the terms of any Interest of a Subsidiary, as such terms are in effect as of the date hereof;

           (ii)  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any Interests in the Company or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such Interests, other than issuances by a wholly-owned Subsidiary of the Company of such Subsidiary's Interests to the Company or any other wholly-owned Subsidiary of the Company;

          (iii)  amend or propose to amend the Company's Organizational Documents or the Organizational Documents of any of the Company's Subsidiaries;

          (iv)  (A) merge, consolidate, combine or amalgamate with any Person other than another wholly-owned Subsidiary of the Company, (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, in each case other than (1) pursuant to an agreement of the Company or any of its Subsidiaries in effect on the date of this Agreement, (2) acquisitions for which the consideration does not exceed $10,000,000 in the aggregate and (3) acquisitions, swaps and licenses in the ordinary course of business or (C) make any loans, advances or capital contributions to, or investments in, any Person (other than the Company or any of its wholly-owned Subsidiaries), except for (1) loans, advances or capital contributions in the form of trade credit granted to customers in the ordinary course of business consistent with past practices, and (2) capital contributions to, or investments in, any Person not in excess of $10,000,000 in the aggregate;

           (v)  sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any material portion of its assets or properties, other than (A) pursuant to an agreement of the

  Company or any of its Subsidiaries in effect on the date of this Agreement and set forth on Schedule 7.1(b)(v) of the Company Disclosure Letter or (B) sales, swaps, leases or dispositions (1) for which the consideration is $5,000,000 or less or (2) made in the ordinary course of business;

          (vi)  consummate, authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries;

         (vii)  change in any material respect their material accounting principles, practices or methods, except as required by GAAP or statutory accounting requirements;

        (viii)  except as otherwise done pursuant to an acquisition permitted by Section 7.1(b)(iv), in the ordinary course of business, consistent with past practices (where applicable), or as required by a change in applicable Law, (A) make or rescind any material election relating to Taxes (including any election for any joint venture, partnership, limited liability company or other investment where the Company has the authority to make such binding election), (B) settle or compromise any material Proceeding relating to Taxes, except where the amount of such settlement or compromise does not exceed the lesser of 10% of the reserve for such matter on the Company financial statements or $250,000, or (C) change in any material respects any of its methods of reporting income or deductions for income Tax purposes from those employed in the preparation of its income Tax Returns that have been filed for prior taxable years;

          (ix)  (A) grant any increases in the compensation (including bonuses) or benefits payable or to become payable to any of its directors, officers, employees or independent contractors; (B) enter into any new, or amend any existing, employment, retention, change in control or severance or termination agreement with any director, officer, employee or independent contractor; (C) terminate, establish or become obligated under any collective bargaining agreement or any material Company Group Plan or other Employee Benefit Plan, or amend any such plan or arrangement if such amendment would have the effect of materially enhancing any benefits or increasing the costs of providing benefits thereunder; (D) fund (or agree to fund) any compensation or benefits, including through a "rabbi" or similar trust; (E) hire any new employee or independent contractor or terminate (other than for cause) the employment or service relationship of any employee or independent contractor, or (F) with respect to the Company and its Subsidiaries, allow any of the Centennial Contributors or any of their Affiliates or PEO (excluding changes to the PEO Benefit Plans that apply to employees of the Company, its Subsidiaries or Management Company and other similarly situated employees or co-employees of PEO) to do any of the foregoing; in each of (A) through (F), other than as required by applicable Law or the existing terms of a Company Group Plan or PEO Benefit Plan;

           (x)  incur, create or assume any Indebtedness or guarantee any such Indebtedness of another Person or create any Encumbrances on any property or assets of the Company or any of its Subsidiaries in connection with any Indebtedness thereof, other than Permitted Encumbrances; provided, however, that the foregoing shall not restrict the (A) incurrence of Indebtedness (1) under existing credit facilities, (2) for extensions, renewals or refinancings of existing Indebtedness (including related premiums and expenses), (3) additional borrowings in an amount not to exceed $40,000,000 in the aggregate, or (4) by the Company that is owed to any wholly-owned Subsidiary of the Company or by any Subsidiary of the Company that is owed to the Company or a wholly-owned Subsidiary of the Company, or (B) the creation of any Encumbrances securing any Indebtedness permitted to be incurred by clause (A) above;

          (xi)  (A) enter into any contract that would be a Company Contract other than in the ordinary course of business consistent with past practice, or (B) modify, amend, terminate or assign, waive or assign any material right or benefit under, any Company Contract other than in the ordinary course of business consistent with past practice;

         (xii)  settle or offer or propose to settle, any Proceeding (other than a Proceeding relating to Taxes) involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $1,000,000 in the aggregate; provided, however, that neither the Company nor any of its Subsidiaries shall settle or compromise any Proceeding if such settlement or compromise (A) involves a material conduct remedy or material injunctive or similar relief or (B) involves an admission of criminal wrongdoing by the Company or any of its Subsidiaries;

        (xiii)  authorize or make capital expenditures that are in the aggregate greater than $130,000,000, except for capital expenditures to repair damage resulting from insured casualty events where there is a reasonable basis for a claim of insurance or made in response to any emergency, whether caused by war, terrorism, weather events, public health events, outages or otherwise;

        (xiv)  fail to use reasonable best efforts to maintain, with financially responsible insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present;

          (xv)  take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Transactions;

        (xvi)  enter into or amend any Company Related Party Transaction, other than in the ordinary course of business consistent with past practice; or

       (xvii)  agree or commit to take any action that is prohibited by this Section 7.1(b).

        7.2    Other Covenants.

        (a)   Each Centennial Contributor covenants and agrees that, until the earlier of the Closing and the termination of this Agreement pursuant to Article IX, it will not take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Transactions.

        (b)   Riverstone (and any Person to which Riverstone assigns its rights and obligations under this Agreement in accordance with Section 10.9) covenants and agrees that, until the earlier of the Closing and the termination of this Agreement pursuant to Article IX, it will not take any action that would or would reasonably be expected to hinder, prevent, delay or interfere with, in any manner, the Closing and the consummation of the Transactions.

        (c)   The Company covenants and agrees that, until the earlier of the Closing and the termination of this Agreement pursuant to Article IX, it will not make any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act and will not file any amendments to the Registration Statement.

        (d)   Prior to the Closing, CRD covenants and agrees to contribute all of the issued and outstanding Interests in Management Company to the Company.

        7.3    Silver Run; Riverstone Affiliates.

        (a)   Promptly following the date of this Agreement and through the earliest to occur of (A) the Closing Date, (B) the date of termination of this Agreement, (C) the date the Centennial Contributors make the Centennial Cash Election and (D) the date the parties agree that the forms of the Equity Documents are finalized and completed, the parties agree to negotiate in good faith the form of the A&R LLC Agreement and such other documents and agreements that are contemplated on Exhibit B-1 and Exhibit B-2 (including the Registration Rights Agreement and such amendments to the Organizational Documents of Silver Run as are necessary to give effect to the terms contemplated by Exhibit B-2, if applicable (such amendments, the "Charter Amendments")) (collectively, the "Equity Documents"), which Equity Documents will be on terms as are consistent with and do not deviate from those set forth on Exhibit B-1 or Exhibit B-2, as applicable, and such other reasonable and customary terms as are mutually agreed to by the parties; provided, that such other reasonable and customary terms are not inconsistent with and do not deviate from those set forth on Exhibit B-1 or Exhibit B-2, as applicable. Notwithstanding anything to the contrary in this Agreement, in the event the parties have not agreed on the form of Equity Documents by the date that is the earlier to occur of (x) the Silver Run Approval Early Termination Date or (y) the date that is 60 days after the date of this Agreement, then, if the Centennial Contributors so elect (the "Centennial Cash Election") by delivery of written notice (within five days after the earlier to occur of such dates set forth in clauses (x) and (y)) to Riverstone:

            (i)  the amount of the "Riverstone Cash Contribution" shall be increased by $200,000,000 for all purposes of this Agreement;

           (ii)  all references to "Equity Consideration" shall be deemed removed from Article II and the Centennial Contributors shall only receive the Cash Consideration (as adjusted pursuant to Section 7.3(a)(i)) and shall not be members of the Company after the Closing; and

          (iii)  the A&R LLC Agreement (and, if Riverstone has assigned its rights and obligations to Silver Run pursuant to Section 10.9(b), the closing deliverables set forth in Section 7.3(c)(iii)(C), (D), (E), (F) and (G)) shall no longer be required to be delivered by any party at Closing pursuant to Article II or Section 7.3(c)(iii), as applicable.
        (b)   If the parties acknowledge and agree that the Equity Documents are finalized and completed, then (i) the Centennial Contributors shall be deemed to have waived their right to make the Centennial Cash Election in accordance with Section 7.3(a) and (ii) the Equity Documents may be subject to changes, revisions or modifications agreed to by Riverstone; provided, that no such changes, revisions or modifications that have an adverse effect on the rights or reasonably expected economic benefits of the Centennial Contributors, or impose any additional restrictions or requirements to make any out-of-pocket expenditure or other financial obligations on the Centennial Contributors, in each case set forth in the agreed forms of Equity Documents may be made without the prior written consent of the Centennial Contributors.

        (c)   Subject to Section 7.3(a), upon an assignment by Riverstone of its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b):

            (i)  the representations and warranties set forth in Exhibit D shall become effective as set forth therein;

           (ii)  the obligations of the Company and the Centennial Contributors to consummate the Transactions shall be subject to the satisfaction at or prior to the Closing of the following additional conditions, any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:

            (A)  the representations and warranties of Silver Run set forth in Exhibit D shall be true and correct as of the date of the assignment by Riverstone of its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b) and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Silver Run Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect;

            (B)  Silver Run shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing;

            (C)  the Company and the Centennial Contributors shall have received a certificate of Silver Run signed by an executive officer of Silver Run, dated the Closing Date, confirming that the conditions in Section 7.3(c)(ii)(A) and Section 7.3(c)(ii)(B) have been satisfied;

            (D)  the Silver Run Common Stock (as defined in Exhibit D) to be issued pursuant to the A&R LLC Agreement shall have been approved for listing on Nasdaq, subject only to official notice of issuance thereof;

            (E)  the Silver Run Stockholder Approval (as defined in Exhibit D) shall have been obtained;

            (F)  the Silver Run Offer shall have been completed in accordance with the terms of the Organizational Documents of Silver Run and the relevant offering documents;

            (G)  the Charter Amendments shall have received such approval of the stockholders of Silver Run as is required by the Organizational Documents of Silver Run and applicable Law, and Silver Run shall have adopted the Charter Amendments;

            (H)  as of the Closing, no more than 12,500,000 shares of Silver Run Class B Common Stock shall be issued and outstanding;

            (I)   any other transactions, authorizations or approvals set forth in the Proxy Statement shall have been obtained or consummated, as applicable; and

            (J)   Silver Run shall have delivered, or shall stand ready to deliver, the closing deliveries set forth in Section 7.3(c)(iii).

          (iii)  at the Closing, Silver Run shall deliver, or shall cause to be delivered, the following:

            (A)  to the Company, the Silver Run Cash Contribution;

            (B)  to the Company and each Centennial Contributor, the certificate described in Section 7.3(c)(ii)(C);

            (C)  to the Company, a duly executed counterpart of the A&R LLC Agreement;

            (D)  to the Centennial Contributors, a duly executed counterpart of a Registration Rights Agreement;

            (E)  to CRD, the Golden Share;

            (F)  if the Equity Documents contemplate the issuance by Silver Run of Class C Common Stock, to each Centennial Contributor, such number of shares of Class C Common Stock in Silver Run as is equal to the number of Company Units issued to such Centennial Contributor in connection with the Closing;

            (G)  to the Centennial Contributors, a waiver duly executed by the holders of a majority of the shares of the Silver Run Class B Common Stock, in a form reasonably acceptable to the Centennial Contributors, waiving the conversion adjustment rights applicable to the Silver Run Class B Common Stock contained in Section 4.3(b)(ii) of the Organizational Documents of Silver Run such that, after giving effect to such waiver, each share of Silver Run Class B Common Stock will convert into one share of Silver Run Class A Common Stock upon the consummation of the Transactions; and

            (H)  any other documents, instruments, records, correspondence, filings, recordings or agreements called for hereunder as shall be reasonably required to consummate the Transactions, which have not previously been delivered.

          (iv)  all references to the "Riverstone Interests" shall instead refer to the Silver Run Interests; and

           (v)  Section 2.4(a) shall be of no force or effect."

        (d)   Upon an assignment by Riverstone of its rights and obligations under this Agreement to any Affiliate of Riverstone (other than Silver Run), the representations, warranties, covenants and conditions applicable to Riverstone as set forth in this Agreement shall apply to such Affiliate mutatis mutandis.

        7.4    Access to Information.

        (a)   Each party shall, and shall cause each of its Subsidiaries to, afford to the other parties and their respective officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives (collectively, the "Representatives"), during the period prior to the earlier of the Closing and the termination of this Agreement pursuant to the terms of Section 9.1 of this Agreement, reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of such party and its Subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its Subsidiaries to, furnish reasonably promptly to the other parties and its Representatives such information concerning its and its Subsidiaries' business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of the other parties. Each party and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the other parties or their respective Subsidiaries or otherwise cause any unreasonable interference with the prompt and timely discharge by the employees of the other parties and their respective Subsidiaries of their normal duties. Notwithstanding the foregoing provisions of this Section 7.4(a), each party shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to the other parties or any of their respective Representatives to the extent that such information is subject to an attorney/client or attorney work product privilege or that such access or the furnishing of such information is prohibited by applicable Law or an existing contract or agreement. Notwithstanding the foregoing, each party shall not have access to personnel records of the other parties or any of their respective Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in such other party's good faith opinion the disclosure of which could subject the other parties or any of their respective Subsidiaries to risk of liability. Each party shall be permitted to conduct non-invasive environmental assessments, including without limitation any Phase I environmental site assessments in accordance with ASTM Standard E1527-13, but shall not be permitted to conduct any sampling or analysis of any environmental media or building materials at any facility of the other parties or their respective Subsidiaries without the prior written consent of such other party, which may be granted or withheld in such other party's sole discretion. Each party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 7.4(a) for any purpose unrelated to the consummation of the Transactions.

        (b)   The Confidentiality Agreement dated as of April 13, 2016 between the Company and Riverstone Investment Group LLC, a Delaware limited liability company (the "Confidentiality Agreement") shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder; provided, however, that the parties shall amend the Confidentiality Agreement as reasonably necessary to allow Silver Run to (i) file and distribute the Proxy Statement, obtain Silver Run Stockholder Approval and make the Silver Run Offer and (ii) to allow Riverstone, Silver Run and the Company to engage in equity or debt financing related to the

Transactions. All information provided to any party or its Representatives pursuant to or in connection with this Agreement is deemed to be "Information" as defined under the Confidentiality Agreement.

        7.5    HSR and Other Approvals.

        (a)   Each of the parties shall: (i) use reasonable best efforts to cooperate with each other in timely making all filings required under this Agreement to complete the Transactions, (ii) use reasonable best efforts to cooperate with each other in timely making all other filings with, and timely seeking all other consents, permits, authorizations or approvals from, Governmental Entities as necessary or appropriate to consummate the Transactions, and (iii) supply to any Governmental Entity as promptly as practicable any additional information or documents that may be requested pursuant to any Law or by such Governmental Agency. Nothing in this Section 7.5(a) shall require either party to share information reflecting the value of the Transactions or subject to any applicable privilege unless the parties have entered into a mutually agreeable joint defense agreement.

        (b)   If a filing is required by the HSR Act, Riverstone shall or shall cause its ultimate parent entity and the Company shall or shall cause its ultimate parent entity: (i) as promptly as practicable and in any event no later than fifteen (15) Business Days after the date of this Agreement, file, or cause to be filed (and not withdraw), a Notification and Report Form under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") in connection with the Transactions; and (ii) use its reasonable best efforts to (A) respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation, (B) cause the waiting period under the HSR Act to terminate or expire at the earliest possible date but in no event later than the End Date, and (C) avoid each and every impediment under the HSR Act with respect to the Transactions so as to enable the Closing to occur as soon as reasonably possible (and in any event not later than the End Date).

        (c)   The Company and Riverstone shall not take any action that would hinder or delay the obtaining of clearance or the expiration of the required waiting period under the HSR Act.

        7.6    Employee Matters.

        (a)   For a period of one year following the Closing Date (the "Covered Period"), the Company or one of its Affiliates shall offer and cause to be offered to each employee of the Company, its Subsidiaries or the Management Company who is employed as of the Closing Date (each, a "Continuing Employee") and who remains employed by the Company or one of its Affiliates, to be provided with (i) base compensation (salary or wages, as applicable) at a rate that is no less favorable than in effect for such Continuing Employee immediately prior to the Closing Date and an annual bonus for 2016 that is no less than the annual bonus paid to the Continuing Employee for 2015, as set forth on the schedule provided to Riverstone by the Centennial Contributors prior to the date hereof, and (ii) other compensation and employee benefits (including retirement plan participation, but excluding equity and equity-based compensation, participation in any defined benefit pension plan, retiree medical benefits and any transaction, retention or similar bonus) that are substantially comparable in the aggregate to those in effect for such Continuing Employee immediately prior to the Closing Date through Employee Benefit Plans of the Company, Riverstone, their Affiliates or a professional employer organization that provides employee benefit-related services to the Company or its Subsidiaries (such employee benefit plans, the "Continuing Employee Benefit Plans").

        (b)   From and after the Closing Date, during the Covered Period, the Continuing Employees shall be given credit, for all purposes under the Continuing Employee Benefit Plans (other than with respect to any "defined benefit plan" as defined in Section 3(35) of ERISA, retiree medical benefits or disability benefits or to the extent it would result in a duplication of benefits) in which the Continuing Employees participate, for such Continuing Employees' service to the Company, any of its Subsidiaries, or Management Company through the time immediately prior to the Closing Date, including vesting, eligibility and benefit accrual purposes, to the same extent and for the same purposes that such service was taken into account under a corresponding Employee Benefit Plan in which the Continuing Employees participated immediately prior to the Closing Date.

        (c)   From and after the Closing Date, during the Covered Period, Riverstone shall, or shall cause the Company and its Affiliates, to take commercially reasonable efforts to (i) waive any limitation on health and welfare coverage of any Continuing Employee and his or her eligible dependents due to pre-existing conditions and/or waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare Continuing Employee Benefit Plan to the extent such Continuing Employee and his or her eligible dependents are covered under an analogous Employee Benefit Plan immediately prior to the Closing Date, and such conditions, periods or requirements are satisfied or waived under such Employee Benefit Plan and (ii) give each Continuing Employee credit for the plan year in which the Closing Date occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing Date for which payment has been made, in each case, to the extent permitted by the applicable insurance plan provider.

        (d)   If a Continuing Employee's employment with the Company or one of its Affiliates, as applicable (each, a "Continuing Employer"), is terminated during the 12 month period following the Closing Date (i) by such Continuing Employer without "Cause" (as defined below) or (ii) by such Continuing Employee for "Good Reason" (which shall be defined by reference to the safe harbor contained under Treas. Reg. §§ 1.409A-1(n)(2)(ii)(A) and (C) as it applies to the Continuing Employee immediately prior to the Closing Date; for the avoidance of doubt, by way of example only, a material change in the geographic location at which the Continuing Employee must perform services shall be determined in reference to the location at which the Continuing Employee performs services immediately prior to the Closing Date), subject to the Continuing Employee's executing (and not revoking) a general release of claims in a form acceptable to the Company, the Continuing Employer shall provide severance to such Continuing Employee in an amount equal to the sum of (i) one year of such Continuing Employee's base compensation (salary or wages, as applicable) and (ii) the Continuing Employee's annual bonus opportunity for the calendar year in which the date of termination occurs (or, if no such annual bonus opportunity exists, the amount of the annual bonus, if any, actually paid to the Continuing Employee for the immediately preceding year), paid in a lump sum cash payment no later than 60 days following the Continuing Employee's "separation from service" (within the meaning of Section 409A of the Code, and the regulations promulgated thereunder). For purposes of this Section 7.6(d), "Cause" means, with respect to a Continuing Employee, a determination by the Continuing Employer that such Continuing Employee has: (i) materially breached a written agreement between such Continuing Employee and the Continuing Employer or one of its Affiliates, including the material breach of any written policy or written code of conduct established by the Continuing Employer or one of its Affiliates and applicable to such Continuing Employee; (ii) committed an act of gross negligence, willful misconduct, fraud, theft or embezzlement; (iii) been convicted of or been indicted for, or pled nolo contendere to, any felony (or state law equivalent); (iv) willfully failed or refused, other than due to disability, to perform the Continuing Employee's duties to the Continuing Employer or one of its Affiliates; or (v) engaged in any other conduct that is materially injurious (whether monetarily or otherwise) to the Continuing Employer or one of its Affiliates.

        (e)   For purposes of determining the number of vacation days and other paid time off to which each Continuing Employee is entitled during the calendar year in which the Closing Date occurs, Riverstone, the Company or one of their respective Subsidiaries will assume and honor all unused vacation and other paid time off days accrued or earned by such Continuing Employee as of the time immediately prior to the Closing Date for the calendar year in which the Closing Date occurs.

        (f)    Nothing in this Agreement shall constitute an amendment to, or be construed as amending, any Employee Benefit Plan sponsored, maintained or contributed to by Riverstone, the Company, any of their respective Subsidiaries or a professional employer organization that provides employee benefit-related services to the Company or its Subsidiaries. The provisions of this Section 7.6 are for the sole benefit of the parties and nothing herein, expressed or implied, is intended or will be construed to confer upon or give to any Person (including, for the avoidance of doubt, any Continuing Employee or other current or former employee (including co-employees) of the Management Company, other than the parties and their respective permitted successors and assigns) any legal or equitable or other rights or remedies (including with respect to the matters provided for in this Section 7.6) under or by reason of any provision of this Agreement.

        7.7    Indemnification; Directors' and Officers' Insurance.

        (a)   Without limiting any other rights that any Indemnified Person may have pursuant to any employment agreement or indemnification agreement in effect on the date hereof or otherwise, from the Closing and until the six year anniversary of the Closing, the Company shall indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Closing, a director, officer or employee of the Company or any of its Subsidiaries (the "Indemnified Persons") against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments or amounts that are paid in settlement (with the approval of the indemnifying party, which approval shall not be unreasonably withheld, delayed or conditioned), of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, Employee Benefit Plan, trust or other enterprise or by reason of anything done or not done by such Person in any such capacity, whether pertaining to any act or omission occurring or existing prior to, at or after the Closing and whether asserted or claimed prior to, at or after the Closing ("Indemnified Liabilities"), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case to the fullest extent permitted under applicable Law (and the Company shall pay expenses incurred in connection therewith in advance of the final disposition of any such Proceeding to each Indemnified Person to the fullest extent permitted under applicable Law). Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the Closing), (i) the Indemnified Persons may retain the Company's regularly engaged legal counsel or other counsel satisfactory to them, and the Company shall pay all reasonable fees and expenses of such counsel for the Indemnified Persons as promptly as statements therefor are received, and (ii) the Company shall use its best efforts to assist in the defense of any such matter. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 7.7, upon learning of any such Proceeding, shall notify the Company (but the failure so to notify shall not relieve a party from any obligations that it may have under this Section 7.7 except to the extent such failure materially prejudices such party's position with respect to such claims). With respect to any determination of whether any Indemnified Person is entitled to indemnification by the Company under this Section 7.7, such Indemnified Person shall have the right to require that such determination be made by special, independent legal counsel selected by the Indemnified Person and approved by the Company (which approval shall not be unreasonably withheld or delayed), and who has not otherwise performed material services for the Company or the Indemnified Person within the last three (3) years.

        (b)   the Company shall not amend, repeal or otherwise modify any provision in the Organizational Documents of the Company in any manner that would affect (or manage the Company or its Subsidiaries, with the intent to affect) adversely the rights thereunder or under the Organizational Documents of any Indemnified Person to indemnification, exculpation and advancement except to the extent required by applicable Law. The Company shall fulfill and honor any indemnification, expense advancement or exculpation agreements between the Company and any of its directors, officers or employees existing immediately prior to the Closing.

        (c)   The Company shall indemnify any Indemnified Person against all reasonable costs and expenses (including reasonable attorneys' fees and expenses), such amounts to be payable in advance upon request as provided in Section 7.7(a), relating to the enforcement of such Indemnified Person's rights under this Section 7.7 or under any charter, bylaw or contract regardless of whether such Indemnified Person is ultimately determined to be entitled to indemnification hereunder or thereunder.

        (d)   The Company will cause to be put in place, and the Company shall fully prepay immediately prior to the Closing, "tail" insurance policies with a claims period of at least six years from the Closing from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope at least as favorable as the Company's existing policies with respect to matters, acts or omissions existing or occurring at or prior to the Closing; provided, however, that the Company may elect in its sole discretion to, but shall not be required to, spend more than 300% (the "Cap Amount") of the last annual premium paid by the Company prior to the date hereof for the six years of coverage under such tail policy; provided further that if the cost of such insurance exceeds the Cap Amount, and the Company elects not to spend more than the Cap Amount for such purpose, then the Company shall purchase as much coverage as is obtainable for the Cap Amount.

        (e)   In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of the Company shall assume the obligations set forth in this Section 7.7. The provisions of this Section 7.7 are intended to be for the benefit of, and shall be enforceable by, the parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 7.7, and his heirs and representatives. The Company shall not sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render the Company unable to satisfy their obligations under this Section 7.7.

        7.8    Agreement to Defend.     In the event any Proceeding by any Governmental Entity or other Person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the parties agree to cooperate and use their reasonable best efforts to defend against and respond thereto.

        7.9    Public Announcements.     The parties will not, and each of the foregoing will cause its Representatives not to, issue any public announcements or make other public disclosures regarding this Agreement (including with respect to the execution of this Agreement) or the transactions contemplated hereby, without the prior written approval of the parties; provided, however, that a party or its Representatives may issue a public announcement or other public disclosures required by applicable Law (including the Proxy Statement and any offering or other documents prepared in connection with any financing by Riverstone, Silver Run or the Company), provided such party uses reasonable best efforts to afford the other parties an opportunity to first review the content of the proposed disclosure and provide reasonable comment regarding same; provided further that no provision of this Agreement shall be deemed to restrict in any manner (i) the Company's ability to communicate with its employees and financial and legal advisors and its underwriters in connection with the proposed initial public offering of the Company or one of its Affiliates the fact that the Company has entered into this Agreement or (ii) the Centennial Contributors' ability to communicate with their respective members, limited partners, equityholders and other investors the fact that the Company has entered into this Agreement , in either case, with an affiliate of investment funds advised or managed by Riverstone Holdings LLC.

        7.10    Advice of Certain Matters; Control of Business.     Subject to compliance with applicable Law, the Company and Riverstone, as the case may be, shall confer on a regular basis with each other, report on operational matters and shall promptly advise each other orally and in writing of any change or event having, or which would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or a Riverstone Material Adverse Effect, as the case may be. Except with respect to the HSR Act as provided in Section 4.4, the Company and Riverstone shall promptly provide each other (or their respective counsel) copies of all filings made by such party or its Subsidiaries with the SEC or any other Governmental Entity in connection with this Agreement and the Transactions. Without limiting in any way any party's rights or obligations under this Agreement, nothing contained in this Agreement shall give any party, directly or indirectly, the right to control or direct the other parties and their respective Subsidiaries' operations prior to the Closing. Prior to the Closing, each of the parties shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

        7.11    Filing of Tax Returns.     The Centennial Contributors shall prepare or cause to be prepared all income Tax Returns of the Company for any Pre-Closing Period required to be filed after the Closing Date. The Company shall prepare or cause to be prepared all other Tax Returns of the Company and its Subsidiaries. Any Tax Returns for any Pre-Closing Period and any Straddle Period shall be prepared on a basis consistent with past practice except to the extent otherwise required by applicable Law and not later than thirty (30) days prior to the due date for filing any such Tax Return (other than Tax Returns relating to sales, use, payroll, or other Taxes that are required to be filed contemporaneously with, or promptly after, the close of a Tax period), the party or parties responsible for preparing such Tax Return shall deliver a draft of such Tax Return, together with all supporting documentation and workpapers, to the other parties for their review and reasonable comment. The Company shall cause such Tax Return (as revised to incorporate the other parties' reasonable comments) to be timely filed and will provide a copy thereof to the Centennial Contributors.

        7.12    Transfer Taxes.     Although the parties do not anticipate Transfer Taxes will be imposed with respect to the Transactions, Riverstone shall be responsible for (and reimburse, indemnify, defend and hold harmless the Centennial Contributors and their respective Affiliates against) any and all Transfer Taxes that are so imposed. The parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.

        7.13    Tax Reporting.

        (a)   The Parties agree, for U.S. federal income (and applicable state and local) tax purposes, that (i) the Transactions result in a termination of the Company for U.S. federal income tax purposes pursuant to Section 708(b)(1)(B) of the Code as of the Closing Date, and (ii) the Cash Consideration and any other amounts treated as consideration under Treasury Regulations Section 1.707-3 shall be treated (A) as a reimbursement of the applicable Centennial Contributor's capital expenditures within the meaning of Treasury Regulations Section 1.707-4(d) to the extent that such Centennial Contributor provides to the Company and Riverstone written notice stating the amount of appropriately qualifying capital expenditures and evidence reasonably satisfactory to each of the Company and Riverstone documenting the capital expenditures and their qualification in accordance with applicable law and (B) to the extent that the Cash Consideration and any other amounts treated consideration under Treasury Regulations Section 1.707-3 exceed the amount provided for under clause (A) or amounts otherwise qualifying for any exception to the "disguised sale" rules under Section 707 of the Code and the Treasury Regulations thereunder, as documented by written notice from each Centennial Contributor to the Company and Riverstone, as the proceeds of a sale by the applicable Centennial Contributor of Company Interests to Riverstone. Unless required to do so as a result of a "determination" as defined in Section 1313(a) of the Code, each of the parties agrees not to make any tax filing or otherwise take any position inconsistent with this Section 7.13(a) and to cooperate with each other party to make any filings, statements or reports required to effect, disclose or report the Transactions as described in this Section 7.13(a), including as described in Section 7.13(b).

        (b)   Not later than 30 days after the Closing, the parties shall cooperate in good faith to prepare and agree to a statement reflecting a valuation of all of the assets of the Company in accordance with the principles of Sections 1060 and 755 of the Code, as applicable (the "Tax Allocation Statement"). The parties agree to (i) be bound by the Tax Allocation Statement (if agreed) and (ii) act in accordance with the Tax Allocation Statement (if agreed) in the preparation, filing and audit of any Tax Return.

        (c)   The Company shall file an election under Section 754 of the Code and under corresponding provisions of applicable statute and local tax laws.

        (d)   Each of the Centennial Contributors and Riverstone agrees that the Company shall adopt the use of the "remedial allocation method" as described in Treasury Regulations Section 1.704-3(d)(1).

        7.14    Cooperation on Tax Matters.     The parties shall cooperate fully as and to the extent reasonably requested by the other parties, in connection with the filing of Tax Returns and any audit, litigation or other Proceeding relating to Taxes imposed on or with respect to the assets, operations or activities of the Company. Such cooperation shall include the retention and (upon another party's request) the provision of records and information which are reasonably relevant to any such Tax Return or audit, litigation or other Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

        7.15    Cooperation on Proxy Statement and Financing Matters.

        (a)   Prior to the Closing and in connection with Silver Run's preparation of the Proxy Statement, any other filing required to be made by Silver Run with the SEC under the Exchange Act or any responses to any comments from the SEC relating to the Proxy Statement or other required filings, the Company shall use its reasonable best efforts to provide to Riverstone and Silver Run, and shall cause each of the Company's Subsidiaries to use its reasonable best efforts to provide, and shall use its reasonable best efforts to cause its representatives, including legal and accounting representatives, to provide, in each case at Silver Run's sole expense (with respect to out-of-pocket expenses), all cooperation reasonably requested by Riverstone or Silver Run that is customary in connection with the preparation of the Proxy Statement and such other filings or responses to SEC comments (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries), which reasonable best efforts shall include, among other things, obtaining the consents of any auditor to the inclusion of the financial statements of the Company or any of its Subsidiaries in the Proxy Statement and other filings with the SEC. The Company hereby consents to Silver Run's use of any audited or unaudited financial statements relating to the Company and its Subsidiaries or entities or businesses acquired by the Company reasonably requested by Riverstone or Silver Run to be used in the Proxy Statement and any other filings that Silver Run makes with the SEC.

        (b)   Prior to the Closing and in connection with (x) any proposal by Riverstone to assign its rights and obligations under this Agreement to Silver Run or (y) any financing activities of Silver Run or the Company, the Company shall use its reasonable best efforts to provide to Silver Run and Riverstone, and shall cause each of the Company's Subsidiaries to use its reasonable best efforts to provide, and shall use its reasonable best efforts to cause its representatives, including legal and accounting representatives, to provide, in each case at Riverstone's sole expense (with respect to out-of-pocket expenses), all cooperation reasonably requested by Silver Run and Riverstone that is customary in connection with completing any financing activities, or with obtaining such consents as are required to be obtained under, the Company's revolving credit facility and any other Indebtedness of the Company or any of its Subsidiaries that would become due and payable at the Closing as a result of the consummation of the Transactions (or obtaining new replacement debt financing to replace such Indebtedness) (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries), which reasonable best efforts shall include, among other things, (i) furnishing Silver Run and Riverstone, reasonably promptly following Silver Run's or Riverstone's request, with information regarding the Company and its Subsidiaries (including information to be used in the preparation of one or more information packages regarding the business, operations, financial projections and prospects of the Company and its Subsidiaries) customary for such financing activities, to the extent reasonably available to the Company, (ii) causing Senior Management and other representatives with appropriate seniority and expertise of the Company to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders of, such financing), presentations, due diligence sessions, drafting sessions and sessions with rating agencies in connection with such financing activities, (iii) assisting with the preparation of materials for rating agency presentations, bank information memoranda, and similar documents required in connection any such financing activities, (iv) using reasonable best efforts to obtain legal opinions reasonably requested by Silver Run or Riverstone in order to consummate such financing activities, (v) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Silver Run, Riverstone or any financing sources of Silver Run or the Company to permit the consummation of such financing activities and (vi) cooperating with requests for due diligence to the extent customary and reasonable; provided, however, that no obligation of the Company or any of its Subsidiaries under any agreement, certificate, document or instrument shall be effective until the Closing and none of, the Company or any of its Subsidiaries or representatives shall be required to pay any commitment or other fee or incur any other liability in connection with any financing activities.

        (c)   Riverstone shall promptly, upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by the Company or any of its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 7.15 and shall indemnify and hold harmless the Company, its Subsidiaries, the Centennial Contributors and their respective representatives and Affiliates from and against any and all losses, damages, claims, costs or out-of-pocket expenses suffered or incurred by any of them in connection with the arrangement of any financing or any stockholder approval process and any information used in connection therewith, except for liabilities of the Company to the extent they resulted from (i) information provided by the Company or any of its Subsidiaries containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) the willful misconduct of any such Person.

        7.16    Non-Competition.     For a period of nine months following the Closing Date, each Centennial Contributor shall, and shall cause any Senior Management Entity, not to, directly or indirectly, acquire or evaluate the acquisition of any interest in any Oil and Gas Property the applicable outside surface boundaries of which are located adjacent to any applicable outside surface boundary of any Oil and Gas Property owned by the Company or any of its Subsidiaries as of the Closing Date (an "Adjacent Oil and Gas Property"); provided, however, that the foregoing restriction shall not restrict or limit in any manner the ability of any Centennial Contributor or any Senior Management Entity from undertaking an acquisition or series of related acquisitions of Oil and Gas Properties that include Adjacent Oil and Gas Properties so long as the value allocable to the Adjacent Oil and Gas Properties is less than 20% of the aggregate value of the Oil and Gas Properties that are the subject of such acquisition or series of related acquisitions. Notwithstanding anything to the contrary in this Agreement, any action taken by Natural Gas Partners with respect to a Senior Management Entity that would result in a breach of this Section 7.16 if such action was taken by a Centennial Contributor shall be deemed for all purposes hereunder to be an action of the Centennial Contributors and the Centennial Contributors shall be responsible for any such action as if it were a breach by the Centennial Contributors of this Section 7.16.

        7.17    Reasonable Best Efforts; Notification.

        (a)   Except to the extent that the parties' obligations are specifically set forth elsewhere in this Article VII, upon the terms and subject to the conditions set forth in this Agreement, each of the parties shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions.

        (b)   The Company shall give prompt notice to Riverstone, and Riverstone shall give prompt notice to the Company, upon becoming aware of (i) any condition, event or circumstance that will result in any of the conditions in Sections 8.2(a) or 8.3(a) not being met, or (ii) the failure by such party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

ARTICLE VIII
CONDITIONS PRECEDENT

        8.1    Conditions to Each Party's Obligation to Consummate the Transactions.     The respective obligation of each party to consummate the Transactions is subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived jointly by the parties, in whole or in part, to the extent permitted by applicable Law:

        (a)    Regulatory Approval.     If applicable, any waiting period applicable to the Transactions under the HSR Act shall have been terminated or shall have expired.

        (b)    No Injunctions or Restraints.     No Governmental Entity having jurisdiction over any party hereto shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transactions and no Law shall have been adopted that makes consummation of the Transactions illegal or otherwise prohibited.

        8.2    Additional Conditions to Obligations of Riverstone.     The obligations of Riverstone to consummate the Transactions are subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived exclusively by Riverstone, in whole or in part, to the extent permitted by applicable Law:

        (a)    Representations and Warranties of the Company and Centennial Contributors.     The representations and warranties of the Centennial Contributors and the Company set forth in Article III and Article IV, respectively, of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality," "Company Material Adverse Effect" or "Centennial Contributor Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or Centennial Contributor Material Adverse Effect, as applicable.

        (b)    Performance of Obligations of the Company and the Centennial Contributors.     The Company and the Centennial Contributors shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by such entity under this Agreement on or prior to the Closing.

        (c)    Compliance Certificate.     Riverstone shall have received a certificate of the Company signed by an executive officer of the Company and the Centennial Contributors, as applicable, dated the Closing Date, confirming that the conditions in Sections 8.2(a) and (b) have been satisfied.

        (d)    No Material Adverse Effect.     Since the date of the Agreement, there shall not have been a Material Adverse Effect on the Company.

        (e)    Closing Deliveries.     The Company and each Centennial Contributor shall have delivered, or shall stand ready to deliver, the closing deliveries set forth in Section 2.4(c) and Section 2.4(b), respectively.

        8.3    Additional Conditions to Obligations of the Company and the Centennial Contributors.     The obligations of the Company and the Centennial Contributors to consummate the Transactions are subject to the satisfaction at or prior to the Closing of the following conditions (and, to the extent applicable, the additional conditions set forth in Section 7.3(c)(ii)), any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:

        (a)    Representations and Warranties of Riverstone.     The representations and warranties of Riverstone set forth in Article VI of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Riverstone Material Adverse Effect") that would not be reasonably likely to have, individually or in the aggregate, a Riverstone Material Adverse Effect.

        (b)    Performance of Obligations of Riverstone.     Riverstone shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing.

        (c)    Compliance Certificate.     The Company and the Centennial Contributors shall have received a certificate of Riverstone signed by an executive officer of Riverstone dated the Closing Date, confirming that the conditions in Sections 8.3(a) and (b) have been satisfied.

        (d)    Closing Deliveries.     Riverstone shall have delivered, or shall stand ready to deliver, the closing deliveries set forth in Section 2.4(a).

        8.4    Frustration of Closing Conditions.     None of the parties may rely, either as a basis for not consummating the Transactions or for terminating this Agreement, on the failure of any condition set forth in Sections 8.1, 8.2 or 8.3, as the case may be, to be satisfied if such failure was caused by such party's breach in any material respect of any provision of this Agreement.

ARTICLE IX
TERMINATION

        9.1    Termination.    This Agreement may be terminated at any time prior to the Closing as follows:

        (a)   by mutual written consent of the Company and Riverstone;

        (b)   by either the Company or Riverstone:

            (i)  if any Governmental Entity having jurisdiction over any party hereto shall have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Transactions and such order, decree, ruling or injunction or other action shall have become final and nonappealable or if there shall be adopted any Law that makes consummation of the Transactions illegal or otherwise prohibited; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to the Company or Riverstone if the failure to fulfill any material covenant or agreement under this Agreement by the Company or any Centennial Contributor (in the case of the Company) or Riverstone (in the case of Riverstone) has been the cause of or resulted in the action or event described in this Section 9.1(b)(i) occurring;

           (ii)  in the event of a breach by any other party of any representation, warranty, covenant or other agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in Section 8.2(a) or (b) or Section 8.3(a) or (b) (or, following any assignment to Silver Run in accordance with Section 10.9, Section 7.3(c)(ii)(A) or (B), as applicable), if it was continuing as of the Closing Date and (B) cannot be or has not been cured by the earlier of 30 days after the giving of written notice to the breaching party of such breach and the basis for such notice, and the End Date (a "Terminable Breach"); provided, however, that the terminating party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or

          (iii)  if the Transactions shall not have been consummated on or before 5:00 p.m., Houston time, on the date that is 100 days after the date hereof (such date being the "End Date"); provided, however, that the right to terminate this Agreement under this Section 9.1(b)(iii) shall not be available to the Company or Riverstone if the failure to fulfill any material covenant or agreement under this Agreement by the Company or any Centennial Contributor (in the case of the Company) or Riverstone (in the case of Riverstone) has been the cause of or resulted in the failure of the Transactions to occur on or before such date.

        9.2    Notice of Termination; Effect of Termination.

        (a)   A terminating party shall provide written notice of termination to all the other parties specifying with particularity the reason for such termination, and any termination shall be effective immediately upon delivery of such written notice to all the other parties.

        (b)   In the event of termination of this Agreement by the Company or Riverstone as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto except with respect to this Section 9.2, the sixth sentence of Section 7.4(a), Section 7.4(b), Section 9.3 and Articles I and X; provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any party from liability for any damages (including, in the case of the Centennial Contributors, damages based on the consideration that would have otherwise been payable to the Centennial Contributors) for a Willful and Material Breach of a representation or warranty or a Willful and Material Breach of any covenant, agreement or obligation hereunder or fraud.

        9.3    Expenses and Other Payments.

        (a)   Upon consummation of the Transactions, except as otherwise provided in this Agreement, the Company shall pay all of its own expenses and the expenses of each Centennial Contributor and of Riverstone (and, in the event Riverstone assigns its rights and obligations under this Agreement to Silver Run in accordance with Section 10.9(b), of Silver Run), in each case incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions (provided, for the avoidance of doubt, that in the event Riverstone assigns its rights and obligations under this

Agreement to Silver Run in accordance with Section 10.9(b), the Company shall not be responsible for any deferred underwriting expenses payable by Silver Run at the Closing to the underwriters in the Silver Run IPO or any other expenses of Silver Run that are paid by Silver Run and reduce the Silver Run Cash Contribution, provided further that, solely for U.S. federal income and applicable state and local tax purposes, Silver Run shall be treated as having contributed an additional amount of cash to the Company in the amount of such expenses in exchange for a portion of the Company Units it receives pursuant to this Agreement, and such expenses shall be treated as expenses of, and therefore paid by or on behalf of, the Company); provided, that in connection with the Closing the Centennial Contributors shall pay the amount of any fees or commissions owed by the Company to any broker or investment banker as a result of the consummation of the Transactions. In the event this Agreement is terminated, each party shall bear its own expenses except as otherwise provided in this Agreement.

        (b)   If this Agreement is validly terminated by the Company pursuant to Section 9.1(b)(ii), then in lieu of all other claims and remedies that might otherwise be available with respect thereto, including elsewhere under this Agreement and notwithstanding any other provision of this Agreement, then the Company shall have the right to receive the Deposit as liquidated damages (including but not limited to with respect to any costs, fees and expenses incurred in connection with legal, financial and other advisors and the economic cost of foregone opportunities) and not as a penalty and as the Company's and its Affiliates' sole and exclusive remedy and as full and final settlement of all liabilities, costs, expenses and reimbursement obligations associated with such breach of this Agreement (and Riverstone and the Company shall execute joint written instructions to the Escrow Agent authorizing the Escrow Agent to release the Deposit to the Company). The parties acknowledge and agree that (A) the Company's and the Centennial Contributors' actual damages upon the event of such termination are difficult to ascertain with any certainty, (B) the Deposit is a fair and reasonable estimate by the parties of such actual damages of the Company and the Centennial Contributors and (C) such liquidated damages do not constitute a penalty. In all other instances in which this Agreement is validly terminated, Riverstone shall be entitled to the return of the Deposit by the Company (and Riverstone and the Company shall execute joint written instructions to the Escrow Agent authorizing the Escrow Agent to release the Deposit to Riverstone).

        (c)   For purposes of clarification, nothing contained in this Section 9.3 shall prevent, limit, impede or otherwise impair the ability of a party to seek, enforce or otherwise pursue any remedy available to it pursuant to Section 10.11 at any time prior to valid termination of this Agreement pursuant to this Article IX.

ARTICLE X
GENERAL PROVISIONS

        10.1    Schedule Definitions.     All capitalized terms in the Centennial Contributor Disclosure Letter and the Company Disclosure Letter shall have the meanings ascribed to them herein except as otherwise defined therein.

        10.2    Survival.     Except as otherwise provided in this Agreement, none of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, the agreements of the parties in Articles I, II and X and the sixth sentence of Section 7.4(a), Sections 7.4(b), 7.6, 7.7, 7.11, 7.12, 7.13, 7.14, 7.16 and 9.3(a) will survive the Closing. The Confidentiality Agreement shall (i) survive termination of this Agreement in accordance with its terms and (ii) terminate as of the Closing. After the Closing, other than as set forth in this Agreement, (i) there shall be no liability or obligation on the part of any party hereto to any other party (except for fraud) and (ii) no party shall bring any claim of any nature against any other party (other than any claim of fraud); provided, however, that nothing in this sentence shall affect the agreements of the parties in Articles I, II and X and the sixth sentence of Section 7.4(a), Sections 7.4(b), 7.6, 7.7, 7.11, 7.12, 7.13, 7.14, 7.16 and 9.3(a) and any claims or liabilities arising therefrom.

        10.3    Notices.    All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by facsimile (but only upon confirmation of transmission by the transmitting equipment); (c) if transmitted by electronic mail ("e-mail") (but only if confirmation of receipt of such e-mail is requested and received); or (d) if transmitted by national overnight courier, in each case as addressed as follows:

            (i)  if to Riverstone, to:

Riverstone Centennial Holdings, L.P. c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor New York, NY 10019 Attention: Stephen S. Coats Facsimile (212) 993-0077 E-mail: scoats@riverstonellc.com with a required copy to (which copy shall not constitute notice):

Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002
Attention:	William N.Finnegan IV Brett E. Braden Debbie P. Yee
Facsimile	(713) 546-5401
E-mail:	bill.finnegan@lw.com brett.braden@lw.com debbie.yee@lw.com

         (ii)  if to the Company or the Centennial Contributors, to each of :

Centennial Resource Production LLC 1401 17th Street, Suite 1000 Denver, Colorado 80202 Attention: Ward Polzin Facsimile 303-845-9516 E-mail: wpolzin@centennialresource.com

Natural Gas Partners 5221 N. O'Connor Blvd., Suite 1100 Irving, Texas 75039 Attention: Jeffrey A. Zlotky Facsimile: (972) 432-1441 E-mail: jzlotky@ngptrs.com

Celero Energy Company, LP 301 Commerce Street, Suite 2001 Fort Worth, TX 76102 Attention: Bruce Selkirk Facsimile: (817) 708-3888 E-mail: bselkirk@celeroenergy.com with a required copy to (which copy shall not constitute notice):

Vinson & Elkins LLP 1001 Fannin, Suite 2500 Houston, Texas 77002
Attention:	Douglas E. McWilliams
W. Matthew Strock
Facsimile:	(713) 615-5956
E-mail:	dmcwilliams@velaw.com mstrock@velaw.com

        10.4    Rules of Construction.

        (a)   Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.

        (b)   The inclusion of any information in the Centennial Contributor Disclosure Letter or the Company Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Centennial Contributor Disclosure Letter or the Company Disclosure Letter, as applicable, that such information is required to be listed in the Centennial Contributor Disclosure Letter or the Company Disclosure Letter, as applicable, that such items are material to the Company and its Subsidiaries taken as a whole, the Centennial Contributors or Riverstone, as the case may be, or that such items have resulted in a Company Material Adverse Effect, Centennial Contributor Material Adverse Effect or Riverstone Material Adverse Effect. The headings, if any, of the individual sections of each of the Centennial Contributor Disclosure Letter and the Company Disclosure Letter are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Centennial Contributor Disclosure Letter and the Company Disclosure Letter are arranged in sections corresponding to the Sections of this Agreement merely for convenience, and the disclosure of (i) an item in one section of the Centennial Contributor Disclosure Letter or the Company Disclosure Letter as an exception to a particular representation or warranty and (ii) disclosures made in the Registration Statement shall in each case be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent from such item, notwithstanding the presence or absence of an appropriate section of the Centennial Contributor Disclosure Letter or the Company Disclosure Letter with respect to such other representations or warranties or an appropriate cross reference thereto.

        (c)   The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Centennial Contributor Disclosure Letter or the Company Disclosure Letter is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

        (d)   All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof" and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection" and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. Unless the context otherwise requires, all references to a specific time shall refer to Houston, Texas time.

        (e)   In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity include any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other law include any successor to such section; and (iv) days mean calendar days.

        10.5    Counterparts.     This Agreement may be executed in two or more counterparts, including via facsimile transmission or email in "portable document format" (".pdf") form, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to all the other parties, it being understood that all parties need not sign the same counterpart.

        10.6    Entire Agreement; Third Party Beneficiaries.     This Agreement (together with the Confidentiality Agreement, the Transaction Documents, the Guaranty and any other documents and instruments executed pursuant hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Except for the provisions of Sections 7.7 and 10.10 (which from and after the Closing are intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and representatives), nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        10.7    Governing Law; Venue; Waiver of Jury Trial.

        (a)   THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

        (b)   THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE) AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA

LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

        (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.7.

        10.8    Severability.     Each party agrees that, should any court or other competent Governmental Entity hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Except as otherwise contemplated by this Agreement, in response to an order from a court or other competent Governmental Entity for any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, to the extent that a party hereto took an action inconsistent with this Agreement or failed to take action consistent with this Agreement or required by this Agreement pursuant to such order, such party shall not incur any liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order.

        10.9    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of all the other parties; provided, however, that, without the consent of any party, Riverstone shall be entitled to (a) assign, in whole or in part, its rights and obligations under this Agreement prior to the Closing or the termination of this Agreement to any Affiliate of Riverstone formed for the purpose of making a capital contribution to the Company (other than Silver Run) or (b) assign all of its rights and obligations under this Agreement prior to the Closing or the termination of this Agreement to Silver Run (any such assignee under clause (a) or clause (b), upon execution of a Joinder Agreement, a "Riverstone Assignee"), such assignment to be effective upon the execution of a joinder agreement, substantially in the form of Exhibit E (the "Joinder Agreement"), but no such assignment shall release Riverstone from its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any purported assignment in violation of this Section 10.9 shall be void. Riverstone shall deliver a written notice to the Company promptly following any assignment permitted pursuant to this Section 10.9. From and after the date of any assignment permitted pursuant to this Section 10.9, the term "Riverstone" shall refer to, or include, a Riverstone Assignee, as the context requires.

        10.10    Affiliate Liability.     Each of the following is herein referred to as a "Company Affiliate": any director, officer, employee, representative or agent of (a) the Company or (b) any Person who controls the Company. No Company Affiliate shall have any liability or obligation to Riverstone of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby or thereby, and Riverstone hereby waives and releases all claims of any such liability and obligation. Each of the following is herein referred to as a "Riverstone Affiliate": (i) any direct or indirect holder of equity interests or securities in Riverstone (whether limited or general partners, members, stockholders or otherwise), other than the Guarantor (only with respect to the Guarantor's obligations under the Guaranty) or any Affiliate of Riverstone to which Riverstone assigns its rights and obligations to pursuant to Section 10.9 (only with respect to the rights and obligations assigned to such Affiliate), and (ii) any director, officer, employee, representative or agent of Riverstone or any Person who controls any of the foregoing. No Riverstone Affiliate shall have any liability or obligation to the Centennial Contributors or the Company of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby or thereby, and the Centennial Contributors and the Company hereby waive and release all claims of any such liability and obligation.

        10.11    Specific Performance.     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (on behalf of themselves and the third party beneficiaries of this Agreement) (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        10.12    Amendment.     This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

        10.13    Extension; Waiver.     At any time prior to the Closing, the Company and Riverstone may, to the extent legally allowed:

        (a)   extend the time for the performance of any of the obligations or acts of the other parties hereunder;

        (b)   waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto; or

        (c)   waive compliance with any of the agreements or conditions of the other parties contained herein.

        Notwithstanding the foregoing, no failure or delay by the Company, Riverstone or any Centennial Contributor in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a party hereto to any such extension or waiver shall be effective or enforceable unless set forth in an instrument in writing signed on behalf of such party.

        10.14    Company Release.

        (a)   Each of the Centennial Contributors acknowledges and agrees (i) that (x) the amounts set forth on Schedule 2.1 of the Centennial Contributor Disclosure Letter have been calculated on the basis that the aggregate amounts of the Cash Consideration and the Equity Consideration were distributed in accordance with the terms of the Company LLC Agreement and this Agreement, (y) in the event of any conflict between Schedule 2.1 of the Centennial Contributor Disclosure Letter and the Company LLC Agreement, Schedule 2.1 of the Centennial Contributor Disclosure Letter shall control and the execution and delivery of this Agreement shall be deemed an amendment to the Company LLC Agreement giving effect to the foregoing and (z) after the Closing, no Centennial Contributor shall raise any objection or bring any Proceeding in connection with such calculations or the allocations set forth in Schedule 2.1 of the Centennial Contributor Disclosure Letter and (ii) with the allocations of the Cash Consideration and the Equity Consideration set forth opposite such Centennial Contributor's name on Schedule 2.1 of the Centennial Contributor Disclosure Letter under the headings "Cash Consideration" and "Equity Consideration," respectively.

        (b)   Each of the Centennial Contributors hereby waives, acquits, forever discharges and releases, effective as of the Closing, on behalf of itself and each of its controlled Affiliates (other than the Company and its Subsidiaries) and each of their respective past, present and future stockholders, partners, members and Representatives and each of their respective successors and assigns (collectively, its "Related Persons"), to the fullest extent permitted by Law, any and all Proceedings, causes of action, damages, judgments, liabilities and rights against the Company and each of its Subsidiaries and past, present and future members, Affiliates and Representatives (collectively, the "Company Related Persons"), whether absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise, that such Centennial Contributor or any of its Related Persons has ever had, may now or hereafter have to the extent, and only to the extent, arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the Company, its Subsidiaries or their respective businesses, including pursuant to the Company LLC Agreement, arising from or relating to the Recapitalization pursuant to this Agreement or otherwise, whether in law or in equity, in contract, in tort or otherwise, in any capacity, including any claims to any additional Interests in the Company or any of its Subsidiaries or any distributions or payments (as consideration of services or otherwise) from the Company or any of its Subsidiaries by reason of any matter, cause or thing whatsoever other than (a) the obligation to deliver the Cash Consideration, the Equity Consideration, the Centennial Contributor Seller Notes (if applicable) and the other deliverables to the Centennial Contributors described in Sections 2.4(a) and (c) and Section 7.3(c)(iii), (b) the obligations set forth in Sections 7.6, 7.7, 7.11, 7.12, 7.13 and 7.14 and (c) any obligations owed to any officer, manager, employee or consultant pursuant to any Employee Benefit Plan or any other compensation or retention arrangement by the Management Company, the Company or any of its Subsidiaries (the "Centennial Contributor Released Claims"). Each Centennial Contributor agrees not to, and to cause its Related Persons not to, assert any Proceeding against Riverstone or any of its Affiliates, the Company or any Company Related Person with respect to the Centennial Contributor Released Claims. Each Centennial Contributor agrees that it will not (and will not cause or permit any of its Related Persons to) exercise or assert any right of contribution, set-off or indemnity or any other right or remedy (including any such rights and remedies contained in the Company LLC Agreement) against Riverstone, the Company or any Company Related Person in connection with any liability to which such Centennial Contributor may become subject under this Agreement. Notwithstanding anything herein to the contrary, this Section 10.14(b) shall not impose any restrictions or limitations on the ability of any Centennial Contributor (or any of its Related Persons) to exercise or assert any rights or remedies against Riverstone, the Company or any Company Related Person that may arise as a result of the ownership by such Centennial Contributor or its Related Persons of any Interests in the Company or any of its Affiliates from and after the Closing.

        (c)   The Company hereby waives, acquits, forever discharges and releases, effective as of the Closing, on behalf of itself and its Subsidiaries, to the fullest extent permitted by Law, any and all Proceedings, causes of action, damages, judgments, liabilities and rights against each Centennial Contributor and its Related Persons (other than the Company and its Subsidiaries), whether absolute or contingent, liquidated or unliquidated, known or unknown, determined, determinable or otherwise, that the Company or any of its Subsidiaries has ever had, may now or hereafter have to the extent, and only to the extent, arising from facts, occurrences or circumstances existing at or prior to the Closing, in each case, relating to the ownership by each Centennial Contributor of the Company, including pursuant to the Company LLC Agreement (and any breaches thereof), arising from or relating to the Recapitalization pursuant to this Agreement or otherwise, whether in law or in equity, in contract, in tort or otherwise, in any capacity (the "Company Released Claims"). The Company agrees not to, and to cause its Related Persons not to, assert any Proceeding against any Centennial Contributor or any of its Related Persons (other than the Company and its Subsidiaries) with respect to the Company Released Claims. The Company agrees that it will not (and will not cause or permit any of its Related Persons to) exercise or assert any right of contribution, set-off or indemnity or any other right or remedy (including any such rights and remedies contained in the Company LLC Agreement) against any Centennial Contributor or any of its Related Persons (other than the Company and its Subsidiaries) in connection with any liability to which the Company may become subject under this Agreement. Notwithstanding anything herein to the contrary, this Section 10.14(c) shall not impose any restrictions or limitations on the ability of the Company (or any of its Subsidiaries) to exercise or assert any rights or remedies against any Centennial Contributor or its Related Persons (other than the Company and its Subsidiaries) that may arise as a result of the ownership by such Centennial Contributor or its Related Persons (other than the Company and its Subsidiaries) of any Interests in the Company or any of its Affiliates from and after the Closing.

        10.15    Confidential Information.     For a period of two years after Closing, each Centennial Contributor agrees that all Confidential Information shall be kept confidential by such Centennial Contributor and shall not be used or disclosed by such Centennial Contributor in any manner whatsoever except as permitted by this Section 10.15; provided, however, that any of such Confidential Information may be disclosed by such Centennial Contributor to the extent that it has received advice from its counsel that it is legally compelled to do so; provided, further that, prior to making such disclosure pursuant to the foregoing, such Centennial Contributor uses reasonable efforts to preserve the confidentiality of the Confidential Information, including consulting with the Company regarding such disclosure and, if reasonably requested by the Company, assisting the Company, at the Company's expense, in seeking a protective order to prevent the requested disclosure.

        10.16    Indemnity.     The parties hereto acknowledge and agree that (i) CRD has previously assigned that certain Office Lease by and between LEI AG-Denver, LLC and CRD dated November 13, 2013 (as amended, the "Office Lease") to the Company pursuant to that certain Assignment and Assumption of Office Lease dated July 1, 2015 by and between CRD and the Company and (ii) the Company shall indemnify and hold harmless CRD from and against any and all expenses, liabilities, losses, damages, fines, penalties or losses incurred by CRD arising from the Company's obligations under the Office Lease to the extent relating to the period from and after the Closing Date.

[Signature Page Follows]

        IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

NEW CENTENNIAL, LLC
By:	/s/ ROBERT TICHIO
Name: Robert Tichio Title: Partner

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC
By:	/s/ WARD POLZIN
Name: Ward Polzin Title: Chief Executive Officer
CENTENNIAL RESOURCE DEVELOPMENT, LLC
By:	/s/ WARD POLZIN
Name: Ward Polzin Title: Chief Executive Officer

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

NGP CENTENNIAL FOLLOW-ON LLC
By: NGP X US Holdings, L.P., its managing member
By: NGP X Holdings GP, L.L.C., its general partner
By:	/s/ TONY R. WEBER
Name: Tony R. Weber Title: Authorized Person

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

CELERO ENERGY COMPANY, LP
By: Celero Energy Management, LLC, its general partner
By:	/s/ BRUCE SELKIRK
Name: Bruce Selkirk Title: Authorized Person

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

ANNEX B: SECOND A&R CHARTER

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SILVER RUN ACQUISITION CORPORATION
[    •    ], 2016

        Silver Run Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

        1.     The name of the Corporation is "Silver Run Acquisition Corporation". The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 4, 2015 (the "Original Certificate"). A certificate of amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on November 12, 2015 (together with the Original Certificate, the "Amended Certificate").

        2.     An amended and restated certificate of incorporation, which amended and restated the Amended Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on February 23, 2016 (the "Existing Certificate").

        3.     This Second Amended and Restated Certificate of Incorporation (the "Second Amended and Restated Certificate"), which both restates and further amends the provisions of the Existing Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the Corporation's stockholders in accordance with Section 212 of the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL").

        4.     This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.

        5.     The text of the Existing Certificate is hereby amended and restated in its entirety to read as follows:

ARTICLE I
NAME

        The name of the corporation is Centennial Resource Development, Inc.

ARTICLE II
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a "Business Combination").

ARTICLE III
REGISTERED AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801, and the name of the Corporation's registered agent at such address is The Corporation Trust Company.

 ARTICLE IV
CAPITALIZATION

        Section 4.1    Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 641,000,000 shares, consisting of (a) 640,000,000 shares of common stock (the "Common Stock"), including (i) 600,000,000 shares of Class A Common Stock (the "Class A Common Stock"), (ii) 20,000,000 shares of Class B Common Stock (the "Class B Common Stock"), and (iii) 20,000,000 shares of Class C Common Stock (the "Class C Common Stock"), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Preferred Stock. The Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a "Preferred Stock Designation") filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

        Section 4.3    Common Stock.

        (a)   Voting.

          (i)    Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

          (ii)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

          (iii)  Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock, holders of the Class B Common Stock and holders of the Class C Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

        (b)   Class B Common Stock.

          (i)    Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the "Initial Conversion Ratio") (A) at any time and from time to time at the option of the holder thereof and (B) automatically upon the consummation of the Business

  Combination. Concurrently with such conversion pursuant to Section 4.3(b)(i)(B), the number of authorized shares of Class B Common Stock shall be reduced to zero. It is intended that the conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to Section 4.3(b)(i)(B) will be treated as a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

          (ii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Corporation's initial public offering of securities (the "Offering") and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

      •
      the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

      •
      the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

          Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

          The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

          Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

          (iii)  Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second

  Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

        (c)   Class C Common Stock.

          (i)    Permitted Owners. Shares of Class C Common Stock may be issued only to, and registered in the name of, the Existing Owners (as defined below), their respective successors and assigns as well as their respective transferees permitted in accordance with Section 4.3(c)(iv) (including all subsequent successors, assigns and permitted transferees) (the Existing Owners together with such persons, collectively, "Permitted Class C Owners"). As used in this Second Amended and Restated Certificate, (i) "Existing Owner" means each of Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), NGP Centennial Follow-On LLC, a Delaware limited liability company, and Celero Energy Company, LP, a Delaware limited partnership, and (ii) "Common Unit" means a membership interest in Centennial Resource Production, LLC, a Delaware limited liability company or any successor entities thereto (the "LLC"), authorized and issued under its Fifth Amended and Restated Limited Liability Company Agreement, dated as of [    •    ], 2016, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the "LLC Agreement"), and constituting a "Common Unit" as defined in the LLC Agreement as in effect as of the effective time of this Second Amended and Restated Certificate.

          (ii)   Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class C Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class C Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class C Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class C Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class C Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class C Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class C Common Stock shall, to the extent required by law, be given to those holders of Class C Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class C Common Stock to take the action were delivered to the Corporation.

          (iii)  Dividends. Notwithstanding anything to the contrary in this Amended and Restated Certificate, other than as set forth in Section 4.3(e), dividends shall not be declared or paid on the Class C Common Stock.

          (iv)  Transfer of Class C Common Stock

            (1)   A holder of Class C Common Stock may surrender shares of Class C Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class C Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

            (2)   A holder of Class C Common Stock may transfer shares of Class C Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Agreement, such holder also simultaneously transfers an equal number of such holder's Common Units to such transferee in compliance with the LLC Agreement. The transfer restrictions described in this Section 4.3(c)(iv)(2) are referred to as the "Restrictions".

            (3)   Any purported transfer of shares of Class C Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner ("Purported Owner") of shares of Class C Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class C Common Stock (the "Restricted Shares"), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation's transfer agent (the "Transfer Agent").

            (4)   Upon a determination by the Board that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Board may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent to record the Purported Owner's transferor as the record owner of the Restricted Shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition.

            (5)   The Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 4.3(c)(iv) for determining whether any transfer or acquisition of shares of Class C Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 4.3(c)(iv). Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class C Common Stock.

            (6)   The Board shall have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any shares of Class C Common Stock in violation thereof.

          (v)   Issuance of Class A Common Stock Upon Redemption; Cancellation of Class C Common Stock.

            (1)   To the extent that any Permitted Class C Owner exercises its right pursuant to the LLC Agreement to have its Common Units redeemed by the LLC in accordance with the LLC Agreement, then simultaneous with the payment of the consideration due under the LLC Agreement to such Permitted Class C Owner, the Corporation shall cancel for no consideration a number of shares of Class C Common Stock registered in the name of the redeeming or exchanging Permitted Class C Owner equal to the number of Common Units held by such Permitted Class C Owner that are redeemed or exchanged in such redemption or exchange transaction. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon redemption of the Common Units for Class A Common Stock pursuant to the LLC Agreement, such number of shares of Class A Common Stock that shall be issuable upon any such redemption pursuant to the LLC Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption of Common Units pursuant to the LLC Agreement by delivering to the holder of Common Units upon such redemption cash in lieu of shares of Class A Common Stock in the amount permitted by and provided in the LLC Agreement. All shares of Class A Common Stock that shall be issued upon any such redemption will, upon issuance in accordance with the LLC Agreement, be validly issued, fully paid and nonassessable.

            (2)   Notwithstanding the Restrictions, (A) in the event that an outstanding share of Class C Common Stock shall cease to be held by a registered holder of Common Units, such share of Class C Common Stock shall automatically and without further action on the part of the Corporation or any holder of Class C Common Stock be cancelled for no consideration, and the Corporation will take all actions necessary to retire such share and such share shall not be re-issued by the Corporation, (B) in the event that one or more of the Common Units held by a registered holder of Class C Common Stock ceases to be held by such holder (other than as a result of a transfer of one or more Common Units together with an equal number of shares of Class C Common Stock as permitted by the LLC Agreement), a corresponding number of shares of Class C Common Stock registered in the name of such holder shall automatically and without further action on the part of the Corporation or such holder be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation and (C) in the event that no Permitted Class C Owner owns any Common Units that are redeemable pursuant to the LLC Agreement, then all shares of Class C Common Stock will be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

          (vi)  Restrictive Legend. All certificates or book entries representing shares of Class C Common Stock, as the case may be, shall bear a legend substantially in the following form (or in such other form as the Board may determine):

      THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (A COPY OF WHICH IS ON FILE WITH

      THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

          (vii) Amendment. At any time when there are no longer any shares of Class C Common Stock outstanding, this Second Amended and Restated Certificate automatically shall be deemed amended to delete this Section 4.3(c).

          (viii)  Liquidation, Dissolution or Winding Up of the Corporation. The holders of Class C Common Stock shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

        (d)   Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

        (e)   Class A Common Stock and Class C Common Stock. In no event shall the shares of either Class A Common Stock or Class C Common Stock be split, divided, or combined (including by way of stock dividend) unless the outstanding shares of the other class shall be proportionately split, divided or combined.

        (f)    Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock (other than holders of shares of Class C Common Stock) shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock (other than shares of Class C Common Stock) held by them.

        Section 4.4    Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

        Section 5.1    Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation ("Bylaws"), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

        Section 5.2    Number, Election and Term.

        (a)   The number of directors of the Corporation, shall be fixed from time to time in the manner provided in the Bylaws.

        (b)   Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate(and therefore such classification) becomes effective in accordance with the DGCL.

        (c)   Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

        (d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

        Section 5.3    Newly Created Directorships and Vacancies. Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

        Section 5.4    Removal. Subject to Section 5.5, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        Section 5.5    Preferred Stock—Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

 ARTICLE VI
BYLAWS

        In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS;
ACTION BY WRITTEN CONSENT

        Section 7.1    Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

        Section 7.2    Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

        Section 7.3    Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

        Section 8.1    Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        Section 8.2    Indemnification and Advancement of Expenses.

        (a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

        (b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

        (c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

        (d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
CORPORATE OPPORTUNITY

        The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE X
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

        The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

        IN WITNESS WHEREOF, Silver Run Acquisition Corporation has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

SILVER RUN ACQUISITION CORPORATION
By:
Name:
Title:

ANNEX C: CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION OF
SERIES A PREFERRED STOCK OF
CENTENNIAL RESOURCE DEVELOPMENT, INC.

        Centennial Resource Development, Inc. (f/k/a Silver Run Acquisition Corporation), a Delaware corporation (the "Corporation"), hereby certifies that, pursuant to the provisions of Sections 103, 141 and 151 of the General Corporation Law of the State of Delaware, on [    •    ], 2016, the board of directors of the Corporation (the "Board") adopted the resolution shown immediately below, which resolution is now, and at all times since its date of adoption, has been in full force and effect:

        RESOLVED, that pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation (as such may be amended, modified or restated from time to time, the "Amended and Restated Certificate") (which authorizes 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock")), and the authority thereby vested in the Board, a series of Preferred Stock be, and it hereby is, created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof are as set forth in the Amended and Restated Certificate and this Certificate of Designation, as it may be amended from time to time (the "Certificate of Designation") as follows:

        SECTION 1.    Designation and Number of Shares.     Pursuant to the Amended and Restated Certificate, there is hereby created out of the authorized and unissued shares of Preferred Stock a series of Preferred Stock consisting of one (1) share of Preferred Stock designated as "Series A Preferred Stock" (the "Series A Preferred Stock").

        SECTION 2.    Permitted Owners.     The Series A Preferred Stock may be issued only to, and registered in the name of, Centennial Resource Development, LLC, a Delaware limited liability company ("CRD"), its successors and assigns as well as their respective transferees permitted in accordance with Section 5.

        SECTION 3.    Voting.     Except as provided herein, the holder of the Series A Preferred Stock shall not be entitled to vote on any matter on which stockholders of the Corporation generally are entitled to vote.

        SECTION 4.    Dividends.     Notwithstanding anything to the contrary in the Amended and Restated Certificate, dividends shall not be declared or paid on the Series A Preferred Stock.

        SECTION 5.    Transfer of Series A Preferred Stock.     Neither the Series A Preferred Stock nor any rights, powers, preferences or privileges thereunder shall be transferable, in whole or in part, except to an Affiliate (as defined in the Fifth Amended and Restated Limited Liability Company Agreement of Centennial Resource Production, LLC, a Delaware limited liability company, dated as of [    •    ], 2016, as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the "LLC Agreement")) of CRD.

        SECTION 6.    Conversion; Redemption.     The Series A Preferred Stock is not convertible into any other security of the Corporation. The Series A Preferred Stock will be redeemable for the par value thereof by the Corporation (1) at such time that CRD, NGP Centennial Follow-On LLC, a Delaware limited liability company, Celero Energy Company, LP, a Delaware limited partnership and their respective affiliates cease to hold, in the aggregate, at least five million (5,000,000) Common Units (as defined in the LLC Agreement) and/or shares of Class A Common Stock, par value $0.0001 per share, of the Corporation (the "Class A Common Stock") (as adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock or the Common Units into a greater or lesser number of shares of Class A Common Stock or Common Units occurring after the date of this Certificate of Designation), (2) at any time at the option of the holder thereof or (3) upon a breach of the restrictions on transfer in Section 5.

        SECTION 7.    Director Election.     So long as the Series A Preferred Stock remains outstanding, the holder of the Series A Preferred Stock will be entitled to nominate one (1) director for election to the Board in connection with any vote (whether at a meeting or by written consent) of the stockholders of the Corporation for the election of directors, and the vote of the holder of the Series A Preferred Stock shall be the only vote required to elect such nominee to the Board (such director, in such capacity, the "Series A Director"). So long as the Series A Preferred Stock remains outstanding, vacancies on the Board resulting from the death, resignation, retirement, disqualification or removal of a Series A Director shall be filled only by the affirmative vote of the holder of the Series A Preferred Stock (and not pursuant to Section 5.3 of the Amended and Restated Certificate). The Corporation will have the right to cause the removal of the Series A Director from the Board immediately upon redemption of the Series A Preferred Stock in accordance with Section 6. The Series A Director shall not be included in any of the classes created pursuant to Section 5.2(b) of the Amended and Restated Certificate unless expressly provided by such terms.

        SECTION 8.    Liquidation, Dissolution or Winding Up of the Corporation.     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holder of the Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation or proceeds thereof available for distribution to stockholders of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of common stock of the Corporation and any other stock of the Corporation ranking junior to the Series A Preferred Stock as to such distribution, payment in full in an amount equal to $0.0001 per share.

[signature page follows]

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its undersigned duly authorized officer this [    •    ] day of [    •    ], 2016.

CENTENNIAL RESOURCE DEVELOPMENT CORP.
By:
Name:
Title:

[Signature Page to Certificate of Designation]

ANNEX D: LTIP

CENTENNIAL RESOURCE DEVELOPMENT, INC.

2016 LONG TERM INCENTIVE PLAN

ARTICLE I.

PURPOSE

        The Plan's purpose is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.

ELIGIBILITY

        Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.

ADMINISTRATION AND DELEGATION

        3.1    Administration.     The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator's determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

        3.2    Appointment of Committees.     To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.

STOCK AVAILABLE FOR AWARDS

        4.1    Number of Shares.     Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit.

        4.2    Share Recycling.     If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable purchase price and/or to satisfy any applicable tax withholding obligation with respect to an Award other than an Option or Stock Appreciation Right (including Shares retained by the Company from the Award being purchased and/or creating the tax obligation) will again be available for Award grants under the Plan. The payment of

Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award that is an Option or Stock Appreciation Right; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.

        4.3    Incentive Stock Option Limitations.     Notwithstanding anything to the contrary herein, no more than 16,500,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.

        4.4    Substitute Awards.     In connection with an entity's merger or consolidation with the Company or any Subsidiary or the Company's or any Subsidiary's acquisition of an entity's property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

        4.5    Non-Employee Director Compensation.     Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $500,000. The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

 ARTICLE V.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        5.1    General.     The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

        5.2    Exercise Price.     The Administrator will establish each Option's and Stock Appreciation Right's exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, if on the last day of the term of an Option or Stock Appreciation Right the Fair Market Value of one Share exceeds the applicable exercise or base price per Share, the Participant has not exercised the Option or Stock Appreciation Right and remains employed by the Company or one of its Subsidiaries and the Option or Stock Appreciation Right has not expired, the Option or Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with its exercise. In such event, the Company shall deliver to the Participant the number of Shares for which the Option or Stock Appreciation Right was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

        5.3    Duration.     Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant's transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines. In addition, if, prior to the end of the term of an Option or Stock Appreciation Right, the Participant is given notice by the Company or any of its Subsidiaries of the Participant's Termination of Service by the Company or any of its Subsidiaries for Cause, and the effective date of such Termination of Service is subsequent to the date of the delivery of such notice, the right of the Participant and the Participant's transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant's service as a Service Provider will not be terminated for Cause as provided in such notice or (ii) the effective date of the Participant's Termination of Service by the Company or any of its Subsidiaries for Cause (in which case the right of the Participant and the Participant's transferees to exercise any Option or Stock Appreciation Right issued to the Participant will terminate immediately upon the effective date of such Termination of Service).

        5.4    Exercise.     Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

        5.5    Payment Upon Exercise.     Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

          (a)   cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

          (b)   if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

          (c)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;

          (d)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option's exercise valued at their Fair Market Value on the exercise date;

          (e)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

          (f)    to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

ARTICLE VI.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

        6.1    General.     The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company's right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

        6.2   Restricted Stock.

          (a)    Dividends.    Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

          (b)    Stock Certificates.    The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

        6.3   Restricted Stock Units.

          (a)    Settlement.    The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant's election, in a manner intended to comply with Section 409A.

          (b)    Stockholder Rights.    A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

          (c)    Dividend Equivalents.    If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based conditions are subsequently satisfied and the Award vests.

ARTICLE VII.

OTHER STOCK OR CASH BASED AWARDS

        Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE VIII.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

        8.1   Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award's exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

        8.2    Corporate Transactions.     In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

          (a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

          (b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

          (c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

          (d)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

          (e)   To replace such Award with other rights or property selected by the Administrator; and/or

          (f)    To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

        8.3    Administrative Stand Still.     In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

        8.4    General.     Except as expressly provided in the Plan or the Administrator's action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator's action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award's grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company's right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.

GENERAL PROVISIONS APPLICABLE TO AWARDS

        9.1    Transferability.     Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant's authorized transferee that the Administrator specifically approves.

        9.2    Documentation.     Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        9.3    Discretion.     Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

        9.4    Termination of Status.     The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's

Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

        9.5    Withholding.     Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant's Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company's retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant's behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant's acceptance of an Award under the Plan will constitute the Participant's authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

        9.6    Amendment of Award; Prohibition on Repricing.     The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not except pursuant to Article VIII, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

        9.7    Conditions on Delivery of Stock.     The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company's satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company's inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

        9.8    Acceleration.     The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

        9.9    Additional Terms of Incentive Stock Options.     The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option's grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an "incentive stock option" under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an "incentive stock option" under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

ARTICLE X.

MISCELLANEOUS

        10.1    No Right to Employment or Other Status.     No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

        10.2    No Rights as Stockholder; Certificates.     Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

        10.3    Effective Date and Term of Plan.     Unless earlier terminated by the Board, the Plan will become effective upon the consummation of the Company's initial business combination, subject to the approval of the Company's stockholders, and will remain in effect until the tenth anniversary of the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company's stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company's stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

        10.4    Amendment of Plan.     The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant's consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

        10.5    Provisions for Foreign Participants.     The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        10.6 Section 409A.

          (a)    General.    The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant's consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award's grant date. The Company makes no representations or warranties as to an Award's tax treatment under Section 409A or otherwise. The Company and its Subsidiaries will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A.

          (b)    Separation from Service.    If an Award constitutes "nonqualified deferred compensation" under Section 409A, any payment or settlement of such Award upon a termination of a Participant's Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant's "separation from service" (within the meaning of Section 409A), whether such "separation from service" occurs upon or after the termination of the Participant's Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a "termination," "termination of employment" or like terms means a "separation from service."

          (c)    Payments to Specified Employees.    Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of "nonqualified deferred compensation" required to be made under an Award to a "specified employee" (as defined under Section 409A and as the Administrator determines) due to his or her "separation from service" will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such "separation from service" (or, if earlier, until the specified employee's death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of "nonqualified deferred compensation" under such Award payable more than six months following the Participant's "separation from service" will be paid at the time or times the payments are otherwise scheduled to be made.

        10.7    Limitations on Liability.     Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan's administration or interpretation, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Administrator's approval) arising from any act or omission concerning this Plan unless arising from such person's own fraud or bad faith.

        10.8    Lock-Up Period.     The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

        10.9    Data Privacy.     As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the "Data"). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant's ability to participate in the Plan and, in the Administrator's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

        10.10    Severability.     If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

        10.11    Governing Documents.     If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

        10.12    Governing Law.     The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state's choice-of-law principles requiring the application of a jurisdiction's laws other than the State of Delaware.

        10.13    Claw-back Provisions.     All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

        10.14    Titles and Headings.     The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan's text, rather than such titles or headings, will control.

        10.15    Conformity to Securities Laws.     Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

        10.16    Relationship to Other Benefits.     No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

        10.17    Broker-Assisted Sales.     In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker's fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant's applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant's obligation.

        10.18  Section 162(m) Limitations.

          (a)    Individual Award Limitations.    Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, (i) the maximum aggregate number of

  Shares with respect to which one or more Awards of Options or Stock Appreciation Rights may be granted to any one person during any fiscal year of the Company shall be 1,000,000; (ii) the maximum aggregate number of Shares with respect to which one or more Awards of Restricted Stock, Restricted Stock Units, or Other Stock or Cash Based Awards that are denominated in Shares intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Compensation") may be granted to any one person during any fiscal year of the Company shall be 1,000,000; and (iii) the maximum amount of cash that may be paid to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash and not denominated in Shares shall be $5,000,000.

          (b)    Committee Composition.    To the extent an Award is intended to qualify as Performance-Based Compensation, the Administrator shall be a Committee and it is intended that each member of such Committee will be an "outside director" within the meaning of Section 162(m) of the Code.

          (c)    Performance-Based Compensation.    The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as Performance-Based Compensation. For the avoidance of doubt, nothing herein shall require the Administrator to structure any Awards in a manner intended to constitute Performance-Based Compensation and the Administrator shall be free, in its sole discretion, to grant Awards that are not intended to be Performance-Based Compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. In addition, Awards of Restricted Stock, Restricted Stock Units and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Award Agreement:

              (i)  To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate the Participant to receive such Award, (b) select the Performance Criteria applicable to the performance period, which Performance Criteria shall be limited to the specific performance criteria set forth in the definition of Performance Criteria, (c) establish the performance goals (and any exclusions), and amounts of such Awards, as applicable, which may be earned for such performance period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Participant for such performance period.

             (ii)  Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the performance period.

            (iii)  Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Participant shall be determined on the basis of Applicable

    Accounting Standards. For this purpose, "Applicable Accounting Standards" means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company's financial statements under U.S. federal securities laws.

            (iv)  No adjustment or action described in Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

        10.19    No Fractional Shares.     Notwithstanding any provision in the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        10.20    Section 83(b) Elections Prohibited.     No Participant may make an election under Section 83(b) of the Code, or any successor section thereto, with respect to any Award without the consent of the Administrator, which the Administrator may grant or withhold in its discretion.

ARTICLE XI.

DEFINITIONS

        As used in the Plan, the following words and phrases will have the following meanings:

        11.1 "Administrator" means the Board or a Committee to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

        11.2 "Applicable Laws" means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

        11.3 "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

        11.4 "Award Agreement" means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

        11.5 "Board" means the Board of Directors of the Company.

        11.6 "Cause" means (i) if a Participant is a party to a written employment or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term "cause" is defined (a "Relevant Agreement"), "Cause" as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) the Administrator's determination that the Participant failed to substantially perform the Participant's duties (other than a failure resulting from the Participant's Disability); (B) the Administrator's determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant's immediate supervisor; (C) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) the Participant's unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant's duties and responsibilities for the Company or any of its Subsidiaries; or (E) the Participant's commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries.

        11.7 "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

              (i)  which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

        Notwithstanding the foregoing, in no event shall the Company's initial business combination or the transactions occurring in connection therewith constitute a Change in Control and, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5).

        The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

        11.8 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

        11.9 "Committee" means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a "non-employee director" within the meaning of Rule 16b-3; however, a Committee member's failure to qualify as a "non-employee director" within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

        11.10  "Common Stock" means the Class A common stock of the Company.

        11.11  "Company" means Centennial Resource Development, Inc. (known prior to the consummation of the Company's initial business combination as Silver Run Acquisition Corporation), a Delaware corporation, or any successor.

        11.12  "Consultant" means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities; and (iii) is a natural person.

        11.13  "Designated Beneficiary" means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant's rights if the Participant dies or becomes incapacitated. Without a Participant's effective designation, "Designated Beneficiary" will mean the Participant's estate.

        11.14  "Director" means a Board member.

        11.15  "Disability" means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

        11.16  "Dividend Equivalents" means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

        11.17  "Employee" means any employee of the Company or its Subsidiaries.

        11.18  "Equity Restructuring" means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

        11.19  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        11.20  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

        11.21  "Greater Than 10% Stockholder" means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

        11.22  "Incentive Stock Option" means an Option intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

        11.23  "Non-Qualified Stock Option" means an Option not intended or not qualifying as an Incentive Stock Option.

        11.24  "Option" means an option to purchase Shares.

        11.25  "Other Stock or Cash Based Awards" means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

        11.26  "Overall Share Limit" means 16,500,000 Shares.

        11.27  "Participant" means a Service Provider who has been granted an Award.

        11.28  "Performance Criteria" mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders' equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; individual business objectives; production or growth in production; reserves or added reserves; growth in reserves per share; inventory growth; environmental, health and/or safety performance; effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles, in accordance with accounting principles established by the International Accounting Standards Board, or may be adjusted when established to include or exclude any items otherwise includable or excludable under U.S. Generally Accepted Accounting Principles or under the accounting principles established by the International Accounting Standards Board. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

        11.29  "Plan" means this 2016 Long Term Incentive Plan, as amended from time to time.

        11.30  "Restricted Stock" means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

        11.31  "Restricted Stock Unit" means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

        11.32  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

        11.33  "Section 409A" means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

        11.34  "Securities Act" means the Securities Act of 1933, as amended.

        11.35  "Service Provider" means an Employee, Consultant or Director.

        11.36  "Shares" means shares of Common Stock.

        11.37  "Stock Appreciation Right" means a stock appreciation right granted under Article V.

        11.38  "Subsidiary" means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        11.39  "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        11.40  "Termination of Service" means the date the Participant ceases to be a Service Provider.

* * * * *

ANNEX E: AGREEMENT TO ASSIGN

Execution Copy

AGREEMENT TO ASSIGN

        This AGREEMENT TO ASSIGN (this "Agreement") is made and entered into as of July 21, 2016, by and between New Centennial, LLC, a Delaware limited liability company ("NewCo"), and Silver Run Acquisition Corporation, a Delaware corporation ("Silver Run").

        WHEREAS, NewCo has entered into that certain Contribution Agreement, dated as of July 6, 2016 (the "Contribution Agreement"), by and among Centennial Resource Development, LLC, a Delaware limited liability company, NGP Centennial Follow-On LLC, a Delaware limited liability company, and Celero Energy Company, LP, a Delaware limited partnership (collectively, the "Centennial Contributors"), Centennial Resource Production, LLC, a Delaware limited liability company ("CRP"), and NewCo, a copy of which is attached as Exhibit A to this Agreement;

        WHEREAS, pursuant to Section 10.9 of the Contribution Agreement, without the consent of any party thereto, NewCo may assign, in whole or in part, its rights and obligations under the Contribution Agreement prior to the Closing or the termination of the Contribution Agreement to any one or more of Silver Run or any Affiliate of NewCo formed for the purpose of making a capital contribution to CRP or Silver Run; and

        WHEREAS, NewCo desires to assign all of its rights and obligations under the Contribution Agreement to Silver Run, and Silver Run desires to assume all of NewCo's rights and obligations under the Contribution Agreement on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Contribution Agreement.

        2.    Agreement to Assign and Assume.

          (a)   Subject to the satisfaction or written waiver, if applicable, of the conditions set forth in this Agreement, NewCo hereby agrees to irrevocably assign all of its rights and obligations under the Contribution Agreement (and any related Transaction Agreements to which NewCo is a party as of the date hereof or hereafter may become a party) to Silver Run, and Silver Run agrees to irrevocably assume all of NewCo's rights and obligations under the Contribution Agreement (and any such related Transaction Agreements), including to perform, satisfy and timely discharge all of the obligations, duties and covenants of NewCo under the Contribution Agreement (and any such related Transaction Agreements), in each case, that are required to be performed, satisfied or discharged after the Assignment Date (as hereinafter defined), in accordance with the terms thereof.

          (b)   Upon the satisfaction or written waiver, if applicable, of the conditions set forth in this Agreement, NewCo and Silver Run shall enter into an assignment and assumption agreement in substantially the form attached hereto as Exhibit B (the "Assignment Agreement" and the date on which such Assignment Agreement is entered into, the "Assignment Date") to effect the assignment by NewCo of all of its rights and obligations under the Contribution Agreement to Silver Run pursuant to Section 2(a) and the assumption by Silver Run of all of NewCo's rights and obligations under the Contribution Agreement, and Silver Run shall execute and deliver a Joinder Agreement in substantially the form attached as Exhibit E to the Contribution Agreement.

          (c)   For the avoidance of doubt, any assignment and assumption of NewCo's rights and obligations set forth in the Contribution Agreement pursuant to this Agreement and the Assignment Agreement shall exclude any of NewCo's rights and obligations with respect to the Deposit set forth in the Contribution Agreement or the Escrow Agreement.

        3.    Representations and Warranties of NewCo.

          (a)    Organization, Good Standing and Power.    NewCo (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on NewCo or materially impair or delay the ability of NewCo to effectuate the transactions contemplated by this Agreement (a "NewCo Material Adverse Effect").

          (b)    Authority.    NewCo has all requisite power and authority to execute and deliver this Agreement and the Assignment Agreement. The execution and delivery of this Agreement by NewCo have been, and the execution and delivery of the Assignment Agreement by NewCo will be, duly authorized by all necessary action on the part of NewCo. This Agreement has been, and the Assignment Agreement will be, duly executed and delivered by NewCo and, assuming this Agreement and the Assignment Agreement constitute the valid and binding obligations of Silver Run, this Agreement constitutes, and the Assignment Agreement will constitute, a valid and binding obligation of NewCo enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law (collectively, "Creditors' Rights").

          (c)    No Violations.    (i) The execution and delivery of this Agreement does not, and the execution and delivery of the Assignment Agreement will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of NewCo to own or use any assets or properties required for the conduct of its business), or result in (or give rise to) the creation of any encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of NewCo under, any provision of (x) the organizational documents of NewCo, (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which NewCo is a party or by which NewCo's properties or assets are bound, or (z) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in Section 3(d) are duly and timely obtained or made, any law applicable to NewCo or any of its properties or assets, other than, in the case of subclauses (y) and (z), any such violations, defaults, acceleration, losses, or encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a NewCo Material Adverse Effect. (ii) NewCo is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (x) the organizational documents of NewCo or (y) the Contribution Agreement or any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which NewCo is now a party or by which NewCo or any of its properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a NewCo Material Adverse Effect.

          (d)    Consents.    No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any governmental entity is required to be obtained or made by NewCo in connection with the execution and delivery of this Agreement or the Assignment Agreement, except for (i) such filings and approvals as may be required by any applicable state securities or "blue sky" laws and (ii) any such consent approval, order, authorization, registration, filing or permit that the failure to obtain or make has not had and would not be reasonably likely to have, individually or in the aggregate, a NewCo Material Adverse Effect.

          (e)    No Prior Assignment.    NewCo has not assigned, in whole or in part, any of its rights or obligations under the Contribution Agreement to any person.

          (f)    No Breach Under Contribution Agreement.    NewCo is not in breach of any of its representations, warranties and covenants set forth in the Contribution Agreement and, to NewCo's knowledge, none of the Centennial Contributors or the Company is in breach of any of their respective representations, warranties and covenants set forth in the Contribution Agreement.

        4.    Representations and Warranties of Silver Run.

          (a)    Organization, Good Standing and Power.    Silver Run (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly organized, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on Silver Run or materially impair or delay the ability of Silver Run to effectuate the transactions contemplated by this Agreement (a "Silver Run Material Adverse Effect").

          (b)    Authority.    Silver Run has all requisite power and authority to execute and deliver this Agreement and the Assignment Agreement. The execution and delivery of this Agreement by Silver Run have been, and the execution and delivery of the Assignment Agreement by Silver Run will be, duly authorized by all necessary action on the part of Silver Run. This Agreement has been, and the Assignment Agreement will be, duly executed and delivered by Silver Run and, assuming this Agreement and the Assignment Agreement constitute the valid and binding obligations of NewCo, this Agreement constitutes, and the Assignment Agreement will constitute, a valid and binding obligation of Silver Run enforceable in accordance with its terms, subject, as to enforceability, to Creditors' Rights.

          (c)    No Violations.    (i) The execution and delivery of this Agreement does not, and the execution and delivery of the Assignment Agreement will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or acceleration of any material obligation or the loss, suspension, limitation or impairment of a material benefit under (or right of Silver Run to own or use any assets or properties required for the conduct of its business), or result in (or give rise to) the creation of any encumbrance or any rights of termination, cancellation, first offer or first refusal, in each case, with respect to any of the properties or assets of Silver Run under, any provision of (x) the organizational documents of Silver Run, (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Silver Run is a party or by which Silver Run's properties or assets are bound, or (z) assuming the consents, approvals, orders, authorizations, registrations, filings or permits referred to in Section 4(d) are duly and timely obtained or made, any law applicable to Silver Run or any of its properties or assets, other than, in the case of subclauses (y) and (z), any such violations, defaults, acceleration, losses, or encumbrances that have not had and would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect. (ii) Silver Run is not

  in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (x) the organizational documents of Silver Run or (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Silver Run is now a party or by which Silver Run or any of its properties or assets is bound, except for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect.

          (d)    Consents.    No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any governmental entity is required to be obtained or made by Silver Run in connection with the execution and delivery of this Agreement or the Assignment Agreement, except for (i) such filings and approvals as may be required by any applicable state securities or "blue sky" laws and (ii) any such consent approval, order, authorization, registration, filing or permit that the failure to obtain or make has not had and would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect.

        5.    Covenants of the Parties

          (a)    No Assignment by NewCo.    NewCo covenants and agrees that, until the earlier of the execution of the Assignment Agreement and the termination of this Agreement pursuant to Section 7, it will not assign, in whole or in part, any of its rights or obligations under the Contribution Agreement to any person.

          (b)    The Proxy Statement and the Special Meeting.

              (i)  As promptly as reasonably practicable after the date hereof, Silver Run will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the transactions contemplated by the Contribution Agreement (the "Proxy Statement") in preliminary form. Unless the board of directors of Silver Run (the "Silver Run Board") has made a Change in Recommendation (as defined below) in accordance with the provisions of this Agreement, the Silver Run Board Recommendation shall be included in the Proxy Statement. Silver Run and Newco will cooperate with each other in the preparation of the Proxy Statement, including with respect to any additional proxy soliciting materials of Silver Run. Silver Run and NewCo will each use their reasonable best efforts, after consultation with the other party, to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Silver Run will cause the Proxy Statement to be transmitted to the holders of Silver Run Common Stock as promptly as practicable following the date on which the SEC confirms it has no further comments on the Proxy Statement.

             (ii)  Silver Run will take, in accordance with applicable law, Nasdaq rules and the Organizational Documents of Silver Run, all action necessary to call, hold and convene a special meeting of holders of Silver Run Common Stock (including any adjournment or postponement, the "Special Meeting") to consider and vote upon the Stockholder Proposals (as defined below) as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the SEC. Subject to any adjournment in accordance with this Section 5(b)(ii), Silver Run will convene and hold the Special Meeting not later than 10 Business Days following the mailing of the Proxy Statement to the holders of Silver Run Common Stock. Once the Special Meeting to consider and vote upon the Stockholder Proposals has been called and noticed, Silver Run will not postpone or adjourn the Special Meeting without the consent of NewCo, which consent will not be unreasonably withheld, conditioned or delayed, other than, (1) for the absence of a quorum, (2) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Silver Run has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable law and for such supplemental or amended disclosure to be disseminated to and reviewed by the holders of Silver Run Common Stock prior to the Special Meeting or (3) an adjournment or postponement of up to 10 Business Days to solicit additional proxies from holders of Silver Run Common Stock. Subject to Section 5(b)(iii), Silver Run will take all reasonable lawful action to solicit approval of the Stockholder Proposals by the holders of Silver Run Common Stock.

            (iii)  The Silver Run Board will recommend that the holders of Silver Run Common Stock approve the Stockholder Proposals (the "Silver Run Board Recommendation"). Notwithstanding the foregoing, at any time prior to obtaining the required stockholder approval at the Special Meeting, the Silver Run Board may withdraw, modify or qualify in any manner the Silver Run Board Recommendation (any such action a "Change in Recommendation") if the Silver Run Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a Change in Recommendation is necessary to comply with its duties under the Organizational Documents of Silver Run or that the failure to make a Change in Recommendation is reasonably likely to be inconsistent with its fiduciary duties under applicable law; provided, however, that the Silver Run Board shall not be entitled to exercise its rights to make a Change in Recommendation pursuant to this sentence unless Silver Run has provided to NewCo three Business Days' prior written notice advising NewCo that the Silver Run Board intends to take such action and specifying the reasons therefor in reasonable detail. For the avoidance of doubt, unless this Agreement is terminated in accordance with its terms, any Change in Recommendation will not (x) change the approval of this Agreement or any other approval of the Silver Run Board or (y) relieve Silver Run of any of its obligations under this Agreement, including its obligation to hold the Special Meeting.

          (c)    Reasonable Best Efforts.    Each party shall, and shall cause its Affiliates to (i) use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable to enable the execution and delivery of the Assignment Agreement, including obtaining approval by holders of Silver Run Common Stock of the Stockholder Proposals, in each case, as promptly as practicable, and in any event on or before the last day of the Silver Run Approval Period and (ii) refrain from taking any actions that would reasonably be expected to materially impair, delay or impede the Closing.

          (d)    Additional NewCo Covenants.

              (i)  NewCo shall not agree to any material amendment to the Contribution Agreement or any Transaction Agreement to which it is or is contemplated to be a party without the prior written consent of Silver Run, such consent not to be unreasonably withheld, delayed or conditioned.

             (ii)  NewCo shall perform in all material respects the covenants and agreements contained in the Contribution Agreement and any Transaction Agreement to which it is a party and which are required to be performed prior to the Assignment Date in accordance with the terms thereof.

            (iii)  NewCo shall, and shall cause its Affiliates to (1) use its reasonable best efforts to cause all conditions set forth in the Contribution Agreement to be met as promptly as practicable and in any event on or before the last day of the Silver Run Approval Period, (2) include Silver Run and its representatives on any diligence or fact gathering inquiries relating to the transactions contemplated by the Contribution Agreement, (3) forward any notices or communications received in connection with the transactions contemplated by the Contribution Agreement, (4) keep Silver Run reasonably apprised of the status of the matters relating to the completion of the transactions contemplated by the Contribution Agreement, and (5) upon request by Silver Run, use its reasonable best efforts to enforce any rights of NewCo under the Contribution Agreement or any Transaction Agreement to which NewCo is a party as of the date hereof or hereafter may become a party.

            (iv)  Following the date of this Agreement and until the date that Riverstone Centennial Holdings, L.P. or any of its Affiliates to which it assigns its rights to purchase shares of Silver Run Class A Common Stock under that certain Silver Run Subscription Agreement, dated as of July 21, 2016, between Riverstone Centennial Holdings, L.P. and Silver Run (collectively, the "NewCo Parties") Beneficially Owns (as hereinafter defined) less than 5% of the securities of Silver Run entitled to vote generally in the election of directors, NewCo shall not, and shall cause the NewCo Parties not to, directly or indirectly, including through actions taken by their respective designees to the board of directors of Silver Run, agree to any changes to the Silver Run Acquisition Corporation Related Person Transaction Policy adopted on February 11, 2016 and in effect as of the date of this Agreement. For purposes of this Section 5(f), "Beneficial Ownership" by a Person of any securities means "beneficial ownership" as used for purposes of Rule 13d-3 adopted by the SEC under the Exchange Act, and shall include economic interests in any security as a result of any cash-settled total return swap transaction or any other swap, other derivative or "synthetic" ownership arrangement (in which case the number of securities with respect to which such Person has economic ownership shall be determined by Silver Run in its reasonable judgment based on such Person's equivalent net long position). The term "Beneficially Own" shall have a correlative meaning.

          (e)    Additional Silver Run Covenants.

              (i)  Silver Run shall not agree to any material amendment to any Subscription Agreement (as hereinafter defined) to which it is or is contemplated to be a party without the prior written consent of NewCo, such consent not to be unreasonably withheld, delayed or conditioned.

             (ii)  Silver Run shall perform in all material respects the covenants and agreements contained in each Subscription Agreement which are required to be performed prior to the Closing (as defined in each Subscription Agreement) set forth therein and in accordance with the terms thereof.

            (iii)  Silver Run shall, and shall cause its Affiliates to (1) use its reasonable best efforts to cause all conditions set forth in each Subscription Agreement to be met as promptly as practicable and in any event on or before the last day of the Silver Run Approval Period and (2) keep Silver Run reasonably apprised of the status of the matters relating to the completion of the transactions contemplated by each Subscription Agreement.

        6.    Conditions.

          (a)    Conditions to Each Party's Obligation to Execute the Assignment Agreement.    The respective obligation of each party to execute the Assignment Agreement is subject to the satisfaction of the following conditions at or prior to the Assignment Date (of which the condition set forth in clause (ii) below may be waived jointly by the parties, in whole or in part, to the extent permitted by applicable law):

            (i)    Stockholder Approval.    At the Special Meeting, the holders of Silver Run Common Stock shall have (1) approved and adopted the Contribution Agreement and the transactions contemplated hereby; (2) approved and adopted certain amendments to Silver Run's amended and restated certificate of incorporation to, among other things, create a new class of capital stock, Class C Common Stock, par value $0.0001 per share (the "Class C Common Stock"), of Silver Run and provide certain provisions relating to the capital structure of Silver Run following the consummation of the transactions contemplated by the Contribution Agreement and (3) approved, for purposes of complying with applicable listing rules under The NASDAQ Stock Market, (x) the issuance of shares of Silver Run Class A Common Stock to certain institutional investors and the NewCo Parties in a private placement and (y) the issuance of Class C Common Stock to the Centennial Contributors (collectively, the "Stockholder Proposals"), in each case as described in the Proxy Statement.

            (ii)    No Restraints.    No governmental entity having jurisdiction over any party hereto shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, including the execution of the Assignment Agreement, and no law shall have been adopted that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited.

            (iii)    Regulatory Approval.    If applicable, any waiting period applicable to the transactions contemplated hereby under the HSR Act shall have been terminated or shall have expired.

          (b)    Conditions to NewCo's Obligations to Execute the Assignment Agreement.    The obligations of NewCo to execute the Assignment Agreement are subject to the satisfaction of the following conditions at or prior to the Assignment Date, any or all of which may be waived jointly by NewCo, in whole or in part, to the extent permitted by applicable law:

            (i)    Representations and Warranties of Silver Run.    The representations and warranties of Silver Run set forth in Section 4 of this Agreement shall be true and correct as of the date of this Agreement and as of the Assignment Date, as though made on and as of the Assignment Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "Silver Run Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a Silver Run Material Adverse Effect.

            (ii)    Performance of Covenants of Silver Run.    Silver Run shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by such entity under this Agreement on or prior to the Assignment Date.

          (c)    Conditions to Silver Run's Obligations to Execute the Assignment Agreement.    The obligations of Silver Run to execute the Assignment Agreement are subject to the satisfaction of the following conditions at or prior to the Assignment Date, any or all of which may be waived jointly by Silver Run, in whole or in part, to the extent permitted by applicable law:

            (i)    Representations and Warranties of NewCo.    The representations and warranties of NewCo set forth in Section 3 of this Agreement shall be true and correct as of the date of this Agreement and as of the Assignment Date, as though made on and as of the Assignment Date (except that representations and warranties that speak as of a specified date shall have been true and correct only as of such date), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality" or "NewCo Material Adverse Effect") would not be reasonably likely to have, individually or in the aggregate, a NewCo Material Adverse Effect.

            (ii)    Performance of Covenants of NewCo.    NewCo shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by such entity under this Agreement on or prior to the Assignment Date.

            (iii)    Private Placement Proceeds.    Those certain subscription agreements listed on Schedule A (each, a "Subscription Agreement"), in each case by and between Silver Run and the subscribers named therein (collectively, the "PIPE Subscribers"), shall be in full force and effect, and the PIPE Subcribers shall be ready, willing and able to deliver their commitments under each Subscription Agreement (the "PIPE Proceeds") and consummate the other transactions contemplated thereunder.

            (iv)    Cash Contribution of NewCo Parties.    The NewCo Parties shall be ready, willing and able to contribute to Silver Run an amount of cash that, when taken together with proceeds in the trust account of Silver Run (the "Trust Account") as of the Assignment Date and the PIPE Proceeds, would be sufficient for Silver Run to (1) pay the Cash Consideration, (2) repay in full the aggregate principal amount plus any accrued and unpaid interest with respect to any outstanding indebtedness of CRP or any of its subsidiaries that will become due and payable as a result of the consummation of the transactions contemplated by the Contribution Agreement, to the extent such indebtedness will not be replaced or refinanced, (3) offset any cash from the Trust Account used to fund any redemptions of Silver Run Class A Common Stock from electing Silver Run stockholders and (4) pay any other transaction-related expenses of Silver Run.

        7.    Termination.    This Agreement may be terminated by either party upon written notice to the non-terminating party if, as of the last day of the Silver Run Approval Period, any of the following has occurred: (a) the Special Meeting has not been held by Silver Run, (b) the Special Meeting has been held by Silver Run, but has been adjourned to a date that is after the last day of the Silver Run Approval Period, (c) the Special Meeting has been held by Silver Run and the Stockholder Proposals were not approved by holders of Silver Run Common Stock, (d) the Contribution Agreement has been terminated in accordance with the terms thereof or (e) the closing conditions set forth in Section 6 have not been satisfied or waived; provided that, for purposes of this clause (e), the terminating party cannot be in material breach of its representations, warranties or covenants set forth in this Agreement.

        8.    Notices.    All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by facsimile (but only upon confirmation of transmission by the transmitting equipment); (c) if transmitted by electronic mail ("e-mail") (but only if confirmation of receipt of such e-mail is requested and received); or (d) if transmitted by national overnight courier, in each case as addressed as follows:

    if to New Centennial, LLC:

    Riverstone Centennial Holdings, L.P.
    c/o Riverstone Holdings LLC
    712 Fifth Avenue, 19th Floor
    New York, NY 10019
    Attention: Stephen S. Coats
    Facsimile (212) 993-0077
    E-mail: scoats@riverstonellc.com

    with a required copy to (which copy shall not constitute notice):

    Latham & Watkins LLP
    811 Main Street, Suite 3700
    Houston, Texas 77002
    Attention: William N. Finnegan IV
                        Brett E. Braden
                        Debbie P. Yee
    Facsimile (713) 546-5401
    E-mail: bill.finnegan@lw.com
                   brett.braden@lw.com
                   debbie.yee@lw.com

    if to Silver Run Acquisition Corporation:

    1000 Louisiana, Suite 1450
    Houston, Texas
    Attention: Stephen S. Coats
    Facsimile (212) 993-0077
    E-mail: scoats@riverstonellc.com

    with a required copy to (which copy shall not constitute notice):

    Weil, Gotshal & Manges LLP
    767 Fifth Avenue
    New York, New York 10153
    Attention: Jennifer Bensch
                       Raymond Gietz
    Facsimile (212) 310-8007
    E-mail: jennifer.bensch@weil.com
                  raymond.gietz@weil.com

        9.    Counterparts.    This Agreement may be executed in two or more counterparts, including via facsimile transmission or email in "portable document format" (".pdf") form, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to all the other parties, it being understood that all parties need not sign the same counterpart.

        10.    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        11.    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other party. Any purported assignment in violation of this Section 11 shall be void.

        12.    Governing Law; Venue.

          (a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          (b)   THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE) AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT

  BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

        13.    WAIVER OF JURY TRIAL.    THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

        14.    Severability.    Each party agrees that, should any court or other competent governmental entity hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction.

        15.    Amendment.    This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

        16.    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party hereto or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 16, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        [Signature Page Follows.]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

NEW CENTENNIAL, LLC
By:	/s/ THOMAS WALKER
	Name:	Thomas Walker
	Title:	Authorized Signatory

[Signature Page to Agreement to Assign]

SILVER RUN ACQUISITION CORPORATION
By:	/s/ THOMAS J. WALKER
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

[Signature Page to Agreement to Assign]

ANNEX F: NSAI RESERVE REPORTS

May 12, 2016

Mr. Ward Polzin
Centennial Resource Development, LLC
1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202

Dear Mr. Polzin:

        In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2015, to the Centennial Resource Production, LLC (CRP) interest in certain oil and gas properties located in Reeves and Ward Counties, Texas. CRP is a subsidiary of Centennial Resource Development, LLC (CRD). We completed our evaluation on or about March 3, 2016. It is our understanding that the proved reserves estimated in this report constitute all of the proved reserves owned by CRP. The estimates in this report have been prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. Definitions are presented immediately following this letter. This report has been prepared for CRP's use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

        We estimate the net reserves and future net revenue to the CRP interest in these properties, as of December 31, 2015, to be:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	9,346.9	1,603.1	12,711.1	216,269.6	141,416.4
Proved Undeveloped	13,852.2	2,248.2	19,730.5	135,797.3	4,057.0

Total Proved	23,199.0	3,851.4	32,441.6	352,066.9	145,473.4

Totals may not add because of rounding.

        The oil volumes shown include crude oil only. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

        The estimates shown in this report are for proved developed producing and proved undeveloped reserves. Our study indicates that there are no proved developed non-producing reserves for these properties at this time. No study was made to determine whether probable or possible reserves might be established for these properties. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

        Gross revenue is CRP's share of the gross (100 percent) revenue from the properties prior to any deductions. Future net revenue is after deductions for CRP's share of production taxes, ad valorem taxes, capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

        Prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2015. For oil and NGL volumes, the average West Texas Intermediate posted price of $46.79 per barrel is adjusted for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $2.587 per MMBTU is adjusted for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $41.85 per barrel of oil, $13.94 per barrel of NGL, and $1.707 per MCF of gas.

        Operating costs used in this report are based on operating expense records of CRP. These costs include the per-well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into field-level costs, per-well costs, and per-unit-of-production costs. Headquarters general and administrative overhead expenses of CRP are included to the extent that they are covered under joint operating agreements for the operated properties. Operating costs are not escalated for inflation.

        Capital costs used in this report were provided by CRP and are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for new development wells and production equipment. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are CRP's estimates of the costs to abandon the wells and production facilities, net of any salvage value. Capital costs and abandonment costs are not escalated for inflation.

        For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

        We have made no investigation of potential volume and value imbalances resulting from overdelivery or underdelivery to the CRP interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on CRP receiving its net revenue interest share of estimated future gross production.

        The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans as provided to us by CRP, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that our projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

        For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis and analogy, that we considered to be appropriate and necessary to categorize and estimate reserves in accordance with SEC definitions and regulations. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

        The data used in our estimates were obtained from CRP, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. We have not examined the titles to the properties or independently confirmed the actual degree or type of interest owned. The technical persons primarily responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. Neil H. Little, a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2011 and has over 9 years of prior industry experience. Mike K. Norton, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 1989 and has over 10 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely,
NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
		By:	/s/ C.H. (SCOTT) REES III C.H. (Scott) Rees III, P.E. Chairman and Chief Executive Officer
By:	/s/ NEIL H. LITTLE Neil H. Little, P.E. 117966 Vice President	By:	/s/ MIKE K. NORTON Mike K. Norton, P.G. 441 Senior Vice President
Date Signed: May 12, 2016		Date Signed: May 12, 2016

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

 DEFINITIONS OF OIL AND GAS RESERVES
Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

        The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2007 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC's Compliance and Disclosure Interpretations.

        (1)    Acquisition of properties.     Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers' fees, recording fees, legal costs, and other costs incurred in acquiring properties.

        (2)    Analogous reservoir .     Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an "analogous reservoir" refers to a reservoir that shares the following characteristics with the reservoir of interest:

  (i)
  Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

  (ii)
  Same environment of deposition;

  (iii)
  Similar geological structure; and

  (iv)
  Same drive mechanism.

        Instruction to paragraph (a)(2) :    Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

        (3)    Bitumen .     Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

        (4)    Condensate .     Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

        (5)    Deterministic estimate .     The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

        (6)    Developed oil and gas reserves .     Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

  (i)
  Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

  (ii)
  Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Supplemental definitions from the 2007 Petroleum Resources Management System:

Developed Producing Reserves—Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves—Developed Non-Producing Reserves include shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

        (7)    Development costs.     Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

  (i)
  Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

  (ii)
  Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

  (iii)
  Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

  (iv)
  Provide improved recovery systems.

        (8)    Development project.     A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

        (9)    Development well.     A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

        (10)    Economically producible .     The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

        (11)    Estimated ultimate recovery (EUR).     Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

        (12)    Exploration costs.     Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

  (i)
  Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or "G&G" costs.

  (ii)
  Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

  (iii)
  Dry hole contributions and bottom hole contributions.

  (iv)
  Costs of drilling and equipping exploratory wells.

  (v)
  Costs of drilling exploratory-type stratigraphic test wells.

        (13)    Exploratory well.     An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

        (14)    Extension well.     An extension well is a well drilled to extend the limits of a known reservoir.

        (15)    Field.     An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms "structural feature" and "stratigraphic condition" are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

        (16)    Oil and gas producing activities.

  (i)
  Oil and gas producing activities include:

  (A)
  The search for crude oil, including condensate and natural gas liquids, or natural gas ("oil and gas") in their natural states and original locations;

  (B)
  The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

  (C)
  The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

  (1)
  Lifting the oil and gas to the surface; and

  (2)
  Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

  (D)
  Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

        Instruction 1 to paragraph (a)(16)(i):    The oil and gas production function shall be regarded as ending at a "terminal point", which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

  a.
  The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

  b.
  In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

        Instruction 2 to paragraph (a)(16)(i):    For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

  (ii)
  Oil and gas producing activities do not include:

  (A)
  Transporting, refining, or marketing oil and gas;

  (B)
  Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

  (C)
  Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

  (D)
  Production of geothermal steam.

          (17)    Possible reserves.    Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

  (i)
  When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

  (ii)
  Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

  (iii)
  Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

  (iv)
  The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

  (v)
  Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

  (vi)
  Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

        (18)    Probable reserves.     Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

  (i)
  When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

  (ii)
  Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

  (iii)
  Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

  (iv)
  See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

        (19)    Probabilistic estimate.     The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

        (20)    Production costs.

  (i)
  Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

  (A)
  Costs of labor to operate the wells and related equipment and facilities.

  (B)
  Repairs and maintenance.

  (C)
  Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

  (D)
  Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

  (E)
  Severance taxes.

  (ii)
  Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

        (21)    Proved area.     The part of a property to which proved reserves have been specifically attributed.

        (22)    Proved oil and gas reserves.     Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

  (i)
  The area of the reservoir considered as proved includes:

  (A)
  The area identified by drilling and limited by fluid contacts, if any, and

  (B)
  Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

  (ii)
  In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

  (iii)
  Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

  (iv)
  Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

  (A)
  Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

  (B)
  The project has been approved for development by all necessary parties and entities, including governmental entities.

  (v)
  Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

        (23)    Proved properties.     Properties with proved reserves.

        (24)    Reasonable certainty.     If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

        (25)    Reliable technology.     Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

        (26)    Reserves.     Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

        Note to paragraph (a)(26):    Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity's interests in both of the following shall be disclosed as of the end of the year:

  a.
  Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

  b.
  Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

  a.
  Future cash inflows. These shall be computed by applying prices used in estimating the entity's proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

  b.
  Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

  c.
  Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity's proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity's proved oil and gas reserves.

  d.
  Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

  e.
  Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

  f.
  Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

        (27)    Reservoir.     A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

        (28)    Resources.     Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

        (29)    Service well.     A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

        (30)    Stratigraphic test well.     A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as "exploratory type" if not drilled in a known area or "development type" if drilled in a known area.

        (31)    Undeveloped oil and gas reserves.     Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

  (i)
  Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

  (ii)
  Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

From the SEC's Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects—such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations—by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

  •
  The company's level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

  •
  The company's historical record at completing development of comparable long-term projects;

  •
  The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

  •
  The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

  •
  The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

  (iii)
  Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

        (32)    Unproved properties.     Properties with no proved reserves.

August 4, 2015

Mr. Ward Polzin
Centennial Resource Development, LLC
1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202

Dear Mr. Polzin:

        In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2014, to the Centennial Resource Development, LLC (CRD) interest in certain oil and gas properties located in Reeves and Ward Counties, Texas. We completed our evaluation on or about February 6, 2015. It is our understanding that the proved reserves estimated in this report constitute all of the proved reserves owned by CRD. The estimates in this report have been prepared in accordance with the definitions and regulations of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, conform to the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas. Definitions are presented immediately following this letter. This report has been prepared for Centennial Resource Development, Inc.'s use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

        We estimate the net reserves and future net revenue to the CRD interest in these properties, as of December 31, 2014, to be:

	Net Reserves			Future Net Revenue (M$)
Category	Oil (MBBL)	NGL (MBBL)	Gas (MMCF)	Total	Present Worth at 10%
Proved Developed Producing	7,989.5	763.6	11,910.3	534,287.2	297,584.5
Proved Developed Non-Producing	36.9	2.5	48.3	2,680.5	1,637.4
Proved Undeveloped	11,823.0	785.3	15,455.1	415,635.3	71,142.8

Total Proved	19,849.5	1,551.4	27,413.6	952,603.0	370,364.7

Totals may not add because of rounding.

        The oil volumes shown include crude oil and condensate. Oil and natural gas liquids (NGL) volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases.

        The estimates shown in this report are for proved reserves. No study was made to determine whether probable or possible reserves might be established for these properties. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

        Gross revenue is CRD's share of the gross (100 percent) revenue from the properties prior to any deductions. Future net revenue is after deductions for CRD's share of production taxes, ad valorem taxes, capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

        Prices used in this report are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2014. For oil and NGL volumes, the average West Texas Intermediate posted price of $91.48 per barrel is adjusted for quality, transportation fees, and market differentials. For gas volumes, the average Henry Hub spot price of $4.350 per MMBTU is adjusted for energy content, transportation fees, and market differentials. All prices are held constant throughout the lives of the properties. The average adjusted product prices weighted by production over the remaining lives of the properties are $84.94 per barrel of oil, $22.70 per barrel of NGL, and $4.704 per MCF of gas.

        Operating costs used in this report are based on operating expense records of CRD. These costs include the per-well overhead expenses allowed under joint operating agreements along with estimates of costs to be incurred at and below the district and field levels. Operating costs have been divided into per-well costs and per-unit-of-production costs. Headquarters general and administrative overhead expenses of CRD are included to the extent that they are covered under joint operating agreements for the operated properties. Operating costs are not escalated for inflation.

        Capital costs used in this report were provided by CRD and are based on authorizations for expenditure and actual costs from recent activity. Capital costs are included as required for well completions, new development wells, and production equipment. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are CRD's estimates of the costs to abandon the wells and production facilities, net of any salvage value. Capital costs and abandonment costs are not escalated for inflation.

        For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

        We have made no investigation of potential volume and value imbalances resulting from overdelivery or underdelivery to the CRD interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on CRD receiving its net revenue interest share of estimated future gross production.

        The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be economically producible; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans as provided to us by CRD, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that our projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

        For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis and analogy, that we considered to be appropriate and necessary to categorize and estimate reserves in accordance with SEC definitions and regulations. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

        The data used in our estimates were obtained from CRD, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. We have not examined the titles to the properties or independently confirmed the actual degree or type of interest owned. The technical persons responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. Neil H. Little, a Licensed Professional Engineer in the State of Texas, has been practicing consulting petroleum engineering at NSAI since 2011 and has over 9 years of prior industry experience. Mike K. Norton, a Licensed Professional Geoscientist in the State of Texas, has been practicing consulting petroleum geoscience at NSAI since 1989 and has over 10 years of prior industry experience. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely,
NETHERLAND, SEWELL & ASSOCIATES, INC. Texas Registered Engineering Firm F-2699
		By:	/s/ C.H. (SCOTT) REES III C.H. (Scott) Rees III, P.E. Chairman and Chief Executive Officer
By:	/s/ NEIL H. LITTLE Neil H. Little, P.E. 117966 Vice President	By:	/s/ MIKE K. NORTON Mike K. Norton, P.G. 441 Senior Vice President
Date Signed: August 4, 2015		Date Signed: August 4, 2015

NHL:SMD

Please be advised that the digital document you are viewing is provided by Netherland, Sewell & Associates, Inc. (NSAI) as a convenience to our clients. The digital document is intended to be substantively the same as the original signed document maintained by NSAI. The digital document is subject to the parameters, limitations, and conditions stated in the original document. In the event of any differences between the digital document and the original document, the original document shall control and supersede the digital document.

 DEFINITIONS OF OIL AND GAS RESERVES
Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

        The following definitions are set forth in U.S. Securities and Exchange Commission (SEC) Regulation S-X Section 210.4-10(a). Also included is supplemental information from (1) the 2007 Petroleum Resources Management System approved by the Society of Petroleum Engineers, (2) the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas, and (3) the SEC's Compliance and Disclosure Interpretations.

        (1)    Acquisition of properties.     Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers' fees, recording fees, legal costs, and other costs incurred in acquiring properties.

        (2)    Analogous reservoir.     Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an "analogous reservoir" refers to a reservoir that shares the following characteristics with the reservoir of interest:

  (i)
  Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

  (ii)
  Same environment of deposition;

  (iii)
  Similar geological structure; and

  (iv)
  Same drive mechanism.

        Instruction to paragraph (a)(2):    Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

        (3)    Bitumen.     Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

        (4)    Condensate.     Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

        (5)    Deterministic estimate.     The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

        (6)    Developed oil and gas reserves.     Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

  (i)
  Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

  (ii)
  Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Supplemental definitions from the 2007 Petroleum Resources Management System:

Developed Producing Reserves—Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non-Producing Reserves—Developed Non-Producing Reserves include shut-in and behind-pipe Reserves. Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future recompletion prior to start of production. In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

        (7)    Development costs.     Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

  (i)
  Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

  (ii)
  Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

  (iii)
  Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

  (iv)
  Provide improved recovery systems.

        (8)    Development project.     A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

        (9)    Development well.     A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

        (10)    Economically producible.     The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

        (11)    Estimated ultimate recovery (EUR).     Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

        (12)    Exploration costs.     Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

  (i)
  Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or "G&G" costs.

  (ii)
  Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

  (iii)
  Dry hole contributions and bottom hole contributions.

  (iv)
  Costs of drilling and equipping exploratory wells.

  (v)
  Costs of drilling exploratory-type stratigraphic test wells.

        (13)    Exploratory well.     An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

        (14)    Extension well.     An extension well is a well drilled to extend the limits of a known reservoir.

        (15)    Field.     An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms "structural feature" and "stratigraphic condition" are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

        (16)    Oil and gas producing activities.

  (i)
  Oil and gas producing activities include:

  (A)
  The search for crude oil, including condensate and natural gas liquids, or natural gas ("oil and gas") in their natural states and original locations;

  (B)
  The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

  (C)
  The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

  (1)
  Lifting the oil and gas to the surface; and

  (2)
  Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

  (D)
  Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

        Instruction 1 to paragraph (a)(16)(i):    The oil and gas production function shall be regarded as ending at a "terminal point", which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

  a.
  The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

  b.
  In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

        Instruction 2 to paragraph (a)(16)(i):    For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

  (ii)
  Oil and gas producing activities do not include:

  (A)
  Transporting, refining, or marketing oil and gas;

  (B)
  Processing of produced oil, gas, or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

  (C)
  Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

  (D)
  Production of geothermal steam.

        (17)    Possible reserves.     Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

  (i)
  When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

  (ii)
  Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

  (iii)
  Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

  (iv)
  The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

  (v)
  Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

  (vi)
  Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

        (18)    Probable reserves.     Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

  (i)
  When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

  (ii)
  Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

  (iii)
  Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

  (iv)
  See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

        (19)    Probabilistic estimate.     The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

        (20)    Production costs.

  (i)
  Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

  (A)
  Costs of labor to operate the wells and related equipment and facilities.

  (B)
  Repairs and maintenance.

  (C)
  Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

  (D)
  Property taxes and insurance applicable to proved properties and wells and related equipment and facilities. (E) Severance taxes.

  (ii)
  Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

        (21)    Proved area.     The part of a property to which proved reserves have been specifically attributed.

        (22)    Proved oil and gas reserves.     Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

  (i)
  The area of the reservoir considered as proved includes:

  (A)
  The area identified by drilling and limited by fluid contacts, if any, and

  (B)
  Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

  (ii)
  In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

  (iii)
  Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

  (iv)
  Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

  (A)
  Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

  (B)
  The project has been approved for development by all necessary parties and entities, including governmental entities.

  (v)
  Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

        (23)    Proved properties.     Properties with proved reserves.

        (24)    Reasonable certainty.     If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

        (25)    Reliable technology.     Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

        (26)    Reserves.     Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

        Note to paragraph (a)(26):    Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity's interests in both of the following shall be disclosed as of the end of the year:

  a.
  Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)

  b.
  Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

  a.
  Future cash inflows. These shall be computed by applying prices used in estimating the entity's proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.

  b.
  Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.

  c.
  Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity's proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity's proved oil and gas reserves.

  d.
  Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.

  e.
  Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.

  f.
  Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.

        (27)    Reservoir.     A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

        (28)    Resources.     Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

        (29)    Service well.     A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

        (30)    Stratigraphic test well.     A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as "exploratory type" if not drilled in a known area or "development type" if drilled in a known area.

        (31)    Undeveloped oil and gas reserves.     Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

  (i)
  Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

  (ii)
  Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

From the SEC's Compliance and Disclosure Interpretations (October 26, 2009):

Although several types of projects—such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations—by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.

Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:

  •
  The company's level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);

  •
  The company's historical record at completing development of comparable long-term projects;

  •
  The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;

  •
  The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and

  •
  The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).

  (iii)
  Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

        (32)    Unproved properties.     Properties with no proved reserves.

ANNEX G: FAIRNESS OPINION OF EVERCORE

July 21, 2016

The Board of Directors of
Silver Run Acquisition Corporation
1000 Louisiana Street, Suite 1450
Houston, Texas 77002

Members of the Board of Directors:

        We understand that Silver Run Acquisition Corporation, a Delaware corporation ("Silver Run"), proposes to assume all of the rights and obligations of New Centennial, LLC, a Delaware limited liability company ("New Centennial"), an affiliate of Riverstone Holdings, LLC ("Riverstone"), and become a party to, pursuant to an Agreement to Assign to be executed by Silver Run and New Centennial (the "Agreement to Assign"), that certain Contribution Agreement, dated July 6, 2016 (the "Contribution Agreement"), among Centennial Resource Development, LLC, a Delaware limited liability company; NGP Centennial Follow-On LLC, a Delaware limited liability company; Celero Energy Company, LP, a Delaware limited partnership (together with Centennial Resource Development, LLC and NGP Centennial Follow-On LLC, the "Centennial Contributors"); Centennial Resource Production, LLC, a Delaware limited liability company (the "Company"); and New Centennial, pursuant to which Silver Run will, through a recapitalization of the Company (as further described in the Contribution Agreement), acquire up to 100% of the equity interests of the Company (the "Transaction") in exchange for a cash contribution to the Company in the amount of (i) $1,186,744,348 plus (ii) $188,255,652 as an Additional Debt Repayment Contribution (as defined in the Contribution Agreement) plus (iii) $200,000,000 if the Centennial Contributors make a Centennial Cash Election (as defined in the Contribution Agreement) (the "Consideration"). For the avoidance of doubt, it is currently anticipated that Silver Run will acquire approximately 88% of the equity interests of the Company, assuming that (i) New Centennial assigns all of its rights and obligations under the Contribution Agreement to Silver Run pursuant to the Agreement to Assign and (ii) the Centennial Contributors do not make a Centennial Cash Election. The terms and conditions of the Transaction are more fully set forth in the Contribution Agreement, the Agreement to Assign and the other agreements to be entered into connection therewith. Terms used herein and not defined shall have the meanings ascribed thereto in the Contribution Agreement.

        The Board of Directors of Silver Run has asked us whether, in our opinion, as of the date hereof, the Consideration to be paid by Silver Run in the Transaction is fair, from a financial point of view, to Silver Run.

        In connection with rendering our opinion, we have, among other things:

            (i)  Reviewed certain publicly available business and financial information relating to Silver Run that we deemed to be relevant, including filings with the SEC;

           (ii)  Reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including filings with the SEC by the Company's parent, Centennial Resource Development, Inc.;

          (iii)  Reviewed certain non-public historical and projected financial and operating data relating to the Company prepared by the Company and furnished to us by management of the Company and Riverstone;

          (iv)  Discussed past and current operations, financial and operational projections and current financial condition of the Company with representatives of Riverstone and management of the Company (including their views on the risks and uncertainties of achieving such projections);

           (v)  Reviewed and discussed with representatives of Riverstone and management of the Company reports regarding the Company's proved developed producing, proved developed non-producing and undeveloped reserves prepared by the Company and furnished to us by Riverstone (the "Reserve Reports");

          (vi)  Compared the financial performance of the Company with equity market trading multiples of certain publicly traded companies that we deemed relevant;

         (vii)  Compared the financial performance of the Company and the valuation multiples implied by the Transaction with those of certain historical transactions that we deemed relevant;

        (viii)  Reviewed the Contribution Agreement dated July 6, 2016 and a draft of the Agreement to Assign dated July 21, 2016; and

          (ix)  Performed such other analyses and examinations, reviewed such other information and considered such other factors that we deemed appropriate for purposes of providing the opinion expressed herein.

        For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company under the alternative business assumptions reflected therein. We express no view as to any projected financial, operating or reserves data or any judgments, estimates or assumptions on which any of the foregoing are based including, without limitation, judgments, estimates or assumptions with respect to current or future market prices for crude oil and natural gas. We have assumed that the Reserve Reports are a reasonable basis upon which to evaluate the Company's proved and non-proved reserves.

        For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Contribution Agreement and the Agreement to Assign (in the draft form reviewed by us) are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Contribution Agreement and Agreement to Assign and that all conditions to the consummation of the Transaction will be satisfied without material waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Transaction will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on Silver Run or the consummation of the Transaction or materially reduce the benefits to the holders of Silver Run common stock or warrants of the Transaction. We have also assumed that the executed Agreement to Assign will not differ in any material respect from the draft Agreement to Assign dated July 21, 2016 reviewed by us.

        We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of Silver Run or the Company, nor have we been furnished with any such appraisals (other than the Reserve Reports), nor have we evaluated the solvency or fair value of Silver Run or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

        We have not been asked to pass upon, and express no opinion with respect to, any matter other than whether the Consideration to be paid by Silver Run in the Transaction is fair, from a financial point of view, to Silver Run. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any securities, creditors or other constituencies of Silver Run or the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Silver Run or the Company, or any class of such persons, whether relative to the Consideration or otherwise. We have assumed that any modification to the structure of the Transaction will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Transaction as compared to other business or financial strategies that might be available to Silver Run, nor does it address the underlying business decision of Silver Run to engage in the Transaction. In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any third party with respect to the acquisition of the Company or any business combination or other extraordinary transaction involving the Company or Silver Run. In addition, we express no opinion on the price at which the Company or its assets or equity interests or Silver Run or any equity interests of Silver Run could be sold in the future. This letter, and our opinion, does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Transaction, including as to how any holder of shares of Silver Run common stock should vote or act (including with respect to the decision to redeem such common stock) in respect of the Transaction. We express no opinion herein as to the price at which shares of Silver Run common stock or warrants will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by Silver Run and its advisors with respect to legal, regulatory, accounting and tax matters.

        We will receive a fee for our services upon the rendering of this opinion. Silver Run has also agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement. Prior to this engagement, Evercore Group L.L.C., and its affiliates have provided financial advisory services to Riverstone and its affiliates and have received fees for the rendering of these services including the reimbursement of expenses. During the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and the Company pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have been engaged to provide financial advisory services unrelated to the Company, New Centennial, or the Transaction to companies in which Riverstone owned a significant equity interest, including a publicly traded company for which Riverstone controlled multiple seats on the Board of Directors, and we have received compensation for such services. We may provide financial or other services to New Centennial, Riverstone, Silver Run, NGP Energy Capital Management or any of their respective affiliates in the future and in connection with any such services we may receive compensation.

        In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of Silver Run, and its affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

        This letter, and the opinion expressed herein is addressed to, and is for the information and benefit of, the Board of Directors of Silver Run in connection with their evaluation of the proposed Transaction. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by Silver Run in the Transaction is fair, from a financial point of view, to Silver Run.

Very truly yours,
EVERCORE GROUP L.L.C.
By:	/s/ SHAUN FINNIE Shaun Finnie Senior Managing Director

ANNEX H: SUBSCRIPTION AGREEMENT (RIVERSTONE PRIVATE PLACEMENT)

EXECUTION VERSION

SILVER RUN SUBSCRIPTION AGREEMENT

        This SUBSCRIPTION AGREEMENT is entered into this 21st day of July, 2016 (this "Subscription Agreement"), by and between Silver Run Acquisition Corporation, a Delaware corporation (the "Company"), and the undersigned ("Subscriber").

        WHEREAS, New Centennial, LLC, a Delaware limited liability company ("New Centennial"), has entered into that certain Contribution Agreement, dated as of July 6, 2016 (the "Contribution Agreement"), pursuant to which New Centennial will acquire a majority interest in Centennial Resource Production, LLC, a Delaware limited liability company ("Centennial"), on the terms and subject to the conditions set forth therein;

        WHEREAS, pursuant to Section 10.9 of the Contribution Agreement, New Centennial has the right to assign all of its rights and obligations under the Contribution Agreement to the Company (the "Assignment"), and the Company, upon such Assignment and the execution of a Joinder Agreement to the Contribution Agreement, would acquire the majority interest in Centennial instead of New Centennial, on the terms and subject to the conditions set forth therein (the "Transaction");

        WHEREAS, New Centennial and the Company have entered into that certain Agreement to Assign, dated as of the date hereof (the "Agreement to Assign"), pursuant to which New Centennial has agreed to make the Assignment, and the Company has agreed to accept the Assignment, on the terms and subject to the conditions set forth therein (including approval of the Transaction by the Company's stockholders);

        WHEREAS, in connection with the Transaction, certain other "accredited investors" (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), have entered into subscription agreements with the Company substantially similar to this Subscription Agreement, pursuant to which such investors have agreed to purchase on the Closing Date 20,000,000 shares of Class A Common Stock, in the aggregate, at a purchase price of $10.00 per share (the "Other Subscription Agreements"); and

        WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company that number of shares of Class A Common Stock set forth on the signature page hereto (the "Acquired Shares"), for a purchase price of $10.00 per share, or the aggregate amount set forth on the signature page hereto (the "Purchase Price"), and the Company desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below).

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Subscription.    Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the "Subscription").

        2.    Closing.

          a.     The closing of the Subscription contemplated hereby (the "Closing") shall occur on the closing date of the Transaction substantially concurrently with the consummation of the Transaction. Upon not less than five (5) business days' written notice from (or on behalf of) the Company to Subscriber (the "Closing Notice") that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, Subscriber shall deliver to the Company on the closing date specified in the Closing Notice (the "Closing Date") the Purchase Price for the Acquired Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of (i) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) written notice from the Company or its transfer agent evidencing the issuance to Subscriber of the Acquired Shares on and as of the Closing Date.

          b.     The Closing shall be subject to the conditions that, on the Closing Date:

              (i)  no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

             (ii)  all representations and warranties of the Company and Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

            (iii)  the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

            (iv)  the Common Stock shall be listed on the NASDAQ Capital Market ("Nasdaq"), and the Company shall have obtained approval of Nasdaq to list the Acquired Shares, subject to official notice of issuance;

             (v)  no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

            (vi)  all conditions precedent to the closing of the Transaction set forth in the Contribution Agreement, including the approval of the Company's stockholders, shall have been satisfied or waived; and

           (vii)  the Transaction shall have been, or substantially concurrently with the Closing shall be, consummated in accordance with the terms of the Contribution Agreement.

          c.     At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

        3.    Company Representations and Warranties.    The Company represents and warrants that:

          a.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own,

  lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. The Company is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly incorporated, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          b.     The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company's amended and restated certificate of incorporation, under the Delaware General Corporation Law.

          c.     There are no securities or instruments issued by or to which the Company is a party, including, without limitation, the Company's Class B Common Stock (as defined below), containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.

          d.     This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

          e.     The execution and delivery of this Subscription Agreement, the issuance and sale of the Acquired Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of the Company (a "Material Adverse Effect") or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Material Adverse Effect or affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

          f.      The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company's properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          g.     The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the "Commission") of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 8(m) of this Subscription Agreement; (v) those required by Nasdaq, including with respect to obtaining stockholder approval, and (vi) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          h.     The authorized capital stock of the Company consists of 220,000,000 shares of common stock of the Company, par value $0.0001 per share ("Common Stock"), including (x) 200,000,000 shares of Class A Common Stock and (y) 20,000,000 shares of Class B Common Stock ("Class B Common Stock"), and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share ("Preferred Stock"). As of the date hereof: (i) 50,000,000 shares of Class A Common Stock, 12,500,000 shares of Class B Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) 24,666,666 warrants, each entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock ("Warrants") were issued and outstanding, including 8,000,000 Private Placement Warrants (as defined in the Contribution Agreement); (iii) no shares of Common Stock were subject to issuance upon exercise of outstanding options; and (iii) no Indebtedness (as defined in the Contribution Agreement) of the Company having the right to vote (or convertible into equity having the right to vote) on any matters on which the equityholders of the Company may vote was issued and outstanding ("Voting Debt"). No Warrants are exercisable on or prior to the Closing. All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, "Equity Interests") or securities convertible into or exchangeable or exercisable for Equity Interests. The Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are not any stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than the letter agreement entered into by the Company on February 23, 2016 pursuant to which Silver Run Sponsor, LLC and the Company's officers and directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction.

          i.      The Company has made available to Subscriber (including via the Commission's EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by the Company with the Commission since its initial registration of the Common Stock (the "SEC Documents"). None of the SEC Documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to the proxy statement to be filed by the Company with respect to the Transaction or any other information relating to Centennial or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Commission Staff with respect to any of the SEC Documents.

          j.      The financial statements of the Company included in the SEC Documents complied as to form in all material respects with Regulation S-X of the Commission, were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the Commission) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company as of their respective dates and the results of operations and the cash flows of the Company for the periods presented therein.

          k.     The Company has not received any written communication since December 31, 2015 from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

          l.      Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) Proceeding (as defined in the Contribution Agreement) pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company.

          m.    The lists of exhibits contained in the SEC Documents set forth a true and complete list, as of the date of this Subscription Agreement, of each agreement to which the Company is a party (other than the Agreement to Assign, this Subscription Agreement and the Other Subscription Agreements) that is of a type that would be required to be included as an exhibit to a Registration Statement on Form S-1 pursuant to Items 601(b)(2), (4), (9) or (10) of Regulation S-K of the Commission if such a registration statement were filed by the Company on the date of this Subscription Agreement.

          n.     The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol "SRAQ". There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of Common Stock under the Exchange Act.

          o.     All material Tax Returns (as defined in the Contribution Agreement) required to be filed by or with respect to the Company have been duly and timely filed (taking into account extension of time for filing) with the appropriate Governmental Entity (as defined in the Contribution Agreement), and all such Tax Returns were true, correct and complete in all material respects. The Company has paid all Taxes (as defined in the Contribution Agreement) and other assessments due, whether or not disputed. The Company does not have any liabilities for Taxes of any other person or entity by contract, as a transferee or successor, under U.S. Treasury Regulation Section 1.1502-6 or analogous state, county, local or foreign provision or otherwise.

          p.     The Company is not, and immediately after receipt of payment for the Acquired Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          q.     Assuming the accuracy of Subscriber's representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Company to Subscriber.

          r.     Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Acquired Shares.

          s.     The Company has not paid, and is not obligated to pay, any brokerage, finder's or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.

        4.    Subscriber Representations and Warranties.    Subscriber represents and warrants that:

          a.     Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

          b.     This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

          c.     The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of Subscriber (a "Subscriber Material Adverse Effect") or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect or affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

          d.     Subscriber (i) is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or an institutional "accredited investor" (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares.

          e.     Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

          f.      Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, Centennial or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company included in this Subscription Agreement.

          g.     Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

          h.     In making its decision to purchase the Acquired Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, Centennial and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber's professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned's professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares.

          i.      Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company or by means of contact from Citigroup Global Markets Inc. ("Citi"), acting as placement agent for the Company, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or by contact between Subscriber and Citi. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

          j.      Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

          k.     Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber's investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

          l.      Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

          m.    Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") or in any Executive Order issued by the President of the United States and administered by OFAC ("OFAC List"), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a "Prohibited Investor"). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the "BSA"), as amended by the USA PATRIOT Act of 2001 (the "PATRIOT Act"), and its implementing regulations (collectively, the "BSA/PATRIOT Act"), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

        5.    Registration Rights.

          a.     The Company agrees that, within thirty (30) calendar days after the Closing, the Company will file with the Commission (at the Company's sole cost and expense) a registration statement registering the resale of the Acquired Shares (the "Registration Statement"), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the Commission notifies the Company that it will "review" the Registration Statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed" or will not be subject to further review (such earlier date, the "Effectiveness Deadline"); provided, however, that the Company's obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Company to effect the registration of the Acquired Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

          b.     The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by Subscriber.

          c.     Subscriber shall, severally and not jointly with any other subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation.

        6.    Additional Agreements.    Subscriber shall be ready, willing and able to purchase an additional number of shares of Class A Common Stock from the Company on the Closing Date (which additional shares shall constitute "Acquired Shares" hereunder and a part of the "Subscription" hereunder), at a purchase price of $10.00 per share, in an amount that will generate cash proceeds that, when taken together with proceeds held in the Trust Account (as defined below) as of the Assignment Date (as defined in the Agreement to Assign) and the proceeds from the Subscription and the subscriptions under the Other Subscription Agreements, would be sufficient for the Company to (i) pay the Cash Consideration (as defined in the Contribution Agreement), (ii) repay in full the aggregate principal amount plus any accrued and unpaid interest with respect to any outstanding indebtedness of Centennial or any of its subsidiaries that will become due and payable as a result of the consummation of the transactions contemplated by the Contribution Agreement, to the extent such indebtedness will not be replaced or refinanced, (iii) offset any cash from the Trust Account used to fund any redemptions of Class A Common Stock made in connection with the Transaction from the Company's electing stockholders and (iv) pay any other transaction-related expenses incurred by the Company.

        7.    Termination.    This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Contribution Agreement is terminated in accordance with its terms, (b) the consummation of the transactions contemplated by the Contribution Agreement pursuant to the terms thereof by New Centennial without the Assignment to the Company pursuant to the terms of the Contribution Agreement, (c) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (d) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (e) October 14, 2016, if the Closing has not occurred by such date (subject to extension to a date no later than November 15, 2016 if the Contribution Agreement "End Date" (as defined therein) is correspondingly extended and the Company provides Subscriber notice of such extension or anticipated extension at least two (2) Business Days prior to October 14, 2016); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Contribution Agreement promptly after the termination of such agreement or the consummation of the transactions by New Centennial without the Assignment to the Company promptly after such consummation.

        8.    Trust Account Waiver.    Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company's prospectus relating to its initial public offering dated February 23, 2016 (the "Prospectus") available at www.sec.gov, substantially all of the Company's assets consist of the cash proceeds of the Company's initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the "Trust Account") for the benefit of the Company, its public stockholders and the underwriters of the Company's initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

        9.    Miscellaneous.

          a.     Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that

  Subscriber and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber if any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

          b.     Each of the Company and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

          c.     This Subscription Agreement and all of Subscriber's rights and obligations hereunder (including Subscriber's obligation to purchase the Acquired Shares (and, for the avoidance of doubt, its obligations under Section 6 hereof to purchase additional Acquired Shares)) may be transferred or assigned, at any time and from time to time, to one or more parties, in related or unrelated transactions (each such transferee, a "Transferee"). Upon any such assignment:

              (i)  the applicable Transferee shall enter into a subscription agreement (each such subscription agreement, a "New Subscription Agreement") with the Company to purchase that number of Subscriber's Acquired Shares specified therein (the "Transferee Acquired Shares"), which New Subscription Agreement shall be in substantially the same form as this Subscription Agreement; and

             (ii)  upon a Transferee's execution and delivery of a New Subscription Agreement, the number of Acquired Shares to be purchased by Subscriber hereunder shall be reduced by the total number of Transferee Acquired Shares to be purchased by the applicable Transferee pursuant to the applicable New Subscription Agreement, which reduction shall be evidenced by Subscriber and the Company amending Schedule B to this Subscription Agreement to reflect each transfer and to update the "Number of Acquired Shares subscribed for" and "Aggregate Purchase Price" on the signature page hereto to reflect such reduced number of Acquired Shares, and Subscriber shall be fully and unconditionally released from its obligation to purchase such Transferee Acquired Shares hereunder. For the avoidance of doubt, this Subscription Agreement need not be amended and restated in its entirety, but only Schedule B and Subscriber's signature page hereto need be so amended and updated and executed by each of Subscriber and the Company upon the occurrence of any such transfer of Transferee Acquired Shares.

          d.     All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

          e.     The Company may request from Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

          f.      This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

          g.     This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than (i) the parties hereto and their respective successor and assigns and (ii) the persons entitled to indemnification under Section 5.

          h.     Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

          i.      If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

          j.      This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

          k.     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

          l.      THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK, SEATED IN NEW YORK COUNTY AND ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK (AND ANY APPLICABLE COURTS OF APPEAL THERETO) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

SILVER RUN ACQUISITION CORPORATION
By:	/s/ THOMAS J. WALKER
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

Date: July 21, 2016

SUBSCRIBER: RIVERSTONE CENTENNIAL HOLDINGS, L.P.
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
Riverstone Centennial Holdings, L.P.
By:
By:	Riverstone Energy Partners VI, L.P., its		Name:
	general partner		Title:
By:	Riverstone Energy GP VI, LLC, its general partner
By:	/s/ THOMAS J. WALKER
	Name:	Thomas J. Walker
	Title:	Managing Director
Date: July 21, 2016
Name of Subscriber:			Name of Joint Subscriber, if applicable:
Riverstone Centennial Holdings, L.P. (Please print. Please indicate name and capacity of person signing above)			(Please Print. Please indicate name and capacity of person signing above)
Name in which shares are to be registered (if different):
Email Address: twalker@riverstonellc.com
If there are joint investors, please check one: ☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN: 81-3126643	Joint Subscriber's EIN:

Business Address-Street:	Mailing Address-Street (if different):
c/o Riverstone Holdings LLC 712 Fifth Avenue, 19th Floor

City, State, Zip: New York, NY 10019	City, State, Zip:
Attn: Thomas J. Walker	Attn:

Telephone No.: 212-993-0076	Telephone No.:
Facsimile No.: 212-993-0077	Facsimile No.:

Number of Acquired Shares subscribed for: 81,005,000
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $810,050,000
You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.
TO BE EXECUTED UPON ANY ASSIGNMENT:
Number of Acquired Shares subscribed for and Aggregate Purchase Price as of , 2016, accepted and agreed to as of this day of , 2016 by:
RIVERSTONE CENTENNIAL HOLDINGS, L.P.
By:	Riverstone Energy Partners VI, L.P., its general partner
By:	Riverstone Energy GP VI, LLC, its general partner
By:
	Name:	Thomas J. Walker
	Title:	Managing Director
SILVER RUN ACQUISITION CORPORATION
By:
Name:
Title:

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☐	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☐
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☐	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☐	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☐
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

SCHEDULE B
SCHEDULE OF TRANSFERS OF TRANSFEREE ACQUIRED SHARES

        Subscriber's original Subscription was in the amount of 81,005,000 shares of Class A Common Stock. The following transfers of a portion of the original Subscription amount have been made:

Date of Transfer	Transferee	Number of Transferee Acquired Shares Transferred	Subscriber Revised Subscription Amount

TO BE EXECUTED UPON ANY ASSIGNMENT:

        Schedule B as of                    , 2016, accepted and agreed to as of this      day of                    , 2016 by:

RIVERSTONE CENTENNIAL HOLDINGS, L.P.		SILVER RUN ACQUISITION CORPORATION
By:		By:
	Name:		Name:
	Title:		Title:

ANNEX I: SUBSCRIPTION AGREEMENTS (PIPE INVESTMENT)

EXECUTION VERSION

SILVER RUN SUBSCRIPTION AGREEMENT

        This SUBSCRIPTION AGREEMENT is entered into this 21st day of July, 2016 (this "Subscription Agreement"), by and between Silver Run Acquisition Corporation, a Delaware corporation (the "Company"), and each undersigned subscriber (each individually as used herein, "Subscriber"). Each Subscriber is acting severally and not jointly with any other Subscriber, including, without limitation, the obligation to purchase Acquired Shares (defined below) hereunder and the representations and warranties of Subscriber hereunder (which are made by Subscriber as to itself only).

        WHEREAS, New Centennial, LLC, a Delaware limited liability company ("Riverstone"), has entered into that certain Contribution Agreement, dated as of July 6, 2016 (the "Contribution Agreement"), pursuant to which Riverstone will acquire a majority interest in Centennial Resource Production, LLC, a Delaware limited liability company ("Centennial"), on the terms and subject to the conditions set forth therein;

        WHEREAS, pursuant to Section 10.9 of the Contribution Agreement, Riverstone has the right to assign all of its rights and obligations under the Contribution Agreement to the Company (the "Assignment"), and the Company, upon such Assignment and the execution of a Joinder Agreement to the Contribution Agreement, would acquire the majority interest in Centennial instead of Riverstone, on the terms and subject to the conditions set forth therein (the "Transaction");

        WHEREAS, Riverstone and the Company have entered into that certain Agreement to Assign, dated as of the date hereof (the "Agreement to Assign"), pursuant to which Riverstone has agreed to make the Assignment, and the Company has agreed to accept the Assignment, on the terms and subject to the conditions set forth therein (including approval of the Transaction by the Company's stockholders);

        WHEREAS, in connection with the Transaction, an affiliate of Riverstone (the "Riverstone Affiliate") has entered into that certain subscription agreement, dated the date hereof, pursuant to which the Riverstone Affiliate has agreed to purchase on the Closing Date (defined below) 81,005,000 shares of the Company's Class A common stock, par value $0.0001 per share (the "Class A Common Stock"), at a purchase price of $10.00 per share (the "Riverstone Subscription Agreement"), which commitment the Riverstone Affiliate may assign to one or more parties on or prior to the Closing Date;

        WHEREAS, in connection with the Transaction, certain other "accredited investors" (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), have entered into subscription agreements with the Company substantially similar to this Subscription Agreement, pursuant to which such investors have agreed to purchase on the Closing Date 10,000,000 shares of Class A Common Stock, in the aggregate, at a purchase price of $10.00 per share (together with the Riverstone Subscription Agreement, the "Other Subscription Agreements"); and

        WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company that number of shares of Class A Common Stock set forth on its signature page hereto (the "Acquired Shares"), for a purchase price of $10.00 per share, or the aggregate amount set forth on such signature page hereto (the "Purchase Price"), and the Company desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below).

I-1-1

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Subscription.    Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the "Subscription").

        2.    Closing.

          a.     The closing of the Subscription contemplated hereby (the "Closing") shall occur on the closing date of the Transaction substantially concurrently with the consummation of the Transaction. Upon not less than five (5) business days' written notice from (or on behalf of) the Company to Subscriber (the "Closing Notice") that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, Subscriber shall deliver to the Company on the closing date specified in the Closing Notice (the "Closing Date") the Purchase Price for the Acquired Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of a stock certificate representing the Acquired Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. Notwithstanding anything to the contrary set forth herein, Subscriber shall not be required to send its payment by wire transfer for the Acquired Shares until it (or its designated custodian per its delivery instructions) confirms receipt of the stock certificate representing the Acquired Shares; provided, that if the Closing does not occur within one (1) Business Day of the specified Closing Date, Subscriber shall, within one (1) Business Day thereof, return the stock certificate to the Company, and Subscriber shall not be deemed or become a holder or beneficial owner of any Acquired Shares.

          b.     The Closing shall be subject to the conditions that, on the Closing Date:

              (i)  no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

             (ii)  all representations and warranties of the Company and Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

            (iii)  the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

            (iv)  the Common Stock shall be listed on the NASDAQ Capital Market ("Nasdaq"), and the Company shall have obtained approval of Nasdaq to list the Acquired Shares, subject to official notice of issuance;

I-1-2

             (v)  no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

            (vi)  all conditions precedent to the closing of the Transaction set forth in the Contribution Agreement, including the approval of the Company's stockholders, shall have been satisfied or waived; and

           (vii)  the Transaction shall have been, or substantially concurrently with the Closing shall be, consummated in accordance with the terms of the Contribution Agreement.

          c.     At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

        3.    Company Representations and Warranties.    The Company represents and warrants that:

          a.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. The Company is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly incorporated, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          b.     The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company's amended and restated certificate of incorporation, under the Delaware General Corporation Law.

          c.     There are no securities or instruments issued by or to which the Company is a party, including, without limitation, the Company's Class B Common Stock (as defined below), containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.

          d.     This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

          e.     The execution and delivery of this Subscription Agreement, the issuance and sale of the Acquired Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of

I-1-3

  trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of the Company (a "Material Adverse Effect") or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Material Adverse Effect or affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

          f.      The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company's properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          g.     The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the "Commission") of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 8(m) of this Subscription Agreement; (v) those required by Nasdaq, including with respect to obtaining stockholder approval, and (vi) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          h.     The authorized capital stock of the Company consists of 220,000,000 shares of common stock of the Company, par value $0.0001 per share ("Common Stock"), including (x) 200,000,000 shares of Class A Common Stock and (y) 20,000,000 shares of Class B Common Stock ("Class B Common Stock"), and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share ("Preferred Stock"). As of the date hereof: (i) 50,000,000 shares of Class A Common Stock, 12,500,000 shares of Class B Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) 24,666,666 warrants, each entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock ("Warrants") were issued and outstanding, including 8,000,000 Private Placement Warrants (as defined in the Contribution Agreement); (iii) no shares of Common Stock were subject to issuance upon exercise of outstanding options; and (iii) no Indebtedness (as defined in the Contribution Agreement) of the Company having the right to vote (or convertible into equity having the right to vote) on any matters on which the equityholders of the Company may vote was issued and outstanding ("Voting Debt"). No Warrants are exercisable on or prior to the Closing. All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants

I-1-4

  have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, "Equity Interests") or securities convertible into or exchangeable or exercisable for Equity Interests. The Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are not any stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than the letter agreement entered into by the Company on February 23, 2016 pursuant to which Silver Run Sponsor, LLC and the Company's officers and directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction. Any shares of Class A Common Stock outstanding on the date hereof that are redeemed in connection with the Transaction pursuant to the terms of the Company's organizational documents will be offset by purchases of additional shares of Class A Common Stock pursuant to the Riverstone Subscription Agreement or assignments pursuant thereto.

          i.      The Company has made available to Subscriber (including via the Commission's EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by the Company with the Commission since its initial registration of the Common Stock (the "SEC Documents"). None of the SEC Documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to the proxy statement to be filed by the Company with respect to the Transaction or any other information relating to Centennial or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Commission Staff with respect to any of the SEC Documents.

          j.      The financial statements of the Company included in the SEC Documents complied as to form in all material respects with Regulation S-X of the Commission, were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the Commission) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company as of their respective dates and the results of operations and the cash flows of the Company for the periods presented therein.

          k.     The Company has not received any written communication since December 31, 2015 from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

          l.      Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) Proceeding (as defined in the Contribution Agreement) pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company.

I-1-5

          m.    The lists of exhibits contained in the SEC Documents set forth a true and complete list, as of the date of this Subscription Agreement, of each agreement to which the Company is a party (other than the Agreement to Assign, this Subscription Agreement and the Other Subscription Agreements) that is of a type that would be required to be included as an exhibit to a Registration Statement on Form S-1 pursuant to Items 601(b)(2), (4), (9) or (10) of Regulation S-K of the Commission if such a registration statement were filed by the Company on the date of this Subscription Agreement.

          n.     The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol "SRAQ". There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of Common Stock under the Exchange Act.

          o.     All material Tax Returns (as defined in the Contribution Agreement) required to be filed by or with respect to the Company have been duly and timely filed (taking into account extension of time for filing) with the appropriate Governmental Entity (as defined in the Contribution Agreement), and all such Tax Returns were true, correct and complete in all material respects. The Company has paid all Taxes (as defined in the Contribution Agreement) and other assessments due, whether or not disputed. The Company does not have any liabilities for Taxes of any other person or entity by contract, as a transferee or successor, under U.S. Treasury Regulation Section 1.1502-6 or analogous state, county, local or foreign provision or otherwise.

          p.     The Company is not, and immediately after receipt of payment for the Acquired Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          q.     Assuming the accuracy of Subscriber's representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Company to Subscriber.

          r.     Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Acquired Shares.

          s.     The Company has not paid, and is not obligated to pay, any brokerage, finder's or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company; provided, however, that the Company is obligated to pay a fee of 3% of the gross proceeds of the Company's sale of the Acquired Shares to Citigroup Global Markets Inc. ("Citi"), in its capacity as placement agent for the Company.

        4.    Subscriber Representations and Warranties.    Subscriber represents and warrants that:

          a.     Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

          b.     This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

I-1-6

          c.     The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of Subscriber (a "Subscriber Material Adverse Effect") or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect or affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

          d.     Subscriber (i) is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or an institutional "accredited investor" (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares.

          e.     Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

          f.      Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, Centennial or any of their respective officers or directors, expressly or by implication, other than

I-1-7

  those representations, warranties, covenants and agreements of the Company included in this Subscription Agreement.

          g.     Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

          h.     In making its decision to purchase the Acquired Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, Centennial and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber's professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned's professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares.

          i.      Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company or by means of contact from Citi, acting as placement agent for the Company, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or by contact between Subscriber and Citi. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

          j.      Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

          k.     Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber's investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

          l.      Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

          m.    Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") or in any Executive Order issued by the President of the United States and administered by OFAC ("OFAC List"), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a "Prohibited Investor"). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the

I-1-8

  "BSA"), as amended by the USA PATRIOT Act of 2001 (the "PATRIOT Act"), and its implementing regulations (collectively, the "BSA/PATRIOT Act"), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

        5.    Registration Rights.

          a.     The Company agrees that, within thirty (30) calendar days after the Closing, the Company will file with the Commission (at the Company's sole cost and expense) a registration statement registering the resale of the Acquired Shares (the "Registration Statement"), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the Commission notifies the Company that it will "review" the Registration Statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed" or will not be subject to further review (such earlier date, the "Effectiveness Deadline"); provided, however, that the Company's obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Company to effect the registration of the Acquired Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

          b.     The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware.

I-1-9

  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by Subscriber.

          c.     Subscriber shall, severally and not jointly with any other subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation.

        6.    Termination.    This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Contribution Agreement is terminated in accordance with its terms, (b) the consummation of the transactions contemplated by the Contribution Agreement pursuant to the terms thereof by Riverstone without the Assignment to the Company pursuant to the terms of the Contribution Agreement, (c) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (d) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (e) October 14, 2016, if the Closing has not occurred by such date (subject to extension to a date no later than November 15, 2016 if the Contribution Agreement "End Date" (as defined therein) is correspondingly extended and the Company provides Subscriber notice of such extension or anticipated extension at least two (2) Business Days prior to October 14, 2016); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Contribution Agreement promptly after the termination of such agreement or the consummation of the transactions by Riverstone without the Assignment to the Company promptly after such consummation.

        7.    Trust Account Waiver.    Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company's prospectus relating to its initial public offering dated February 23, 2016 (the "Prospectus") available at www.sec.gov, substantially all of the Company's assets consist of the cash proceeds of the Company's initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the "Trust Account") for the benefit of the Company, its public stockholders and the underwriters of the Company's initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are

I-1-10

hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

        8.    Miscellaneous.

          a.     Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber if any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

          b.     Each of the Company and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

          c.     Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned.

          d.     All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

          e.     The Company may request from Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

          f.      This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

          g.     This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than (i) the parties hereto and their respective successor and assigns and (ii) the persons entitled to indemnification under Section 5.

          h.     Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

          i.      If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

I-1-11

          j.      This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

          k.     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

          l.      THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK, SEATED IN NEW YORK COUNTY AND ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK (AND ANY APPLICABLE COURTS OF APPEAL THERETO) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

          m.    The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the "Disclosure Document") disclosing all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Agreement to Assign, the Transaction, and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Company's knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or Citi. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Subscriber or Fidelity Management & Research Company ("Fidelity") or any of their respective affiliates, or include the name of Subscriber or Fidelity or any of their respective affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) the filing of this Agreement with the Commission and in the related Current Report on Form 8-K in a manner acceptable to Subscriber, (iii) in the press release issued by the Company in connection with the announcement of the Transaction in a manner acceptable to Subscriber, and (iv) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of Nasdaq, in which case the Company shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iv).

I-1-12

        IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

SILVER RUN ACQUISITION CORPORATION
By:	/s/ THOMAS J. WALKER
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

Date: July 21, 2016

I-1-13

SUBSCRIBER: Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith	Name:
	Title:	Authorized Signatory	Title:
Date: July 21, 2016
Name of Subscriber: Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund			Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory
(Please print. Please indicate name and capacity of person signing above)			(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund
Name in which shares are to be registered (if different):

Email Address:
If there are joint investors, please check one:
☐	Joint Tenants with Rights of Survivorship
☐	Tenants-in-Common
☐	Community Property

Subscriber's EIN: 46-1173361	Joint Subscriber's EIN:
Business Address-Street:	Mailing Address-Street (if different):
245 Summer Street, F7B Boston, MA 02110	City, State, Zip:
City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
40,200
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $402,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-14

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-15

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-16

SUBSCRIBER: Fidelity Contrafund: Fidelity Contrafund
Signature of Subscriber:		Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH	By:
	Name: Stacie M. Smith		Name:
	Title: Authorized Signatory		Title:

Date: July 21, 2016
Name of Subscriber: Fidelity Contrafund: Fidelity Contrafund	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund: Fidelity Contrafund
Name in which shares are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN: 04-6056833	Joint Subscriber's EIN:
Business Address-Street:	Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110	City, State, Zip:
City, State, Zip:

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
5,188,000
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $51,888,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-17

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-18

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-19

SUBSCRIBER: Fidelity Contrafund Commingled Pool By: Fidelity Management Trust & Co.
Signature of Subscriber:		Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH	By:
	Name: Stacie M. Smith		Name:
	Title: Authorized Signatory		Title:

Date: July 12, 2016
Name of Subscriber: Fidelity Contrafund Commingled Pool	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund Commingled Pool
Name in which shares are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN: 04-3022712	Joint Subscriber's EIN:
Business Address-Street:	Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110	City, State, Zip:
City, State, Zip:
Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
512,9000
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $5,129,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-20

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-21

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☒
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-22

SUBSCRIBER: Fidelity Contrafund: Fidelity Advisor New Insights Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
Fidelity Contrafund: Fidelity Advisor New Insights Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund: Fidelity Advisor New Insights Fund
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	45-0515059	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-23

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
1,224,500
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $12,245,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-24

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-25

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-26

SUBSCRIBER: Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:
Date: July 16, 2016

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

Name in which shares are to be registered (if different):

Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	46-1165218	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110		City, State, Zip:
City, State, Zip:

I-1-27

Attn:	Attn:
Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
278,900
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $2,789,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-28

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-29

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.
I-1-30

SUBSCRIBER: Variable Insurance Products Fund III: Balanced Portfolio
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
Variable Insurance Products Fund III: Balanced Portfolio	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
M Gardiner & Co. fbo Variable Insurance Products Fund III: Balanced Portfolio
Name in which shares are to be registered (if different):

Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	04-3239996	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-31

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
148,900
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $1,489,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-32

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-33

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-34

SUBSCRIBER: Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	46-1165218	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-35

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
278,900
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $2,789,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-36

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-37

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-38

SUBSCRIBER: Variable Insurance Products Fund II: Contrafund Portfolio
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
Variable Insurance Products Fund II: Contrafund Portfolio	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Variable Insurance Products Fund II: Contrafund Portfolio
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	04-3247643	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-39

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
872,100
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $8,721,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-40

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-41

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-42

SUBSCRIBER: Fidelity Advisor Series I: Fidelity Advisor Balanced Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:
Date: July 16, 2016

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Advisor Series I: Fidelity Advisor Balanced Fund Name in which shares are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	04-2940575	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-43

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
110,100
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $ 1,101,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-44

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-45

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-46

SUBSCRIBER: FIDELITY SELECT PORTFOLIOS: Select Energy Portfolio
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
FIDELITY SELECT PORTFOLIOS: Select Energy Portfolio	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co. fbo Fidelity Select Portfolios: Select Energy Portfolio
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	04-2959654	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-47

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
115,200
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $1,152,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-48

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-49

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-50

SUBSCRIBER: VARIABLE INSURANCE PRODUCTS FUND IV: VIP Energy Portfolio
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
VARIABLE INSURANCE PRODUCTS FUND IV: VIP Energy Portfolio	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
BANGLE & CO. fbo Variable Insurance Products Fund IV: Energy Portfolio
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	04-3546124	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-51

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
14,400
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $144,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-52

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS
(Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-53

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

☒	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐
Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;
☐
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or
☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-54

SUBSCRIBER: FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: Fidelity Energy Central Fund
Signature of Subscriber:			Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH		By:
	Name:	Stacie M. Smith		Name:
	Title:	Authorized Signatory		Title:

Date: July 16, 2016
FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: Fidelity Energy Central Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
M Gardiner & Co fbo Fidelity Central Investment Portfolios LLC: Fidelity Energy Central Fund
Name in which shares are to be registered (if different):
Email Address:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN:	20-5109374	Joint Subscriber's EIN:
Business Address-Street:		Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110
City, State, Zip:

City, State, Zip:

I-1-55

Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Acquired Shares subscribed for:
45,400
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $454,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-56

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-57

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-58

SUBSCRIBER: FIDELITY ADVISOR SERIES VII: Fidelity Advisor Energy Fund
Signature of Subscriber:		Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH	By:
	Name: Stacie M. Smith		Name:
	Title: Authorized Signatory		Title:

Date: July 16, 2016
FIDELITY ADVISOR SERIES VII: Fidelity Advisor Energy Fund	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Energy Fund
Name in which shares are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN: 04-6576778	Joint Subscriber's EIN:
Business Address-Street:	Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110	City, State, Zip:
City, State, Zip:
Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
45,200
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $452,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-59

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-60

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-61

SUBSCRIBER: FIDELITY SELECT PORTFOLIOS: Natural Resources Portfolio
Signature of Subscriber:		Signature of Joint Subscriber, if applicable:
By:	/s/ STACIE M. SMITH	By:
	Name: Stacie M. Smith		Name:
	Title: Authorized Signatory		Title:

Date: July 16, 2016
FIDELITY SELECT PORTFOLIOS: Natural Resources Portfolio	Name of Joint Subscriber, if applicable:
Stacie M. Smith
Authorized Signatory

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Mag & Co fbo Fidelity Select Portfolios: Natural Resources Portfolio
Name in which shares are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber's EIN: 04-3329441	Joint Subscriber's EIN:
Business Address-Street:	Mailing Address-Street (if different):
245 Summer Street, F7B
Boston, MA 02110	City, State, Zip:
City, State, Zip:
Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Acquired Shares subscribed for:
38,300
Price Per Acquired Share: $10.00
Aggregate Purchase Price: $383,000.00

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-1-62

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-1-63

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-1-64

EXECUTION VERSION

SILVER RUN SUBSCRIPTION AGREEMENT

        This SUBSCRIPTION AGREEMENT is entered into this 21st day of July, 2016 (this "Subscription Agreement"), by and between Silver Run Acquisition Corporation, a Delaware corporation (the "Company"), and each undersigned subscriber (each individually as used herein, "Subscriber"). Each Subscriber is acting severally and not jointly with any other Subscriber, including, without limitation, the obligation to purchase Acquired Shares (defined below) hereunder and the representations and warranties of Subscriber hereunder (which are made by Subscriber as to itself only).

        WHEREAS, New Centennial, LLC, a Delaware limited liability company ("Riverstone"), has entered into that certain Contribution Agreement, dated as of July 6, 2016 (the "Contribution Agreement"), pursuant to which Riverstone will acquire a majority interest in Centennial Resource Production, LLC, a Delaware limited liability company ("Centennial"), on the terms and subject to the conditions set forth therein;

        WHEREAS, pursuant to Section 10.9 of the Contribution Agreement, Riverstone has the right to assign all of its rights and obligations under the Contribution Agreement to the Company (the "Assignment"), and the Company, upon such Assignment and the execution of a Joinder Agreement to the Contribution Agreement, would acquire the majority interest in Centennial instead of Riverstone, on the terms and subject to the conditions set forth therein (the "Transaction");

        WHEREAS, Riverstone and the Company have entered into that certain Agreement to Assign, dated as of the date hereof (the "Agreement to Assign"), pursuant to which Riverstone has agreed to make the Assignment, and the Company has agreed to accept the Assignment, on the terms and subject to the conditions set forth therein (including approval of the Transaction by the Company's stockholders);

        WHEREAS, in connection with the Transaction, an affiliate of Riverstone (the "Riverstone Affiliate") has entered into that certain subscription agreement, dated the date hereof, pursuant to which the Riverstone Affiliate has agreed to purchase on the Closing Date (defined below) 81,005,000 shares of the Company's Class A common stock, par value $0.0001 per share (the "Class A Common Stock"), at a purchase price of $10.00 per share (the "Riverstone Subscription Agreement"), which commitment the Riverstone Affiliate may assign to one or more parties on or prior to the Closing Date;

        WHEREAS, in connection with the Transaction, certain other "accredited investors" (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), have entered into subscription agreements with the Company substantially similar to this Subscription Agreement, pursuant to which such investors have agreed to purchase on the Closing Date 10,000,000 shares of Class A Common Stock, in the aggregate, at a purchase price of $10.00 per share (together with the Riverstone Subscription Agreement, the "Other Subscription Agreements"); and

        WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company that number of shares of Class A Common Stock set forth on its signature page hereto (the "Acquired Shares"), for a purchase price of $10.00 per share, or the aggregate amount set forth on such signature page hereto (the "Purchase Price"), and the Company desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below).

I-2-1

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Subscription.     Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the "Subscription").

        2.    Closing.

          a.     The closing of the Subscription contemplated hereby (the "Closing") shall occur on the closing date of the Transaction substantially concurrently with the consummation of the Transaction. Upon not less than five (5) business days' written notice from (or on behalf of) the Company to Subscriber (the "Closing Notice") that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, Subscriber shall deliver to the Company on the closing date specified in the Closing Notice (the "Closing Date") the Purchase Price for the Acquired Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of (i) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (ii) written notice from the Company or its transfer agent evidencing the issuance to Subscriber of the Acquired Shares on and as of the Closing Date.

          b.     The Closing shall be subject to the conditions that, on the Closing Date:

              (i)  no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

             (ii)  all representations and warranties of the Company and Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Company and Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date, but in each case without giving effect to consummation of the Transaction;

            (iii)  the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

            (iv)  the Common Stock shall be listed on the NASDAQ Capital Market ("Nasdaq"), and the Company shall have obtained approval of Nasdaq to list the Acquired Shares, subject to official notice of issuance;

             (v)  no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

I-2-2

            (vi)  all conditions precedent to the closing of the Transaction set forth in the Contribution Agreement, including the approval of the Company's stockholders, shall have been satisfied or waived; and

           (vii)  the Transaction shall have been, or substantially concurrently with the Closing shall be, consummated in accordance with the terms of the Contribution Agreement.

          c.     At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

        3.    Company Representations and Warranties.     The Company represents and warrants that:

          a.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. The Company is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than where the failure to be duly incorporated, validly existing, or to so qualify or be in good standing has not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          b.     The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company's amended and restated certificate of incorporation, under the Delaware General Corporation Law.

          c.     There are no securities or instruments issued by or to which the Company is a party, including, without limitation, the Company's Class B Common Stock (as defined below), containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares, or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.

          d.     This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

          e.     The execution and delivery of this Subscription Agreement, the issuance and sale of the Acquired Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of the Company (a "Material Adverse Effect") or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Company; or (iii) any statute or any

I-2-3

  judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Material Adverse Effect or affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

          f.      The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company's properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          g.     The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the "Commission") of the Registration Statement (as defined below), (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 8(m) of this Subscription Agreement; (v) those required by Nasdaq, including with respect to obtaining stockholder approval, and (vi) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

          h.     The authorized capital stock of the Company consists of 220,000,000 shares of common stock of the Company, par value $0.0001 per share ("Common Stock"), including (x) 200,000,000 shares of Class A Common Stock and (y) 20,000,000 shares of Class B Common Stock ("Class B Common Stock"), and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share ("Preferred Stock"). As of the date hereof: (i) 50,000,000 shares of Class A Common Stock, 12,500,000 shares of Class B Common Stock and no shares of Preferred Stock were issued and outstanding; (ii) 24,666,666 warrants, each entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock ("Warrants") were issued and outstanding, including 8,000,000 Private Placement Warrants (as defined in the Contribution Agreement); (iii) no shares of Common Stock were subject to issuance upon exercise of outstanding options; and (iii) no Indebtedness (as defined in the Contribution Agreement) of the Company having the right to vote (or convertible into equity having the right to vote) on any matters on which the equityholders of the Company may vote was issued and outstanding ("Voting Debt"). No Warrants are exercisable on or prior to the Closing. All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, "Equity Interests") or securities convertible into or exchangeable or exercisable for Equity Interests. The Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are not

I-2-4

  any stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than the letter agreement entered into by the Company on February 23, 2016 pursuant to which Silver Run Sponsor, LLC and the Company's officers and directors agreed to vote in favor of any proposed Business Combination (as defined therein), which includes the Transaction. Any shares of Class A Common Stock outstanding on the date hereof that are redeemed in connection with the Transaction pursuant to the terms of the Company's organizational documents will be offset by purchases of additional shares of Class A Common Stock pursuant to the Riverstone Subscription Agreement or assignments pursuant thereto.

          i.      The Company has made available to Subscriber (including via the Commission's EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document filed by the Company with the Commission since its initial registration of the Common Stock (the "SEC Documents"). None of the SEC Documents filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to the proxy statement to be filed by the Company with respect to the Transaction or any other information relating to Centennial or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Commission Staff with respect to any of the SEC Documents.

          j.      The financial statements of the Company included in the SEC Documents complied as to form in all material respects with Regulation S-X of the Commission, were prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the Commission) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company as of their respective dates and the results of operations and the cash flows of the Company for the periods presented therein.

          k.     The Company has not received any written communication since December 31, 2015 from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

          l.      Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) Proceeding (as defined in the Contribution Agreement) pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any Governmental Entity or arbitrator outstanding against the Company.

          m.    The lists of exhibits contained in the SEC Documents set forth a true and complete list, as of the date of this Subscription Agreement, of each agreement to which the Company is a party (other than the Agreement to Assign, this Subscription Agreement and the Other Subscription Agreements) that is of a type that would be required to be included as an exhibit to a Registration Statement on Form S-1 pursuant to Items 601(b)(2), (4), (9) or (10) of Regulation S-K of the

I-2-5

  Commission if such a registration statement were filed by the Company on the date of this Subscription Agreement.

          n.     The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol "SRAQ". There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of Common Stock under the Exchange Act.

          o.     All material Tax Returns (as defined in the Contribution Agreement) required to be filed by or with respect to the Company have been duly and timely filed (taking into account extension of time for filing) with the appropriate Governmental Entity (as defined in the Contribution Agreement), and all such Tax Returns were true, correct and complete in all material respects. The Company has paid all Taxes (as defined in the Contribution Agreement) and other assessments due, whether or not disputed. The Company does not have any liabilities for Taxes of any other person or entity by contract, as a transferee or successor, under U.S. Treasury Regulation Section 1.1502-6 or analogous state, county, local or foreign provision or otherwise.

          p.     The Company is not, and immediately after receipt of payment for the Acquired Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          q.     Assuming the accuracy of Subscriber's representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Company to Subscriber.

          r.     Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Acquired Shares.

          s.     The Company has not entered into any side letter or similar agreement with any investor in connection with such investor's direct or indirect investment in the Company other than (i) the Contribution Agreement and the other Transaction Agreements (as defined in the Contribution Agreement) and (ii) the Other Subscription Agreements relating to the issuance and sale by the Company of shares of Class A Common Stock for a purchase price of $10.00 per share.

          t.      The Company has not paid, and is not obligated to pay, any brokerage, finder's or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company; provided, however, that the Company is obligated to pay a fee of 3% of the gross proceeds of the Company's sale of the Acquired Shares to Citigroup Global Markets Inc. ("Citi"), in its capacity as placement agent for the Company.

        4.    Subscriber Representations and Warranties.     Subscriber represents and warrants that:

          a.     Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

          b.     This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

I-2-6

          c.     The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders' equity or results of operations of Subscriber (a "Subscriber Material Adverse Effect") or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect or affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

          d.     Subscriber (i) is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or an institutional "accredited investor" (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares.

          e.     Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

          f.      Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Company, Centennial or any of their respective officers or directors, expressly or by implication, other than

I-2-7

  those representations, warranties, covenants and agreements of the Company included in this Subscription Agreement.

          g.     Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

          h.     In making its decision to purchase the Acquired Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, Centennial and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber's professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such undersigned's professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares.

          i.      Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company or by means of contact from Citi, acting as placement agent for the Company, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or by contact between Subscriber and Citi. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

          j.      Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

          k.     Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber's investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

          l.      Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

          m.    Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") or in any Executive Order issued by the President of the United States and administered by OFAC ("OFAC List"), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a "Prohibited Investor"). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the

I-2-8

  "BSA"), as amended by the USA PATRIOT Act of 2001 (the "PATRIOT Act"), and its implementing regulations (collectively, the "BSA/PATRIOT Act"), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

        5.    Registration Rights.

          a.     The Company agrees that, within thirty (30) calendar days after the Closing, the Company will file with the Commission (at the Company's sole cost and expense) a registration statement registering the resale of the Acquired Shares (the "Registration Statement"), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the Commission notifies the Company that it will "review" the Registration Statement) following the Closing and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed" or will not be subject to further review (such earlier date, the "Effectiveness Deadline"); provided, however, that the Company's obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Company to effect the registration of the Acquired Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

          b.     The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware.

I-2-9

  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by Subscriber.

          c.     Subscriber shall, severally and not jointly with any other subscriber, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Subscriber furnished in writing to the Company by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation.

        6.    Termination.     This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Contribution Agreement is terminated in accordance with its terms, (b) the consummation of the transactions contemplated by the Contribution Agreement pursuant to the terms thereof by Riverstone without the Assignment to the Company pursuant to the terms of the Contribution Agreement, (c) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (d) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (e) October 14, 2016, if the Closing has not occurred by such date (subject to extension to a date no later than November 15, 2016 if the Contribution Agreement "End Date" (as defined therein) is correspondingly extended and the Company provides Subscriber notice of such extension or anticipated extension at least two (2) Business Days prior to October 14, 2016); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Contribution Agreement promptly after the termination of such agreement or the consummation of the transactions by Riverstone without the Assignment to the Company promptly after such consummation.

        7.    Trust Account Waiver.     Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company's prospectus relating to its initial public offering dated February 23, 2016 (the "Prospectus") available at www.sec.gov, substantially all of the Company's assets consist of the cash proceeds of the Company's initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the "Trust Account") for the benefit of the Company, its public stockholders and the underwriters of the Company's initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are

I-2-10

hereby acknowledged, Subscriber, on behalf of itself and its officers, directors and controlled affiliates, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

        8.    Miscellaneous.

          a.     Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. The Company acknowledges that Subscriber and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber if any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects.

          b.     Each of the Company and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

          c.     Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Shares acquired hereunder, if any) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned.

          d.     All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

          e.     The Company may request from Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

          f.      This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

          g.     This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than (i) the parties hereto and their respective successor and assigns and (ii) the persons entitled to indemnification under Section 5.

          h.     Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

          i.      If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

I-2-11

          j.      This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

          k.     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

          l.      THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK, SEATED IN NEW YORK COUNTY AND ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK (AND ANY APPLICABLE COURTS OF APPEAL THERETO) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

        The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the "Disclosure Document") disclosing all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Agreement to Assign, the Transaction, and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Company's knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or Citi. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Subscriber or Capital Research and Management Company ("CRM") or any of their respective affiliates, or include the name of Subscriber or CRM or any of their respective affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law in connection with the Registration Statement, (ii) the filing of this Agreement with the Commission and in the related Current Report on Form 8-K in a manner acceptable to Subscriber, (iii) in the press release issued by the Company in connection with the announcement of the Transaction in a manner acceptable to Subscriber, and (iv) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of Nasdaq, in which case the Company shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iv).

I-2-12

        IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

SILVER RUN ACQUISITION CORPORATION
By:	/s/ THOMAS J. WALKER
	Name:	Thomas J. Walker
	Title:	Chief Financial Officer

Date: July 21, 2016

[Signature Page to CRMC Subscription Agreement]

I-2-13

SUBSCRIBER:

SMALLCAP WORLD FUND, INC.

By:	Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.
By:	/s/ WALTER R. BURKLEY
	Name:	Walter R. Burkley
	Title:	Authorized Signatory

Date: July 21, 2016

Name in which shares are to be registered:

Clipperbay and Co. (HG22) f/b/o SMALLCAP World Fund, Inc.

Address:

    c/o Capital Research and Management Company
    333 South Hope Street, 33rd Floor
    Los Angeles, CA 90071
    Attention: Erik A. Vayntrub
    Email: erv@capgroup.com
    Telephone: 213.486.9108
    Facsimile: 213.486.9041

Number of Acquired Shares subscribed for:	5,715,000
Price Per Acquired Share:	$10.00
Aggregate Purchase Price:	$57,150,000

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-2-14

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-2-15

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-2-16

SUBSCRIBER:

THE GROWTH FUND OF AMERICA

By:	Capital Research and Management Company, for and on behalf of The Growth Fund of America
By:	/s/ WALTER R. BURKLEY
	Name:	Walter R. Burkley
	Title:	Authorized Signatory

Date: July 21, 2016

Name in which shares are to be registered:

Rescueboat and Co. (HG18)f/b/o The Growth Fund of America

Address:

    c/o Capital Research and Management Company
    333 South Hope Street, 33rd Floor
    Los Angeles, CA 90071
    Attention: Erik A. Vayntrub
    Email: erv@capgroup.com
    Telephone: 213.486.9108
    Facsimile: 213.486.9041

Number of Acquired Shares subscribed for:	4,285,000
Price Per Acquired Share:	$10.00
Aggregate Purchase Price:	$42,850,000

        You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

I-2-17

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):
	1.	☒	We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act (a "QIB")).
	2.	☐	We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.
B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):
	1.	☒
We are an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an "accredited investor."
	2.	☒	We are not a natural person.
C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:
	☐	is:
	☒	is not:
an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

I-2-18

        Rule 501(a), in relevant part, states that an "accredited investor" shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an "accredited investor."

  ☒
  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

  ☐
  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

  ☐
  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

  ☐
  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  ☐
  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

  ☐
  Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person's net worth: (a) the person's primary residence must not be included as an asset; (b) indebtedness secured by the person's primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the residence must be included as a liability;

  ☐
  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  ☐
  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

  ☐
  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

I-2-19

ANNEX J: GLOSSARY OF OIL AND NATURAL GAS TERMS

        The following are abbreviations and definitions of certain terms used in this proxy statement, which are commonly used in the oil and natural gas industry:

        3-D seismic.    Geophysical data that depict the subsurface strata in three dimensions. 3-D seismic typically provides a more detailed and accurate interpretation of the subsurface strata than 2-D, or two-dimensional, seismic.

        Analogous reservoir.    Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an analogous reservoir refers to a reservoir that shares the following characteristics with the reservoir of interest: (i) same geological formation (but not necessarily in pressure communication with the reservoir of interest); (ii) same environment of deposition; (iii) similar geological structure; and (iv) same drive mechanism. For a complete definition of analogous reservoir, refer to the SEC's Regulation S-X, Rule 4-10(a)(2).

        Basin.    A large natural depression on the earth's surface in which sediments generally brought by water accumulate.

        Bbl.    One stock tank barrel of 42 U.S. gallons liquid volume used herein in reference to crude oil, condensate or NGLs.

        Bcf.    One billion cubic feet of natural gas.

        Boe.    One barrel of oil equivalent, calculated by converting natural gas to oil equivalent barrels at a ratio of six Mcf of natural gas to one Bbl of oil. This is an energy content correlation and does not reflect a value or price relationship between the commodities.

        Boe/d.    One Boe per day.

        British thermal unit or Btu.    The quantity of heat required to raise the temperature of a one-pound mass of water from 58.5 to 59.5 degrees Fahrenheit.

        Completion.    Installation of permanent equipment for production of oil or gas, or, in the case of a dry well, to reporting to the appropriate authority that the well has been abandoned.

        Condensate.    A mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

        Delineation.    The process of placing a number of wells in various parts of a reservoir to determine its boundaries and production characteristics.

        Developed acreage.    The number of acres that are allocated or assignable to productive wells or wells capable of production.

        Development costs.    Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and natural gas. For a complete definition of development costs refer to the SEC's Regulation S-X, Rule 4-10(a)(7).

        Development project.    The means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

        Development well.    A well drilled within the proved area of an oil or natural gas reservoir to the depth of a stratigraphic horizon known to be productive.

        Differential.    An adjustment to the price of oil or natural gas from an established spot market price to reflect differences in the quality and/or location of oil or natural gas.

        Downspacing.    Additional wells drilled between known producing wells to better develop the reservoir.

        Dry well.    A well found to be incapable of producing hydrocarbons in sufficient quantities such that proceeds from the sale of such production exceed production expenses and taxes.

        Economically producible.    The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. For a complete definition of economically producible, refer to the SEC's Regulation S-X, Rule 4-10(a)(10).

        Estimated ultimate recovery or EUR.    The sum of reserves remaining as of a given date and cumulative production as of that date.

        Exploration costs.    Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and natural gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. For a complete definition of exploration costs, refer to the SEC's Regulation S-X, Rule 4-10(a)(12).

        Exploratory well.    A well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or natural gas in another reservoir.

        Field.    An area consisting of a single reservoir or multiple reservoirs all grouped on, or related to, the same individual geological structural feature or stratigraphic condition. The field name refers to the surface area, although it may refer to both the surface and the underground productive formations. For a complete definition of field, refer to the SEC's Regulation S-X, Rule 4-10(a)(15).

        Formation.    A layer of rock which has distinct characteristics that differs from nearby rock.

        Gross acres or gross wells.    The total acres or wells, as the case may be, in which a working interest is owned.

        Held by production.    Acreage covered by a mineral lease that perpetuates a company's right to operate a property as long as the property produces a minimum paying quantity of oil or gas.

        Horizontal drilling.    A drilling technique used in certain formations where a well is drilled vertically to a certain depth and then drilled at a right angle within a specified interval.

        MBbl.    One thousand barrels of crude oil, condensate or NGLs.

        MBoe.    One thousand Boe.

        Mcf.    One thousand cubic feet of natural gas.

        Mcf/d.    One Mcf per day.

        MMBbl.    One million barrels of crude oil, condensate or NGLs.

        MMBoe.    One million Boe.

        MMBtu.    One million British thermal units.

        MMcf.    One million cubic feet of natural gas.

        Net acres.    The percentage of total acres an owner has out of a particular number of acres, or a specified tract. An owner who has 50% interest in 100 acres owns 50 net acres.

        Net production.    Production that is owned less royalties and production due to others.

        Net revenue interest.    A working interest owner's gross working interest in production less the royalty, overriding royalty, production payment and net profits interests.

        NGLs.    Natural gas liquids. Hydrocarbons found in natural gas which may be extracted as liquefied petroleum gas and natural gasoline.

        NYMEX.    The New York Mercantile Exchange.

        Offset operator.    Any entity that has an active lease on an adjoining property for oil, natural gas or NGLs purposes.

        Operator.    The individual or company responsible for the development and/or production of an oil or natural gas well or lease.

        Play.    A geographic area with hydrocarbon potential.

        Present value of future net revenues or PV-10.    The estimated future gross revenue to be generated from the production of proved reserves, net of estimated production and future development and abandonment costs, using prices and costs in effect at the determination date, before income taxes, and without giving effect to non-property-related expenses, discounted to a present value using an annual discount rate of 10% in accordance with the guidelines of the SEC.

        Production costs.    Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. For a complete definition of production costs, refer to the SEC's Regulation S-X, Rule 4-10(a)(20).

        Productive well.    A well that is found to be capable of producing hydrocarbons in sufficient quantities such that proceeds from the sale of the production exceed production expenses and taxes.

        Prospect.    A specific geographic area which, based on supporting geological, geophysical or other data and also preliminary economic analysis using reasonably anticipated prices and costs, is deemed to have potential for the discovery of commercial hydrocarbons.

        Proved developed reserves.    Reserves that can be expected to be recovered through (i) existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared with the cost of a new well or (ii) through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

        Proved properties.    Properties with proved reserves.

        Proved reserves.    Those quantities of oil, natural gas and NGLs, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. For a complete definition of proved oil and natural gas reserves, refer to the SEC's Regulation S-X, Rule 4-10(a)(22).

        Proved undeveloped reserves or PUDs.    Proved reserves that are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion. Undrilled locations can be classified as having proved undeveloped reserves only if a development plan has been adopted indicating that such locations are scheduled to be drilled within five years, unless specific circumstances justify a longer time.

        Realized price.    The cash market price less all expected quality, transportation and demand adjustments.

        Reasonable certainty.    A high degree of confidence. For a complete definition of reasonable certainty, refer to the SEC's Regulation S-X, Rule 4-10(a)(24).

        Recompletion.    The completion for production of an existing wellbore in another formation from that which the well has been previously completed

        Reliable technology.    Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

        Reserves.    Estimated remaining quantities of oil and natural gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and natural gas or related substances to market and all permits and financing required to implement the project. Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

        Reservoir.    A porous and permeable underground formation containing a natural accumulation of producible oil and/or natural gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

        Resources.    Quantities of oil and natural gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

        Royalty.    An interest in an oil and natural gas lease that gives the owner the right to receive a portion of the production from the leased acreage (or of the proceeds from the sale thereof), but does not require the owner to pay any portion of the production or development costs on the leased acreage. Royalties may be either landowner's royalties, which are reserved by the owner of the leased acreage at the time the lease is granted, or overriding royalties, which are usually reserved by an owner of the leasehold in connection with a transfer to a subsequent owner.

        Service well.    A well drilled or completed for the purpose of supporting production in an existing field.

        Spacing.    The distance between wells producing from the same reservoir. Spacing is often expressed in terms of acres, e.g.,  40-acre spacing, and is often established by regulatory agencies.

        Spot market price.    The cash market price without reduction for expected quality, transportation and demand adjustments.

        Spud.    Commenced drilling operations on an identified location.

        Standardized measure.    Discounted future net cash flows estimated by applying year-end prices to the estimated future production of year-end proved reserves. Future cash inflows are reduced by estimated future production and development costs based on period-end costs to determine pre-tax cash inflows. Future income taxes, if applicable, are computed by applying the statutory tax rate to the excess of pre-tax cash inflows over our tax basis in the oil and natural gas properties. Future net cash inflows after income taxes are discounted using a 10% annual discount rate.

        Stratigraphic test well.    A drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as "exploratory type" if not drilled in a known area or "development type" if drilled in a known area.

        Success rate.    The percentage of wells drilled which produce hydrocarbons in commercial quantities.

        Undeveloped acreage.    Lease acreage on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and natural gas regardless of whether such acreage contains proved reserves.

        Unit.    The joining of all or substantially all interests in a reservoir or field, rather than a single tract, to provide for development and operation without regard to separate property interests. Also, the area covered by a unitization agreement.

        Unproved properties.    Properties with no proved reserves.

        Wellbore.    The hole drilled by the bit that is equipped for natural gas production on a completed well. Also called well or borehole.

        Working interest.    The right granted to the lessee of a property to develop and produce and own natural gas or other minerals. The working interest owners bear the exploration, development and operating costs on either a cash, penalty or carried basis.

        Workover.    Operations on a producing well to restore or increase production.

        WTI.    West Texas Intermediate.

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF SILVER RUN ACQUISITION CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints , and (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Silver Run Acquisition Corporation (the “Company”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on [•], 2016 at [•] a.m., Central Daylight Time at [•], and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the Proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4, 5, 6 and 7. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY P R O X Y (Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example SILVER RUN ACQUISITION CORPORATION - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6 and 7. 1. The Business Combination Proposal — To consider and vote upon a proposal to (a) approve and adopt the Contribution Agreement, dated as of July 6, 2016 (as amended by Amendment No. 1 thereto, dated as of July 29, 2016, the ‘‘Contribution Agreement’’), among Centennial Resource Development, LLC, a Delaware limited liability company (‘‘CRD’’), NGP Centennial Follow-On LLC, a Delaware limited liability company (‘‘NGP Follow-On’’), Celero Energy Company, LP, a Delaware limited partnership (together with CRD and NGP Follow-On, the ‘‘Centennial Contributors’’), Centennial Resource Production, LLC, a Delaware limited liability company (‘‘CRP’’), and New Centennial, LLC, a Delaware limited liability company controlled by Riverstone Investment Group LLC and its affiliates (collectively, ‘‘Riverstone’’), to which the Company expects to become a party following such approval and adoption and pursuant to which we will acquire approximately 89% of the outstanding membership interests in CRP and (b) approve such acquisition and the other transactions contemplated by the Contribution Agreement (the ‘‘business combination’’ and such proposal, the ‘‘Business Combination Proposal’’). A copy of the Contribution Agreement is attached to the accompanying proxy statement as Annex A. Intention to Exercise Redemption Rights If you intend to exercise your redemption rights please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the heading “Special Meeting of Silver Run Stockholders—Redemption Rights”. Stockholder Certification I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder with respect to the Shares in connection with the proposed business combination. 2. The Class C Charter Proposal — To consider and act upon a proposal to approve and adopt amendments to the Company’s amended and restated certificate of incorporation (the ‘‘Charter’’) to create a new class of capital stock designated as Class C Common Stock, par value $0.0001 per share (the ‘‘Class C Common Stock’’ and such proposal, the ‘‘Class C Charter Proposal’’). A copy of the Company’s second amended and restated certificate of incorporation (the ‘‘Second A&R Charter’’) reflecting the proposed amendments pursuant to the Class C Charter Proposal is attached to the accompanying proxy statement as Annex B. 3. The Authorized Share Charter Proposal — To consider and act upon a proposal to approve and adopt an amendment to the Charter to increase the number of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share (the ‘‘Class A Common Stock’’), from 200,000,000 shares to 600,000,000 shares (the ‘‘Authorized Share Charter Proposal’’). A copy of the Second A&R Charter reflecting the proposed amendment pursuant to the Authorized Share Charter Proposal is attached to the accompanying proxy statement as Annex B. FOR AGAINST ABSTAIN REDEMPTION RIGHTS SHAREHOLDER CERTIFICATION FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. The Additional Charter Proposal — To consider and act upon a proposal to approve and adopt amendments to the Charter eliminating provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination (the ‘‘Additional Charter Proposal’’ and, together with the Class C Charter Proposal and the Authorized Share Charter Proposal, the ‘‘Charter Proposals’’). A copy of the Second A&R Charter reflecting the proposed amendments pursuant to the Additional Charter Proposal is attached to the accompanying proxy statement as Annex B. 5. The NASDAQ Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of The NASDAQ Capital Market, (a) the issuance and sale of up to 81,005,000 shares of Class A Common Stock to Riverstone Centennial Holdings, L.P., an accredited investor affiliated with Riverstone (together with any persons to whom it assigns the right to purchase such shares, the ‘‘Riverstone private investors’’), the proceeds of which will be used to fund a portion of the cash consideration in the business combination, and the issuance of any additional shares of Class A Common Stock that the Riverstone private investors may purchase in order to facilitate the Transactions, (b) the issuance and sale of 20,000,000 shares of Class A Common Stock to certain other accredited investors in a private placement, the proceeds of which will be used to fund a portion of the cash consideration in the business combination, (c) the issuance of 20,000,000 shares of Class C Common Stock to the Centennial Contributors in connection with the business combination and (d) the future issuance of up to 20,000,000 shares of Class A Common Stock to the Centennial Contributors in connection with the future redemption or exchange of their units representing common membership interests in CRP in accordance with the fifth amended and restated limited liability company agreement of CRP (the ‘‘NASDAQ Proposal’’). 6. The LTIP Proposal — To consider and vote upon a proposal to approve and adopt the Centennial Resource Development Corp. 2016 Long Term Incentive Plan (the ‘‘LTIP’’) and material terms thereunder, including the material terms of performance goals that may apply to awards granted under the LTIP intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘LTIP Proposal’’). A copy of the LTIP is attached to the accompanying proxy statement as Annex D. 7. The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals and the NASDAQ Proposal (the ‘‘Adjournment Proposal’’ and, together with the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal and the LTIP Proposal, the ‘‘Proposals’’). FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Dated: , 2016 (Signature) (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.